AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 24, 2026

1933 Act Registration File No.: 333-264478
1940 Act File No.: 811-23793

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. ___	☐
Post-Effective Amendment No. 541	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 544	☒

TIDAL TRUST II
(Exact Name of Registrant as Specified in Charter)

234 West Florida Street, Suite 700
Milwaukee, Wisconsin 53204
(Address of Principal Executive Offices, Zip Code)

(Registrant’s Telephone Number, including Area Code) (855) 843-2534

The Corporation Trust Company
1209 Orange Street
Corporation Trust Center
Wilmington, DE 19801
(Name and Address of Agent for Service)

Copies to:

Eric W. Falkeis Tidal ETF Services LLC 234 West Florida Street, Suite 700 Milwaukee, WI 53204	Rachael L. Schwartz Sullivan & Worcester LLP 1251 Avenue of the America, 19th Floor New York, NY 10020

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☒	on February 27, 2026 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485

Explanatory Note: This Post-Effective Amendment No. 541 to the Registration Statement of Tidal Trust II (the “Trust”) is being filed to add YieldMax® MSTR Option Income Strategy ETF, YieldMax® Short N100 Option Income Strategy ETF, YieldMax® Ultra Option Income Strategy ETF, YieldMax® Ultra Short Option Income Strategy ETF and YieldMax® Bitcoin Option Income Strategy ETF’s audited financial statements and certain related financial information for the fiscal period ended October 31, 2025 and to make other permissible changes under Rule 485(b).

YieldMax® MSTR Option Income Strategy ETF (MSTY)

listed on NYSE Arca, Inc.

PROSPECTUS

February 27, 2026

The U.S. Securities and Exchange Commission (the “SEC”) has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

YieldMax® MSTR Option Income Strategy ETF - FUND SUMMARY

Investment Objective

The Fund’s primary investment objective is to seek current income. The Fund’s secondary investment objective is to seek exposure to the share price of the common stock of Strategy Inc (“MSTR” or “Underlying Security”), subject to a limit on potential investment gains.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and Service (12b-1) Fees	None
Other Expenses (includes interest and tax expense)	0.04%
Total Annual Fund Operating Expenses	1.03%

(1)	The Fund’s investment adviser, Tidal Investments, LLC (the “Adviser”) will pay, or require a sub-adviser to pay, all of the Fund’s expenses, except for the following: advisory and sub-advisory fees, interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), litigation expenses, and other non-routine or extraordinary expenses.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$105	$328	$569	$1,259

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. During the most recent fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks current income while providing exposure to the share price (i.e., the price returns) of the Underlying Security, subject to participation in a portion of potential investment gains. The Fund will employ its investment strategy as it relates to the Underlying Security regardless of whether there are periods of adverse market, economic, or other conditions and will not take temporary defensive positions during such periods. As further described below, the Fund uses either a synthetic covered call strategy or a synthetic covered call spread strategy to seek to generate options premiums and provide indirect exposure to the share price returns of the Underlying Security, subject to participation in a portion of potential investment gains as a result of the nature of the options strategy it employs. That is, the Fund not only seeks to generate options premiums but also aims to derive gains when the value of the Underlying Security increases. The Fund’s options contracts provide:

●	indirect exposure to the share price returns of the Underlying Security,

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●	option premiums, and
●	participation in a portion of gains, if any, of the share price returns of the Underlying Security.

For more information, see sections “The Fund’s Use of Underlying Security Option Contracts” and “Synthetic Covered Call Strategy” below.

Why invest in the Fund?

●	The Fund seeks to generate weekly cash distributions, which is not dependent on the price appreciation of the Underlying Security.
●	The Fund seeks to participate in a portion of the gains experienced by the Underlying Security.

That is, although the Fund may not fully participate in gains in the Underlying Security’s stock price, the Fund’s portfolio is designed to generate options premiums.

An Investment in the Fund is not an investment in the Underlying Security.

●	The Fund’s strategy will capture only a portion of its potential gains if the Underlying Security’s stock price increase in value.
●	The Fund’s strategy is subject to all potential losses if the Underlying Security’s stock price decrease in value, which may not be offset by the options premiums received by the Fund.
●	The Fund may from time to time invest directly in the Underlying Security.
●	Fund shareholders are not entitled to any Underlying Security dividends, except to the extent the Fund invests directly in the Underlying Security.

While the Fund seeks to provide current income pursuant to its investment objective, a portion (sometimes significant) of the Fund’s distributions may be classified as return of capital (“ROC”) for financial or tax reporting purposes. Generally speaking, ROC refers to the portion of a distribution from an investment that represents a return of the original investment (principal) rather than income or profit. Accordingly, such distributions do not necessarily reflect the Fund’s income or yield. See the prospectus section titled “Additional Information About the Fund” for more information about option premiums and ROC.

Additional information regarding the Underlying Security is also set forth below.

The Fund’s Use of Underlying Security Option Contracts

As part of the Fund’s synthetic covered call strategy and synthetic covered call spread strategy, the Fund will purchase and sell a combination of standardized exchange-traded and FLexible EXchange® (“FLEX”) call and put option contracts that are based on the value of the price returns of the Underlying Security.

●	In general, an option contract gives the purchaser of the option contract the right to purchase (for a call option) or sell (for a put option) the underlying asset (like shares of the Underlying Security) at a specified price (the “strike price”).
●	If exercised, an option contract obligates the seller to deliver shares (for a sold or “short” call) or buy shares (for a sold or “short” put) of the underlying asset at a specified price (the “strike price”).
●	Options contracts must be exercised or traded to close within a specified time frame, or they expire. See the chart in section “Fund Portfolio” below for a description of the option contracts utilized by the Fund.

Standardized exchange-traded options include standardized terms. FLEX options are also exchange-traded, but they allow for customizable terms (e.g., the strike price can be negotiated). For more information on FLEX options, see “Additional Information about the Fund – Exchange Traded Options Portfolio.”

The Fund’s options contracts are based on the value of the Underlying Security, which gives the Fund the right or obligation to receive or deliver shares of the Underlying Security on the expiration date of the applicable option contract in exchange for the stated strike price, depending on whether the option contract is a call option or a put option, and whether the Fund purchases or sells the option contract.

Covered Call Strategy

In seeking to achieve its investment objective, the Fund may implement a “synthetic covered call” and, to a lesser extent, a “traditional covered call” strategy using the standardized exchange-traded and FLEX options described above.

●	A traditional covered call strategy is an investment strategy where an investor (the Fund) sells a call option on an underlying security it owns.

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●	A synthetic covered call strategy is similar to a traditional covered call strategy in that the investor sells a call option that is based on the value of the underlying security. However, in a synthetic covered call strategy, the investor (the Fund) does not own the underlying security, but rather seeks to synthetically replicate 100% of the price movements of the underlying security through the use of various investment instruments.

The Fund’s covered call strategies consists of the following three elements, each of which is described in greater detail farther below:

●	Direct or synthetic long exposure to the Underlying Security, which allows the Fund to seek to participate in the changes, up or down, in the price of shares of the Underlying Security.
●	Covered call writing (where the Underlying Security’s call options are sold against the synthetic long portion of the strategy), which allows the Fund to generate options premiums.
●	U.S. Treasuries, which are used for collateral for the options, and which generate income.

1.	Long Exposure (Synthetic or Direct)

Synthetic Long Exposure: To achieve a synthetic long exposure to the Underlying Security, the Fund will buy the Underlying Security’s call options and, simultaneously, sell the Underlying Security’s put options to try to replicate the price movements of the Underlying Security. The call options purchased by the Fund and the put options sold by the Fund will generally have one-month to six-month terms and strike prices that are approximately equal to the then-current share price of the Underlying Security at the time the contracts are purchased and sold, respectively. The combination of the long call options and sold put options provides the Fund with indirect investment exposure equal to approximately 100% of the Underlying Security for the duration of the applicable options exposure.

In addition, the Fund may use other instruments and transactions to gain synthetic exposure to the Underlying Security. For example, the Fund may enter into swap contracts that provide exposure to the Underlying Security. The Fund also may utilize additional options strategies, including purchasing call options that are “deep in the money” (i.e., the Underlying Security’s price is well above the strike price on the call option).

Direct Long Exposure: The Fund may directly hold equity securities of the Underlying Security.

2.	Covered Call Strategies

Covered Call Strategy

As part of its strategy, the Fund will write (sell) call option contracts on the Underlying Security to generate options premiums. These written call options will generally be sold short (i.e., selling a position it does not currently own). The Fund will seek to participate in the share price appreciation of the Underlying Security, if any. However, due to the nature of covered call strategies, the Fund’s participation may be subject to a cap (as described below). In this strategy, the call options written (sold) by the Fund will generally have 1- month or less expiration dates (the “Call Period”) and generally have a strike price that is approximately 0%-15% above the then-current share price of the Underlying Security.

It is important to note that the sale of the Underlying Security call option contracts will limit the Fund’s participation in the appreciation in the Underlying Security’s stock price. If the stock price of the Underlying Security increases, the above-referenced synthetic long exposure alone would allow the Fund to experience similar percentage gains. However, if the Underlying Security’s stock price appreciates beyond the strike price of one or more of the sold (short) call option contracts, the Fund will lose money on those short call positions, and the losses will, in turn, limit the upside return of the Fund’s synthetic long exposure. As a result, the Fund’s overall strategy (i.e., the combination of the synthetic long exposure to the Underlying Security and the sold (short) the Underlying Security call positions) will limit the Fund’s participation in gains in the Underlying Security’s stock price beyond a certain point.

Covered Call Spread Strategy

The Adviser will employ the Covered Call Spread Strategy when it believes it is a better strategy for the Fund as compared to the Covered Call Strategy. The Fund may write (sell) credit call spreads (described below) rather than stand-alone call option contracts to seek greater participation in the potential appreciation of its Underlying Security’s share price, while still generating net options premiums. The Adviser will primarily employ this covered call spread strategy when it believes that the share price of its Underlying Security is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news). Additionally, the Adviser may use this strategy in other scenarios (e.g., if the market is undervaluing further out-of-the-money options relative to near-the-money options), where it believes the use of credit call spreads may prove more advantageous to the Fund’s total return than the covered call strategy.

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A credit call spread involves selling a call option while simultaneously buying a call option with a higher strike price, both with the same expiration date. By writing credit call spreads, the Fund can potentially offset losses incurred from its short call positions if the Underlying Security’s share price rises above the strike price.

3.	U.S. Treasuries

The Fund will hold short-term U.S. Treasury securities as collateral in connection with the Fund’s synthetic covered call strategy. The Fund may also invest in pooled vehicles (e.g., mutual funds and ETFs) that invest in U.S Treasuries.

The Fund intends to continuously maintain exposure to the Underlying Security, primarily through the use of options contracts. As the options contracts it holds are exercised or expire it may enter into new options contracts, a practice referred to as “rolling.” The Fund’s practice of rolling options may result in high portfolio turnover.

Fund’s Weekly Distributions

The Fund will seek to provide weekly cash distributions. The Fund will seek to generate such distributions in the following ways:

●	Writing (selling) call option contracts on its Underlying Security as described above to generate options premiums. A premium, in this context, refers to the price the option buyer pays to the option seller (the Fund) for the rights granted by the option. The amount of these premiums is largely affected by the fluctuations in the Underlying Security’s stock prices. However, other elements like interest rates can also influence the level of premiums.
●	Investing in short-term U.S. Treasury securities. The income generated by these securities will be influenced by interest rates at the time of investment.
●	In addition, the Fund’s use of the Covered Call Spread Strategy may occasionally allow it to capture a substantial portion of any significant increase in the price of its Underlying Security. When this happens, the Fund could receive profits exceeding the initial cost of the call options, and the Fund’s distributions may include some of those profits.

Fund’s Return Profile vs its Underlying Security

For the reasons stated above, the Fund’s performance will differ from that of the Underlying Security’s stock price. The performance differences will depend on, among other things, the price of the Underlying Security, changes in the value of the Underlying Security options contracts the Fund holds, and changes in the value of the U.S. Treasuries.

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Fund Portfolio

Principal Holdings
Portfolio Holdings (All derivative instruments are based on the value of the Underlying Security)	Investment Terms	Expected Target Maturity
Purchased call option contracts

“at-the-money” (i.e., the strike price is equal to the then-current share price of the Underlying Security at the time of purchase) to provide indirect exposure to positive price returns of the Underlying Security.

If the Underlying Security share price increases, these options will generate corresponding increases to the Fund.

1-month to 6-month expiration dates
Sold put option contracts

“at-the-money” (i.e., the strike price is equal to the then-current share price of the Underlying Security at the time of sale).

They are sold to help pay for the purchased call options described above.

However, the sold put option contracts provide exposure to the full extent of any share price losses experienced by the Underlying Security.

1-month to 6-month expiration dates
Sold (short) call option contracts (Covered Call Strategy)

The strike price is approximately 0%-15% more than the then-current share price of the Underlying Security at the time of sale.

They generate options premiums. However, they also limit some potential positive returns that the Fund may have otherwise experienced from gains in the Underlying Security’s share price.

1-month or less expiration dates
Sold (short) call option contracts (Covered Call Spread Strategy)

The strike price is approximately 0%-15% more than the then-current share price of the Fund’s Underlying Security at the time of sale.

Sold call option contracts provide inverse exposure to the full extent of any increases in the value experienced by the Fund’s Underlying Security, minus the premium received.

1-month or less expiration dates
Purchased call option contracts (Covered Call Spread Strategy)

“out-of-the-money” (i.e., the strike price is above the strike price of the corresponding Covered Call Spread Strategy sold call).

Bought call option contracts provide exposure to the full extent of any increases in the value experienced by the Fund’s Underlying Security above the option’s strike price.

1-month or less expiration dates
Purchased call option contracts (Deep-in-the-money synthetic long exposure)	“Deep in the money” (i.e., the Underlying Security’s price is well above the strike price on the call option) to provide synthetic long exposure designed to closely track price movements of the Underlying Security. These options are expected to exhibit greater sensitivity to changes in the Underlying Security’s share price than out-of-the-money or at-the-money calls.	1-month to 6-month expiration dates
Swap contracts	The Fund may enter into swap contracts that provide exposure to the Underlying Security’s price movements (and/or total return), generally in exchange for a financing rate and/or other contractual payments. Swap contracts may be used as an alternative or supplement to options positions to obtain exposure to the Underlying Security.	13-month to 60-month terms
Equity securities of the Underlying Security (Direct holdings)	The Fund may purchase and hold shares of the Underlying Security to obtain direct exposure to the Underlying Security’s price movements and any distributions.	NA
U.S Treasury Securities and Cash

Multiple series of U.S. Treasury Bills supported by the full faith and credit of the U.S. government.

These instruments are used as collateral for the Fund’s derivative investments.

They will also generate income.

6-month to 2-year maturities

The market value of the cash and treasuries held by the Fund is generally expected to be between 25% and 100% of the Fund’s net assets and the market value of the options package is generally expected to be between 0% and 50% of the Fund’s net assets (though actual exposures may deviate from these ranges from time to time). In terms of notional value, the combination of these investment instruments provides indirect investment exposure to MSTR equal to at least 95% of the Fund’s total assets.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in securities and financial instruments that provide indirect exposure to MSTR.

There is no guarantee that the Fund’s investment strategy will be properly implemented, and an investor may lose some or all of its investment.

Strategy Inc (“MSTR”)

MSTR has two main strategies for its business operations. One is to acquire and hold bitcoin, while the other is to grow its enterprise analytics software business. MSTR is listed on the Nasdaq Global Select Market (“Nasdaq”). Per MSTR’s most recent Form 10-K filing, the aggregate market value of the voting and non-voting common equity held by non-affiliates of MSTR (based on the last reported sale price of its class A common stock on June 28, 2024 on the Nasdaq Global Select Market) was approximately $23.499 billion. Additionally, per MSTR’s most recent 10-Q filing, digital assets represented approximately 99% of its total assets.

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MSTR is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Information provided to or filed with the SEC by MSTR pursuant to the Exchange Act can be located by reference to the SEC file number 001-42509 through the SEC’s website at www.sec.gov. In addition, information regarding MSTR may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated documents.

This document relates only to the securities offered hereby and does not relate to MSTR or other securities of MSTR. The Fund has derived all disclosures contained in this document regarding MSTR from the publicly available documents. None of the Fund, the Trust, the Adviser or their respective affiliates has participated in the preparation of such publicly available offering documents or made any due diligence inquiry regarding such documents with respect to MSTR. None of the Fund, the Trust, the Adviser or their respective affiliates makes any representation that such publicly available documents or any other publicly available information regarding MSTR is accurate or complete. Furthermore, the Fund cannot give any assurance that all events occurring prior to the date hereof (including events that would affect the accuracy or completeness of the publicly available documents described above) that would affect the trading price of MSTR (and therefore the price of the Fund at the time we price the securities) have been publicly disclosed. Subsequent disclosure of any such events or the disclosure of or failure to disclose material future events concerning MSTR could affect the value received with respect to the securities and therefore the value of the securities.

None of the Fund, the Trust, the Adviser or their respective affiliates makes any representation to you as to the performance of MSTR.

NONE OF THE FUND, TIDAL TRUST II, OR TIDAL INVESTMENTS LLC IS AFFILIATED, CONNECTED, OR ASSOCIATED WITH MSTR. THE FUND WAS NOT DEVELOPED OR CREATED BY, AND IS NOT SPONSORED, ENDORSED, OR APPROVED BY, MSTR.

Moreover, MSTR has not participated in the development of the Fund’s investment strategy. MSTR does not select or approve the Fund’s portfolio holdings, nor does it participate in the construction, design, or implementation of the Fund. MSTR does not provide any assurances, guarantees, or representations regarding the Fund or its performance. Nothing herein shall be construed as an offer of any security by MSTR.

None of the Fund, the Trust, the Adviser, or their respective affiliates claim any ownership interest in any trademarks owned by Strategy Inc or MSTR. All rights in the trademarks are reserved by their respective owners.

Due to the Fund’s investment strategy, the Fund’s investment exposure is concentrated in (or substantially exposed to) the same industry as that assigned to MSTR. As of the date of the Prospectus, MSTR is assigned to the software industry.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”) per share, trading price, yield, total return, and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund—Principal Risks of Investing in the Fund.”

An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.

MSTR Risk. The Fund invests in options contracts and swaps that are based on the value of MSTR and may also invest directly in MSTR. These investments in options contracts and swaps subject the Fund to certain of the same risks as if it owned shares of MSTR, even though it may not; although at times the Fund may also hold shares of MSTR directly. By virtue of these investments, the Fund may be subject to the following risks:

Indirect Investment in MSTR Risk. MSTR is not affiliated with the Trust, the Fund, the Adviser or their respective affiliates and is not involved with this offering in any way and has no obligation to consider your Shares in taking any corporate actions that might affect the value of Shares. Investors in the Fund will not have voting rights and will not be able to influence management of MSTR but will be exposed to the performance of MSTR (the underlying stock). Except to the extent the Fund invests directly in MSTR, investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the underlying stock but will be subject to declines in the performance of the underlying stock.

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MSTR Trading Risk. The trading price of MSTR may be highly volatile and could continue to be subject to wide fluctuations in response to various factors. The stock market in general, and the market for technology companies in particular, has experienced extreme price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of those companies. In particular, a large proportion of MSTR may be traded by short sellers which may put pressure on the supply and demand for the common stock of MSTR, further influencing volatility in its market price. Public perception and other factors outside of the control of MSTR may additionally impact MSTR’s stock price due to MSTR garnering a disproportionate degree of public attention, regardless of actual operating performance. In addition, in the past, following periods of volatility in the overall market and the market price of a particular company’s securities, securities class action litigation has often been instituted against companies such as these. Moreover, stockholder litigation like this has been filed against MSTR in the past. While MSTR continues to defend such actions, any judgment against MSTR, or any future stockholder litigation could result in substantial costs and a diversion of the management of MSTR’s attention and resources. If MSTR trading is halted, trading in Shares of the Fund may be impacted, either temporarily or indefinitely.

MSTR Performance Risk. MSTR may fail to meet its publicly announced guidelines or other expectations about its business, which could cause the price of MSTR to decline. MSTR provides guidance regarding its expected financial and business performance, such as projections regarding sales and production, as well as anticipated future revenues, gross margins, profitability and cash flows. Correctly identifying key factors affecting business conditions and predicting future events is inherently an uncertain process, and the guidance MSTR provides may not ultimately be accurate and has in the past been inaccurate in certain respects, such as the timing of new product manufacturing ramps. The guidance is based on certain assumptions such as those relating to global and local economic conditions, anticipated production and sales volumes (which generally are not linear throughout a given period), average sales prices, supplier and commodity costs, and planned cost reductions. If MSTR’s guidance is not accurate or varies from actual results due to its inability to meet the assumptions or the impact on its financial performance that could occur as a result of various risks and uncertainties, the market value of common stock issued by MSTR could decline significantly. MSTR may also be exposed to greater than anticipated tax liabilities in a variety of domestic and foreign jurisdictions or subject to tax on unrealized fair value gains on its bitcoin holdings.

Software Industry Risk. The software industry can be significantly affected by intense competition, aggressive pricing, technological innovations, and product obsolescence. Companies in the software industry are subject to significant competitive pressures, such as aggressive pricing, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments and the potential for limited earnings and/or falling profit margins. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of these companies and, as a result, the value of their securities. Also, intellectual property rights and patent protection is integral to the success of many companies in this industry, and profitability can be affected materially by, among other things, the cost of obtaining (or failing to obtain) patent approvals, the cost of litigating patent infringement and the loss of patent protection for products (which significantly increases pricing pressures and can materially reduce profitability with respect to such products). In addition, many software companies have limited operating histories. Prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.

Bitcoin Risk. While the Fund will not directly invest in digital assets, it will be subject to the risks associated with bitcoin by virtue of its investments in options contracts that reference MSTR. Investing in bitcoin exposes shareholders (such as MSTR) to significant risks that are not typically present in other investments. These risks include the uncertainty surrounding new technology, limited evaluation due to bitcoin’s short trading history, and the potential decline in adoption and value over the long term. The extreme volatility of bitcoin’s price is also a risk factor. Regulatory uncertainties, such as potential government interventions and conflicting regulations across jurisdictions, can impact the demand for bitcoin and restrict its usage. Additionally, risks associated with the sale of newly mined bitcoin, bitcoin exchanges, competition from alternative digital assets, mining operations, network modifications, and intellectual property claims pose further challenges to bitcoin-linked investments.

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Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of MSTR and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund in particular, the value of the options contracts in which it invests is substantially influenced by the value of MSTR. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. The options held by the Fund are exercisable at the strike price on their expiration date. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, as the Fund intends to continuously maintain indirect exposure to MSTR through the use of options contracts, as the options contracts it holds are exercised or expire it will enter into new options contracts, a practice referred to as “rolling.” If the expiring options contracts do not generate proceeds enough to cover the cost of entering into new options contracts, the Fund may experience losses.

Swap Agreements Risk. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the Adviser to structure such swap agreements in accordance with the Fund’s investment objective and to identify counterparties for those swap agreements. If the Adviser is unable to enter into swap agreements that provide leveraged exposure to the Underlying Security, the Fund may not meet its stated investment objective. Additionally, any financing, borrowing or other costs associated with using swap transactions may also have the effect of lowering the Fund’s return.

The swap agreements in which the Fund invests are generally traded in the over-the-counter market, which generally has less transparency than exchange-traded derivatives instruments. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities.

If the Underlying Security has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its objective, even if the Underlying Security later reverses all or a portion of its movement.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. This risk is greater for the Fund as it seeks to hold options contracts on a single security, and not a broader range of options contracts, which may limit the number of clearing members that are willing to transact on the Fund’s behalf. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

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Price Participation Risk. The Fund employs an investment strategy that includes the sale of call option contracts, which limits the degree to which the Fund will participate in increases in value experienced by MSTR over the Call Period. This means that if MSTR experiences an increase in value above the strike price of the sold call options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform MSTR over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by MSTR over each Call Period, but has full exposure to any decreases in value experienced by MSTR over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of MSTR. The degree of participation in MSTR gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold call option contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of MSTR, changes in interest rates, changes in the actual or perceived volatility of MSTR and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of MSTR changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of MSTR. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options premiums on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the MSTR will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by MSTR.

Equity Market Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual issuers, industries or the stock market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over a short and extended periods of time. In a declining stock market, stock prices for all companies may decline, regardless of their long-term prospects.

Distribution Risk. The Fund seeks to provide weekly cash distributions. There is no assurance that the Fund will make a distribution in any given week. If the Fund does make distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment. In addition, while the underlying stock may pay dividends, the Fund’s returns will not include any dividends paid by the underlying stock (except to the extent the Fund invests directly in MSTR), and any income generated by the Fund may be less than the income generated by a direct investment in the underlying stock.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Call Strategy Risks. The path dependency (i.e., the continued use) of the Fund’s call writing strategy will impact the extent that the Fund participates in the positive price returns of MSTR and, in turn, the Fund’s returns, both during the term of the sold call options and over longer time periods. If, for example, each month the Fund were to sell 7% out-of-the-money call options having a one-month term, the Fund’s participation in the positive price returns of MSTR will be capped at 7% in any given month. However, over a longer period (e.g., 5 months), the Fund should not be expected to participate fully in the first 35% (i.e., 5 months x 7%) of the positive price returns of MSTR, or the Fund may even lose money, even if the MSTR share price has appreciated by at least that much over such period, if during any month over that period MSTR had a return less than 7%. This example illustrates that both the Fund’s participation in the positive price returns of MSTR and its returns will depend not only on the price of MSTR but also on the path that MSTR takes over time.

Additionally, when implementing the Covered Call Spread Strategy, the use of credit call spreads introduces further complexities and risks. While purchasing a higher-strike call option limits potential losses from the short call position, it also reduces the net premium received, which may result in lower overall returns compared to a stand-alone covered call strategy. If the price of the Underlying Security rises rapidly, the call spread may still cap upside participation, leading to missed profit opportunities. Furthermore, market conditions, such as mispricing between near-the-money and further out-of-the-money options, may impact the effectiveness of the strategy, potentially resulting in lower-than-expected returns or increased losses. The relative pricing of options at different strike levels can vary due to volatility shifts, liquidity constraints, or other market dynamics, adding an additional layer of uncertainty to the Fund’s performance under this strategy.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

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Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. By paying out higher annual capital gain distributions, investors may be subjected to increased capital gains taxes. Additionally, there may be brokerage costs or taxable gains or losses that may be imposed on the Fund in connection with a cash redemption that may not have occurred if the Fund had made a redemption in-kind. These costs could decrease the value of the Fund to the extent they are not offset by a transaction fee payable by an AP.

Costs of Buying or Selling Shares. Buying or selling Shares involves certain costs, including brokerage commissions, other charges imposed by brokers, and bid-ask spreads. The bid-ask spread represents the difference between the price at which an investor is willing to buy Shares and the price at which an investor is willing to sell Shares. The spread varies over time based on the Shares’ trading volume and market liquidity. The spread is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Due to the costs of buying or selling Shares, frequent trading of Shares may reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as MSTR’s securities being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

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Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with MSTR. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

Newer Fund Risk. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors have only a limited track record or history on which to base their investment decisions. There can be no assurance that the Fund will maintain an economically viable size.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Single Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment which diversifies risk or the market generally. The value of the Fund, which focuses on an individual security (MSTR), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of options it holds is never 25% of the total value of Fund assets at the close of any quarter. In particular, in combination with the Fund’s use of a “synthetic” strategy (i.e., purchasing exposure to the underlying stock through a combination of put and call options), the Fund maintains a portfolio of treasury securities, which are expected to enable the Fund to meet the diversification requirements. If the Fund’s investments in options were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

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Performance

The following performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance over time. The following bar chart shows the Fund’s annual returns. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information is available on the Fund’s website at www.yieldmaxetfs.com.

Calendar Year Ended December 31,

During the period of time shown in the bar chart, the Fund’s highest quarterly return was 38.00% for the quarter ended June 30, 2025 and the lowest quarterly return was -46.70% for the quarter ended December 31, 2025.

Average Annual Total Returns

For the Periods Ended December 31, 2025

	1 Year	Since Inception February 21, 2024
Return Before Taxes	-41.77%	41.07%
Return After Taxes on Distributions	-41.77%	16.26%
Return After Taxes on Distributions and Sale of Fund Shares	-24.73%	29.38%
S&P 500® Total Return Index (reflects no deduction for fees, expenses, or taxes)(1)	17.88%	20.20%

(1)	The S&P 500® Total Return Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred or other tax-advantaged arrangements such as an individual retirement account (“IRA”).

Management

Investment Adviser: Tidal Investments LLC serves as investment adviser to the Fund.

Portfolio Managers:

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Jay Pestrichelli, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2024.

Scott Snyder, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since February of 2026.

Matt Brandt, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since February of 2026.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (APs) (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

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An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

Information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and the median bid-ask spreads can be found on the Fund’s website at www.yieldmaxetfs.com.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless an investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND

Investment Objective

The primary investment objective of the YieldMax® MSTR Option Income Strategy ETF (the “Fund”) is to seek current income. The Fund’s secondary investment objective is to seek exposure to the share price of the common stock of Strategy Inc (“MSTR” or “Underlying Security”), subject to a limit on potential investment gains.

An investment objective is fundamental if it cannot be changed without the consent of the holders of a majority of the outstanding Shares. The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore the Fund’s investment objective may be changed without the consent of that Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of Tidal Trust II (the “Trust”) and at least 60 days’ written notice to shareholders.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in securities and financial instruments that provide indirect exposure to the underlying security referenced in the Fund’s investment objective.

The Fund’s 80% policy is non-fundamental and can be changed without shareholder approval. However, Fund shareholders would be given at least 60 days’ notice prior to any such change. To the extent derivatives, such as options, are used to meet the Fund’s 80% policy, the notional value of the options will be used when determining the Fund’s compliance.

Synthetic Exposure to Underlying Stock Price Returns

●	The Fund purchases call option contracts on the Underlying Securities generally having one-month to six-month terms and strike prices equal to the then-current price of the Underlying Securities at the time of the purchases to provide the Fund indirect exposure to the upside price returns of the Underlying Securities. As a buyer of call option contracts, the Fund pays a premium to the seller of the options contracts to obtain the right to participate in the price returns of the Underlying Security beyond the strike price of the purchased call option contract at expiration (or earlier, if the Fund closes the option contract prior to expiration); and

●	The Fund simultaneously sells put option contracts on its Underlying Security to help pay the premium of the purchased call option contracts on the Underlying Security. The Fund sells put option contracts that also generally have one-month to six-month terms and strike prices equal to the then-current price of the Underlying Security at the time of the sales to provide the Fund exposure to the downside price returns of the Underlying Security. As a seller of a put option contract, the Fund receives a premium from the buyer of the option contract in exchange for the Fund’s obligation, if exercised, to purchase the Underlying Security at the strike price if the buyer exercises the option contract.

●	The combination of the purchased call options and the sold put options provides the Fund with indirect investment exposure equal to approximately 100% of the applicable Underlying Security for the duration of the applicable options exposure.

Weekly Distributions

●	The Fund sells call option contracts that are based on the value of its Underlying Security to generate option premiums. On a monthly basis or more frequently, the Fund will sell call option contracts on the Underlying Security with expiration dates of approximately one month or less in the future at strike prices that are approximately equal to 0%-15% above the then-current share price of the Underlying Security. By doing so, the Fund gives up the potential to fully participate in the Underlying Security gains, if any, beyond the strike price of the sold call options in exchange for call option premium. If the price of the Underlying Security is less than the call option’s strike price at the expiration of the contract, the option contract will expire worthless and the Fund’s return on the sold call position will be the premium originally received for selling the option contract. If the price of the Underlying Security is greater than the strike price at the expiration of the option contract, the Fund will typically forgo all of the returns that exceed the strike price of the option contract, and there will be a cost to “close out” the now in-the-money call options. The short call options are “closed out” (repurchased) prior to their expiration so that the Fund will not get assigned the, now, in-the-money call options. At times the call options may be “rolled” instead of simply closed. This is to say, new call options are simultaneously sold to open a new short call position, while the previously sold calls are repurchased to close out the original short call position

●	The Fund purchases multiple series of U.S. Treasury securities to collateralize the options contracts they sell. The U.S. Treasury securities also provide income.

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Covered Call Strategy:

When employing the covered call strategy, the Fund’s sale of call option contracts to generate options premiums will limit the degree to which the Fund will participate in increases in the share price of the Underlying Security. This means that if the Underlying Security experiences an increase in the share price, the Fund will likely not experience that increase to the same extent (i.e., there is no participation beyond the level of the strike price of the sold call option contracts) and may result in the Fund significantly underperforming the Underlying Security. The degree of participation in the Underlying Security gains will depend on the strike price of the short call option contracts and prevailing market conditions, especially market volatility, at the time the Fund sells the call option contracts. The potential for upside returns on the Underlying Security will also depend on whether the Fund fully “covers” its potential upside price return exposure to the Underlying Security by virtue of its sold call option contracts. If the Fund fully covers the upside price return exposure to the Underlying Security, the Fund’s potential upside to the Underlying Security’s price returns will be completely capped at the sold call options’ strike price, meaning the Fund may forgo all price returns experienced by the Underlying Security beyond the strike price. If the Fund partially covers its potential upside return exposure with the sold call option, the Fund will have muted returns beyond the strike price of the sold call option to the extent that the Underlying Security’s share price appreciates beyond the strike price.

The sale of call option contracts will offset losses experienced by an Underlying Security only to the extent of premiums received from such sold call option contracts. The Fund expects to participate in all the Underlying Security price return losses over the duration of the options contracts (e.g., if the Underlying Security decreases in value by 5%, the Fund should be expected to decrease in value by approximately 5%, before Fund fees and expenses) beyond the sold call option contract premiums received.

Covered Call Spread Strategy:

When employing the credit call spread strategy, the Fund’s sale of call option contracts, paired with the purchase of higher strike call option contracts, aims to generate options premiums while still allowing for potential indirect participation in increases in the share price of its Underlying Security above the strike of the higher price call option which was bought. However, this strategy may nonetheless still limit the degree to which the Fund fully participates in such increases as the Fund will not participate (directly or indirectly) in any appreciation between the strikes of the sold call option and bought call option.

The sale of credit call spreads will offset losses experienced by an Underlying Security’s share price only to the extent of premiums received from such sold call option contracts. The Fund expects to participate in all of its Underlying Security’s losses beyond the options premiums received. For instance, if the Fund’s Underlying Security decreases in value by 5%, the Fund should be expected to decrease in value by approximately 5%, before Fund fees and expenses, beyond the options premiums received.

Examples:

The following table provides an overview of the Fund’s anticipated performance versus various changes in the share price of its Underlying Security when the Standard Covered Call Strategy is employed.

Price Movement of Underlying Security	Anticipated Fund Performance & Performance Relative to Underlying Security*
Slow rise in share price	Increase in Fund NAV – Outperformance vs Underlying Security
Decline in share price or flat performance	Decline or flat Fund NAV – Outperformance vs Underlying Security
Significant price appreciation	Increase in Fund NAV – Significant underperformance vs Underlying Security

The following table provides an overview of the Fund’s anticipated performance versus various changes in the share price of its Underlying Security when the Opportunistic Credit Call Spread Strategy is employed.

Price Movement of Underlying Security	Anticipated Fund Performance & Performance Relative to Underlying Security*
Slow rise in share price	Increase or flat Fund NAV – Outperformance vs Underlying Security
Decline in share price or flat performance	Decline or flat Fund NAV – Outperformance vs Underlying Security
Significant price appreciation	Increase in Fund NAV – Underperformance to Underlying Security

* The Fund’s actual NAV performance and performance against the price of its Underlying Security may differ, primarily due to path dependency and strike selection as discussed above. Also, please see Price Participation Risk and Call Writing Strategy Risk.

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Potential Upside Participation – Covered Call Strategy vs Covered Call Spread Strategy

To further illustrate how the Fund’s covered call spread strategy results in greater upside participation, the following examples compare the outcomes of a hypothetical covered call and a covered call spread. These scenarios demonstrate how the Fund’s use of its covered call spread strategy can lead to increased potential appreciation of its Underlying Security’s share price while still generating net options premiums. Additionally, the examples highlight the estimated amount or limits on the greater participation in potential appreciation as compared to the call option contract strategy.

Examples:

Scenario 1 (Standard Strategy): Selling a Covered Call on an Underlying Security

●	Underlying Security Share Price: $100

●	Strike Price of Sold Covered Call: $105

●	Premium Received: $2

Outcome if the share price of the Underlying Security increases to $110:

1.	Share Price Increase: The Fund does not participate in the Underlying Security’s gain above $105 because the Fund sold a call struck at $105.

○	Gain on Underlying Security: $5 (i.e., $105 - $100 = $5)

2.	Call Premium: Fund retains the initial $2 premium.

3.	Total Gain: $7 (i.e., $5 gain on Underlying Security, plus $2 premium)

Scenario 2 (Opportunistic Strategy): Selling a Covered Call Spread on an Underlying Security

●	Underlying Security Share Price: $100

●	Strike Prices of Covered Call Spread: Sold Call at $100, Purchased Call at $102.50

●	Net Premium Received: $2

Outcome if the share price of the Underlying Security increases to $110:

1.	Share Price Increase: The Fund does not participate in the Underlying Security’s gain between $100 and $102.50 because the Fund sold a call struck at $100 and purchased a call struck at $102.50.

2.	Net Premium: The Fund retains the net premium of $2.

3.	Long Call Gain: The Fund participates in the Underlying Security’s gain above $102.50 because the Fund purchased a call struck at $102.50, which results in a $7.50 gain (i.e., $110 - $102.50 = $7.50)

4.	Total Gain: $9.50 (i.e., share price increase $0, plus $2 net premium, plus $7.50 gain on the purchased call)

Comparison:

●	Covered Call: Gain is capped at $7, as participation in the Underlying Security’s gain is capped at the sold call’s $105 strike price.

●	Covered Call Spread: Gain is $9.50, as the call spread provides additional upside participation beyond the purchased call’s $102.50 strike price. Furthermore, the Fund’s gain potential is not capped (i.e., if the value of the Underlying Security’s share price increases further, the Fund’s gain would also increase further).

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Conclusion:

In this scenario where the Underlying Security increases to $110, the covered call spread strategy yields a higher total gain of $9.50 compared to the $7 gain from selling a simple covered call. The covered call spread allows the Fund to participate in potential upside beyond the strike price of the purchased call, resulting in the potential for additional gains to the Fund.

Further, if the Underlying Security’s share price increases further beyond the strike price of the purchased call, the covered call spread strategy allows for continued participation in the upside through the increasing value of the purchased call. This results in the potential for additional gains for the Fund. In contrast, the covered call strategy’s gain potential is capped at the strike price of the sold call.

There is no guarantee that the Fund’s investment strategy will be properly implemented, and an investor may lose some or all of its investment.

The Fund’s NAV is dependent on the value of the Fund’s options contracts, which are based principally upon the share price of the Underlying Security, the volatility of the Underlying Security, which influences short call prices, and the time remaining until the expiration date of the short call option contracts. The Fund’s synthetic long exposure strategy will effectively allow that portion of the Fund’s assets to move in synch with the daily changes in the Underlying Security’s share price.

However, the Fund’s participation in the potential upside in its Underlying Security returns is limited by virtue of its sold option contract positions. The degree to which a shareholder may benefit from the upside exposure to the Underlying Security obtained by the Fund will depend on the time at which the investor purchases Shares of the Fund and the price movements of the Underlying Security. At any given time, there may be limited upside potential. If the price of the Underlying Security is near or has exceeded the strike price of the Fund’s sold call option contracts when an investor purchases Shares, such investor may have little to no upside potential remaining until the current short calls are replaced by a new set of short call, as well as remain vulnerable to significant downside risk, including the loss of their entire investment.

The Fund will invest significantly in short-term (6-month to 2-year) U.S. Treasury securities as collateral in connection with the Fund’s synthetic covered call strategy. U.S. Treasury securities are government debt instruments issued by the United States Department of the Treasury and are backed by the full faith and credit of the United States government. The Fund’s investments in U.S. Treasury securities contribute to the weekly distributions sought by the Fund.

Options Premiums – Income/Return of Capital

Receipt of an option premium does not always represent income. Depending on whether the transaction as a whole results in a gain or loss, such amounts may be treated for accounting or tax purposes as income or as a return of capital (“ROC”). ROC represents a return of a shareholder’s own invested capital and does not reflect traditional income such as dividends or interest. A portion (sometimes a significant portion) of the Fund’s cash distributions may be classified as ROC, which generally refers to the portion of a distribution that represents a return of the original investment (principal) rather than income or profit. Accordingly, such distributions do not necessarily reflect traditional income or yield, and receipt of an option premium could ultimately result in a net loss on the transaction if offset by subsequent closing transactions, exercise or settlement.

Exchange Traded Options Portfolio

The Fund will purchase and sell a combination of call and put exchange traded options contracts. In general, put options give the holder (i.e., the buyer) the right to sell an asset (or deliver the cash value of the asset, in case of certain put options) and the seller (i.e., the writer) of the put has the obligation to buy the asset (or receive cash value of the asset, in case of certain put options) at a certain defined price. Call options give the holder (i.e., the buyer) the right to buy an asset (or receive cash value of the asset, in case of certain call options) and the seller (i.e., the writer) the obligation to sell the asset (or deliver cash value of the asset, in case of certain call options) at a certain defined price.

FLEX options are customized options contracts that trade on an exchange but provide investors with the ability to customize key contract terms like strike price, style and expiration date while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of “over-the-counter” (“OTC”) options positions. Like traditional exchange-traded options, FLEX Options are guaranteed for settlement by the OCC, a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts.

The FLEX options in which the Fund may invest are all European style options (options that are exercisable only on the expiration date). The FLEX options are listed on the Chicago Board Options Exchange.

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The Fund will use the market value of its derivatives holdings for the purpose of determining compliance with the 1940 Act and the rules promulgated thereunder. Since the options held by the Fund are exchange-traded, these will be valued on a mark-to-market basis. In the event market prices are not available, the Fund will use fair value pricing pursuant to the fair value procedures adopted by the Adviser.

Notional Value Explanation

“Notional value” refers to the “face” value of a Fund investment, rather than the amount of capital the Fund has actually committed. It represents the total value of the Fund’s position, rather than its equity in that position. Essentially, it reflects the full value of a leveraged position in the market, even if the Fund uses a fraction of that amount as collateral..

Manager of Managers Structure

Although the Fund is not currently sub-advised, the Fund and the Adviser have received exemptive relief from the SEC permitting the Adviser (subject to certain conditions and the approval of the Board) to change or select new unaffiliated sub-advisers without obtaining shareholder approval. The relief also permits the Adviser to materially amend the terms of agreements with an unaffiliated sub-adviser (including an increase in the fee paid by the Adviser to the unaffiliated sub-adviser (and not paid by the Fund)) or to continue the employment of an unaffiliated sub-adviser after an event that would otherwise cause the automatic termination of services with Board approval, but without shareholder approval. Shareholders will be notified of any unaffiliated sub-adviser changes. The Adviser has the ultimate responsibility, subject to oversight by the Board, to oversee a sub-adviser and recommend their hiring, termination and replacement. The exemptive relief applies to sub-advisers that are either wholly-owned by the Adviser or its parent company, as well as to unaffiliated sub-advisers, including those whose affiliation arises solely from their sub-advisory relationship.

Investments by Registered Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. However, registered investment companies are permitted to invest in other investment companies beyond the limits set forth in Section 12(d)(1) in recently adopted rules under the 1940 Act, subject to certain conditions. The Fund may rely on Rule 12d1-4 of the 1940 Act, which provides an exemption from Section 12(d)(1) that allows the Fund to invest beyond the limits set forth in Section 12(d)(1) if the Fund satisfies certain conditions specified in Rule 12d1-4, including, among other conditions, that the Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company).

Principal Risks of Investing in the Fund

There can be no assurance that the Fund will achieve its investment objective. The following information is in addition to, and should be read along with, the description of the Fund’s principal investment risks in the section titled “Fund Summary— Principal Investment Risks” above. Following the underlying stock risks, the remaining principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

MSTR Risk. The Fund invests in options contracts and swaps that are based on the value of MSTR and may also invest directly in MSTR. These investments in options contracts and swaps subject the Fund to certain of the same risks as if it owned shares of MSTR, even though it may not; although at times the Fund may also hold shares of MSTR directly. By virtue of these investments, the Fund may be subject to the following risks:

Indirect Investment in MSTR Risk. MSTR is not affiliated with the Trust, the Fund, the Adviser or their respective affiliates and is not involved with this offering in any way and has no obligation to consider your Shares in taking any corporate actions that might affect the value of Shares. Investors in the Fund will not have voting rights and will not be able to influence management of MSTR but will be exposed to the performance of MSTR (the underlying stock). Except to the extent the Fund invests directly in MSTR, investors in the Fund will not have rights to receive dividends or other distributions or any other rights with respect to the underlying stock but will be subject to declines in the performance of the underlying stock.

MSTR Trading Risk. The trading price of MSTR may be highly volatile and could continue to be subject to wide fluctuations in response to various factors. The stock market in general, and the market for technology companies in particular, has experienced extreme price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of those companies. In particular, a large proportion of MSTR may be traded by short sellers which may put pressure on the supply and demand for the common stock of MSTR, further influencing volatility in its market price. Public perception and other factors outside of the control of MSTR may additionally impact MSTR’s stock price due to MSTR garnering a disproportionate degree of public attention, regardless of actual operating performance. In addition, in the past, following periods of volatility in the overall market and the market price of a particular company’s securities, securities class action litigation has often been instituted against companies such as these. Moreover, stockholder litigation like this has been filed against MSTR in the past. While MSTR continues to defend such actions, any judgment against MSTR, or any future stockholder litigation could result in substantial costs and a diversion of the management of MSTR’s attention and resources. If MSTR trading is halted, trading in Shares of the Fund may be impacted, either temporarily or indefinitely.

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MSTR Performance Risk. MSTR may fail to meet its publicly announced guidelines or other expectations about its business, which could cause the price of MSTR to decline. MSTR provides guidance regarding its expected financial and business performance, such as projections regarding sales and production, as well as anticipated future revenues, gross margins, profitability and cash flows. Correctly identifying key factors affecting business conditions and predicting future events is inherently an uncertain process, and the guidance MSTR provides may not ultimately be accurate and has in the past been inaccurate in certain respects, such as the timing of new product manufacturing ramps. The guidance is based on certain assumptions such as those relating to global and local economic conditions, anticipated production and sales volumes (which generally are not linear throughout a given period), average sales prices, supplier and commodity costs, and planned cost reductions. If MSTR’s guidance is not accurate or varies from actual results due to its inability to meet the assumptions or the impact on its financial performance that could occur as a result of various risks and uncertainties, the market value of common stock issued by MSTR could decline significantly. MSTR may also be exposed to greater than anticipated tax liabilities in a variety of domestic and foreign jurisdictions or subject to tax on unrealized fair value gains on its bitcoin holdings.

Software Industry Risk. The software industry can be significantly affected by intense competition, aggressive pricing, technological innovations, and product obsolescence. Companies in the software industry are subject to significant competitive pressures, such as aggressive pricing, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments and the potential for limited earnings and/or falling profit margins. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of these companies and, as a result, the value of their securities. Also, intellectual property rights and patent protection is integral to the success of many companies in this industry, and profitability can be affected materially by, among other things, the cost of obtaining (or failing to obtain) patent approvals, the cost of litigating patent infringement and the loss of patent protection for products (which significantly increases pricing pressures and can materially reduce profitability with respect to such products). In addition, many software companies have limited operating histories. Prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.

Bitcoin Risk. While the Fund will not directly invest in digital assets, it will be subject to the risks associated with bitcoin by virtue of its investments in options contracts that reference MSTR. Investing in bitcoin exposes shareholders (such as MSTR) to significant risks that are not typically present in other investments. These risks include the uncertainty surrounding new technology, limited evaluation due to bitcoin’s short trading history, and the potential decline in adoption and value over the long term. The extreme volatility of bitcoin’s price is also a risk factor. Regulatory uncertainties, such as potential government interventions and conflicting regulations across jurisdictions, can impact the demand for bitcoin and restrict its usage. Additionally, risks associated with the sale of newly mined bitcoin, bitcoin exchanges, competition from alternative digital assets, mining operations, network modifications, and intellectual property claims pose further challenges to bitcoin-linked investments.

Call Strategy Risks. The path dependency (i.e., the continued use) of the Fund’s call writing strategy will impact the extent that the Fund participates in the positive price returns of the Underlying Security and, in turn, the Fund’s returns, both during the term of the sold call options and over longer time periods. If, for example, each month the Fund were to sell 7% out-of-the-money call options having a one-month term, the Fund’s participation in the positive price returns of the Underlying Security will be capped at 7% in any given month. However, over a longer period (e.g., 5 months), the Fund should not be expected to participate fully in the first 35% (i.e., 5 months x 7%) of the positive price returns of the Underlying Security, or the Fund may even lose money, even if the Underlying Security share price has appreciated by at least that much over such period, if during any month over that period the Underlying Security had a return less than 7%. This example illustrates that both the Fund’s participation in the positive price returns of the Underlying Security and its returns will depend not only on the price of the Underlying Security but also on the path that the Underlying Security takes over time.

Additionally, when implementing the Covered Call Spread Strategy, the use of credit call spreads introduces further complexities and risks. While purchasing a higher-strike call option limits potential losses from the short call position, it also reduces the net premium received, which may result in lower overall returns compared to a stand-alone covered call strategy. If the price of the Underlying Security rises rapidly, the call spread may still cap upside participation, leading to missed profit opportunities. Furthermore, market conditions, such as mispricing between near-the-money and further out-of-the-money options, may impact the effectiveness of the strategy, potentially resulting in lower-than-expected returns or increased losses. The relative pricing of options at different strike levels can vary due to volatility shifts, liquidity constraints, or other market dynamics, adding an additional layer of uncertainty to the Fund’s performance under this strategy.

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Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. This risk is greater for the Fund as it seeks to hold options contracts on a single security, and not a broader range of options contracts, which may limited the number of clearing members that are willing to transact on the Fund’s behalf. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Derivatives Risk. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; the possible default of the other party to the transaction; and illiquidity of the derivative investments. Use of derivatives could also result in a loss if the counterparty to the transaction does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. This risk may be greater during volatile market conditions. Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the OTC markets) or the availability of counterparties becomes limited for a period of time. In addition, the presence of speculators in a particular market could lead to price distortions.

Certain of the Fund’s transactions in derivatives could also affect the amount, timing, and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, the value of the options contracts in which the Fund invests are substantially influenced by the value of the underlying stock. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. The options held by the Fund are exercisable at the strike price on their expiration date. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values options contracts and the reference asset, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, as the Fund intends to continuously maintain indirect exposure to the underlying stock through the use of options contracts, as the options contracts it holds are exercised or expire it will enter into new options contracts, a practice referred to as “rolling.” If the expiring options contracts do not generate proceeds enough to cover the cost of entering into new options contracts, the Fund may experience losses.

Swap Agreements Risk. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the Adviser to structure such swap agreements in accordance with the Fund’s investment objective and to identify counterparties for those swap agreements. If the Adviser is unable to enter into swap agreements that provide leveraged exposure to the Underlying Security, the Fund may not meet its stated investment objective. Additionally, any financing, borrowing or other costs associated with using swap transactions may also have the effect of lowering the Fund’s return.

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The swap agreements in which the Fund invests are generally traded in the over-the-counter market, which generally has less transparency than exchange-traded derivatives instruments. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities.

If the Underlying Security has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its objective, even if the Underlying Security later reverses all or a portion of its movement.

Distribution Risk. The Fund seeks to provide weekly cash distributions. There is no assurance that the Fund will make a distribution in any given week. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment. In addition, while the underlying stock may pay dividends, the Fund’s returns will not include any dividends paid by the underlying stock (except to the extent the Fund invests directly in the Underlying Security), and any income generated by the Fund may be less than the income generated by a direct investment in the underlying stock.

Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.

Equity Market Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual issuers, industries or the stock market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over a short and extended periods of time. In a declining stock market, stock prices for all companies may decline, regardless of their long-term prospects.

ETF Risk.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. By paying out higher annual capital gain distributions, investors may be subjected to increased capital gains taxes. Additionally, there may be brokerage costs or taxable gains or losses that may be imposed on the Fund in connection with a cash redemption that may not have occurred if the Fund had made a redemption in-kind. These costs could decrease the value of the Fund to the extent they are not offset by a transaction fee payable by an AP.

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Costs of Buying or Selling Shares. Buying or selling Shares involves certain costs, including brokerage commissions, other charges imposed by brokers, and bid-ask spreads. The bid-ask spread represents the difference between the price at which an investor is willing to buy Shares and the price at which an investor is willing to sell Shares. The spread varies over time based on the Shares’ trading volume and market liquidity. The spread is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Due to the costs of buying or selling Shares, frequent trading of Shares may reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as the Exchange, and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. This risk may be greater for the Fund as it seeks to have exposure to a single underlying stock as opposed to a more diverse portfolio like a traditional pooled investment. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single stock, such as the Underlying Security being halted or a market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the securities in its portfolio. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater to the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the applicable Underlying Security. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

NAV Erosion Risk Due to Distributions. If the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions, if any, by the Fund may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

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Newer Fund Risk. The Fund is recently organized with limited operating history. As a result, prospective investors have only a limited track record or history on which to base their investment decisions. There can be no assurance that the Fund will grow to or maintain an economically viable size.

Non-Diversification Risk. Because the Fund is “non-diversified,” the Fund may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase the Fund’s volatility and have a greater impact on the Fund’s performance. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Fund’s investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Price Participation Risk. The Fund employs an investment strategy that includes the sale of call option contracts, which limits the degree to which the Fund will participate in increases in value experienced by the Underlying Security over the Call Period. This means that if the Underlying Security experiences an increase in value above the strike price of the sold call options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying Security over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by the Underlying Security over each Call Period, but has full exposure to any decreases in value experienced by the Underlying Security over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the performance of the Underlying Security. The degree of participation in the Underlying Security gains the Fund will experience will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold call option contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the Underlying Security, changes in interest rates, changes in the actual or perceived volatility of the Underlying Security and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of the Underlying Security changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying Security. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options premiums on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of the Underlying Security will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying Security.

Singe Issuer Risk. Issuer-specific attributes may cause an investment in the Fund to be more volatile than a traditional pooled investment which diversifies risk or the market generally. The value of the Fund, which focuses an individual security (the underlying stock), may be more volatile than a traditional pooled investment or the market as a whole and may perform differently from the value of a traditional pooled investment or the market as a whole.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of options it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in options were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

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PORTFOLIO HOLDINGS

Information about the Fund’s daily portfolio holdings isavailable on the Fund’s website at www.yieldmaxetfs.com.

A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI.

MANAGEMENT

Investment Adviser

Tidal Investments LLC (“Tidal” or the “Adviser”), located at 234 West Florida Street, Suite 700, Milwaukee, Wisconsin 53204, is an SEC registered investment adviser and a Delaware limited liability company. Tidal was founded in March 2012 and is dedicated to understanding, researching and managing assets within the expanding ETF universe. As of January 31, 2026, Tidal had assets under management of approximately $50.52 billion and served as the investment adviser or sub-adviser for 343 registered funds.

Tidal serves as investment adviser to the Fund and has overall responsibility for the general management and administration of the Fund pursuant to an investment advisory agreement with the Trust, on behalf of the Fund (the “Advisory Agreement”). The Adviser is responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions. The Adviser also arranges for transfer agency, custody, fund administration, and all other related services necessary for the Fund to operate. For the services provided to the Fund, the Fund pays the Adviser a unified management fee of 0.99%, which is calculated daily and paid monthly, at an annual rate based on the Fund’s average daily net assets.

Under the Advisory Agreement, in exchange for a single unitary management fee from the Fund, the Adviser has agreed to pay all expenses incurred by the Fund, excluding advisory fees, interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and litigation expenses and other non-routine or extraordinary expenses (collectively, the “Excluded Expenses”).

Advisory Agreement

A discussion regarding the basis for the Board’s approval of the Fund’s Advisory Agreement is available in the October 31, 2025  annual Certified Shareholder Report on Form N-CSR.

Portfolio Managers

The following individuals (each, a “Portfolio Manager”) serve as portfolio managers of the Fund.

Jay Pestrichelli, Portfolio Manager for the Adviser

Mr. Pestrichelli joined the Adviser in 2025 and is Chief Trading Officer of the Adviser’s ETF Trading and Portfolio Management team. Mr. Pestrichelli has over 30 years of experience in the financial markets. Prior to joining the Adviser, Mr. Pestrichelli co-founded ZEGA Financial, LLC (“ZEGA”) where he led the development and execution of ZEGA’s investment strategies since its inception in 2011. He is also the author of the best-selling book “Buy & Hedge: The Five Iron Rules for Investing Over the Long Term.” Prior to founding ZEGA, Mr. Pestrichelli spent 12 years managing and growing the online trading business for TD Ameritrade from 1999 to 2010. Mr. Pestrichelli has a Bachelor degree in Behavioral Science from Concordia College.

Scott Snyder, Portfolio Manager for the Adviser

Mr. Snyder joined the firm in 2025 as SVP of Trading. Mr. Snyder has over 40 years of experience in the financial markets and more specifically in the options market. Mr. Snyder led the trading team at ZEGA before joining Tidal. He started his career in 1983 and for 20 years was an independent market maker on the floor of the CBOE. In 2003 Mr. Snyder joined thinkorswim as Chief Options Strategist for a subsidiary of thinkorswim advisors. Mr. Snyder then helped lead the RIA trading, execution platform support and option education business for TD Ameritrade and then Schwab from 2009-2024.

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Matt Brandt, Portfolio Manager for the Adviser

Mr. Brandt serves as Portfolio Manager for the Adviser, having joined the firm in 2025. Mr. Brandt has 20 years of experience in the financial markets working in Trading, Derivative Risk Management, and Enterprise Risk for TD Ameritrade and Charles Schwab where he helped create a robust trading risk management program. Mr. Brandt joined ZEGA in 2024 prior to joining the Adviser. His education includes a Bachelor's degree in Economics and Mathematics from the University of Nebraska-Lincoln and continuing education in the Mechanics of Risk Management from Middlesex University

The Fund’s SAI provides additional information about each portfolio manager’s compensation structure, other accounts that each portfolio manager manages, and each portfolio manager’s ownership of Shares.

Fund Supporters

The Adviser, Tidal ETF Services LLC (an affiliate of the Adviser and the Fund’s administrator), ZEGA, Lucania Investments LLC (“Lucania”), and Level ETF Ventures LLC (“Level,” and together with the Adviser, ZEGA and Lucania, the “Supporters” and each a “Supporter”) have entered into a fund support agreement pursuant to which each Supporter has agreed to provide financial support (as described below) to the Fund. Every month, the unitary management fees for the Fund are calculated and paid to the Adviser, and the Adviser retains a portion of the unitary management fees. In return for its financial support for the Fund, the Adviser has agreed to pay each Supporter a portion of any remaining profits generated by the unitary management fees. If the amount of the unitary management fees exceeds the Fund’s operating expenses and the Adviser-retained amounts, that excess amount is considered “remaining profit.” In that case, the Adviser will pay a portion of the remaining profits to the Supporters. Further, if the amount of the unitary management fees for the Fund is less than the Fund’s operating expenses and the Adviser-retained amounts, each Supporter is obligated to reimburse the Adviser for a portion of the shortfall.

HOW TO BUY AND SELL SHARES

The Fund issues and redeems Shares only in Creation Units at the NAV per share next determined after receipt of an order from an AP. Only APs may acquire Shares directly from the Fund, and only APs may tender their Shares for redemption directly to the Fund at NAV. APs must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor (defined below), and that has been accepted by the Fund’s transfer agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

In order to purchase Creation Units of the Fund, an AP must generally deposit a designated portfolio of equity securities (the “Deposit Securities”) and/or a designated amount of U.S. cash. Purchases and redemptions of Creation Units primarily with cash, rather than through in-kind delivery of portfolio securities, may cause the Fund to incur certain costs. These costs could include brokerage costs or taxable gains or losses that it might not have incurred if it had made redemption in-kind. These costs could be imposed on the Fund, and thus decrease the Fund’s NAV, to the extent that the costs are not offset by a transaction fee payable by an AP. Most investors buy and sell Shares in secondary market transactions through brokers. Individual Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares, and receive less than NAV when you sell those Shares.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” through your brokerage account.

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Frequent Purchases and Redemptions of Shares

The Fund does not impose any restrictions on the frequency of purchases and redemptions of Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by the Fund’s shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly with the Fund, are an essential part of the ETF process and help keep Share trading prices in line with the NAV. As such, the Fund accommodates frequent purchases and redemptions by APs. However, the Board has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains. To minimize these potential consequences of frequent purchases and redemptions, the Fund employs fair value pricing and may impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Fund and the Adviser reserve the right to reject any purchase order at any time.

Determination of Net Asset Value

The Fund’s NAV is calculated as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time, each day the NYSE is open for regular business. The NAV for the Fund is calculated by dividing the Fund’s net assets by its Shares outstanding.

In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. If such information is not available for a security or other asset held by the Fund or is determined to be unreliable, the security or other asset will be valued at fair value estimates under guidelines established by the Adviser (as described below).

The Fund values exchange-traded options at the composite mean price, calculated as the average of the highest bid and lowest ask prices across the exchanges on which the option is principally traded. Additionally, the Fund values swap agreements based on the nature of the underlying reference asset or index. The Fund may use the closing price of the underlying reference asset, as provided by independent pricing services, or evaluated prices generated by pricing vendors’ models.

Fair Value Pricing

The Board has designated the Adviser as the “valuation designee” for the Fund under Rule 2a-5 of the 1940 Act, subject to its oversight. The Adviser has adopted procedures and methodologies, which have been approved by the Board, to fair value Fund investments whose market prices are not “readily available” or are deemed to be unreliable. For example, such circumstances may arise when: (i) an investment has been delisted or has had its trading halted or suspended; (ii) an investment’s primary pricing source is unable or unwilling to provide a price; (iii) an investment’s primary trading market is closed during regular market hours; or (iv) an investment’s value is materially affected by events occurring after the close of the investment’s primary trading market. Generally, when fair valuing an investment, the Adviser will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the investment, general and/or specific market conditions, and the specific facts giving rise to the need to fair value the investment. Fair value determinations are made in good faith and in accordance with the fair value methodologies included in the Adviser-adopted valuation procedures. The Adviser will fair value Fund investments whose market prices are not “readily available” or are deemed to be unreliable. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the Adviser will be able to obtain the fair value assigned to the investment upon the sale of such investment.

Delivery of Shareholder Documents – Householding

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

The Fund intends to pay out dividends and interest income, if any, weekly, and distribute any net realized capital gains to its shareholders at least annually.

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The Fund will declare and pay income and capital gain distributions, if any, in cash. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

Taxes

The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Shares, including the possible application of foreign, state, and local tax laws.

The Fund intends to qualify each year for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged account, such as an IRA plan, you need to be aware of the possible tax consequences when the Fund makes distributions, when you sell your Shares listed on the Exchange, and when you purchase or redeem Creation Units (institutional investors only).

The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this Prospectus. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Taxes on Distributions. For federal income tax purposes, distributions of net investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of net capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned their Shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.

Given the investment strategy of the Fund, shareholders should not expect any qualified dividend income.

Shortly after the close of each calendar year, you will be informed of the character of any distributions received from the Fund.

In addition to the federal income tax, certain individuals, trusts, and estates may be subject to a Net Investment Income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale or redemption of shares of the Fund is includable in such shareholder’s investment income for purposes of this NII tax.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).

You may wish to avoid investing in the Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable even though it may economically represent a return of a portion of your investment.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by the Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.

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Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold a generally nonrefundable 30% tax on distributions of net investment income paid to (a) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the Internal Revenue Service (the “IRS”) the identity of certain of its account holders, among other items (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement between the United States and the foreign financial institution’s country of residence), and (b) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items. This FATCA withholding tax could also affect the Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

For foreign shareholders to qualify for an exemption from backup withholding, described above, the foreign shareholder must comply with special certification and filing requirements. Foreign shareholders in the Fund should consult their tax advisors in this regard.

Taxes When Shares are Sold on the Exchange

Any capital gain or loss realized upon a sale of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. Any loss realized on a sale will be disallowed to the extent Shares are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of substantially identical Shares.

Taxes on Purchases and Redemptions of Creation Units

An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging AP’s aggregate basis in the securities delivered plus the amount of any cash paid for the Creation Units. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging AP’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The IRS may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an AP who does not mark-to-market their holdings) or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if Shares comprising the Creation Units have been held for more than one year and as a short-term capital gain or loss if such Shares have been held for one year or less.

The Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. The Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.

Important Tax Considerations When Purchasing Fund Shares

If you are investing through a taxable account, you should carefully consider the timing of your investment relative to the Fund’s distribution schedule. Purchasing Fund shares shortly before a distribution may increase your tax liability, a situation commonly referred to as “buying a dividend.”

When the Fund makes a distribution, its share price typically drops by an amount roughly equal to the distribution. As a hypothetical example, if you invest $5,000 to purchase 250 shares at $20 per share on December 15, and the Fund pays a $1 per share distribution on December 16, the share price would adjust to $19 (ignoring market fluctuations). Although your total investment value remains $5,000 (250 shares × $19 in share value plus 250 shares × $1 distribution), you would owe taxes on the $250 distribution, even if you reinvest the distribution rather than receiving it in cash.

Distributions are taxable to shareholders even if they are paid from income or gains realized by the Fund before you invested, and even if they were reflected in the purchase price of the shares. Consequently, you may incur taxes on income or gains that accrued before your investment, without corresponding benefit.

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Unless you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement plan, you may wish to avoid purchasing Fund shares shortly before a distribution. You can minimize the potential tax impact by reviewing the relevant Fund’s distribution schedule prior to investing. Information about the Fund's distribution schedule can be found on the Fund’s website at www. yieldmaxetfs.com.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to foreign, state and local tax on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section entitled “Federal Income Taxes” in the SAI.

DISTRIBUTION

Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group (dba ACA Group)  (the “Distributor”), the Fund’s distributor, is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for the Fund on an agency basis and does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 190 Middle Street, Suite 301, Portland, Maine 04101.

The Board has adopted a Distribution (Rule 12b-1) Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to pay distribution fees for the sale and distribution of its Shares.

No Rule 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of assets of the Fund on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

PREMIUM/DISCOUNT INFORMATION

Information regarding how often Shares of the Fund have traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found on the Fund’s website at www.yieldmaxetfs.com.

ADDITIONAL NOTICES

Shares are not sponsored, endorsed, or promoted by the Exchange. The Exchange is not responsible for, nor has it participated in the determination of, the timing, prices, or quantities of Shares to be issued, nor in the determination or calculation of the equation by which Shares are redeemable. The Exchange has no obligation or liability to owners of Shares in connection with the administration, marketing, or trading of Shares.

Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

The Adviser, ZEGA, Lucania, Level and the Fund make no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly.

The Third Amended and Restated Declaration of Trust (“Declaration of Trust”) provides a detailed process for the bringing of derivative or direct actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the Fund’s Trustees. The Declaration of Trust details various information, certifications, undertakings and acknowledgments that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. The Declaration of Trust further provides that shareholders owning Shares representing no less than a majority of the Fund’s outstanding shares must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Fund in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration of Trust, the shareholders bringing the action may be responsible for the Fund’s costs, including attorneys’ fees, if a court determines that the action was brought without reasonable cause or for an improper purpose. The Declaration of Trust provides that no shareholder may bring a direct action claiming injury as a shareholder of the Trust, or any Fund, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of the Fund, unless the shareholder has suffered an injury distinct from that suffered by the shareholders of the Trust, or the Fund, generally. Under the Declaration of Trust, a shareholder bringing a direct claim must be a shareholder of the Fund with respect to which the direct action is brought at the time of the injury complained of or have acquired the shares afterwards by operation of law from a person who was a shareholder at that time. The Declaration of Trust further provides that the Fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the Fund is obligated to pay shall be calculated using reasonable hourly rates. These provisions do not apply to claims brought under the federal securities laws.

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The Declaration of Trust also requires that actions by shareholders against the Fund be brought exclusively in a federal or state court located within the State of Delaware. This provision will not apply to claims brought under the federal securities laws. Limiting shareholders’ ability to bring actions only in courts located in Delaware may cause shareholders economic hardship to litigate the action in those courts, including paying for traveling expenses of witnesses and counsel, requiring retaining local counsel, and may limit shareholders’ ability to bring a claim in a judicial forum that shareholders find favorable for disputes, which may discourage such actions.

UNDERLYING ISSUER INFORMATION

Information provided to or filed with the SEC by the Underlying Security pursuant to the Exchange Act, including the financial statements of the Underlying Security in its Form 10-K, can be located by reference to the SEC file number noted below through the SEC’s website at www.sec.gov:

Underlying Security	SEC File Number
Strategy Inc	001-42509

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the Fund’s periods shown. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual Certified Shareholder Report, which is available upon request.

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		INVESTMENT OPERATIONS:				LESS DISTRIBUTIONS FROM:

For the periods ended	Net asset value, beginning of periods	Net investment income (loss)(a)	Net realized and unrealized gain (loss) on investments(b)	Total from investment operations	Net investment income	Net realized gains	Return of capital	Total distributions

YieldMax MSTR Option Income Strategy ETF
10/31/2025(ccc)	$145.30	2.43	26.07	28.50	(5.38)	—	(114.09)	(119.48)
10/31/2024(cc)	$100.00	1.70	143.55	145.25	(100.05)	—	—	(100.05)

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CAPITAL TRANSACTIONS:			SUPPLEMENTAL DATA AND RATIOS:

ETF transaction fees per share	Net asset value, end of periods	Total return(c)	Net assets, end of periods (in thousands)	Ratio of expenses to average net assets before expense reimbursement / recoupment(d)(e)	Ratio of expenses to average net assets after expense reimbursement / recoupment(d)	Ratio of interest and tax expense to average net assets(d)(e)	Ratio of operational expenses to average net assets excluding interest and tax expense(d)(e)	Ratio of net investment income (loss) to average net assets(d)(e)	Portfolio turnover rate(c)(f)

YieldMax MSTR Option Income Strategy ETF
0.06	$54.39	4.95%	$3,030,103	1.03%	1.03%	0.04%	0.99%	2.47%	—%
0.10	$145.30	188.30%	$813,067	0.99%	0.99%	—%	0.99%	1.85%	—%

(a)	Net investment income per share has been calculated based on average shares outstanding during the periods.
(b)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Ratios do not include the income and expenses of the underlying funds in which the Fund invests.
(f)	Portfolio turnover rate excludes in-kind transactions.
(cc)	Inception date of the Fund was February 21, 2024.
(ccc)	After the year ended October 31, 2025, the Fund effected the following reverse stock split: December 5, 2025, 1 for 5. All historical per share information has been retroactively adjusted to reflect this reverse stock split.

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YieldMax® ETFs

YieldMax® MSTR Option Income Strategy ETF (MSTY)

Adviser	Tidal Investments LLC 234 West Florida Street, Suite 700 Milwaukee, Wisconsin 53204	Administrator	Tidal ETF Services LLC 234 West Florida Street, Suite 700 Milwaukee, Wisconsin 53204
Distributor	Foreside Fund Services, LLC 190 Middle Street, Suite 301 Portland, Maine 04101	Sub-Administrator, Fund Accountant, and Transfer Agent	U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, Wisconsin 53202
Legal Counsel	Sullivan & Worcester LLP 1251 Avenue of Americas New York, New York 10020	Custodian	U.S. Bank National Association 1555 North Rivercenter Drive Milwaukee, Wisconsin 53212
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1835 Market Street, Suite 310 Philadelphia, PA 19103

Investors may find more information about the Fund in the following documents:

Statement of Additional Information: The Fund’s SAI provides additional details about the investments of the Fund and certain other additional information. A current SAI dated February 27, 2026, as supplemented from time to time, is on file with the SEC and is herein incorporated by reference into this Prospectus. It is legally considered a part of this Prospectus.

Annual/Semi-Annual Reports: Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

You can obtain free copies of these documents, when available, request other information or make general inquiries about the Fund by contacting the Fund at the YieldMax® Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri 64121-9252or calling (866) 864-3968.

Shareholder reports and other information about the Fund are also available:

●	Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or

●	Free of charge from the Fund’s Internet website at www.yieldmaxetfs.com; or

●	For a fee, by e-mail request to publicinfo@sec.gov.

The SAI and other information are also available from a financial intermediary (such as a broker-dealer or bank) through which the Fund’s shares may be purchased or sold.

(SEC Investment Company Act File No. 811-23793)

YieldMax® MSTR Option Income Strategy ETF (MSTY)

listed on NYSE Arca, Inc

STATEMENT OF ADDITIONAL INFORMATION

February 27, 2026

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus for the YieldMax® MSTR Option Income Strategy ETF (the “Fund”), a series of Tidal Trust II (the “Trust”), dated February 27, 2026, as may be supplemented from time to time (the “Prospectus”). Capitalized terms used in this SAI that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge, by calling the Fund at (866) 864-3968, visiting www.yieldmaxetfs.com or writing to the Fund at the YieldMax® Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri 64121-9252.

The Fund’s audited financial statements for the most recent fiscal year are incorporated into this SAI by reference to the Fund’s Annual Certified Shareholder Report on Form N-CSR (File No. 811-23793). A copy of the Fund’s annual Certified Shareholder Report may  be obtained at no charge by contacting the Fund at the address or phone number noted above.

GENERAL INFORMATION ABOUT THE TRUST

The Trust is an open-end management investment company consisting of multiple series, including the YieldMax® MSTR Option Income Strategy ETF (the “Fund”). This SAI relates to the Fund. The Trust was organized as a Delaware statutory trust on January 13, 2022. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (together with the rules and regulations adopted thereunder, as amended, the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Trust is governed by its Board of Trustees (the “Board”). Tidal Investments LLC (“Tidal” or the “Adviser”) serves as investment adviser to the Fund.

The Fund offers and issues Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). The Fund generally offers and issues Shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. Shares are listed on NYSE Arca, Inc. (the “Exchange”). Shares trade on the Exchange at market prices that may differ from the Shares’ NAV. Shares are also redeemable only in Creation Unit aggregations, primarily for a basket of Deposit Securities together with a Cash Component. As a practical matter, only institutions or large investors, known as “Authorized Participants” or “APs,” purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not individually redeemable.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the value of the missing Deposit Securities, as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, POLICIES, AND RELATED RISKS

The Fund’s investment objective and principal investment strategies are described in the Prospectus. The following information supplements, and should be read in conjunction with, the Prospectus. For a description of certain permitted investments, see “Description of Permitted Investments” in this SAI.

With respect to the Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.

Non-Diversification

The Fund is classified as a non-diversified investment company under the 1940 Act’s diversification requirement. A “non-diversified” classification means that the Fund is not limited by the 1940 Act’s diversification restrictions with regard to the percentage of its assets that may be invested in the securities of a single issuer. This means that the Fund may invest a greater portion of its assets in the securities of a single issuer or a small number of issuers than if it was a diversified fund, and therefore, those issuers may constitute a greater portion of the Fund’s portfolio. This may have an adverse effect on the Fund’s performance or subject its Shares to greater price volatility than more diversified investment companies. Moreover, in pursuing its objective, the Fund may hold the securities of a single issuer in an amount exceeding 10% of the value of the outstanding securities of the issuer, subject to restrictions imposed by the Internal Revenue Code of 1986, as amended (the “Code”).

Although the Fund is non-diversified for purposes of the 1940 Act, the Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the Code, and to relieve the Fund of any liability for federal income tax to the extent that their earnings are distributed to shareholders. Compliance with the diversification requirements of the Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objectives. See “Federal Income Taxes” in this SAI for further discussion.

General Risks

The value of the Fund’s portfolio securities may fluctuate with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular security or issuer and changes in general economic or political conditions. An investor in the Fund could lose money over short or long periods of time.

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There can be no guarantee that a liquid market for the securities held by the Fund will be maintained. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid-ask spreads are wide.

Financial markets, both domestic and foreign, have recently experienced an unusually high degree of volatility. Continuing events and possible continuing market turbulence may have an adverse effect on the performance of the Fund.

Cyber Security Risk. Investment companies, such as the Fund, and their service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Fund or the Adviser, Custodian (defined below), Transfer Agent (defined below), intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and investment practices and associated risk factors. The Fund will invest in any of the following instruments or engage in any of the following investment practices only if such investment or activity is consistent with the Fund’s investment objective and permitted by the Fund’s stated investment policies. In addition, certain of the techniques and investments discussed in this SAI are not principal strategies of the Fund as disclosed in the Prospectus, and while such techniques and investments are permissible for the Fund to utilize, the Fund is not required to utilize such non-principal techniques or investments.

The Fund will only invest directly in options contracts, short-term U.S. Treasury securities, cash and cash equivalents. Exposure to any of the other instruments or investment practices listed below will be indirect though exposure to Strategy Inc (“MSTR”).

Borrowing

Under the 1940 Act, the Fund may borrow up to one-third (1/3) of its total assets. The Fund will borrow money only for short-term or emergency purposes. Such borrowing is not for investment purposes and will be repaid by the Fund promptly. Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Depositary Receipts

To the extent the Fund invests in stocks of foreign corporations, the Fund’s investment in securities of foreign companies may be in the form of depositary receipts or other securities convertible into securities of foreign issuers. American Depositary Receipts (“ADRs”) are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by U.S. banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States.

Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and International Depositary Receipts (“IDRs”) are similar to ADRs in that they are certificates evidencing ownership of shares of a foreign issuer; however, GDRs, EDRs, and IDRs may be issued in bearer form and denominated in other currencies and are generally designed for use in specific or multiple securities markets outside the U.S. EDRs, for example, are designed for use in European securities markets, while GDRs are designed for use throughout the world. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities.

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The Fund will not invest in any unlisted depositary receipts or any depositary receipt that is deemed to be illiquid or for which pricing information is not readily available. In addition, all depositary receipts generally must be sponsored. However, the Fund may invest in unsponsored depositary receipts under certain limited circumstances. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the value of the depositary receipts.

Equity Securities

Equity securities, such as the common stocks of an issuer, are subject to stock market fluctuations and therefore may experience volatile changes in value as market conditions, consumer sentiment or the financial condition of the issuers change. A decrease in value of the equity securities in the Fund’s portfolio may also cause the value of the Fund’s Shares to decline.

An investment in the Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the Fund’s portfolio securities and therefore a decrease in the value of Shares of the Fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic or banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Types of Equity Securities:

Common Stocks. Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s board of directors.

Preferred Stocks. Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.

Generally, the market values of preferred stock with a fixed dividend rate and no conversion element vary inversely with interest rates and perceived credit risk.

Rights and Warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

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Smaller Companies. The securities of small- and mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of small- and mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some small- or mid-capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. There is typically less publicly available information concerning small- and mid-capitalization companies than for larger, more established companies. Small- and mid-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs, and earnings.

Tracking Stocks. The Fund may invest in tracking stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.

When-Issued Securities. A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. When the Fund engages in when-issued transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments. Rule 18f-4 under the 1940 Act permits the Fund to invest in securities on a when-issued or forward-settling basis, or with a non-standard settlement cycle, notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the Delayed-Settlement Securities Provision). A when-issued, forward-settling, or non-standard settlement cycle security that does not satisfy the Delayed-Settlement Securities Provision is treated as a derivatives transaction under Rule 18f-4.

Foreign Securities

The Fund may invest directly in foreign securities or have indirect exposure to foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards, and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers, and listed companies than exists in the United States. Interest and dividends paid by foreign issuers as well as gains or proceeds realized from the sale or other disposition of foreign securities may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, the imposition of economic sanctions, confiscatory taxation, political, economic or social instability, or diplomatic developments that could affect assets of the Fund held in foreign countries. The establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Decreases in the value of currencies of the foreign countries in which the Fund may invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

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Investing in emerging markets can have more risk than investing in developed foreign markets. The risks of investing in these markets may be exacerbated relative to investments in foreign markets. Governments of developing and emerging market countries may be more unstable as compared to more developed countries. Developing and emerging market countries may have less developed securities markets or exchanges, and legal and accounting systems. It may be more difficult to sell securities at acceptable prices and security prices may be more volatile than in countries with more mature markets. Currency values may fluctuate more in developing or emerging markets. Developing or emerging market countries may be more likely to impose government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, and restrictions on foreign ownership of local companies. In addition, emerging markets may impose restrictions on the Fund’s ability to repatriate investment income or capital and, thus, may adversely affect the operations of the Fund. Certain emerging markets may impose constraints on currency exchange and some currencies in emerging markets may have been devalued significantly against the U.S. dollar. For these and other reasons, the prices of securities in emerging markets can fluctuate more significantly than the prices of securities of companies in developed countries. The less developed the country, the greater effect these risks may have on the Fund.

Foreign Currencies

Although the Fund intends to only hold investments denominated in U.S. dollars, the Fund may have indirect exposure to foreign currency fluctuations. The Fund’s net asset value could decline if a relevant foreign currency depreciates against the U.S. dollar or if there are delays or limits on the repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund’s net asset value may change without warning, which could have a significant negative impact on the Fund.

Illiquid and Restricted Investments

Pursuant to Rule 22e-4 under the 1940 Act, the Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. The 15% limit is observed continuously.

The Fund may purchase certain restricted securities that can be resold to institutional investors and which may be determined not to be illiquid investments pursuant to the Fund’s liquidity risk management program. In many cases, those securities are traded in the institutional market under Rule 144A under the 1933 Act and are called Rule 144A securities.

Investments in illiquid investments involve more risks than investments in similar securities that are readily marketable. Illiquid investments may trade at a discount from comparable, more liquid investments. Investment of the Fund’s assets in illiquid investments may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund’s operations require cash, such as when the Fund has net redemptions, and could result in the Fund borrowing to meet short-term cash requirements or incurring losses on the sale of illiquid investments.

Illiquid investments are often restricted securities sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, the privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. To the extent privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could be less than those originally paid by the Fund or less than the fair value of the securities. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Private placement investments may involve investments in smaller, less seasoned issuers, which may involve greater risks than investments in more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in private placement securities, the Fund may obtain access to material non-public information, which may restrict the Fund’s ability to conduct transactions in those securities.

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Investment Company Securities

The Fund may invest in the securities of other investment companies, including money market funds and ETFs, subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Investing in another pooled vehicle exposes the Fund to all the risks of that pooled vehicle. The Funds generally may purchase or redeem, without limitation, shares of any affiliated or unaffiliated money market mutual funds, including unregistered money market funds, so long as the Fund does not pay a sales load or service fee in connection with the purchase, sale, or redemption or if such fees are paid, the Adviser waives its management fee in an amount necessary to offset the amounts paid.

If the Fund invests in and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Adviser and the other expenses that the Fund bears directly in connection with its own operations.

Pursuant to Section 12(d)(1), the Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. To the extent allowed by law or regulation, the Fund may invest its assets in securities of investment companies that are money market funds in excess of the limits discussed above.

The Fund may rely on Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, which provide an exemption from Section 12(d)(1) that allows the Fund to invest all of its assets in other registered funds, including ETFs, if, among other conditions: (1) the Fund, together with its affiliates, acquires no more than three percent of the outstanding voting stock of any acquired fund; and (2) the sales load charged on Shares is no greater than the limits set forth in Rule 2830 of the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Fund may also rely on Rule 12d1-4 under the 1940 Act, which provides an exemption from Section 12(d)(1) that allows the Fund to invest all of its assets in other registered funds, including ETFs, if the Fund satisfies certain conditions specified in the Rule, including, among other conditions, that the Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company).

Initial Public Offering Risk

The Fund may, on a limited basis, participate in IPOs. The market value of IPO shares may fluctuate considerably and is often subject to speculative trading due to factors such as the absence of a prior public market, unseasoned trading, a smaller number of shares available for trading and limited information available about the issuer, its business model, the quality of management, earnings growth potential and other criteria used to evaluate its investment prospects. Such stocks may have exhibited price appreciation in connection with the IPO that is not sustained, and it is not uncommon for stocks to decline in value in the period following the IPO. Additionally, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Money Market Funds

The Fund may invest in underlying money market funds that either seek to maintain a stable $1 NAV (“stable NAV money market funds”) or that have a share price that fluctuates (“variable NAV market funds”). Although an underlying stable NAV money market fund seeks to maintain a stable $1 NAV, it is possible for the Fund to lose money by investing in such a money market fund. Because the share price of an underlying variable NAV market fund will fluctuate, when the Fund sells the shares it owns, they may be worth more or less than what the Fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund’s liquidity falls below required minimums.

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Other Short-Term Instruments

The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service or “A-1” by Standard & Poor’s Financial Services or, if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (vi) short-term U.S. dollar denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Derivative Instruments

Generally, derivatives are financial instruments whose value depends on or is derived from, the value of one or more underlying assets, reference rates, or indices or other market factors (a “reference instrument”) and may relate to stocks, bonds, interest rates, credit, currencies, commodities or related indices. Derivative instruments can provide an efficient means to gain or reduce exposure to the value of a reference instrument without actually owning or selling the instrument. Some common types of derivatives include options, futures, forwards and swaps.

Derivative instruments may be used to modify the effective duration of the Fund’s portfolio investments. Derivative instruments may also be used for “hedging,” which means that they may be used when the Adviser seeks to protect the Fund’s investments from a decline in value resulting from changes to interest rates, market prices, currency fluctuations, or other market factors. Derivative instruments may also be used for other purposes, including to seek to increase liquidity, provide efficient portfolio management, broaden investment opportunities (including taking short or negative positions), implement a tax or cash management strategy, gain exposure to a particular security or segment of the market and/or enhance total return. However derivative instruments are used, their successful use is not assured and will depend upon, among other factors, the Adviser’s ability to gauge relevant market movements.

Derivative instruments may be used for the purpose of direct hedging. Direct hedging means that the transaction must be intended to reduce a specific risk exposure of a portfolio security or its denominated currency and must also be directly related to such security or currency. The Fund’s use of derivative instruments may be limited from time to time by policies adopted by the Board or the Adviser.

SEC Rule 18f-4 (“Rule 18f-4” or the “Derivatives Rule”) regulates the ability of the Fund to enter into derivative transactions and other leveraged transactions. The Derivatives Rule defines the term “derivatives” to include short sales and forward contracts, such as TBA transactions, in addition to instruments traditionally classified as derivatives, such as swaps, futures, and options. Rule 18f-4 also regulates other types of leveraged transactions, such as reverse repurchase transactions and transactions deemed to be “similar to” reverse repurchase transactions, such as certain securities lending transactions in connection with which the Fund obtains leverage. Among other things, under Rule 18f-4, the Fund is prohibited from entering into these derivatives transactions except in reliance on the provisions of the Derivatives Rule. The Derivatives Rule establishes limits on the derivatives transactions that the Fund may enter into based on the value-at-risk (“VaR”) of the Fund inclusive of derivatives. The Fund will generally satisfy the limits under the Rule if the VaR of its portfolio (inclusive of derivatives transactions) does not exceed 200% of the VaR of its “designated reference portfolio.” The “designated reference portfolio” is a representative unleveraged index or the Fund’s own portfolio absent derivatives holdings, as determined by the Fund’s derivatives risk manager. This limits test is referred to as the “Relative VaR Test.” If the Fund determines that the Relative VaR Test is not appropriate in light of its strategy, subject to specified conditions, the Fund may instead comply with the “Absolute VaR Test.” The Fund will satisfy the Absolute VaR Test if the VaR of its portfolio does not exceed 20% of the value of the Fund’s net assets.

In addition, among other requirements, Rule 18f-4 requires the Fund to establish a derivatives risk management program, appoint a derivatives risk manager, and carry out enhanced reporting to the Board, the SEC and the public regarding the Fund’s derivatives activities. These new requirements will apply unless the Fund qualifies as a “limited derivatives user,” which the Derivatives Rule defines as a fund that limits its derivatives exposure to 10% of its net assets. It is possible that the limits and compliance costs imposed by the Derivatives Rule may adversely affect the Fund’s performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

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Exclusion of Adviser from Commodity Pool Operator Definition. To the extent the Fund invests in “commodity interests” as defined under the Commodity Exchange Act (the “CEA”) the Adviser intends to claim an exclusion from the definition of “commodity pool operator” (“CPO”) and the rules of the Commodities Futures Trading Commission (the “CFTC”) with respect to the Fund. Therefore, the Adviser is not subject to CFTC registration or regulation as a CPO with respect to the Fund. Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts.

Futures contracts. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference instrument, such as a specific security, currency or commodity, at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying reference instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the underlying reference instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow the Fund to increase or decrease its exposure to the underlying reference instrument without having to buy the actual instrument.

The underlying reference instruments to which futures contracts may relate include non-U.S. currencies, interest rates, stock and bond indices, and debt securities, including U.S. government debt obligations. In certain types of futures contracts, the underlying reference instrument may be a swap agreement. In most cases the contractual obligation under a futures contract may be offset, or “closed out,” before the settlement date so that the parties do not have to make or take delivery. The closing out of a contractual obligation is usually accomplished by buying or selling, as the case may be, an identical, offsetting futures contract. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying instrument or asset. Although some futures contracts by their terms require the actual delivery or acquisition of the underlying instrument or asset, some require cash settlement.

Futures contracts may be bought and sold on U.S. and non-U.S. exchanges. Futures contracts in the U.S. have been designed by exchanges that have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Futures contracts may also be entered into on certain exempt markets, including exempt boards of trade and electronic trading facilities, available to certain market participants. Because all transactions in the futures market are made, offset or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when they buy or sell futures contracts.

To the extent the Fund invests in futures contracts, the Fund will generally buy and sell futures contracts only on contract markets (including exchanges or boards of trade) where there appears to be an active market for the futures contracts, but there is no assurance that an active market will exist for any particular contract or at any particular time. An active market makes it more likely that futures contracts will be liquid and bought and sold at competitive market prices. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active market will develop or continue to exist.

When the Fund enters into a futures contract, it must deliver to an account controlled by the FCM (that has been selected by the Fund), an amount referred to as “initial margin” that is typically calculated as an amount equal to the volatility in market value of a contract over a fixed period. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM. Thereafter, a “variation margin” amount may be required to be paid by the Fund or received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the futures contract. The account is marked-to-market daily and the variation margin is monitored the Adviser and Custodian (defined below) on a daily basis. When the futures contract is closed out, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

Some futures contracts provide for the delivery of securities that are different than those that are specified in the contract. For a futures contract for delivery of debt securities, on the settlement date of the contract, adjustments to the contract can be made to recognize differences in value arising from the delivery of debt securities with a different interest rate from that of the particular debt securities that were specified in the contract. In some cases, securities called for by a futures contract may not have been issued when the contract was written.

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Risks of futures contracts. The Fund’s use of futures contracts is subject to the risks associated with derivative instruments generally. In addition, a purchase or sale of a futures contract may result in losses to the Fund in excess of the amount that the Fund delivered as initial margin. Because of the relatively low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the Fund. In addition, if the Fund has insufficient cash to meet daily variation margin requirements or close out a futures position, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. Adverse market movements could cause the Fund to experience substantial losses on an investment in a futures contract.

There is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

The Fund may not be able to properly hedge or effect its strategy when a liquid market is unavailable for the futures contract the Fund wishes to close, which may at times occur. In addition, when futures contracts are used for hedging, there may be an imperfect correlation between movements in the prices of the underlying reference instrument on which the futures contract is based and movements in the prices of the assets sought to be hedged.

If the Adviser’s investment judgment about the general direction of market prices or interest or currency exchange rates is incorrect, the Fund’s overall performance will be poorer than if it had not entered into a futures contract. For example, if the Fund has purchased futures to hedge against the possibility of an increase in interest rates that would adversely affect the price of bonds held in its portfolio and interest rates instead decrease, the Fund will lose part or all of the benefit of the increased value of the bonds which it has hedged. This is because its losses in its futures positions will offset some or all of its gains from the increased value of the bonds.

The difference (called the “spread”) between prices in the cash market for the purchase and sale of the underlying reference instrument and the prices in the futures market is subject to fluctuations and distortions due to differences in the nature of those two markets. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal pricing spread between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery of the underlying instrument. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, resulting in pricing distortion. Third, from the point of view of speculators, the margin deposit requirements that apply in the futures market are less onerous than similar margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Futures contracts that are traded on non-U.S. exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, non-U.S. futures contracts may be subject to varied regulatory oversight. The price of any non-U.S. futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-U.S. exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.

The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person, such as the Fund, may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The regulation of futures, as well as other derivatives, is a rapidly changing area of law. For more information, see “Developing government regulation of derivatives” below.

Futures exchanges may also limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

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Options on futures contracts. Options on futures contracts trade on the same contract markets as the underlying futures contract. When the Fund buys an option, it pays a premium for the right, but does not have the obligation, to purchase (call) or sell (put) a futures contract at a set price (the exercise price). The purchase of a call or put option on a futures contract, whereby the Fund has the right to purchase or sell, respectively, a particular futures contract, is similar in some respects to the purchase of a call or put option on an individual security or currency. Depending on the premium paid for the option compared to either the price of the futures contract upon which it is based or the price of the underlying reference instrument, the option may be less risky than direct ownership of the futures contract or the underlying reference instrument. For example, the Fund could purchase a call option on a long futures contract when seeking to hedge against an increase in the market value of the underlying reference instrument, such as appreciation in the value of a non-U.S. currency against the U.S. dollar.

The seller (writer) of an option becomes contractually obligated to take the opposite futures position if the buyer of the option exercises its rights to the futures position specified in the option. In return for the premium paid by the buyer, the seller assumes the risk of taking a possibly adverse futures position. In addition, the seller will be required to post and maintain initial and variation margin with the FCM. One goal of selling (writing) options on futures may be to receive the premium paid by the option buyer. For more general information about the mechanics of purchasing and writing options, see “Options” below.

Risks of options on futures contracts. The Fund’s use of options on futures contracts is subject to the risks related to derivative instruments generally. In addition, the amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. The purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The seller (writer) of an option on a futures contract is subject to the risk of having to take a possibly adverse futures position if the purchaser of the option exercises its rights. If the seller were required to take such a position, it could bear substantial losses. An option writer has potentially unlimited economic risk because its potential loss, except to the extent offset by the premium received, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract.

Options. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy an underlying reference instrument, such as a specified security, currency, index, or other instrument, from the writer of the option (in the case of a call option), or to sell a specified reference instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying reference instrument, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Put and call options are traded on national securities exchanges and in the OTC market.

Options traded on national securities exchanges are within the jurisdiction of the SEC or other appropriate national securities regulator, as are securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange in the United States are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements. There is no assurance, however, that higher than anticipated trading activity or other unforeseen events might not temporarily render the capabilities of the Options Clearing Corporation inadequate, and thereby result in the exchange instituting special procedures which may interfere with the timely execution of the Fund’s orders to close out open options positions.

Purchasing call and put options. As the buyer of a call option, the Fund has a right to buy the underlying reference instrument (e.g., a currency or security) at the exercise price at any time during the option period (for American style options). The Fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire. For example, the Fund may buy call options on underlying reference instruments that it intends to buy with the goal of limiting the risk of a substantial increase in their market price before the purchase is effected. Unless the price of the underlying reference instrument changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund, in which case the Fund would experience a loss to the extent of the premium paid for the option plus related transaction costs.

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As the buyer of a put option, the Fund has the right to sell the underlying reference instrument at the exercise price at any time during the option period (for American style options). Like a call option, the Fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire. The Fund may buy a put option on an underlying reference instrument owned by the Fund (a protective put) as a hedging technique in an attempt to protect against an anticipated decline in the market value of the underlying reference instrument. Such hedge protection is provided only during the life of the put option when the Fund, as the buyer of the put option, is able to sell the underlying reference instrument at the put exercise price, regardless of any decline in the underlying instrument’s market price. The Fund may also seek to offset a decline in the value of the underlying reference instrument through appreciation in the value of the put option. A put option may also be purchased with the intent of protecting unrealized appreciation of an instrument when the Adviser deems it desirable to continue to hold the instrument because of tax or other considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the instrument is eventually sold. Buying put options at a time when the buyer does not own the underlying reference instrument allows the buyer to benefit from a decline in the market price of the underlying reference instrument, which generally increases the value of the put option.

If a put option was not terminated in a closing sale transaction when it has remaining value, and if the market price of the underlying reference instrument remains equal to or greater than the exercise price during the life of the put option, the buyer would not make any gain upon exercise of the option and would experience a loss to the extent of the premium paid for the option plus related transaction costs. In order for the purchase of a put option to be profitable, the market price of the underlying reference instrument must decline sufficiently below the exercise price to cover the premium and transaction costs.

Writing call and put options. Writing options may permit the writer to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). In general, though, options are infrequently exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium. Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option. Call options may also be written on reference instruments that the writer does not own.

If the Fund writes a covered call option, any underlying reference instruments that are held by the Fund and are subject to the call option will be earmarked on the books of the Fund as segregated to satisfy its obligations under the option. The Fund will be unable to sell the underlying reference instruments that are subject to the written call option until it either effects a closing transaction with respect to the written call, or otherwise satisfies the conditions for release of the underlying reference instruments from segregation. As the writer of a covered call option, the Fund gives up the potential for capital appreciation above the exercise price of the option should the underlying reference instrument rise in value. If the value of the underlying reference instrument rises above the exercise price of the call option, the reference instrument will likely be “called away,” requiring the Fund to sell the underlying instrument at the exercise price. In that case, the Fund will sell the underlying reference instrument to the option buyer for less than its market value, and the Fund will experience a loss (which will be offset by the premium received by the Fund as the writer of such option). If a call option expires unexercised, the Fund will realize a gain in the amount of the premium received. If the market price of the underlying reference instrument decreases, the call option will not be exercised and the Fund will be able to use the amount of the premium received to hedge against the loss in value of the underlying reference instrument. The exercise price of a call option will be chosen based upon the expected price movement of the underlying reference instrument. The exercise price of a call option may be below, equal to (at-the-money), or above the current value of the underlying reference instrument at the time the option is written.

As the writer of a put option, the Fund has a risk of loss should the underlying reference instrument decline in value. If the value of the underlying reference instrument declines below the exercise price of the put option and the put option is exercised, the Fund, as the writer of the put option, will be required to buy the instrument at the exercise price, which will exceed the market value of the underlying reference instrument at that time. The Fund will incur a loss to the extent that the current market value of the underlying reference instrument is less than the exercise price of the put option. However, the loss will be offset in part by the premium received from the buyer of the put. If a put option written by the Fund expires unexercised, the Fund will realize a gain in the amount of the premium received.

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Closing out options (exchange-traded options). If the writer of an option wants to terminate its obligation, the writer may effect a “closing purchase transaction” by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the option writer’s position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the buyer of an option may recover all or a portion of the premium that it paid by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased and receiving a premium on the sale. There is no guarantee that either a closing purchase or a closing sale transaction may be made at a time desired by the Fund. Closing transactions allow the Fund to terminate its positions in written and purchased options. The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the original option (in the case of written options) or is more than the premium paid by the Fund to buy the option (in the case of purchased options). For example, increases in the market price of a call option sold by the Fund will generally reflect increases in the market price of the underlying reference instrument. As a result, any loss resulting from a closing transaction on a written call option is likely to be offset in whole or in part by appreciation of the underlying instrument owned by the Fund.

Over-the-counter options. Like exchange-traded options, OTC options give the holder the right to buy from the writer, in the case of OTC call options, or sell to the writer, in the case of OTC put options, an underlying reference instrument at a stated exercise price. OTC options, however, differ from exchange-traded options in certain material respects.

OTC options are arranged directly with dealers and not with a clearing corporation or exchange. Consequently, there is a risk of non-performance by the dealer, including because of the dealer’s bankruptcy or insolvency. While the Fund uses only counterparties, such as dealers, that meet its credit quality standards, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Because there is no exchange, pricing is typically done based on information from market makers or other dealers. OTC options are available for a greater variety of underlying reference instruments and in a wider range of expiration dates and exercise prices than exchange-traded options.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. The Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. When the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the Fund originally wrote the option. The Fund may suffer a loss if it is not able to exercise (in the case of a purchased option) or enter into a closing sale transaction on a timely basis.

The staff of the SEC has taken the position that purchased OTC options on securities are considered illiquid securities. Pending a change in the staff’s position, the Fund will treat such OTC options on securities as illiquid and subject to the Fund’s limitation on illiquid securities.

Interest rate caps. An interest rate cap is a type of OTC option. The buyer of an interest rate cap pays a premium to the seller in exchange for payments at set intervals for which a floating interest rate exceeds an agreed upon interest rate. The floating interest rate may be tied to a reference rate, a long-term swap rate or other benchmark. The amount of each payment is determined by reference to a specified “notional” amount of money. Interest rate caps do not involve the delivery of securities, other underlying instruments, or principal amounts. Accordingly, barring counterparty risk, the risk of loss to the purchaser of an interest rate cap is limited to the amount of the premium paid.

An interest rate cap can be used to increase or decrease exposure to various interest rates, including to hedge interest rate risk. By purchasing an interest rate cap, the buyer of the cap can benefit from rising interest rates while limiting its downside risk to the amount of the premium paid. If the Fund buys an interest rate cap and the Adviser is correct at predicting the direction of interest rates, the interest rate cap will increase in value. But if the Adviser is incorrect at predicting the direction, the interest rate cap will expire worthless.

By writing (selling) an interest rate cap, the seller of the cap can benefit by receiving a premium in exchange for assuming an obligation to make payments at set intervals for which a floating interest rate exceeds an agreed upon interest rate. If interest rates rise above the agreed upon cap, the seller’s obligation to make payments may result in losses in excess of the premium received.

Correctly predicting the value of an interest rate cap requires an understanding of the referenced interest rate, and the Fund bears the risk that the Adviser will not correctly forecast future market events, such as interest rate movements. Interest rate caps also involve the risks associated with derivative instruments generally, as described herein, including the risks associated with OTC options.

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Risks of options. The Fund’s options investments involve certain risks, including general risks related to derivative instruments. There can be no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and the Fund may have difficulty effecting closing transactions in particular options. Therefore, the Fund would have to exercise the options it purchased in order to realize any profit, thus taking or making delivery of the underlying reference instrument when not desired. The Fund could then incur transaction costs upon the sale of the underlying reference instruments. Similarly, when the Fund cannot affect a closing transaction with respect to a put option it wrote, and the buyer exercises, the Fund would be required to take delivery and would incur transaction costs upon the sale of the underlying reference instruments purchased. If the Fund, as a covered call option writer, is unable to affect a closing purchase transaction in a secondary market, it will not be able to sell the underlying reference instrument until the option expires, it delivers the underlying instrument upon exercise, or it segregates enough liquid assets to purchase the underlying reference instrument at the marked-to-market price during the term of the option. When trading options on non-U.S. exchanges or in the OTC market, many of the protections afforded to exchange participants will not be available. For example, there may be no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over an indefinite period of time.

The effectiveness of an options strategy for hedging depends on the degree to which price movements in the underlying reference instruments correlate with price movements in the relevant portion of the Fund’s portfolio that is being hedged. In addition, the Fund bears the risk that the prices of its portfolio investments will not move in the same amount as the option it has purchased or sold for hedging purposes, or that there may be a negative correlation that would result in a loss on both the investments and the option. If the Adviser is not successful in using options in managing the Fund’s investments, the Fund’s performance will be worse than if the Adviser did not employ such strategies.

Swaps. Generally, swap agreements are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” or value of predetermined underlying reference instruments. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, a particular non-U.S. currency, or a “basket” of securities representing a particular index. Swaps can also be based on credit and other events.

The Fund will generally enter into swap agreements on a net basis, which means that the two payment streams that are to be made by the Fund and its counterparty with respect to a particular swap agreement are netted out, with the Fund receiving or paying, as the case may be, only the net difference in the two payments. The Fund’s obligations (or rights) under a swap agreement that is entered into on a net basis will generally be the net amount to be paid or received under the agreement based on the relative values of the obligations of each party upon termination of the agreement or at set valuation dates. The Fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the Fund). If the swap agreement does not provide for that type of netting, the full amount of the Fund’s obligations will be accrued on a daily basis.

Comprehensive swaps regulation. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments imposed comprehensive regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.

Uncleared swaps. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. The Fund customarily enter into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (“ISDA”) Master Agreement. ISDA is a voluntary industry association of participants in the over-the-counter derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts. In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination.

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During the term of an uncleared swap, the Fund is required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if all outstanding swaps between the parties were terminated on the date in question, including any early termination payments (“variation margin”). Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to the Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.

Currently, the Fund does not intend to typically provide initial margin in connection with uncleared swaps. However, rules requiring initial margin for uncleared swaps have been adopted and are being phased in over time. When these rules take effect, if the Fund is deemed to have material swaps exposure under applicable swap regulations, the Fund will be required to post initial margin in addition to variation margin.

Cleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange-trading. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps. See “Risks of cleared swaps” below.

In a cleared swap, the Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. Transactions executed on a swap execution facility (“SEF”) may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of swaps that it has used in the past. When the Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty and are typically calculated as an amount equal to the volatility in market value of the cleared swap over a fixed period, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts. If the value of the Fund’s cleared swap declines, the Fund will be required to make additional “variation margin” payments to the FCM to settle the change in value. Conversely, if the market value of the Fund’s position increases, the FCM will post additional “variation margin” to the Fund’s account. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

Credit default swaps. The “buyer” of protection in a credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the “seller” that is contingent upon the occurrence of a credit event with respect to a specific underlying reference debt obligation (whether as a single debt instrument or as part of an index of debt instruments). The contingent payment by the seller generally is the face amount of the debt obligation, in return for the buyer’s obligation to make periodic cash payments and deliver in physical form the reference debt obligation or a cash payment equal to the then-current market value of that debt obligation at the time of the credit event. If no credit event occurs, the seller would receive a fixed rate of income throughout the term of the contract, while the buyer would lose the amount of its payments and recover nothing. The buyer is also subject to the risk that the seller will not satisfy its contingent payment obligation, if and when due.

Purchasing protection through a credit default swap may be used to attempt to hedge against a decline in the value of debt security or securities due to a credit event. The seller of protection under a credit default swap receives periodic payments from the buyer but is exposed to the risk that the value of the reference debt obligation declines due to a credit event and that it will have to pay the face amount of the reference obligation to the buyer. Selling protection under a credit default swap may also permit the seller to gain exposure that is similar to owning the reference debt obligation directly. As the seller of protection, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to the risk that there would be a credit event and the Fund would have to make a substantial payment in the future.

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Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration or default, or repudiation or restructuring of the reference debt obligation. There may be disputes between the buyer or seller of a credit default swap agreement or within the swaps market as a whole as to whether or not a credit event has occurred or what the payout should be which could result in litigation. In some instances where there is a dispute in the credit default swap market, a regional Determinations Committee set up by ISDA may make an official binding determination regarding the existence of credit events with respect to the reference debt obligation of a credit default swap agreement or, in the case of a credit default swap on an index, with respect to a component of the index underlying the credit default swap agreement. In the case of a credit default swap on an index, the existence of a credit event is determined according to the index methodology, which may in turn refer to determinations made by ISDA’s Determinations Committees with respect to particular components of the index.

ISDA’s Determinations Committees are comprised principally of dealers in the OTC derivatives markets which may have a conflicting interest in the determination regarding the existence of a particular credit event. In addition, in the sovereign debt market, a credit default swap agreement may not provide the protection generally anticipated because the government issuer of the sovereign debt instruments may be able to restructure or renegotiate the debt in such a manner as to avoid triggering a credit event. Moreover, (1) sovereign debt obligations may not incorporate common, commercially acceptable provisions, such as collective action clauses, or (2) the negotiated restructuring of the sovereign debt may be deemed non-mandatory on all holders. As a result, the determination committee might then not be able to determine, or may be able to avoid having to determine, that a credit event under the credit default agreement has occurred.

For these and other reasons, the buyer of protection in a credit default swap agreement is subject to the risk that certain occurrences, such as particular restructuring events affecting the value of the underlying reference debt obligation, or the restructuring of sovereign debt, may not be deemed credit events under the credit default swap agreement. Therefore, if the credit default swap was purchased as a hedge or to take advantage of an anticipated increase in the value of credit protection for the underlying reference obligation, it may not provide any hedging benefit or otherwise increase in value as anticipated. Similarly, the seller of protection in a credit default swap agreement is subject to the risk that certain occurrences may be deemed to be credit events under the credit default swap agreement, even if these occurrences do not adversely impact the value or creditworthiness of the underlying reference debt obligation.

Interest rate swaps. An interest rate swap is an agreement between two parties to exchange interest rate payment obligations. Typically, one party’s obligation is based on an interest rate fixed to maturity while the other party’s obligation is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, SOFR, prime rate, commercial paper rate, or other benchmarks). Alternatively, both payment obligations may be based on an interest rate that changes in accordance with changes in a designated benchmark (also known as a “basis swap”). In a basis swap, the rates may be based on different benchmarks (for example, SOFR versus commercial paper) or on different terms of the same benchmark (for example, one-month SOFR versus three-month SOFR). Each party’s payment obligation under an interest rate swap is determined by reference to a specified “notional” amount of money. Therefore, interest rate swaps generally do not involve the delivery of securities, other underlying instruments, or principal amounts; rather they entail the exchange of cash payments based on the application of the designated interest rates to the notional amount. Accordingly, barring swap counterparty or FCM default, the risk of loss in an interest rate swap is limited to the net amount of interest payments that the Fund is obligated to make or receive (as applicable), as well as any early termination payment payable by or to the Fund upon early termination of the swap.

By swapping fixed interest rate payments for floating payments, an interest rate swap can be used to increase or decrease the Fund’s exposure to various interest rates, including to hedge interest rate risk. Interest rate swaps are generally used to permit the party seeking a floating rate obligation the opportunity to acquire such obligation at a rate lower than is directly available in the credit markets, while permitting the party desiring a fixed-rate obligation the opportunity to acquire such a fixed-rate obligation, also frequently at a rate lower than is directly available in the credit markets. The success of such a transaction depends in large part on the availability of fixed-rate obligations at interest (or coupon) rates low enough to cover the costs involved. Similarly, a basis swap can be used to increase or decrease the Fund’s exposure to various interest rates, including to hedge against or speculate on the spread between the two indexes, or to manage duration. An interest rate swap transaction is affected by change in interest rates, which, in turn, may affect the prepayment rate of any underlying debt obligations upon which the interest rate swap is based.

Inflation index swaps. An inflation index swap is a contract between two parties, whereby one party makes payments based on the cumulative percentage increase in an index that serves as a measure of inflation (typically, the Consumer Price Index) and the other party makes a regular payment based on a compounded fixed rate. Each party’s payment obligation under the swap is determined by reference to a specified “notional” amount of money. Typically, an inflation index swap has payment obligations netted and exchanged upon maturity. The value of an inflation index swap is expected to change in response to changes in the rate of inflation. If inflation increases at a faster rate than anticipated at the time the swap is entered into, the swap will increase in value. Similarly, if inflation increases at a rate slower than anticipated at the time the swap is entered into, the swap will decrease in value.

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Equity total return swaps. A total return swap (also sometimes referred to as a synthetic equity swap or “contract for difference” when written with respect to an equity security or basket of equity securities) is an agreement between two parties under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying reference instrument or index thereof taken place. For example, one party agrees to pay the other party the total return earned or realized on the notional amount of an underlying equity security and any dividends declared with respect to that equity security. In return the other party makes payments, typically at a floating rate, calculated based on the notional amount.

Options on swap agreements. An option on a swap agreement generally is an OTC option (see the discussion above on OTC options) that gives the buyer of the option the right, but not the obligation, in return for payment of a premium to the seller, to enter into a previously negotiated swap agreement, or to extend, terminate or otherwise modify the terms of an existing swap agreement. The writer (seller) of an option on a swap agreement receives premium payments from the buyer and, in exchange, becomes obligated to enter into or modify an underlying swap agreement upon the exercise of the option by the buyer. When the Fund purchases an option on a swap agreement, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised, plus any related transaction costs.

There can be no assurance that a liquid secondary market will exist for any particular option on a swap agreement, or at any particular time, and the Fund may have difficulty affecting closing transactions in particular options on swap agreements. Therefore, the Fund may have to exercise the options that it purchases in order to realize any profit and take delivery of the underlying swap agreement. The Fund could then incur transaction costs upon the sale or closing out of the underlying swap agreement. In the event that the option on a swap is exercised, the counterparty for such option would be the same counterparty with whom the Fund entered into the underlying swap.

However, if the Fund writes (sells) an option on a swap agreement, the Fund is bound by the terms of the underlying swap agreement upon exercise of the option by the buyer, which may result in losses to the Fund in excess of the premium it received. Options on swap agreements involve the risks associated with derivative instruments generally, as described above, as well as the additional risks associated with both options and swaps generally.

Options on swap agreements are considered to be swaps for purposes of CFTC regulation. Although they are traded OTC, the CFTC may in the future designate certain options on swaps as subject to mandatory clearing. For more information, see “Cleared swaps” and “Risks of cleared swaps.”

An option on an interest rate swap (also sometimes referred to as a “swaption”) is a contract that gives the purchaser the right, but not the obligation, in return for payment of a premium, to enter into a new interest rate swap. A pay fixed option on an interest rate swap gives the buyer the right to establish a position in an interest rate swap where the buyer will pay (and the writer will receive) the fixed-rate cash flows and receive (and the writer will pay) the floating-rate cash flows. In general, most options on interest rate swaps are “European” exercise, which means that they can only be exercised at the end of the option term. Depending on the movement of interest rates between the time of purchase and expiration, the value of the underlying interest rate swap and therefore also the value of the option on the interest rate swap will change.

An option on a credit default swap is a contract that gives the buyer the right (but not the obligation), in return for payment of a premium to the option seller, to enter into a new credit default swap on a reference entity at a predetermined spread on a future date. This spread is the price at which the contract is executed (the option strike price). Similar to a put option, in a payer option on a credit default swap, the option buyer pays a premium to the option seller for the right, but not the obligation, to buy credit protection on a reference entity (e.g., a particular portfolio security) at a predetermined spread on a future date. Similar to a call option, in a receiver option on a credit default swap the option buyer pays a premium for the right, but not the obligation to sell credit default swap protection on a reference entity or index. Depending on the movement of market spreads with respect to the particular referenced debt securities between the time of purchase and expiration of the option, the value of the underlying credit default swap and therefore the value of the option will change. Options on credit default swaps currently are traded OTC and the specific terms of each option on a credit default swap are negotiated directly with the counterparty.

Commodity-linked total return swaps. A commodity-linked total return swap is an agreement between two parties under which the parties agree to exchange a fixed return or interest rate on the notional amount of the swap for the return of a particular commodities index, commodity contract or basket of commodity contracts as if such notional amount had been invested in such index, commodity contract or basket of commodity contracts. For example, one party agrees to pay the other party the return on a particular index multiplied by the notional amount of the swap. In return, the other party makes periodic payments, such as at a floating interest rate, calculated based on such notional amount. If the commodity swap is for one period, the Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the SOFR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.

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Risks of swaps generally. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the Adviser correctly to predict which types of investments are likely to produce greater returns. If the Adviser, in using swap agreements, is incorrect in its forecasts of market values, interest rates, inflation, currency exchange rates or other applicable factors, the investment performance of the Fund will be less than its performance would have been if it had not used the swap agreements.

The risk of loss to the Fund for swap transactions that are entered into on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to the Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If the Fund is obligated to pay the net amount, the Fund’s risk of loss is generally limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In addition, the Fund’s risk of loss also includes any margin at risk in the event of default by the counterparty (in an uncleared swap) or the central counterparty or FCM (in a cleared swap), plus any transaction costs.

Because bilateral swap agreements are structured as two-party contracts and may have terms of greater than seven days, these swaps may be considered to be illiquid and, therefore, subject to the Fund’s limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, the Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually widespread between the price at which they are prepared to buy and the price at which they are prepared to sell. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. However, the swap markets have grown substantially in recent years, with a large number of financial institutions acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become increasingly liquid. In addition, central clearing and the trading of cleared swaps on public facilities are intended to increase liquidity. The Adviser, under the supervision of the Board, is responsible for determining and monitoring the liquidity of the Fund’s swap transactions.

Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swaps, whether cleared or uncleared. This information is available to regulators and, also, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data is intended to result in greater market transparency. This may be beneficial to funds that use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of the funds’ identities as intended.

Certain U.S. Internal Revenue Service (“IRS”) positions may limit the Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences. For more information about potentially changing regulation, see “Developing government regulation of derivatives” below.

Risks of uncleared swaps. Uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges. As a result, swap participants may not be as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. The Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, the Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. In unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.

Risks of cleared swaps. As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by the Fund.

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Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position, or the central counterparty in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

With cleared swaps, the Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in margin above the margin that is required at the initiation of the swap agreement.

Finally, the Fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the Fund may be required to break the trade and make an early termination payment to the executing broker.

Combined transactions. The Fund may enter into multiple derivative instruments, and any combination of derivative instruments as part of a single or combined strategy (a “Combined Transaction”) when the Adviser believes it is in the best interests of the Fund to do so. A Combined Transaction will usually contain elements of risk that are present in each of its component transactions.

Although Combined Transactions are normally entered into based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal(s), it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Securities Lending

If approved by the Board, the Fund may lend portfolio securities to certain creditworthy borrowers. The borrowers provide collateral that is maintained in an amount at least equal to the current value of the securities loaned. The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives the value of any interest or cash or non-cash distributions paid on the securities that it lends. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the Fund or through one or more joint accounts or money market funds, which may include those managed by the Adviser.

The Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board who administer the lending program for the Fund in accordance with guidelines approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from the Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return the Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

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Repurchase Agreements

The Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next Business Day). A “Business Day” is any day on which the New York Stock Exchange (“NYSE”) is open for regular trading. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Fund’s custodian bank until repurchased. No more than an aggregate of 15% of the Fund’s net assets will be invested in illiquid securities, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Dollar Rolls

A dollar roll transaction involves a sale by the Fund of a security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. A dollar roll may be considered a borrowing giving rise to leverage. The securities that are repurchased will bear the same interest rate and a similar maturity as those sold, but the assets collateralizing these securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional investments, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of dollar rolls. Dollar rolls involve the risk that the market value of the securities subject to the Fund’s forward purchase commitment may decline below, or the market value of the securities subject to the Fund’s forward sale commitment may increase above, the exercise price of the forward commitment. In the event the buyer of the securities files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the current sale portion of the transaction may be restricted.

Tax Risks

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Shares.

INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed with respect to the Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

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Except with the approval of a majority of the outstanding voting securities, the Fund may not:

1.	Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act.
2.	Make loans, except to the extent permitted under the 1940 Act.
3.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from investing in securities or other instruments backed by real estate, real estate investment trusts (“REITs”) or securities of companies engaged in the real estate business.
4.	Purchase or sell commodities unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.
5.	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act.
6.	Concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries except that the Fund will have economic exposure that is concentrated to the industry assigned to MSTR. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by securities of the U.S. government (including its agencies and instrumentalities), registered investment companies and tax-exempt securities of state or municipal governments and their political subdivisions, are not considered to be issued by members of any industry.

In determining its compliance with the fundamental investment restriction on concentration, the Fund will look through to the underlying holdings of any affiliated investment company and will consider its entire investment in any investment company with a policy to concentrate, or having otherwise disclosed that it is concentrated, in a particular industry or group of related industries as being invested in such industry or group of related industries. Additionally, in determining its compliance with the fundamental investment restriction on concentration, the Fund will look through to the user or use of private activity municipal bonds to determine their industry.

For purposes of applying the limitation set forth in the concentration policy set forth above, the Fund may use the Standard Industrial Classification (SIC) Codes, North American Industry Classification System (NAICS) Codes, MSCI Global Industry Classification System, FTSE/Dow Jones Industry Classification Benchmark (ICB) system, or any other reasonable industry classification system (including systems developed by the Adviser) to identify each industry. The Fund’s method applying the limitations in the above concentration policy, including the classification levels used, may differ from those of the Trust’s other series.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid investments will be observed continuously.

EXCHANGE LISTING AND TRADING

Shares are listed for trading and trade throughout the day on the Exchange.

There can be no assurance that the Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of Shares. The Exchange may, but is not required to, remove Shares of the Fund from the listing under any of the following circumstances: (1) the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 of the Investment Company Act of 1940; (2) the Fund no longer complies with the Exchange’s requirements for Shares; or (3) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove Shares of the Fund from listing and trading upon termination of the Fund.

The Trust reserves the right to adjust the price levels of Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

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MANAGEMENT OF THE TRUST

Board Responsibilities. The Board oversees the management and operations of the Trust. Like all registered investment companies, the day-to-day management and operation of the Trust is the responsibility of the various service providers to the Trust, such as the Adviser, the Distributor, the Administrator, the Sub-Administrator, the Custodian, and the Transfer Agent, each of whom is discussed in greater detail in this Statement of Additional Information. The Board has appointed various senior employees of the Administrator as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. In conducting this oversight, the Board receives regular reports from these officers and the service providers. For example, the Treasurer reports as to financial reporting matters and the President reports as to matters relating to the Trust’s operations. In addition, the Adviser provides regular reports on the investment strategy and performance of the Fund. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. These reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent operations. In addition, various members of the Board also meet with management in less formal settings, between formal “Board Meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

As part of its oversight function, the Board receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.), the oversight of different types of risks is handled in different ways. For example, the Board meets regularly with the CCO to discuss compliance and operational risks and the Audit Committee meets with the Treasurer and the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function.

The full Board also receives reports from the Adviser as to investment risks of the Fund. In addition to these reports, from time to time the full Board receives reports from the Administrator and the Adviser as to enterprise risk management.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures, and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Adviser, and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available, or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are five members of the Board, three of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”). Mr. Eric W. Falkeis serves as Chairman of the Board and is an interested person of the Trust.

The Board is composed of a majority (60 percent) of Independent Trustees. The Board has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Board has a Lead Independent Trustee, who acts as the primary liaison between the Independent Trustees and management. Ms. Michelle McDonough currently serves as the Lead Independent Trustee of the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

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Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o Tidal Trust II, 234 West Florida Street, Suite 700, Milwaukee, Wisconsin 53204.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees (3)
Javier Marquina Born: 1973	Trustee	Indefinite term; since 2022	Founder and Chief Executive Officer of ARQ Consultants Inc. (since 2019) a firm specializing in cross border real estate investments; Interim CEO for the Americas of Acciona Inmobiliaria (2020 to 2021); Head of Investment Team for Latin America for GLL Real Estate Partners (2016 to 2020).	393	Board Vice-Chairman of Inmobiliaria Spectrum (Guatemala and UK); Independent Board Member of LATAM Logistics Properties S.A. (Columbia, Peru and Costa Rica); Independent Board Member of Logistic Properties of the Americas.
Michelle McDonough Born: 1980	Trustee	Indefinite term; since 2022	Chief Operating Officer, Trillium Asset Management LLC (2010 to 2024)	393	Trillium Asset Management, LLC (2020 to 2024)
Dave Norris Born: 1976	Trustee	Indefinite term; since 2022	Consulting work for Rubin Brown, CPA services (since 2024); Consulting work with RedRidge Diligence Services (2023 to 2024); Chief Operating Officer, RedRidge Diligence Services (2011 to 2023)	393	None
Interested Trustees
Eric W. Falkeis (4) Born: 1973	Principal Executive Officer, Trustee, and Chairman	Principal Executive Officer since 2022, Indefinite term; Trustee, and Chairman, since 2022, Indefinite term	Chief Operating Officer, Tidal Investments LLC (since 2023); Chief Executive Officer, Tidal ETF Services LLC (since 2018).	551	Independent Director, Muzinich Direct Lending Income Fund, Inc. (since 2023); Independent Director, Muzinich BDC, Inc. (since 2019); Trustee, Professionally Managed Portfolios (27 series) (since 2011); Trustee and Chairman of Tidal Trust I (since 2018); Trustee and Chairman of Tidal Trust III (since 2025); Trustee and Chairman of Tidal Trust IV (since 2025); Trustee and Chairman of Tidal Trust V (since 2025).
Domenick Pugliese (5) Born: 1961	Trustee	Indefinite term; since 2026	Partner, Sullivan & Worcester LLP (a law firm) (2019 to present).	393	None.

(1)	The Trustees have designated a mandatory retirement age of 78, such that each Trustee, serving as such on the date he or she reaches the age of 78, shall submit his or her resignation not later than the last day of the calendar year in which his or her 78th birthday occurs.
(2)	The group of Funds sponsored by Tidal and managed by the Adviser or its affiliates, including Tidal Trust I, Tidal Trust II, Tidal Trust III, Tidal Trust IV and Tidal Trust V.
(3)	All Independent Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (the “Independent Trustees”).
(4)	Mr. Falkeis is considered an “interested person” of the Trust due to his positions as Principal Executive Officer and Chairman of the Trust, and Chief Executive Officer of Tidal ETF Services LLC, a Tidal Financial Group company and an affiliate of the Adviser.
(5)	Mr. Pugliese, is a partner of Sullivan & Worcester LLP, which serves as legal counsel to the Trust. Mr. Pugliese has served as the lead partner representing the Trust and the Trust’s Independent trustees. As the lead partner in the firm that serves as legal counsel to the Trust, Mr. Pugliese is considered an “interested person,” of the Trust as defined under the 1940 Act.

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Individual Trustee Qualifications.

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their service as Trustees of the Trust in light of the Trust’s business and structure. Each of the Trustees has substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and access information provided to them. Certain of these business and professional experiences are set forth in detail in the table above. The Board annually conducts a ‘self-assessment’ wherein the effectiveness of the Board and individual Trustees is reviewed.

In addition to the information provided in the table above, below is certain additional information concerning each particular Trustee and certain of their Trustee Attributes. The information provided below, and in the table above, is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to serve effectively as Trustees of the Trust.

The Board has concluded that Mr. Marquina should serve as a Trustee because of his substantial business experience related to commercial real estate investment and business development through his current position as CEO and Founder at ARQ Consultants Inc., as well as through former positions. Mr. Marquina’s experience, qualifications, attributes, or skills, on an individual basis and in combination with those of the other Trustees, led to the Board’s conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

The Board has concluded that Ms. McDonough should serve as a Trustee because of her substantial financial services experience, including experience with operations, compliance, IT, service provider oversight and management. For over a decade, Ms. McDonough served as COO of Trillium Asset Management and in that capacity oversaw all non-investment functions for the firm. Ms. McDonough’s experience, qualifications, attributes, or skills, on an individual basis and in combination with those of the other Trustees, led to the Board’s conclusion that she possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

The Board has concluded that Mr. Norris should serve as a Trustee because of his substantial experience across a multitude of industries and operated businesses. Mr. Norris’ business operation experience consists of capital raising, business development, investor relations, strategic planning, treasury management, deal execution, restructuring, and oversight of back-office functions. Mr. Norris serves as the Trust’s Audit Committee Financial Expert. Mr. Norris’ experience, qualifications, attributes, or skills, on an individual basis and in combination with those of the other Trustees, led to the Board’s conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

The Board has concluded that Mr. Falkeis should serve as a Trustee because of his substantial investment company experience and his experience with financial, accounting, investment, and regulatory matters through his former position as Senior Vice President and Chief Financial Officer (and other positions) of U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Global Fund Services”), a full service provider to ETFs, mutual funds, and alternative investment products, from 1997 to 2013, as well as a Trustee and Chairman of Tidal Trust I, from 2018 to present, Trustee and Chairman of Tidal Trust III, from 2025 to present, Trustee and Chairman of Tidal Trust IV, from 2025 to present, and Trustee and Chairman of Tidal Trust V, from 2025 to present. In addition, he has experience consulting with investment advisors regarding the legal structure of mutual funds, distribution channel analysis, and actual distribution of those funds. Mr. Falkeis also has substantial managerial, operational, technological, and risk oversight related experience through his former position as Chief Operating Officer of the advisers to the Direxion mutual fund and ETF complex. Mr. Falkeis’ experience, qualifications, attributes, or skills on an individual basis and in combination with those of the other Trustees led to the Board’s conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

The Board has concluded that Mr. Pugliese should serve as a Trustee because of his substantial and deep experience in the investment company industry, working with registered investment companies and their boards on all aspects of investment company regulation for more than 35 years. From his experience serving as counsel to mutual funds and exchange traded funds and as counsel to fund boards, as well as his specific experience serving as counsel to the Trust and its Independent Trustees, Mr. Pugliese has intimate knowledge of Board operations and responsibilities, the Trust and the Adviser, their products, operations, personnel and resources Mr. Pugliese’s extensive knowledge of the investment management industry, boards’ operations and responsibilities and the operation and oversight of exchange-traded funds led to the Board’s conclusion that he is valuable to the Board in its oversight of the Trust.

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Board Committees. The Board has established the following standing committees of the Board:

Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees of the Trust and is chaired by an Independent Trustee. Mr. Norris is chair of the Audit Committee and he presides at the Audit Committee meetings, participates in formulating agendas for Audit Committee meetings, and coordinates with management to serve as a liaison between the Independent Trustees and management on matters within the scope of responsibilities of the Audit Committee as set forth in its Board-approved written charter. The chair of the Audit Committee may delegate certain tasks to a vice chair. Ms. McDonough currently serves as vice chair of the Audit Committee. The principal responsibilities of the Audit Committee include overseeing the Trust’s accounting and financial reporting policies and practices and its internal controls; overseeing the quality, objectivity and integrity of the Trust’s financial statements and the independent audits thereof; monitoring the independent auditor’s qualifications, independence, and performance; acting as a liaison between the Trust’s independent auditors and the full Board; pre-approving all auditing services to be performed for the Trust; reviewing the compensation and overseeing the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; pre-approving all permitted non-audit services (including the fees and terms thereof) to be performed for the Trust; pre-approving all permitted non-audit services to be performed for any investment adviser or sub-adviser to the Trust by any of the Trust’s independent auditors if the engagement relates directly to the operations and financial reporting of the Trust; meeting with the Trust’s independent auditors as necessary to (1) review the arrangement for and scope of the annual audits and any special audits, (2) discuss any matters of concern relating to the Fund’s financial statements, (3) consider the independent auditors’ comments with respect to the Trust’s financial policies, procedures and internal accounting controls and Trust management’s responses thereto, and (4) review the form of opinion the independent auditors propose to render to the Board and the Fund’s shareholders; discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Fund’s financial statements; and reviewing and discussing reports from the independent auditors on (1) all critical accounting policies and practices to be used, (2) all alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, (3) other material written communications between the independent auditor and management, including any management letter, schedule of unadjusted differences, or management representation letter, and (4) all non-audit services provided to any entity in the Trust that were not pre-approved by the Committee; and reviewing disclosures made to the Committee by the Trust’s principal executive officer and principal accounting officer during their certification process for the Fund’s Form N-CSR. For the fiscal year ending October 31, 2025, the Audit Committee met once   with respect to the Fund.

The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially escalating further to other entities). For the fiscal year ended October 31, 2025, the QLCC did not meet with respect to the Trust.

Nominating and Governance Committee. The Board has a standing Nominating and Governance Committee that is composed of each of the Independent Trustees of the Trust and Mr. Pugliese. The Nominating and Governance Committee operates under a written charter approved by the Board. The Nominating and Governance Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time and meets only as necessary. The Nominating and Governance Committee generally will not consider nominees recommended by shareholders. The Nominating and Governance Committee is also responsible for, among other things, reviewing and making recommendations regarding Independent Trustee compensation and the Trustees’ annual “self-assessment.” Mr. Pugliese is the chair of the Nominating and Governance Committee. The Nominating and Governance Committee meets periodically, as necessary, but at least annually. For the fiscal year ended October 31, 2025, the Nominating and Governance Committee met once with respect to the Trust.

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Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. The address of each officer of the Trust is c/o Tidal Trust II, 234 W Florida St, Suite 700, Milwaukee, Wisconsin 53204, unless otherwise indicated. Additional information about the Trust’s officers is as follows:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Eric W. Falkeis(1) Born: 1973	Principal Executive Officer, Interested Trustee, Chairman	Principal Executive Officer since 2022, Indefinite term; Interested Trustee, Chairman, since 2022, Indefinite term	Chief Operating Officer, Tidal Investments LLC (since 2023); Chief Executive Officer, Tidal ETF Services LLC (since 2018).
William H. Woolverton, Esq. Born: 1951	Chief Compliance Officer and AML Compliance Officer	AML Compliance Officer since 2023, Indefinite term; Chief Compliance Officer, Indefinite term; since 2022	Chief Compliance Officer (since 2023), Compliance Adviser (2022 to 2023), Tidal Investments LLC; Senior Compliance Adviser, ACA Global (2020 to 2023); Director, Hadron Specialty Insurance Company (since 2023) Operating Partner, Altamont Capital Partners (private equity firm) (2021 to present).
Ally L. Mueller Born: 1979	President	Indefinite term; since 2025	SVP of Launches & Client Success Management (since 2025), VP of Launches & Client Success Management (2024 to 2025), Head of ETF Launches and Client Success (2023 to 2024), Head of ETF Launches and Finance Director (2019 to 2023), Tidal ETF Services LLC.
Aaron J. Perkovich Born: 1973	Treasurer, Principal Financial Officer, and Principal Accounting Officer	Indefinite term; since 2023	SVP of Fund Administration (since 2024), Head of Fund Administration (2023 to 2024), Fund Administration Manager (2022 to 2023), Tidal ETF Services LLC; Assistant Director Investments, Mason Street Advisors, LLC (2021 to 2022); Vice President, U.S. Bancorp Fund Services, LLC (2006 to 2021).
Lissa M. Richter Born: 1979	Vice President	Indefinite term; since 2025	VP of Fund Governance and Compliance (since 2024), ETF Regulatory Manager, Tidal ETF Services LLC (2021 to 2024).
Kelly J. Lavari Born: 1967	Secretary	Indefinite term; since 2025	VP of Fund Governance and Compliance (since 2024), Fund Governance Specialist (2023 to 2024), Compliance Manager – Global Credit Finance, State Street Bank & Trust (2016 to 2023).
Peter Chappy Born: 1975	Assistant Treasurer	Indefinite term; since 2023	AVP of Fund Administration (since 2024), Fund Administration Manager, Tidal ETF Services LLC (2023 to 2024); Product Owner, Allvue Systems (2022 to 2023); Senior Business Consultant, Refinitiv (2015 to 2022).
Melissa Breitzman Born: 1983	Assistant Treasurer	Indefinite term; since 2023	VP of Fund Administration (since 2024), Fund Administration Manager, Tidal ETF Services LLC (2023 to 2024); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2005 to 2023).

(1)	Mr. Falkeis is considered an interested person of the Trust due to his positions as Principal Executive Officer and Chairman of the Trust, and Chief Executive Officer of Tidal ETF Services LLC, a Tidal Financial Group company and an affiliate of the Adviser.

Trustee Ownership of Shares. The Fund is required to show the dollar amount ranges of each Trustee’s “beneficial ownership” of Shares and each other series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

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As of December 31, 2025, the following Trustee beneficially owned shares of certain series of the Trust as follows, and no other Trustee owned shares of any series of the Trust:

Name of Trustee	Dollar Range of Shares Owned in the Fund	Aggregate Dollar Range of Shares of Series of the Trust
Javier Marquina	None	Over $100,000

As of December 31, 2025, neither the Independent Trustees nor members of their immediate family, owned securities beneficially or of record in the Adviser, the Distributor (as defined below), or an affiliate of the Adviser or Distributor. Accordingly, neither the Independent Trustees nor members of their immediate family, have direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Distributor or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser, the Distributor or any affiliate thereof was a party.

Board Compensation.

As of January 1, 2026, the Independent Trustees and Mr. Pugliese each receive a quarterly retainer of $35,000 plus $10,000 for each regular meeting attended and $3,000 for each special meeting attended. The Independent Trustees and Mr. Pugliese also receive reimbursement for travel and other out-of-pocket expenses incurred in connection with serving as a Trustee. In addition, the Lead Independent Trustee receives an annual retainer of $60,000, the Audit Committee Chair receives an annual retainer of $60,000, the Audit Committee vice chair receives an annual retainer of $30,000, and the Nominating and Governance Committee Chair receives an annual retainer of $20,000. The Trust has no pension or retirement plan.

From July 1, 2025 to December 31, 2025, the Independent Trustees each received a quarterly retainer of $25,000 plus $8,000 for each regular meeting attended and $3,000 for each special meeting attended. The Independent Trustees also received reimbursement for travel and other out-of-pocket expenses incurred in connection with serving as a Trustee. In addition, the Lead Independent Trustee received an annual retainer of $60,000, the Audit Committee Chair received an annual retainer of $60,000 and the Audit Committee Vice-Chair received an annual retainer of $20,000.

From January 1, 2025 through June 30, 2025, the Independent Trustees each received a quarterly retainer of $25,000 plus $5,000 for each meeting attended. The Independent Trustees also received reimbursement for travel and other out-of-pocket expenses incurred in connection with serving as a Trustee. In addition, the Lead Independent Trustee received an annual retainer of $35,000 and the Audit Committee Chair received an annual retainer of $30,000.

Prior to January 1, 2025, the Independent Trustees each received $25,000 for each regular quarterly meeting attended and $2,500 for each special meeting attended, as well as reimbursement for travel and other out-of-pocket expenses incurred in connection with serving as a Trustee. In addition, the Lead Independent Trustee received an annual retainer of $25,000 and the Audit Committee Chair received an annual retainer of $20,000.

The following table shows the compensation earned by each Trustee for the Fund’s fiscal period ended October 31, 2025. Independent Trustee fees are an obligation of the Trust and are paid by the Adviser, as are other Trust expenses. The Trust pays the Adviser a unitary fee which the Adviser uses to pay Trust expenses. Trustee compensation shown below does not include reimbursed out-of-pocket expenses in connection with attendance at meetings.

Name	Aggregate Compensation From the Fund	Total Compensation From Fund Complex Paid to Trustees
Interested Trustees
Eric W. Falkeis	$0	$0
Domenick Pugliese*	$0	$0
Independent Trustees
Javier Marquina	$0	$162,500
Michelle McDonough	$0	$228,000
David Norris	$0	$207,000

 * Mr. Pugliese’s appointment as Trustee occurred after the close of the Fund’s fiscal year ended October 31, 2025.

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PRINCIPAL SHAREHOLDERS, CONTROL PERSONS AND MANAGEMENT OWNERSHIP

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding Shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund.

As of February 3, 2026, to the best of the Trust’s knowledge, the following shareholders were considered to be principal shareholders of the Fund:

Name and Address	% of Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	21.71%	Record
National Financial Services LLC 245 Summer Street Boston, MA 02210	21.09%	Record
Citibank N.A. 388 Greenwich Street Tower Building New York, NY 10013	13.55%	Record
Robinhood Securities, Inc. 500 Colonial Center Parkway, Suite 100 Lake Mary, FL 32746	11.93%	Record
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Customers 1 New York Plz, Fl 12 New York, NY 10004-1932	7.07%	Record

As of January 30, 2026, to the best of the Trust’s knowledge, no person was a control person of the Fund and the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Fund.

CODES OF ETHICS

The Trust and the Adviser have both adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust and the Adviser from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to the codes of ethics). Both code of ethics permits personnel subject to that code of ethics to invest in securities for their personal investment accounts, subject to certain limitations, including limitations related to securities that may be purchased or held by the Fund. The Distributor (as defined below) relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust and the Adviser and no officer, director, or general partner of the Distributor serves as an officer, director, or general partner of the Trust or the Adviser.

There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be found at the SEC’s website at https://www.sec.gov.

PROXY VOTING POLICIES

The Board has delegated proxy voting responsibilities to the Adviser, subject to the Board’s oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with the Fund’s and its shareholders’ best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser has adopted proxy voting policies and guidelines for this purpose (“Proxy Voting Policies”), which have been adopted by the Trust as the policies and procedures that will be used when voting proxies on behalf of the Fund.

In the absence of a conflict of interest, the Adviser will generally vote “for” routine proposals, such as the election of directors, approval of auditors, and amendments or revisions to corporate documents to eliminate outdated or unnecessary provisions. Unusual or disputed proposals will be reviewed and voted on a case-by-case basis. The Proxy Voting Policies address, among other things, material conflicts of interest that may arise between the interests of the Fund and the interests of the Adviser. The Proxy Voting Policies will ensure that all issues brought to shareholders are analyzed in light of the Adviser’s fiduciary responsibilities.

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The Trust’s Chief Compliance Officer is responsible for monitoring the effectiveness of the Proxy Voting Policies.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling (866) 864-3968, (2) on the Fund’s website at www. yieldmaxetfs.com, or (3) on the SEC’s website at www.sec.gov.

INVESTMENT ADVISER

Tidal Investments LLC, 234 West Florida Street, Suite 700, Milwaukee, Wisconsin 53204, serves as investment adviser to the Fund and has overall responsibility for the general management and administration of the Fund.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and oversight of the Board. The Adviser is responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions. Under the Advisory Agreement, the Adviser is also responsible for arranging transfer agency, custody, fund administration and accounting, and other related services necessary for the Fund to operate. The Adviser administers the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping, and administrative services. Under the Advisory Agreement, in exchange for a single unitary management fee from the Fund, the Adviser has agreed to pay all expenses incurred by the Fund except for the Excluded Expenses, as defined in the Prospectus. For services provided to the Fund, the Fund pays the Adviser a unitary management fee, which is calculated daily and paid monthly, at an annual rate of 0.99% based on the Fund’s average daily net assets.

The Advisory Agreement with respect to the Fund will continue in force for an initial period of two years. Thereafter, the Advisory Agreement will be renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom) at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Adviser or the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding Shares. The Advisory Agreement automatically terminates on assignment and is terminable on a 60-day written notice either by the Trust or the Adviser.

The Adviser shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding, or sale of any security.

The table below shows management fees paid by the Fund to the Adviser for the fiscal year/period indicated.

Management Fee
Fiscal year ended October 31, 2025	$32,010,413
February 21, 2024 (commencement of operations) to October 31, 2024	$2,012,519

PORTFOLIO MANAGERS

The Fund is managed by Jay Pestrichelli, Scott Snyder, and Matt Brandt, each a Portfolio Manager for the Adviser.

Other Accounts. In addition to the Fund, the portfolio managers managed the following other accounts as of October 31, 2025.

Jay Pestrichelli Portfolio Manager for the Adviser

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance- Based Fee	Total Assets of Accounts Subject to a Performance- Based Fee (in millions)
Registered Investment Companies	72	$14,777	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

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Scott Snyder, Portfolio Manager for the Adviser

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance- Based Fee	Total Assets of Accounts Subject to a Performance- Based Fee (in millions)
Registered Investment Companies	17	$431	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Matt Brandt, Portfolio Manager for the Adviser

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance- Based Fee	Total Assets of Accounts Subject to a Performance- Based Fee (in millions)
Registered Investment Companies	6	$169	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Portfolio Manager Fund Ownership. The Fund is required to show the dollar range of each portfolio manager’s “beneficial ownership” of Shares as of the end of the most recently completed fiscal year. The dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. As of October 31, 2025, Mr. Snyder beneficially owned Shares of the Fund in the range of $10,001-$50,000, and no other portfolio manager owned Shares of the Fund. As of December 31, 2025, Mr. Snyder beneficially owned Shares of the Fund in the range of $10,001-$50,000, Mr. Pestrichelli beneficially owned Shares of the Fund in the range of $1-$10,000, and no other portfolio manager owned Shares of the Fund.

Portfolio Manager Compensation.

Each portfolio manager is compensated by the Adviser with a base salary and discretionary bonus based on the financial performance and profitability of the Adviser and not based on the performance of the Fund. To the extent a portfolio manager is an equity owner of the Adviser, such portfolio manager may benefit indirectly from the revenue generated by the Fund’s Advisory Agreement with the Adviser.

Description of Material Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have similar investment objectives or strategies as the Fund. A potential conflict of interest may arise as a result, whereby a portfolio manager could favor one account over another. Another potential conflict could include a portfolio manager’s knowledge about the size, timing, and possible market impact of trades by the Fund, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of any Fund. For instance, the portfolio managers may receive fees from certain accounts that are higher than the fees received from the Fund, or receive a performance-based fee on certain accounts. In those instances, a portfolio manager has an incentive to favor the higher and/or performance-based fee accounts over the Fund. To mitigate these conflicts, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts the firm manages are fairly and equitably allocated.

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THE DISTRIBUTOR

The Trust and Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group (dba ACA Group) (the “Distributor”), are parties to a distribution agreement (“Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Fund and distributes Shares on a best efforts basis. Shares are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute Shares in amounts less than a Creation Unit and does not maintain a secondary market in Shares. The principal business address of the Distributor is 190 Middle Street, Suite 301, Portland, Maine 04101.

Under the Distribution Agreement, the Distributor, as agent for the Trust, will review orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor is a broker-dealer registered under the 1934 Act and a member of FINRA.

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or DTC participants (as defined below).

The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (1) by the vote of the Trustees or by a vote of the shareholders of the Fund and (2) by the vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom) at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting Shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.

For the fiscal year ended October 31, 2025, the Fund did not incur underwriting commissions and the Distributor did not receive any amounts.

Intermediary Compensation. The Adviser or its affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to the Fund or its shareholders), may pay certain broker dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing and educational training or support. These arrangements are not financed by the Fund and, thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Fund’s Prospectus and they do not change the price paid by investors for the purchase of Shares or the amount received by a shareholder as proceeds from the redemption of Shares.

Such compensation may be paid to Intermediaries that provide services to the Fund, including marketing and education support (such as through conferences, webinars and printed communications). The Adviser will periodically assess the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend the Fund over other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professional if they receive similar payments from their Intermediary firm.

Intermediary information is current only as of the date of this SAI. Please contact your adviser, broker or other investment professional for more information regarding any payments their Intermediary firm may receive. Any payments made by the Adviser or its affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy Shares.

If you have any additional questions, please call (866) 864-3968.

Distribution (Rule 12b-1) Plan. The Trust has adopted a Distribution (Rule 12b-1) Plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. No payments pursuant to the Plan are expected to be made during the twelve (12) month period from the date of this SAI. Rule 12b-1 fees to be paid by the Fund under the Plan may only be imposed after approval by the Board.

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Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Independent Trustees”). None of the Independent Trustees have a direct or indirect financial interest in the Plan or any agreements related to the Plan. The Plan may be continued from year-to-year only if the Board, including a majority of the Independent Trustees, concludes at least annually that continuation of the Plan is likely to benefit shareholders. The Board has determined that the Plan is likely to benefit the Fund by providing an incentive for brokers, dealers, and other financial intermediaries to engage in sales and marketing efforts on behalf of the Fund and to provide enhanced services to shareholders. The Board also determined that the Plan may enhance the Fund’s ability to sell shares and access important distribution channels.

The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding Shares. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Independent Trustees.

The Plan provides that the Fund pays the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, and insurance companies including, without limit, investment counselors, broker-dealers, and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with FINRA rules concerning sales charges.

Under the Plan, subject to the limitations of applicable law and regulations, the Fund is authorized to compensate the Distributor up to the maximum amount to finance any activity primarily intended to result in the sale of Creation Units of the Fund or for providing, or arranging for others to provide, shareholder services and for the maintenance of shareholder accounts. Such activities may include, but are not limited to: (1) delivering copies of the Fund’s then current reports, prospectuses, notices, and similar materials, to prospective purchasers of Creation Units; (2) marketing and promotional services, including advertising; (3) paying the costs of and compensating others, including Authorized Participants with whom the Distributor has entered into written Authorized Participant Agreements, for performing shareholder servicing on behalf of the Fund; (4) compensating certain Authorized Participants for providing assistance in distributing the Creation Units of the Fund, including the travel and communication expenses and salaries and/or commissions of sales personnel in connection with the distribution of the Creation Units of the Fund; (5) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, and investment counselors, broker-dealers, mutual fund supermarkets, and the affiliates and subsidiaries of the Trust’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance; (6) facilitating communications with beneficial owners of Shares, including the cost of providing, or paying others to provide, services to beneficial owners of Shares, including, but not limited to, assistance in answering inquiries related to Shareholder accounts; and (7) such other services and obligations as are set forth in the Distribution Agreement.

ADMINISTRATOR

Tidal ETF Services LLC (the “Administrator”), a Tidal Financial Group company and an affiliate of the Adviser, serves as the Fund’s administrator. The Administrator is located at 234 West Florida Street, Suite 700, Milwaukee, Wisconsin 53204. Pursuant to the Fund Administration Servicing Agreement between the Trust and the Administrator, the Administrator provides the Trust with, or arranges for, administrative, compliance, and management services (other than investment advisory services) to be provided to the Trust and the Board. Pursuant to the Fund Administration Servicing Agreement, officers or employees of the Administrator serve as the Trust’s principal executive officer, principal financial officer, and chief compliance officer, the Administrator coordinates the payment of Fund-related expenses, and the Administrator manages the Trust’s relationships with its various service providers. As compensation for the services it provides, the Administrator receives a fee based on the Fund’s average daily net assets, subject to a minimum annual fee. The Administrator also is entitled to certain out-of-pocket expenses for the services mentioned above.

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The table below shows fees paid for administration services to the Administrator by the Adviser with respect to the Fund for the fiscal year/period indicated.

Fees Paid to the Administrator
Fiscal year ended October 31, 2025	$1,181,681
February 21, 2024 (commencement of operations) to October 31, 2024	$95,597

SUB-ADMINISTRATOR AND TRANSFER AGENT

Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s sub-administrator and transfer agent.

Pursuant to a Fund Sub-Administration Servicing Agreement and a Fund Accounting Servicing Agreement between the Trust and Global Fund Services, Global Fund Services provides the Trust with administrative and management services (other than investment advisory services) and accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports. In this capacity, Global Fund Services does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Shares. As compensation for the administration, accounting and management services, the Adviser pays Global Fund Services a fee based on the Fund’s average daily net assets, subject to a minimum annual fee. Global Fund Services also is entitled to certain out-of-pocket expenses for the services mentioned above, including pricing expenses.

The table below shows fees paid for sub-administration services to Global Fund Services by the Adviser with respect to the Fund for the fiscal year/period indicated.

Fees Paid to the Sub-Administrator
Fiscal year ended October 31, 2025	$1,228,683
February 21, 2024 (commencement of operations) to October 31, 2024	$78,776

CUSTODIAN

Pursuant to a Custody Agreement, U.S. Bank National Association (“U.S. Bank”), 1555 North Rivercenter Drive, Milwaukee, Wisconsin 53212, serves as the custodian (the “Custodian”) of the Fund’s assets. U.S. Bank is the parent company of Global Fund Services. The Custodian holds and administers the assets in the Fund’s portfolio. Pursuant to the Custody Agreement, the Custodian receives an annual fee from the Adviser based on the Trust’s total average daily net assets, subject to a minimum annual fee, and certain settlement charges. The Custodian also is entitled to certain out-of-pocket expenses.

LEGAL COUNSEL

Sullivan & Worcester LLP, 1251 Avenue of Americas, 19th Floor, New York, NY 10020, serves as legal counsel for the Trust and the Independent Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd., 1835 Market Street, Suite 310, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Fund. Its services include auditing the Fund’s financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Board has adopted a policy regarding the disclosure of information about the Fund’s security holdings. The Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business and through financial reporting and news services including publicly available internet web sites. In addition, the composition of the Deposit Securities is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”).

DESCRIPTION OF SHARES

The Third Amended and Restated Declaration of Trust (“Declaration of Trust”) authorizes the issuance of an unlimited number of funds and shares. Each share represents an equal proportionate interest in the Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing Shares will not be issued. Shares, when issued, are fully paid and non-assessable.

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Each Share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds in the Trust vote together as a single class, except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. The Trust will call for a meeting of shareholders to consider the removal of one or more Trustees and other certain matters upon the written request of shareholders holding at least a majority of the outstanding shares of the Trust entitled to vote at such meeting. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

LIMITATION OF TRUSTEES’ LIABILITY

The Third Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee or officer of the Trust, and upon the due approval of the Trustees, each person who is, or has been an employee or agent of the Trust, and, upon due approval of the Trustees, any person who is serving or has served at the Trust’s request as a director, officer, partner, trustee, employee, agent, or fiduciary of another organization with respect to any alleged acts or omissions while acting within the scope of a Trustee’s service in such a position. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for a Trustee’s willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for the Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

The Adviser owes fiduciary duties to its clients to seek to provide best execution on trades effected. In selecting a broker/ dealer for each specific transaction, the Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution. “Best execution” is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/ dealers. The Adviser will also use electronic crossing networks (“ECNs”) when appropriate.

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Subject to the foregoing policies, brokers or dealers selected to execute the Fund’s portfolio transactions may include the Fund’s Authorized Participants (as discussed in “Purchase and Redemption of Shares in Creation Units — Procedures for Purchase of Creation Units” below) or their affiliates. An Authorized Participant or its affiliates may be selected to execute the Fund’s portfolio transactions in conjunction with an all-cash Creation Unit order or an order including “cash-in-lieu” (as described below under “Purchase and Redemption of Shares in Creation Units”), so long as such selection is in keeping with the foregoing policies. As described below under “Purchase and Redemption of Shares in Creation Units — Creation Transaction Fee” and “ — Redemption Transaction Fee”, the Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to execute the Fund’s portfolio transactions in connection with such orders.

The Adviser may use the Fund’s assets for, or participate in, third-party soft dollar arrangements, in addition to receiving proprietary research from various full-service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Adviser does not “pay up” for the value of any such proprietary research. Section 28(e) of the 1934 Act permits the Adviser under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. The Adviser may receive a variety of research services and information on many topics, which it can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. The research services may include qualifying order management systems, portfolio attribution and monitoring services, and computer software and access charges which are directly related to investment research.

Accordingly, the Fund may pay a broker commission higher than the lowest available in recognition of the broker’s provision of such services to the Adviser but only if the Adviser determines the total commission (including the soft dollar benefit) is comparable to the best commission rate that could be expected to be received from other brokers. The amount of soft dollar benefits received depends on the amount of brokerage transactions effected with the brokers. A conflict of interest exists because there is an incentive to (1) cause clients to pay a higher commission than the firm might otherwise be able to negotiate, (2) cause clients to engage in more securities transactions than would otherwise be optimal, and (3) only recommend brokers that provide soft dollar benefits.

The Adviser faces a potential conflict of interest when it uses client trades to obtain brokerage or research services. This conflict exists because the Adviser can use the brokerage or research services to manage client accounts without paying cash for such services, which reduces the Adviser’s expenses to the extent that the Adviser would have purchased such products had they not been provided by brokers. Section 28(e) permits the Adviser to use brokerage or research services for the benefit of any account it manages. Certain accounts managed by the Adviser may generate soft dollars used to purchase brokerage or research services that ultimately benefit other accounts managed by the Adviser effectively cross subsidizing the other accounts managed by the Adviser that benefit directly from the product. The Adviser may not necessarily use all of the brokerage or research services in connection with managing the Fund whose trades generated the soft dollars used to purchase such products.

The Adviser is responsible, subject to oversight by the Board, for placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Fund and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among them in a manner deemed equitable and consistent with relevant fiduciary obligations. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.

The Fund may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.

The table below shows brokerage commissions paid by the Fund for the fiscal periods/years indicated.

Brokerage Commissions Paid
Fiscal year ended October 31, 2025	$6,727,234
For February 21, 2024 (commencement of operations) to October 31, 2024	$722,950

The Fund commenced operations in 2024, and its brokerage commissions were higher during the 2025 fiscal year since its initial fiscal period was not a full twelve-month period.  In addition, the Fund saw an increase in assets in 2025 resulting in increased transactions.

Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund or the Adviser for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

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For the fiscal year ended October 31, 2025, the Fund did not pay brokerage commissions to any registered broker-dealer affiliates of the Fund or the Adviser.

Directed Brokerage. For the fiscal year ended October 31, 2025, the Fund did not pay brokerage commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provided research or other brokerage services to the Adviser.

Securities of “Regular Broker-Dealers.” The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) that it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Fund are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Fund; or (iii) sold the largest dollar amounts of Shares.

For the fiscal year ended October 31, 2025, the Fund did not acquire any securities of its “regular brokers or dealers” or their parent companies.

PORTFOLIO TURNOVER RATE

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of the Fund’s purchases or sales of securities (excluding short-term securities and securities transferred in-kind) by the average market value of the Fund. A rate of 100% indicates that the equivalent of all of the Fund’s assets have been sold and reinvested in a year. High portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. Higher portfolio turnover also results in higher transaction costs. To the extent that net short-term capital gains are realized by the Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

The table below shows the portfolio turnover rate with respect to the Fund for the fiscal year/period indicated.

Portfolio Turnover
Fiscal year ended October 31, 2025	0%
February 21, 2024 (commencement of operations) to October 31, 2024	0%

BOOK ENTRY ONLY SYSTEM

The Depository Trust Company (“DTC”) acts as securities depositary for Shares. Shares are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for Shares.

DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

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Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to in this SAI as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The Trust recognizes DTC or its nominee as the record owner of all Shares for all purposes. Beneficial Owners of Shares are not entitled to have Shares registered in their names, and will not receive or be entitled to physical delivery of Share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of Shares held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall act either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS

The Trust issues and redeems Shares only in Creation Units on a continuous basis through the Transfer Agent, without a sales load (but subject to transaction fees, if applicable), at their NAV per share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). The NAV of Shares is calculated each Business Day as of the scheduled close of regular trading on the NYSE, generally 4:00 p.m., Eastern Time. The Fund will not issue fractional Creation Units. A “Business Day” is any day on which the NYSE is open for regular trading.

Fund Deposit. The consideration for purchase of a Creation Unit of the Fund generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit and the Cash Component (defined below), computed as described below. Notwithstanding the foregoing, the Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

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Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of Shares (per Creation Unit) and the value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

The Fund, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of Shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of Shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for the Fund may change from time to time.

Procedures for Purchase of Creation Units. To be eligible to place orders with the Transfer Agent to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party” (i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”)), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes.

All orders to purchase Shares directly from the Fund must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The order cut-off time for orders to purchase Creation Units is expected to be 1:00 p.m. Eastern time for the Fund, which time may be modified by the Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from the Fund in Creation Units must be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. On behalf of the Fund, the Transfer Agent will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Transfer Agent by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an Authorized Participant.

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Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a sub-custody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the sub-custodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than 1:00 p.m. Eastern Time for the Fund (or such other time as specified by the Trust) on the contractual settlement date. If the Fund or its agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner to be received by the Custodian no later than the contractual settlement date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the contractual settlement date, the creation order may be cancelled. Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 1:00 p.m. Eastern Time for the Fund, with the Custodian on the contractual settlement date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 1:00 p.m. Eastern Time for the Fund on the contractual settlement date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

Issuance of a Creation Unit. Except as provided in this SAI, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the required Deposit Securities (or the cash value thereof) have been delivered to the account of the Custodian (or sub-custodian, as applicable), the Transfer Agent and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The typical settlement date for each transaction will be within one day of the transaction (commonly referred to as “T+1”), unless the Fund and Authorized Participant agree to a different timeline for settlement or the transaction is exempt from the requirements of Rule 15c6-1 under the 1934 Act. Due to the schedule of holidays in certain countries, however, the delivery of Shares may take longer than one Business Day following the day on which the purchase order is received. In such cases, the local market settlement procedures will not commence until the end of local holiday periods. The Authorized Participant shall be liable to the Funds for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by 1:00 p.m. Eastern Time for the Fund (or such other time as specified by the Trust) on the contractual settlement date. If the Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Transfer Agent plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below under “Creation Transaction Fee,” may be charged. The delivery of Creation Units so created generally will occur no later than the contractual settlement date.

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Acceptance of Orders of Creation Units. The Trust reserves the right to reject an order for Creation Units transmitted to it by the Transfer Agent with respect to the Fund including if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Authorized Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining Shares ordered, would own 80% or more of the currently outstanding Shares; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (f) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of Shares of each security in the Deposit Securities and the validity form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Notwithstanding the Trust’s ability to reject an order for creation units, the Trust will only do so in a manner consistent with any current or future SEC rulemaking or guidance relating thereto; provided that, no such suspension of the issuance of creation units will be done in a manner that impairs the arbitrage mechanism for investors.

Creation Transaction Fee. A fixed purchase (i.e., creation) transaction fee, payable to the Custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard fixed creation transaction fee for the Fund, regardless of the number of Creation Units created in the transaction, can be found in the table below. The Fund may adjust the standard fixed creation transaction fee from time to time. The fixed creation fee may be waived on certain orders if the Custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the Fund, of up to the maximum percentage listed in the table below of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with buying the securities with cash. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders.

Fixed Creation Transaction Fee	Maximum Variable Transaction Fee
$300	2.00%

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities (defined below) from the Trust to their account or on their order.

Risks of Purchasing Creation Units. There are certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Fund, breaks them down into the constituent Shares, and sells those Shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.

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Redemption. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF THE FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the list of the names and Share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Fund Securities—as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee, as applicable, as set forth below. If the Fund Securities have a value greater than the NAV of Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

The typical settlement date for each redemption transaction will be within one day of the transaction (or T+1), unless the Fund and Authorized Participant agree to a different timeline for settlement or the transaction is exempt from the requirements of Rule 15c6-1 under the 1934 Act. Due to the schedule of holidays in certain countries, however, the receipt of redemption proceeds may take longer than one Business Day following the day on which the purchase order is received. In such cases, the local market settlement procedures will not commence until the end of local holiday periods.

Redemption Transaction Fee. A fixed redemption transaction fee, payable to the Custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard fixed redemption transaction fee for the Fund, regardless of the number of Creation Units redeemed in the transaction, can be found in the table below. The Fund may adjust the redemption transaction fee from time to time. The fixed redemption fee may be waived on certain orders if the Custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the Fund, of up to the maximum percentage listed in the table below of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with selling portfolio securities to satisfy a cash redemption. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders.

Fixed Redemption Transaction Fee	Maximum Variable Transaction Fee
$300	2.00%

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.

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Procedures for Redemption of Creation Units. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to 1:00 p.m. Eastern time. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

Additional Redemption Procedures. In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such Shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank, or other custody providers in each jurisdiction in which any of Fund Securities are customarily traded, to which account the Fund Securities will be delivered. Deliveries of redemption proceeds will generally be made by the next Business Day following the trade date, as discussed above.

The Trust may in its discretion exercise its option to cause the Fund to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee, if applicable, and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status to receive Fund Securities.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

DETERMINATION OF NET ASSET VALUE

NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets, less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for the purpose of determining NAV. The NAV of the Fund is calculated by Global Fund Services and determined at the scheduled close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern Time) on each day that the NYSE is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.

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In calculating the Fund’s NAV per Share, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. The Fund may use various pricing services, or discontinue the use of any pricing service, as approved by the Adviser from time to time. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources. For assets traded on an exchange, the Fund may value investments using market valuations. A market valuation generally means a valuation (1) obtained from an exchange, a pricing service, or a major market maker (or dealer), (2) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (3) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share.

When market prices are not “readily available” or are deemed to be unreliable, consistent with Rule 2a-5 under the 1940 Act, the Trust and the Adviser have adopted procedures and methodologies wherein the Adviser, serving as the Fund’s Valuation Designee (as defined in Rule 2a-5), determines the fair value of Fund investments.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions, and Taxes.”

General Policies. The Fund intends to pay out dividends and interest income, if any, weekly, and distribute any net realized capital gains to its shareholders at least annually.

The Fund will declare and pay income and capital gain distributions, if any, in cash. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended, (the “Code”), in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

The Fund makes additional distributions to the extent necessary (1) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (2) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the Fund’s eligibility for treatment as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income at the Fund level.

Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Fund issued by the Trust of the Fund at NAV per Share. Distributions reinvested in additional Shares will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

FEDERAL INCOME TAXES

The following is only a summary of certain U.S. federal income tax considerations generally affecting the Fund and its shareholders that supplements the discussion in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

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The tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) made significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years before January 1, 2026. There were only minor changes with respect to the specific rules applicable to RICs, such as the Fund. The Tax Act, however, also made numerous other changes to the tax rules that may affect shareholders and the Fund. Subsequent legislation has modified certain changes to the U.S. federal income tax rules made by the Tax Act which may, in addition, affect shareholders and the Fund. You are urged to consult with your own tax advisor regarding how this legislation affects your investment in the Fund.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, local, or foreign taxes.

Taxation of the Fund. The Fund will elect and intends to qualify each year to be treated as a RIC under the Code. As such, the Fund should not be subject to federal income taxes on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. Generally, to be taxed as a RIC, the Fund must distribute in each taxable year at least 90% of its net investment income for the taxable year, which includes, among other items, dividends, interest, net short-term capital gain and net foreign currency gain, less expenses, as well as 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or foreign currencies, and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of the Fund’s taxable year, the Fund’s assets must be diversified so that (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).

For purposes of the Diversification Requirement, exchange-traded options on a single security are, and listed over the counter options on a single security very likely are, treated as issued by the issuer of the underlying security, and not by the exchange or clearing house which legally issues the option. Thus, such options on a single security are treated as issued by a single issuer. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of options it holds on MSTR is never 25% of the total value of Fund assets at the close of any quarter. There is no assurance that the Fund will be able to satisfy the Diversification Requirement. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the Diversification Test.

To the extent the Fund makes investments that may generate income that is not qualifying income, including certain derivatives, the Fund will seek to restrict the resulting income from such investments so that the Fund’s non-qualifying income does not exceed 10% of its gross income.

Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. The Fund is treated as a separate corporation for federal income tax purposes. The Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. The requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

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If the Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where the Fund corrects the failure within a specified period of time. To be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, the Fund may be required to dispose of certain assets. If these relief provisions were not available to the Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable to the shareholders of the Fund as ordinary income dividends, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by noncorporate shareholders, subject to certain limitations. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If the Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a fund-level tax on certain net built in gains recognized with respect to certain of its assets upon disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If the Fund determines that it will not qualify as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year, subject to special rules in the event the Fund makes an election under Section 4982(e)(4) of the Code, (commonly referred to as “post-October losses”), and certain other late-year losses.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to its shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

As of the fiscal year ended October 31, 2025, the Fund has not elected to defer late-year losses. As of the fiscal year end October 31, 2025, the Fund had $481,442,572 in short-term capital loss carryovers, which do not expire.

The Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for either the one-year period ending on October 31 of that year, or, if the Fund makes an election under Section 4982(e)(4) of the Code, the Fund’s fiscal year, subject to an increase for any shortfall in the prior year’s distribution. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of the excise tax, but can make no assurances that all such tax liability will be eliminated.

The Fund intends to distribute substantially all of its net investment income and net capital gain to shareholders for each taxable year. If the Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax at regular corporate rates to the extent any such income or gains are not distributed. The Fund may elect to designate certain amounts retained as undistributed net capital gain as deemed distributions in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their tax liabilities, and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

Taxation of Shareholders – Distributions. The Fund intends to distribute to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net long-term capital gains in excess of net short-term capital losses, taking into account any capital loss carryforwards). The distribution of investment company taxable income (as so computed) and net capital gain will be taxable to Fund shareholders regardless of whether the shareholders receive these distributions in cash or reinvest them in additional Shares.

The Fund (or your broker) will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends received deduction for corporate shareholders, and the portion of dividends which may qualify for treatment as qualified dividend income, which is taxable to non-corporate shareholders at long-term capital gain rates.

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Distributions from the Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Distributions may be subject to state and local taxes.

Qualified dividend income includes, in general, subject to certain holding period and other requirements, dividend income from taxable domestic corporations and certain “qualified foreign corporations.” Subject to certain limitations, “qualified foreign corporations” include those incorporated in territories of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by the Fund from an ETF or an underlying fund taxable as a RIC or a REIT may be treated as qualified dividend income generally only to the extent so reported by such ETF, underlying fund or REIT. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

Fund dividends will not be treated as qualified dividend income if the Fund does not meet certain holding period and other requirements with respect to dividend paying stocks in its portfolio, or the shareholder does not meet certain holding period and other requirements with respect to the Shares on which the dividends were paid. Distributions by the Fund of its net short-term capital gains will be taxable to shareholders as ordinary income.

In the case of corporate shareholders, certain dividends received by the Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the 50% dividends-received deduction. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend to be eligible. Capital gain dividends distributed to the Fund from other RICs are not eligible for the dividends-received deduction. To qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Shares, and, if they borrow to acquire or otherwise incur debt attributable to Shares, they may be denied a portion of the dividends-received deduction with respect to those Shares.

Given the investment strategy of the Fund, it is unlikely that the Fund will have any income which is qualified dividend income or which qualifies for the corporate dividends received deduction.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Net Investment Income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

Shareholders who have not held Shares for a full year should be aware that the Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the applicable shareholder’s period of investment in the Fund. A taxable shareholder may wish to avoid investing in the Fund shortly before a dividend or other distribution, because the distribution will generally be taxable to the shareholder even though it may economically represent a return of a portion of the shareholder’s investment.

To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

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If the Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made for a taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher capital gain or lower capital loss when the Shares on which the distribution was received are sold. After a shareholder’s basis in the Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.

Taxation of Shareholders – Sale of Shares. A sale or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if Shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Shares will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term capital loss, rather than short-term capital loss, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such Shares (including any amounts credited to the shareholder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of Shares may be disallowed if substantially identical Shares are acquired (through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly acquired Shares will be adjusted to reflect the disallowed loss.

The cost basis of Shares acquired by purchase will generally be based on the amount paid for Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The Internal Revenue Service (“IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot currently be deducted under the rules governing “wash sales” (for a person, who does not mark-to-market its portfolio) or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Shares composing the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gains or losses. Any loss upon a redemption of Creation Units held for six months or less may be treated as long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Trust, on behalf of the Fund, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares and if, pursuant to Section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Trust also has the right to require the provision of information necessary to determine beneficial Share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss may be deductible.

Taxation of Fund Investments. Certain of the Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the Fund’s ability to qualify as a RIC, affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without the Fund receiving cash with which to make distributions in amounts sufficient to enable the Fund to satisfy the RIC distribution requirements for avoiding fund-level income and excise taxes. The Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records to mitigate the effect of these rules and preserve its qualification for treatment as a RIC. To the extent the Fund invests in an underlying fund that is taxable as a RIC, the rules applicable to the tax treatment of complex securities will also apply to the underlying funds that also invest in such complex securities and investments. In addition, because the tax rules applicable to such instruments may be uncertain under current law, an adverse determination or future IRS guidance with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a RIC and avoid the Fund-level tax.

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Backup Withholding. The Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that it is not subject to “backup withholding;” or (4) fails to provide a certified statement that it is a U.S. person (including a U.S. resident alien). The backup withholding rate is at a rate set under Section 3406 of the Code. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. federal income tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the United States.

Non-U.S. Shareholders. Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to a U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of Shares generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year (based on a formula that factors in presence in the U.S. during the two preceding years as well). Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold a generally nonrefundable 30% tax on distributions of net investment income paid to (a) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its account holders, among other items (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement between the United States and the foreign financial institution’s country of residence), and (b) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items. This FATCA withholding tax could also affect the Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

For foreign shareholders to qualify for an exemption from backup withholding, described above, the foreign shareholder must comply with special certification and filing requirements. Foreign shareholders in the Fund should consult their tax advisors in this regard.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation, except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are generally not permitted to offset losses from one unrelated trade or business against the income or gain of another unrelated trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders with respect to their shares of Fund income. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in the Fund if, for example, Shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisers. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisers regarding these issues.

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Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of the Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Issues. In those states which have income tax laws, the tax treatment of the Fund and shareholders with respect to distributions by the Fund may differ from federal tax treatment.

FINANCIAL STATEMENTS

The Fund’s audited financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the Fund’s Annual Certified Shareholder Report for  the fiscal period ended October 31, 2025 are incorporated herein by reference. You may request a copy of the Fund’s annual Certified Shareholder Report at no charge by calling (866) 864-3968 or through the Fund’s website at www.yieldmaxetfs.com.

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YieldMax® Short N100 Option Income Strategy ETF (YQQQ)

listed on The Nasdaq Stock Market, LLC

PROSPECTUS

February 27, 2026

The U.S. Securities and Exchange Commission (the “SEC”) has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

YieldMax® Short N100 Option Income Strategy ETF - FUND SUMMARY

Investment Objective

The Fund’s primary investment objective is to seek current income. The Fund’s secondary investment objective is to seek inverse (opposite) exposure to the performance of the Nasdaq 100 Index (the “Index”), subject to a limit on potential investment gains.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and Service (12b-1) Fees	None
Other Expenses (includes interest and tax expense)	0.10%
Acquired Fund Fees and Expenses(2)	0.02%
Total Annual Fund Operating Expenses(2)	1.11%

(1)	The Fund’s investment adviser, Tidal Investments, LLC (the “Adviser”) will pay, or require a sub-adviser to pay, all of the Fund’s expenses, except for the following: advisory and sub-advisory fees, interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), litigation expenses, and other non-routine or extraordinary expenses.

(2)	Acquired Fund Fees and Expenses (“AFFE”) are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude AFFE.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$113	$353	$612	$1,352

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. During the most recent fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks current income while providing indirect inverse exposure to the performance of the Index (the “Index level”), which is generally subject to participation in a portion of potential investment gains. If the Index level significantly decreases, the Fund will not fully benefit from the inverse of those decreases. The Fund will employ its investment strategy as it relates to the Index regardless of whether there are periods of strong market, economic, or other conditions and will not take temporary defensive positions during such periods.

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As further described below, the Fund uses either a synthetic covered put strategy or synthetic covered put spread strategy to generate options premiums and provide indirect inverse exposure to the Index level, subject to participation in a portion of potential investment gains as a result of the nature of the options strategy it employs. That is, the Fund not only seeks to generate options premiums but also aims to derive additional gains when the Index level decreases. The Fund’s options contracts provide:

●	indirect inverse exposure to the Index level,
●	option premiums, and
●	participation in a portion of gains, if any, arising from decreases in the Index level.

For more information, see sections “The Fund’s Use of Option Contracts” and “Synthetic “Covered Put Strategy Overview” below.

The Fund’s investment adviser is Tidal Investments LLC (the “Adviser”).

Why invest in the Fund?

●	The Fund seeks to benefit when the Index level decreases. The Fund partially participates in gains from any decreases in the Index level.
●	The Fund seeks to generate weekly cash distributions, which is not dependent on the depreciation of the Index.
●	The Fund seeks to manage potential losses (i.e., cap losses if the Index level experiences significant gains) by purchasing out-of-the-money call options (further described below).

Although the Fund may not fully benefit from decreases in the Index level, the Fund’s portfolio is designed to generate options premiums.

An Investment in the Fund is not an investment in the Index. Further, an Investment in the Fund differs from “short selling” or “shorting” the Index.

●	The Fund partially participates in gains from any decreases in the Index level.
●	The Fund’s strategy is subject to potential losses if the Index increase in value, which may not be offset by options premiums received by the Fund or by the purchase of out-of-the-money call options (further described below).
●	The Fund does not invest directly in the Index (nor companies that comprise the Index).
●	The Fund does not directly short the Index (nor companies that comprise the Index).
●	Fund shareholders are not entitled to any dividends paid by any companies that comprise the Index.

While the Fund seeks to provide current income pursuant to its investment objective, a portion (sometimes significant) of the Fund’s distributions may be classified as return of capital (“ROC”) for financial or tax reporting purposes. Generally speaking, ROC refers to the portion of a distribution from an investment that represents a return of the original investment (principal) rather than income or profit. Accordingly, such distributions do not necessarily reflect the Fund’s income or yield. See the prospectus section titled “Additional Information About the Fund” for more information about option premiums and ROC.

Additional information regarding the Index is also set forth below.

The Fund’s Use of Option Contracts

As part of the Fund’s synthetic covered put strategy and synthetic covered put spread strategy, the Fund will purchase and sell a combination of standardized exchange-traded and FLexible EXchange® (“FLEX”) call and put option contracts that are based on the Index level. All options on the Index are cash settled. The Fund may use European FLEX options as well as options that are exercisable at any time (i.e. American style options contracts).

See the “Additional Information About the Fund” section for an overview of put and call option terminology.

Synthetic Covered Put Strategy Overview

In seeking to achieve its investment objective, the Fund may implement a “synthetic covered put” strategy using the standardized exchange-traded and FLEX options. The Fund uses a synthetic put strategy rather than a traditional one, utilizing Treasuries as collateral to potentially achieve higher returns than those of the Index.

●	A traditional covered put strategy is an investment strategy where an investor (the Fund) sells a put option on the investment (i.e., the Index) it is short.

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●	A synthetic covered put strategy is similar to a traditional covered put strategy in that the investor sells a put option that is based on the Index level. However, in a synthetic covered put strategy, the investor (the Fund) does not actually short the Index, but rather seeks to synthetically replicate a short position in the Index (i.e., it seeks inverse exposure to the movements of the Index level) through the use of various investment instruments.

The Fund’s synthetic covered put strategy consists of the following four elements, each of which is described in greater detail below:

●	Synthetic short exposure to the Index, which allows the Fund to seek to participate, on an inverse basis, in changes, up or down, to the Index level.
●	Covered put writing (where the Index put options are sold against the synthetic short portion of the strategy), which allows the Fund to generate options premiums.
●	U.S. Treasuries, which are used for collateral for the options, and which also generate income.
●	Out-of-the money (“OTM”) call options, which are purchased to seek to manage (cap) the Fund’s potential losses from the Fund’s short exposure to the Index if its level appreciates significantly.

However, this loss capping works only if the level of the Index reaches or exceeds the strike price of the OTM call options that were purchased. If the Index’s level increases but stays below the strike price of these options, the Fund will incur losses proportionate to such degree of increase.

Synthetic Covered Put Strategy

1.     Synthetic Short Exposure

To achieve a synthetic short exposure to the Index, the Fund will write (sell) Index call options and, simultaneously, go long (buy) Index put options to try to replicate inverse exposure to the movements of the Index level. The put options purchased by the Fund and the call options sold by the Fund will generally have three-month to six-month terms and strike levels that are approximately equal to the then-current Index level at the time the contracts are purchased and sold, respectively. The Fund uses the proceeds from selling call options to help pay for the purchased put options. The combination of the long put options and sold call options provides the Fund with investment exposure equal to approximately -100% of the changes to the Index level for the duration of the applicable options exposure (i.e., the synthetic short position is expected to gain value when the Index level decreases and to lose value when the Index level increases).

2.     Covered Put Strategies

Covered Put Writing Strategy. As part of its strategy, the Fund will write (sell) put option contracts on the Index to generate options premiums. The put options written (sold) by the Fund will generally have 1-month or less expiration dates (the “Put Period”) and a strike level that is approximately 0%-15% below then-current Index level at the time of such sales.

It is important to note that the sale of Index put option contracts will limit the Fund’s participation in decreases in the Index level. If the Index level decreases, the above-referenced synthetic short exposure alone would allow the Fund to experience similar percentage gains. However, if the Index level decreases beyond the strike level of one or more of the sold (short) put option contracts, the Fund will lose money on those short put positions, and the losses will, in turn, limit the gains of the Fund’s synthetic short exposure. As a result, the Fund’s overall strategy (i.e., the combination of the synthetic short exposure to the Index and the sold (short) Index put positions) will limit the Fund’s participation in decreases in the Index level beyond a certain point.

Covered Put Spread Strategy. The Adviser will employ the Covered Put Spread Strategy when it believes it is a better strategy for the Fund rather than the Covered Put Strategy. The Fund may write (sell) credit put spreads (described below) rather than stand-alone put option contracts to seek greater participation in the potential decline of the value of its Index, while still generating net options premiums. The Adviser will primarily employ this covered put spread strategy when it believes that the value of its Index is likely to decline significantly in the short term (e.g., following a substantial market rally or overall negative market news). Additionally, the Adviser may use this strategy in other scenarios (e.g., if the market is undervaluing further out-of-the-money options relative to near-the-money options), where it believes the use of credit put spreads may prove more advantageous to the Fund’s total return than the covered put strategy.

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3.     U.S. Treasuries

The Fund will hold short-term U.S. Treasury securities as collateral in connection with the Fund’s synthetic covered put strategy. The Fund may also invest in pooled vehicles (e.g., mutual funds and ETFs) that invest in U.S Treasuries.

4.     OTM Call Purchasing

The Fund purchases out-of-the-money (OTM) calls to seek to manage (cap) the Fund’s potential losses from the Fund’s short exposure to the Index level if such level appreciates significantly.

OTM call options are a type of options contract where the strike level is set higher than the current market level of the underlying asset, referred to here as the Index. When the Fund buys these OTM call options, it is essentially setting a fixed Index level. This level acts as a cap on the Fund’s potential losses that might arise from its indirect inverse exposure to the level of the Index, the Index. However, this loss capping works only if the level of the Index reaches or exceeds the strike price of the OTM call options that were purchased. If the Index’s level increases but stays below the strike price of these options, the Fund will incur losses proportionate to such degree of increase.

For example, if the OTM call options have a strike level that is approximately 70% above the then-current level of the Index at the time of the call purchase, and the level of the Index increases by 60% during the term of the purchased OTM call options, the Fund will lose approximately 60% of its value. If instead, the level of the Index increases by 80% during the term of the purchased OTM call options, the Fund’s losses will be capped at approximately 70%.

The Fund bears the costs of purchasing the OTM calls and such costs will decrease the Fund’s value and/or any income otherwise generated by the Fund’s investment strategy.

The Fund intends to maintain its synthetic covered put strategy through the use of options contracts. As the options contracts it holds are traded, exercised or expire, it may enter into new options contracts, a practice referred to as “rolling.” The Fund’s practice of rolling options may result in high portfolio turnover.

Fund’s Weekly Distributions

The Fund will seek to provide weekly distributions. The Fund will seek to generate such distributions in the following ways:

●	Writing (selling) put option contracts on the Index, as described above. The option premiums received will be primarily influenced by the volatility of the Index, although other factors, including interest rates, will also impact the level options premiums.

●	Investing in short-term U.S. Treasury securities. The income generated by such securities will be influenced by interest rates at the time of investment.

●	The Fund’s use of the covered put spread strategy may occasionally allow it to capture a substantial portion of any significant decrease in the value of the Index. When this happens, the Fund could receive profits exceeding the initial cost of the put option which was bought, and the Fund’s distributions may include some of those profits.

The Fund’s options premiums received will be partially offset (reduced) by the premiums paid for purchasing OTM call options, which are purchased to seek to manage (cap) the Fund’s potential losses from the Fund’s short exposure to the Index level if it appreciates significantly in value.

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Fund Portfolio

The Fund’s principal holdings are described below:

YieldMax® Short N100 Option Income Strategy ETF – Principal Holdings
Portfolio Holdings (All options are based on the Index level)	Investment Terms	Expected Target Maturity	Primary Purpose of Holding
Purchased put option contracts

“at-the-money” (i.e., the strike level is equal to then-current level of the Index at the time of purchase) to provide exposure to decreases in the Index level.

If the Index level decreases, these options will generate corresponding increases to the Fund.

		1-month to 6-month expiration dates	Combined with the sold call options, creates a synthetic short position on the Index.
Sold call option contracts

“at-the-money” (i.e., the strike level is equal to then-current level of the Index at the time of sale).

They are sold to help pay for the purchased put options described above.

However, the sold call option contracts provide exposure to the full extent of any increases experienced by the Index level.

		1-month to 6-month expiration dates	Combined with the purchased put options, creates a synthetic short position on the Index.
Sold (short) put option contracts (Covered Put Writing Strategy)

The strike level is approximately 0%-15% below then-current level of the Index at the time of sale.

They generate options premiums. However, they also limit some potential positive returns that the Fund may have otherwise experienced.

		1-month or less expiration dates	Generate options premiums, in return for capping the returns of the Fund’s synthetic short position.
Sold (short) put option contracts (Covered Put Spread Strategy)

The strike price is approximately 0%-15% below than the then-current value of the Index at the time of sale.

Sold put option contracts provide inverse exposure to the full extent of any declines in the value experienced by the Index, minus the premium received.

		1-month or less expiration dates	Combined with the purchased put option contract below, generates options premiums for the Fund, in return for limiting the returns of the Fund’s synthetic short position.
Purchased put option contracts (Covered Put Spread Strategy)

“out-of-the-money” (i.e., the strike price is below the strike price of the corresponding Covered Put Spread Strategy sold put).

Bought put option contracts provide exposure to the full extent of any declines in the value experienced by the Index below the option’s strike price.

		1-month or less expiration dates	Combined with the Sold (short) put option contracts above, generates options premiums, in return for limiting the returns of the Fund’s synthetic short position.

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YieldMax® Short N100 Option Income Strategy ETF – Principal Holdings
Portfolio Holdings (All options are based on the Index level)	Investment Terms	Expected Target Maturity	Primary Purpose of Holding
U.S Treasury Securities and Cash

Multiple series of U.S. Treasury Bills supported by the full faith and credit of the U.S. government.

These instruments are used as collateral for the Fund’s derivative investments.

They will also generate income.

		6-month to 2-year maturities	Collateral for the options positions and some additional income.
Purchased call option contracts (OTM Call Purchasing)

“out-of-the-money” (i.e., the strike level is above then-current level of the Index at the time of purchase).

They limit the Fund’s potential losses if the Index level experiences significant gains. They represent a cost (debit) that will partially offset (reduce) the net premium received from the sale of the put options.

		1-month to 6-month expiration dates	Limits the maximum loss of the Fund’s synthetic short position.

The market value of the cash and treasuries held by the Fund is expected to be between 50% and 100% of the Fund’s net assets and the market value of the options package is expected to be between 0% and 50% of the Fund’s net assets. The combination of these investment instruments provides indirect inverse investment exposure to the Index level equal to at least 95% of the Fund’s total assets.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in securities and financial instruments that provide inverse exposure to the performance of the Index.

The Fund is classified as “non-diversified” under the 1940 Act.

There is no guarantee that the Fund’s investment strategy will be properly implemented, and an investor may lose some or all of its investment.

None of the Fund, the Trust, the Adviser, or their respective affiliates makes any representation to you as to the performance of the Index.

THE FUND, TRUST AND ADVISER ARE NOT AFFILIATED WITH THE INDEX.

None of the Fund, the Trust, the Adviser, or their respective affiliates, claim any ownership interest in any trademarks owned by Nasdaq, Inc. All rights in the trademarks are reserved by their respective owners.

Index Overview: The Nasdaq 100 Index is a benchmark index that includes 100 of the largest non-financial companies listed on the Nasdaq Stock Market, based on market capitalization. This makes it a large-cap index, meaning its constituents have a high market value, often in the billions of dollars.

The index includes companies from various industries but is heavily weighted towards the technology sector. This reflects the Nasdaq’s historic strength as a listing venue for tech companies. Other sectors represented include consumer discretionary, health care, communication services, and industrials, among others.

In terms of volatility, like all stock indices, the Nasdaq 100 experiences daily value movements and can be significantly volatile at times. This is often driven by macroeconomic factors, market sentiment, and financial results or news from its large constituents. Historical periods of significant volatility include the dot-com bubble burst around 2000 and the global financial crisis of 2007-2008, among other events. However, the specific degree of volatility can vary and is subject to change based on market conditions.

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Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”) per share, trading price, yield, total return, and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund—Principal Risks of Investing in the Fund.”

An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.

Index Level Appreciation Risk. As part of the Fund’s synthetic covered put strategy, the Fund purchases and sells call and put option contracts that are based on the Index level. This strategy subjects the Fund to certain of the same risks as if it shorted the Index, even though it does not. By virtue of the Fund’s indirect inverse exposure to changes in the Index level, the Fund is subject to the risk that the Index level increases. If the Index level increases, the Fund will likely lose value and, as a result, the Fund may suffer significant losses. The Fund may also be subject to the following risks:

●	Innovation and Technological Advancement: The Index, with its substantial weighting in the technology sector, is strategically positioned to potentially benefit from continuous innovation and advancements in technology. This sector is known for its rapid growth and transformative impact on global economies. The companies within the Index are often at the forefront of technological breakthroughs, ranging from cloud computing and artificial intelligence to biotechnology and renewable energy. As these technologies evolve and become more integral to everyday life and business operations, the value of companies leading these changes may increase, potentially boosting the overall level of the Index and, as a result, the Fund may suffer significant losses.

●	Strong Market Presence of Constituent Companies: The companies listed in the Index are large in terms of market capitalization but also often hold dominant positions in their respective industries. Their size and market influence afford them significant competitive advantages, including brand recognition, customer loyalty, and substantial financial resources for innovation and market expansion. If these companies continue to strengthen their market positions and expand their global reach, such growth can positively influence the Index level and, as a result, the Fund may suffer significant losses.

●	Adaptability to Global Market Trends: The Index’s diverse composition, extending beyond technology into consumer services, healthcare, and other sectors, may position it well to capitalize on global market trends. These companies are often seen as adaptable and responsive to changing consumer preferences and global economic shifts. Their ability to pivot and innovate in response to market demands can drive growth and profitability, potentially leading to increases in the Index level and, as a result, the Fund may suffer significant losses.

●	Resilience and Recovery Potential: Historical performance during periods of market volatility suggests a resilience inherent in the Index. The Index’s focus on technology and innovation-driven companies has shown an ability to recover and even thrive post-economic downturns. This resilience is partly due to the forward-looking nature of these companies, which often invest heavily in future growth areas even during challenging times. As the global economy continues to evolve, the ability of these companies to adapt and grow could lead to a corresponding increase in the Index level and, as a result, the Fund may suffer significant losses.

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Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the Index and the Fund’s portfolio of derivatives, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, in particular, the value of the options contracts in which it invests is substantially influenced by the Index level. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. The options held by the Fund are exercisable at the strike level on their expiration date. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate as the underlying instrument. There may at times be an imperfect correlation between the movement in values options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, as the Fund intends to continuously maintain its synthetic covered put strategy through the use of options contracts, as the options contracts it holds are traded, exercised or expire, it will enter into new options contracts, a practice referred to as “rolling.” If the expiring options contracts do not generate proceeds enough to cover the cost of entering into new options contracts, the Fund may experience losses.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults, the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Index Level Participation Risk. The Fund employs an investment strategy that includes the sale of put option contracts, which limits the degree to which the Fund will benefit from decreases in the Index level experienced over the Put Period. This means that if the Index level experiences a decrease in value below the strike level of the sold put options during a Put Period, the Fund will likely not experience that increase to the same extent and any Fund gains may significantly differ from the level of the Index losses over the Put Period. Additionally, because the Fund is limited in the degree to which it will participate in decreases in value experienced by the Index level over each Put Period, but has significant negative exposure to any increases in value experienced by the Index level over the Put Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the inverse of the performance of the Index level. The Fund’s ability to benefit from the Index level decreases will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put option contracts and will vary from Put Period to Put Period. The value of the options contracts is affected by changes in the value and dividend rates of component companies that comprise the Index, changes in interest rates, changes in the actual or perceived volatility of the Index and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the Index level changes and time moves towards the expiration of each Put Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly inversely correlate on a day-to-day basis with the returns of the Index level. The amount of time remaining until the options contract’s expiration date affects the impact that the value of the options contracts have on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the Index level will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than the inverse of the changes experienced by the Index level.

Distribution Risk. The Fund seeks to provide weekly cash distributions. There is no assurance that the Fund will make a distribution in any given week. If the Fund does make distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

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NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Purchased OTM Call Options Risk. The Fund’s strategy is subject to potential losses if the Index level increases in value, which may not be offset by the purchase of out-of-the-money (OTM) call options. The Fund purchases out-of-the-money (OTM) calls to seek to manage (cap) the Fund’s potential losses from the Fund’s short exposure to the Index level if such level appreciates significantly. However, the OTM call options will cap the Fund’s losses only to the extent that the level of the Index increases to a level that is at or above the strike level of the purchased OTM call options. Any increase in the level of the Index to a level that is below the strike level of the purchased OTM call options will result in a corresponding loss for the Fund. For example, if the OTM call options have a strike level that is approximately 70% above the then-current level of the Index at the time of the call purchase, and the level of the Index increases by 60% during the term of the purchased OTM call options, the Fund will lose approximately 60% of its value. If instead, the level of the Index increases by 80% during the term of the purchased OTM call options, the Fund’s losses will be capped at approximately 70%. Notwithstanding the foregoing, if the OTM call options have a strike level that is approximately 100% above the then-current level of the Index at the time of the call purchase, and the level of the Index increases by at least 100% during the term of the purchased OTM call options, the Fund will lose all its value. Lastly, the Fund bears the costs of purchasing the OTM calls and such costs will decrease the Fund’s value and/or any options premiums or income otherwise generated by the Fund’s investment strategy.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing (selling) strategy will impact the extent that the Fund participates in the decreases of the Index level and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods. If, for example, each month the Fund were to sell 7% out-of-the-money put options having a one-month term, the Fund’s participation in the Index level decreases will be capped at 7% in any given month. However, over a longer period (e.g., 5 months), the Fund should not be expected to participate fully in the first 35% (i.e., 5 months x 7%) of any negative returns of the Index, or the Fund may even lose money, even if the Index level has decreased by at least that much over such period, if during any month over that period the Index level decreased by less than 7%. This example illustrates that both the Fund’s participation in the negative returns of the Index and its returns will depend not only on the Index level but also on the path that the Index level takes over time.

Covered Put Spread Strategy Risk. The path dependency of the Fund’s Covered Put Spread Strategy will impact the extent to which the Fund participates in the decreases of the Index level and, in turn, the Fund’s returns, both during the term of the put spreads and over longer time periods. If, for example, each month the Fund were to sell a put spread where the written put option is 7% out-of-the-money and the purchased put option is 15% out-of-the-money, the Fund’s participation in the Index level decreases will be limited beyond the strike price of the purchased put option. However, over a longer period (e.g., 5 months), the Fund should not be expected to participate fully in the first 35% (i.e., 5 months x 7%) of any negative returns of the Index, or the Fund may even lose money, even if the Index level has decreased by at least that much over such period, if during any month over that period the Index level decreased by less than 7%. This example illustrates that both the Fund’s participation in the negative returns of the Index and its returns will depend not only on the Index level but also on the path that the Index level takes over time. Additionally, because the strategy involves purchasing a put option to offset the short put position, the net premium collected is reduced compared to a standalone put-writing strategy, potentially limiting the options premiums or income generated and further constraining the Fund’s returns in certain market conditions.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. By paying out higher annual capital gain distributions, investors may be subjected to increased capital gains taxes. Additionally, there may be brokerage costs or taxable gains or losses that may be imposed on the Fund in connection with a cash redemption that may not have occurred if the Fund had made a redemption in-kind. These costs could decrease the value of the Fund to the extent they are not offset by a transaction fee payable by an AP.

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Costs of Buying or Selling Shares. Buying or selling Shares involves certain costs, including brokerage commissions, other charges imposed by brokers, and bid-ask spreads. The bid-ask spread represents the difference between the price at which an investor is willing to buy Shares and the price at which an investor is willing to sell Shares. The spread varies over time based on the Shares’ trading volume and market liquidity. The spread is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Due to the costs of buying or selling Shares, frequent trading of Shares may reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as The Nasdaq Stock Market, LLC (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. These costs, in turn, could decrease the value of the Fund or of its distributions, if any. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from realizing gains or achieving a high correlation with the inverse of the Index. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

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Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

Newer Fund Risk. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors have only a limited track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of options it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in options were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Performance

The following performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance over time. The following bar chart shows the Fund’s annual returns. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information is available on the Fund’s website at www.yieldmaxetfs.com.

Calendar Year Ended December 31,

During the period of time shown in the bar chart, the Fund’s highest quarterly return was 7.69% for the quarter ended March 31, 2025 and the lowest quarterly return was -13.89% for the quarter ended June 30, 2025.

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Average Annual Total Returns

For the Periods Ended December 31, 2025

	1 Year	Since Inception August 14, 2024
Return Before Taxes	-9.89%	-11.20%
Return After Taxes on Distributions	-11.99%	-14.58%
Return After Taxes on Distributions and Sale of Fund Shares	-5.84%	-9.50%
S&P 500® Total Return Index (reflects no deduction for fees, expenses, or taxes)(1)	17.88%	19.43%

(1)	The S&P 500® Total Return Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred or other tax-advantaged arrangements such as an individual retirement account (“IRA”).

Management

Investment Adviser: Tidal Investments LLC serves as investment adviser to the Fund.

Portfolio Managers:

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Jay Pestrichelli, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2024.

Scott Snyder, portfolio manager for the Adviser, has been a portfolio manager of the Fund since February of 2026.

Matt Brandt, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since February of 2026.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (APs) (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

Information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and the median bid-ask spreads can be found on the Fund’s website at www.yieldmaxetfs.com.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless an investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

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Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND

Investment Objective

The primary investment objective of the YieldMax® Short N100 Option Income Strategy ETF (the “Fund”) is to seek current income. The Fund’s secondary investment objective is to seek inverse (opposite) exposure to the performance of the Nasdaq 100 Index (the “Index”), subject to a limit on potential investment gains.

An investment objective is fundamental if it cannot be changed without the consent of the holders of a majority of the outstanding Shares. The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore the Fund’s investment objective may be changed without the consent of that Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of Tidal Trust II (the “Trust”) and at least 60 days’ written notice to shareholders.

Principal Investment Strategies

There is no guarantee that the Fund’s investment strategy will be properly implemented, and an investor may lose some or all of its investment.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in securities and financial instruments that provide indirect exposure to the underlying index referenced in the Fund’s investment objective.

The Fund’s 80% policy is non-fundamental and can be changed without shareholder approval. However, Fund shareholders would be given at least 60 days’ notice prior to any such change. To the extent derivatives, such as options, are used to meet the Fund’s 80% policy, the notional value of the options will be used when determining the Fund’s compliance.

Overview of Options Terminology

The Fund’s options contracts are based on the Index level, which gives the Fund the right or obligation to receive or deliver an amount equal to the Index on the expiration date of the applicable option contract in exchange for the stated strike level, depending on whether the option contract is a call option or a put option, and whether the Fund purchases or sells the option contract.

●	In general, an option contract gives the purchaser of the option contract the right to “purchase”* (for a call option) or “sell”* (for a put option) the level of the Index at a specified level (the “strike level”).

●	The issuer of an index option contract may be required to provide cash settlement for a call option if it is exercised (in the case of a written or “short” call option), or to provide cash settlement for a put option if it is exercised (in the case of a written or “short” put option), based on the specified strike level.

●	Options contracts must be exercised or traded to close within a specified time frame, or they expire.

●	A traditional covered put strategy is an investment strategy where an investor (the Fund) sells a put option on an index it is short.

●	A synthetic covered put strategy is similar to a traditional covered put strategy in that the investor sells a put option that is based on the Index level. However, in a synthetic covered put strategy, the investor (the Fund) does not actually short the Index, but rather seeks to synthetically replicate a short position in the Index (i.e., it seeks inverse exposure to the Index level) through the use of various investment instruments.

●	European and American style options contracts differ primarily in terms of when the options can be exercised. European style options can only be exercised at expiration, while American options can be exercised at any time before expiration.

Synthetic Exposure to the Inverse of the Index Level Returns

●	The Fund purchases put option contracts on the Index generally having three-month to six-month terms and strike levels equal to the then-current level of the Index at the time of the purchases to provide the Fund indirect inverse exposure to the downside returns of the Index level. As a buyer of put option contracts, the Fund pays a premium to the seller of the options contracts to obtain the right to “sell”* the Index at the strike level if the buyer (the Fund) exercises the option contract. The purchased put allows the Fund to participate in the inverse of the returns of the Index level beyond the strike level of the purchased put option contract at expiration (or earlier, if the Fund closes the option contract prior to expiration); and

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●	The Fund simultaneously sells call option contracts on the Index to help pay the premium of the purchased put option contracts on the Index described above. The Fund sells call option contracts that also generally have three-month to six-month terms and strike levels equal to the then-current level of the Index at the time of the sales to provide the Fund indirect inverse exposure to the upside returns of the Index level. As a seller of a call option contract, the Fund receives a premium from the buyer of the option contract in exchange for the Fund’s obligation, if exercised, to “purchase”* the Index at the strike level if the buyer exercises the option contract.

●

The combination of the purchased (long) put options and the sold call options described above provides the Fund with investment exposure equal to approximately -100% of changes in the Index level for the duration of the applicable options exposure. As a result, this combination of options is expected to gain value when the Index level decreases and to lose value when the Index level increases.

* All options on the Index are cash settled.

For illustrative purposes, consider a scenario where a synthetic covered put strategy is initiated while the value of the reference asset (the Index) is $100. This sets the strike price for both the at-the-money call and put options at $100. Additionally, a short put option is struck 5% out-of-the-money (i.e., below the market value), with a strike price of $95. If the value of the reference asset decreases to $80, the Fund benefits from the price decline up to the $95 strike price of the short put option. This scenario would result in a 5% return for the Fund from the decrease in the Index’s value.

Weekly Distributions

●	The Fund sells put option contracts that are based on the level of the Index to generate option premiums. On a monthly basis or more frequently, the Fund will sell put option contracts on the Index with expiration dates of approximately one month or less in the future at strike levels that are approximately equal to 0%-15% below the then-current level of the Index. By doing so, the Fund gives up the potential to fully participate in decreases in the Index level, if any, beyond the strike level of the sold put options in exchange for put option premium. If the level of the Index is greater than the put option’s strike level at the expiration of the contract, the option contract will expire worthless and the Fund’s return on the sold put position will be the premium originally received for selling the option contract. If the level of the Index is less than the strike level at the expiration of the option contract, the Fund will forgo all of the returns that exceed the strike level of the sold put option contract, and there will be a cost to “close out” the now in-the-money put options. The short put options are “closed out” (repurchased) prior to their expiration so that the Fund will not get assigned on the, now, in-the-money put options. At times the put options may be “rolled” instead of simply closed. This is to say, new put options are simultaneously sold to open a new short put position, while the previously sold puts are repurchased to close out the original short put position.

●	The Fund purchases multiple series of U.S. Treasury securities to collateralize the options contracts they sell. The U.S. Treasury securities also provide income.

Covered Put Strategy:

When employing the covered put strategy, the Fund’s sale of put option contracts to generate options premiums will limit the degree to which the Fund will inversely participate in decreases in the Index level. This means that if the Index level experiences a significant decrease in value, the Fund will likely not experience that increase to the same (inverse) extent (i.e., there is no participation beyond the strike level of the sold put option contracts) and may result in the Fund significantly underperforming the inverse performance of the Index. The degree of participation in the Index losses will depend on the strike level of the short put option contracts and prevailing market conditions, especially market volatility, at the time the Fund sells the put option contracts. The potential for upside returns on the inverse performance of the Index will also depend on whether the Fund fully “covers” its potential downside return exposure to the Index by virtue of its sold put option contracts.

The Fund buys OTM call options to seek to cap the Fund’s potential losses from the Fund’s short exposure to the Index level if such level appreciates significantly. OTM call options are options contracts where the strike level is set above the current market level of the underlying asset, in this case, the Index. The purchase of the OTM call options is designed to establish a predefined level at which all or a portion of the Fund’s potential losses from its indirect inverse exposure to the Index level are capped. However, the OTM call options will cap the Fund’s losses only to the extent that the level of the Index increases to a level that is at or above the strike level of the purchased OTM call options. Any increase in the level of the Index to a level that is below the strike level of the purchased OTM call options will result in a corresponding loss for the Fund.

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For example, if the OTM call options have a strike level that is approximately 70% above the then-current level of the Index at the time of the call purchase, and the level of the Index increases by 60% during the term of the purchased OTM call options, the Fund will lose approximately 60% of its value. If instead, the level of the Index increases by 80% during the term of the purchased OTM call options, the Fund’s losses will be capped at approximately 70%.

The Fund bears the costs of purchasing the OTM calls and such costs will decrease the Fund’s value and/or any options premiums or income otherwise generated by the Fund’s investment strategy.

The sale of put option contracts will offset gains experienced by the Index only to the extent of premiums received from such sold put option contracts. In turn, the premiums received will be partially offset or reduced by the premiums paid for the OTM call options. The Fund expects to experience losses if the Index level increases over the duration of the options contracts (e.g., if the Index level increases by 5%, the Fund should be expected to decrease in value by approximately 5%, before Fund fees and expenses) beyond the sold put option contract premiums received (net of the premiums paid for the OTM call options).

Covered Put Spread Strategy:

When employing the covered put spread strategy, the Fund’s sale of put option contracts, paired with the purchase of lower strike put option contracts, aims to generate options premiums while still allowing for potential indirect inverse participation in decreases in the Index level below the strike of the lower price put option which was bought. However, this strategy may nonetheless still limit the degree to which the Fund fully participates (inversely) in such decreases as the Fund will not participate (directly or indirectly) in any appreciation between the strikes of the sold put option and bought put option.

The sale of credit put spreads will offset gains experienced by the Index’s level only to the extent of premiums received from such sold put option contracts. The Fund expects to participate (inversely) in all of its Index’s gains beyond the options premiums received. For instance, if the Fund’s Index level increases in value by 5%, the Fund should be expected to decrease in value by approximately 5%, before Fund fees and expenses, beyond the options premiums received.

Examples:

The following table provides an overview of the Fund’s anticipated performance versus various changes in the Index level when the Covered Put Strategy is employed.

Price Movement of Index	Anticipated Fund Performance & Performance Relative to Index*
Significant decline in share price	Increase in Fund NAV – Significant underperformance vs the inverse performance of the Index
Moderate decline or flat performance	Increase in Fund NAV – Outperformance vs inverse the performance of the Index
Rise in share price	Decline or flat Fund NAV – Outperformance vs inverse the performance of the Index

The following table provides an overview of the Fund’s anticipated performance versus various changes in the level of its Index when the Covered Put Spread Strategy is employed.

Price Movement of Index	Anticipated Fund Performance & Performance Relative to Index*
Significant decline in share price	Increase in Fund NAV – Underperformance vs the inverse performance of the Index
Moderate decline or flat performance	Increase in Fund NAV – Outperformance vs inverse the performance of the Index
Rise in share price	Decline or flat Fund NAV – Outperformance vs inverse the performance of the Index

* The Fund’s actual NAV performance and performance against the level of its Index may differ, primarily due to path dependency and strike selection as discussed above. Also, please see Index Level Participation Risk and Put Writing Strategy Risk.

Potential Downside Participation – Covered Put Strategy vs Covered Put Spread Strategy

To further illustrate how the Fund’s covered put spread strategy results in greater downside participation, the following examples compare the outcomes of a hypothetical covered put and a covered put spread. These scenarios demonstrate how the Fund’s use of its covered put spread strategy can lead to increased potential appreciation of the inverse of the level of its Index while still generating net options premiums. Additionally, the examples highlight the estimated amount or limits on the greater participation in potential declines as compared to a covered put strategy.

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Examples:

Scenario 1 (Covered Put Strategy): Selling a Covered put on an Index

●	Index level: $100

●	Strike Price of Sold Covered Put: $95

●	Premium Received: $2

Outcome if the level of the Index declines to $90:

1.	Value Decline: The Fund benefits from the decline in the level of the Index to $95 but does not participate further below the $95 strike price since the Fund sold a put struck at $95.

○	Gain from Decline: $5 (i.e., $100 - $95 = $5)

2.	Put Premium: Fund retains the initial $2 premium.

3.	Total Gain: $7 (i.e., $5 gain from price decline, plus $2 premium)

Scenario 2 (Covered Put Spread Strategy): Selling a Covered Put Spread on the Index.

●	Level of the Index: $100

●	Strike Prices of Covered Put Spread: Sold put at $100, Purchased Put at $97.50

●	Net Premium Received: $2

Outcome if the level of the Index declines to $90:

1.

Value Decline: The Fund benefits from the decline in the level of the Index from $97.5 down to the $90.00 strike price of the purchased put. Note that the Fund did not benefit from the initial decline between $100 and $97.5.

○       Gain from Decline: $7.50 (i.e., $97.50 - $90.00 = $7.50)

2.	Net Premium: The Fund retains the net premium of $2.

3.	Total Gain: $9.50 (i.e., $7.50 gain from price decline, plus $2 net premium)

Comparison:

●	Covered Put: Gain is capped at $7, as participation in the Index’s decline is capped at the sold put’s $95 strike price.

●	Covered Put Spread: Gain is $9.50, as the put spread provides additional downside participation below the purchased put’s $97.50 strike price. Furthermore, the Fund’s gain potential is not capped (i.e., if the level of the Index declines further, the Fund’s gain would also increase further).

Conclusion:

In this scenario where the Index declines to $90, the covered put spread strategy yields a higher total gain of $9.50 compared to the $7 gain from selling a simple covered put. The covered put spread allows the Fund to participate in potential downside beyond the strike price of the purchased put, resulting in the potential for additional gains to the Fund.

Further, if the value of the Index declines further beyond the strike price of the purchased put, the covered put spread strategy allows for continued participation in the downside through the increasing value of the purchased put. This results in the potential for additional gains for the Fund. In contrast, the covered put strategy’s gain potential is capped at the strike price of the sold put.

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There is no guarantee that the Fund’s investment strategy will be properly implemented, and an investor may lose some or all of its investment.

The Fund’s NAV is dependent on the aggregate values of the Fund’s options contracts, where such values are principally affected by the Index level, the volatility of the Index, and the time remaining until the expiration date of the various option contracts held by the Fund. The Fund’s synthetic short exposure strategy will effectively allow that portion of the Fund’s assets to move in sync (but inversely) with the daily changes in the Index level.

However, the Fund’s benefit from the potential downside in the Index level is limited by virtue of its sold put option contract positions. The degree to which a shareholder may benefit from the downside exposure to the Index obtained by the Fund will depend on the time at which the investor purchases Shares of the Fund and the movements of the Index. At any given time, there may be limited upside potential for the Fund. If the level of the Index is near or has fallen below the strike level of the Fund’s sold put option contracts when an investor purchases Shares, such investor may have little to no upside potential remaining until the current short puts are replaced by a new set of short puts, as well as remain vulnerable to significant downside risk (if the Index level increases), including the loss of their entire investment.

The Fund will invest significantly in short-term (6-month to 2-year) U.S. Treasury securities as collateral in connection with the Fund’s synthetic covered put strategy. U.S. Treasury securities are government debt instruments issued by the United States Department of the Treasury and are backed by the full faith and credit of the United States government. The Fund’s investments in U.S. Treasury securities contribute to the weekly distributions sought by the Fund.

Options Premiums – Income/Return of Capital

Receipt of an option premium does not always represent income. Depending on whether the transaction as a whole results in a gain or loss, such amounts may be treated for accounting or tax purposes as income or as a return of capital (“ROC”). ROC represents a return of a shareholder’s own invested capital and does not reflect traditional income such as dividends or interest. A portion (sometimes a significant portion) of the Fund’s cash distributions may be classified as ROC, which generally refers to the portion of a distribution that represents a return of the original investment (principal) rather than income or profit. Accordingly, such distributions do not necessarily reflect traditional income or yield, and receipt of an option premium could ultimately result in a net loss on the transaction if offset by subsequent closing transactions, exercise or settlement.

Exchange Traded Options Portfolio

FLEX options are customized options contracts that trade on an exchange but provide investors with the ability to customize key contract terms like strike price or level, style and expiration date while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of “over-the-counter” (“OTC”) options positions. Like traditional exchange-traded options, FLEX Options are guaranteed for settlement by the OCC, a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts.

The FLEX options in which the Fund may invest are all European style options (options that are exercisable only on the expiration date). As of the date of this prospectus, the FLEX options are listed on the Chicago Board Options Exchange. Options on the Index are cash settled.

The Fund will use the market value of its derivatives holdings for the purpose of determining compliance with the 1940 Act and the rules promulgated thereunder. Since the options held by the Fund are exchange-traded, these will be valued on a mark-to-market basis. In the event market prices are not available, the Fund will use fair value pricing pursuant to the fair value procedures as described further below.

Manager of Managers Structure

Although the Fund is not currently sub-advised, the Fund and the Adviser have received exemptive relief from the SEC permitting the Adviser (subject to certain conditions and the approval of the Board) to change or select new unaffiliated sub-advisers without obtaining shareholder approval. The relief also permits the Adviser to materially amend the terms of agreements with an unaffiliated sub-adviser (including an increase in the fee paid by the Adviser to the unaffiliated sub-adviser (and not paid by the Fund)) or to continue the employment of an unaffiliated sub-adviser after an event that would otherwise cause the automatic termination of services with Board approval, but without shareholder approval. Shareholders will be notified of any unaffiliated sub-adviser changes. The Adviser has the ultimate responsibility, subject to oversight by the Board, to oversee a sub-adviser and recommend their hiring, termination and replacement. The exemptive relief applies to sub-advisers that are either wholly-owned by the Adviser or its parent company, as well as to unaffiliated sub-advisers, including those whose affiliation arises solely from their sub-advisory relationship.

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Investments by Registered Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. However, registered investment companies are permitted to invest in other investment companies beyond the limits set forth in Section 12(d)(1) in recently adopted rules under the 1940 Act, subject to certain conditions. The Fund may rely on Rule 12d1-4 of the 1940 Act, which provides an exemption from Section 12(d)(1) that allows the Fund to invest beyond the limits set forth in Section 12(d)(1) if the Fund satisfies certain conditions specified in Rule 12d1-4, including, among other conditions, that the Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company).

Principal Risks of Investing in the Fund

There can be no assurance that the Fund will achieve its investment objective. The following information is in addition to, and should be read along with, the description of the Fund’s principal investment risks in the section titled “Fund Summary— Principal Investment Risks” above. Following the underlying stock risks, the remaining principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Index Level Appreciation Risk. As part of the Fund’s synthetic covered put strategy, the Fund purchases and sells call and put option contracts that are based on the level of the Index. This strategy subjects the Fund to certain of the same risks as if it shorted the Index, even though it does not. By virtue of the Fund’s indirect inverse exposure to changes in the Index level, the Fund is subject to the risk that the Index level increases. If the Index level increases, the Fund will likely lose value and, as a result, the Fund may suffer significant losses. The Fund may also be subject to the following risks:

●	Innovation and Technological Advancement: The Index, with its substantial weighting in the technology sector, is strategically positioned to potentially benefit from continuous innovation and advancements in technology. This sector is known for its rapid growth and transformative impact on global economies. The companies within the Index are often at the forefront of technological breakthroughs, ranging from cloud computing and artificial intelligence to biotechnology and renewable energy. Moreover, the accelerated adoption of emerging technologies like 5G, Internet of Things (IoT), and automation across various industries can further propel the Index’s growth. As these technologies evolve and become more integral to everyday life and business operations, the value of companies leading these changes may increase, potentially boosting the overall level of the Index and, as a result, the Fund may suffer significant losses.

●	Strong Market Presence of Constituent Companies: The companies listed in the Index are large in terms of market capitalization but also often hold dominant positions in their respective industries. Their size and market influence afford them significant competitive advantages, including brand recognition, customer loyalty, and substantial financial resources for innovation and market expansion. The potential for these companies to capitalize on new markets or consolidate their dominance through mergers and acquisitions can further escalate the Index level. If these companies continue to strengthen their market positions and expand their global reach, such growth can positively influence the Index level and, as a result, the Fund may suffer significant losses.

●	Adaptability to Global Market Trends: The Index’s diverse composition, extending beyond technology into consumer services, healthcare, and other sectors, may position it well to capitalize on global market trends. These companies are often seen as adaptable and responsive to changing consumer preferences and global economic shifts. Additionally, their international operations and global supply chains can provide resilience against localized economic downturns. Their ability to pivot and innovate in response to market demands can drive growth and profitability, potentially leading to increases in the Index level and, as a result, the Fund may suffer significant losses.

●	Resilience and Recovery Potential: Historical performance during periods of market volatility suggests a resilience inherent in the Index. The Index’s focus on technology and innovation-driven companies has shown an ability to recover and even thrive post-economic downturns. This resilience is partly due to the forward-looking nature of these companies, which often invest heavily in future growth areas even during challenging times. As the global economy continues to evolve, the ability of these companies to adapt and grow could lead to a corresponding increase in the Index level and, as a result, the Fund may suffer significant losses.

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Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Covered Put Spread Strategy Risk. The path dependency of the Fund’s Covered Put Spread Strategy will impact the extent to which the Fund participates in the decreases of the Index level and, in turn, the Fund’s returns, both during the term of the put spreads and over longer time periods. If, for example, each month the Fund were to sell a put spread where the written put option is 7% out-of-the-money and the purchased put option is 15% out-of-the-money, the Fund’s participation in the Index level decreases will be limited beyond the strike price of the purchased put option. However, over a longer period (e.g., 5 months), the Fund should not be expected to participate fully in the first 35% (i.e., 5 months x 7%) of any negative returns of the Index, or the Fund may even lose money, even if the Index level has decreased by at least that much over such period, if during any month over that period the Index level decreased by less than 7%. This example illustrates that both the Fund’s participation in the negative returns of the Index and its returns will depend not only on the Index level but also on the path that the Index level takes over time. Additionally, because the strategy involves purchasing a put option to offset the short put position, the net premium collected is reduced compared to a standalone put-writing strategy, potentially limiting the options premiums or income generated and further constraining the Fund’s returns in certain market conditions.

Derivatives Risk. The Fund’s derivative investments have risks, including the imperfect inverse correlation between the value of such instruments and the underlying assets; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; the possible default of the other party to the transaction; and illiquidity of the derivative investments. Use of derivatives could also result in a loss if the counterparty to the transaction does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. This risk may be greater during volatile market conditions. Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the OTC markets) or the availability of counterparties becomes limited for a period of time. In addition, the presence of speculators in a particular market could lead to price distortions.

Certain of the Fund’s transactions in derivatives could also affect the amount, timing, and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund, the value of the options contracts in which the Fund invests is substantially influenced by the level of the Index. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. The options held by the Fund are exercisable at the strike level on their expiration date. As an option approaches its expiration date, its value typically increasingly moves with the inverse of the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect inverse correlation between the movement in values options contracts and the reference asset, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, as the Fund intends to continuously maintain its synthetic covered put strategy through the use of options contracts, as the options contracts it holds are traded, exercised or expire, it will enter into new options contracts, a practice referred to as “rolling.” If the expiring options contracts do not generate proceeds enough to cover the cost of entering into new options contracts, the Fund may experience losses.

Distribution Risk. The Fund seeks to provide weekly cash distributions. There is no assurance that the Fund will make a distribution in any given week. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

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Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.

ETF Risk

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. By paying out higher annual capital gain distributions, investors may be subjected to increased capital gains taxes. Additionally, there may be brokerage costs or taxable gains or losses that may be imposed on the Fund in connection with a cash redemption that may not have occurred if the Fund had made a redemption in-kind. These costs could decrease the value of the Fund to the extent they are not offset by a transaction fee payable by an AP.

Costs of Buying or Selling Shares. Buying or selling Shares involves certain costs, including brokerage commissions, other charges imposed by brokers, and bid-ask spreads. The bid-ask spread represents the difference between the price at which an investor is willing to buy Shares and the price at which an investor is willing to sell Shares. The spread varies over time based on the Shares’ trading volume and market liquidity. The spread is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Due to the costs of buying or selling Shares, frequent trading of Shares may reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as the Exchange, and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market wide closure, settlement prices will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

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High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the securities in its portfolio. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Index Level Participation Risk. The Fund employs an investment strategy that includes the sale of put option contracts, which limits the degree to which the Fund will benefit from decreases in the Index level experienced over the Put Period. This means that if the Index level experiences a decrease in value below the strike level of the sold put options during a Put Period, the Fund will likely not experience that increase to the same extent and any Fund gains may significantly differ from the level of the Index losses over the Put Period. Additionally, because the Fund is limited in the degree to which it will participate in decreases in value experienced by the Index level over each Put Period, but has significant negative exposure to any increases in value experienced by the Index level over the Put Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the value of each options portfolio, which is based principally upon the inverse of the performance of the Index level. The Fund’s ability to benefit from the Index level decreases will depend on prevailing market conditions, especially market volatility, at the time the Fund enters into the sold put option contracts and will vary from Put Period to Put Period. The value of the options contracts is affected by changes in the value and dividend rates of component companies that comprise the Index, changes in interest rates, changes in the actual or perceived volatility of the Index and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the Index level changes and time moves towards the expiration of each Put Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly inversely correlate on a day-to-day basis with the returns of the Index level. The amount of time remaining until the options contract’s expiration date affects the impact that the value of the options contracts have on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the Index level will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than the inverse of the changes experienced by the Index level.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

NAV Erosion Risk Due to Distributions. If the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions, if any, by the Fund may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Newer Fund Risk. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors have only a limited track record or history on which to base their investment decisions. There can be no assurance that the Fund will maintain an economically viable size.

Non-Diversification Risk. Because the Fund is “non-diversified,” the Fund may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

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Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Fund’s investment adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Purchased OTM Call Options Risk. The Fund’s strategy is subject to potential losses if the Index level increases in value, which may not be offset by the purchase of out-of-the-money (OTM) call options. The Fund purchases out-of-the-money (OTM) calls to seek to manage (cap) the Fund’s potential losses from the Fund’s short exposure to the Index level if such level appreciates significantly. However, the OTM call options will cap the Fund’s losses only to the extent that the level of the Index increases to a level that is at or above the strike level of the purchased OTM call options. Any increase in the level of the Index to a level that is below the strike level of the purchased OTM call options will result in a corresponding loss for the Fund. For example, if the OTM call options have a strike level that is approximately 70% above the then-current level of the Index at the time of the call purchase, and the level of the Index increases by 60% during the term of the purchased OTM call options, the Fund will lose approximately 60% of its value. If instead, the level of the Index increases by 80% during the term of the purchased OTM call options, the Fund’s losses will be capped at approximately 70%. Notwithstanding the foregoing, if the OTM call options have a strike level that is approximately 100% above the then-current level of the Index at the time of the call purchase, and the level of the Index increases by at least 100% during the term of the purchased OTM call options, the Fund will lose all its value. Lastly, the Fund bears the costs of purchasing the OTM calls and such costs will decrease the Fund’s value and/or any options premiums or income otherwise generated by the Fund’s investment strategy.

Put Writing Strategy Risk. The path dependency (i.e., the continued use) of the Fund’s put writing strategy will impact the extent that the Fund participates in the inverse of the negative returns of the Index and, in turn, the Fund’s returns, both during the term of the sold put options and over longer time periods. If, for example, each month the Fund were to sell 7% out-of-the-money put options having a one-month term, the Fund’s participation in the inverse of negative returns of the Index will be capped at 7% in any given month. However, over a longer period (e.g., 5 months), the Fund should not be expected to participate fully in the first 35% (i.e., 5 months x 7%) of the inverse of negative returns of the Index, or the Fund may even lose money, even if the Index level has decreased by at least that much over such period, if during any month over that period the Index had a return less than 7%. This example illustrates that both the Fund’s participation in the inverse of the negative returns of an Index and its returns will depend not only on the level of the Index but also on the path that the Index level takes over time.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of options it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in options were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

PORTFOLIO HOLDINGS

Information about the Fund’s daily portfolio holdings is available on the Fund’s website at www.yieldmaxetfs.com.

A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI.

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MANAGEMENT

Investment Adviser

Tidal Investments LLC (the “Adviser”), located at 234 West Florida Street, Suite 700, Milwaukee, Wisconsin 53204, is an SEC registered investment adviser and a Delaware limited liability company. Tidal was founded in March 2012 and is dedicated to understanding, researching and managing assets within the expanding ETF universe. As of January 31, 2026, Tidal had assets under management of approximately $50.52 billion and served as the investment adviser or sub-adviser for343 registered funds.

Tidal serves as investment adviser to the Fund and has overall responsibility for the general management and administration of the Fund pursuant to an investment advisory agreement with the Trust, on behalf of the Fund (the “Advisory Agreement”). The Adviser is responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions. The Adviser also arranges for transfer agency, custody, fund administration, and all other related services necessary for the Fund to operate. For the services provided to the Fund, the Fund pays the Adviser a unified management fee of 0.99%, which is calculated daily and paid monthly, at an annual rate based on the Fund’s average daily net assets.

Under the Advisory Agreement, in exchange for a single unitary management fee from the Fund, the Adviser has agreed to pay all expenses incurred by the Fund, excluding advisory fees, interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and litigation expenses and other non-routine or extraordinary expenses (collectively, the “Excluded Expenses”).

Advisory Agreement

A discussion regarding the basis for the Board’s approval of the Fund’s Advisory Agreement is available in the October 31, 2025 annual report to shareholders on Form N-CSR.

Portfolio Managers

The following individuals (each, a “Portfolio Manager”) serve as portfolio managers of the Fund and are jointly and primarily responsible for the day-to-day management of the Fund.

Jay Pestrichelli, Portfolio Manager for the Adviser

Mr. Pestrichelli joined the Adviser in 2025 and is Chief Trading Officer of the Adviser’s ETF Trading and Portfolio Management team. Mr. Pestrichelli has over 30 years of experience in the financial markets. Prior to joining the Adviser, Mr. Pestrichelli co-founded ZEGA Financial, LLC (“ZEGA”) where he led the development and execution of ZEGA’s investment strategies since its inception in 2011. He is also the author of the best-selling book “Buy & Hedge: The Five Iron Rules for Investing Over the Long Term.” Prior to founding ZEGA, Mr. Pestrichelli spent 12 years managing and growing the online trading business for TD Ameritrade from 1999 to 2010. Mr. Pestrichelli has a Bachelor degree in Behavioral Science from Concordia College.

Scott Snyder, Portfolio Manager for the Adviser

Mr. Snyder joined the firm in 2025 as SVP of Trading. Mr. Snyder has over 40 years of experience in the financial markets and more specifically in the options market. Mr. Snyder led the trading team at ZEGA before joining Tidal. He started his career in 1983 and for 20 years was an independent market maker on the floor of the CBOE. In 2003 Mr. Snyder joined thinkorswim as Chief Options Strategist for a subsidiary of thinkorswim advisors. Mr. Snyder then helped lead the RIA trading, execution platform support and option education business for TD Ameritrade and then Schwab from 2009-2024.

Matt Brandt, Portfolio Manager for the Adviser

Mr. Brandt serves as Portfolio Manager for the Adviser, having joined the firm in 2025. Mr. Brandt has 20 years of experience in the financial markets working in Trading, Derivative Risk Management, and Enterprise Risk for TD Ameritrade and Charles Schwab where he helped create a robust trading risk management program. Mr. Brandt joined ZEGA in 2024 prior to joining the Adviser. His education includes a Bachelor’s degree in Economics and Mathematics from the University of Nebraska-Lincoln and continuing education in the Mechanics of Risk Management from Middlesex University.

The Fund’s SAI provides additional information about each portfolio manager’s compensation structure, other accounts that each portfolio manager manages, and each portfolio manager’s ownership of Shares.

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Fund Supporters

The Adviser, Tidal ETF Services LLC (an affiliate of the Adviser and the Fund’s administrator), ZEGA, Lucania Investments LLC (“Lucania”), and Level ETF Ventures LLC (“Level,” and together with the Adviser, ZEGA and Lucania, the “Supporters” and each a “Supporter”) have entered into a fund support agreement pursuant to which each Supporter has agreed to provide financial support (as described below) to the Fund. Every month, the unitary management fees for the Fund are calculated and paid to the Adviser, and the Adviser retains a portion of the unitary management fees. In return for its financial support for the Fund, the Adviser has agreed to pay each Supporter a portion of any remaining profits generated by the unitary management fees. If the amount of the unitary management fees exceeds the Fund’s operating expenses and the Adviser-retained amounts, that excess amount is considered “remaining profit.” In that case, the Adviser will pay a portion of the remaining profits to the Supporters. Further, if the amount of the unitary management fees for the Fund is less than the Fund’s operating expenses and the Adviser-retained amounts, each Supporter is obligated to reimburse the Adviser for a portion of the shortfall.

HOW TO BUY AND SELL SHARES

The Fund issues and redeems Shares only in Creation Units at the NAV per share next determined after receipt of an order from an AP. Only APs may acquire Shares directly from the Fund, and only APs may tender their Shares for redemption directly to the Fund at NAV. APs must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor (defined below), and that has been accepted by the Fund’s transfer agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

In order to purchase Creation Units of the Fund, an AP must generally deposit a designated portfolio of equity securities (the “Deposit Securities”) and/or a designated amount of U.S. cash. Purchases and redemptions of Creation Units primarily with cash, rather than through in-kind delivery of portfolio securities, may cause the Fund to incur certain costs. These costs could include brokerage costs or taxable gains or losses that it might not have incurred if it had made redemption in-kind. These costs could be imposed on the Fund, and thus decrease the Fund’s NAV, to the extent that the costs are not offset by a transaction fee payable by an AP. Most investors buy and sell Shares in secondary market transactions through brokers. Individual Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares, and receive less than NAV when you sell those Shares.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” through your brokerage account.

Frequent Purchases and Redemptions of Shares

The Fund does not impose any restrictions on the frequency of purchases and redemptions of Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by the Fund’s shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly with the Fund, are an essential part of the ETF process and help keep Share trading prices in line with the NAV. As such, the Fund accommodates frequent purchases and redemptions by APs. However, the Board has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains. To minimize these potential consequences of frequent purchases and redemptions, the Fund employs fair value pricing and may impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Fund and the Adviser reserve the right to reject any purchase order at any time.

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Determination of Net Asset Value

The Fund’s NAV is calculated as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time, each day the NYSE is open for regular business. The NAV for the Fund is calculated by dividing the Fund’s net assets by its Shares outstanding.

In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. If such information is not available for a security or other asset held by the Fund or is determined to be unreliable, the security or other asset will be valued at fair value estimates under guidelines established by the Adviser (as described below).

The Fund values exchange-traded options at the composite mean price, calculated as the average of the highest bid and lowest ask prices across the exchanges on which the option is principally traded.

Fair Value Pricing

The Board has designated the Adviser as the “valuation designee” for the Fund under Rule 2a-5 of the 1940 Act, subject to its oversight. The Adviser has adopted procedures and methodologies, which have been approved by the Board, to fair value Fund investments whose market prices are not “readily available” or are deemed to be unreliable. For example, such circumstances may arise when: (i) an investment has been delisted or has had its trading halted or suspended; (ii) an investment’s primary pricing source is unable or unwilling to provide a price; (iii) an investment’s primary trading market is closed during regular market hours; or (iv) an investment’s value is materially affected by events occurring after the close of the investment’s primary trading market. Generally, when fair valuing an investment, the Adviser will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the investment, general and/or specific market conditions, and the specific facts giving rise to the need to fair value the investment. Fair value determinations are made in good faith and in accordance with the fair value methodologies included in the Adviser-adopted valuation procedures. The Adviser will fair value Fund investments whose market prices are not “readily available” or are deemed to be unreliable. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the Adviser will be able to obtain the fair value assigned to the investment upon the sale of such investment.

Delivery of Shareholder Documents – Householding

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

The Fund intends to pay out dividends and interest income, if any, weekly, and distribute any net realized capital gains to its shareholders at least annually.

The Fund will declare and pay income and capital gain distributions, if any, in cash. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

Taxes

The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Shares, including the possible application of foreign, state, and local tax laws.

The Fund intends to qualify each year for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

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Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged account, such as an IRA plan, you need to be aware of the possible tax consequences when the Fund makes distributions, when you sell your Shares listed on the Exchange, and when you purchase or redeem Creation Units (institutional investors only).

The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this Prospectus. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Taxes on Distributions. For federal income tax purposes, distributions of net investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of net capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned their Shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.

Distributions reported by the Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided certain holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from the Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations. Given the investment strategies of the Fund, it is unlikely that any dividends paid by the Fund will be qualified dividends or be eligible for the corporate dividends paid deduction.

Shortly after the close of each calendar year, you will be informed of the character of any distributions received from the Fund.

In addition to the federal income tax, certain individuals, trusts, and estates may be subject to a Net Investment Income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale or redemption of shares of the Fund is includable in such shareholder’s investment income for purposes of this NII tax.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).

You may wish to avoid investing in the Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable even though it may economically represent a return of a portion of your investment.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by the Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.

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Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold a generally nonrefundable 30% tax on distributions of net investment income paid to (a) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the Internal Revenue Service (the “IRS”) the identity of certain of its account holders, among other items (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement between the United States and the foreign financial institution’s country of residence), and (b) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items. This FATCA withholding tax could also affect the Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

For foreign shareholders to qualify for an exemption from backup withholding, described above, the foreign shareholder must comply with special certification and filing requirements. Foreign shareholders in the Fund should consult their tax advisors in this regard.

Taxes When Shares are Sold on the Exchange

Any capital gain or loss realized upon a sale of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. Any loss realized on a sale will be disallowed to the extent Shares are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of substantially identical Shares.

Taxes on Purchases and Redemptions of Creation Units

An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging AP’s aggregate basis in the securities delivered plus the amount of any cash paid for the Creation Units. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging AP’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The IRS may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an AP who does not mark-to-market their holdings) or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if Shares comprising the Creation Units have been held for more than one year and as a short-term capital gain or loss if such Shares have been held for one year or less.

The Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. The Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.

Important Tax Considerations When Purchasing Fund Shares

If you are investing through a taxable account, you should carefully consider the timing of your investment relative to the Fund’s distribution schedule. Purchasing Fund shares shortly before a distribution may increase your tax liability, a situation commonly referred to as “buying a dividend.”

When the Fund makes a distribution, its share price typically drops by an amount roughly equal to the distribution. As a hypothetical example, if you invest $5,000 to purchase 250 shares at $20 per share on December 15, and the Fund pays a $1 per share distribution on December 16, the share price would adjust to $19 (ignoring market fluctuations). Although your total investment value remains $5,000 (250 shares × $19 in share value plus 250 shares × $1 distribution), you would owe taxes on the $250 distribution, even if you reinvest the distribution rather than receiving it in cash.

Distributions are taxable to shareholders even if they are paid from income or gains realized by the Fund before you invested, and even if they were reflected in the purchase price of the shares. Consequently, you may incur taxes on income or gains that accrued before your investment, without corresponding benefit.

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Unless you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement plan, you may wish to avoid purchasing Fund shares shortly before a distribution. You can minimize the potential tax impact by reviewing the relevant Fund’s distribution schedule prior to investing. Information about the Fund’s distribution schedule can be found on the Fund’s website at www. yieldmaxetfs.com.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to foreign, state and local tax on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section entitled “Federal Income Taxes” in the SAI.

DISTRIBUTION

Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group (dba ACA Group) (the “Distributor”), the Fund’s distributor, is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for the Fund on an agency basis and does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 190 Middle Street, Suite 301, Portland, Maine 04101.

The Board has adopted a Distribution (Rule 12b-1) Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to pay distribution fees for the sale and distribution of its Shares.

No Rule 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of assets of the Fund on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

PREMIUM/DISCOUNT INFORMATION

Information regarding how often Shares of the Fund have traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found on the Fund’s website at www.yieldmaxetfs.com.

ADDITIONAL NOTICES

Shares are not sponsored, endorsed, or promoted by the Exchange. The Exchange is not responsible for, nor has it participated in the determination of, the timing, prices, or quantities of Shares to be issued, nor in the determination or calculation of the equation by which Shares are redeemable. The Exchange has no obligation or liability to owners of Shares in connection with the administration, marketing, or trading of Shares.

Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

The Adviser, ZEGA, Lucania, Level and the Fund make no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly.

The Third Amended and Restated Declaration of Trust (“Declaration of Trust”) provides a detailed process for the bringing of derivative or direct actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the Fund’s Trustees. The Declaration of Trust details various information, certifications, undertakings and acknowledgments that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. The Declaration of Trust further provides that shareholders owning Shares representing no less than a majority of the Fund’s outstanding shares must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Fund in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration of Trust, the shareholders bringing the action may be responsible for the Fund’s costs, including attorneys’ fees, if a court determines that the action was brought without reasonable cause or for an improper purpose. The Declaration of Trust provides that no shareholder may bring a direct action claiming injury as a shareholder of the Trust, or any Fund, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of the Fund, unless the shareholder has suffered an injury distinct from that suffered by the shareholders of the Trust, or the Fund, generally. Under the Declaration of Trust, a shareholder bringing a direct claim must be a shareholder of the Fund with respect to which the direct action is brought at the time of the injury complained of or have acquired the shares afterwards by operation of law from a person who was a shareholder at that time. The Declaration of Trust further provides that the Fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the Fund is obligated to pay shall be calculated using reasonable hourly rates. These provisions do not apply to claims brought under the federal securities laws.

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The Declaration of Trust also requires that actions by shareholders against the Fund be brought exclusively in a federal or state court located within the State of Delaware. This provision will not apply to claims brought under the federal securities laws. Limiting shareholders’ ability to bring actions only in courts located in Delaware may cause shareholders economic hardship to litigate the action in those courts, including paying for traveling expenses of witnesses and counsel, requiring retaining local counsel, and may limit shareholders’ ability to bring a claim in a judicial forum that shareholders find favorable for disputes, which may discourage such actions.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the Fund’s periods shown. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Certified Shareholder Report, which is available upon request.

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		INVESTMENT OPERATIONS:				LESS DISTRIBUTIONS FROM:

For the periods ended	Net asset value, beginning of periods	Net investment income (loss)(a)	Net realized and unrealized gain (loss) on investments(b)	Total from investment operations	Net investment income	Net realized gains	Return of capital	Total distributions

YieldMax Short N100 Option Income Strategy ETF
10/31/2025	$18.62	0.47	(2.95)	(2.48)	(0.57)	—	(3.33)	(3.91)
10/31/2024(kk)	$20.00	0.15	(0.75)	(0.60)	(0.78)	—	—	(0.78)

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CAPITAL TRANSACTIONS:			SUPPLEMENTAL DATA AND RATIOS:

ETF transaction fees per share	Net asset value, end of periods	Total return(c)	Net assets, end of periods (in thousands)	Ratio of expenses to average net assets before expense reimbursement/ recoupment(d)(e)	Ratio of expenses to average net assets after expense reimbursement/ recoupment(d)	Ratio of interest and tax expense to average net assets(d)(e)	Ratio of operational expenses to average net assets excluding interest and tax expense(d)(e)	Ratio of net investment income (loss) to average net assets(d)(e)	Portfolio turnover rate(c)(f)

YieldMax Short N100 Option Income Strategy ETF
0.01	$12.25	-15.67%	$14,399	1.09%	1.09%	0.10%	0.99%	3.14%	31%
0.00(g)	$18.62	-3.09%	$6,051	0.99%	0.99%	—%	0.99%	3.67%	—%

(a)	Net investment income per share has been calculated based on average shares outstanding during the periods.
(b)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Ratios do not include the income and expenses of the underlying funds in which the Fund invests.
(f)	Portfolio turnover rate excludes in-kind transactions.
(g)	Amount represents less than $0.005 per share.
(kk)	Inception date of the Fund was August 14, 2024.

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YieldMax® ETFs

YieldMax® Short N100 Option Income Strategy ETF (YQQQ)

Adviser	Tidal Investments LLC 234 West Florida Street, Suite 700 Milwaukee, Wisconsin 53204	Administrator	Tidal ETF Services LLC 234 West Florida Street, Suite 700 Milwaukee, Wisconsin 53204
Distributor	Foreside Fund Services, LLC 190 Middle Street, Suite 301 Portland, Maine 04101	Sub-Administrator, Fund Accountant, and Transfer Agent	U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, Wisconsin 53202
Legal Counsel	Sullivan & Worcester LLP 1251 Avenue of Americas New York, New York 10020	Custodian	U.S. Bank National Association 1555 North Rivercenter Drive Milwaukee, Wisconsin 53212
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1835 Market Street, Suite 310 Philadelphia, PA 19103

Investors may find more information about the Fund in the following documents:

Statement of Additional Information: The Fund’s SAI provides additional details about the investments of the Fund and certain other additional information. A current SAI dated February 27, 2026, as supplemented from time to time, is on file with the SEC and is herein incorporated by reference into this Prospectus. It is legally considered a part of this Prospectus.

Annual/Semi-Annual Reports: Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last first fiscal. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

You can request free copies of these documents, request other information or make general inquiries about the Fund by contacting the Fund at the YieldMax® Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri 64121-9252 or calling (866) 864-3968.

Shareholder reports and other information about the Fund are also available:

●	Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or

●	Free of charge from the Fund’s Internet website at www.yieldmaxetfs.com; or

●	For a fee, by e-mail request to publicinfo@sec.gov.

The SAI and other information are also available from a financial intermediary (such as a broker-dealer or bank) through which the Fund’s shares may be purchased or sold.

(SEC Investment Company Act File No. 811-23793)

YieldMax® Short N100 Option Income Strategy ETF (YQQQ)

listed on The Nasdaq Stock Market, LLC

STATEMENT OF ADDITIONAL INFORMATION

February 27, 2026

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus for the YieldMax® Short N100 Option Income Strategy ETF (the “Fund”), a series of Tidal Trust II (the “Trust”), dated February 27, 2026, as may be supplemented from time to time (the “Prospectus”). Capitalized terms used in this SAI that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge, by calling the Fund at (866) 864-3968, visiting www.yieldmaxetfs.com or writing to the Fund at the YieldMax® Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri 64121-9252.

The Fund’s audited financial statements for the most recent fiscal year are incorporated into this SAI by reference to the Fund’s Annual Certified Shareholder Report on Form N-CSR (File No. 811-23793). A copy of the Fund’s shareholders reports may be obtained at no charge by contacting the Fund at the address or phone number noted above.

GENERAL INFORMATION ABOUT THE TRUST

The Trust is an open-end management investment company consisting of multiple series, including the YieldMax® Short N100 Option Income Strategy ETF (the “Fund”). This SAI relates to the Fund. The Trust was organized as a Delaware statutory trust on January 13, 2022. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (together with the rules and regulations adopted thereunder, as amended, the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Trust is governed by its Board of Trustees (the “Board”). Tidal Investments LLC (“Tidal” or the “Adviser”) serves as investment adviser to the Fund.

The Fund offers and issues Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). The Fund generally offers and issues Shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. Shares are listed on The Nasdaq Stock Market, LLC (the “Exchange”). Shares trade on the Exchange at market prices that may differ from the Shares’ NAV. Shares are also redeemable only in Creation Unit aggregations, primarily for a basket of Deposit Securities together with a Cash Component. As a practical matter, only institutions or large investors, known as “Authorized Participants” or “APs,” purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not individually redeemable.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the value of the missing Deposit Securities, as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, POLICIES, AND RELATED RISKS

The Fund’s investment objective and principal investment strategies are described in the Prospectus. The following information supplements, and should be read in conjunction with, the Prospectus. For a description of certain permitted investments, see “Description of Permitted Investments” in this SAI.

With respect to the Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.

Non-Diversification

The Fund is classified as a non-diversified investment company under the 1940 Act. A “non-diversified” classification means that the Fund is not limited by the 1940 Act’s diversification requirements  with regard to the percentage of its assets that may be invested in the securities of a single issuer. This means that the Fund may invest a greater portion of its assets in the securities of a single issuer or a small number of issuers than if it was a diversified fund, and therefore, those issuers may constitute a greater portion of the Fund’s portfolio. This may have an adverse effect on the Fund’s performance or subject its Shares to greater price volatility than more diversified investment companies. Moreover, in pursuing its objective, the Fund may hold the securities of a single issuer in an amount exceeding 10% of the value of the outstanding securities of the issuer, subject to restrictions imposed by the Internal Revenue Code of 1986, as amended (the “Code”).

Although the Fund is non-diversified for purposes of the 1940 Act, the Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the Code, and to relieve the Fund of any liability for federal income tax to the extent that their earnings are distributed to shareholders. Compliance with the diversification requirements of the Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objectives. See “Federal Income Taxes” in this SAI for further discussion.

General Risks

The value of the Fund’s portfolio securities may fluctuate with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular security or issuer and changes in general economic or political conditions. An investor in the Fund could lose money over short or long periods of time.

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There can be no guarantee that a liquid market for the securities held by the Fund will be maintained. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid-ask spreads are wide.

Financial markets, both domestic and foreign, have recently experienced an unusually high degree of volatility. Continuing events and possible continuing market turbulence may have an adverse effect on the performance of the Fund.

Cyber Security Risk. Investment companies, such as the Fund, and their service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Fund or the Adviser, Custodian (defined below), Transfer Agent (defined below), intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and investment practices and associated risk factors. The Fund will invest in any of the following instruments or engage in any of the following investment practices only if such investment or activity is consistent with the Fund’s investment objective and permitted by the Fund’s stated investment policies. In addition, certain of the techniques and investments discussed in this SAI are not principal strategies of the Fund as disclosed in the Prospectus, and while such techniques and investments are permissible for the Fund to utilize, the Fund is not required to utilize such non-principal techniques or investments.

The Fund will invest directly in options contracts, short-term U.S. Treasury securities, cash and cash equivalents. Exposure to any of the other instruments or investment practices listed below will be indirect though inverse exposure to Nasdaq 100 Index (the “Index”).

Borrowing

Under the 1940 Act, the Fund may borrow up to one-third (1/3) of its total assets. The Fund will borrow money only for short-term or emergency purposes. Such borrowing is not for investment purposes and will be repaid by the Fund promptly. Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Depositary Receipts

To the extent the Fund invests in stocks of foreign corporations, the Fund’s investment in securities of foreign companies may be in the form of depositary receipts or other securities convertible into securities of foreign issuers. American Depositary Receipts (“ADRs”) are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by U.S. banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States.

Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and International Depositary Receipts (“IDRs”) are similar to ADRs in that they are certificates evidencing ownership of shares of a foreign issuer; however, GDRs, EDRs, and IDRs may be issued in bearer form and denominated in other currencies and are generally designed for use in specific or multiple securities markets outside the U.S. EDRs, for example, are designed for use in European securities markets, while GDRs are designed for use throughout the world. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities.

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The Fund will not invest in any unlisted depositary receipts or any depositary receipt that is deemed to be illiquid or for which pricing information is not readily available. In addition, all depositary receipts generally must be sponsored. However, the Fund may invest in unsponsored depositary receipts under certain limited circumstances. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the value of the depositary receipts.

Equity Securities

Equity securities, such as the common stocks of an issuer, are subject to stock market fluctuations and therefore may experience volatile changes in value as market conditions, consumer sentiment or the financial condition of the issuers change. A decrease in value of the equity securities in the Fund’s portfolio may also cause the value of the Fund’s Shares to decline.

An investment in the Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the Fund’s portfolio securities and therefore a decrease in the value of Shares of the Fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic or banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Types of Equity Securities:

Common Stocks. Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s board of directors.

Preferred Stocks. Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.

Generally, the market values of preferred stock with a fixed dividend rate and no conversion element vary inversely with interest rates and perceived credit risk.

Rights and Warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

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Smaller Companies. The securities of small- and mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of small- and mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some small- or mid-capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. There is typically less publicly available information concerning small- and mid-capitalization companies than for larger, more established companies. Small- and mid-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs, and earnings.

When-Issued Securities. A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. When the Fund engages in when-issued transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments. Rule 18f-4 under the 1940 Act permits the Fund to invest in securities on a when-issued or forward-settling basis, or with a non-standard settlement cycle, notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the Delayed-Settlement Securities Provision). A when-issued, forward-settling, or non-standard settlement cycle security that does not satisfy the Delayed-Settlement Securities Provision is treated as a derivatives transaction under Rule 18f-4.

Foreign Securities

The Fund may invest directly in foreign securities or have indirect exposure to foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards, and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers, and listed companies than exists in the United States. Interest and dividends paid by foreign issuers as well as gains or proceeds realized from the sale or other disposition of foreign securities may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, the imposition of economic sanctions, confiscatory taxation, political, economic or social instability, or diplomatic developments that could affect assets of the Fund held in foreign countries. The establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Decreases in the value of currencies of the foreign countries in which the Fund may invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Investing in emerging markets can have more risk than investing in developed foreign markets. The risks of investing in these markets may be exacerbated relative to investments in foreign markets. Governments of developing and emerging market countries may be more unstable as compared to more developed countries. Developing and emerging market countries may have less developed securities markets or exchanges, and legal and accounting systems. It may be more difficult to sell securities at acceptable prices and security prices may be more volatile than in countries with more mature markets. Currency values may fluctuate more in developing or emerging markets. Developing or emerging market countries may be more likely to impose government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, and restrictions on foreign ownership of local companies. In addition, emerging markets may impose restrictions on the Fund’s ability to repatriate investment income or capital and, thus, may adversely affect the operations of the Fund. Certain emerging markets may impose constraints on currency exchange and some currencies in emerging markets may have been devalued significantly against the U.S. dollar. For these and other reasons, the prices of securities in emerging markets can fluctuate more significantly than the prices of securities of companies in developed countries. The less developed the country, the greater effect these risks may have on the Fund.

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Foreign Currencies

Although the Fund intends to only hold investments denominated in U.S. dollars, the Fund may have indirect exposure to foreign currency fluctuations. The Fund’s net asset value could decline if a relevant foreign currency depreciates against the U.S. dollar or if there are delays or limits on the repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund’s net asset value may change without warning, which could have a significant negative impact on the Fund.

Illiquid and Restricted Investments

Pursuant to Rule 22e-4 under the 1940 Act, the Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. The 15% limit is observed continuously.

The Fund may purchase certain restricted securities that can be resold to institutional investors and which may be determined not to be illiquid investments pursuant to the Fund’s liquidity risk management program. In many cases, those securities are traded in the institutional market under Rule 144A under the 1933 Act and are called Rule 144A securities.

Investments in illiquid investments involve more risks than investments in similar securities that are readily marketable. Illiquid investments may trade at a discount from comparable, more liquid investments. Investment of the Fund’s assets in illiquid investments may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund’s operations require cash, such as when the Fund has net redemptions, and could result in the Fund borrowing to meet short-term cash requirements or incurring losses on the sale of illiquid investments.

Illiquid investments are often restricted securities sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, the privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. To the extent privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could be less than those originally paid by the Fund or less than the fair value of the securities. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Private placement investments may involve investments in smaller, less seasoned issuers, which may involve greater risks than investments in more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in private placement securities, the Fund may obtain access to material non-public information, which may restrict the Fund’s ability to conduct transactions in those securities.

Investment Company Securities

The Fund may invest in the securities of other investment companies, including money market funds and ETFs, subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Investing in another pooled vehicle exposes the Fund to all the risks of that pooled vehicle. The Fund generally may purchase or redeem, without limitation, shares of any affiliated or unaffiliated money market mutual funds, including unregistered money market funds, so long as the Fund does not pay a sales load or service fee in connection with the purchase, sale, or redemption or if such fees are paid, the Adviser waives its management fee in an amount necessary to offset the amounts paid.

If the Fund invests in and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Adviser and the other expenses that the Fund bears directly in connection with its own operations.

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Pursuant to Section 12(d)(1), the Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. To the extent allowed by law or regulation, the Fund may invest its assets in securities of investment companies that are money market funds in excess of the limits discussed above.

The Fund may rely on Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, which provide an exemption from Section 12(d)(1) that allows the Fund to invest all of its assets in other registered funds, including ETFs, if, among other conditions: (1) the Fund, together with its affiliates, acquires no more than three percent of the outstanding voting stock of any acquired fund; and (2) the sales load charged on Shares is no greater than the limits set forth in Rule 2830 of the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Fund may also rely on Rule 12d1-4 under the 1940 Act, which provides an exemption from Section 12(d)(1) that allows the Fund to invest all of its assets in other registered funds, including ETFs, if the Fund satisfies certain conditions specified in the Rule, including, among other conditions, that the Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company).

Initial Public Offering Risk

The Fund may, on a limited basis, participate in IPOs. The market value of IPO shares may fluctuate considerably and is often subject to speculative trading due to factors such as the absence of a prior public market, unseasoned trading, a smaller number of shares available for trading and limited information available about the issuer, its business model, the quality of management, earnings growth potential and other criteria used to evaluate its investment prospects. Such stocks may have exhibited price appreciation in connection with the IPO that is not sustained, and it is not uncommon for stocks to decline in value in the period following the IPO. Additionally, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Money Market Funds

The Fund may invest in underlying money market funds that either seek to maintain a stable $1 NAV (“stable NAV money market funds”) or that have a share price that fluctuates (“variable NAV market funds”). Although an underlying stable NAV money market fund seeks to maintain a stable $1 NAV, it is possible for the Fund to lose money by investing in such a money market fund. Because the share price of an underlying variable NAV market fund will fluctuate, when the Fund sells the shares it owns, they may be worth more or less than what the Fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund’s liquidity falls below required minimums.

Other Short-Term Instruments

The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service or “A-1” by Standard & Poor’s Financial Services or, if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (vi) short-term U.S. dollar denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

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Derivative Instruments

Generally, derivatives are financial instruments whose value depends on or is derived from, the value of one or more underlying assets, reference rates, or indices or other market factors (a “reference instrument”) and may relate to stocks, bonds, interest rates, credit, currencies, commodities or related indices. Derivative instruments can provide an efficient means to gain or reduce exposure to the value of a reference instrument without actually owning or selling the instrument. Some common types of derivatives include options, futures, forwards and swaps.

Derivative instruments may be used to modify the effective duration of the Fund’s portfolio investments. Derivative instruments may also be used for “hedging,” which means that they may be used when the Adviser seeks to protect the Fund’s investments from a decline in value resulting from changes to interest rates, market prices, currency fluctuations, or other market factors. Derivative instruments may also be used for other purposes, including to seek to increase liquidity, provide efficient portfolio management, broaden investment opportunities (including taking short or negative positions), implement a tax or cash management strategy, gain exposure to a particular security or segment of the market and/or enhance total return. However derivative instruments are used, their successful use is not assured and will depend upon, among other factors, the Adviser’s ability to gauge relevant market movements.

Derivative instruments may be used for the purpose of direct hedging. Direct hedging means that the transaction must be intended to reduce a specific risk exposure of a portfolio security or its denominated currency and must also be directly related to such security or currency. The Fund’s use of derivative instruments may be limited from time to time by policies adopted by the Board or the Adviser.

SEC Rule 18f-4 (“Rule 18f-4” or the “Derivatives Rule”) regulates the ability of the Fund to enter into derivative transactions and other leveraged transactions. The Derivatives Rule defines the term “derivatives” to include short sales and forward contracts, such as TBA transactions, in addition to instruments traditionally classified as derivatives, such as swaps, futures, and options. Rule 18f-4 also regulates other types of leveraged transactions, such as reverse repurchase transactions and transactions deemed to be “similar to” reverse repurchase transactions, such as certain securities lending transactions in connection with which the Fund obtains leverage. Among other things, under Rule 18f-4, the Fund is prohibited from entering into these derivatives transactions except in reliance on the provisions of the Derivatives Rule. The Derivatives Rule establishes limits on the derivatives transactions that the Fund may enter into based on the value-at-risk (“VaR”) of the Fund inclusive of derivatives. The Fund will generally satisfy the limits under the Rule if the VaR of its portfolio (inclusive of derivatives transactions) does not exceed 200% of the VaR of its “designated reference portfolio.” The “designated reference portfolio” is a representative unleveraged index or the Fund’s own portfolio absent derivatives holdings, as determined by the Fund’s derivatives risk manager. If the Fund determines that the Relative VaR Test is not appropriate in light of its strategy, subject to specified conditions, the Fund may instead comply with the “Absolute VaR Test.” The Fund will satisfy the Absolute VaR Test if the VaR of its portfolio does not exceed 20% of the value of the Fund’s net assets.

In addition, among other requirements, Rule 18f-4 requires the Fund to establish a derivatives risk management program, appoint a derivatives risk manager, and carry out enhanced reporting to the Board, the SEC and the public regarding the Fund’s derivatives activities. These new requirements will apply unless the Fund qualifies as a “limited derivatives user,” which the Derivatives Rule defines as a fund that limits its derivatives exposure to 10% of its net assets. It is possible that the limits and compliance costs imposed by the Derivatives Rule may adversely affect the Fund’s performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

Exclusion of Adviser from Commodity Pool Operator Definition. To the extent the Fund invests in “commodity interests” as defined under the Commodity Exchange Act (the “CEA”) the Adviser intends to claim an exclusion from the definition of “commodity pool operator” (“CPO”) and the rules of the Commodities Futures Trading Commission (the “CFTC”) with respect to the Fund. Therefore, the Adviser is not subject to CFTC registration or regulation as a CPO with respect to the Fund. Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts.

Futures contracts. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference instrument, such as a specific security, currency or commodity, at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying reference instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the underlying reference instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow the Fund to increase or decrease its exposure to the underlying reference instrument without having to buy the actual instrument.

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The underlying reference instruments to which futures contracts may relate include non-U.S. currencies, interest rates, stock and bond indices, and debt securities, including U.S. government debt obligations. In certain types of futures contracts, the underlying reference instrument may be a swap agreement. In most cases the contractual obligation under a futures contract may be offset, or “closed out,” before the settlement date so that the parties do not have to make or take delivery. The closing out of a contractual obligation is usually accomplished by buying or selling, as the case may be, an identical, offsetting futures contract. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying instrument or asset. Although some futures contracts by their terms require the actual delivery or acquisition of the underlying instrument or asset, some require cash settlement.

Futures contracts may be bought and sold on U.S. and non-U.S. exchanges. Futures contracts in the U.S. have been designed by exchanges that have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Futures contracts may also be entered into on certain exempt markets, including exempt boards of trade and electronic trading facilities, available to certain market participants. Because all transactions in the futures market are made, offset or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when they buy or sell futures contracts.

To the extent the Fund invests in futures contracts, the Fund will generally buy and sell futures contracts only on contract markets (including exchanges or boards of trade) where there appears to be an active market for the futures contracts, but there is no assurance that an active market will exist for any particular contract or at any particular time. An active market makes it more likely that futures contracts will be liquid and bought and sold at competitive market prices. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active market will develop or continue to exist.

When the Fund enters into a futures contract, it must deliver to an account controlled by the FCM (that has been selected by the Fund), an amount referred to as “initial margin” that is typically calculated as an amount equal to the volatility in market value of a contract over a fixed period. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM. Thereafter, a “variation margin” amount may be required to be paid by the Fund or received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the futures contract. The account is marked-to-market daily and the variation margin is monitored the Adviser and Custodian (defined below) on a daily basis. When the futures contract is closed out, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

Some futures contracts provide for the delivery of securities that are different than those that are specified in the contract. For a futures contract for delivery of debt securities, on the settlement date of the contract, adjustments to the contract can be made to recognize differences in value arising from the delivery of debt securities with a different interest rate from that of the particular debt securities that were specified in the contract. In some cases, securities called for by a futures contract may not have been issued when the contract was written.

Risks of futures contracts. The Fund’s use of futures contracts is subject to the risks associated with derivative instruments generally. In addition, a purchase or sale of a futures contract may result in losses to the Fund in excess of the amount that the Fund delivered as initial margin. Because of the relatively low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the Fund. In addition, if the Fund has insufficient cash to meet daily variation margin requirements or close out a futures position, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. Adverse market movements could cause the Fund to experience substantial losses on an investment in a futures contract.

There is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

The Fund may not be able to properly hedge or effect its strategy when a liquid market is unavailable for the futures contract the Fund wishes to close, which may at times occur. In addition, when futures contracts are used for hedging, there may be an imperfect correlation between movements in the prices of the underlying reference instrument on which the futures contract is based and movements in the prices of the assets sought to be hedged.

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If the Adviser’s investment judgment about the general direction of market prices or interest or currency exchange rates is incorrect, the Fund’s overall performance will be poorer than if it had not entered into a futures contract. For example, if the Fund has purchased futures to hedge against the possibility of an increase in interest rates that would adversely affect the price of bonds held in its portfolio and interest rates instead decrease, the Fund will lose part or all of the benefit of the increased value of the bonds which it has hedged. This is because its losses in its futures positions will offset some or all of its gains from the increased value of the bonds.

The difference (called the “spread”) between prices in the cash market for the purchase and sale of the underlying reference instrument and the prices in the futures market is subject to fluctuations and distortions due to differences in the nature of those two markets. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal pricing spread between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery of the underlying instrument. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, resulting in pricing distortion. Third, from the point of view of speculators, the margin deposit requirements that apply in the futures market are less onerous than similar margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Futures contracts that are traded on non-U.S. exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, non-U.S. futures contracts may be subject to varied regulatory oversight. The price of any non-U.S. futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-U.S. exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.

The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person, such as the Fund, may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The regulation of futures, as well as other derivatives, is a rapidly changing area of law. For more information, see “Developing government regulation of derivatives” below.

Futures exchanges may also limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Options on futures contracts. Options on futures contracts trade on the same contract markets as the underlying futures contract. When the Fund buys an option, it pays a premium for the right, but does not have the obligation, to purchase (call) or sell (put) a futures contract at a set price (the exercise price). The purchase of a call or put option on a futures contract, whereby the Fund has the right to purchase or sell, respectively, a particular futures contract, is similar in some respects to the purchase of a call or put option on an individual security or currency. Depending on the premium paid for the option compared to either the price of the futures contract upon which it is based or the price of the underlying reference instrument, the option may be less risky than direct ownership of the futures contract or the underlying reference instrument. For example, the Fund could purchase a call option on a long futures contract when seeking to hedge against an increase in the market value of the underlying reference instrument, such as appreciation in the value of a non-U.S. currency against the U.S. dollar.

The seller (writer) of an option becomes contractually obligated to take the opposite futures position if the buyer of the option exercises its rights to the futures position specified in the option. In return for the premium paid by the buyer, the seller assumes the risk of taking a possibly adverse futures position. In addition, the seller will be required to post and maintain initial and variation margin with the FCM. One goal of selling (writing) options on futures may be to receive the premium paid by the option buyer. For more general information about the mechanics of purchasing and writing options, see “Options” below.

Risks of options on futures contracts. The Fund’s use of options on futures contracts is subject to the risks related to derivative instruments generally. In addition, the amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. The purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The seller (writer) of an option on a futures contract is subject to the risk of having to take a possibly adverse futures position if the purchaser of the option exercises its rights. If the seller were required to take such a position, it could bear substantial losses. An option writer has potentially unlimited economic risk because its potential loss, except to the extent offset by the premium received, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract.

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Options. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy an underlying reference instrument, such as a specified security, currency, index, or other instrument, from the writer of the option (in the case of a call option), or to sell a specified reference instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying reference instrument, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Put and call options are traded on national securities exchanges and in the OTC market.

Options traded on national securities exchanges are within the jurisdiction of the SEC or other appropriate national securities regulator, as are securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange in the United States are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements. There is no assurance, however, that higher than anticipated trading activity or other unforeseen events might not temporarily render the capabilities of the Options Clearing Corporation inadequate, and thereby result in the exchange instituting special procedures which may interfere with the timely execution of the Fund’s orders to close out open options positions.

Purchasing call and put options. As the buyer of a call option, the Fund has a right to buy the underlying reference instrument (e.g., a currency or security) at the exercise price at any time during the option period (for American style options). The Fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire. For example, the Fund may buy call options on underlying reference instruments that it intends to buy with the goal of limiting the risk of a substantial increase in their market price before the purchase is effected. Unless the price of the underlying reference instrument changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund, in which case the Fund would experience a loss to the extent of the premium paid for the option plus related transaction costs.

As the buyer of a put option, the Fund has the right to sell the underlying reference instrument at the exercise price at any time during the option period (for American style options). Like a call option, the Fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire. The Fund may buy a put option on an underlying reference instrument owned by the Fund (a protective put) as a hedging technique in an attempt to protect against an anticipated decline in the market value of the underlying reference instrument. Such hedge protection is provided only during the life of the put option when the Fund, as the buyer of the put option, is able to sell the underlying reference instrument at the put exercise price, regardless of any decline in the underlying instrument’s market price. The Fund may also seek to offset a decline in the value of the underlying reference instrument through appreciation in the value of the put option. A put option may also be purchased with the intent of protecting unrealized appreciation of an instrument when the Adviser deems it desirable to continue to hold the instrument because of tax or other considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the instrument is eventually sold. Buying put options at a time when the buyer does not own the underlying reference instrument allows the buyer to benefit from a decline in the market price of the underlying reference instrument, which generally increases the value of the put option.

If a put option was not terminated in a closing sale transaction when it has remaining value, and if the market price of the underlying reference instrument remains equal to or greater than the exercise price during the life of the put option, the buyer would not make any gain upon exercise of the option and would experience a loss to the extent of the premium paid for the option plus related transaction costs. In order for the purchase of a put option to be profitable, the market price of the underlying reference instrument must decline sufficiently below the exercise price to cover the premium and transaction costs.

Writing call and put options. Writing options may permit the writer to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). In general, though, options are infrequently exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium. Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option. Call options may also be written on reference instruments that the writer does not own.

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If the Fund writes a covered call option, any underlying reference instruments that are held by the Fund and are subject to the call option will be earmarked on the books of the Fund as segregated to satisfy its obligations under the option. The Fund will be unable to sell the underlying reference instruments that are subject to the written call option until it either effects a closing transaction with respect to the written call, or otherwise satisfies the conditions for release of the underlying reference instruments from segregation. As the writer of a covered call option, the Fund gives up the potential for capital appreciation above the exercise price of the option should the underlying reference instrument rise in value. If the value of the underlying reference instrument rises above the exercise price of the call option, the reference instrument will likely be “called away,” requiring the Fund to sell the underlying instrument at the exercise price. In that case, the Fund will sell the underlying reference instrument to the option buyer for less than its market value, and the Fund will experience a loss (which will be offset by the premium received by the Fund as the writer of such option). If a call option expires unexercised, the Fund will realize a gain in the amount of the premium received. If the market price of the underlying reference instrument decreases, the call option will not be exercised and the Fund will be able to use the amount of the premium received to hedge against the loss in value of the underlying reference instrument. The exercise price of a call option will be chosen based upon the expected price movement of the underlying reference instrument. The exercise price of a call option may be below, equal to (at-the-money), or above the current value of the underlying reference instrument at the time the option is written.

As the writer of a put option, the Fund has a risk of loss should the underlying reference instrument decline in value. If the value of the underlying reference instrument declines below the exercise price of the put option and the put option is exercised, the Fund, as the writer of the put option, will be required to buy the instrument at the exercise price, which will exceed the market value of the underlying reference instrument at that time. The Fund will incur a loss to the extent that the current market value of the underlying reference instrument is less than the exercise price of the put option. However, the loss will be offset in part by the premium received from the buyer of the put. If a put option written by the Fund expires unexercised, the Fund will realize a gain in the amount of the premium received.

Closing out options (exchange-traded options). If the writer of an option wants to terminate its obligation, the writer may effect a “closing purchase transaction” by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the option writer’s position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the buyer of an option may recover all or a portion of the premium that it paid by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased and receiving a premium on the sale. There is no guarantee that either a closing purchase or a closing sale transaction may be made at a time desired by the Fund. Closing transactions allow the Fund to terminate its positions in written and purchased options. The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the original option (in the case of written options) or is more than the premium paid by the Fund to buy the option (in the case of purchased options). For example, increases in the market price of a call option sold by the Fund will generally reflect increases in the market price of the underlying reference instrument. As a result, any loss resulting from a closing transaction on a written call option is likely to be offset in whole or in part by appreciation of the underlying instrument owned by the Fund.

Over-the-counter options. Like exchange-traded options, OTC options give the holder the right to buy from the writer, in the case of OTC call options, or sell to the writer, in the case of OTC put options, an underlying reference instrument at a stated exercise price. OTC options, however, differ from exchange-traded options in certain material respects.

OTC options are arranged directly with dealers and not with a clearing corporation or exchange. Consequently, there is a risk of non-performance by the dealer, including because of the dealer’s bankruptcy or insolvency. While the Fund uses only counterparties, such as dealers, that meet its credit quality standards, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Because there is no exchange, pricing is typically done based on information from market makers or other dealers. OTC options are available for a greater variety of underlying reference instruments and in a wider range of expiration dates and exercise prices than exchange-traded options.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. The Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. When the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the Fund originally wrote the option. The Fund may suffer a loss if it is not able to exercise (in the case of a purchased option) or enter into a closing sale transaction on a timely basis.

The staff of the SEC has taken the position that purchased OTC options on securities are considered illiquid securities. Pending a change in the staff’s position, the Fund will treat such OTC options on securities as illiquid and subject to the Fund’s limitation on illiquid securities.

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Interest rate caps. An interest rate cap is a type of OTC option. The buyer of an interest rate cap pays a premium to the seller in exchange for payments at set intervals for which a floating interest rate exceeds an agreed upon interest rate. The floating interest rate may be tied to a reference rate, a long-term swap rate or other benchmark. The amount of each payment is determined by reference to a specified “notional” amount of money. Interest rate caps do not involve the delivery of securities, other underlying instruments, or principal amounts. Accordingly, barring counterparty risk, the risk of loss to the purchaser of an interest rate cap is limited to the amount of the premium paid.

An interest rate cap can be used to increase or decrease exposure to various interest rates, including to hedge interest rate risk. By purchasing an interest rate cap, the buyer of the cap can benefit from rising interest rates while limiting its downside risk to the amount of the premium paid. If the Fund buys an interest rate cap and the Adviser is correct at predicting the direction of interest rates, the interest rate cap will increase in value. But if the Adviser is incorrect at predicting the direction, the interest rate cap will expire worthless.

By writing (selling) an interest rate cap, the seller of the cap can benefit by receiving a premium in exchange for assuming an obligation to make payments at set intervals for which a floating interest rate exceeds an agreed upon interest rate. If interest rates rise above the agreed upon cap, the seller’s obligation to make payments may result in losses in excess of the premium received.

Correctly predicting the value of an interest rate cap requires an understanding of the referenced interest rate, and the Fund bears the risk that the Adviser will not correctly forecast future market events, such as interest rate movements. Interest rate caps also involve the risks associated with derivative instruments generally, as described herein, including the risks associated with OTC options.

Risks of options. The Fund’s options investments involve certain risks, including general risks related to derivative instruments. There can be no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and the Fund may have difficulty effecting closing transactions in particular options. Therefore, the Fund would have to exercise the options it purchased in order to realize any profit, thus taking or making delivery of the underlying reference instrument when not desired. The Fund could then incur transaction costs upon the sale of the underlying reference instruments. Similarly, when the Fund cannot affect a closing transaction with respect to a put option it wrote, and the buyer exercises, the Fund would be required to take delivery and would incur transaction costs upon the sale of the underlying reference instruments purchased. If the Fund, as a covered call option writer, is unable to affect a closing purchase transaction in a secondary market, it will not be able to sell the underlying reference instrument until the option expires, it delivers the underlying instrument upon exercise, or it segregates enough liquid assets to purchase the underlying reference instrument at the marked-to-market price during the term of the option. When trading options on non-U.S. exchanges or in the OTC market, many of the protections afforded to exchange participants will not be available. For example, there may be no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over an indefinite period of time.

The effectiveness of an options strategy for hedging depends on the degree to which price movements in the underlying reference instruments correlate with price movements in the relevant portion of the Fund’s portfolio that is being hedged. In addition, the Fund bears the risk that the prices of its portfolio investments will not move in the same amount as the option it has purchased or sold for hedging purposes, or that there may be a negative correlation that would result in a loss on both the investments and the option. If the Adviser is not successful in using options in managing the Fund’s investments, the Fund’s performance will be worse than if the Adviser did not employ such strategies.

Swaps. Generally, swap agreements are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” or value of predetermined underlying reference instruments. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, a particular non-U.S. currency, or a “basket” of securities representing a particular index. Swaps can also be based on credit and other events.

The Fund will generally enter into swap agreements on a net basis, which means that the two payment streams that are to be made by the Fund and its counterparty with respect to a particular swap agreement are netted out, with the Fund receiving or paying, as the case may be, only the net difference in the two payments. The Fund’s obligations (or rights) under a swap agreement that is entered into on a net basis will generally be the net amount to be paid or received under the agreement based on the relative values of the obligations of each party upon termination of the agreement or at set valuation dates. The Fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the Fund). If the swap agreement does not provide for that type of netting, the full amount of the Fund’s obligations will be accrued on a daily basis.

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Comprehensive swaps regulation. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments imposed comprehensive regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.

Uncleared swaps. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. The Fund customarily enter into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (“ISDA”) Master Agreement. ISDA is a voluntary industry association of participants in the over-the-counter derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts. In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination.

During the term of an uncleared swap, the Fund is required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if all outstanding swaps between the parties were terminated on the date in question, including any early termination payments (“variation margin”). Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to the Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.

Currently, the Fund does not intend to typically provide initial margin in connection with uncleared swaps. However, rules requiring initial margin for uncleared swaps have been adopted and are being phased in over time. When these rules take effect, if the Fund is deemed to have material swaps exposure under applicable swap regulations, the Fund will be required to post initial margin in addition to variation margin.

Cleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange-trading. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps. See “Risks of cleared swaps” below.

In a cleared swap, the Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. Transactions executed on a swap execution facility (“SEF”) may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of swaps that it has used in the past. When the Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty and are typically calculated as an amount equal to the volatility in market value of the cleared swap over a fixed period, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts. If the value of the Fund’s cleared swap declines, the Fund will be required to make additional “variation margin” payments to the FCM to settle the change in value. Conversely, if the market value of the Fund’s position increases, the FCM will post additional “variation margin” to the Fund’s account. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

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Credit default swaps. The “buyer” of protection in a credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the “seller” that is contingent upon the occurrence of a credit event with respect to a specific underlying reference debt obligation (whether as a single debt instrument or as part of an index of debt instruments). The contingent payment by the seller generally is the face amount of the debt obligation, in return for the buyer’s obligation to make periodic cash payments and deliver in physical form the reference debt obligation or a cash payment equal to the then-current market value of that debt obligation at the time of the credit event. If no credit event occurs, the seller would receive a fixed rate of income throughout the term of the contract, while the buyer would lose the amount of its payments and recover nothing. The buyer is also subject to the risk that the seller will not satisfy its contingent payment obligation, if and when due.

Purchasing protection through a credit default swap may be used to attempt to hedge against a decline in the value of debt security or securities due to a credit event. The seller of protection under a credit default swap receives periodic payments from the buyer but is exposed to the risk that the value of the reference debt obligation declines due to a credit event and that it will have to pay the face amount of the reference obligation to the buyer. Selling protection under a credit default swap may also permit the seller to gain exposure that is similar to owning the reference debt obligation directly. As the seller of protection, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to the risk that there would be a credit event and the Fund would have to make a substantial payment in the future.

Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration or default, or repudiation or restructuring of the reference debt obligation. There may be disputes between the buyer or seller of a credit default swap agreement or within the swaps market as a whole as to whether or not a credit event has occurred or what the payout should be which could result in litigation. In some instances where there is a dispute in the credit default swap market, a regional Determinations Committee set up by ISDA may make an official binding determination regarding the existence of credit events with respect to the reference debt obligation of a credit default swap agreement or, in the case of a credit default swap on an index, with respect to a component of the index underlying the credit default swap agreement. In the case of a credit default swap on an index, the existence of a credit event is determined according to the index methodology, which may in turn refer to determinations made by ISDA’s Determinations Committees with respect to particular components of the index.

ISDA’s Determinations Committees are comprised principally of dealers in the OTC derivatives markets which may have a conflicting interest in the determination regarding the existence of a particular credit event. In addition, in the sovereign debt market, a credit default swap agreement may not provide the protection generally anticipated because the government issuer of the sovereign debt instruments may be able to restructure or renegotiate the debt in such a manner as to avoid triggering a credit event. Moreover, (1) sovereign debt obligations may not incorporate common, commercially acceptable provisions, such as collective action clauses, or (2) the negotiated restructuring of the sovereign debt may be deemed non-mandatory on all holders. As a result, the determination committee might then not be able to determine, or may be able to avoid having to determine, that a credit event under the credit default agreement has occurred.

For these and other reasons, the buyer of protection in a credit default swap agreement is subject to the risk that certain occurrences, such as particular restructuring events affecting the value of the underlying reference debt obligation, or the restructuring of sovereign debt, may not be deemed credit events under the credit default swap agreement. Therefore, if the credit default swap was purchased as a hedge or to take advantage of an anticipated increase in the value of credit protection for the underlying reference obligation, it may not provide any hedging benefit or otherwise increase in value as anticipated. Similarly, the seller of protection in a credit default swap agreement is subject to the risk that certain occurrences may be deemed to be credit events under the credit default swap agreement, even if these occurrences do not adversely impact the value or creditworthiness of the underlying reference debt obligation.

Interest rate swaps. An interest rate swap is an agreement between two parties to exchange interest rate payment obligations. Typically, one party’s obligation is based on an interest rate fixed to maturity while the other party’s obligation is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, Secured Overnight Financing Rate (SOFR), prime rate, commercial paper rate, or other benchmarks). Alternatively, both payment obligations may be based on an interest rate that changes in accordance with changes in a designated benchmark (also known as a “basis swap”). In a basis swap, the rates may be based on different benchmarks (for example, SOFR versus commercial paper) or on different terms of the same benchmark (for example, one-month SOFR versus three-month SOFR). Each party’s payment obligation under an interest rate swap is determined by reference to a specified “notional” amount of money. Therefore, interest rate swaps generally do not involve the delivery of securities, other underlying instruments, or principal amounts; rather they entail the exchange of cash payments based on the application of the designated interest rates to the notional amount. Accordingly, barring swap counterparty or FCM default, the risk of loss in an interest rate swap is limited to the net amount of interest payments that the Fund is obligated to make or receive (as applicable), as well as any early termination payment payable by or to the Fund upon early termination of the swap.

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By swapping fixed interest rate payments for floating payments, an interest rate swap can be used to increase or decrease the Fund’s exposure to various interest rates, including to hedge interest rate risk. Interest rate swaps are generally used to permit the party seeking a floating rate obligation the opportunity to acquire such obligation at a rate lower than is directly available in the credit markets, while permitting the party desiring a fixed-rate obligation the opportunity to acquire such a fixed-rate obligation, also frequently at a rate lower than is directly available in the credit markets. The success of such a transaction depends in large part on the availability of fixed-rate obligations at interest (or coupon) rates low enough to cover the costs involved. Similarly, a basis swap can be used to increase or decrease the Fund’s exposure to various interest rates, including to hedge against or speculate on the spread between the two indexes, or to manage duration. An interest rate swap transaction is affected by change in interest rates, which, in turn, may affect the prepayment rate of any underlying debt obligations upon which the interest rate swap is based.

Inflation index swaps. An inflation index swap is a contract between two parties, whereby one party makes payments based on the cumulative percentage increase in an index that serves as a measure of inflation (typically, the Consumer Price Index) and the other party makes a regular payment based on a compounded fixed rate. Each party’s payment obligation under the swap is determined by reference to a specified “notional” amount of money. Typically, an inflation index swap has payment obligations netted and exchanged upon maturity. The value of an inflation index swap is expected to change in response to changes in the rate of inflation. If inflation increases at a faster rate than anticipated at the time the swap is entered into, the swap will increase in value. Similarly, if inflation increases at a rate slower than anticipated at the time the swap is entered into, the swap will decrease in value.

Equity total return swaps. A total return swap (also sometimes referred to as a synthetic equity swap or “contract for difference” when written with respect to an equity security or basket of equity securities) is an agreement between two parties under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying reference instrument or index thereof taken place. For example, one party agrees to pay the other party the total return earned or realized on the notional amount of an underlying equity security and any dividends declared with respect to that equity security. In return the other party makes payments, typically at a floating rate, calculated based on the notional amount.

Options on swap agreements. An option on a swap agreement generally is an OTC option (see the discussion above on OTC options) that gives the buyer of the option the right, but not the obligation, in return for payment of a premium to the seller, to enter into a previously negotiated swap agreement, or to extend, terminate or otherwise modify the terms of an existing swap agreement. The writer (seller) of an option on a swap agreement receives premium payments from the buyer and, in exchange, becomes obligated to enter into or modify an underlying swap agreement upon the exercise of the option by the buyer. When the Fund purchases an option on a swap agreement, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised, plus any related transaction costs.

There can be no assurance that a liquid secondary market will exist for any particular option on a swap agreement, or at any particular time, and the Fund may have difficulty affecting closing transactions in particular options on swap agreements. Therefore, the Fund may have to exercise the options that it purchases in order to realize any profit and take delivery of the underlying swap agreement. The Fund could then incur transaction costs upon the sale or closing out of the underlying swap agreement. In the event that the option on a swap is exercised, the counterparty for such option would be the same counterparty with whom the Fund entered into the underlying swap.

However, if the Fund writes (sells) an option on a swap agreement, the Fund is bound by the terms of the underlying swap agreement upon exercise of the option by the buyer, which may result in losses to the Fund in excess of the premium it received. Options on swap agreements involve the risks associated with derivative instruments generally, as described above, as well as the additional risks associated with both options and swaps generally.

Options on swap agreements are considered to be swaps for purposes of CFTC regulation. Although they are traded OTC, the CFTC may in the future designate certain options on swaps as subject to mandatory clearing. For more information, see “Cleared swaps” and “Risks of cleared swaps.”

An option on an interest rate swap (also sometimes referred to as a “swaption”) is a contract that gives the purchaser the right, but not the obligation, in return for payment of a premium, to enter into a new interest rate swap. A pay fixed option on an interest rate swap gives the buyer the right to establish a position in an interest rate swap where the buyer will pay (and the writer will receive) the fixed-rate cash flows and receive (and the writer will pay) the floating-rate cash flows. In general, most options on interest rate swaps are “European” exercise, which means that they can only be exercised at the end of the option term. Depending on the movement of interest rates between the time of purchase and expiration, the value of the underlying interest rate swap and therefore also the value of the option on the interest rate swap will change.

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An option on a credit default swap is a contract that gives the buyer the right (but not the obligation), in return for payment of a premium to the option seller, to enter into a new credit default swap on a reference entity at a predetermined spread on a future date. This spread is the price at which the contract is executed (the option strike price). Similar to a put option, in a payer option on a credit default swap, the option buyer pays a premium to the option seller for the right, but not the obligation, to buy credit protection on a reference entity (e.g., a particular portfolio security) at a predetermined spread on a future date. Similar to a call option, in a receiver option on a credit default swap the option buyer pays a premium for the right, but not the obligation to sell credit default swap protection on a reference entity or index. Depending on the movement of market spreads with respect to the particular referenced debt securities between the time of purchase and expiration of the option, the value of the underlying credit default swap and therefore the value of the option will change. Options on credit default swaps currently are traded OTC and the specific terms of each option on a credit default swap are negotiated directly with the counterparty.

Commodity-linked total return swaps. A commodity-linked total return swap is an agreement between two parties under which the parties agree to exchange a fixed return or interest rate on the notional amount of the swap for the return of a particular commodities index, commodity contract or basket of commodity contracts as if such notional amount had been invested in such index, commodity contract or basket of commodity contracts. For example, one party agrees to pay the other party the return on a particular index multiplied by the notional amount of the swap. In return, the other party makes periodic payments, such as at a floating interest rate, calculated based on such notional amount. If the commodity swap is for one period, the Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the SOFR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.

Risks of swaps generally. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the Adviser correctly to predict which types of investments are likely to produce greater returns. If the Adviser, in using swap agreements, is incorrect in its forecasts of market values, interest rates, inflation, currency exchange rates or other applicable factors, the investment performance of the Fund will be less than its performance would have been if it had not used the swap agreements.

The risk of loss to the Fund for swap transactions that are entered into on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to the Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If the Fund is obligated to pay the net amount, the Fund’s risk of loss is generally limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In addition, the Fund’s risk of loss also includes any margin at risk in the event of default by the counterparty (in an uncleared swap) or the central counterparty or FCM (in a cleared swap), plus any transaction costs.

Because bilateral swap agreements are structured as two-party contracts and may have terms of greater than seven days, these swaps may be considered to be illiquid and, therefore, subject to the Fund’s limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, the Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually widespread between the price at which they are prepared to buy and the price at which they are prepared to sell. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. However, the swap markets have grown substantially in recent years, with a large number of financial institutions acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become increasingly liquid. In addition, central clearing and the trading of cleared swaps on public facilities are intended to increase liquidity. The Adviser, under the supervision of the Board, is responsible for determining and monitoring the liquidity of the Fund’s swap transactions.

Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swaps, whether cleared or uncleared. This information is available to regulators and, also, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data is intended to result in greater market transparency. This may be beneficial to funds that use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of the funds’ identities as intended.

Certain U.S. Internal Revenue Service (“IRS”) positions may limit the Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences. For more information about potentially changing regulation, see “Developing government regulation of derivatives” below.

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Risks of uncleared swaps. Uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges. As a result, swap participants may not be as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. The Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, the Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. In unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.

Risks of cleared swaps. As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by the Fund.

Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position, or the central counterparty in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

With cleared swaps, the Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in margin above the margin that is required at the initiation of the swap agreement.

Finally, the Fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the Fund may be required to break the trade and make an early termination payment to the executing broker.

Combined transactions. The Fund may enter into multiple derivative instruments, and any combination of derivative instruments as part of a single or combined strategy (a “Combined Transaction”) when the Adviser believes it is in the best interests of the Fund to do so. A Combined Transaction will usually contain elements of risk that are present in each of its component transactions.

Although Combined Transactions are normally entered into based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal(s), it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Securities Lending

If approved by the Board, the Fund may lend portfolio securities to certain creditworthy borrowers. The borrowers provide collateral that is maintained in an amount at least equal to the current value of the securities loaned. The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives the value of any interest or cash or non-cash distributions paid on the securities that it lends. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the Fund or through one or more joint accounts or money market funds, which may include those managed by the Adviser.

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The Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board who administer the lending program for the Fund in accordance with guidelines approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from the Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return the Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

Repurchase Agreements

The Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next Business Day). A “Business Day” is any day on which the New York Stock Exchange (“NYSE”) is open for regular trading. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Fund’s custodian bank until repurchased. No more than an aggregate of 15% of the Fund’s net assets will be invested in illiquid securities, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Dollar Rolls

A dollar roll transaction involves a sale by the Fund of a security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. A dollar roll may be considered a borrowing giving rise to leverage. The securities that are repurchased will bear the same interest rate and a similar maturity as those sold, but the assets collateralizing these securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional investments, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of dollar rolls. Dollar rolls involve the risk that the market value of the securities subject to the Fund’s forward purchase commitment may decline below, or the market value of the securities subject to the Fund’s forward sale commitment may increase above, the exercise price of the forward commitment. In the event the buyer of the securities files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the current sale portion of the transaction may be restricted. Rule 18f-4 under the 1940 Act permits the Fund to invest in securities on a forward-settling basis, or with a non-standard settlement cycle, notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the Delayed-Settlement Securities Provision). A forward-settling, or non-standard settlement cycle security that does not satisfy the Delayed-Settlement Securities Provision is treated as a derivatives transaction under Rule 18f-4.

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Tax Risks

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Shares.

INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed with respect to the Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

Except with the approval of a majority of the outstanding voting securities, the Fund may not:

1.	Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act.
2.	Make loans, except to the extent permitted under the 1940 Act.
3.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from investing in securities or other instruments backed by real estate, real estate investment trusts (“REITs”) or securities of companies engaged in the real estate business.
4.	Purchase or sell commodities unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.
5.	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act.
6.	Concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries except that the Fund will indirectly maintain an inverse economic exposure to the industries in which the Index’s constituents are assigned. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by securities of the U.S. government (including its agencies and instrumentalities), registered investment companies and tax-exempt securities of state or municipal governments and their political subdivisions, are not considered to be issued by members of any industry.

In determining its compliance with the fundamental investment restriction on concentration, the Fund will look through to the underlying holdings of any affiliated investment company and will consider its entire investment in any investment company with a policy to concentrate, or having otherwise disclosed that it is concentrated, in a particular industry or group of related industries as being invested in such industry or group of related industries. Additionally, in determining its compliance with the fundamental investment restriction on concentration, the Fund will look through to the user or use of private activity municipal bonds to determine their industry.

For purposes of applying the limitation set forth in the concentration policy set forth above, the Fund may use the Standard Industrial Classification (SIC) Codes, North American Industry Classification System (NAICS) Codes, MSCI Global Industry Classification System, FTSE/Dow Jones Industry Classification Benchmark (ICB) system, or any other reasonable industry classification system (including systems developed by the Adviser) to identify each industry. The Fund’s method applying the limitations in the above concentration policy, including the classification levels used, may differ from those of the Trust’s other series.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid investments will be observed continuously.

EXCHANGE LISTING AND TRADING

Shares are listed for trading and trade throughout the day on the Exchange.

There can be no assurance that the Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of Shares. The Exchange may, but is not required to, remove Shares of the Fund from the listing under any of the following circumstances: (1) the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 of the Investment Company Act of 1940; (2) the Fund no longer complies with the Exchange’s requirements for Shares; or (3) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove Shares of the Fund from listing and trading upon termination of the Fund.

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The Trust reserves the right to adjust the price levels of Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

MANAGEMENT OF THE TRUST

Board Responsibilities. The Board oversees the management and operations of the Trust. Like all registered investment companies, the day-to-day management and operation of the Trust is the responsibility of the various service providers to the Trust, such as the Adviser, the Distributor, the Administrator, the Sub-Administrator, the Custodian, and the Transfer Agent, each of whom is discussed in greater detail in this Statement of Additional Information. The Board has appointed various senior employees of the Administrator as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. In conducting this oversight, the Board receives regular reports from these officers and the service providers. For example, the Treasurer reports as to financial reporting matters and the President reports as to matters relating to the Trust’s operations. In addition, the Adviser provides regular reports on the investment strategy and performance of the Fund. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. These reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent operations. In addition, various members of the Board also meet with management in less formal settings, between formal “Board Meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

As part of its oversight function, the Board receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.), the oversight of different types of risks is handled in different ways. For example, the Board meets regularly with the CCO to discuss compliance and operational risks and the Audit Committee meets with the Treasurer and the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function.

The full Board also receives reports from the Adviser as to investment risks of the Fund. In addition to these reports, from time to time the full Board receives reports from the Administrator and the Adviser as to enterprise risk management.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures, and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available, or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are five members of the Board, three of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”). Mr. Eric W. Falkeis serves as Chairman of the Board and is an interested person of the Trust.

The Board is composed of a majority (60 percent) of Independent Trustees. The Board has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Board has a Lead Independent Trustee, who acts as the primary liaison between the Independent Trustees and management. Ms. Michelle McDonough currently serves as the Lead Independent Trustee of the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

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Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o Tidal Trust II, 234 West Florida Street, Suite 700, Milwaukee, Wisconsin 53204.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees (3)
Javier Marquina Born: 1973	Trustee	Indefinite term; since 2022	Founder and Chief Executive Officer of ARQ Consultants Inc. (since 2019) a firm specializing in cross border real estate investments; Interim CEO for the Americas of Acciona Inmobiliaria (2020 to 2021); Head of Investment Team for Latin America for GLL Real Estate Partners (2016 to 2020).	393	Board Vice-Chairman of Inmobiliaria Spectrum (Guatemala and UK); Independent Board Member of LATAM Logistics Properties S.A. (Columbia, Peru and Costa Rica); Independent Board Member of Logistic Properties of the Americas.
Michelle McDonough Born: 1980	Trustee	Indefinite term; since 2022	Chief Operating Officer, Trillium Asset Management LLC (2010 to 2024)	393	Trillium Asset Management, LLC (2020 to 2024)
Dave Norris Born: 1976	Trustee	Indefinite term; since 2022	Consulting work for Rubin Brown, CPA services (since 2024); Consulting work with RedRidge Diligence Services (2023 to 2024); Chief Operating Officer, RedRidge Diligence Services (2011 to 2023)	393	None
Interested Trustees
Eric W. Falkeis (4) Born: 1973	Principal Executive Officer, Trustee, and Chairman	Principal Executive Officer since 2022, Indefinite term; Trustee, and Chairman, since 2022, Indefinite term	Chief Operating Officer, Tidal Investments LLC (since 2023); Chief Executive Officer, Tidal ETF Services LLC (since 2018).	551	Independent Director, Muzinich Direct Lending Income Fund, Inc. (since 2023); Independent Director, Muzinich BDC, Inc. (since 2019); Trustee, Professionally Managed Portfolios (27 series) (since 2011); Trustee and Chairman of Tidal Trust I (since 2018); Trustee and Chairman of Tidal Trust III (since 2025); Trustee and Chairman of Tidal Trust IV (since 2025); Trustee and Chairman of Tidal Trust V (since 2025).
Domenick Pugliese (5) Born: 1961	Trustee	Indefinite term; since 2026	Partner, Sullivan & Worcester LLP (a law firm) (2019 to present).	393	None.

(1)	The Trustees have designated a mandatory retirement age of 78, such that each Trustee, serving as such on the date he or she reaches the age of 78, shall submit his or her resignation not later than the last day of the calendar year in which his or her 78th birthday occurs.
(2)	The group of Funds sponsored by Tidal and managed by the Adviser or its affiliates, including Tidal Trust I, Tidal Trust II, Tidal Trust III, Tidal Trust IV and Tidal Trust V.
(3)	All Independent Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (the “Independent Trustees”).
(4)	Mr. Falkeis is considered an “interested person” of the Trust due to his positions as Principal Executive Officer and Chairman of the Trust, and Chief Executive Officer of Tidal ETF Services LLC, a Tidal Financial Group company and an affiliate of the Adviser.
(5)	Mr. Pugliese, is a partner of Sullivan & Worcester LLP, which serves as legal counsel to the Trust. Mr. Pugliese has served as the lead partner representing the Trust and the Trust’s Independent trustees. As the lead partner in the firm that serves as legal counsel to the Trust, Mr. Pugliese is considered an “interested person,” of the Trust as defined under the 1940 Act.

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Individual Trustee Qualifications.

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their service as Trustees of the Trust in light of the Trust’s business and structure. Each of the Trustees has substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and access information provided to them. Certain of these business and professional experiences are set forth in detail in the table above. The Board annually conducts a ‘self-assessment’ wherein the effectiveness of the Board and individual Trustees is reviewed.

In addition to the information provided in the table above, below is certain additional information concerning each particular Trustee and certain of their Trustee Attributes. The information provided below, and in the table above, is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to serve effectively as Trustees of the Trust.

The Board has concluded that Mr. Marquina should serve as a Trustee because of his substantial business experience related to commercial real estate investment and business development through his current position as CEO and Founder at ARQ Consultants Inc., as well as through former positions. Mr. Marquina’s experience, qualifications, attributes, or skills, on an individual basis and in combination with those of the other Trustees, led to the Board’s conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

The Board has concluded that Ms. McDonough should serve as a Trustee because of her substantial financial services experience, including experience with operations, compliance, IT, service provider oversight and management. For over a decade, Ms. McDonough served as COO of Trillium Asset Management and in that capacity oversaw all non-investment functions for the firm. Ms. McDonough’s experience, qualifications, attributes, or skills, on an individual basis and in combination with those of the other Trustees, led to the Board’s conclusion that she possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

The Board has concluded that Mr. Norris should serve as a Trustee because of his substantial experience across a multitude of industries and operated businesses. Mr. Norris’ business operation experience consists of capital raising, business development, investor relations, strategic planning, treasury management, deal execution, restructuring, and oversight of back-office functions. Mr. Norris serves as the Trust’s Audit Committee Financial Expert. Mr. Norris’ experience, qualifications, attributes, or skills, on an individual basis and in combination with those of the other Trustees, led to the Board’s conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

The Board has concluded that Mr. Falkeis should serve as a Trustee because of his substantial investment company experience and his experience with financial, accounting, investment, and regulatory matters through his former position as Senior Vice President and Chief Financial Officer (and other positions) of U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Global Fund Services” or the “Transfer Agent”), a full service provider to ETFs, mutual funds, and alternative investment products, from 1997 to 2013, as well as a Trustee and Chairman of Tidal Trust I, from 2018 to present, Trustee and Chairman of Tidal Trust III, from 2025 to present, Trustee and Chairman of Tidal Trust IV, from 2025 to present, and Trustee and Chairman of Tidal Trust V, from 2025 to present. In addition, he has experience consulting with investment advisors regarding the legal structure of mutual funds, distribution channel analysis, and actual distribution of those funds. Mr. Falkeis also has substantial managerial, operational, technological, and risk oversight related experience through his former position as Chief Operating Officer of the advisers to the Direxion mutual fund and ETF complex. Mr. Falkeis’ experience, qualifications, attributes, or skills on an individual basis and in combination with those of the other Trustees led to the Board’s conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

The Board has concluded that Mr. Pugliese should serve as a Trustee because of his substantial and deep experience in the investment company industry, working with registered investment companies and their boards on all aspects of investment company regulation for more than 35 years. From his experience serving as counsel to mutual funds and exchange traded funds and as counsel to fund boards, as well as his specific experience serving as counsel to the Trust and its Independent Trustees, Mr. Pugliese has intimate knowledge of Board operations and responsibilities, the Trust and the Adviser, their products, operations, personnel and resources Mr. Pugliese’s extensive knowledge of the investment management industry, boards’ operations and responsibilities and the operation and oversight of exchange-traded funds led to the Board’s conclusion that he is valuable to the Board in its oversight of the Trust.

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Board Committees. The Board has established the following standing committees of the Board:

Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees of the Trust and is chaired by an Independent Trustee. Mr. Norris is chair of the Audit Committee and he presides at the Audit Committee meetings, participates in formulating agendas for Audit Committee meetings, and coordinates with management to serve as a liaison between the Independent Trustees and management on matters within the scope of responsibilities of the Audit Committee as set forth in its Board-approved written charter. The chair of the Audit Committee may delegate certain tasks to a vice chair. Ms. McDonough currently serves as vice chair of the Audit Committee. The principal responsibilities of the Audit Committee include overseeing the Trust’s accounting and financial reporting policies and practices and its internal controls; overseeing the quality, objectivity and integrity of the Trust’s financial statements and the independent audits thereof; monitoring the independent auditor’s qualifications, independence, and performance; acting as a liaison between the Trust’s independent auditors and the full Board; pre-approving all auditing services to be performed for the Trust; reviewing the compensation and overseeing the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; pre-approving all permitted non-audit services (including the fees and terms thereof) to be performed for the Trust; pre-approving all permitted non-audit services to be performed for any investment adviser or sub-adviser to the Trust by any of the Trust’s independent auditors if the engagement relates directly to the operations and financial reporting of the Trust; meeting with the Trust’s independent auditors as necessary to (1) review the arrangement for and scope of the annual audits and any special audits, (2) discuss any matters of concern relating to the Fund’s financial statements, (3) consider the independent auditors’ comments with respect to the Trust’s financial policies, procedures and internal accounting controls and Trust management’s responses thereto, and (4) review the form of opinion the independent auditors propose to render to the Board and the Fund’s shareholders; discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Fund’s financial statements; and reviewing and discussing reports from the independent auditors on (1) all critical accounting policies and practices to be used, (2) all alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, (3) other material written communications between the independent auditor and management, including any management letter, schedule of unadjusted differences, or management representation letter, and (4) all non-audit services provided to any entity in the Trust that were not pre-approved by the Committee; and reviewing disclosures made to the Committee by the Trust’s principal executive officer and principal accounting officer during their certification process for the Fund’s Form N-CSR. For the fiscal year ending October 31, 2025, the Audit Committee met once   with respect to the Fund.

The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially escalating further to other entities). For the fiscal year ending October 31, 2025, the QLCC did not meet with respect to the Trust.

Nominating and Governance Committee. The Board has a standing Nominating and Governance Committee that is composed of each of the Independent Trustees of the Trust and Mr. Pugliese. The Nominating and Governance Committee operates under a written charter approved by the Board. The Nominating and Governance Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time and meets only as necessary. The Nominating and Governance Committee generally will not consider nominees recommended by shareholders. The Nominating and Governance Committee is also responsible for, among other things, reviewing and making recommendations regarding Independent Trustee compensation and the Trustees’ annual “self-assessment.” Mr. Pugliese is the chair of the Nominating and Governance Committee. The Nominating and Governance Committee meets periodically, as necessary, but at least annually. For the fiscal year ending October 31, 2025, the Nominating and Governance Committee met one time   with respect to the Trust.

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Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. The address of each officer of the Trust is c/o Tidal Trust II, 234 W Florida St, Suite 700, Milwaukee, Wisconsin 53204, unless otherwise indicated. Additional information about the Trust’s officers is as follows:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Eric W. Falkeis(1) Born: 1973	Principal Executive Officer, Interested Trustee, Chairman	Principal Executive Officer since 2022, Indefinite term; Interested Trustee, Chairman, since 2022, Indefinite term	Chief Operating Officer, Tidal Investments LLC (since 2023); Chief Executive Officer, Tidal ETF Services LLC (since 2018).
William H. Woolverton, Esq. Born: 1951	Chief Compliance Officer and AML Compliance Officer	AML Compliance Officer since 2023, Indefinite term; Chief Compliance Officer, Indefinite term; since 2022	Chief Compliance Officer (since 2023), Compliance Adviser (2022 to 2023), Tidal Investments LLC; Senior Compliance Adviser, ACA Global (2020 to 2023); Director, Hadron Specialty Insurance Company (since 2023) Operating Partner, Altamont Capital Partners (private equity firm) (2021 to present).
Ally L. Mueller Born: 1979	President	Indefinite term; since 2025	SVP of Launches & Client Success Management (since 2025), VP of Launches & Client Success Management (2024 to 2025), Head of ETF Launches and Client Success (2023 to 2024), Head of ETF Launches and Finance Director (2019 to 2023), Tidal ETF Services LLC.
Aaron J. Perkovich Born: 1973	Treasurer, Principal Financial Officer, and Principal Accounting Officer	Indefinite term; since 2023	SVP of Fund Administration (since 2024), Head of Fund Administration (2023 to 2024), Fund Administration Manager (2022 to 2023), Tidal ETF Services LLC; Assistant Director Investments, Mason Street Advisors, LLC (2021 to 2022); Vice President, U.S. Bancorp Fund Services, LLC (2006 to 2021).
Lissa M. Richter Born: 1979	Vice President	Indefinite term; since 2025	VP of Fund Governance and Compliance (since 2024), ETF Regulatory Manager, Tidal ETF Services LLC (2021 to 2024).
Kelly J. Lavari Born: 1967	Secretary	Indefinite term; since 2025	VP of Fund Governance and Compliance (since 2024), Fund Governance Specialist (2023 to 2024), Compliance Manager – Global Credit Finance, State Street Bank & Trust (2016 to 2023).
Peter Chappy Born: 1975	Assistant Treasurer	Indefinite term; since 2023	AVP of Fund Administration (since 2024), Fund Administration Manager, Tidal ETF Services LLC (2023 to 2024); Product Owner, Allvue Systems (2022 to 2023); Senior Business Consultant, Refinitiv (2015 to 2022).
Melissa Breitzman Born: 1983	Assistant Treasurer	Indefinite term; since 2023	VP of Fund Administration (since 2024), Fund Administration Manager, Tidal ETF Services LLC (2023 to 2024); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2005 to 2023).

(1)	Mr. Falkeis is considered an interested person of the Trust due to his positions as Principal Executive Officer and Chairman of the Trust, and Chief Executive Officer of Tidal ETF Services LLC, a Tidal Financial Group company and an affiliate of the Adviser.

Trustee Ownership of Shares. The Fund is required to show the dollar amount ranges of each Trustee’s “beneficial ownership” of Shares and each other series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

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As of December 31, 2025, the following Trustee beneficially owned shares of certain other series of the Trust as follows, and no other Trustee owned shares of any series of the Trust:

Name of Trustee	Dollar Range of Shares Owned in the Fund	Aggregate Dollar Range of Shares of Series of the Trust
Javier Marquina	None	Over $100,000

As of December 31, 2025, neither the Independent Trustees nor members of their immediate family, owned securities beneficially or of record in the Adviser, the Distributor (as defined below), or an affiliate of the Adviser or Distributor. Accordingly, neither the Independent Trustees nor members of their immediate family, have direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Distributor or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser, the Distributor or any affiliate thereof was a party.

Board Compensation

As of January 1, 2026, the Independent Trustees and Mr. Pugliese each receive a quarterly retainer of $35,000 plus $10,000 for each regular meeting attended and $3,000 for each special meeting attended. The Independent Trustees and Mr. Pugliese also receive reimbursement for travel and other out-of-pocket expenses incurred in connection with serving as a Trustee. In addition, the Lead Independent Trustee receives an annual retainer of $60,000, the Audit Committee Chair receives an annual retainer of $60,000, the Audit Committee vice chair receives an annual retainer of $30,000, and the Nominating and Governance Committee Chair receives an annual retainer of $20,000. The Trust has no pension or retirement plan.

From July 1, 2025 to December 31, 2025, the Independent Trustees each received a quarterly retainer of $25,000 plus $8,000 for each regular meeting attended and $3,000 for each special meeting attended. The Independent Trustees also received reimbursement for travel and other out-of-pocket expenses incurred in connection with serving as a Trustee. In addition, the Lead Independent Trustee received an annual retainer of $60,000, the Audit Committee Chair received an annual retainer of $60,000 and the Audit Committee Vice-Chair received an annual retainer of $20,000.

From January 1, 2025 through June 30, 2025, the Independent Trustees each received a quarterly retainer of $25,000 plus $5,000 for each meeting attended. The Independent Trustees also received reimbursement for travel and other out-of-pocket expenses incurred in connection with serving as a Trustee. In addition, the Lead Independent Trustee received an annual retainer of $35,000 and the Audit Committee Chair received an annual retainer of $30,000.

Prior to January 1, 2025, the Independent Trustees each received $25,000 for each regular quarterly meeting attended and $2,500 for each special meeting attended, as well as reimbursement for travel and other out-of-pocket expenses incurred in connection with serving as a Trustee. In addition, the Lead Independent Trustee received an annual retainer of $25,000 and the Audit Committee Chair received an annual retainer of $20,000.

The following table shows the compensation earned by each Trustee for the Fund’s fiscal period ended October 31, 2025. Independent Trustee fees are an obligation of the Trust and are paid by the Adviser, as are other Trust expenses. The Trust pays the Adviser a unitary fee which the Adviser uses to pay Trust expenses. Trustee compensation shown below does not include reimbursed out-of-pocket expenses in connection with attendance at meetings.

Name	Aggregate Compensation From the Fund	Total Compensation From Fund Complex Paid to Trustees
Interested Trustees
Eric W. Falkeis	$0	$0
Domenick Pugliese*	$0	$0
Independent Trustees
Javier Marquina	$0	$162,500
Michelle McDonough	$0	$228,000
David Norris	$0	$207,500

* Mr. Pugliese’s appointment as Trustee occurred after the close of the Fund’s fiscal year ended October 31, 2025.

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PRINCIPAL SHAREHOLDERS, CONTROL PERSONS AND MANAGEMENT OWNERSHIP

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding Shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund.

As of February 3, 2026, to the best of the Trust’s knowledge, the following shareholders were considered to be principal shareholders of the Fund:

Name and Address	% of Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	43.94%	Record
National Financial Services LLC 245 Summer Street Boston, MA 02210	15.32%	Record
RBC Dominion Securities, Inc. 200 Bay Street, 12th Floor, Royal Bank Plaza, South Tower Toronto, Ontario, M5J2J5, Canada	7.15%	Record
Interactive Brokers LLC 2 Pickwick Plaza Greenwich, CT 06830	6.89%	Record
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Customers 1 New York Plz, Fl 12 New York, NY 10004-1932	5.59%	Record

As of January 30, 2026, to the best of the Trust’s knowledge, no person was a control person of the Fund and the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Fund.

CODES OF ETHICS

The Trust and the Adviser have both adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust and the Adviser from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to the codes of ethics). Both code of ethics permits personnel subject to that code of ethics to invest in securities for their personal investment accounts, subject to certain limitations, including limitations related to securities that may be purchased or held by the Fund. The Distributor (as defined below) relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust or the Adviser and no officer, director, or general partner of the Distributor serves as an officer, director, or general partner of the Trust or the Adviser.

There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be found at the SEC’s website at https://www.sec.gov.

PROXY VOTING POLICIES

The Board has delegated proxy voting responsibilities to the Adviser, subject to the Board’s oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with the Fund’s and its shareholders’ best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser has adopted proxy voting policies and guidelines for this purpose (“Proxy Voting Policies”), which have been adopted by the Trust as the policies and procedures that will be used when voting proxies on behalf of the Fund.

In the absence of a conflict of interest, the Adviser will generally vote “for” routine proposals, such as the election of directors, approval of auditors, and amendments or revisions to corporate documents to eliminate outdated or unnecessary provisions. Unusual or disputed proposals will be reviewed and voted on a case-by-case basis. The Proxy Voting Policies address, among other things, material conflicts of interest that may arise between the interests of the Fund and the interests of the Adviser. The Proxy Voting Policies will ensure that all issues brought to shareholders are analyzed in light of the Adviser’s fiduciary responsibilities.

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The Trust’s Chief Compliance Officer is responsible for monitoring the effectiveness of the Proxy Voting Policies.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (866) 864-3968, (2) on the Fund’s website at www.yieldmaxetfs.com, or (3) on the SEC’s website at www.sec.gov.

INVESTMENT ADVISER

Tidal Investments LLC (“Tidal” or the “Adviser”), 234 West Florida Street, Suite 700, Milwaukee, Wisconsin 53204, serves as investment adviser to the Fund and has overall responsibility for the general management and administration of the Fund.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and oversight of the Board. The Adviser is responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions. Under the Advisory Agreement, the Adviser is also responsible for arranging transfer agency, custody, fund administration and accounting, and other related services necessary for the Fund to operate. The Adviser administers the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping, and administrative services. Under the Advisory Agreement, in exchange for a single unitary management fee from the Fund, the Adviser has agreed to pay all expenses incurred by the Fund except for the Excluded Expenses, as defined in the Prospectus. For services provided to the Fund, the Fund pays the Adviser a unitary management fee, which is calculated daily and paid monthly, at an annual rate of 0.99% based on the Fund’s average daily net assets.

The Advisory Agreement with respect to the Fund will continue in force for an initial period of two years. Thereafter, the Advisory Agreement will be renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom) at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Adviser or the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding Shares. The Advisory Agreement automatically terminates on assignment and is terminable on a 60-day written notice either by the Trust or the Adviser.

The Adviser shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding, or sale of any security.

The table below shows management fees paid by the Fund to the Adviser for the fiscal year/period indicated.

Management Fee
Fiscal year ended October 31, 2025	$107,179
August 14, 2024 (commencement of operations) to October 31, 2024	$8,465

PORTFOLIO MANAGERS

The Fund is managed by Jay Pestrichelli, Scott Snyder, and Matt Brandt, each a Portfolio Manager for the Adviser.

Other Accounts. In addition to the Fund, the portfolio managers managed the following other accounts as of October 31, 2025.

Jay Pestrichelli, Portfolio Manager of the Adviser

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance- Based Fee	Total Assets of Accounts Subject to a Performance- Based Fee (in millions)
Registered Investment Companies	73	$17,677	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

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Scott Snyder, Portfolio Manager of the Adviser

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance- Based Fee	Total Assets of Accounts Subject to a Performance- Based Fee (in millions)
Registered Investment Companies	17	$431	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Matt Brandt, Portfolio Manager of the Adviser

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance- Based Fee	Total Assets of Accounts Subject to a Performance- Based Fee (in millions)
Registered Investment Companies	6	$169	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Portfolio Manager Fund Ownership. The Fund is required to show the dollar range of each portfolio manager’s “beneficial ownership” of Shares as of the end of the most recently completed fiscal year. The dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. As of October 31, 2025, the portfolio managers did not own Shares of the Fund. As of December 31, 2025, Mr. Pestrichelli owned Shares in the range of $1-$10,000 of the Fund, and no other portfolio manager owned Shares of the Fund.

Portfolio Manager Compensation. Each portfolio manager is compensated by the Adviser with a base salary and discretionary bonus based on the financial performance and profitability of the Adviser and not based on the performance of the Fund. To the extent a portfolio manager is an equity owner of the Adviser, such portfolio manager may benefit indirectly from the revenue generated by the Fund’s Advisory Agreement with the Adviser.

Description of Material Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have similar investment objectives or strategies as the Fund. A potential conflict of interest may arise as a result, whereby a portfolio manager could favor one account over another. Another potential conflict could include a portfolio manager’s knowledge about the size, timing, and possible market impact of trades by the Fund, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. For instance, the portfolio managers may receive fees from certain accounts that are higher than the fees received from the Fund, or receive a performance-based fee on certain accounts. In those instances, a portfolio manager has an incentive to favor the higher and/or performance-based fee accounts over the Fund. To mitigate these conflicts, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts the firm manages are fairly and equitably allocated.

THE DISTRIBUTOR

The Trust and Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group (dba ACA Group) (the “Distributor”), are parties to a distribution agreement (“Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Fund and distributes Shares on a best efforts basis. Shares are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute Shares in amounts less than a Creation Unit and does not maintain a secondary market in Shares. The principal business address of the Distributor is 190 Middle Street, Suite 301, Portland, Maine 04101.

Under the Distribution Agreement, the Distributor, as agent for the Trust, will review orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor is a broker-dealer registered under the 1934 Act and a member of FINRA.

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or DTC participants (as defined below).

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The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (1) by the vote of the Trustees or by a vote of the shareholders of the Fund and (2) by the vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom) at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting Shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.

For the fiscal year ended October 31, 2025, the Fund did not incur underwriting commissions and the Distributor did not receive any amounts.

Intermediary Compensation. The Adviser or its affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to the Fund or its shareholders), may pay certain broker dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing and educational training or support. These arrangements are not financed by the Fund and, thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Fund’s Prospectus and they do not change the price paid by investors for the purchase of Shares or the amount received by a shareholder as proceeds from the redemption of Shares.

Such compensation may be paid to Intermediaries that provide services to the Fund, including marketing and education support (such as through conferences, webinars and printed communications). The Adviser will periodically assess the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend the Fund over other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professional if they receive similar payments from their Intermediary firm.

Intermediary information is current only as of the date of this SAI. Please contact your adviser, broker or other investment professional for more information regarding any payments their Intermediary firm may receive. Any payments made by the Adviser or its affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy Shares.

If you have any additional questions, please call (866) 864-3968.

Distribution (Rule 12b-1) Plan. The Trust has adopted a Distribution (Rule 12b-1) Plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. No payments pursuant to the Plan are expected to be made during the twelve (12) month period from the date of this SAI. Rule 12b-1 fees to be paid by the Fund under the Plan may only be imposed after approval by the Board.

Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Independent Trustees”). None of the Independent Trustees have a direct or indirect financial interest in the Plan or any agreements related to the Plan. The Plan may be continued from year-to-year only if the Board, including a majority of the Independent Trustees, concludes at least annually that continuation of the Plan is likely to benefit shareholders. The Board has determined that the Plan is likely to benefit the Fund by providing an incentive for brokers, dealers, and other financial intermediaries to engage in sales and marketing efforts on behalf of the Fund and to provide enhanced services to shareholders. The Board also determined that the Plan may enhance the Fund’s ability to sell shares and access important distribution channels.

The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding Shares. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Independent Trustees.

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The Plan provides that the Fund pays the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, and insurance companies including, without limit, investment counselors, broker-dealers, and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with FINRA rules concerning sales charges.

Under the Plan, subject to the limitations of applicable law and regulations, the Fund is authorized to compensate the Distributor up to the maximum amount to finance any activity primarily intended to result in the sale of Creation Units of the Fund or for providing, or arranging for others to provide, shareholder services and for the maintenance of shareholder accounts. Such activities may include, but are not limited to: (1) delivering copies of the Fund’s then current reports, prospectuses, notices, and similar materials, to prospective purchasers of Creation Units; (2) marketing and promotional services, including advertising; (3) paying the costs of and compensating others, including Authorized Participants with whom the Distributor has entered into written Authorized Participant Agreements, for performing shareholder servicing on behalf of the Fund; (4) compensating certain Authorized Participants for providing assistance in distributing the Creation Units of the Fund, including the travel and communication expenses and salaries and/or commissions of sales personnel in connection with the distribution of the Creation Units of the Fund; (5) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, and investment counselors, broker-dealers, mutual fund supermarkets, and the affiliates and subsidiaries of the Trust’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance; (6) facilitating communications with beneficial owners of Shares, including the cost of providing, or paying others to provide, services to beneficial owners of Shares, including, but not limited to, assistance in answering inquiries related to Shareholder accounts; and (7) such other services and obligations as are set forth in the Distribution Agreement.

ADMINISTRATOR

Tidal ETF Services LLC (the “Administrator”), a Tidal Financial Group company and an affiliate of the Adviser, serves as the Fund’s administrator. The Administrator is located at 234 West Florida Street, Suite 700, Milwaukee, Wisconsin 53204. Pursuant to the Fund Administration Servicing Agreement between the Trust and the Administrator, the Administrator provides the Trust with, or arranges for, administrative, compliance, and management services (other than investment advisory services) to be provided to the Trust and the Board. Pursuant to the Fund Administration Servicing Agreement, officers or employees of the Administrator serve as the Trust’s principal executive officer, principal financial officer, and chief compliance officer, the Administrator coordinates the payment of Fund-related expenses, and the Administrator manages the Trust’s relationships with its various service providers. As compensation for the services it provides, the Administrator receives a fee based on the Fund’s average daily net assets, subject to a minimum annual fee. The Administrator also is entitled to certain out-of-pocket expenses for the services mentioned above.

The table below shows fees paid for administration services to the Administrator by the Adviser with respect to the Fund for the fiscal year/period indicated.

Fees Paid to the Administrator
Fiscal year ended October 31, 2025	$50,000
August 14, 2024 (commencement of operations) to October 31, 2024	$10,656

SUB-ADMINISTRATOR AND TRANSFER AGENT

Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s sub-administrator and transfer agent.

Pursuant to a Fund Sub-Administration Servicing Agreement and a Fund Accounting Servicing Agreement between the Trust and Global Fund Services, Global Fund Services provides the Trust with administrative and management services (other than investment advisory services) and accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports. In this capacity, Global Fund Services does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Shares. As compensation for the administration, accounting and management services, the Adviser pays Global Fund Services a fee based on the Fund’s average daily net assets, subject to a minimum annual fee. Global Fund Services also is entitled to certain out-of-pocket expenses for the services mentioned above, including pricing expenses.

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The table below shows fees paid for sub-administration services to Global Fund Services by the Adviser with respect to the Fund for the fiscal year/period indicated.

Fees Paid to the Sub-Administrator
Fiscal year ended October 31, 2025	$27,500
August 14, 2024 (commencement of operations) to October 31, 2024	$5,861

CUSTODIAN

Pursuant to a Custody Agreement, U.S. Bank National Association (“U.S. Bank”), 1555 North Rivercenter Drive, Milwaukee, Wisconsin 53212, serves as the custodian (the “Custodian”) of the Fund’s assets. U.S. Bank is the parent company of Global Fund Services. The Custodian holds and administers the assets in the Fund’s portfolio. Pursuant to the Custody Agreement, the Custodian receives an annual fee from the Adviser based on the Trust’s total average daily net assets, subject to a minimum annual fee, and certain settlement charges. The Custodian also is entitled to certain out-of-pocket expenses.

LEGAL COUNSEL

Sullivan & Worcester LLP, 1251 Avenue of Americas, New York, NY 10020, serves as legal counsel for the Trust and the Independent Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd., 1835 Market Street, Suite 310, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Fund. Its services include auditing the Fund’s financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Board has adopted a policy regarding the disclosure of information about the Fund’s security holdings. The Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business and through financial reporting and news services including publicly available internet web sites. In addition, the composition of the Deposit Securities is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”).

DESCRIPTION OF SHARES

The Third Amended and Restated Declaration of Trust (“Declaration of Trust”) authorizes the issuance of an unlimited number of funds and shares. Each share represents an equal proportionate interest in the Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing Shares will not be issued. Shares, when issued, are fully paid and non-assessable.

Each Share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds in the Trust vote together as a single class, except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. The Trust will call for a meeting of shareholders to consider the removal of one or more Trustees and other certain matters upon the written request of shareholders holding at least a majority of the outstanding shares of the Trust entitled to vote at such meeting. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

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LIMITATION OF TRUSTEES’ LIABILITY

The Third Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee or officer of the Trust, and upon the due approval of the Trustees, each person who is, or has been an employee or agent of the Trust, and, upon due approval of the Trustees, any person who is serving or has served at the Trust’s request as a director, officer, partner, trustee, employee, agent, or fiduciary of another organization with respect to any alleged acts or omissions while acting within the scope of a Trustee’s service in such a position. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for a Trustee’s willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for the Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

The Adviser owes fiduciary duties to its clients to seek to provide best execution on trades effected. In selecting a broker/ dealer for each specific transaction, the Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution. “Best execution” is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/ dealers. The Adviser will also use electronic crossing networks (“ECNs”) when appropriate.

Subject to the foregoing policies, brokers or dealers selected to execute the Fund’s portfolio transactions may include the Fund’s Authorized Participants (as discussed in “Purchase and Redemption of Shares in Creation Units — Procedures for Purchase of Creation Units” below) or their affiliates. An Authorized Participant or its affiliates may be selected to execute the Fund’s portfolio transactions in conjunction with an all-cash Creation Unit order or an order including “cash-in-lieu” (as described below under “Purchase and Redemption of Shares in Creation Units”), so long as such selection is in keeping with the foregoing policies. As described below under “Purchase and Redemption of Shares in Creation Units — Creation Transaction Fee” and “ — Redemption Transaction Fee”, the Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to execute the Fund’s portfolio transactions in connection with such orders.

The Adviser may use the Fund’s assets for, or participate in, third-party soft dollar arrangements, in addition to receiving proprietary research from various full-service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Adviser does not “pay up” for the value of any such proprietary research. Section 28(e) of the 1934 Act permits the Adviser under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. The Adviser may receive a variety of research services and information on many topics, which it can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. The research services may include qualifying order management systems, portfolio attribution and monitoring services, and computer software and access charges which are directly related to investment research.

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Accordingly, the Fund may pay a broker commission higher than the lowest available in recognition of the broker’s provision of such services to the Adviser but only if the Adviser determines the total commission (including the soft dollar benefit) is comparable to the best commission rate that could be expected to be received from other brokers. The amount of soft dollar benefits received depends on the amount of brokerage transactions effected with the brokers. A conflict of interest exists because there is an incentive to (1) cause clients to pay a higher commission than the firm might otherwise be able to negotiate, (2) cause clients to engage in more securities transactions than would otherwise be optimal, and (3) only recommend brokers that provide soft dollar benefits.

The Adviser faces a potential conflict of interest when it uses client trades to obtain brokerage or research services. This conflict exists because the Adviser can use the brokerage or research services to manage client accounts without paying cash for such services, which reduces the Adviser’s expenses to the extent that the Adviser would have purchased such products had they not been provided by brokers. Section 28(e) permits the Adviser to use brokerage or research services for the benefit of any account it manages. Certain accounts managed by the Adviser may generate soft dollars used to purchase brokerage or research services that ultimately benefit other accounts managed by the Adviser effectively cross subsidizing the other accounts managed by the Adviser that benefit directly from the product. The Adviser may not necessarily use all of the brokerage or research services in connection with managing the Fund whose trades generated the soft dollars used to purchase such products.

The Adviser is responsible, subject to oversight by the Board, for placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Fund and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among them in a manner deemed equitable and consistent with relevant fiduciary obligations. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.

The Fund may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.

The table below shows brokerage commissions paid by the Fund for the fiscal periods/years indicated.

Brokerage Commissions Paid
Fiscal year ended October 31, 2025	$10,059
For August 14, 2024 (commencement of operations) to October 31, 2024	$846

The Fund commenced operations in 2024, and its brokerage commissions were higher during the 2025 fiscal year since its initial fiscal period was not a full twelve-month period.

Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund or the Adviser for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal year ended October 31, 2025, the Fund did not pay brokerage commissions to any registered broker-dealer affiliates of the Fund or the Adviser.

Directed Brokerage. For the fiscal year ended October 31, 2025, the Fund did not pay brokerage commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provided research or other brokerage services to the Adviser.

Securities of “Regular Broker-Dealers.” The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) that it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Fund are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Fund; or (iii) sold the largest dollar amounts of Shares.

For the fiscal year ended October 31, 2025, the Fund did not acquire any securities of its “regular brokers or dealers” or their parent companies.

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PORTFOLIO TURNOVER RATE

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of the Fund’s purchases or sales of securities (excluding short-term securities and securities transferred in-kind) by the average market value of the Fund. A rate of 100% indicates that the equivalent of all of the Fund’s assets have been sold and reinvested in a year. High portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. Higher portfolio turnover also results in higher transaction costs. To the extent that net short-term capital gains are realized by the Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

The table below shows the portfolio turnover rate with respect to the Fund for the fiscal year/period indicated.

Portfolio Turnover
Fiscal year ended October 31, 2025	31%
August 14, 2024 (commencement of operations) to October 31, 2024	0%

BOOK ENTRY ONLY SYSTEM

The Depository Trust Company (“DTC”) acts as securities depositary for Shares. Shares are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for Shares.

DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to in this SAI as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The Trust recognizes DTC or its nominee as the record owner of all Shares for all purposes. Beneficial Owners of Shares are not entitled to have Shares registered in their names, and will not receive or be entitled to physical delivery of Share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of Shares held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

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DTC may determine to discontinue providing its service with respect to the Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall act either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS

The Trust issues and redeems Shares only in Creation Units on a continuous basis through the Transfer Agent, without a sales load (but subject to transaction fees, if applicable), at their NAV per share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). The NAV of Shares is calculated each Business Day as of the scheduled close of regular trading on the NYSE, generally 4:00 p.m., Eastern Time. The Fund will not issue fractional Creation Units. A “Business Day” is any day on which the NYSE is open for regular trading.

Fund Deposit. The consideration for purchase of a Creation Unit of the Fund generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit and the Cash Component (defined below), computed as described below. Notwithstanding the foregoing, the Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of Shares (per Creation Unit) and the value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

The Fund, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of Shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of Shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for the Fund may change from time to time.

Procedures for Purchase of Creation Units. To be eligible to place orders with the Transfer Agent to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party” (i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”)), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes.

All orders to purchase Shares directly from the Fund must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The order cut-off time for orders to purchase Creation Units is expected to be 1:00 p.m. Eastern time for the Fund, which time may be modified by the Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

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An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from the Fund in Creation Units must be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. On behalf of the Fund, the Transfer Agent will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Transfer Agent by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a sub-custody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the sub-custodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than 1:00 p.m. Eastern Time for the Fund (or such other time as specified by the Trust) on the contractual settlement date. If the Fund or its agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner to be received by the Custodian no later than the contractual settlement date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the contractual settlement date, the creation order may be cancelled. Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 1:00 p.m. Eastern Time for the Fund, with the Custodian on the contractual settlement date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 1:00 p.m. Eastern Time for the Fund on the contractual settlement date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

Issuance of a Creation Unit. Except as provided in this SAI, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the required Deposit Securities (or the cash value thereof) have been delivered to the account of the Custodian (or sub-custodian, as applicable), the Transfer Agent and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The typical settlement date for each redemption transaction will be within one day of the transaction (or T+1), unless the Fund and Authorized Participant agree to a different timeline for settlement or the transaction is exempt from the requirements of Rule 15c6-1 under the 1934 Act. Due to the schedule of holidays in certain countries, however, the receipt of redemption proceeds may take longer than one Business Day following the day on which the purchase order is received. In such cases, the local market settlement procedures will not commence until the end of local holiday periods. The Authorized Participant shall be liable to the Fund for losses, if any, resulting from unsettled orders.

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Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by 1:00 p.m. Eastern Time for the Fund (or such other time as specified by the Trust) on the contractual settlement date. If the Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Transfer Agent plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below under “Creation Transaction Fee,” may be charged. The delivery of Creation Units so created generally will occur no later than the contractual settlement date.

Acceptance of Orders of Creation Units. The Trust reserves the right to reject an order for Creation Units transmitted to it by the Transfer Agent with respect to the Fund including if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Authorized Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining Shares ordered, would own 80% or more of the currently outstanding Shares; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (f) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of Shares of each security in the Deposit Securities and the validity form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Notwithstanding the Trust’s ability to reject an order for creation units, the Trust will only do so in a manner consistent with any current or future SEC rulemaking or guidance relating thereto; provided that, no such suspension of the issuance of creation units will be done in a manner that impairs the arbitrage mechanism for investors.

Creation Transaction Fee. A fixed purchase (i.e., creation) transaction fee, payable to the Custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard fixed creation transaction fee for the Fund, regardless of the number of Creation Units created in the transaction, can be found in the table below. The Fund may adjust the standard fixed creation transaction fee from time to time. The fixed creation fee may be waived on certain orders if the Custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the Fund, of up to the maximum percentage listed in the table below of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with buying the securities with cash. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders.

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Fixed Creation Transaction Fee	Maximum Variable Transaction Fee
$300	2.00%

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities (defined below) from the Trust to their account or on their order.

Risks of Purchasing Creation Units. There are certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Fund, breaks them down into the constituent Shares, and sells those Shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.

Redemption. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF THE FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the list of the names and Share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Fund Securities—as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee, as applicable, as set forth below. If the Fund Securities have a value greater than the NAV of Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

The typical settlement date for each redemption transaction will be within one day of the transaction (or T+1), unless the Fund and Authorized Participant agree to a different timeline for settlement or the transaction is exempt from the requirements of Rule 15c6-1 under the 1934 Act. Due to the schedule of holidays in certain countries, however, the receipt of redemption proceeds may take longer than one Business Day following the day on which the purchase order is received. In such cases, the local market settlement procedures will not commence until the end of local holiday periods.

Redemption Transaction Fee. A fixed redemption transaction fee, payable to the Custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard fixed redemption transaction fee for the Fund, regardless of the number of Creation Units redeemed in the transaction, can be found in the table below. The Fund may adjust the redemption transaction fee from time to time. The fixed redemption fee may be waived on certain orders if the Custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

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In addition, a variable fee, payable to the Fund, of up to the maximum percentage listed in the table below of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with selling portfolio securities to satisfy a cash redemption. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders.

Fixed Redemption Transaction Fee	Maximum Variable Transaction Fee
$300	2.00%

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.

Procedures for Redemption of Creation Units. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to 1:00 p.m. Eastern time. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

Additional Redemption Procedures. In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such Shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank, or other custody providers in each jurisdiction in which any of Fund Securities are customarily traded, to which account the Fund Securities will be delivered. Deliveries of redemption proceeds will generally be made by the next Business Day following the trade date, as discussed above.

The Trust may in its discretion exercise its option to cause the Fund to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee, if applicable, and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status to receive Fund Securities.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

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DETERMINATION OF NET ASSET VALUE

NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets, less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for the purpose of determining NAV. The NAV of the Fund is calculated by Global Fund Services and determined at the scheduled close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern Time) on each day that the NYSE is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.

In calculating the Fund’s NAV per Share, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. The Fund may use various pricing services, or discontinue the use of any pricing service, as approved by the Adviser from time to time. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources. For assets traded on an exchange, the Fund may value investments using market valuations. A market valuation generally means a valuation (1) obtained from an exchange, a pricing service, or a major market maker (or dealer), (2) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (3) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share.

When market prices are not “readily available” or are deemed to be unreliable, consistent with Rule 2a-5 under the 1940 Act, the Trust and the Adviser have adopted procedures and methodologies wherein the Adviser, serving as the Fund’s Valuation Designee (as defined in Rule 2a-5), determines the fair value of Fund investments.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions, and Taxes.”

General Policies. The Fund intends to pay out dividends and interest income, if any, weekly, and distribute any net realized capital gains to its shareholders at least annually.

The Fund will declare and pay income and capital gain distributions, if any, in cash. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended, (the “Code”), in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

The Fund makes additional distributions to the extent necessary (1) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (2) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the Fund’s eligibility for treatment as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income at the Fund level.

Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Fund issued by the Trust of the Fund at NAV per Share. Distributions reinvested in additional Shares will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

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FEDERAL INCOME TAXES

The following is only a summary of certain U.S. federal income tax considerations generally affecting the Fund and its shareholders that supplements the discussion in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) made significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years before January 1, 2026. There were only minor changes with respect to the specific rules applicable to RICs, such as the Fund. The Tax Act, however, also made numerous other changes to the tax rules that may affect shareholders and the Fund. Subsequent legislation has modified certain changes to the U.S. federal income tax rules made by the Tax Act which may, in addition, affect shareholders and the Fund. You are urged to consult with your own tax advisor regarding how this legislation affects your investment in the Fund.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, local, or foreign taxes.

Taxation of the Fund. The Fund will elect and intends to qualify each year to be treated as a RIC under the Code. As such, the Fund should not be subject to federal income taxes on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. Generally, to be taxed as a RIC, the Fund must distribute in each taxable year at least 90% of its net investment income for the taxable year, which includes, among other items, dividends, interest, net short-term capital gain and net foreign currency gain, less expenses, as well as 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or foreign currencies, and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of the Fund’s taxable year, the Fund’s assets must be diversified so that (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).

For purposes of the Diversification Requirement, exchange-traded options on a single security are, and listed over the counter options on a single security very likely are, treated as issued by the issuer of the underlying security, and not by the exchange or clearing house which legally issues the option. Thus, such options on a single security are treated as issued by a single issuer. Because the underlying security is on an index composed of multiple issuers, it is likely that options held by the Fund will not be subject to the rule that no more than 25% of the Fund’s asset at the close of any quarter be invested in the shares of any one issuer, so the Diversification Requirement would not be violated even if the value of options were to exceed one quarter of the Fund’s assets. There is no assurance that the Fund will be able to satisfy the Diversification Requirement. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the Diversification Test.

To the extent the Fund makes investments that may generate income that is not qualifying income, including certain derivatives, the Fund will seek to restrict the resulting income from such investments so that the Fund’s non-qualifying income does not exceed 10% of its gross income.

Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. The Fund is treated as a separate corporation for federal income tax purposes. The Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. The requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

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If the Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where the Fund corrects the failure within a specified period of time. To be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, the Fund may be required to dispose of certain assets. If these relief provisions were not available to the Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable to the shareholders of the Fund as ordinary income dividends, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by noncorporate shareholders, subject to certain limitations. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If the Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a fund-level tax on certain net built in gains recognized with respect to certain of its assets upon disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If the Fund determines that it will not qualify as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year, subject to special rules in the event the Fund makes an election under Section 4982(e)(4) of the Code, (commonly referred to as “post-October losses”), and certain other late-year losses.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to its shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

As of the fiscal year ended October 31, 2025, the Fund has not elected to defer late-year losses. As of the fiscal year ended October 31, 2025, the Fund had $2,148,376 in short-term capital loss carryovers, which do not expire.

The Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for either the one-year period ending on October 31 of that year, or, if the Fund makes an election under Section 4982(e)(4) of the Code, the Fund’s fiscal year, subject to an increase for any shortfall in the prior year’s distribution. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of the excise tax, but can make no assurances that all such tax liability will be eliminated.

The Fund intends to distribute substantially all of its net investment income and net capital gain to shareholders for each taxable year. If the Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax at regular corporate rates to the extent any such income or gains are not distributed. The Fund may elect to designate certain amounts retained as undistributed net capital gain as deemed distributions in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their tax liabilities, and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

Taxation of Shareholders – Distributions. The Fund intends to distribute to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net long-term capital gains in excess of net short-term capital losses, taking into account any capital loss carryforwards). The distribution of investment company taxable income (as so computed) and net capital gain will be taxable to Fund shareholders regardless of whether the shareholders receive these distributions in cash or reinvest them in additional Shares.

The Fund (or your broker) will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends received deduction for corporate shareholders, and the portion of dividends which may qualify for treatment as qualified dividend income, which is taxable to non-corporate shareholders at long-term capital gain rates.

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Distributions from the Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Distributions may be subject to state and local taxes.

Qualified dividend income includes, in general, subject to certain holding period and other requirements, dividend income from taxable domestic corporations and certain “qualified foreign corporations.” Given the investment strategy of the Fund, shareholders should not expect any qualified dividend income.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Net Investment Income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

Shareholders who have not held Shares for a full year should be aware that the Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the applicable shareholder’s period of investment in the Fund. A taxable shareholder may wish to avoid investing in the Fund shortly before a dividend or other distribution, because the distribution will generally be taxable to the shareholder even though it may economically represent a return of a portion of the shareholder’s investment.

If the Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made for a taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher capital gain or lower capital loss when the Shares on which the distribution was received are sold. After a shareholder’s basis in the Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.

Taxation of Shareholders – Sale of Shares. A sale or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if Shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Shares will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term capital loss, rather than short-term capital loss, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such Shares (including any amounts credited to the shareholder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of Shares may be disallowed if substantially identical Shares are acquired (through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly acquired Shares will be adjusted to reflect the disallowed loss.

The cost basis of Shares acquired by purchase will generally be based on the amount paid for Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The Internal Revenue Service (“IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot currently be deducted under the rules governing “wash sales” (for a person, who does not mark-to-market its portfolio) or on the basis that there has been no significant change in economic position.

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Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Shares composing the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gains or losses. Any loss upon a redemption of Creation Units held for six months or less may be treated as long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Trust, on behalf of the Fund, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares and if, pursuant to Section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Trust also has the right to require the provision of information necessary to determine beneficial Share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss may be deductible.

Taxation of Fund Investments. Certain of the Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the Fund’s ability to qualify as a RIC, affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without the Fund receiving cash with which to make distributions in amounts sufficient to enable the Fund to satisfy the RIC distribution requirements for avoiding fund-level income and excise taxes. The Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records to mitigate the effect of these rules and preserve its qualification for treatment as a RIC. To the extent the Fund invests in an underlying fund that is taxable as a RIC, the rules applicable to the tax treatment of complex securities will also apply to the underlying funds that also invest in such complex securities and investments. In addition, because the tax rules applicable to such instruments may be uncertain under current law, an adverse determination or future IRS guidance with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a RIC and avoid the Fund-level tax.

Backup Withholding. The Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that it is not subject to “backup withholding;” or (4) fails to provide a certified statement that it is a U.S. person (including a U.S. resident alien). The backup withholding rate is at a rate set under Section 3406 of the Code. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. federal income tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the United States.

Non-U.S. Shareholders. Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to a U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of Shares generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year (based on a formula that factors in presence in the U.S. during the two preceding years as well). Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

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Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold a generally nonrefundable 30% tax on distributions of net investment income paid to (a) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its account holders, among other items (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement between the United States and the foreign financial institution’s country of residence), and (b) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items. This FATCA withholding tax could also affect the Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

For foreign shareholders to qualify for an exemption from backup withholding, described above, the foreign shareholder must comply with special certification and filing requirements. Foreign shareholders in the Fund should consult their tax advisors in this regard.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation, except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are generally not permitted to offset losses from one unrelated trade or business against the income or gain of another unrelated trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders with respect to their shares of Fund income. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in the Fund if, for example, Shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisers. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisers regarding these issues.

Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of the Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Issues. In those states which have income tax laws, the tax treatment of the Fund and shareholders with respect to distributions by the Fund may differ from federal tax treatment.

FINANCIAL STATEMENTS

The Fund’s audited financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the Fund’s Annual Certified Shareholder Report  for the fiscal period ended October 31, 2025, are incorporated herein by reference. You may request a copy of the Fund’s annual Certified Shareholder Report at no charge by calling (866) 864-3968 or through the Fund’s website at www.yieldmaxetfs.com.

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YieldMax® Ultra Option Income Strategy ETF (ULTY)

listed on NYSE Arca, Inc.

PROSPECTUS

February 27, 2026

The U.S. Securities and Exchange Commission (the “SEC”) has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

YieldMax® Ultra Option Income Strategy ETF - FUND SUMMARY

Investment Objective

The Fund’s primary investment objective is to seek current income. The Fund’s secondary investment objective is to seek exposure to the share price of select U.S. listed securities, subject to a limit on potential investment gains.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.24%
Distribution and Service (12b-1) Fees	None
Other Expenses (includes interest and tax expense)	0.12%
Acquired Fund Fees and Expenses(2)	0.04%
Total Annual Fund Operating Expenses	1.40%
Less Fee Waiver(3)	(0.10)%
Total Annual Fund Operating Expenses After Fee Waiver(2)	1.30%
(1)	The Fund’s investment adviser, Tidal Investments LLC (the “Adviser”) will pay, or require a sub-adviser to pay, all expenses incurred by the Fund (except for advisory fees and sub-advisory fees, as the case may be) excluding interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), and litigation expenses, and other non-routine or extraordinary expenses.
(2)	Acquired fund fees and expenses (“AFFE”) are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude AFFE.
(3)	The Adviser has agreed to reduce its unitary management to 1.14% of the Fund’s average daily net assets through at least February 28, 2027. This agreement may be terminated only by, or with the consent of, the Board of Trustees (the “Board”) of Tidal Trust II (the “Trust”), on behalf of the Fund, upon sixty (60) days’ written notice to the Adviser. This Agreement may not be terminated by the Adviser without the consent of the Board. The fee waiver is not subject to recoupment.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. For the one-year period in the example, the figure reflects the fee waiver described above. For the three-year period in the example, the figure shown does not reflect the fee waiver. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$132	$433	$756	$1,671

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. For the fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 721% of the average value of its portfolio.

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Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks current income and that seeks exposure to the share price of select U.S. listed securities, subject to participation in a portion of potential investment gains. The Fund’s strategy involves: (i) constructing a portfolio of U.S.-listed equity securities (each, an “Underlying Security”) (the “Equity Strategy”) and (2) generating options premiums through an options portfolio (the “Options Strategies”), which involve using options contracts on Underlying Securities. The Fund will also maintain a minor allocation to cash or U.S. Treasuries, not exceeding ten percent of its total assets.

Equity Strategy

The Adviser selects the Underlying Securities in which the Fund will invest. The Underlying Securities primarily include U.S.-listed equity securities of operating companies and shares of ETFs. Additionally, they may include other types of U.S. listed exchange-traded products (e.g., closed-end funds and commodity pools).

The Adviser selects the Underlying Securities by analyzing, among other things, the levels of implied volatility (a measure of the market’s expectation for future price fluctuations) of the Underlying Security’s listed options prices. Implied volatility is integral to the Fund’s strategy, as it indicates the expected price fluctuations of a security, guiding the Adviser ‘s selection of suitable Underlying Securities. Generally, the Adviser will seek to invest in securities with higher implied volatility. Higher implied volatility typically correlates with increased options premiums. The Adviser also analyzes significant upcoming events related to, where applicable, the issuers of the Underlying Securities (e.g., earnings releases), as well as the trading volumes of such securities and their related options contracts. The Fund is generally unconstrained and therefore, the Underlying Securities can be of any market capitalization size and represent any industry sector.

The Adviser selects Underlying Securities based on a frequent and quantitative screening process. This method evaluates various factors such as the implied volatility of the Underlying Security and the trading volume and liquidity of both the Underlying Security and options on the Underlying Security. Furthermore, the Adviser’s screening process also identifies the industry sectors of potential Underlying Securities as part of its risk management process as described below.

The Fund’s allocation to particular Underlying Securities is primarily driven by implied volatility levels. The Adviser strategically identifies Underlying Securities in periods of likely higher volatility (e.g., ahead of significant events, like earnings releases). The Adviser will typically select between fifteen and thirty Underlying Securities and will implement the Options Strategies on the Underlying Securities. However, when the Adviser deems it appropriate, it may choose as few as five Underlying Securities on which to implement the Options Strategies. The Fund may also invest up to 50% of its net assets in lower-volatility, large-cap equities to seek to provide greater net asset value stability. The Fund will hold short-term U.S. Treasury securities.

As part of its risk management process, to seek to lower risk and enhance returns, where possible, the Fund will invest in Underlying Securities, including ETFs and exchange-traded products (ETPs), across various sectors and industries, reducing the impact of sector-specific events. While the Fund intends to have exposure to multiple sectors, it may invest in Underlying Securities attributable to a particular sector in amounts greater than 25% of the Fund’s total assets when the Adviser ‘s selection process indicates that such sector exposure would be appropriate for the Fund. The Fund will not invest more than 25% of its net assets in any particular “industry” as that term is used in the 1940 Act.

The Fund will, under normal circumstances, invest in Underlying Securities directly. However, from time to time, the Fund may invest in Underlying Securities “synthetically” for tactical reasons or to comply with regulatory requirements. To invest synthetically, the Fund will use options contracts on Underlying Securities (considered indirect or synthetic long holdings of the Underlying Securities) to gain exposure to the share price performance of the Underlying Securities. The allocation between direct and indirect (synthetic) long holdings varies based on strategic decisions and market conditions as assessed by the Adviser.

●	Direct: The Fund may hold Underlying Securities when the Adviser determines a direct hold is more cost-effective.
●	Synthetic: To achieve a synthetic long exposure to an Underlying Security, the Fund will buy that Underlying Security’s call options and, simultaneously, sell that Underlying Security’s put options to try to replicate the price movements of owning that Underlying Security. The call options purchased by the Fund and the put options sold by the Fund will generally have one-month to six-month terms and strike prices that are approximately equal to the then-current share price of the relevant Underlying Security at the time the options contracts are purchased and sold, respectively. The combination of the long call options and sold put options provides the Fund with investment exposure equal to approximately 100% of the relevant Underlying Securities for the duration of the applicable options exposure.

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Options Strategies – Seeking Premiums & Growth

The Fund seeks to generate options premiums and growth by using Options Strategies on its Underlying Securities. In particular, the Fund will receive options premiums when it writes (sells) an option. By selling options, the Fund earns premiums from buyers who pay for the right to buy or sell the underlying asset at a predetermined price. The amount of premium the Fund receives is influenced by market volatility, as higher volatility (larger price swings) generally results in higher premiums. Therefore, the Adviser analyzes market conditions to determine the timing and type of Options Strategies to employ. By strategically entering and exiting options positions, the Adviser seeks to enhance the Fund’s potential to generate options premiums. Depending on the Adviser’s outlook, the Adviser will select one Options Strategy or a combination of Options Strategies that it believes will best generate premiums while generally also attempting to capture some upside appreciation (potential for increase in asset value).

The Adviser considers both market conditions and the performance of the Underlying Securities when selecting Options Strategies. In some instances, the aim is to generate additional gains if the Underlying Security increases in value, while, in other cases, the aim is to limit losses if the Underlying Security decreases in value. The Adviser may implement the selected strategy by increasing the Fund’s exposure to an Underlying Security to seek increased gains or by using hedging techniques to seek to limit the Fund’s potential losses.

Further, depending on the Adviser’s assessment of one or more of the Underlying Securities’ options contracts (e.g., they are insufficiently liquid or too costly), the Fund may employ Options Strategies using a “substitute” ETF, instead of options on the Underlying Securities themselves. These substitute ETFs, while not the Fund’s current target Underlying Securities, would nonetheless qualify as eligible Underlying Securities under the Fund’s investment criteria. The Fund’s use of Options Strategies with ETFs will always be covered (e.g., the Fund may do call or put spreads). The Fund’s Options Strategies are applied consistently, whether the Underlying Security is held directly or through synthetic exposure, and regardless of whether the Underlying Security is an equity security, an ETF, or another type of ETP.

The Fund may be subject to different outcomes depending on the Options Strategies used and the purpose for which they are employed, including seeking additional exposure (leverage) or providing downside protection (hedging). For example, when writing covered calls (selling call options on securities the Fund already owns), the Fund might limit its potential for capital appreciation in exchange for options premiums. Alternatively, using an Options Strategy such as put spread strategy (selling put options while holding the Underlying Security), the Fund can earn options premiums and potentially create additional limited upside leverage. These Options Strategies impact the risk-return profile of the Fund, potentially affecting volatility, options premium generation, upside capture (gain potential), capital preservation (protecting value) and the degree of leverage or hedging embedded in the Fund’s portfolio. See the prospectus section titled “Additional Information About the Fund” for examples of the options strategies that the Fund may utilize, together with a description of each options strategy.

Distributions may include a significant portion classified as return of capital (“ROC”). ROC generally represents a return of a shareholder’s invested capital rather than traditional income such as dividends or interest. See the prospectus section titled “Additional Information About the Fund” for more information about option premiums and ROC.

US Treasuries

In addition, the Fund will hold cash or short-term U.S. Treasury securities. These securities serve a dual purpose: providing collateral for the Options Strategies and contributing to the Fund’s income generation.

Why invest in the Fund?

●	The Fund seeks to participate in some of the potential gains experienced by increases in the share prices of the Underlying Securities.
●	The Fund seeks to generate cash distributions on a weekly basis, which is not dependent on the value of the Underlying Securities.

Fund’s Distributions

The Fund will seek to provide weekly distributions. The Fund will seek to generate such distributions in the following ways:

●	The Fund seeks to generate options premiums from engaging in the Options Strategies.

●	Investing in short-term U.S. Treasury securities. The income generated by these securities will be influenced by interest rates at the time of investment. The Fund may also invest in pooled vehicles (e.g., mutual funds and ETFs) that invest in U.S Treasuries.

●	Dividends, if any, received from its direct investments in the Underlying Securities.

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The Fund is classified as “non-diversified” under the 1940 Act. The Fund’s investment strategy is expected to result in high portfolio turnover on an annual basis.

The Fund will employ its investment strategy regardless of whether there are periods of adverse market, economic, or other conditions and will not take temporary defensive positions during such periods.

There is no guarantee that the Fund’s investment strategy will be properly implemented, and an investor may lose some or all of its investment.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”) per share, trading price, yield, total return, and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund—Principal Risks of Investing in the Fund.”

An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Security and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the Underlying Securities, including anticipated volatility, which are affected by fiscal and monetary policies, national and international political developments, changes in actual or implied volatility of the Underlying Securities, the time remaining until the expiration of the option contract, and economic events. For the Fund in particular, the value of the options contracts in which it invests is substantially influenced by the value and volatility of its Underlying Securities. The Fund employs various options strategies, all of which are covered, meaning the Fund holds corresponding positions in the Underlying Securities or other assets to mitigate risk. However, even with covered options, the Fund may experience substantial downside from specific option positions, and certain option positions held by the Fund may expire worthless. The options held by the Fund are exercisable at the strike price on their expiration date. As an option approaches its expiration date, its value typically moves increasingly in line with the value of the Underlying Security. However, prior to such date, the value of an option generally does not increase or decrease at the same rate as the Underlying Security. There may at times be an imperfect correlation between the movement in the values of options contracts and the Underlying Securities, and there may be periods when a liquid secondary market for certain options contracts does not exist. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, as the Fund intends to continuously maintain indirect exposure to multiple Underlying Securities through the use of options contracts, as the options contracts it holds are exercised or expire, it will enter into new options contracts, a practice referred to as “rolling.” If the expiring options contracts do not generate proceeds sufficient to cover the cost of entering into new options contracts, the Fund may experience losses. While the Fund employs covered options strategies to manage risk and seek enhanced returns, these strategies do not eliminate the potential for significant losses. The Fund’s performance may be affected by fluctuations in the value of the Underlying Securities, market conditions, and the effectiveness of its options strategies.

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Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Hedging Strategy Risks. The Fund’s hedging techniques may not be effective in all scenarios and may not fully offset losses from the Fund’s options premium generations strategy. Options and underlying    ETFs used by the Fund to seek to mitigate market volatility risks may not perform as intended. There can be no assurance that the Fund’s hedging strategy will be effective. It may expose the Fund to losses to which it would not have otherwise been exposed if it did not employ hedging.

Leverage Risk. As part of the Fund’s principal investment strategies, the Fund may employ options strategies that provide the economic effect of financial leverage by creating additional investment exposure to the Underlying Security(ies), as well as the potential for greater loss. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Distribution Risk. The Fund seeks to provide weekly distributions. There is no assurance that the Fund will make a distribution in any given week. If the Fund does make distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. By paying out higher annual capital gain distributions, investors may be subjected to increased capital gains taxes. Additionally, there may be brokerage costs or taxable gains or losses that may be imposed on the Fund in connection with a cash redemption that may not have occurred if the Fund had made a redemption in-kind. These costs could decrease the value of the Fund to the extent they are not offset by a transaction fee payable by an AP.

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Costs of Buying or Selling Shares. Buying or selling Shares involves certain costs, including brokerage commissions, other charges imposed by brokers, and bid-ask spreads. The bid-ask spread represents the difference between the price at which an investor is willing to buy Shares and the price at which an investor is willing to sell Shares. The spread varies over time based on the Shares’ trading volume and market liquidity. The spread is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Due to the costs of buying or selling Shares, frequent trading of Shares may reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective. The Fund’s investment strategy is largely unconstrained, and therefore, the Fund is heavily reliant on the Adviser’s ability to manage the Fund’s portfolio.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single security, such as those of an Underlying Security being halted or a market wide closure, settlement prices for such contracts will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

ETP Risks. In addition to ETFs, the Fund may invest in a variety of other ETPs, which include, but are not limited to, closed-end funds, partnerships, commodity pools, or trusts, all of which are traded on securities exchanges. ETPs, including ETFs and closed-end funds, are traded like stocks at market prices, which may deviate from their net asset value (NAV), resulting in prices that are either higher (a premium) or lower (a discount) than their NAV.

ETPs typically aim to track the performance of certain market segments or indices, although some may be actively managed. These products incur operational expenses, such as advisory and management fees, which are shared among their investors. When the Fund invests in these products, it not only bears its own operational expenses but also incurs a proportional share of the expenses of the ETP.

Since ETPs are traded on the market, their prices can differ from their NAV. This may result in trading prices that reflect a premium or discount relative to the NAV. The risks associated with these investments typically reflect those of the underlying assets they track. However, potential liquidity issues in these products might lead to greater volatility compared to the underlying securities. Moreover, due to their associated expenses, investing in ETPs can be more costly than direct investment in their underlying assets.

Underlying ETFs Risks. The Fund will incur higher and duplicative expenses because it invests in Underlying Securities that are ETFs. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying ETFs. The Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by the underlying ETFs. Additionally, underlying ETFs are also subject to the “ETF Risks” described above.

Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.

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High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Securities. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Market Capitalization Risk.

○	Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.
○	Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.
○	Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.
○	Micro-Capitalization Investing. Micro-capitalization companies often have limited product lines, narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including companies which are considered small- or mid-capitalization. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

Newer Fund Risk. The Fund is a recently organized management investment company with a limited operating history. As a result, prospective investors only have a limited track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

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Sector Risk. The Adviser may allocate more of the Fund’s investments to a particular sector or sectors in the market. If the Fund invests a significant portion of its total assets in certain sectors, its investment portfolio will be more susceptible to the financial, economic, business, and political developments that affect those sectors.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Performance

The following performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance over time. The following bar chart shows the Fund’s annual returns. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information is available on the Fund’s website at www.yieldmaxetfs.com.

Calendar Year Ended December 31 ,

During the period of time shown in the bar chart, the Fund’s highest quarterly return was 27.18% for the quarter ended June 30, 2025 and the lowest quarterly return was -15.19% for the quarter ended December 31, 2025.

Average Annual Total Returns

For the Periods Ended December 31, 2025

	1 Year	Since Inception February 28, 2024
Return Before Taxes	-0.21%	-1.21%
Return After Taxes on Distributions	-10.92%	-10.58%
Return After Taxes on Distributions and Sale of Fund Shares	0.12%	-3.84%
S&P 500® Total Return Index (reflects no deduction for fees, expenses, or taxes)(1)	17.88%	19.28%

(1)	The S&P 500® Total Return Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred or other tax-advantaged arrangements such as an individual retirement account (“IRA”).

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Management

Investment Adviser: Tidal Investments LLC serves as investment adviser to the Fund.

Portfolio Managers:

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Jay Pestrichelli, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2024.

Scott Snyder, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since 2025.

Quinn Berry, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since 2025.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (APs) (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

Information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and the median bid-ask spreads can be found on the Fund’s website at www.yieldmaxetfs.com.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless an investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND

Investment Objective

The primary investment objective of the YieldMax® Ultra Option Income Strategy ETF (the “Fund”) is to seek current income. The Fund’s secondary investment objective is to seek exposure to the share price of the Underlying Securities, subject to a limit on potential investment gains.

An investment objective is fundamental if it cannot be changed without the consent of the holders of a majority of the outstanding Shares. The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore the Fund’s investment objective may be changed without the consent of that Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of Tidal Trust II (the “Trust”) and at least 60 days’ written notice to shareholders.

Principal Investment Strategies

Underlying Securities in which the Fund may invest include any securities that are listed on a U.S. national securities exchange. While the Fund’s primary focus is to have exposure to U.S. listed common stock of companies, the Fund has flexibility to have exposure to other types of U.S. listed securities, including, without limitation, preferred stocks, real estate investment trusts (“REITs”), master limited partnerships (“MLPs”), American Depositary Receipts (“ADRs”), ETFs, closed-end funds, and exchange-traded investment products that are not investment companies registered under the 1940 Act (such as Exchange Traded Notes (“ETNs”) and exchange-traded pooled investment vehicles that invest in commodities or currency (“ETCs”)). Please see the Fund’s SAI for a description of the risks associated with those investments.

The Fund will likely engage in active and frequent trading of Underlying Securities and options contracts. The frequency with which the Fund buys and sells Underlying Securities will vary, depending on market conditions. The Fund will conduct regular reviews of its portfolio holdings, at least once a month, to determine whether one or more of its Options Strategies should be increased, decreased, or eliminated and whether any such strategy should be implemented on any new Underlying Securities (or ETF that would otherwise be eligible to be an Underlying Security). It is expected that most of the Fund’s Options Strategies will be held for less than one year, and therefore, gains, if any, are likely to be subject to short-term capital gains taxes.

The Fund intends to maintain its Options Strategies through the use of options contracts. As the options contracts it holds are traded, exercised or expire, it may enter into new options contracts, a practice referred to as “rolling.” The Fund’s practice of rolling options may result in high portfolio turnover.

Options Terminology

The Fund’s options contracts are based on the share prices of the corresponding Underlying Securities or substitute ETFs (as described above)(“Underlying Assets”), which gives the Fund the right or obligation to receive or deliver shares of the Underlying Assets on the expiration date of the applicable option contract in exchange for the stated strike price, depending on whether the option contract is a call option or a put option, and whether the Fund purchases or sells the option contract.

●	In general, an option contract gives the purchaser of the option contract the right to purchase (for a call option) or sell (for a put option) the underlying asset (like shares of the Underlying Assets) at a specified price (the “strike price”).

●	If exercised, an option contract obligates the seller to deliver shares (for a sold or “short” call) or buy shares (for a sold or “short” put) of the underlying asset at a specified price (the “strike price”).

●	Options contracts must be exercised or traded to close within a specified time frame, or they expire.

●	A traditional covered options strategy is an investment strategy where an investor (the Fund) sells a call option on an underlying asset it owns.

●	A synthetic covered options strategy is similar to a traditional covered options strategy in that the investor sells a call option that is based on the share price of the underlying asset. However, in a synthetic covered options strategy, the investor (the Fund) does not own the underlying asset, but rather seeks to synthetically replicate 100% of the price movements of the underlying asset through the use of various investment instruments.

Options Strategies

As noted above under the Fund’s principal investment strategy disclosures, the Fund is managed using various options strategies. The following describes the options strategies that the Adviser plans to implement at various times to manage the Fund’s assets. The Fund’s options strategies using options contracts will be “covered.” That is, the Fund will implement an options strategy on an Underlying Security that the Fund owns, or the Fund will have a synthetic long exposure to the Underlying Security. Alternatively, for Options Strategies involving ETFs that are not Underlying Securities, the Fund will implement inherently covered Options Strategies, such as credit spreads.

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To achieve a synthetic long exposure to an underlying security, the Fund will buy the underlying security’s call options and, simultaneously, sell the underlying security’s put options to try to replicate the price movements of an underlying security. The call options purchased by the Fund and the put options sold by the Fund will generally have six-month to one-year terms and strike prices that are approximately equal to then-current share price of an underlying security at the time the contracts are purchased and sold, respectively. The combination of the long call options and sold put options provides the Fund with investment exposure equal to approximately 100% of an underlying security for the duration of the applicable options exposure.

1. Selling Calls

Strategy Overview: Selling calls involves writing call options on a security, aiming to generate options premiums. This strategy profits if the security’s share price remains below the strike price.

Market Movement Scenarios:

1.	Security Increases in Value: If the security’s share price rises above the strike price, the Fund will lose the difference between the security’s share price and strike price.

2.	Security Remains the Same: If the security’s share price remains the same, the call option will expire worthless, and the Fund keeps the premium received as profit.

3.	Security Decreases in Value: If the security’s share price decreases, the call option will expire worthless, and the Fund keeps the premium received as profit.

2. Selling Credit Spreads

Strategy Overview: Selling credit spreads involves writing a call option at one strike price and buying another call option at a higher strike price or writing a put option at one strike price and buying another put option at a lower strike price. This strategy limits the potential loss compared to selling an option outright by capping it at the difference between the strike prices minus the net premium received.

●	Market Movement Scenarios (Call Example):
	1.	Security Increases in Value: If the security’s share price rises above the higher strike price, the Fund’s loss is capped at the difference between the strike prices minus the net premium received. Between strikes the Fund loses the difference between the security’s share price and the lower strike.
	2.	Security Remains the Same: If the security’s share price remains the same, both options will expire worthless, and the Fund keeps the net premium received as profit.
	3.	Security Decreases in Value: If the security’s share price decreases, both options will expire worthless, and the Fund keeps the net premium received as profit.
●	Market Movement Scenarios (Put Example):
	1.	Security increases in Value: If the security’s share price increases, both options will expire worthless, and the Fund keeps the net premium received as profit.
	2.	Security Remains the Same: If the security’s share price remains the same, both options will expire worthless, and the Fund keeps the net premium received as profit.
	3.	Security decreases in Value: If the security’s share price decreases below the lower strike price, the Fund’s loss is capped at the difference between the strike prices minus the net premium received. Between strikes the Fund loses the difference between the security’s share price and the lower strike.

3. Selling Diagonal Call Spreads

Strategy Overview: Selling diagonal call spreads involves selling a call option with a nearer expiration date and buying a call option with a later expiration date at a different strike price. This strategy aims to benefit from the time decay (see below) of the nearer-term option.

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●	Time decay is the reduction in an option’s value as the time to its expiration date approaches. An option’s decay accelerates as its expiration date gets closer because there is less time for an investor to earn a profit from that option.

Market Movement Scenarios (at the max maturity date of the options):

1.	Security Increases in Value: If the security’s share price rises above the higher strike price, the Fund’s loss is capped at the difference between the strike prices minus the net premium received. Between strikes the Fund loses the difference between the security’s share price and the lower strike.

2.	Security Remains the Same: If the security’s share price remains the same, both options will expire worthless, and the Fund keeps the net premium received as profit.

3.	Security Decreases in Value: If the security’s share price decreases, both options will expire worthless, and the Fund keeps the net premium received as profit.

4. Cash-Secured Put Selling

Strategy Overview: Cash-secured put selling involves selling put options while holding enough cash to buy the security at the strike price if assigned. This strategy generates options premiums.

Market Movement Scenarios:

1.	Security Increases in Value: If the security’s share price rises, the put option will expire worthless, and the Fund keeps the premium received.

2.	Security Remains the Same: If the security’s share price remains the same, the put option will expire worthless, and the Fund keeps the premium received.

3.	Security Decreases in Value: If the security’s share price decreases, the Fund may be assigned the security at the strike price, but the Fund effectively buys it at a lower net price due to the premium received.

5. Selling Calendar Call Spreads

Strategy Overview: Selling calendar call spreads involves selling a short-term option and buying a longer-term option at the same strike price. This strategy benefits from the faster time decay of the short-term option.

Market Movement Scenarios (between the two maturity dates):

1.	Security Increases in Value: If the security’s share price rises above the strike, the short-term option will be exercised at a loss, but the long-term option increases in value, limiting some losses.

2.	Security Remains the Same (below the strike): If the security’s share price remains the same, the short-term option expires worthless, and the Fund profits from the time decay differential.

3.	Security Decreases in Value: If the security’s share price decreases, the short-term option expires worthless, and the Fund profits from the time decay differential.

6. Selling Collars

Strategy Overview: Selling collars involves selling a call option and buying a put option to protect against significant price movements, aiming to generate options premiums while limiting potential losses.

Market Movement Scenarios:

1.	Security Increases in Value: If the security’s share price rises above the call strike price, the Fund loses the difference between the security’s share price and strike price.

2.	Security Remains the Same: If the security’s share price remains the same, both options expire worthless, and the Fund keeps the premium received from the call option but offset by the premium paid on the put option.

3.	Security Decreases in Value: If the security’s share price falls below the put strike price, the Fund gains the difference between the security’s share price and strike price.

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Supplemental Options Strategy (Debit and Credit Spreads)

In concert with one or more the foregoing Options Strategies, the Fund may buy call or put spreads, known as debit spreads, and/or, sell call or put spreads, known as credit spreads. Although these transactions do not directly generate income, the Adviser may use them strategically with the other Options Strategies to offset margin requirements and enhance overall income potential. The Fund may “leg into” these spreads by entering the spread in stages, starting with an initial position and later adding the second leg. For example, the Adviser may use debit spreads instead of covering a worthless call. In this case, the Fund would enter a call spread with a lower strike call, thereby increasing the Fund’s potential for gains while maintaining the cost efficiency of the position.

There is no guarantee that the Fund’s investment strategy will be properly implemented, and an investor may lose some or all of its investment.

Options Premiums – Income/Return of Capital

Receipt of an option premium does not always represent income. Depending on whether the transaction as a whole results in a gain or loss, such amounts may be treated for accounting or tax purposes as income or as a return of capital (“ROC”). ROC represents a return of a shareholder’s own invested capital and does not reflect traditional income such as dividends or interest. A portion (sometimes a significant portion) of the Fund’s cash distributions may be classified as ROC, which generally refers to the portion of a distribution that represents a return of the original investment (principal) rather than income or profit. Accordingly, such distributions do not necessarily reflect traditional income or yield, and receipt of an option premium could ultimately result in a net loss on the transaction if offset by subsequent closing transactions, exercise or settlement.

Exchange Traded Options Portfolio

The Fund will purchase and sell a combination of call and put exchange traded options contracts. FLEX options are customized options contracts that trade on an exchange but provide investors with the ability to customize key contract terms like strike price, style and expiration date while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of “over-the-counter” (“OTC”) options positions. Like traditional exchange-traded options, FLEX Options are guaranteed for settlement by the OCC, a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts.

The FLEX options in which the Fund may invest are all European style options (options that are exercisable only on the expiration date). As of the date of this prospectus, the FLEX options are generally listed on the Chicago Board Options Exchange.

Manager of Managers Structure

Although the Fund is not currently sub-advised, the Fund and the Adviser have received exemptive relief from the SEC permitting the Adviser (subject to certain conditions and the approval of the Board) to change or select new unaffiliated sub-advisers without obtaining shareholder approval. The relief also permits the Adviser to materially amend the terms of agreements with an unaffiliated sub-adviser (including an increase in the fee paid by the Adviser to the unaffiliated sub-adviser (and not paid by the Fund)) or to continue the employment of an unaffiliated sub-adviser after an event that would otherwise cause the automatic termination of services with Board approval, but without shareholder approval. Shareholders will be notified of any unaffiliated sub-adviser changes. The Adviser has the ultimate responsibility, subject to oversight by the Board, to oversee a sub-adviser and recommend their hiring, termination and replacement. The exemptive relief applies to sub-advisers that are either wholly-owned by the Adviser or its parent company, as well as to unaffiliated sub-advisers, including those whose affiliation arises solely from their sub-advisory relationship.

Investments by Registered Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. However, registered investment companies are permitted to invest in other investment companies beyond the limits set forth in Section 12(d)(1) in recently adopted rules under the 1940 Act, subject to certain conditions. The Fund may rely on Rule 12d1-4 of the 1940 Act, which provides an exemption from Section 12(d)(1) that allows the Fund to invest beyond the limits set forth in Section 12(d)(1) if the Fund satisfies certain conditions specified in Rule 12d1-4, including, among other conditions, that the Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company).

Principal Risks of Investing in the Fund

There can be no assurance that the Fund will achieve its investment objective. The following information is in addition to, and should be read along with, the description of the Fund’s principal investment risks in the section titled “Fund Summary— Principal Investment Risks” above. Following the Fund-specific underlying security risks, the remaining principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

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Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Derivatives Risk. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; the possible default of the other party to the transaction; and illiquidity of the derivative investments. Use of derivatives could also result in a loss if the counterparty to the transaction does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. This risk may be greater during volatile market conditions. Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the OTC markets) or the availability of counterparties becomes limited for a period of time. In addition, the presence of speculators in a particular market could lead to price distortions.

Certain of the Fund’s transactions in derivatives could also affect the amount, timing, and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the Underlying Securities, including anticipated volatility, which are affected by fiscal and monetary policies, national and international political developments, changes in actual or implied volatility of the Underlying Securities, the time remaining until the expiration of the option contract, and economic events. For the Fund in particular, the value of the options contracts in which it invests is substantially influenced by the value and volatility of its Underlying Securities. The Fund employs various options strategies, all of which are covered, meaning the Fund holds corresponding positions in the Underlying Securities or other assets to mitigate risk. However, even with covered options, the Fund may experience substantial downside from specific option positions, and certain option positions held by the Fund may expire worthless. The options held by the Fund are exercisable at the strike price on their expiration date. As an option approaches its expiration date, its value typically moves increasingly in line with the value of the Underlying Security. However, prior to such date, the value of an option generally does not increase or decrease at the same rate as the Underlying Security. There may at times be an imperfect correlation between the movement in the values of options contracts and the Underlying Securities, and there may be periods when a liquid secondary market for certain options contracts does not exist. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, as the Fund intends to continuously maintain indirect exposure to multiple Underlying Securities through the use of options contracts, as the options contracts it holds are exercised or expire, it will enter into new options contracts, a practice referred to as “rolling.” If the expiring options contracts do not generate proceeds sufficient to cover the cost of entering into new options contracts, the Fund may experience losses. While the Fund employs covered options strategies to manage risk and seek enhanced returns, these strategies do not eliminate the potential for significant losses. The Fund’s performance may be affected by fluctuations in the value of the Underlying Securities, market conditions, and the effectiveness of its options strategies.

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Distribution Risk. The Fund seeks to provide weekly distributions. There is no assurance that the Fund will make a distribution in any given week. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. By paying out higher annual capital gain distributions, investors may be subjected to increased capital gains taxes. Additionally, there may be brokerage costs or taxable gains or losses that may be imposed on the Fund in connection with a cash redemption that may not have occurred if the Fund had made a redemption in-kind. These costs could decrease the value of the Fund to the extent they are not offset by a transaction fee payable by an AP.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions or other charges imposed by brokers and bid-ask spreads, which is the cost of the difference between the price at which an investor is willing to buy Shares and the price at which an investor is willing to sell Shares, which varies over time for Shares based on trading volume and market liquidity, and the spread is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Due to the costs of buying or selling Shares, frequent trading of Shares may reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

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Trading. Although Shares are listed on a national securities exchange, such as the Exchange, and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single security, such as those of an Underlying Security being halted or a market wide closure, settlement prices for such contracts will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

ETP Risks. In addition to ETFs, the Fund may invest in a variety of other exchange-traded products (ETPs), which include, but are not limited to, closed-end funds, partnerships, commodity pools, or trusts, all of which are traded on securities exchanges. ETPs, including ETFs and closed-end funds, are traded like stocks at market prices, which may deviate from their net asset value (NAV), resulting in prices that are either higher (a premium) or lower (a discount) than their NAV.

ETPs typically aim to track the performance of certain market segments or indices, although some may be actively managed. These products incur operational expenses, such as advisory and management fees, which are shared among their investors. When the Fund invests in these products, it not only bears its own operational expenses but also incurs a proportional share of the expenses of the ETP.

Since ETPs are traded on the market, their prices can differ from their NAV. This may result in trading prices that reflect a premium or discount relative to the NAV. The risks associated with these investments typically reflect those of the underlying assets they track. However, potential liquidity issues in these products might lead to greater volatility compared to the underlying securities. Moreover, due to their associated expenses, investing in ETPs can be more costly than direct investment in their underlying assets.

Focused Portfolio Risk. The Fund will hold a relatively focused portfolio that may contain securities of fewer issuers than the portfolios of other ETFs. Holding a relatively focused portfolio may increase the risk that the value of the Fund could go down because of the poor performance of one or a few investments.

Hedging Strategy Risks. The Fund’s hedging techniques may not be effective in all scenarios and may not fully offset losses from the Fund’s options premium generations strategy. Options  and underlying ETFs used by the Fund to seek to mitigate market volatility risks may not perform as intended. There can be no assurance that the Fund’s hedging strategy will be effective. It may expose the Fund to losses to which it would not have otherwise been exposed if it did not employ hedging.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the securities in its portfolio. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Leverage Risk. As part of the Fund’s principal investment strategies, the Fund may employ options strategies that provide the economic effect of financial leverage by creating additional investment exposure to the Underlying Security(ies), as well as the potential for greater loss. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Securities. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Market Capitalization Risk.

○	Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

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○	Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.
○	Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.
○	Micro-Capitalization Investing. Micro-capitalization companies often have limited product lines, narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including companies which are considered small- or mid-capitalization. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

NAV Erosion Risk Due to Distributions. If the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions, if any, by the Fund may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Newer Fund Risk. The Fund is recently organized with a limited operating history. As a result, prospective investors have only a limited track record or history on which to base their investment decisions. There can be no assurance that the Fund will grow to or maintain an economically viable size.

Non-Diversification Risk. Because the Fund is “non-diversified,” the Fund may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase the Fund’s volatility and have a greater impact on the Fund’s performance.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Fund’s investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Significant market volatility and market downturns may limit the Fund’s ability to sell securities and obtain long exposure to securities, and the Fund’s sales and long exposures may exacerbate the market volatility and downturn. Under such circumstances, the Fund may have difficulty achieving its investment objective for one or more trading days, which may adversely impact the Fund’s returns on those days and periods inclusive of those days. Alternatively, the Fund may incur higher costs in order to achieve its investment objective and may be forced to purchase and sell securities (including other ETFs’ shares) at market prices that do not represent their fair value (including in the case of an ETF, its NAV) or at times that result in differences between the price the Fund receives for the security and the market closing price of the security. Under those circumstances, the Fund’s ability to track the Underlying Securities is likely to be adversely affected, the market price of Shares may reflect a greater premium or discount to NAV and bid-ask spreads in Shares may widen, resulting in increased transaction costs for secondary market purchasers and sellers.

Sector Risk. The Adviser may allocate more of the Fund’s investments to a particular sector or sectors in the market. If the Fund invests a significant portion of its total assets in certain sectors, its investment portfolio will be more susceptible to the financial, economic, business, and political developments that affect those sectors.

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Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed.

Underlying ETFs Risks. The Fund will incur higher and duplicative expenses because it invests in Underlying Securities that are ETFs. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying ETFs. The Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by the underlying ETFs. Additionally, underlying ETFs are also subject to the “ETF Risks” described above.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

PORTFOLIO HOLDINGS

Information about the Fund’s daily portfolio holdings is available on the Fund’s website at www.yieldmaxetfs.com.

A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI

MANAGEMENT

Investment Adviser

Tidal Investments LLC (“Tidal” or the “Adviser”), located at 234 West Florida Street, Suite 700, Milwaukee, Wisconsin 53204, is an SEC registered investment adviser and a Delaware limited liability company. Tidal was founded in March 2012 and is dedicated to understanding, researching and managing assets within the expanding ETF universe. As of January 31, 2026, Tidal had assets under management of approximately $50.52 billion and served as the investment adviser or sub-adviser for 343 registered funds.

Tidal serves as investment adviser to the Fund and has overall responsibility for the general management and administration of the Fund pursuant to an investment advisory agreement with the Trust, on behalf of the Fund (the “Advisory Agreement”). The Adviser is responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions. The Adviser also arranges for transfer agency, custody, fund administration, and all other related services necessary for the Fund to operate. For the services provided to the Fund, the Fund pays the Adviser a unified management fee, which is calculated daily and paid monthly, at an annual rate set forth in the table below based on the Fund’s average daily net assets.

Fund Name	Unitary Management Fee	Unitary Management Fee After Waiver
YieldMax® Ultra Option Income Strategy ETF	1.24%	1.14%

The Adviser has contractually agreed to waive its unitary management fee for the Fund (which includes all expenses incurred by the Fund, excluding advisory fees, interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and litigation expenses and other non-routine or extraordinary expenses (collectively, the “Excluded Expenses”)) to 1.14% of the Fund’s average daily net assets through at least February 28, 2027. This agreement may be terminated only by, or with the consent of, the Board of the Trust, on behalf of the Fund, upon sixty (60) days’ written notice to the Adviser. This Agreement may not be terminated by the Adviser without the consent of the Board. The fee waiver is not subject to recoupment.

Under the Advisory Agreement, in exchange for a single unitary management fee from the Fund, the Adviser has agreed to pay all expenses incurred by the Fund except for its management fee and the Excluded Expenses.

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Advisory Agreement

A discussion regarding the basis for the Board’s approval of the Fund’s Advisory Agreement is available in the October 31, 2025 annual report to shareholders on Form N-CSR.

Portfolio Managers

The following individuals (each, a “Portfolio Manager”) serve as portfolio managers of the Fund and are jointly and primarily responsible for the day-to-day management of the Fund.

Jay Pestrichelli, Portfolio Manager for the Adviser

Mr. Pestrichelli joined the Adviser in 2025 and is Chief Trading Officer of the Adviser’s ETF Trading and Portfolio Management team. Mr. Pestrichelli has over 30 years of experience in the financial markets. Prior to joining the Adviser, Mr. Pestrichelli co-founded ZEGA Financial, LLC (“ZEGA”) where he led the development and execution of ZEGA’s investment strategies since its inception in 2011. He is also the author of the best-selling book “Buy & Hedge: The Five Iron Rules for Investing Over the Long Term.” Prior to founding ZEGA, Mr. Pestrichelli spent 12 years managing and growing the online trading business for TD Ameritrade from 1999 to 2010. Mr. Pestrichelli has a Bachelor degree in Behavioral Science from Concordia College.

Scott Snyder, Portfolio Manager for the Adviser

Mr. Snyder joined the firm in 2025 as SVP of Trading. Mr. Snyder has over 40 years of experience in the financial markets and more specifically in the options market. Mr. Snyder led the trading team at ZEGA before joining Tidal. He started his career in 1983 and for 20 years was an independent market maker on the floor of the CBOE. In 2003 Mr. Snyder joined thinkorswim as Chief Options Strategist for a subsidiary of thinkorswim advisors. Mr. Snyder then helped lead the RIA trading, execution platform support and option education business for TD Ameritrade and then Schwab from 2009-2024.

Quinn Berry, Portfolio Manager for the Adviser

Mr. Berry serves as Portfolio Manager at the Adviser, having joined the firm in January 2025. From August 2023 to December 2024, he was a Trading Manager at ZEGA where he managed option based exchange-traded funds and conducted equity research. He was on the trading desk at SMArtX Advisory Solutions from November 2021 until August 2023 specializing in equity and option execution. Prior to that, he held treasury analyst positions at Pacific Life and Silicon Valley Bank from 2017-2021. Mr. Berry received a Master of Science in Finance from Florida State University in 2015 and a Bachelor of Science in Finance the year prior.

The Fund’s SAI provides additional information about each portfolio manager’s compensation structure, other accounts that each portfolio manager manages, and each portfolio manager’s ownership of Shares.

Fund Supporters

The Adviser, Tidal ETF Services LLC (an affiliate of the Adviser and the Fund’s administrator), ZEGA, Lucania Investments LLC (“Lucania”), and Level ETF Ventures LLC (“Level,” and together with the Adviser, ZEGA and Lucania, the “Supporters” and each a “Supporter”) have entered into a fund support agreement pursuant to which each Supporter has agreed to provide financial support (as described below) to the Fund. Every month, the unitary management fees for the Fund are calculated and paid to the Adviser, and the Adviser retains a portion of the unitary management fees. In return for its financial support for the Fund, the Adviser has agreed to pay each Supporter a portion of any remaining profits generated by the unitary management fees. If the amount of the unitary management fees exceeds the Fund’s operating expenses and the Adviser-retained amounts, that excess amount is considered “remaining profit.” In that case, the Adviser will pay a portion of the remaining profits to the Supporters. Further, if the amount of the unitary management fees for the Fund is less than the Fund’s operating expenses and the Adviser-retained amounts, each Supporter is obligated to reimburse the Adviser for a portion of the shortfall.

HOW TO BUY AND SELL SHARES

The Fund issues and redeems Shares only in Creation Units at the NAV per share next determined after receipt of an order from an AP. Only APs may acquire Shares directly from the Fund, and only APs may tender their Shares for redemption directly to the Fund at NAV. APs must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor (defined below), and that has been accepted by the Fund’s transfer agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

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In order to purchase Creation Units of the Fund, an AP must generally deposit a designated portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash. Purchases and redemptions of Creation Units primarily with cash, rather than through in-kind delivery of portfolio securities, may cause the Fund to incur certain costs. These costs could include brokerage costs or taxable gains or losses that it might not have incurred if it had made redemption in-kind. These costs could be imposed on the Fund, and thus decrease the Fund’s NAV, to the extent that the costs are not offset by a transaction fee payable by an AP. Most investors buy and sell Shares in secondary market transactions through brokers. Individual Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares, and receive less than NAV when you sell those Shares.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” through your brokerage account.

Frequent Purchases and Redemptions of Shares

The Fund does not impose any restrictions on the frequency of purchases and redemptions of Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by the Fund’s shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly with the Fund, are an essential part of the ETF process and help keep Share trading prices in line with the NAV. As such, the Fund accommodates frequent purchases and redemptions by APs. However, the Board has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains. To minimize these potential consequences of frequent purchases and redemptions, the Fund employs fair value pricing and may impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Fund and the Adviser reserve the right to reject any purchase order at any time.

Determination of Net Asset Value

The Fund’s NAV is calculated as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time, each day the NYSE is open for regular business. The NAV for the Fund is calculated by dividing the Fund’s net assets by its Shares outstanding.

In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. If such information is not available for a security or other asset held by the Fund or is determined to be unreliable, the security or other asset will be valued at fair value estimates under guidelines established by the Adviser (as described below).

The Fund values exchange-traded options at the composite mean price, calculated as the average of the highest bid and lowest ask prices across the exchanges on which the option is principally traded.

Fair Value Pricing

The Board has designated the Adviser as the “valuation designee” for the Fund under Rule 2a-5 of the 1940 Act, subject to its oversight. The Adviser has adopted procedures and methodologies, which have been approved by the Board, to fair value Fund investments whose market prices are not “readily available” or are deemed to be unreliable. For example, such circumstances may arise when: (i) an investment has been delisted or has had its trading halted or suspended; (ii) an investment’s primary pricing source is unable or unwilling to provide a price; (iii) an investment’s primary trading market is closed during regular market hours; or (iv) an investment’s value is materially affected by events occurring after the close of the investment’s primary trading market. Generally, when fair valuing an investment, the Adviser will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the investment, general and/or specific market conditions, and the specific facts giving rise to the need to fair value the investment. Fair value determinations are made in good faith and in accordance with the fair value methodologies included in the Adviser-adopted valuation procedures. The Adviser will fair value Fund investments whose market prices are not “readily available” or are deemed to be unreliable. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the Adviser will be able to obtain the fair value assigned to the investment upon the sale of such investment.

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Delivery of Shareholder Documents – Householding

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

The Fund intends to pay out dividends and interest income, if any, on a weekly basis, and distribute any net realized capital gains to its shareholders at least annually.

The Fund will declare and pay income and capital gain distributions, if any, in cash. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

Taxes

The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Shares, including the possible application of foreign, state, and local tax laws.

The Fund intends to qualify each year for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986 (the “Code”), as amended. If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged account, such as an IRA plan, you need to be aware of the possible tax consequences when the Fund makes distributions, when you sell your Shares listed on the Exchange, and when you purchase or redeem Creation Units (institutional investors only).

The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this Prospectus. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Taxes on Distributions. For federal income tax purposes, distributions of net investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of net capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned their Shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.

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Distributions reported by the Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided certain holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from the Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations.

Shortly after the close of each calendar year, you will be informed of the character of any distributions received from the Fund. In addition to the federal income tax, certain individuals, trusts, and estates may be subject to a Net Investment Income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale or redemption of shares of the Fund is includable in such shareholder’s investment income for purposes of this NII tax.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).

You may wish to avoid investing in the Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable even though it may economically represent a return of a portion of your investment.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by the Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold a generally nonrefundable 30% tax on distributions of net investment income paid to (a) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the Internal Revenue Service (“IRS”) the identity of certain of its account holders, among other items (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement between the United States and the foreign financial institution’s country of residence), and (b) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items. This FATCA withholding tax could also affect the Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

For foreign shareholders to qualify for an exemption from backup withholding, described above, the foreign shareholder must comply with special certification and filing requirements. Foreign shareholders in the Fund should consult their tax advisors in this regard.

Taxes When Shares are Sold on the Exchange

Any capital gain or loss realized upon a sale of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. Any loss realized on a sale will be disallowed to the extent Shares are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of substantially identical Shares.

Taxes on Purchases and Redemptions of Creation Units

An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging AP’s aggregate basis in the securities delivered plus the amount of any cash paid for the Creation Units. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging AP’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The IRS may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an AP who does not mark-to-market their holdings) or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

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Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if Shares comprising the Creation Units have been held for more than one year and as a short-term capital gain or loss if such Shares have been held for one year or less.

The Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. The Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.

Important Tax Considerations When Purchasing Fund Shares

If you are investing through a taxable account, you should carefully consider the timing of your investment relative to the Fund’s distribution schedule. Purchasing Fund shares shortly before a distribution may increase your tax liability, a situation commonly referred to as “buying a dividend.”

When the Fund makes a distribution, its share price typically drops by an amount roughly equal to the distribution. As a hypothetical example, if you invest $5,000 to purchase 250 shares at $20 per share on December 15, and the Fund pays a $1 per share distribution on December 16, the share price would adjust to $19 (ignoring market fluctuations). Although your total investment value remains $5,000 (250 shares × $19 in share value plus 250 shares × $1 distribution), you would owe taxes on the $250 distribution, even if you reinvest the distribution rather than receiving it in cash.

Distributions are taxable to shareholders even if they are paid from income or gains realized by the Fund before you invested, and even if they were reflected in the purchase price of the shares. Consequently, you may incur taxes on income or gains that accrued before your investment, without corresponding benefit.

Unless you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement plan, you may wish to avoid purchasing Fund shares shortly before a distribution. You can minimize the potential tax impact by reviewing the Fund’s distribution schedule prior to investing. Information about the Fund's distribution schedule can be found on the Fund’s website at www. yieldmaxetfs.com.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to foreign, state and local tax on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section entitled “Federal Income Taxes” in the SAI.

DISTRIBUTION

Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group (dba ACA Group) (the “Distributor”), the Fund’s distributor, is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for the Fund on an agency basis and does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 190 Middle Street, Suite 301, Portland, Maine 04101.

The Board has adopted a Distribution (Rule 12b-1) Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to pay distribution fees for the sale and distribution of its Shares.

No Rule 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of assets of the Fund on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

PREMIUM/DISCOUNT INFORMATION

Information regarding how often Shares of the Fund have traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found on the Fund’s website at www.yieldmaxetfs.com.

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ADDITIONAL NOTICES

Shares are not sponsored, endorsed, or promoted by the Exchange. The Exchange is not responsible for, nor has it participated in the determination of, the timing, prices, or quantities of Shares to be issued, nor in the determination or calculation of the equation by which Shares are redeemable. The Exchange has no obligation or liability to owners of Shares in connection with the administration, marketing, or trading of Shares.

Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

The Adviser, ZEGA, Lucania, Level and the Fund make no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly.

The Third Amended and Restated Declaration of Trust (“Declaration of Trust”) provides a detailed process for the bringing of derivative or direct actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the Fund’s Trustees. The Declaration of Trust details various information, certifications, undertakings and acknowledgments that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. The Declaration of Trust further provides that shareholders owning Shares representing no less than a majority of the Fund’s outstanding shares must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Fund in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration of Trust, the shareholders bringing the action may be responsible for the Fund’s costs, including attorneys’ fees, if a court determines that the action was brought without reasonable cause or for an improper purpose. The Declaration of Trust provides that no shareholder may bring a direct action claiming injury as a shareholder of the Trust, or any Fund, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of the Fund, unless the shareholder has suffered an injury distinct from that suffered by the shareholders of the Trust, or the Fund, generally. Under the Declaration of Trust, a shareholder bringing a direct claim must be a shareholder of the Fund with respect to which the direct action is brought at the time of the injury complained of or have acquired the shares afterwards by operation of law from a person who was a shareholder at that time. The Declaration of Trust further provides that the Fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the Fund is obligated to pay shall be calculated using reasonable hourly rates. These provisions do not apply to claims brought under the federal securities laws.

The Declaration of Trust also requires that actions by shareholders against the Fund be brought exclusively in a federal or state court located within the State of Delaware. This provision will not apply to claims brought under the federal securities laws. Limiting shareholders’ ability to bring actions only in courts located in Delaware may cause shareholders economic hardship to litigate the action in those courts, including paying for travel expenses of witnesses and counsel, requiring retaining local counsel, and may limit shareholders’ ability to bring a claim in a judicial forum that shareholders find favorable for disputes, which may discourage such actions.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the Fund’s periods shown. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Certified Shareholder Report on Form N-CSR, which is available upon request.

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		INVESTMENT OPERATIONS:				LESS DISTRIBUTIONS FROM:

For the periods ended	Net asset value, beginning of periods	Net investment income (loss)(a)	Net realized and unrealized gain (loss) on investments(b)	Total from investment operations	Net investment income	Net realized gains	Return of capital	Total distributions

YieldMax Ultra Option Income Strategy ETF
10/31/2025(zz)	$98.90	(0.41)	14.52	14.11	(22.11)	(0.16)	(41.18)	(63.45)
10/31/2024(qq)	$200.00	(0.30)	(16.10)	(16.40)	(2.70)	—	(82.10)	(84.80)

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CAPITAL TRANSACTIONS:			SUPPLEMENTAL DATA AND RATIOS:

ETF transaction fees per share	Net asset value, end of periods	Total return(c)	Net assets, end of periods (in thousands)	Ratio of expenses to average net assets before expense reimbursement / recoupment(d)(e)	Ratio of expenses to average net assets after expense reimbursement / recoupment(d)	Ratio of interest and tax expense to average net assets(d)(e)	Ratio of operational expenses to average net assets excluding interest and tax expense(d)(e)	Ratio of net investment income (loss) to average net assets(d)(e)	Portfolio turnover rate(c)(f)

YieldMax Ultra Option Income Strategy ETF
0.06	$49.62	23.26%	$2,481,990	1.36%	1.24%	0.10%	1.14%	(0.70%)	721%
0.10	$98.90	(7.63%)	$205,431	1.35%	1.25%	0.11%	1.14%	(0.38%)	717%

(a)	Net investment income per share has been calculated based on average shares outstanding during the periods.
(b)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Ratios do not include the income and expenses of the underlying funds in which the Fund invests.
(f)	Portfolio turnover rate excludes in-kind transactions.
(qq)	Inception date of the Fund was February 28, 2024.
(zz)	After the year ended October 31, 2025, the Fund effected the following reverse stock split: November 28, 2025, 1 for 10. All historical per share information has been retroactively adjusted to reflect this reverse stock split.

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YieldMax® Ultra Option Income Strategy ETF (ULTY)

Adviser	Tidal Investments LLC 234 West Florida Street, Suite 700 Milwaukee, Wisconsin 53204	Administrator	Tidal ETF Services LLC 234 West Florida Street, Suite 700 Milwaukee, Wisconsin 53204
Distributor	Foreside Fund Services, LLC 190 Middle Street, Suite 301 Portland, Maine 04101	Sub-Administrator, Fund Accountant, and Transfer Agent	U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, Wisconsin 53202
Legal Counsel	Sullivan & Worcester LLP 1251 Avenue of Americas New York, New York 10020	Custodian	U.S. Bank National Association 1555 North Rivercenter Drive Milwaukee, Wisconsin 53212
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1835 Market Street, Suite 310 Philadelphia, PA 19103

Investors may find more information about the Fund in the following documents:

Statement of Additional Information: The Fund’s SAI provides additional details about the investments of the Fund and certain other additional information. A current SAI dated February 27, 2026, as supplemented from time to time, is on file with the SEC and is herein incorporated by reference into this Prospectus. It is legally considered a part of this Prospectus.

Annual/Semi-Annual Reports: Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

You can request free copies of these documents, request other information or make general inquiries about the Fund by contacting the Fund at the YieldMax® Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri 64121-9252 or calling (866) 864-3968.

Shareholder reports and other information about the Fund are also available:

●	Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or
●	Free of charge from the Fund’s Internet website at www.yieldmaxetfs.com; or
●	For a fee, by e-mail request to publicinfo@sec.gov.

The SAI and other information are also available from a financial intermediary (such as a broker-dealer or bank) through which the Fund’s shares may be purchased or sold.

(SEC Investment Company Act File No. 811-23793)

YieldMax® Ultra Option Income Strategy ETF (ULTY)

listed on NYSE Arca, Inc

STATEMENT OF ADDITIONAL INFORMATION

February 27, 2026

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus for the YieldMax® Ultra Option Income Strategy ETF (the “Fund”), a series of Tidal Trust II (the “Trust”), dated February 27, 2026, as may be supplemented from time to time (the “Prospectus”). Capitalized terms used in this SAI that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge, by calling the Fund at (866) 864-3968, visiting www.yieldmaxetfs.com or writing to the Fund at the YieldMax® Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri 64121-9252.

The Fund’s audited financial statements for the most recent fiscal year is incorporated into this SAI by reference to the Fund’s most recent Annual Certified Shareholder Report on  Form N-CSR (File No. 811-23793). A copy of the Fund’s annual Certified Shareholder Report may be obtained at no charge by contacting the Fund at the address or phone number noted above.

GENERAL INFORMATION ABOUT THE TRUST

The Trust is an open-end management investment company consisting of multiple series, including the YieldMax® Ultra Option Income Strategy ETF (the “Fund”). This SAI relates to the Fund. The Trust was organized as a Delaware statutory trust on January 13, 2022. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (together with the rules and regulations adopted thereunder, as amended, the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Trust is governed by its Board of Trustees (the “Board”). Tidal Investments LLC (“Tidal” or the “Adviser”) serves as investment adviser to the Fund.

The Fund offers and issues Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). The Fund generally offers and issues Shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. Shares are listed on NYSE Arca, Inc. (the “Exchange”). Shares trade on the Exchange at market prices that may differ from the Shares’ NAV. Shares are also redeemable only in Creation Unit aggregations, primarily for a basket of Deposit Securities together with a Cash Component. As a practical matter, only institutions or large investors, known as “Authorized Participants” or “APs,” purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not individually redeemable.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the value of the missing Deposit Securities, as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, POLICIES, AND RELATED RISKS

The Fund’s investment objective and principal investment strategies are described in the Prospectus. The following information supplements, and should be read in conjunction with, the Prospectus. For a description of certain permitted investments, see “Description of Permitted Investments” in this SAI.

With respect to the Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.

Non-Diversification

The Fund is classified as a non-diversified investment company under the 1940 Act. A “non-diversified” classification means that the Fund is not limited by the 1940 Act’s diversification requirements with regard to the percentage of its assets that may be invested in the securities of a single issuer. This means that the Fund may invest a greater portion of its assets in the securities of a single issuer or a small number of issuers than if it was a diversified fund, and therefore, those issuers may constitute a greater portion of the Fund’s portfolio. This may have an adverse effect on the Fund’s performance or subject its Shares to greater price volatility than more diversified investment companies. Moreover, in pursuing its objective, the Fund may hold the securities of a single issuer in an amount exceeding 10% of the value of the outstanding securities of the issuer, subject to restrictions imposed by the Internal Revenue Code of 1986, as amended (the “Code”).

Although the Fund is non-diversified for purposes of the 1940 Act, the Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the Code, and to relieve the Fund of any liability for federal income tax to the extent that their earnings are distributed to shareholders. Compliance with the diversification requirements of the Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objectives. See “Federal Income Taxes” in this SAI for further discussion.

General Risks

The value of the Fund’s portfolio securities may fluctuate with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular security or issuer and changes in general economic or political conditions. An investor in the Fund could lose money over short or long periods of time.

There can be no guarantee that a liquid market for the securities held by the Fund will be maintained. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid-ask spreads are wide.

Financial markets, both domestic and foreign, have recently experienced an unusually high degree of volatility. Continuing events and possible continuing market turbulence may have an adverse effect on the performance of the Fund.

Cyber Security Risk. Investment companies, such as the Fund, and their service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Fund or the Adviser, Custodian (defined below), Transfer Agent (defined below), intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and investment practices and associated risk factors. The Fund will invest in any of the following instruments or engage in any of the following investment practices only if such investment or activity is consistent with the Fund’s investment objective and permitted by the Fund’s stated investment policies. In addition, certain of the techniques and investments discussed in this SAI are not principal strategies of the Fund as disclosed in the Prospectus, and while such techniques and investments are permissible for the Fund to utilize, the Fund is not required to utilize such non-principal techniques or investments.

Borrowing. Under the 1940 Act, the Fund may borrow up to one-third (1/3) of its total assets. The Fund will borrow money only for short-term or emergency purposes. Such borrowing is not for investment purposes and will be repaid by the Fund promptly. Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

American Depositary Receipts Risks. The Fund may invest in American Depositary Receipts (“ADRs”). ADRs may involve many of the same risks as direct investments in foreign securities, including currency exchange fluctuations, less liquidity and more volatility, differences in accounting, auditing and financial reporting standards and governmental regulations, and the potential for political and economic instability. ADRs are depositary receipts for foreign securities denominated in US dollars and traded on US securities markets. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. Designed for use in US securities markets, ADRs are alternatives to the purchase of the underlying securities in their national markets and currencies. The securities underlying depositary receipts may trade on foreign exchanges at times when US markets are not open for trading and the value of depositary receipts may not track the price of the underlying securities.

Closed-End Fund Risks. Shares of closed-end funds frequently trade at a price per share that is less than the net asset value (NAV) per share (i.e., trade at a market discount). This market discount can be influenced by various factors including market sentiment, the supply and demand for the shares, the performance of the underlying assets, and overall market conditions. It’s important to note that there can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. This means that the Fund’s investments in these shares may not realize their full NAV when sold, potentially resulting in a loss.

Furthermore, when the Fund seeks to sell shares of a closed-end fund, it may not be able to receive the NAV of those shares, especially during periods of market volatility or reduced liquidity in the market. The liquidity of closed-end fund shares can vary significantly, and in some cases, the Fund may find it challenging to sell these shares promptly at a desirable price. This could affect the Fund’s ability to realize the full value of its investment and could also impact its ability to meet redemption requests from its shareholders in a timely manner.

Additionally, the underlying assets of closed-end funds may be subject to their own set of risks, including but not limited to interest rate risk, credit risk, and sector-specific risks, which can further impact the NAV of these funds. As a result, the value of the Fund’s investments in closed-end funds can be more volatile and may deviate significantly from the performance of the overall market.

ETN Risks. Exchange traded notes (“ETNs”) are a type of debt instrument that are senior, unsecured, unsubordinated debt securities issued by a financial institution. These notes are designed to provide returns that are linked to a specific benchmark, such as a market index, commodity price, or other financial metrics. ETNs do not provide principal protection, meaning that the return of the original investment amount is not guaranteed. Additionally, unlike traditional fixed-income securities, ETNs may not make periodic coupon payments, which can impact the expected income stream for investors (such as the Fund).

ETNs have a set maturity date, at which point the issuer is expected to pay back the principal amount based on the performance of the linked benchmark. However, the ability of the issuer to meet these obligations is generally backed only by its creditworthiness, without any collateral or other security backing the note. As a result, ETNs are subject to credit risk, which is the risk that the issuer may default on its obligation to pay interest or repay principal when it is due. The creditworthiness of the issuer is therefore a critical factor in assessing the risk of an ETN investment, and any deterioration in the issuer’s credit rating could adversely affect the value of the ETN.

Furthermore, the value of ETNs can be influenced by the performance of the underlying benchmark. If the benchmark performs poorly, the value of the ETN can decrease, even to the point of becoming worthless. This market risk is compounded by the lack of principal protection. Additionally, ETNs are subject to liquidity risk. In some instances, there may be a limited market for trading ETNs, making it difficult for investors (such as the Fund) to buy or sell them at an optimal price. This can be particularly challenging during periods of market stress or volatility.

ETP Risks. Investing in exchange-traded products (“ETPs”) that focus on commodities and currencies carries a variety of risks. Market risk is a primary concern, as the value of these investments can fluctuate significantly due to changes in market conditions influenced by global economic shifts, market sentiment, and geopolitical events. Particularly with commodities, investors face heightened volatility. This can be attributed to a range of factors, including changes in overall market movements, specific industry impacts, natural disasters, and regulatory changes. Currency investments in ETPs are equally subject to the volatility of global currency markets, influenced by fluctuating exchange rates, national economic policies, inflation, and political instability.

Use of leverage and derivatives such as futures and options in some ETPs can both magnify gains and exacerbate losses, introducing additional risks, including counterparty risks. Liquidity risk is another concern, especially in ETPs tracking less common commodities or currencies, which may face challenges in buying or selling shares at an optimal price during market turmoil or periods of reduced trading volumes. Additionally, regulatory changes in the commodities and currencies sectors can significantly impact ETP values. Concentration in a particular commodity or currency can increase volatility and risk, as the ETP becomes more susceptible to specific developments affecting those assets. Finally, counterparty risks are present in ETPs involved in contracts with other parties, such as derivatives contracts, where there is a risk of financial loss if a counterparty fails to fulfill its contractual obligations.

MLP Risk. The Fund’s exposure to MLPs may subject the Fund to greater volatility than investments in traditional securities. The value of MLPs and MLP-based ETFs and notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. To the extent the Fund’s investments in MLPs expose its portfolio to the energy sector, such as the oil and gas industries, the Fund may experience additional risks related to these industries.

MLP Tax Risk. The Fund may invest in MLPs that are treated as qualified publicly traded partnerships for federal income tax purposes. Net income derived from an interest in a qualified publicly traded partnership is treated as qualifying income for purposes of satisfying the source of income requirements to be treated as a RIC. However, no more than 25% of the value of a RIC’s total assets at the end of each fiscal quarter may be invested in securities of qualified publicly traded partnerships. If an MLP in which the Fund invests is taxed as a partnership for federal income tax purposes, the Fund will include in its taxable income its allocable share of the MLP’s income regardless of whether the Fund receives any distribution from the MLP. Thus, the Fund may be required to sell other securities to satisfy the distribution requirements to qualify as a RIC and to avoid Fund-level federal income and excise taxes. In addition, if an MLP in which the Fund invests does not qualify as a qualified publicly traded partnership (and is otherwise not taxed as a corporation), income derived by the Fund from the MLP will be treated as qualifying income only to the extent such income is attributable to items of income of the MLP that would be qualifying income if realized directly by the Fund. The receipt of non-qualifying income from such investments could jeopardize the Fund’s status as a RIC. Distributions to the Fund from an MLP that is taxed as a partnership for federal income tax purposes will constitute a return of capital to the extent of the Fund’s basis in its interest in the MLP. If the Fund retains an investment until its basis is reduced to zero, distributions in excess of basis will generally constitute capital gain for federal income tax purposes.

REITs Risk. Real Estate Investment Trusts (“REITs”) are dependent upon management skills, are primarily invested in real estate and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code. Due to the cyclical nature of the real estate industry, REITs may under-perform in comparison with other investment sectors. Investing in publicly traded REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks. Rising interest rates may reduce the demand for REITs which may cause them to perform badly.

Equity Securities

Equity securities, such as the common stocks of an issuer, are subject to stock market fluctuations and therefore may experience volatile changes in value as market conditions, consumer sentiment or the financial condition of the issuers change. A decrease in value of the equity securities in the Fund’s portfolio may also cause the value of the Fund’s Shares to decline.

An investment in the Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the Fund’s portfolio securities and therefore a decrease in the value of Shares of the Fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic or banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Types of Equity Securities:

Common Stocks. Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s board of directors.

Preferred Stocks. Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.

Generally, the market values of preferred stock with a fixed dividend rate and no conversion element vary inversely with interest rates and perceived credit risk.

Rights and Warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Smaller Companies. The securities of small- and mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of small- and mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some small- or mid-capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. There is typically less publicly available information concerning small- and mid-capitalization companies than for larger, more established companies. Small- and mid-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs, and earnings.

Tracking Stocks. The Fund may invest in tracking stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.

When-Issued Securities. A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. When the Fund engages in when-issued transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments. Rule 18f-4 under the 1940 Act permits the Fund to invest in securities on a when-issued or forward-settling basis, or with a non-standard settlement cycle, notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the Delayed-Settlement Securities Provision). A when-issued, forward-settling, or non-standard settlement cycle security that does not satisfy the Delayed-Settlement Securities Provision is treated as a derivatives transaction under Rule 18f-4.

Foreign Securities

The Fund may invest directly in foreign securities or have indirect exposure to foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards, and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers, and listed companies than exists in the United States. Interest and dividends paid by foreign issuers as well as gains or proceeds realized from the sale or other disposition of foreign securities may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, the imposition of economic sanctions, confiscatory taxation, political, economic or social instability, or diplomatic developments that could affect assets of the Fund held in foreign countries. The establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Decreases in the value of currencies of the foreign countries in which the Fund may invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Investing in emerging markets can have more risk than investing in developed foreign markets. The risks of investing in these markets may be exacerbated relative to investments in foreign markets. Governments of developing and emerging market countries may be more unstable as compared to more developed countries. Developing and emerging market countries may have less developed securities markets or exchanges, and legal and accounting systems. It may be more difficult to sell securities at acceptable prices and security prices may be more volatile than in countries with more mature markets. Currency values may fluctuate more in developing or emerging markets. Developing or emerging market countries may be more likely to impose government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, and restrictions on foreign ownership of local companies. In addition, emerging markets may impose restrictions on the Fund’s ability to repatriate investment income or capital and, thus, may adversely affect the operations of the Fund. Certain emerging markets may impose constraints on currency exchange and some currencies in emerging markets may have been devalued significantly against the U.S. dollar. For these and other reasons, the prices of securities in emerging markets can fluctuate more significantly than the prices of securities of companies in developed countries. The less developed the country, the greater effect these risks may have on the Fund.

Foreign Currencies

Although the Fund intends to only hold investments denominated in U.S. dollars, the Fund may have indirect exposure to foreign currency fluctuations. The Fund’s net asset value could decline if a relevant foreign currency depreciates against the U.S. dollar or if there are delays or limits on the repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund’s net asset value may change without warning, which could have a significant negative impact on the Fund.

Illiquid and Restricted Investments

Pursuant to Rule 22e-4 under the 1940 Act, the Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. The 15% limit is observed continuously.

The Fund may purchase certain restricted securities that can be resold to institutional investors and which may be determined not to be illiquid investments pursuant to the Fund’s liquidity risk management program. In many cases, those securities are traded in the institutional market under Rule 144A under the 1933 Act and are called Rule 144A securities.

Investments in illiquid investments involve more risks than investments in similar securities that are readily marketable. Illiquid investments may trade at a discount from comparable, more liquid investments. Investment of the Fund’s assets in illiquid investments may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund’s operations require cash, such as when the Fund has net redemptions, and could result in the Fund borrowing to meet short-term cash requirements or incurring losses on the sale of illiquid investments.

Illiquid investments are often restricted securities sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, the privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. To the extent privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could be less than those originally paid by the Fund or less than the fair value of the securities. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Private placement investments may involve investments in smaller, less seasoned issuers, which may involve greater risks than investments in more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in private placement securities, the Fund may obtain access to material non-public information, which may restrict the Fund’s ability to conduct transactions in those securities.

Investment Company Securities

The Fund may invest in the securities of other investment companies, including money market funds and ETFs, subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Investing in another pooled vehicle exposes the Fund to all the risks of that pooled vehicle. The Fund generally may purchase or redeem, without limitation, shares of any affiliated or unaffiliated money market mutual funds, including unregistered money market funds, so long as the Fund does not pay a sales load or service fee in connection with the purchase, sale, or redemption or if such fees are paid, the Adviser waives its management fee in an amount necessary to offset the amounts paid.

If the Fund invests in and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Adviser and the other expenses that the Fund bears directly in connection with its own operations.

Pursuant to Section 12(d)(1), the Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. To the extent allowed by law or regulation, the Fund may invest its assets in securities of investment companies that are money market funds in excess of the limits discussed above.

The Fund may rely on Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, which provide an exemption from Section 12(d)(1) that allows the Fund to invest all of its assets in other registered funds, including ETFs, if, among other conditions: (1) the Fund, together with its affiliates, acquires no more than three percent of the outstanding voting stock of any acquired fund; and (2) the sales load charged on Shares is no greater than the limits set forth in Rule 2830 of the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Fund may also rely on Rule 12d1-4 under the 1940 Act, which provides an exemption from Section 12(d)(1) that allows the Fund to invest all of its assets in other registered funds, including ETFs, if the Fund satisfies certain conditions specified in the Rule, including, among other conditions, that the Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company).

Initial Public Offering Risk

The Fund may, on a limited basis, participate in IPOs. The market value of IPO shares may fluctuate considerably and is often subject to speculative trading due to factors such as the absence of a prior public market, unseasoned trading, a smaller number of shares available for trading and limited information available about the issuer, its business model, the quality of management, earnings growth potential and other criteria used to evaluate its investment prospects. Such stocks may have exhibited price appreciation in connection with the IPO that is not sustained, and it is not uncommon for stocks to decline in value in the period following the IPO. Additionally, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Money Market Funds

The Fund may invest in underlying money market funds that either seek to maintain a stable $1 NAV (“stable NAV money market funds”) or that have a share price that fluctuates (“variable NAV market funds”). Although an underlying stable NAV money market fund seeks to maintain a stable $1 NAV, it is possible for the Fund to lose money by investing in such a money market fund. Because the share price of an underlying variable NAV market fund will fluctuate, when the Fund sells the shares it owns, they may be worth more or less than what the Fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund’s liquidity falls below required minimums.

Other Short-Term Instruments

The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service or “A-1” by Standard & Poor’s Financial Services or, if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (vi) short-term U.S. dollar denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Derivative Instruments

Generally, derivatives are financial instruments whose value depends on or is derived from, the value of one or more underlying assets, reference rates, or indices or other market factors (a “reference instrument”) and may relate to stocks, bonds, interest rates, credit, currencies, commodities or related indices. Derivative instruments can provide an efficient means to gain or reduce exposure to the value of a reference instrument without actually owning or selling the instrument. Some common types of derivatives include options, futures, forwards and swaps.

Derivative instruments may be used to modify the effective duration of the Fund’s portfolio investments. Derivative instruments may also be used for “hedging,” which means that they may be used when the Adviser seeks to protect the Fund’s investments from a decline in value resulting from changes to interest rates, market prices, currency fluctuations, or other market factors. Derivative instruments may also be used for other purposes, including to seek to increase liquidity, provide efficient portfolio management, broaden investment opportunities (including taking short or negative positions), implement a tax or cash management strategy, gain exposure to a particular security or segment of the market and/or enhance total return. However derivative instruments are used, their successful use is not assured and will depend upon, among other factors, the Adviser’s ability to gauge relevant market movements.

Derivative instruments may be used for the purpose of direct hedging. Direct hedging means that the transaction must be intended to reduce a specific risk exposure of a portfolio security or its denominated currency and must also be directly related to such security or currency. The Fund’s use of derivative instruments may be limited from time to time by policies adopted by the Board or the Adviser.

SEC Rule 18f-4 (“Rule 18f-4” or the “Derivatives Rule”) regulates the ability of the Fund to enter into derivative transactions and other leveraged transactions. The Derivatives Rule defines the term “derivatives” to include short sales and forward contracts, such as TBA transactions, in addition to instruments traditionally classified as derivatives, such as swaps, futures, and options. Rule 18f-4 also regulates other types of leveraged transactions, such as reverse repurchase transactions and transactions deemed to be “similar to” reverse repurchase transactions, such as certain securities lending transactions in connection with which the Fund obtains leverage. Among other things, under Rule 18f-4, the Fund is prohibited from entering into these derivatives transactions except in reliance on the provisions of the Derivatives Rule. The Derivatives Rule establishes limits on the derivatives transactions that the Fund may enter into based on the value-at-risk (“VaR”) of the Fund inclusive of derivatives. The Fund will generally satisfy the limits under the Rule if the VaR of its portfolio (inclusive of derivatives transactions) does not exceed 200% of the VaR of its “designated reference portfolio.” The “designated reference portfolio” is a representative unleveraged index or the Fund’s own portfolio absent derivatives holdings, as determined by the Fund’s derivatives risk manager. This limits test is referred to as the “Relative VaR Test.” If the Fund determines that the Relative VaR Test is not appropriate in light of its strategy, subject to specified conditions, the Fund may instead comply with the “Absolute VaR Test.” The Fund will satisfy the Absolute VaR Test if the VaR of its portfolio does not exceed 20% of the value of the Fund’s net assets.

In addition, among other requirements, Rule 18f-4 requires the Fund to establish a derivatives risk management program, appoint a derivatives risk manager, and carry out enhanced reporting to the Board, the SEC and the public regarding the Fund’s derivatives activities. These new requirements will apply unless the Fund qualifies as a “limited derivatives user,” which the Derivatives Rule defines as a fund that limits its derivatives exposure to 10% of its net assets. It is possible that the limits and compliance costs imposed by the Derivatives Rule may adversely affect the Fund’s performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

Exclusion of Adviser from Commodity Pool Operator Definition. To the extent the Fund invests in “commodity interests” as defined under the Commodity Exchange Act (the “CEA”) the Adviser intends to claim an exclusion from the definition of “commodity pool operator” (“CPO”) and the rules of the Commodities Futures Trading Commission (the “CFTC”) with respect to the Fund. Therefore, the Adviser is not subject to CFTC registration or regulation as a CPO with respect to the Fund. Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts.

Futures contracts. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference instrument, such as a specific security, currency or commodity, at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying reference instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the underlying reference instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow the Fund to increase or decrease its exposure to the underlying reference instrument without having to buy the actual instrument.

The underlying reference instruments to which futures contracts may relate include non-U.S. currencies, interest rates, stock and bond indices, and debt securities, including U.S. government debt obligations. In certain types of futures contracts, the underlying reference instrument may be a swap agreement. In most cases the contractual obligation under a futures contract may be offset, or “closed out,” before the settlement date so that the parties do not have to make or take delivery. The closing out of a contractual obligation is usually accomplished by buying or selling, as the case may be, an identical, offsetting futures contract. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying instrument or asset. Although some futures contracts by their terms require the actual delivery or acquisition of the underlying instrument or asset, some require cash settlement.

Futures contracts may be bought and sold on U.S. and non-U.S. exchanges. Futures contracts in the U.S. have been designed by exchanges that have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Futures contracts may also be entered into on certain exempt markets, including exempt boards of trade and electronic trading facilities, available to certain market participants. Because all transactions in the futures market are made, offset or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when they buy or sell futures contracts.

To the extent the Fund invests in futures contracts, the Fund will generally buy and sell futures contracts only on contract markets (including exchanges or boards of trade) where there appears to be an active market for the futures contracts, but there is no assurance that an active market will exist for any particular contract or at any particular time. An active market makes it more likely that futures contracts will be liquid and bought and sold at competitive market prices. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active market will develop or continue to exist.

When the Fund enters into a futures contract, it must deliver to an account controlled by the FCM (that has been selected by the Fund), an amount referred to as “initial margin” that is typically calculated as an amount equal to the volatility in market value of a contract over a fixed period. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM. Thereafter, a “variation margin” amount may be required to be paid by the Fund or received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the futures contract. The account is marked-to-market daily and the variation margin is monitored the Adviser and Custodian (defined below) on a daily basis. When the futures contract is closed out, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

Some futures contracts provide for the delivery of securities that are different than those that are specified in the contract. For a futures contract for delivery of debt securities, on the settlement date of the contract, adjustments to the contract can be made to recognize differences in value arising from the delivery of debt securities with a different interest rate from that of the particular debt securities that were specified in the contract. In some cases, securities called for by a futures contract may not have been issued when the contract was written.

Risks of futures contracts. The Fund’s use of futures contracts is subject to the risks associated with derivative instruments generally. In addition, a purchase or sale of a futures contract may result in losses to the Fund in excess of the amount that the Fund delivered as initial margin. Because of the relatively low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the Fund. In addition, if the Fund has insufficient cash to meet daily variation margin requirements or close out a futures position, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. Adverse market movements could cause the Fund to experience substantial losses on an investment in a futures contract.

There is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

The Fund may not be able to properly hedge or effect its strategy when a liquid market is unavailable for the futures contract the Fund wishes to close, which may at times occur. In addition, when futures contracts are used for hedging, there may be an imperfect correlation between movements in the prices of the underlying reference instrument on which the futures contract is based and movements in the prices of the assets sought to be hedged.

If the Adviser’s investment judgment about the general direction of market prices or interest or currency exchange rates is incorrect, the Fund’s overall performance will be poorer than if it had not entered into a futures contract. For example, if the Fund has purchased futures to hedge against the possibility of an increase in interest rates that would adversely affect the price of bonds held in its portfolio and interest rates instead decrease, the Fund will lose part or all of the benefit of the increased value of the bonds which it has hedged. This is because its losses in its futures positions will offset some or all of its gains from the increased value of the bonds.

The difference (called the “spread”) between prices in the cash market for the purchase and sale of the underlying reference instrument and the prices in the futures market is subject to fluctuations and distortions due to differences in the nature of those two markets. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal pricing spread between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery of the underlying instrument. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, resulting in pricing distortion. Third, from the point of view of speculators, the margin deposit requirements that apply in the futures market are less onerous than similar margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Futures contracts that are traded on non-U.S. exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, non-U.S. futures contracts may be subject to varied regulatory oversight. The price of any non-U.S. futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-U.S. exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.

The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person, such as the Fund, may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The regulation of futures, as well as other derivatives, is a rapidly changing area of law. For more information, see “Developing government regulation of derivatives” below.

Futures exchanges may also limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Options on futures contracts. Options on futures contracts trade on the same contract markets as the underlying futures contract. When the Fund buys an option, it pays a premium for the right, but does not have the obligation, to purchase (call) or sell (put) a futures contract at a set price (the exercise price). The purchase of a call or put option on a futures contract, whereby the Fund has the right to purchase or sell, respectively, a particular futures contract, is similar in some respects to the purchase of a call or put option on an individual security or currency. Depending on the premium paid for the option compared to either the price of the futures contract upon which it is based or the price of the underlying reference instrument, the option may be less risky than direct ownership of the futures contract or the underlying reference instrument. For example, the Fund could purchase a call option on a long futures contract when seeking to hedge against an increase in the market value of the underlying reference instrument, such as appreciation in the value of a non-U.S. currency against the U.S. dollar.

The seller (writer) of an option becomes contractually obligated to take the opposite futures position if the buyer of the option exercises its rights to the futures position specified in the option. In return for the premium paid by the buyer, the seller assumes the risk of taking a possibly adverse futures position. In addition, the seller will be required to post and maintain initial and variation margin with the FCM. One goal of selling (writing) options on futures may be to receive the premium paid by the option buyer. For more general information about the mechanics of purchasing and writing options, see “Options” below.

Risks of options on futures contracts. The Fund’s use of options on futures contracts is subject to the risks related to derivative instruments generally. In addition, the amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. The purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The seller (writer) of an option on a futures contract is subject to the risk of having to take a possibly adverse futures position if the purchaser of the option exercises its rights. If the seller were required to take such a position, it could bear substantial losses. An option writer has potentially unlimited economic risk because its potential loss, except to the extent offset by the premium received, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract.

Options. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy an underlying reference instrument, such as a specified security, currency, index, or other instrument, from the writer of the option (in the case of a call option), or to sell a specified reference instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying reference instrument, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Put and call options are traded on national securities exchanges and in the OTC market.

Options traded on national securities exchanges are within the jurisdiction of the SEC or other appropriate national securities regulator, as are securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange in the United States are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements. There is no assurance, however, that higher than anticipated trading activity or other unforeseen events might not temporarily render the capabilities of the Options Clearing Corporation inadequate, and thereby result in the exchange instituting special procedures which may interfere with the timely execution of the Fund’s orders to close out open options positions.

Purchasing call and put options. As the buyer of a call option, the Fund has a right to buy the underlying reference instrument (e.g., a currency or security) at the exercise price at any time during the option period (for American style options). The Fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire. For example, the Fund may buy call options on underlying reference instruments that it intends to buy with the goal of limiting the risk of a substantial increase in their market price before the purchase is effected. Unless the price of the underlying reference instrument changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund, in which case the Fund would experience a loss to the extent of the premium paid for the option plus related transaction costs.

As the buyer of a put option, the Fund has the right to sell the underlying reference instrument at the exercise price at any time during the option period (for American style options). Like a call option, the Fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire. The Fund may buy a put option on an underlying reference instrument owned by the Fund (a protective put) as a hedging technique in an attempt to protect against an anticipated decline in the market value of the underlying reference instrument. Such hedge protection is provided only during the life of the put option when the Fund, as the buyer of the put option, is able to sell the underlying reference instrument at the put exercise price, regardless of any decline in the underlying instrument’s market price. The Fund may also seek to offset a decline in the value of the underlying reference instrument through appreciation in the value of the put option. A put option may also be purchased with the intent of protecting unrealized appreciation of an instrument when the Adviser deems it desirable to continue to hold the instrument because of tax or other considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the instrument is eventually sold. Buying put options at a time when the buyer does not own the underlying reference instrument allows the buyer to benefit from a decline in the market price of the underlying reference instrument, which generally increases the value of the put option.

If a put option was not terminated in a closing sale transaction when it has remaining value, and if the market price of the underlying reference instrument remains equal to or greater than the exercise price during the life of the put option, the buyer would not make any gain upon exercise of the option and would experience a loss to the extent of the premium paid for the option plus related transaction costs. In order for the purchase of a put option to be profitable, the market price of the underlying reference instrument must decline sufficiently below the exercise price to cover the premium and transaction costs.

Writing call and put options. Writing options may permit the writer to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). In general, though, options are infrequently exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium. Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option. Call options may also be written on reference instruments that the writer does not own.

If the Fund writes a covered call option, any underlying reference instruments that are held by the Fund and are subject to the call option will be earmarked on the books of the Fund as segregated to satisfy its obligations under the option. The Fund will be unable to sell the underlying reference instruments that are subject to the written call option until it either effects a closing transaction with respect to the written call, or otherwise satisfies the conditions for release of the underlying reference instruments from segregation. As the writer of a covered call option, the Fund gives up the potential for capital appreciation above the exercise price of the option should the underlying reference instrument rise in value. If the value of the underlying reference instrument rises above the exercise price of the call option, the reference instrument will likely be “called away,” requiring the Fund to sell the underlying instrument at the exercise price. In that case, the Fund will sell the underlying reference instrument to the option buyer for less than its market value, and the Fund will experience a loss (which will be offset by the premium received by the Fund as the writer of such option). If a call option expires unexercised, the Fund will realize a gain in the amount of the premium received. If the market price of the underlying reference instrument decreases, the call option will not be exercised and the Fund will be able to use the amount of the premium received to hedge against the loss in value of the underlying reference instrument. The exercise price of a call option will be chosen based upon the expected price movement of the underlying reference instrument. The exercise price of a call option may be below, equal to (at-the-money), or above the current value of the underlying reference instrument at the time the option is written.

As the writer of a put option, the Fund has a risk of loss should the underlying reference instrument decline in value. If the value of the underlying reference instrument declines below the exercise price of the put option and the put option is exercised, the Fund, as the writer of the put option, will be required to buy the instrument at the exercise price, which will exceed the market value of the underlying reference instrument at that time. The Fund will incur a loss to the extent that the current market value of the underlying reference instrument is less than the exercise price of the put option. However, the loss will be offset in part by the premium received from the buyer of the put. If a put option written by the Fund expires unexercised, the Fund will realize a gain in the amount of the premium received.

Closing out options (exchange-traded options). If the writer of an option wants to terminate its obligation, the writer may effect a “closing purchase transaction” by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the option writer’s position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the buyer of an option may recover all or a portion of the premium that it paid by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased and receiving a premium on the sale. There is no guarantee that either a closing purchase or a closing sale transaction may be made at a time desired by the Fund. Closing transactions allow the Fund to terminate its positions in written and purchased options. The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the original option (in the case of written options) or is more than the premium paid by the Fund to buy the option (in the case of purchased options). For example, increases in the market price of a call option sold by the Fund will generally reflect increases in the market price of the underlying reference instrument. As a result, any loss resulting from a closing transaction on a written call option is likely to be offset in whole or in part by appreciation of the underlying instrument owned by the Fund.

Over-the-counter options. Like exchange-traded options, OTC options give the holder the right to buy from the writer, in the case of OTC call options, or sell to the writer, in the case of OTC put options, an underlying reference instrument at a stated exercise price. OTC options, however, differ from exchange-traded options in certain material respects.

OTC options are arranged directly with dealers and not with a clearing corporation or exchange. Consequently, there is a risk of non-performance by the dealer, including because of the dealer’s bankruptcy or insolvency. While the Fund uses only counterparties, such as dealers, that meet its credit quality standards, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Because there is no exchange, pricing is typically done based on information from market makers or other dealers. OTC options are available for a greater variety of underlying reference instruments and in a wider range of expiration dates and exercise prices than exchange-traded options.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. The Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. When the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the Fund originally wrote the option. The Fund may suffer a loss if it is not able to exercise (in the case of a purchased option) or enter into a closing sale transaction on a timely basis.

The staff of the SEC has taken the position that purchased OTC options on securities are considered illiquid securities. Pending a change in the staff’s position, the Fund will treat such OTC options on securities as illiquid and subject to the Fund’s limitation on illiquid securities.

Interest rate caps. An interest rate cap is a type of OTC option. The buyer of an interest rate cap pays a premium to the seller in exchange for payments at set intervals for which a floating interest rate exceeds an agreed upon interest rate. The floating interest rate may be tied to a reference rate, a long-term swap rate or other benchmark. The amount of each payment is determined by reference to a specified “notional” amount of money. Interest rate caps do not involve the delivery of securities, other underlying instruments, or principal amounts. Accordingly, barring counterparty risk, the risk of loss to the purchaser of an interest rate cap is limited to the amount of the premium paid.

An interest rate cap can be used to increase or decrease exposure to various interest rates, including to hedge interest rate risk. By purchasing an interest rate cap, the buyer of the cap can benefit from rising interest rates while limiting its downside risk to the amount of the premium paid. If the Fund buys an interest rate cap and the Adviser is correct at predicting the direction of interest rates, the interest rate cap will increase in value. But if the Adviser is incorrect at predicting the direction, the interest rate cap will expire worthless.

By writing (selling) an interest rate cap, the seller of the cap can benefit by receiving a premium in exchange for assuming an obligation to make payments at set intervals for which a floating interest rate exceeds an agreed upon interest rate. If interest rates rise above the agreed upon cap, the seller’s obligation to make payments may result in losses in excess of the premium received.

Correctly predicting the value of an interest rate cap requires an understanding of the referenced interest rate, and the Fund bears the risk that the Adviser will not correctly forecast future market events, such as interest rate movements. Interest rate caps also involve the risks associated with derivative instruments generally, as described herein, including the risks associated with OTC options.

Risks of options. The Fund’s options investments involve certain risks, including general risks related to derivative instruments. There can be no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and the Fund may have difficulty effecting closing transactions in particular options. Therefore, the Fund would have to exercise the options it purchased in order to realize any profit, thus taking or making delivery of the underlying reference instrument when not desired. The Fund could then incur transaction costs upon the sale of the underlying reference instruments. Similarly, when the Fund cannot affect a closing transaction with respect to a put option it wrote, and the buyer exercises, the Fund would be required to take delivery and would incur transaction costs upon the sale of the underlying reference instruments purchased. If the Fund, as a covered call option writer, is unable to affect a closing purchase transaction in a secondary market, it will not be able to sell the underlying reference instrument until the option expires, it delivers the underlying instrument upon exercise, or it segregates enough liquid assets to purchase the underlying reference instrument at the marked-to-market price during the term of the option. When trading options on non-U.S. exchanges or in the OTC market, many of the protections afforded to exchange participants will not be available. For example, there may be no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over an indefinite period of time.

The effectiveness of an options strategy for hedging depends on the degree to which price movements in the underlying reference instruments correlate with price movements in the relevant portion of the Fund’s portfolio that is being hedged. In addition, the Fund bears the risk that the prices of its portfolio investments will not move in the same amount as the option it has purchased or sold for hedging purposes, or that there may be a negative correlation that would result in a loss on both the investments and the option. If the Adviser is not successful in using options in managing the Fund’s investments, the Fund’s performance will be worse than if the Adviser did not employ such strategies.

Swaps. Generally, swap agreements are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” or value of predetermined underlying reference instruments. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, a particular non-U.S. currency, or a “basket” of securities representing a particular index. Swaps can also be based on credit and other events.

The Fund will generally enter into swap agreements on a net basis, which means that the two payment streams that are to be made by the Fund and its counterparty with respect to a particular swap agreement are netted out, with the Fund receiving or paying, as the case may be, only the net difference in the two payments. The Fund’s obligations (or rights) under a swap agreement that is entered into on a net basis will generally be the net amount to be paid or received under the agreement based on the relative values of the obligations of each party upon termination of the agreement or at set valuation dates. The Fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the Fund). If the swap agreement does not provide for that type of netting, the full amount of the Fund’s obligations will be accrued on a daily basis.

Comprehensive swaps regulation. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments imposed comprehensive regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.

Uncleared swaps. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. The Fund customarily enter into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (“ISDA”) Master Agreement. ISDA is a voluntary industry association of participants in the over-the-counter derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts. In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination.

During the term of an uncleared swap, the Fund is required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if all outstanding swaps between the parties were terminated on the date in question, including any early termination payments (“variation margin”). Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to the Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.

Currently, the Fund does not intend to typically provide initial margin in connection with uncleared swaps. However, rules requiring initial margin for uncleared swaps have been adopted and are being phased in over time. When these rules take effect, if the Fund is deemed to have material swaps exposure under applicable swap regulations, the Fund will be required to post initial margin in addition to variation margin.

Cleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange-trading. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps. See “Risks of cleared swaps” below.

In a cleared swap, the Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. Transactions executed on a swap execution facility (“SEF”) may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of swaps that it has used in the past. When the Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty and are typically calculated as an amount equal to the volatility in market value of the cleared swap over a fixed period, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts. If the value of the Fund’s cleared swap declines, the Fund will be required to make additional “variation margin” payments to the FCM to settle the change in value. Conversely, if the market value of the Fund’s position increases, the FCM will post additional “variation margin” to the Fund’s account. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

Credit default swaps. The “buyer” of protection in a credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the “seller” that is contingent upon the occurrence of a credit event with respect to a specific underlying reference debt obligation (whether as a single debt instrument or as part of an index of debt instruments). The contingent payment by the seller generally is the face amount of the debt obligation, in return for the buyer’s obligation to make periodic cash payments and deliver in physical form the reference debt obligation or a cash payment equal to the then-current market value of that debt obligation at the time of the credit event. If no credit event occurs, the seller would receive a fixed rate of income throughout the term of the contract, while the buyer would lose the amount of its payments and recover nothing. The buyer is also subject to the risk that the seller will not satisfy its contingent payment obligation, if and when due.

Purchasing protection through a credit default swap may be used to attempt to hedge against a decline in the value of debt security or securities due to a credit event. The seller of protection under a credit default swap receives periodic payments from the buyer but is exposed to the risk that the value of the reference debt obligation declines due to a credit event and that it will have to pay the face amount of the reference obligation to the buyer. Selling protection under a credit default swap may also permit the seller to gain exposure that is similar to owning the reference debt obligation directly. As the seller of protection, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to the risk that there would be a credit event and the Fund would have to make a substantial payment in the future.

Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration or default, or repudiation or restructuring of the reference debt obligation. There may be disputes between the buyer or seller of a credit default swap agreement or within the swaps market as a whole as to whether or not a credit event has occurred or what the payout should be which could result in litigation. In some instances where there is a dispute in the credit default swap market, a regional Determinations Committee set up by ISDA may make an official binding determination regarding the existence of credit events with respect to the reference debt obligation of a credit default swap agreement or, in the case of a credit default swap on an index, with respect to a component of the index underlying the credit default swap agreement. In the case of a credit default swap on an index, the existence of a credit event is determined according to the index methodology, which may in turn refer to determinations made by ISDA’s Determinations Committees with respect to particular components of the index.

ISDA’s Determinations Committees are comprised principally of dealers in the OTC derivatives markets which may have a conflicting interest in the determination regarding the existence of a particular credit event. In addition, in the sovereign debt market, a credit default swap agreement may not provide the protection generally anticipated because the government issuer of the sovereign debt instruments may be able to restructure or renegotiate the debt in such a manner as to avoid triggering a credit event. Moreover, (1) sovereign debt obligations may not incorporate common, commercially acceptable provisions, such as collective action clauses, or (2) the negotiated restructuring of the sovereign debt may be deemed non-mandatory on all holders. As a result, the determination committee might then not be able to determine, or may be able to avoid having to determine, that a credit event under the credit default agreement has occurred.

For these and other reasons, the buyer of protection in a credit default swap agreement is subject to the risk that certain occurrences, such as particular restructuring events affecting the value of the underlying reference debt obligation, or the restructuring of sovereign debt, may not be deemed credit events under the credit default swap agreement. Therefore, if the credit default swap was purchased as a hedge or to take advantage of an anticipated increase in the value of credit protection for the underlying reference obligation, it may not provide any hedging benefit or otherwise increase in value as anticipated. Similarly, the seller of protection in a credit default swap agreement is subject to the risk that certain occurrences may be deemed to be credit events under the credit default swap agreement, even if these occurrences do not adversely impact the value or creditworthiness of the underlying reference debt obligation.

Interest rate swaps. An interest rate swap is an agreement between two parties to exchange interest rate payment obligations. Typically, one party’s obligation is based on an interest rate fixed to maturity while the other party’s obligation is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, Secured Overnight Financing Rate (LIBOR), prime rate, commercial paper rate, or other benchmarks). Alternatively, both payment obligations may be based on an interest rate that changes in accordance with changes in a designated benchmark (also known as a “basis swap”). In a basis swap, the rates may be based on different benchmarks (for example, LIBOR versus commercial paper) or on different terms of the same benchmark (for example, one-month LIBOR versus three-month LIBOR). Each party’s payment obligation under an interest rate swap is determined by reference to a specified “notional” amount of money. Therefore, interest rate swaps generally do not involve the delivery of securities, other underlying instruments, or principal amounts; rather they entail the exchange of cash payments based on the application of the designated interest rates to the notional amount. Accordingly, barring swap counterparty or FCM default, the risk of loss in an interest rate swap is limited to the net amount of interest payments that the Fund is obligated to make or receive (as applicable), as well as any early termination payment payable by or to the Fund upon early termination of the swap.

By swapping fixed interest rate payments for floating payments, an interest rate swap can be used to increase or decrease the Fund’s exposure to various interest rates, including to hedge interest rate risk. Interest rate swaps are generally used to permit the party seeking a floating rate obligation the opportunity to acquire such obligation at a rate lower than is directly available in the credit markets, while permitting the party desiring a fixed-rate obligation the opportunity to acquire such a fixed-rate obligation, also frequently at a rate lower than is directly available in the credit markets. The success of such a transaction depends in large part on the availability of fixed-rate obligations at interest (or coupon) rates low enough to cover the costs involved. Similarly, a basis swap can be used to increase or decrease the Fund’s exposure to various interest rates, including to hedge against or speculate on the spread between the two indexes, or to manage duration. An interest rate swap transaction is affected by change in interest rates, which, in turn, may affect the prepayment rate of any underlying debt obligations upon which the interest rate swap is based.

Inflation index swaps. An inflation index swap is a contract between two parties, whereby one party makes payments based on the cumulative percentage increase in an index that serves as a measure of inflation (typically, the Consumer Price Index) and the other party makes a regular payment based on a compounded fixed rate. Each party’s payment obligation under the swap is determined by reference to a specified “notional” amount of money. Typically, an inflation index swap has payment obligations netted and exchanged upon maturity. The value of an inflation index swap is expected to change in response to changes in the rate of inflation. If inflation increases at a faster rate than anticipated at the time the swap is entered into, the swap will increase in value. Similarly, if inflation increases at a rate slower than anticipated at the time the swap is entered into, the swap will decrease in value.

Equity total return swaps. A total return swap (also sometimes referred to as a synthetic equity swap or “contract for difference” when written with respect to an equity security or basket of equity securities) is an agreement between two parties under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying reference instrument or index thereof taken place. For example, one party agrees to pay the other party the total return earned or realized on the notional amount of an underlying equity security and any dividends declared with respect to that equity security. In return the other party makes payments, typically at a floating rate, calculated based on the notional amount.

Options on swap agreements. An option on a swap agreement generally is an OTC option (see the discussion above on OTC options) that gives the buyer of the option the right, but not the obligation, in return for payment of a premium to the seller, to enter into a previously negotiated swap agreement, or to extend, terminate or otherwise modify the terms of an existing swap agreement. The writer (seller) of an option on a swap agreement receives premium payments from the buyer and, in exchange, becomes obligated to enter into or modify an underlying swap agreement upon the exercise of the option by the buyer. When the Fund purchases an option on a swap agreement, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised, plus any related transaction costs.

There can be no assurance that a liquid secondary market will exist for any particular option on a swap agreement, or at any particular time, and the Fund may have difficulty affecting closing transactions in particular options on swap agreements. Therefore, the Fund may have to exercise the options that it purchases in order to realize any profit and take delivery of the underlying swap agreement. The Fund could then incur transaction costs upon the sale or closing out of the underlying swap agreement. In the event that the option on a swap is exercised, the counterparty for such option would be the same counterparty with whom the Fund entered into the underlying swap.

However, if the Fund writes (sells) an option on a swap agreement, the Fund is bound by the terms of the underlying swap agreement upon exercise of the option by the buyer, which may result in losses to the Fund in excess of the premium it received. Options on swap agreements involve the risks associated with derivative instruments generally, as described above, as well as the additional risks associated with both options and swaps generally.

Options on swap agreements are considered to be swaps for purposes of CFTC regulation. Although they are traded OTC, the CFTC may in the future designate certain options on swaps as subject to mandatory clearing. For more information, see “Cleared swaps” and “Risks of cleared swaps.”

An option on an interest rate swap (also sometimes referred to as a “swaption”) is a contract that gives the purchaser the right, but not the obligation, in return for payment of a premium, to enter into a new interest rate swap. A pay fixed option on an interest rate swap gives the buyer the right to establish a position in an interest rate swap where the buyer will pay (and the writer will receive) the fixed-rate cash flows and receive (and the writer will pay) the floating-rate cash flows. In general, most options on interest rate swaps are “European” exercise, which means that they can only be exercised at the end of the option term. Depending on the movement of interest rates between the time of purchase and expiration, the value of the underlying interest rate swap and therefore also the value of the option on the interest rate swap will change.

An option on a credit default swap is a contract that gives the buyer the right (but not the obligation), in return for payment of a premium to the option seller, to enter into a new credit default swap on a reference entity at a predetermined spread on a future date. This spread is the price at which the contract is executed (the option strike price). Similar to a put option, in a payer option on a credit default swap, the option buyer pays a premium to the option seller for the right, but not the obligation, to buy credit protection on a reference entity (e.g., a particular portfolio security) at a predetermined spread on a future date. Similar to a call option, in a receiver option on a credit default swap the option buyer pays a premium for the right, but not the obligation to sell credit default swap protection on a reference entity or index. Depending on the movement of market spreads with respect to the particular referenced debt securities between the time of purchase and expiration of the option, the value of the underlying credit default swap and therefore the value of the option will change. Options on credit default swaps currently are traded OTC and the specific terms of each option on a credit default swap are negotiated directly with the counterparty.

Commodity-linked total return swaps. A commodity-linked total return swap is an agreement between two parties under which the parties agree to exchange a fixed return or interest rate on the notional amount of the swap for the return of a particular commodities index, commodity contract or basket of commodity contracts as if such notional amount had been invested in such index, commodity contract or basket of commodity contracts. For example, one party agrees to pay the other party the return on a particular index multiplied by the notional amount of the swap. In return, the other party makes periodic payments, such as at a floating interest rate, calculated based on such notional amount. If the commodity swap is for one period, the Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.

Risks of swaps generally. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the Adviser correctly to predict which types of investments are likely to produce greater returns. If the Adviser, in using swap agreements, is incorrect in its forecasts of market values, interest rates, inflation, currency exchange rates or other applicable factors, the investment performance of the Fund will be less than its performance would have been if it had not used the swap agreements.

The risk of loss to the Fund for swap transactions that are entered into on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to the Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If the Fund is obligated to pay the net amount, the Fund’s risk of loss is generally limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In addition, the Fund’s risk of loss also includes any margin at risk in the event of default by the counterparty (in an uncleared swap) or the central counterparty or FCM (in a cleared swap), plus any transaction costs.

Because bilateral swap agreements are structured as two-party contracts and may have terms of greater than seven days, these swaps may be considered to be illiquid and, therefore, subject to the Fund’s limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, the Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually widespread between the price at which they are prepared to buy and the price at which they are prepared to sell. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. However, the swap markets have grown substantially in recent years, with a large number of financial institutions acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become increasingly liquid. In addition, central clearing and the trading of cleared swaps on public facilities are intended to increase liquidity. The Adviser, under the supervision of the Board, is responsible for determining and monitoring the liquidity of the Fund’s swap transactions.

Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swaps, whether cleared or uncleared. This information is available to regulators and, also, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data is intended to result in greater market transparency. This may be beneficial to funds that use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of the funds’ identities as intended.

Certain U.S. Internal Revenue Service (“IRS”) positions may limit the Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences. For more information about potentially changing regulation, see “Developing government regulation of derivatives” below.

Risks of uncleared swaps. Uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges. As a result, swap participants may not be as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. The Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, the Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. In unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.

Risks of cleared swaps. As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by the Fund.

Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position, or the central counterparty in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

With cleared swaps, the Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in margin above the margin that is required at the initiation of the swap agreement.

Finally, the Fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the Fund may be required to break the trade and make an early termination payment to the executing broker.

Combined transactions. The Fund may enter into multiple derivative instruments, and any combination of derivative instruments as part of a single or combined strategy (a “Combined Transaction”) when the Adviser believes it is in the best interests of the Fund to do so. A Combined Transaction will usually contain elements of risk that are present in each of its component transactions.

Although Combined Transactions are normally entered into based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal(s), it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Securities Lending

If approved by the Board, the Fund may lend portfolio securities to certain creditworthy borrowers. The borrowers provide collateral that is maintained in an amount at least equal to the current value of the securities loaned. The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives the value of any interest or cash or non-cash distributions paid on the securities that it lends. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the Fund or through one or more joint accounts or money market funds, which may include those managed by the Adviser.

The Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board who administer the lending program for the Fund in accordance with guidelines approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from the Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return the Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

Repurchase Agreements

The Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next Business Day). A “Business Day” is any day on which the New York Stock Exchange (“NYSE”) is open for regular trading. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Fund’s custodian bank until repurchased. No more than an aggregate of 15% of the Fund’s net assets will be invested in illiquid securities, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Dollar Rolls

A dollar roll transaction involves a sale by the Fund of a security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. A dollar roll may be considered a borrowing giving rise to leverage. The securities that are repurchased will bear the same interest rate and a similar maturity as those sold, but the assets collateralizing these securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional investments, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of dollar rolls. Dollar rolls involve the risk that the market value of the securities subject to the Fund’s forward purchase commitment may decline below, or the market value of the securities subject to the Fund’s forward sale commitment may increase above, the exercise price of the forward commitment. In the event the buyer of the securities files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the current sale portion of the transaction may be restricted.

Tax Risks

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Shares.

INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed with respect to the Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

Except with the approval of a majority of the outstanding voting securities, the Fund may not:

1.	Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act.
2.	Make loans, except to the extent permitted under the 1940 Act.
3.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from investing in securities or other instruments backed by real estate, real estate investment trusts (“REITs”) or securities of companies engaged in the real estate business.
4.	Purchase or sell commodities unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.
5.	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act.
6.	Concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by securities of the U.S. government (including its agencies and instrumentalities), registered investment companies and tax-exempt securities of state or municipal governments and their political subdivisions, are not considered to be issued by members of any industry.

In determining its compliance with the fundamental investment restriction on concentration, the Fund will look through to the underlying holdings of any affiliated investment company and will consider its entire investment in any investment company with a policy to concentrate, or having otherwise disclosed that it is concentrated, in a particular industry or group of related industries as being invested in such industry or group of related industries. Additionally, in determining its compliance with the fundamental investment restriction on concentration, the Fund will look through to the user or use of private activity municipal bonds to determine their industry.

For purposes of applying the limitation set forth in the concentration policy set forth above, the Fund may use the Standard Industrial Classification (SIC) Codes, North American Industry Classification System (NAICS) Codes, MSCI Global Industry Classification System, FTSE/Dow Jones Industry Classification Benchmark (ICB) system, or any other reasonable industry classification system (including systems developed by the Adviser) to identify each industry. The Fund’s method applying the limitations in the above concentration policy, including the classification levels used, may differ from those of the Trust’s other series.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid investments will be observed continuously.

EXCHANGE LISTING AND TRADING

Shares are listed for trading and trade throughout the day on the Exchange.

There can be no assurance that the Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of Shares. The Exchange may, but is not required to, remove Shares of the Fund from the listing under any of the following circumstances: (1) the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 of the Investment Company Act of 1940; (2) the Fund no longer complies with the Exchange’s requirements for Shares; or (3) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove Shares of the Fund from listing and trading upon termination of the Fund.

The Trust reserves the right to adjust the price levels of Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

MANAGEMENT OF THE TRUST

Board Responsibilities. The Board oversees the management and operations of the Trust. Like all registered investment companies, the day-to-day management and operation of the Trust is the responsibility of the various service providers to the Trust, such as the Adviser, the Distributor, the Administrator, the Sub-Administrator, the Custodian, and the Transfer Agent, each of whom is discussed in greater detail in this Statement of Additional Information. The Board has appointed various senior employees of the Administrator as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. In conducting this oversight, the Board receives regular reports from these officers and the service providers. For example, the Treasurer reports as to financial reporting matters and the President reports as to matters relating to the Trust’s operations. In addition, the Adviser provides regular reports on the investment strategy and performance of the Fund. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. These reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent operations. In addition, various members of the Board also meet with management in less formal settings, between formal “Board Meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

As part of its oversight function, the Board receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.), the oversight of different types of risks is handled in different ways. For example, the Board meets regularly with the CCO to discuss compliance and operational risks and the Audit Committee meets with the Treasurer and the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function.

The full Board also receives reports from the Adviser as to investment risks of the Fund. In addition to these reports, from time to time the full Board receives reports from the Administrator and the Adviser as to enterprise risk management.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures, and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available, or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are five members of the Board, three of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”). Mr. Eric W. Falkeis serves as Chairman of the Board and is an interested person of the Trust.

The Board is composed of a majority (60 percent) of Independent Trustees. The Board has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Board has a Lead Independent Trustee, who acts as the primary liaison between the Independent Trustees and management. Ms. Michelle McDonough currently serves as the Lead Independent Trustee of the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o Tidal Trust II, 234 West Florida Street, Suite 700, Milwaukee, Wisconsin 53204.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees (3)
Javier Marquina Born: 1973	Trustee	Indefinite term; since 2022	Founder and Chief Executive Officer of ARQ Consultants Inc. (since 2019) a firm specializing in cross border real estate investments; Interim CEO for the Americas of Acciona Inmobiliaria (2020 to 2021); Head of Investment Team for Latin America for GLL Real Estate Partners (2016 to 2020).	393	Board Vice-Chairman of Inmobiliaria Spectrum (Guatemala and UK); Independent Board Member of LATAM Logistics Properties S.A. (Columbia, Peru and Costa Rica); Independent Board Member of Logistic Properties of the Americas.
Michelle McDonough Born: 1980	Trustee	Indefinite term; since 2022	Chief Operating Officer, Trillium Asset Management LLC (2010 to 2024)	393	Trillium Asset Management, LLC (2020 to 2024)
Dave Norris Born: 1976	Trustee	Indefinite term; since 2022	Consulting work for Rubin Brown, CPA services (since 2024); Consulting work with RedRidge Diligence Services (2023 to 2024); Chief Operating Officer, RedRidge Diligence Services (2011 to 2023)	393	None
Interested Trustees
Eric W. Falkeis (4) Born: 1973	Principal Executive Officer, Trustee, and Chairman	Principal Executive Officer since 2022, Indefinite term; Trustee, and Chairman, since 2022, Indefinite term	Chief Operating Officer, Tidal Investments LLC (since 2023); Chief Executive Officer, Tidal ETF Services LLC (since 2018).	551	Independent Director, Muzinich Direct Lending Income Fund, Inc. (since 2023); Independent Director, Muzinich BDC, Inc. (since 2019); Trustee, Professionally Managed Portfolios (27 series) (since 2011); Trustee and Chairman of Tidal Trust I (since 2018); Trustee and Chairman of Tidal Trust III (since 2025); Trustee and Chairman of Tidal Trust IV (since 2025); Trustee and Chairman of Tidal Trust V (since 2025).
Domenick Pugliese (5) Born: 1961	Trustee	Indefinite term; since 2026	Partner, Sullivan & Worcester LLP (a law firm) (2019 to present).	393	None.
(1)	The Trustees have designated a mandatory retirement age of 78, such that each Trustee, serving as such on the date he or she reaches the age of 78, shall submit his or her resignation not later than the last day of the calendar year in which his or her 78th birthday occurs.
(2)	The group of funds sponsored by Tidal and managed by the Adviser or its affiliates, including Tidal Trust I, Tidal Trust II, Tidal Trust III, Tidal Trust IV and Tidal Trust V.
(3)	All Independent Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (the “Independent Trustees”).
(4)	Mr. Falkeis is considered an “interested person” of the Trust due to his positions as Principal Executive Officer and Chairman of the Trust, and Chief Executive Officer of Tidal ETF Services LLC, a Tidal Financial Group company and an affiliate of the Adviser.
(5)	Mr. Pugliese, is a partner of Sullivan & Worcester LLP, which serves as legal counsel to the Trust. Mr. Pugliese has served as the lead partner representing the Trust and the Trust’s Independent trustees. As the lead partner in the firm that serves as legal counsel to the Trust, Mr. Pugliese is considered an “interested person,” of the Trust as defined under the 1940 Act.

Individual Trustee Qualifications.

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their service as Trustees of the Trust in light of the Trust’s business and structure. Each of the Trustees has substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and access information provided to them. Certain of these business and professional experiences are set forth in detail in the table above. The Board annually conducts a ‘self-assessment’ wherein the effectiveness of the Board and individual Trustees is reviewed.

In addition to the information provided in the table above, below is certain additional information concerning each particular Trustee and certain of their Trustee Attributes. The information provided below, and in the table above, is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to serve effectively as Trustees of the Trust.

The Board has concluded that Mr. Marquina should serve as a Trustee because of his substantial business experience related to commercial real estate investment and business development through his current position as CEO and Founder at ARQ Consultants Inc., as well as through former positions. Mr. Marquina’s experience, qualifications, attributes, or skills, on an individual basis and in combination with those of the other Trustees, led to the Board’s conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

The Board has concluded that Ms. McDonough should serve as a Trustee because of her substantial financial services experience, including experience with operations, compliance, IT, service provider oversight and management. For over a decade, Ms. McDonough served as COO of Trillium Asset Management and in that capacity oversaw all non-investment functions for the firm. Ms. McDonough’s experience, qualifications, attributes, or skills, on an individual basis and in combination with those of the other Trustees, led to the Board’s conclusion that she possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

The Board has concluded that Mr. Norris should serve as a Trustee because of his substantial experience across a multitude of industries and operated businesses. Mr. Norris’ business operation experience consists of capital raising, business development, investor relations, strategic planning, treasury management, deal execution, restructuring, and oversight of back-office functions. Mr. Norris serves as the Trust’s Audit Committee Financial Expert. Mr. Norris’ experience, qualifications, attributes, or skills, on an individual basis and in combination with those of the other Trustees, led to the Board’s conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

The Board has concluded that Mr. Falkeis should serve as a Trustee because of his substantial investment company experience and his experience with financial, accounting, investment, and regulatory matters through his former position as Senior Vice President and Chief Financial Officer (and other positions) of U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Global Fund Services”), a full service provider to ETFs, mutual funds, and alternative investment products, from 1997 to 2013, as well as a Trustee and Chairman of Tidal Trust I, from 2018 to present, Trustee and Chairman of Tidal Trust III, from 2025 to present, Trustee and Chairman of Tidal Trust IV, from 2025 to present, and Trustee and Chairman of Tidal Trust V, from 2025 to present. In addition, he has experience consulting with investment advisors regarding the legal structure of mutual funds, distribution channel analysis, and actual distribution of those funds. Mr. Falkeis also has substantial managerial, operational, technological, and risk oversight related experience through his former position as Chief Operating Officer of the advisers to the Direxion mutual fund and ETF complex. Mr. Falkeis’ experience, qualifications, attributes, or skills on an individual basis and in combination with those of the other Trustees led to the Board’s conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

The Board has concluded that Mr. Pugliese should serve as a Trustee because of his substantial and deep experience in the investment company industry, working with registered investment companies and their boards on all aspects of investment company regulation for more than 35 years. From his experience serving as counsel to mutual funds and exchange traded funds and as counsel to fund boards, as well as his specific experience serving as counsel to the Trust and its Independent Trustees, Mr. Pugliese has intimate knowledge of Board operations and responsibilities, the Trust and the Adviser, their products, operations, personnel and resources Mr. Pugliese’s extensive knowledge of the investment management industry, boards’ operations and responsibilities and the operation and oversight of exchange-traded funds led to the Board’s conclusion that he is valuable to the Board in its oversight of the Trust.

Board Committees. The Board has established the following standing committees of the Board:

Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees of the Trust and is chaired by an Independent Trustee. Mr. Norris is chair of the Audit Committee and he presides at the Audit Committee meetings, participates in formulating agendas for Audit Committee meetings, and coordinates with management to serve as a liaison between the Independent Trustees and management on matters within the scope of responsibilities of the Audit Committee as set forth in its Board-approved written charter. The chair of the Audit Committee may delegate certain tasks to a vice chair. Ms. McDonough currently serves as vice chair of the Audit Committee. The principal responsibilities of the Audit Committee include overseeing the Trust’s accounting and financial reporting policies and practices and its internal controls; overseeing the quality, objectivity and integrity of the Trust’s financial statements and the independent audits thereof; monitoring the independent auditor’s qualifications, independence, and performance; acting as a liaison between the Trust’s independent auditors and the full Board; pre-approving all auditing services to be performed for the Trust; reviewing the compensation and overseeing the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; pre-approving all permitted non-audit services (including the fees and terms thereof) to be performed for the Trust; pre-approving all permitted non-audit services to be performed for any investment adviser or sub-adviser to the Trust by any of the Trust’s independent auditors if the engagement relates directly to the operations and financial reporting of the Trust; meeting with the Trust’s independent auditors as necessary to (1) review the arrangement for and scope of the annual audits and any special audits, (2) discuss any matters of concern relating to the Fund’s financial statements, (3) consider the independent auditors’ comments with respect to the Trust’s financial policies, procedures and internal accounting controls and Trust management’s responses thereto, and (4) review the form of opinion the independent auditors propose to render to the Board and the Fund’s shareholders; discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Fund’s financial statements; and reviewing and discussing reports from the independent auditors on (1) all critical accounting policies and practices to be used, (2) all alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, (3) other material written communications between the independent auditor and management, including any management letter, schedule of unadjusted differences, or management representation letter, and (4) all non-audit services provided to any entity in the Trust that were not pre-approved by the Committee; and reviewing disclosures made to the Committee by the Trust’s principal executive officer and principal accounting officer during their certification process for the Fund’s Form N-CSR. For the fiscal year ending October 31, 2025, the Audit Committee met once   with respect to the Fund.

The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially escalating further to other entities). For the fiscal year ending October 31, 2025, the QLCC did not meet with respect to the Trust.

Nominating and Governance Committee. The Board has a standing Nominating and Governance Committee that is composed of each of the Independent Trustees of the Trust and Mr. Pugliese. The Nominating and Governance Committee operates under a written charter approved by the Board. The Nominating and Governance Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time and meets only as necessary. The Nominating and Governance Committee generally will not consider nominees recommended by shareholders. The Nominating and Governance Committee is also responsible for, among other things, assisting the Board in its oversight of the Trust’s compliance program under Rule 38a-1 under the 1940 Act, reviewing and making recommendations regarding Independent Trustee compensation and the Trustees’ annual “self-assessment.” Mr. Pugliese is the chair of the Nominating and Governance Committee. The Nominating and Governance Committee meets periodically, as necessary, but at least annually. For the fiscal year ending October 31, 2025, the Nominating and Governance Committee met one time   with respect to the Trust.

Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. The address of each officer of the Trust is c/o Tidal Trust II, 234 W Florida St, Suite 700, Milwaukee, Wisconsin 53204, unless otherwise indicated. Additional information about the Trust’s officers is as follows:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Eric W. Falkeis(1) Born: 1973	Principal Executive Officer, Interested Trustee, Chairman	Principal Executive Officer since 2022, Indefinite term; Interested Trustee, Chairman, since 2022, Indefinite term	Chief Operating Officer, Tidal Investments LLC (since 2023); Chief Executive Officer, Tidal ETF Services LLC (since 2018).
William H. Woolverton, Esq. Born: 1951	Chief Compliance Officer and AML Compliance Officer	AML Compliance Officer since 2023, Indefinite term; Chief Compliance Officer, Indefinite term; since 2022	Chief Compliance Officer (since 2023), Compliance Adviser (2022 to 2023), Tidal Investments LLC; Senior Compliance Adviser, ACA Global (2020 to 2023); Director, Hadron Specialty Insurance Company (since 2023) Operating Partner, Altamont Capital Partners (private equity firm) (2021 to present).
Ally L. Mueller Born: 1979	President	Indefinite term; since 2025	SVP of Launches & Client Success Management (since 2025), VP of Launches & Client Success Management (2024 to 2025), Head of ETF Launches and Client Success (2023 to 2024), Head of ETF Launches and Finance Director (2019 to 2023), Tidal ETF Services LLC.
Aaron J. Perkovich Born: 1973	Treasurer, Principal Financial Officer, and Principal Accounting Officer	Indefinite term; since 2023	SVP of Fund Administration (since 2024), Head of Fund Administration (2023 to 2024), Fund Administration Manager (2022 to 2023), Tidal ETF Services LLC; Assistant Director Investments, Mason Street Advisors, LLC (2021 to 2022); Vice President, U.S. Bancorp Fund Services, LLC (2006 to 2021).
Lissa M. Richter Born: 1979	Vice President	Indefinite term; since 2025	VP of Fund Governance and Compliance (since 2024), ETF Regulatory Manager, Tidal ETF Services LLC (2021 to 2024).
Kelly J. Lavari Born: 1967	Secretary	Indefinite term; since 2025	VP of Fund Governance and Compliance (since 2024), Fund Governance Specialist (2023 to 2024), Compliance Manager – Global Credit Finance, State Street Bank & Trust (2016 to 2023).
Peter Chappy Born: 1975	Assistant Treasurer	Indefinite term; since 2023	AVP of Fund Administration (since 2024), Fund Administration Manager, Tidal ETF Services LLC (2023 to 2024); Product Owner, Allvue Systems (2022 to 2023); Senior Business Consultant, Refinitiv (2015 to 2022).
Melissa Breitzman Born: 1983	Assistant Treasurer	Indefinite term; since 2023	VP of Fund Administration (since 2024), Fund Administration Manager, Tidal ETF Services LLC (2023 to 2024); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2005 to 2023).

(1)	Mr. Falkeis is considered an interested person of the Trust due to his positions as Principal Executive Officer and Chairman of the Trust, and Chief Executive Officer of Tidal ETF Services LLC, a Tidal Financial Group company and an affiliate of the Adviser.

Trustee Ownership of Shares. The Fund is required to show the dollar amount ranges of each Trustee’s “beneficial ownership” of Shares and each other series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

As of December 31, 2025, the following Trustee beneficially owned shares of certain other series of the Trust as follows, and no other Trustee owned shares of any series of the Trust:

Name of Trustee	Dollar Range of Shares Owned in the Fund	Aggregate Dollar Range of Shares of Series of the Trust
Javier Marquina	None	Over $100,000

As of December 31, 2025, neither the Independent Trustees nor members of their immediate family, owned securities beneficially or of record in the Adviser, the Distributor (as defined below), or an affiliate of the Adviser or Distributor. Accordingly, neither the Independent Trustees nor members of their immediate family, have direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Distributor or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser, the Distributor or any affiliate thereof was a party.

Board Compensation.

As of January 1, 2026, the Independent Trustees and Mr. Pugliese each receive a quarterly retainer of $35,000 plus $10,000 for each regular meeting attended and $3,000 for each special meeting attended. The Independent Trustees and Mr. Pugliese also receive reimbursement for travel and other out-of-pocket expenses incurred in connection with serving as a Trustee. In addition, the Lead Independent Trustee receives an annual retainer of $60,000, the Audit Committee Chair receives an annual retainer of $60,000, the Audit Committee vice chair receives an annual retainer of $30,000, and the Nominating and Governance Committee Chair receives an annual retainer of $20,000. The Trust has no pension or retirement plan.

From July 1, 2025 to December 31, 2025, the Independent Trustees each received a quarterly retainer of $25,000 plus $8,000 for each regular meeting attended and $3,000 for each special meeting attended. The Independent Trustees also received reimbursement for travel and other out-of-pocket expenses incurred in connection with serving as a Trustee. In addition, the Lead Independent Trustee received an annual retainer of $60,000, the Audit Committee Chair received an annual retainer of $60,000 and the Audit Committee Vice-Chair received an annual retainer of $20,000.

From January 1, 2025 through June 30, 2025, the Independent Trustees each received a quarterly retainer of $25,000 plus $5,000 for each meeting attended. The Independent Trustees also received reimbursement for travel and other out-of-pocket expenses incurred in connection with serving as a Trustee. In addition, the Lead Independent Trustee received an annual retainer of $35,000 and the Audit Committee Chair received an annual retainer of $30,000.

Prior to January 1, 2025, the Independent Trustees each received $25,000 for each regular quarterly meeting attended and $2,500 for each special meeting attended, as well as reimbursement for travel and other out-of-pocket expenses incurred in connection with serving as a Trustee. In addition, the Lead Independent Trustee received an annual retainer of $25,000 and the Audit Committee Chair received an annual retainer of $20,000.

The following table shows the compensation earned by each Trustee for the Fund’s fiscal period ended October 31, 2025. Independent Trustee fees are an obligation of the Trust and are paid by the Adviser, as are other Trust expenses. The Trust pays the Adviser a unitary fee which the Adviser uses to pay Trust expenses. Trustee compensation shown below does not include reimbursed out-of-pocket expenses in connection with attendance at meetings.

Name	Aggregate Compensation From the Fund	Total Compensation From Fund Complex Paid to Trustees
Interested Trustees
Eric W. Falkeis	$0	$0
Domenick Pugliese*	$0	$0
Independent Trustees
Javier Marquina	$0	$162,000
Michelle McDonough	$0	$228,000
David Norris	$0	$207,500
* Mr. Pugliese’s appointment as Trustee occurred after the close of the Fund’s fiscal year ended October 31, 2025.

PRINCIPAL SHAREHOLDERS, CONTROL PERSONS AND MANAGEMENT OWNERSHIP

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding Shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund.

As of February 3, 2026, to the best of the Trust’s knowledge, the following shareholders owned 5% or greater of the Fund’s outstanding Shares:

Name and Address	% of Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	24,91%	Record
National Financial Services LLC 245 Summer Street Boston, MA 02210	21.14%	Record
Robinhood Securities, Inc. 500 Colonial Center Parkway, Suite 100 Lake Mary, FL 32746	12.74%	Record
Citibank N.A. 388 Greenwich Street Tower Building New York, NY 10013	10.83%	Record
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Customers 1 New York Plz, Fl 12 New York, NY 10004	7.19%	Record

As of February 3, 2026 , to the best of the Trust’s knowledge, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Fund.

CODES OF ETHICS

The Trust and the Adviser have both adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust and the Adviser from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to the codes of ethics). Both code of ethics permits personnel subject to that code of ethics to invest in securities for their personal investment accounts, subject to certain limitations, including limitations related to securities that may be purchased or held by the Fund. The Distributor (as defined below) relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust or the Adviser and no officer, director, or general partner of the Distributor serves as an officer, director, or general partner of the Trust or the Adviser.

There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be found at the SEC’s website at https://www.sec.gov.

PROXY VOTING POLICIES

The Board has delegated proxy voting responsibilities to the Adviser, subject to the Board’s oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with the Fund’s and its shareholders’ best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser has adopted proxy voting policies and guidelines for this purpose (“Proxy Voting Policies”), which have been adopted by the Trust as the policies and procedures that will be used when voting proxies on behalf of the Fund.

In the absence of a conflict of interest, the Adviser will generally vote “for” routine proposals, such as the election of directors, approval of auditors, and amendments or revisions to corporate documents to eliminate outdated or unnecessary provisions. Unusual or disputed proposals will be reviewed and voted on a case-by-case basis. The Proxy Voting Policies address, among other things, material conflicts of interest that may arise between the interests of the Fund and the interests of the Adviser. The Proxy Voting Policies will ensure that all issues brought to shareholders are analyzed in light of the Adviser’s fiduciary responsibilities.

The Trust’s Chief Compliance Officer is responsible for monitoring the effectiveness of the Proxy Voting Policies.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (866) 864-3968, (2) on the Fund’s website at www.yieldmaxetfs.com or (3) on the SEC’s website at www.sec.gov.

INVESTMENT ADVISER

Tidal Investments LLC (“Tidal” or the “Adviser”), 234 West Florida Street, Suite 700, Milwaukee, Wisconsin 53204, serves as investment adviser to the Fund and has overall responsibility for the general management and administration of the Fund.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and oversight of the Board. Under the Advisory Agreement, the Adviser is also responsible for arranging transfer agency, custody, fund administration and accounting, and other related services necessary for the Fund to operate. The Adviser administers the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping, and administrative services. Under the Advisory Agreement, in exchange for a single unitary management fee from the Fund, the Adviser has agreed to pay all expenses incurred by the Fund except for the Excluded Expenses, as defined in the Prospectus. For services provided to the Fund, the Fund pays the Adviser a unitary management fee, which is calculated daily and paid monthly, at an annual rate as set forth in the table below:

Fund Name	Management Fee Without Fee Waiver	Management Fee After Fee Waiver
YieldMax® Ultra Option Income Strategy ETF	1.24%	1.14%

The Adviser has agreed to reduce its unitary management fee (which includes all expenses incurred by the Fund except for interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (collectively, the “Excluded Expenses”)) to 1.14% of the Fund’s average daily net assets through at least February 28, 2027. This agreement may be terminated only by, or with the consent of, the Board of the Trust, on behalf of the Fund, upon sixty (60) days’ written notice to the Adviser. This Agreement may not be terminated by the Adviser without the consent of the Board. The fee waiver is not subject to recoupment.

The Advisory Agreement with respect to the Fund will continue in force for an initial period of two years. Thereafter, the Advisory Agreement will be renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom) at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Adviser or the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding Shares. The Advisory Agreement automatically terminates on assignment and is terminable on a 60-day written notice either by the Trust or the Adviser.

The Adviser shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding, or sale of any security.

The table below shows management fees paid by the Fund to the Adviser for the fiscal year/period indicated.

	Management Fee	Fee Waiver	Management Fee After Fee Waiver
Fiscal year ended October 31, 2025	$13,609,240	$1,097,519	$12,511,721
February 28, 2024 (commencement of operations) to October 31, 2024	$1,128,802	$91,032	$1,037,770

PORTFOLIO MANAGERS

The Fund is managed by Jay Pestrichelli, Scott Snyder, and Quinn Berry, each a Portfolio Manager for the Adviser.

Other Accounts. In addition to the Fund, the portfolio managers managed the following other accounts as of October 31, 2025.

Jay Pestrichelli Portfolio Manager for the Adviser

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance- Based Fee	Total Assets of Accounts Subject to a Performance- Based Fee (in millions)
Registered Investment Companies	73	$15,112	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Scott Snyder, Portfolio Manager for the Adviser

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance- Based Fee	Total Assets of Accounts Subject to a Performance- Based Fee (in millions)
Registered Investment Companies	17	$431	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Quinn Berry, Portfolio Manager for the Adviser

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance- Based Fee	Total Assets of Accounts Subject to a Performance- Based Fee (in millions)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Portfolio Manager Fund Ownership. The Fund is required to show the dollar range of each portfolio manager’s “beneficial ownership” of Shares as of the end of the most recently completed fiscal year. The dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. As of October 31, 2025, no portfolio manager owned Shares of the Fund. As of December 31, 2025, Mr. Pestrichelli beneficially owned Shares of the Fund in the range of $1-$10,000, and no other portfolio manager owned Shares of the Fund.

Portfolio Manager Compensation. Each portfolio manager is compensated by the Adviser with a base salary and discretionary bonus based on the financial performance and profitability of the Adviser and not based on the performance of the Fund. To the extent a portfolio manager is an equity owner of the Adviser, such portfolio manager may benefit indirectly from the revenue generated by the Fund’s Advisory Agreement with the Adviser.

Description of Material Conflicts of Interest The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have similar investment objectives or strategies as the Fund. A potential conflict of interest may arise as a result, whereby a portfolio manager could favor one account over another. Another potential conflict could include a portfolio manager’s knowledge about the size, timing, and possible market impact of trades by the Fund, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. For instance, the portfolio managers may receive fees from certain accounts that are higher than the fees received from the Fund, or receive a performance-based fee on certain accounts. In those instances, a portfolio manager has an incentive to favor the higher and/or performance-based fee accounts over the Fund. To mitigate these conflicts, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts the firm manages are fairly and equitably allocated.

THE DISTRIBUTOR

The Trust and Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group (dba ACA Group) (the “Distributor”), are parties to a distribution agreement (“Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Fund and distributes Shares on a best efforts basis. Shares are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute Shares in amounts less than a Creation Unit and does not maintain a secondary market in Shares. The principal business address of the Distributor is 190 Middle Street, Suite 301, Portland, Maine 04101.

Under the Distribution Agreement, the Distributor, as agent for the Trust, will review orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor is a broker-dealer registered under the 1934 Act and a member of FINRA.

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or DTC participants (as defined below).

The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (1) by the vote of the Trustees or by a vote of the shareholders of the Fund and (2) by the vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom) at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting Shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.

For the fiscal year ended October 31, 2025, the Fund did not incur underwriting commissions and the Distributor did not receive any amounts.

Intermediary Compensation. The Adviser or its affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to the Fund or its shareholders), may pay certain broker dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing and educational training or support. These arrangements are not financed by the Fund and, thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Fund’s Prospectus and they do not change the price paid by investors for the purchase of Shares or the amount received by a shareholder as proceeds from the redemption of Shares.

Such compensation may be paid to Intermediaries that provide services to the Fund, including marketing and education support (such as through conferences, webinars and printed communications). The Adviser will periodically assess the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend the Fund over other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professional if they receive similar payments from their Intermediary firm.

Intermediary information is current only as of the date of this SAI. Please contact your adviser, broker or other investment professional for more information regarding any payments their Intermediary firm may receive. Any payments made by the Adviser or its affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy Shares.

If you have any additional questions, please call (866) 864-3968.

Distribution (Rule 12b-1) Plan. The Trust has adopted a Distribution (Rule 12b-1) Plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. No payments pursuant to the Plan are expected to be made during the twelve (12) month period from the date of this SAI. Rule 12b-1 fees to be paid by the Fund under the Plan may only be imposed after approval by the Board.

Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Independent Trustees”). None of the Independent Trustees have a direct or indirect financial interest in the Plan or any agreements related to the Plan. The Plan may be continued from year-to-year only if the Board, including a majority of the Independent Trustees, concludes at least annually that continuation of the Plan is likely to benefit shareholders. The Board has determined that the Plan is likely to benefit the Fund by providing an incentive for brokers, dealers, and other financial intermediaries to engage in sales and marketing efforts on behalf of the Fund and to provide enhanced services to shareholders. The Board also determined that the Plan may enhance the Fund’s ability to sell shares and access important distribution channels.

The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding Shares. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Independent Trustees.

The Plan provides that the Fund pays the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, and insurance companies including, without limit, investment counselors, broker-dealers, and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with FINRA rules concerning sales charges.

Under the Plan, subject to the limitations of applicable law and regulations, the Fund is authorized to compensate the Distributor up to the maximum amount to finance any activity primarily intended to result in the sale of Creation Units of the Fund or for providing, or arranging for others to provide, shareholder services and for the maintenance of shareholder accounts. Such activities may include, but are not limited to: (1) delivering copies of the Fund’s then current reports, prospectuses, notices, and similar materials, to prospective purchasers of Creation Units; (2) marketing and promotional services, including advertising; (3) paying the costs of and compensating others, including Authorized Participants with whom the Distributor has entered into written Authorized Participant Agreements, for performing shareholder servicing on behalf of the Fund; (4) compensating certain Authorized Participants for providing assistance in distributing the Creation Units of the Fund, including the travel and communication expenses and salaries and/or commissions of sales personnel in connection with the distribution of the Creation Units of the Fund; (5) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, and investment counselors, broker-dealers, mutual fund supermarkets, and the affiliates and subsidiaries of the Trust’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance; (6) facilitating communications with beneficial owners of Shares, including the cost of providing, or paying others to provide, services to beneficial owners of Shares, including, but not limited to, assistance in answering inquiries related to Shareholder accounts; and (7) such other services and obligations as are set forth in the Distribution Agreement.

ADMINISTRATOR

Tidal ETF Services LLC (the “Administrator”), a Tidal Financial Group company and an affiliate of the Adviser, serves as the Fund’s administrator. The Administrator is located at 234 West Florida Street, Suite 700, Milwaukee, Wisconsin 53204. Pursuant to the Fund Administration Servicing Agreement between the Trust and the Administrator, the Administrator provides the Trust with, or arranges for, administrative, compliance, and management services (other than investment advisory services) to be provided to the Trust and the Board. Pursuant to the Fund Administration Servicing Agreement, officers or employees of the Administrator serve as the Trust’s principal executive officer, principal financial officer, and chief compliance officer, the Administrator coordinates the payment of Fund-related expenses, and the Administrator manages the Trust’s relationships with its various service providers. As compensation for the services it provides, the Administrator receives a fee based on the Fund’s average daily net assets, subject to a minimum annual fee. The Administrator also is entitled to certain out-of-pocket expenses for the services mentioned above.

The table below shows fees paid for administration services by the Adviser to the Administrator with respect to the Fund for the fiscal year/period indicated.

Fees Paid to the Administrator
Fiscal year ended October 31, 2025	$419,771
February 28, 2024 (commencement of operations) to October 31, 2024	$44,060

SUB-ADMINISTRATOR AND TRANSFER AGENT

Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s sub-administrator and transfer agent.

Pursuant to a Fund Sub-Administration Servicing Agreement and a Fund Accounting Servicing Agreement between the Trust and Global Fund Services, Global Fund Services provides the Trust with administrative and management services (other than investment advisory services) and accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports. In this capacity, Global Fund Services does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Shares. As compensation for the administration, accounting and management services, the Adviser pays Global Fund Services a fee based on the Fund’s average daily net assets, subject to a minimum annual fee. Global Fund Services also is entitled to certain out-of-pocket expenses for the services mentioned above, including pricing expenses.

The table below shows fees paid for sub-administration services by the Adviser to Global Fund Services with respect to the Fund for the fiscal year/period indicated.

Fees Paid to the Sub-Administrator
Fiscal year ended October 31, 2025	$411,570
February 28, 2024 (commencement of operations) to October 31, 2024	$34,699

CUSTODIAN

Pursuant to a Custody Agreement, U.S. Bank National Association (“U.S. Bank”), 1555 North Rivercenter Drive, Milwaukee, Wisconsin 53212, serves as the custodian (the “Custodian”) of the Fund’s assets. U.S. Bank is the parent company of Global Fund Services. The Custodian holds and administers the assets in the Fund’s portfolio. Pursuant to the Custody Agreement, the Custodian receives an annual fee from the Adviser based on the Trust’s total average daily net assets, subject to a minimum annual fee, and certain settlement charges. The Custodian also is entitled to certain out-of-pocket expenses.

LEGAL COUNSEL

Sullivan & Worcester LLP, 1251 Avenue of the Americas, 19th Floor, New York, NY 10020, serves as legal counsel for the Trust and the Independent Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd., 1835 Market Street, Suite 310, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Fund. Its services include auditing the Fund’s financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Board has adopted a policy regarding the disclosure of information about the Fund’s security holdings. The Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business and through financial reporting and news services including publicly available internet web sites. In addition, the composition of the Deposit Securities is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”).

DESCRIPTION OF SHARES

The Third Amended and Restated Declaration of Trust (“Declaration of Trust”) authorizes the issuance of an unlimited number of funds and shares. Each share represents an equal proportionate interest in the Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing Shares will not be issued. Shares, when issued, are fully paid and non-assessable.

Each Share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds in the Trust vote together as a single class, except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. The Trust will call for a meeting of shareholders to consider the removal of one or more Trustees and other certain matters upon the written request of shareholders holding at least a majority of the outstanding shares of the Trust entitled to vote at such meeting. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee or officer of the Trust, and upon the due approval of the Trustees, each person who is, or has been an employee or agent of the Trust, and, upon due approval of the Trustees, any person who is serving or has served at the Trust’s request as a director, officer, partner, trustee, employee, agent, or fiduciary of another organization with respect to any alleged acts or omissions while acting within the scope of a Trustee’s service in such a position. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for a Trustee’s willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for the Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

The Adviser owes fiduciary duties to its clients to seek to provide best execution on trades effected. In selecting a broker/ dealer for each specific transaction, the Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution. “Best execution” is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/ dealers. The Adviser will also use electronic crossing networks (“ECNs”) when appropriate.

Subject to the foregoing policies, brokers or dealers selected to execute the Fund’s portfolio transactions may include the Fund’s Authorized Participants (as discussed in “Purchase and Redemption of Shares in Creation Units — Procedures for Purchase of Creation Units” below) or their affiliates. An Authorized Participant or its affiliates may be selected to execute the Fund’s portfolio transactions in conjunction with an all-cash Creation Unit order or an order including “cash-in-lieu” (as described below under “Purchase and Redemption of Shares in Creation Units”), so long as such selection is in keeping with the foregoing policies. As described below under “Purchase and Redemption of Shares in Creation Units — Creation Transaction Fee” and “ — Redemption Transaction Fee”, the Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to execute the Fund’s portfolio transactions in connection with such orders.

The Adviser may use the Fund’s assets for, or participate in, third-party soft dollar arrangements, in addition to receiving proprietary research from various full-service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Adviser does not “pay up” for the value of any such proprietary research. Section 28(e) of the 1934 Act permits the Adviser under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. The Adviser may receive a variety of research services and information on many topics, which it can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. The research services may include qualifying order management systems, portfolio attribution and monitoring services, and computer software and access charges which are directly related to investment research.

Accordingly, the Fund may pay a broker commission higher than the lowest available in recognition of the broker’s provision of such services to the Adviser but only if the Adviser determines the total commission (including the soft dollar benefit) is comparable to the best commission rate that could be expected to be received from other brokers. The amount of soft dollar benefits received depends on the amount of brokerage transactions effected with the brokers. A conflict of interest exists because there is an incentive to (1) cause clients to pay a higher commission than the firm might otherwise be able to negotiate, (2) cause clients to engage in more securities transactions than would otherwise be optimal, and (3) only recommend brokers that provide soft dollar benefits.

The Adviser faces a potential conflict of interest when it uses client trades to obtain brokerage or research services. This conflict exists because the Adviser can use the brokerage or research services to manage client accounts without paying cash for such services, which reduces the Adviser’s expenses to the extent that the Adviser would have purchased such products had they not been provided by brokers. Section 28(e) permits the Adviser to use brokerage or research services for the benefit of any account it manages. Certain accounts managed by the Adviser may generate soft dollars used to purchase brokerage or research services that ultimately benefit other accounts managed by the Adviser effectively cross subsidizing the other accounts managed by the Adviser that benefit directly from the product. The Adviser may not necessarily use all of the brokerage or research services in connection with managing the Fund whose trades generated the soft dollars used to purchase such products.

The Adviser is responsible, subject to oversight by the Board, for placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Fund and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among them in a manner deemed equitable and consistent with relevant fiduciary obligations. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.

The Fund may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.

The table below shows brokerage commissions paid by the Fund for the fiscal period/year indicated.

Brokerage Commissions Paid
Fiscal year ended October 31, 2025	$18,806,527
For February 28, 2024 (commencement of operations) to October 31, 2024	$1,579,924

The Fund commenced operations in 2024, and its brokerage commissions were higher during the 2025 fiscal year since its initial fiscal period was not a full twelve-month period. In addition, the Fund saw an increase in assets in 2025 resulting in increased transactions.

Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund or the Adviser for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal year ended October 31, 2025, the Fund did not pay brokerage commissions to any registered broker-dealer affiliates of the Fund or the Adviser.

Directed Brokerage. For the fiscal year ended October 31, 2025, the Fund did not pay brokerage commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provided research or other brokerage services to the Adviser.

Securities of “Regular Broker-Dealers.” The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) that it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Fund are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Fund; or (iii) sold the largest dollar amounts of Shares.

For the fiscal year ended October 31, 2025, the Fund did not acquire any securities of its “regular brokers or dealers” or their parent companies.

PORTFOLIO TURNOVER RATE

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of the Fund’s purchases or sales of securities (excluding short-term securities and securities transferred in-kind) by the average market value of the Fund. A rate of 100% indicates that the equivalent of all of the Fund’s assets have been sold and reinvested in a year. High portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. Higher portfolio turnover also results in higher transaction costs. To the extent that net short-term capital gains are realized by the Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

The table below shows the portfolio turnover rate with respect to the Fund for the fiscal year/period indicated.

Portfolio Turnover
Fiscal year ended October 31, 2025	721%
February 28, 2024 (commencement of operations) to October 31, 2024	717%

BOOK ENTRY ONLY SYSTEM

The Depository Trust Company (“DTC”) acts as securities depositary for Shares. Shares are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for Shares.

DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to in this SAI as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The Trust recognizes DTC or its nominee as the record owner of all Shares for all purposes. Beneficial Owners of Shares are not entitled to have Shares registered in their names, and will not receive or be entitled to physical delivery of Share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of Shares held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall act either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS

The Trust issues and redeems Shares only in Creation Units on a continuous basis through the Transfer Agent, without a sales load (but subject to transaction fees, if applicable), at their NAV per share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). The NAV of Shares is calculated each Business Day as of the scheduled close of regular trading on the NYSE, generally 4:00 p.m., Eastern Time. The Fund will not issue fractional Creation Units. A “Business Day” is any day on which the NYSE is open for regular trading.

Fund Deposit. The consideration for purchase of a Creation Unit of the Fund generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit and the Cash Component (defined below), computed as described below. Notwithstanding the foregoing, the Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of Shares (per Creation Unit) and the value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

The Fund, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of Shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of Shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for the Fund may change from time to time.

Procedures for Purchase of Creation Units. To be eligible to place orders with the Transfer Agent to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party” (i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”)), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes.

All orders to purchase Shares directly from the Fund must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The order cut-off time for orders to purchase Creation Units is expected to be 1:00 p.m. Eastern time for the Fund, which time may be modified by the Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from the Fund in Creation Units must be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. On behalf of the Fund, the Transfer Agent will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Transfer Agent by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a sub-custody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the sub-custodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than 1:00 p.m. Eastern Time for the Fund (or such other time as specified by the Trust) on the contractual settlement date. If the Fund or its agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner to be received by the Custodian no later than the contractual settlement date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the contractual settlement date, the creation order may be cancelled. Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 1:00 p.m. Eastern Time for the Fund, with the Custodian on the contractual settlement date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 1:00 p.m. Eastern Time for the Fund on the contractual settlement date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

Issuance of a Creation Unit. Except as provided in this SAI, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the required Deposit Securities (or the cash value thereof) have been delivered to the account of the Custodian (or sub-custodian, as applicable), the Transfer Agent and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The typical settlement date for each redemption transaction will be within one day of the transaction (commonly referred to as “T+1”), unless the Fund and Authorized Participant agree to a different timeline for settlement or the transaction is exempt from the requirements of Rule 15c6-1 under the 1934 Act. Due to the schedule of holidays in certain countries, however, the delivery of Shares may take longer than one Business Day following the day on which the purchase order is received. In such cases, the local market settlement procedures will not commence until the end of local holiday periods. The Authorized Participant shall be liable to the Fund for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by 1:00 p.m. Eastern Time for the Fund (or such other time as specified by the Trust) on the contractual settlement date. If the Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Transfer Agent plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below under “Creation Transaction Fee,” may be charged. The delivery of Creation Units so created generally will occur no later than the contractual settlement date.

Acceptance of Orders of Creation Units. The Trust reserves the right to reject an order for Creation Units transmitted to it by the Transfer Agent with respect to the Fund including if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Authorized Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining Shares ordered, would own 80% or more of the currently outstanding Shares; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (f) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of Shares of each security in the Deposit Securities and the validity form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Notwithstanding the Trust’s ability to reject an order for creation units, the Trust will only do so in a manner consistent with any current or future SEC rulemaking or guidance relating thereto; provided that, no such suspension of the issuance of creation units will be done in a manner that impairs the arbitrage mechanism for investors.

Creation Transaction Fee. A fixed purchase (i.e., creation) transaction fee, payable to the Custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard fixed creation transaction fee for the Fund, regardless of the number of Creation Units created in the transaction, can be found in the table below. The Fund may adjust the standard fixed creation transaction fee from time to time. The fixed creation fee may be waived on certain orders if the Custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the Fund, of up to the maximum percentage listed in the table below of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with buying the securities with cash. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders.

Fixed Creation Transaction Fee	Maximum Variable Transaction Fee
$300	2.00%

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities (defined below) from the Trust to their account or on their order.

Risks of Purchasing Creation Units. There are certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Fund, breaks them down into the constituent Shares, and sells those Shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.

Redemption. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF THE FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the list of the names and Share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Fund Securities—as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee, as applicable, as set forth below. If the Fund Securities have a value greater than the NAV of Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

The typical settlement date for each redemption transaction will be within one day of the transaction (or T+1), unless the Fund and Authorized Participant agree to a different timeline for settlement or the transaction is exempt from the requirements of Rule 15c6-1 under the 1934 Act. Due to the schedule of holidays in certain countries, however, the receipt of redemption proceeds may take longer than one Business Day following the day on which the purchase order is received. In such cases, the local market settlement procedures will not commence until the end of local holiday periods.

Redemption Transaction Fee. A fixed redemption transaction fee, payable to the Custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard fixed redemption transaction fee for the Fund, regardless of the number of Creation Units redeemed in the transaction, can be found in the table below. The Fund may adjust the redemption transaction fee from time to time. The fixed redemption fee may be waived on certain orders if the Custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the Fund, of up to the maximum percentage listed in the table below of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with selling portfolio securities to satisfy a cash redemption. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders.

Fixed Redemption Transaction Fee	Maximum Variable Transaction Fee
$300	2.00%

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.

Procedures for Redemption of Creation Units. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to 1:00 p.m. Eastern time. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

Additional Redemption Procedures. In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such Shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank, or other custody providers in each jurisdiction in which any of Fund Securities are customarily traded, to which account the Fund Securities will be delivered. Deliveries of redemption proceeds will generally be made by the next Business Day following the trade date, as discussed above.

The Trust may in its discretion exercise its option to cause the Fund to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares of the Fund based on the NAV of Shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee, if applicable, and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status to receive Fund Securities.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

DETERMINATION OF NET ASSET VALUE

NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets, less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for the purpose of determining NAV. The NAV of the Fund is calculated by Global Fund Services and determined at the scheduled close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern Time) on each day that the NYSE is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.

In calculating the Fund’s NAV per Share, the Fund’s investments are generally valued using a pricing service. The Fund may use various pricing services, or discontinue the use of any pricing service, as approved by the Adviser from time to time. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources. For assets traded on an exchange, the Fund may value investments using market valuations. A market valuation generally means a valuation (1) obtained from an exchange, a pricing service, or a major market maker (or dealer), (2) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (3) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share.

When market prices are not “readily available” or are deemed to be unreliable, consistent with Rule 2a-5 under the 1940 Act, the Trust and the Adviser have adopted procedures and methodologies wherein the Adviser, serving as the Fund’s Valuation Designee (as defined in Rule 2a-5), determines the fair value of Fund investments.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions, and Taxes.”

General Policies. The Fund intends to pay out dividends and interest income, if any, on a weekly basis, and distribute any net realized capital gains to its shareholders at least annually.

The Fund will declare and pay income and capital gain distributions, if any, in cash. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended, (the “Code”), in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

The Fund makes additional distributions to the extent necessary (1) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (2) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the Fund’s eligibility for treatment as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income at the Fund level.

Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Fund issued by the Trust of the Fund at NAV per Share. Distributions reinvested in additional Shares will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

FEDERAL INCOME TAXES

The following is only a summary of certain U.S. federal income tax considerations generally affecting the Fund and its shareholders that supplements the discussion in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) made significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years before January 1, 2026. There were only minor changes with respect to the specific rules applicable to RICs, such as the Fund. The Tax Act, however, also made numerous other changes to the tax rules that may affect shareholders and the Fund. Subsequent legislation has modified certain changes to the U.S. federal income tax rules made by the Tax Act which may, in addition, affect shareholders and the Fund. You are urged to consult with your own tax advisor regarding how this legislation affects your investment in the Fund.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, local, or foreign taxes.

Taxation of the Fund. The Fund will elect and intends to qualify each year to be treated as a RIC under the Code. As such, the Fund should not be subject to federal income taxes on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. Generally, to be taxed as a RIC, the Fund must distribute in each taxable year at least 90% of its net investment income for the taxable year, which includes, among other items, dividends, interest, net short-term capital gain and net foreign currency gain, less expenses, as well as 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or foreign currencies, and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of the Fund’s taxable year, the Fund’s assets must be diversified so that (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).

To the extent the Fund makes investments that may generate income that is not qualifying income, including certain derivatives, the Fund will seek to restrict the resulting income from such investments so that the Fund’s non-qualifying income does not exceed 10% of its gross income.

Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. The Fund is treated as a separate corporation for federal income tax purposes. The Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. The requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If the Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where the Fund corrects the failure within a specified period of time. To be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, the Fund may be required to dispose of certain assets. If these relief provisions were not available to the Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable to the shareholders of the Fund as ordinary income dividends, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by noncorporate shareholders, subject to certain limitations. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If the Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a fund-level tax on certain net built in gains recognized with respect to certain of its assets upon disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If the Fund determines that it will not qualify as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year, subject to special rules in the event the Fund makes an election under Section 4982(e)(4) of the Code, (commonly referred to as “post-October losses”), and certain other late-year losses.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to its shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

As of the most recent fiscal year ended October 31, 2025, the Fund did not have long-term or short-term capital loss carryovers.

The Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for either the one-year period ending on October 31 of that year, or, if the Fund makes an election under Section 4982(e)(4) of the Code, the Fund’s fiscal year, subject to an increase for any shortfall in the prior year’s distribution. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of the excise tax, but can make no assurances that all such tax liability will be eliminated.

The Fund intends to distribute substantially all of its net investment income and net capital gain to shareholders for each taxable year. If the Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax at regular corporate rates to the extent any such income or gains are not distributed. The Fund may elect to designate certain amounts retained as undistributed net capital gain as deemed distributions in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their tax liabilities, and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

Taxation of Shareholders – Distributions. The Fund intends to distribute to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net long-term capital gains in excess of net short-term capital losses, taking into account any capital loss carryforwards). The distribution of investment company taxable income (as so computed) and net capital gain will be taxable to Fund shareholders regardless of whether the shareholders receive these distributions in cash or reinvest them in additional Shares

The Fund (or your broker) will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends received deduction for corporate shareholders, and the portion of dividends which may qualify for treatment as qualified dividend income, which is taxable to non-corporate shareholders at long-term capital gain rates.

Distributions from the Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Distributions may be subject to state and local taxes.

Qualified dividend income includes, in general, subject to certain holding period and other requirements, dividend income from taxable domestic corporations and certain “qualified foreign corporations.” Subject to certain limitations, “qualified foreign corporations” include those incorporated in territories of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by the Fund from an ETF or an underlying fund taxable as a RIC or a REIT may be treated as qualified dividend income generally only to the extent so reported by such ETF, underlying fund or REIT. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

Fund dividends will not be treated as qualified dividend income if the Fund does not meet certain holding period and other requirements with respect to dividend paying stocks in its portfolio, or the shareholder does not meet certain holding period and other requirements with respect to the Shares on which the dividends were paid. Distributions by the Fund of its net short-term capital gains will be taxable to shareholders as ordinary income. Given the investment strategy of the Fund, it is unlikely that any dividends paid by the Fund will be “qualified dividend income” or will qualify for the corporate dividends-received deduction.

In the case of corporate shareholders, certain dividends received by the Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the 50% dividends-received deduction. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend to be eligible. Capital gain dividends distributed to the Fund from other RICs are not eligible for the dividends-received deduction. To qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Shares, and, if they borrow to acquire or otherwise incur debt attributable to Shares, they may be denied a portion of the dividends-received deduction with respect to those Shares.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Net Investment Income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

Shareholders who have not held Shares for a full year should be aware that the Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the applicable shareholder’s period of investment in the Fund. A taxable shareholder may wish to avoid investing in the Fund shortly before a dividend or other distribution, because the distribution will generally be taxable to the shareholder even though it may economically represent a return of a portion of the shareholder’s investment.

To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If the Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made for a taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher capital gain or lower capital loss when the Shares on which the distribution was received are sold. After a shareholder’s basis in the Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.

Taxation of Shareholders – Sale of Shares. A sale or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if Shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Shares will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term capital loss, rather than short-term capital loss, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such Shares (including any amounts credited to the shareholder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of Shares may be disallowed if substantially identical Shares are acquired (through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly acquired Shares will be adjusted to reflect the disallowed loss.

The cost basis of Shares acquired by purchase will generally be based on the amount paid for Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot currently be deducted under the rules governing “wash sales” (for a person, who does not mark-to-market its portfolio) or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Shares composing the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gains or losses. Any loss upon a redemption of Creation Units held for six months or less may be treated as long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Trust, on behalf of the Fund, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares and if, pursuant to Section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Trust also has the right to require the provision of information necessary to determine beneficial Share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss may be deductible.

Taxation of Fund Investments. Certain of the Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the Fund’s ability to qualify as a RIC, affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without the Fund receiving cash with which to make distributions in amounts sufficient to enable the Fund to satisfy the RIC distribution requirements for avoiding fund-level income and excise taxes. The Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records to mitigate the effect of these rules and preserve its qualification for treatment as a RIC. To the extent the Fund invests in an underlying fund that is taxable as a RIC, the rules applicable to the tax treatment of complex securities will also apply to the underlying funds that also invest in such complex securities and investments. In addition, because the tax rules applicable to such instruments may be uncertain under current law, an adverse determination or future IRS guidance with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a RIC and avoid the Fund-level tax.

Backup Withholding. The Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that it is not subject to “backup withholding;” or (4) fails to provide a certified statement that it is a U.S. person (including a U.S. resident alien). The backup withholding rate is at a rate set under Section 3406 of the Code. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. federal income tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the United States.

Non-U.S. Shareholders. Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to a U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of Shares generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year (based on a formula that factors in presence in the U.S. during the two preceding years as well). Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold a generally nonrefundable 30% tax on distributions of net investment income paid to (a) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its account holders, among other items (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement between the United States and the foreign financial institution’s country of residence), and (b) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items. This FATCA withholding tax could also affect the Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

For foreign shareholders to qualify for an exemption from backup withholding, described above, the foreign shareholder must comply with special certification and filing requirements. Foreign shareholders in the Fund should consult their tax advisors in this regard.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation, except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are generally not permitted to offset losses from one unrelated trade or business against the income or gain of another unrelated trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders with respect to their shares of Fund income. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in the Fund if, for example, (1) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (2) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (3) Shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisers. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisers regarding these issues.

Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of the Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Issues. In those states which have income tax laws, the tax treatment of the Fund and shareholders with respect to distributions by the Fund may differ from federal tax treatment.

FINANCIAL STATEMENTS

The Fund’s audited financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the Fund’s Annual Certified Shareholder Report for the fiscal period ended October 31, 2025, are incorporated herein by reference. You may request a copy of the Fund’s annual report at no charge by calling (866) 864-3968 or through the Fund’s website at www.yieldmaxetfs.com.

YieldMax® Ultra Short Option Income Strategy ETF (SLTY)

listed on NYSE Arca, Inc.

PROSPECTUS

February 27, 2026

The U.S. Securities and Exchange Commission (the “SEC”) has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

YieldMax® Ultra Short Option Income Strategy ETF - FUND SUMMARY

Investment Objective

The Fund’s primary investment objective is to seek current income. The Fund’s secondary investment objective is to seek inverse (opposite) exposure to the share price of select U.S. listed securities, subject to a limit on potential investment gains.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.24%
Distribution and Service (12b-1) Fees	None
Other Expenses (includes interest and tax expense)(2)	0.11%
Total Annual Fund Operating Expenses	1.35%
Less: Fee Waiver(3)	(0.10)%
Total Annual Fund Operating Expenses After Fee Waiver	1.25%

(1)	The Fund’s adviser, Tidal Investments LLC (the “Adviser”), will pay, all expenses incurred by the Fund (except for advisory fees) excluding interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), and litigation expenses, and other non-routine or extraordinary expenses.

(2)	Based on estimated amounts for the current fiscal year.

(3)	The Fund’s investment adviser, Tidal Investments LLC (the “Adviser”), has agreed to reduce its unitary management fee (which includes all expenses incurred by the Fund except for interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (collectively, the “Excluded Expenses”)) to 1.14% of the Fund’s average daily net assets through at least February 28, 2027. This agreement may be terminated only by, or with the consent of, the Board of Trustees (the “Board”) of Tidal Trust II (the “Trust”), on behalf of the Fund, upon sixty (60) days’ written notice to the Adviser. This Agreement may not be terminated by the Adviser without the consent of the Board. The fee waiver is not subject to recoupment.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. For the one-year period in the example, the figure reflects the fee waiver described above. For the three-year period in the example, the figure shown does not reflect the fee waiver. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$127	$418

1

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. For the period of August 20, 2025 (commencement of operations) to October 31, 2025, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks current income while providing direct and indirect inverse exposure to the share price of a group of equity securities, subject to participation in a portion of potential investment gains. The Fund’s strategy involves: (i) constructing a short portfolio of U.S.-listed equity securities (each, an “Underlying Security”) or derivatives that provide short exposure to those Underlying Securities (the “Equity Strategy”) and (2) generating options premiums through an options portfolio (the “Options Strategies”), which involve using options contracts on Underlying Securities. The Fund may also maintain an allocation to cash or U.S. Treasuries.

Equity Strategy

The Fund’s investment adviser, selects the Underlying Securities to which the Fund will gain short exposure. The Underlying Securities primarily include U.S.-listed equity securities of operating companies and shares of ETFs. Additionally, they may include other types of U.S. listed exchange-traded products (e.g., closed-end funds and commodity pools).

The Adviser selects the Underlying Securities by analyzing, among other things, the levels of implied volatility (a measure of the market’s expectation for future price fluctuations) of the Underlying Security’s listed options prices. Implied volatility is integral to the Fund’s strategy, as it indicates the expected price fluctuations of a security, guiding the Adviser’s selection of suitable Underlying Securities. Generally, the Adviser will seek to gain short exposure to Underlying Securities with higher implied volatility relative to the broad market, industry or sector peers, or the historical averages for the Underlying Security. Higher implied volatility typically correlates with increased options premiums, allowing the Fund to generate options premiums from its portfolio of Options Strategies. The Adviser also analyzes significant upcoming events related to, where applicable, the issuers of the Underlying Securities (e.g., earnings releases), as well as the trading volumes of such securities and their related options contracts. The Fund is generally unconstrained and therefore, the Underlying Securities can be of any market capitalization size and represent any industry sector.

The Adviser selects Underlying Securities based on a frequent and quantitative screening process. This method evaluates various factors such as the implied volatility of the Underlying Security and the trading volume and liquidity of both the Underlying Security and options on the Underlying Security. Furthermore, the Adviser’s screening process also identifies the industry sectors of potential Underlying Securities as part of its risk management process as described below.

The Fund’s allocation to particular Underlying Securities is primarily driven by implied volatility levels. The Adviser strategically identifies Underlying Securities in periods of likely higher volatility (e.g., ahead of significant events, like earnings releases). The Adviser will typically select between fifteen and thirty Underlying Securities to which the Fund will gain short exposure and will implement the Options Strategies on the Underlying Securities. However, when the Adviser deems it appropriate, it may choose as few as five Underlying Securities. The Fund may also allocate up to 50% of its net assets in lower-volatility, large-cap equities to seek to provide greater net asset value stability. The Fund will also hold short-term U.S. Treasury securities.

As part of its risk management process, to seek to lower risk and enhance returns, where possible, the Fund will gain short exposure to Underlying Securities, including ETFs and exchange-traded products (ETPs), across various sectors and industries, reducing the impact of sector-specific events. While the Fund intends to have exposure to multiple sectors, it may gain short exposure to Underlying Securities attributable to a particular sector in amounts greater than 25% of the Fund’s total assets when the Adviser’s selection process indicates that such sector exposure would be appropriate for the Fund. The Fund does not currently intend to invest in any particular sector. The Fund will not invest more than 25% of its net assets in any particular “industry” as that term is used in the 1940 Act.

2

The Fund may gain short exposure to Underlying Securities directly or “synthetically.” To invest synthetically, the Fund will use options contracts on Underlying Securities (considered indirect or synthetic short holdings of the Underlying Securities) to gain exposure to the inverse (opposite) share price performance of the Underlying Securities. The allocation between direct and indirect (synthetic) short holdings varies based on strategic decisions and market conditions as assessed by the Adviser.

●	Direct: The Fund may short Underlying Securities when the Adviser determines a direct short is more cost-effective.

●	Synthetic: To achieve a synthetic short exposure to an Underlying Security, the Fund will buy that Underlying Security’s put options and, simultaneously, sell that Underlying Security’s call options to try to replicate the inverse price movements of owning that Underlying Security. The put options purchased by the Fund and the call options sold by the Fund will generally have one-month to six-month terms and strike prices that are approximately equal to the then-current share price of the relevant Underlying Security at the time the options contracts are purchased and sold, respectively. The combination of the long put options and sold call options provides the Fund with investment exposure equal to approximately -100% of the relevant Underlying Securities for the duration of the applicable options exposure.

Options Strategies – Seeking Premiums & Growth

The Fund seeks to generate options premiums and growth by using Options Strategies on the shorted Underlying Securities. In particular, the Fund will receive options premiums when it writes (sells) an option. By selling options, the Fund earns premiums from buyers who pay for the right to buy or sell the underlying asset at a predetermined price. The amount of premium the Fund receives is influenced by market volatility, as higher volatility (larger price swings) generally results in higher premiums. Therefore, the Adviser analyzes market conditions to determine the timing and type of Options Strategies to employ. By strategically entering and exiting options positions, the Adviser seeks to enhance the Fund’s potential to generate options premiums. Depending on the Adviser’s outlook, the Adviser will select one Options Strategy or a combination of Options Strategies that it believes will best generate premiums while generally also attempting to benefit from downside participation, meaning the opportunity for the Fund to gain if the value of the shorted assets decline. In some instances, the aim is to generate additional gains if the Underlying Security decreases in value, while, in other cases, the aim is to limit losses if the Underlying Security increases in value.

The Adviser considers both market conditions and the performance of the Underlying Securities when selecting Options Strategies. In some instances, the aim is to generate additional gains if the Underlying Security decreases in value, while, in other cases, the aim is to limit losses if the Underlying Security increases in value. The Adviser may implement the selected strategy by increasing the Fund’s short exposure to an Underlying Security to seek increased gains or by using hedging techniques to seek to limit the Fund’s potential losses.

Further, depending on the Adviser’s assessment of one or more of the Underlying Securities’ options contracts (e.g., they are insufficiently liquid or too costly), the Fund may employ Options Strategies using an ETF, instead of options on the Underlying Securities themselves. Each such ETF would otherwise qualify as an Underlying Security. The Fund’s use of Options Strategies with Underlying Securities and ETFs will always be covered (e.g., the Fund may do call or put spreads). The Fund’s Options Strategies are applied consistently, whether the Underlying Security is held directly or through synthetic exposure, and regardless of whether the Underlying Security is an equity security, an ETF, or another type of ETP.

The Fund’s outcomes may vary depending on the Options Strategies used and the purpose for which they are employed, including seeking additional exposure (leverage) or providing upside protection (hedging). For example:

●	When writing covered puts (selling put options on securities the Fund has already shorted), the Fund might limit its potential for capital appreciation in exchange for options premiums.
●	When selling credit put spreads (writing a put option at one strike price and buying another put option at a lower strike price), the Fund limits the potential loss compared to selling an option outright by capping it at the difference between the strike prices minus the net premium received.
●	When selling diagonal put spreads (selling a put option with a nearer expiration date and buying a put option with a later expiration date at a different strike price), the Fund aims to benefit from the time decay (see below) of the nearer-term option.
○	Time decay is the reduction in an option’s value as the time to its expiration date approaches. An option’s decay accelerates as its expiration date gets closer because there is less time for an investor to earn a profit from that option.
●	When selling cash-secured calls (selling call options while holding enough cash to margin the short security at the strike price if assigned), the Fund generates options premiums.
●	When selling calendar put spreads (selling a short-term option and buying a longer-term option at the same strike price), the Fund aims to benefit from the faster time decay of the short-term option.
●	When applying debit spreads as a supplemental options strategy (buying call or put spreads), the Fund may aim to use them strategically with the other Options Strategies to offset margin requirements and enhance overall options premiums potential, to hedge its short position during periods of elevated uncertainty, or to “leg into” debit spreads by entering the spread in stages.

3

These Options Strategies impact the risk-return profile of the Fund, potentially affecting volatility, options premiums generation, downside capture (opportunity to profit from declining asset values), capital preservation (protecting value), and the degree of leverage or hedging embedded in the Fund’s portfolio. See the prospectus section titled “Additional Information About the Fund” for examples of the options strategies that the Fund may utilize, together with a description of each options strategy.

Distributions may include a significant portion classified as return of capital (“ROC”). ROC generally represents a return of a shareholder’s invested capital rather than traditional income such as dividends or interest. See the prospectus section titled “Additional Information About the Fund” for more information about option premiums and ROC.

US Treasuries

In addition, the Fund may hold cash or short-term U.S. Treasury securities. These securities serve a dual purpose: (1) providing collateral for the Options Strategies and for the short positions, and (2) contributing to the Fund’s income generation.

Why invest in the Fund?

●	The Fund seeks to participate in some of the potential gains experienced by decreases in the share prices of the Underlying Securities.

●	The Fund seeks to generate cash distributions on a weekly basis, which is not dependent on the value of the Underlying Securities.

Fund Distributions

The Fund seeks to provide weekly distributions. The Fund seeks to generate such distributions in the following ways:

●	The Fund seeks to generate options premiums from engaging in the Options Strategies.

●	Investing in short-term U.S. Treasury securities. The income generated by these securities will be influenced by interest rates at the time of investment. The Fund may also invest in pooled vehicles (e.g., mutual funds and ETFs) that invest in U.S Treasuries.

●	The Fund seeks to distribute any gains it earns from decreases in the share prices of the Underlying Securities when the Fund’s options positions are periodically closed out.

The Fund is classified as “non-diversified” under the 1940 Act. The Fund’s investment strategy is expected to result in high portfolio turnover on an annual basis.

The Fund will employ its investment strategy regardless of whether there are periods of adverse market, economic, or other conditions and will not take temporary defensive positions during such periods.

There is no guarantee that the Fund’s investment strategy will be properly implemented, and an investor may lose some or all of its investment.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”) per share, trading price, yield, total return, and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund—Principal Risks of Investing in the Fund.”

An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.

Shorting Risk. The Fund may enter into a short sale by selling a security it has borrowed (typically from a broker or other institution). If the market price of a security increases after the Fund borrows the security, the Fund will suffer a (potentially unlimited) loss when it replaces the borrowed security at the higher price. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. In addition, the Fund may not always be able to borrow the security at a particular time or at an acceptable price. The Fund may also take a short position synthetically through use of derivatives. Synthetic short positions, achieved through derivatives such as options, additionally expose the Fund to the inherent risks of derivatives (described above). These combined risks can result in greater losses for the Fund than those associated with direct short sales, potentially preventing the Fund from achieving its investment objective.

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Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Underlying Security and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund in particular, the value of the options contracts in which it invests are substantially influenced by the value of the Underlying Security. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. The options held by the Fund are exercisable at the strike price on their expiration date. As an option approaches its expiration date, its value typically increasingly move with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in the values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. The Fund may also write call and put options, which includes the risk that the underlying instrument appreciates or depreciates sufficiently over the period to offset the net premium received by the Fund for the written option, resulting in a loss to the Fund. Additionally, to the extent the Fund maintains indirect exposure to an Underlying Security through the use of options contracts, as the options contracts it holds are exercised or expire it will enter into new options contracts, a practice referred to as “rolling.” If the expiring options contracts do not generate proceeds enough to cover the cost of entering into new options contracts, the Fund may experience losses.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Hedging Strategy Risks. The Fund’s hedging techniques may not be effective in all scenarios and may not fully offset losses from the Fund’s options premium generations strategy. Options and underlying ETFs used by the Fund to seek to mitigate market volatility risks may not perform as intended. There can be no assurance that the Fund’s hedging strategy will be effective. It may expose the Fund to losses to which it would not have otherwise been exposed if did not employ hedging.

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Leverage Risk. As part of the Fund’s principal investment strategies, the Fund may employe options strategies that provide the economic effect of financial leverage by creating additional investment exposure to the inverse of the Underlying Security(ies), as well as the potential for greater loss. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Distribution Risk. The Fund seeks to provide weekly cash distributions. There is no assurance that the Fund will make a distribution in any given week. If the Fund does make distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date (i.e., the date by which one needs to own a dividend-paying stock in order to receive the upcoming dividend payment). The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. By paying out higher annual capital gain distributions, investors may be subjected to increased capital gains taxes. Additionally, there may be brokerage costs or taxable gains or losses that may be imposed on the Fund in connection with a cash redemption that may not have occurred if the Fund had made a redemption in-kind. These costs could decrease the value of the Fund to the extent they are not offset by a transaction fee payable by an AP.

Costs of Buying or Selling Shares.. Buying or selling Shares involves certain costs, including brokerage commissions, other charges imposed by brokers, and bid-ask spreads. The bid-ask spread represents the difference between the price at which an investor is willing to buy Shares and the price at which an investor is willing to sell Shares. The spread varies over time based on the Shares’ trading volume and market liquidity. The spread is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Due to the costs of buying or selling Shares, frequent trading of Shares may reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective. The Fund’s investment strategy is largely unconstrained, and therefore, the Fund is heavily reliant on the Adviser’s ability to manage the Fund’s portfolio.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

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Trading. Although Shares are listed on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single security, such as those of an Underlying Security being halted or a market wide closure, settlement prices for such contracts will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

ETP Risks. In addition to ETFs, the Fund may invest in a variety of other exchange-traded products (ETPs), which include, but are not limited to, closed-end funds, partnerships, commodity pools, or trusts, all of which are traded on securities exchanges. ETPs, including ETFs and closed-end funds, are traded like stocks at market prices, which may deviate from their net asset value (NAV), resulting in prices that are either higher (a premium) or lower (a discount) than their NAV.

ETPs typically aim to track the performance of certain market segments or indices, although some may be actively managed. These products incur operational expenses, such as advisory and management fees, which are shared among their investors. When the Fund invests in these products, it not only bears its own operational expenses but also incurs a proportional share of the expenses of the ETP.

Since ETPs are traded on the market, their prices can differ from their NAV. This may result in trading prices that reflect a premium or discount relative to the NAV. The risks associated with these investments typically reflect those of the underlying assets they track. However, potential liquidity issues in these products might lead to greater volatility compared to the underlying securities. Moreover, due to their associated expenses, investing in ETPs can be more costly than direct investment in their underlying assets.

Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Securities. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

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Market Capitalization Risk.

○	Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

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Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.

○	Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

○	Micro-Capitalization Investing. Micro-capitalization companies often have limited product lines, narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including companies which are considered small- or mid-capitalization. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

Newer Fund Risk. The Fund is a recently organized management investment company with a limited operating history. As a result, prospective investors only have a limited track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund, Adviser, and Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Sector Risk. The Adviser may allocate more of the Fund’s investments to a particular sector or sectors in the market. If the Fund invests a significant portion of its total assets in certain sectors, its investment portfolio will be more susceptible to the financial, economic, business, and political developments that affect those sectors.

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Tax Risk. The Fund intends to elect and to qualify each year to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of stocks, options and other derivatives it holds with respect to any one issuer is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in such stocks, options and derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Performance

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the Fund’s website at www.yieldmaxetfs.com.

Management

Investment Adviser: Tidal Investments LLC serves as investment adviser to the Fund.

Portfolio Managers:

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Jay Pestrichelli, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2025.

Scott Snyder, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since February of 2026.

Quinn Berry, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since February of 2026.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (APs) (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

Information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and the median bid-ask spreads can be found on the Fund’s website at www.yieldmaxetfs.com.

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Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless an investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND

Investment Objective

The primary investment objective of the YieldMax® Ultra Short Option Income Strategy ETF (the “Fund”) is to seek current income. The Fund’s secondary investment objective is to seek inverse (opposite) exposure to the share price of select U.S. listed securities, subject to a limit on potential investment gains.

An investment objective is fundamental if it cannot be changed without the consent of the holders of a majority of the outstanding Shares. The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore the Fund’s investment objective may be changed without the consent of that Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of Tidal Trust II (the “Trust”) and at least 60 days’ written notice to shareholders.

Principal Investment Strategies

Underlying Securities in which the Fund may seek inverse exposure include any securities that are listed on a U.S. national securities exchange. While the Fund’s primary focus is to have exposure to U.S. listed common stock of companies, the Fund has flexibility to have exposure to other types of U.S. listed securities, including, without limitation, preferred stocks, real estate investment trusts (“REITs”), master limited partnerships (“MLPs”), American Depositary Receipts (“ADRs”), ETFs, closed-end funds, and exchange-traded investment products that are not investment companies registered under the 1940 Act (such as Exchange Traded Notes (“ETNs”) and exchange-traded pooled investment vehicles that invest in commodities or currency (“ETPs”)). Please see the Fund’s SAI for a description of the risks associated with those investments.

The Fund will likely engage in active and frequent trading of Underlying Securities and options contracts. The frequency with which the Fund shorts Underlying Securities or adjusts its options positions will vary, depending on market conditions. The Fund will conduct regular reviews of its portfolio holdings, at least once a month, to determine whether one or more of its Options Strategies should be increased, decreased, or eliminated and whether any such strategy should be implemented on any new Underlying Securities (or ETF that would otherwise be eligible to be an Underlying Security). It is expected that most of the Fund’s Options Strategies will be held for less than one year, and therefore, gains, if any, are likely to be subject to short-term capital gains taxes.

The Fund intends to maintain its Options Strategies through the use of options contracts. As the options contracts it holds are traded, exercised or expire, it may enter into new options contracts, a practice referred to as “rolling.” The Fund’s practice of rolling options may result in high portfolio turnover.

Options Terminology

The Fund’s options contracts are based on the share prices of the corresponding Underlying Securities or substitute ETFs (as described above)(“Underlying Assets”), which gives the Fund the right or obligation to receive or deliver shares of the Underlying Assets on the expiration date of the applicable option contract in exchange for the stated strike price, depending on whether the option contract is a call option or a put option, and whether the Fund purchases or sells the option contract.

●	In general, an option contract gives the purchaser of the option contract the right to purchase (for a call option) or sell (for a put option) the underlying asset (like shares of the Underlying Assets) at a specified price (the “strike price”).
●	If exercised, an option contract obligates the seller to deliver shares (for a sold or “short” call) or buy shares (for a sold or “short” put) of the underlying asset at a specified price (the “strike price”).
●	Options contracts must be exercised or traded to close within a specified time frame, or they expire.
●	A traditional covered options strategy is an investment strategy where an investor (the Fund) sells a put option on an underlying asset it is short on, thereby creating a covered position because the Fund holds a short position in the underlying asset.
●	A synthetic covered options strategy is similar to a traditional covered options strategy in that the investor sells a put option that is based on the share price of the underlying asset. However, in a synthetic covered options strategy, the investor (the Fund) does not hold a direct short position in the underlying asset, but rather seeks to synthetically replicate 100% of the inverse price movements of the underlying asset through the use of various options contracts.

Options Strategies

As noted above under the Fund’s principal investment strategy disclosures, the Fund is managed using various options strategies. The following describes the options strategies that the Adviser plans to implement at various times to manage the Fund’s assets.

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The Fund’s options strategies will be “covered,” meaning that any options strategy implemented will involve Underlying Securities to which the Fund has short exposure, either directly or synthetically. For Options Strategies involving ETFs that are not Underlying Securities, the Fund will implement inherently covered options strategies, such as credit spreads. Being “covered” in the Fund’s options strategies limits potential losses and ensures risk is managed within defined parameters. Each strategy uses a protective mechanism—such as holding short positions, purchasing offsetting options, or maintaining sufficient cash—to cap downside risk while generating options premiums or benefiting from market movements.

To achieve synthetic short exposure to an underlying security, the Fund will buy the underlying security’s put options and, simultaneously, sell the underlying security’s call options to try to replicate the inverse (opposite) price movements of an underlying security. The put options purchased by the Fund and the call options sold by the Fund will generally have six-month to one-year terms and strike prices that are approximately equal to then-current share price of an underlying security at the time the contracts are purchased and sold, respectively. The combination of the long put options and sold call options provides the Fund with investment exposure equal to approximately -100% of an underlying security for the duration of the applicable options exposure.

1. Selling Puts

Strategy Overview: Selling puts involves writing put options on a security to which the Fund has short exposure, aiming to generate options premiums. This strategy profits if the security’s share price remains above the strike price.

●	Market Movement Scenarios:

1.	Security Decreases in Value: If the security’s share price falls below the strike price, the Fund will gain in value but only down to the strike and not gain if the security continues to drop below the strike price plus the value of the premium received from the sale of the put

2.	Security Remains the Same: If the security’s share price remains the same, the put option might expire worthless. However, to avoid the risk of assignment and to manage uncovered risk, the Fund will generally close out the option for a nominal amount (e.g., $0.01) rather than allowing it to expire. In any case, the Fund retains the premium received as profit.

3.	Security Increases in Value: If the security’s share price increases, the put option will expire worthless, and the Fund keeps the premium received as profit.

2. Selling Credit Spreads

Strategy Overview: Selling credit spreads involves writing a put option at one strike price and buying another put option at a lower strike price or writing a call option at one strike price and buying another call option at a higher strike price. This strategy limits the potential loss compared to selling an option outright by capping it at the difference between the strike prices minus the net premium received.

●	Market Movement Scenarios (Put Example):

1.	Security increases in Value: If the security’s share price increases, both options will expire worthless, and the Fund keeps the net premium received as profit.

2.	Security Remains the Same: If the security’s share price remains the same, both options will expire worthless, and the Fund keeps the net premium received as profit.

3.	Security decreases in Value: If the security’s share price decreases below the higher strike price, the Fund fully participates to the short strike, keeps the premium sold, but is capped at that point.

●	Market Movement Scenarios (Call Example):

1.	Security Increases in Value: If the security’s share price rises above the higher strike price, the Fund’s loss is capped at the difference between the strike prices minus the net premium received. Between strikes the Fund loses the difference between the security’s share price and the lower strike.

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2.	Security Remains the Same: If the security’s share price remains the same, both options will expire worthless, and the Fund keeps the net premium received as profit.

3.	Security Decreases in Value: If the security’s share price decreases, both options will expire worthless, and the Fund keeps the net premium received as profit.

3. Selling Diagonal Put Spreads

Strategy Overview: Selling diagonal put spreads involves selling a put option with a nearer expiration date and buying a put option with a later expiration date at a different strike price. This strategy aims to benefit from the time decay (see below) of the nearer-term option.

●	Time decay is the reduction in an option’s value as the time to its expiration date approaches. An option’s decay accelerates as its expiration date gets closer because there is less time for an investor to earn a profit from that option.

Market Movement Scenarios: Due to the vast number of potential scenarios—such as fluctuations in stock prices, varying strike prices, and different expiration dates—it is impractical to describe every possible outcome in detail. Simple examples may not fully capture the strategy’s complexity. The profitability, if any, of a diagonal put spread can be influenced by factors including the magnitude and direction of price movements, changes in implied volatility, and other market conditions.

The Fund may sell diagonal put spreads when the Adviser has a neutral to moderately bearish outlook on an underlying security over the short term but anticipates a more pronounced price decline over a longer horizon. By selling a nearer-term put option with a higher strike price and buying a longer-term put option with a lower strike price, the Fund seeks to profit from the near-term decay in the option’s premium while hedging against the risk of a more substantial downturn in the future. Additionally, changes in implied volatility may enhance the value of the longer-dated option, further influencing the spread’s overall profitability.

4. Cash-Secured Call Selling

Strategy Overview: Cash-secured call selling involves selling call options while holding enough cash to margin the short security at the strike price if assigned. This strategy generates options premiums.

Market Movement Scenarios:

1.	Security Decreases in Value: If the security’s share price decreases, the call option will expire worthless, and the Fund keeps the premium received.

2.	Security Remains the Same: If the security’s share price remains the same, the call option will expire worthless, and the Fund keeps the premium received.

3.	Security Increases in Value: If the security’s share price increases, the Fund may be assigned the security at the strike price, but the Fund effectively sells it short at a lower net price due to the premium received.

5. Selling Calendar Put Spreads

Strategy Overview: Selling calendar put spreads involves selling a short-term option and buying a longer-term option at the same strike price. This strategy benefits from the faster time decay of the short-term option.

Market Movement Scenarios: Due to the vast number of potential scenarios—such as fluctuations in stock prices, varying strike prices, and different expiration dates—it is impractical to describe every possible outcome in detail. Simple examples may not fully capture the strategy’s complexity. The profitability, if any, of a calendar put spread can be influenced by factors including the magnitude and direction of price movements, changes in implied volatility, and other market conditions.

The Fund may sell calendar put spreads when the Adviser has a neutral outlook on an underlying security in the short term but anticipates limited price movement over the near term. By selling a nearer-term put option and simultaneously purchasing a longer-term put option with the same strike price, the Fund seeks to capitalize on the accelerated time decay of the short-term option premium while maintaining downside protection through the longer-term option. This strategy may prove effective when the underlying security is expected to remain range-bound in the short term, as the rapid decay of the front-month option increases the potential for profitability. Changes in implied volatility may also affect the spread, as decreases in volatility could enhance the value of the position by further accelerating the decay of the short-term option.

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Supplemental Options Strategy (Debit and Credit Spreads)

In concert with one or more the foregoing Options Strategies, the Fund may buy call or put spreads, known as debit spreads, and/or, sell call or put spreads, known as credit spreads. Although these transactions do not directly generate income, the Adviser may use them strategically with the other Options Strategies to offset margin requirements and enhance overall income potential. The Fund may also use a debit call spread to hedge its short position during periods of elevated uncertainty, providing protection against unexpected price increases in the underlying security. The Fund may “leg into” these spreads by entering the spread in stages, starting with an initial position and later adding the second leg. For example, the Adviser may use debit spreads instead of covering a worthless put. In this case, the Fund would enter a put spread with a lower strike put, thereby increasing the Fund’s potential for gains from its short exposure while maintaining the cost efficiency of the position.

There is no guarantee that the Fund’s investment strategy will be properly implemented, and an investor may lose some or all of its investment.

Options Premiums – Income/Return of Capital

Receipt of an option premium does not always represent income. Depending on whether the transaction as a whole results in a gain or loss, such amounts may be treated for accounting or tax purposes as income or as a return of capital (“ROC”). ROC represents a return of a shareholder’s own invested capital and does not reflect traditional income such as dividends or interest. A portion (sometimes a significant portion) of the Fund’s cash distributions may be classified as ROC, which generally refers to the portion of a distribution that represents a return of the original investment (principal) rather than income or profit. Accordingly, such distributions do not necessarily reflect traditional income or yield, and receipt of an option premium could ultimately result in a net loss on the transaction if offset by subsequent closing transactions, exercise or settlement.

Exchange Traded Options Portfolio

The Fund will purchase and sell a combination of call and put exchange traded options contracts. FLEX options are customized options contracts that trade on an exchange but provide investors with the ability to customize key contract terms like strike price, style and expiration date while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of “over-the-counter” (“OTC”) options positions. Like traditional exchange-traded options, FLEX Options are guaranteed for settlement by the OCC, a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts.

The FLEX options in which the Fund may invest are all European style options (options that are exercisable only on the expiration date). As of the date of this prospectus, the FLEX options are generally listed on the Chicago Board Options Exchange.

Manager of Managers Structure

The Fund and the Adviser have received exemptive relief from the SEC permitting the Adviser (subject to certain conditions and the approval of the Board) to change or select new unaffiliated sub-advisers without obtaining shareholder approval. The relief also permits the Adviser to materially amend the terms of agreements with an unaffiliated sub-adviser (including an increase in the fee paid by the Adviser to the unaffiliated sub-adviser (and not paid by the Fund)) or to continue the employment of an unaffiliated sub-adviser after an event that would otherwise cause the automatic termination of services with Board approval, but without shareholder approval. Shareholders will be notified of any unaffiliated sub-adviser changes. The Adviser has the ultimate responsibility, subject to oversight by the Board, to oversee a sub-adviser and recommend their hiring, termination and replacement. The exemptive relief applies to sub-advisers that are either wholly owned by the Adviser or its parent company, as well as to unaffiliated advisers, including those whose affiliation arises solely from their sub-advisory relationship.

Investments by Registered Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. However, registered investment companies are permitted to invest in other investment companies beyond the limits set forth in Section 12(d)(1) in recently adopted rules under the 1940 Act, subject to certain conditions. The Fund may rely on Rule 12d1-4 of the 1940 Act, which provides an exemption from Section 12(d)(1) that allows the Fund to invest beyond the limits set forth in Section 12(d)(1) if the Fund satisfies certain conditions specified in Rule 12d1-4, including, among other conditions, that the Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company).

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Principal Risks of Investing in the Fund

There can be no assurance that the Fund will achieve its investment objective. The following information is in addition to, and should be read along with, the description of the Fund’s principal investment risks in the section titled “Fund Summary— Principal Investment Risks” above. Following the Fund-specific underlying security risks, the remaining principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Derivatives Risk. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; the possible default of the other party to the transaction; and illiquidity of the derivative investments. Use of derivatives could also result in a loss if the counterparty to the transaction does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. This risk may be greater during volatile market conditions. Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the OTC markets) or the availability of counterparties becomes limited for a period of time. In addition, the presence of speculators in a particular market could lead to price distortions.

Certain of the Fund’s transactions in derivatives could also affect the amount, timing, and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. The value of the options contracts in which the Fund invests are substantially influenced by the value of the applicable underlying securities. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. The options held by the Fund are exercisable at the strike price on their expiration date. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in the values of options contracts and the reference asset, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. The Fund may also write call and put options, which includes the risk that the underlying instrument appreciates or depreciates sufficiently over the period to offset the net premium received by the Fund for the written option, resulting in a loss to the Fund. Additionally, to the extent the Fund maintains as the Fund intends to continuously maintain indirect exposure to an the Underlying Security through the use of options contracts, as the options contracts it holds are exercised or expire it will enter into new options contracts, a practice referred to as “rolling.” If the expiring options contracts do not generate proceeds enough to cover the cost of entering into new options contracts, the Fund may experience losses.

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Distribution Risk. The Fund seeks to provide weekly cash distributions. There is no assurance that the Fund will make a distribution in any given week. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. By paying out higher annual capital gain distributions, investors may be subjected to increased capital gains taxes. Additionally, there may be brokerage costs or taxable gains or losses that may be imposed on the Fund in connection with a cash redemption that may not have occurred if the Fund had made a redemption in-kind. These costs could decrease the value of the Fund to the extent they are not offset by a transaction fee payable by an AP.

Costs of Buying or Selling Shares. Buying or selling Shares involves certain costs, including brokerage commissions, other charges imposed by brokers, and bid-ask spreads. The bid-ask spread represents the difference between the price at which an investor is willing to buy Shares and the price at which an investor is willing to sell Shares. The spread varies over time based on the Shares’ trading volume and market liquidity. The spread is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Due to the costs of buying or selling Shares, frequent trading of Shares may reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as the Exchange, and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single security, such as those of an Underlying Security being halted or a market wide closure, settlement prices for such contracts will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

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ETP Risks. In addition to ETFs, the Fund may invest in a variety of other exchange-traded products (ETPs), which include, but are not limited to, closed-end funds, partnerships, commodity pools, or trusts, all of which are traded on securities exchanges. ETPs, including ETFs and closed-end funds, are traded like stocks at market prices, which may deviate from their net asset value (NAV), resulting in prices that are either higher (a premium) or lower (a discount) than their NAV.

ETPs typically aim to track the performance of certain market segments or indices, although some may be actively managed. These products incur operational expenses, such as advisory and management fees, which are shared among their investors. When the Fund invests in these products, it not only bears its own operational expenses but also incurs a proportional share of the expenses of the ETP. Since ETPs are traded on the market, their prices can differ from their NAV. This may result in trading prices that reflect a premium or discount relative to the NAV. The risks associated with these investments typically reflect those of the underlying assets they track. However, potential liquidity issues in these products might lead to greater volatility compared to the underlying securities. Moreover, due to their associated expenses, investing in ETPs can be more costly than direct investment in their underlying assets.

Hedging Strategy Risks. The Fund’s hedging techniques may not be effective in all scenarios and may not fully offset losses from the Fund’s options premium generations strategy. Options and underlying ETFs used by the Fund to seek to mitigate market volatility risks may not perform as intended. There can be no assurance that the Fund’s hedging strategy will be effective. It may expose the Fund to losses to which it would not have otherwise been exposed if did not employ hedging.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the securities in its portfolio. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Leverage Risk. As part of the Fund’s principal investment strategies, the Fund may employe options strategies that provide the economic effect of financial leverage by creating additional investment exposure to the inverse of the Underlying Security(ies), as well as the potential for greater loss. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Underlying Securities. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Market Capitalization Risk.

○	Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

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○	Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.

○	Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

○	Micro-Capitalization Investing. Micro-capitalization companies often have limited product lines, narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including companies which are considered small- or mid-capitalization. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

NAV Erosion Risk Due to Distributions. If the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date (i.e., the date by which one needs to own a dividend-paying stock in order to receive the upcoming dividend payment). The repeated payment of distributions, if any, by the Fund may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Newer Fund Risk. The Fund is a recently organized management investment company with a limited operating history. As a result, prospective investors only have a limited track record or history on which to base their investment decisions. There can be no assurance that the Fund will grow to or maintain an economically viable size.

Non-Diversification Risk. Because the Fund is “non-diversified,” the Fund may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase the Fund’s volatility and have a greater impact on the Fund’s performance.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Fund’s investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Sector Risk. The Adviser may allocate more of the Fund’s investments to a particular sector or sectors in the market. If the Fund invests a significant portion of its total assets in certain sectors, its investment portfolio will be more susceptible to the financial, economic, business, and political developments that affect those sectors.

Shorting Risk. The Fund may enter into a short sale by selling a security it has borrowed (typically from a broker or other institution). If the market price of a security increases after the Fund borrows the security, the Fund will suffer a (potentially unlimited) loss when it replaces the borrowed security at the higher price. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. In addition, the Fund may not always be able to borrow the security at a particular time or at an acceptable price. The Fund may also take a short position synthetically through use of derivatives. Synthetic short positions, achieved through derivatives such as options, additionally expose the Fund to the inherent risks of derivatives (described above). These combined risks can result in greater losses for the Fund than those associated with direct short sales, potentially preventing the Fund from achieving its investment objective.

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Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of stocks, options and other derivatives it holds with respect to any one issuer is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in such stocks, options and derivatives were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

PORTFOLIO HOLDINGS

Information about the Fund’s daily portfolio holdings is available on the Fund’s website at www.yieldmaxetfs.com.

A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI.

MANAGEMENT

Investment Adviser

Tidal Investments LLC (“Tidal” or the “Adviser”), located at 234 West Florida Street, Suite 700, Milwaukee, Wisconsin 53204, is an SEC registered investment adviser and a Delaware limited liability company. Tidal was founded in March 2012 and is dedicated to understanding, researching and managing assets within the expanding ETF universe. As of January 31, 2026, Tidal had assets under management of approximately $50.52 billion and served as the investment adviser for 343 registered funds.

Tidal serves as investment adviser to the Fund and has overall responsibility for the general management and administration of the Fund pursuant to an investment advisory agreement with the Trust, on behalf of the Fund (the “Advisory Agreement”). The Adviser is responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions. The Adviser also arranges for sub-advisory, transfer agency, custody, fund administration, and all other related services necessary for the Fund to operate.

For the services provided to the Fund, the Fund pays the Adviser a unified management fee, which is calculated daily and paid monthly, at an annual rate set forth in the table below based on the Fund’s average daily net assets.

Fund Name	Unitary Management Fee	Unitary Management Fee After Waiver
YieldMax® Ultra Short Option Income Strategy ETF	1.24%	1.14%

The Adviser has contractually agreed to waive its unitary management fee for the Fund (which includes all expenses incurred by the Fund, excluding advisory fees, interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and litigation expenses and other non-routine or extraordinary expenses (collectively, the “Excluded Expenses”)) to 1.14% of the Fund’s average daily net assets through at least February 28, 2027 This agreement may be terminated only by, or with the consent of, the Board of the Trust, on behalf of the Fund, upon sixty (60) days’ written notice to the Adviser. This Agreement may not be terminated by the Adviser without the consent of the Board. The fee waiver is not subject to recoupment.

Under the Advisory Agreement, in exchange for a single unitary management fee from the Fund, the Adviser has agreed to pay all expenses incurred by the Fund except for its management fee and the Excluded Expenses.

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Advisory Agreement

A discussion regarding the basis for the Board’s approval of the Fund’s Advisory Agreement is available in the Fund’s October 31, 2025 Annual Certified Shareholder Report on Form N-CSR.

Portfolio Managers

The following individuals (each, a “Portfolio Manager”) serve as portfolio managers of the Fund and are jointly and primarily responsible for the day-to-day management of the Fund.

Jay Pestrichelli, Portfolio Manager for the Adviser

Mr. Pestrichelli joined the Adviser in 2025 and is Chief Trading Officer of the Adviser’s ETF Trading and Portfolio Management team. Mr. Pestrichelli has over 30 years of experience in the financial markets. Prior to joining the Adviser, Mr. Pestrichelli co-founded ZEGA Financial, LLC (“ZEGA”) where he led the development and execution of ZEGA’s investment strategies since its inception in 2011. He is also the author of the best-selling book “Buy & Hedge: The Five Iron Rules for Investing Over the Long Term.” Prior to founding ZEGA, Mr. Pestrichelli spent 12 years managing and growing the online trading business for TD Ameritrade from 1999 to 2010. Mr. Pestrichelli has a Bachelor degree in Behavioral Science from Concordia College.

Scott Snyder, Portfolio Manager for the Adviser

Mr. Snyder joined the firm in 2025 as SVP of Trading. Mr. Snyder has over 40 years of experience in the financial markets and more specifically in the options market. Mr. Snyder led the trading team at ZEGA before joining Tidal. He started his career in 1983 and for 20 years was an independent market maker on the floor of the CBOE. In 2003 Mr. Snyder joined thinkorswim as Chief Options Strategist for a subsidiary of thinkorswim advisors. Mr. Snyder then helped lead the RIA trading, execution platform support and option education business for TD Ameritrade and then Schwab from 2009-2024.

Quinn Berry, Portfolio Manager for the Adviser

Mr. Berry serves as Portfolio Manager at the Adviser, having joined the firm in January 2025. From August 2023 to December 2024, he was a Trading Manager at ZEGA where he managed option based exchange-traded funds and conducted equity research. He was on the trading desk at SMArtX Advisory Solutions from November 2021 until August 2023 specializing in equity and option execution. Prior to that, he held treasury analyst positions at Pacific Life and Silicon Valley Bank from 2017-2021. Mr. Berry received a Master of Science in Finance from Florida State University in 2015 and a Bachelor of Science in Finance the year prior.

The Fund’s SAI provides additional information about each portfolio manager’s compensation structure, other accounts that each portfolio manager manages, and each portfolio manager’s ownership of Shares.

Fund Supporters

The Adviser, Tidal ETF Services LLC (an affiliate of the Adviser and the Fund’s administrator), ZEGA, Lucania Investments LLC (“Lucania”), and Level ETF Ventures LLC (“Level,” and together with the Adviser, ZEGA and Lucania, the “Supporters” and each a “Supporter”) have entered into a fund support agreement pursuant to which each Supporter has agreed to provide financial support (as described below) to the Fund. Every month, the unitary management fees for the Fund are calculated and paid to the Adviser, and the Adviser retains a portion of the unitary management fees. In return for its financial support for the Fund, the Adviser has agreed to pay each Supporter a portion of any remaining profits generated by the unitary management fees. If the amount of the unitary management fees exceeds the Fund’s operating expenses and the Adviser-retained amounts, that excess amount is considered “remaining profit.” In that case, the Adviser will pay a portion of the remaining profits to the Supporters. Further, if the amount of the unitary management fees for the Fund is less than the Fund’s operating expenses and the Adviser-retained amounts, each Supporter is obligated to reimburse the Adviser for a portion of the shortfall.

HOW TO BUY AND SELL SHARES

The Fund issues and redeems Shares only in Creation Units at the NAV per share next determined after receipt of an order from an AP. Only APs may acquire Shares directly from the Fund, and only APs may tender their Shares for redemption directly to the Fund at NAV. APs must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor (defined below), and that has been accepted by the Fund’s transfer agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

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In order to purchase Creation Units of the Fund, an AP must generally deposit a designated portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash. Purchases and redemptions of Creation Units primarily with cash, rather than through in-kind delivery of portfolio securities, may cause the Fund to incur certain costs. These costs could include brokerage costs or taxable gains or losses that it might not have incurred if it had made redemption in-kind. These costs could be imposed on the Fund, and thus decrease the Fund’s NAV, to the extent that the costs are not offset by a transaction fee payable by an AP. Most investors buy and sell Shares in secondary market transactions through brokers. Individual Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares, and receive less than NAV when you sell those Shares.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” through your brokerage account.

Frequent Purchases and Redemptions of Shares

The Fund does not impose any restrictions on the frequency of purchases and redemptions of Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by the Fund’s shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly with the Fund, are an essential part of the ETF process and help keep Share trading prices in line with the NAV. As such, the Fund accommodates frequent purchases and redemptions by APs. However, the Board has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains. To minimize these potential consequences of frequent purchases and redemptions, the Fund employs fair value pricing and may impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Fund and the Adviser reserve the right to reject any purchase order at any time.

Determination of Net Asset Value

The Fund’s NAV is calculated as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time, each day the NYSE is open for regular business. The NAV for the Fund is calculated by dividing the Fund’s net assets by its Shares outstanding.

In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. If such information is not available for a security or other asset held by the Fund or is determined to be unreliable, the security or other asset will be valued at fair value estimates under guidelines established by the Adviser (as described below).

The Fund values exchange-traded options at the composite mean price, calculated as the average of the highest bid and lowest ask prices across the exchanges on which the option is principally traded.

Fair Value Pricing

The Board has designated the Adviser as the “valuation designee” for the Fund under Rule 2a-5 of the 1940 Act, subject to its oversight. The Adviser has adopted procedures and methodologies, which have been approved by the Board, to fair value Fund investments whose market prices are not “readily available” or are deemed to be unreliable. For example, such circumstances may arise when: (i) an investment has been delisted or has had its trading halted or suspended; (ii) an investment’s primary pricing source is unable or unwilling to provide a price; (iii) an investment’s primary trading market is closed during regular market hours; or (iv) an investment’s value is materially affected by events occurring after the close of the investment’s primary trading market. Generally, when fair valuing an investment, the Adviser will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the investment, general and/or specific market conditions, and the specific facts giving rise to the need to fair value the investment. Fair value determinations are made in good faith and in accordance with the fair value methodologies included in the Adviser-adopted valuation procedures. The Adviser will fair value Fund investments whose market prices are not “readily available” or are deemed to be unreliable. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the Adviser will be able to obtain the fair value assigned to the investment upon the sale of such investment.

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Delivery of Shareholder Documents – Householding

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

The Fund intends to pay out dividends and interest income, if any, on a weekly basis, and distribute any net realized capital gains to its shareholders at least annually.

The Fund will declare and pay income and capital gain distributions, if any, in cash. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

Taxes

The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Shares, including the possible application of foreign, state, and local tax laws.

The Fund intends to qualify each year for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended. If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged account, such as an IRA plan, you need to be aware of the possible tax consequences when the Fund makes distributions, when you sell your Shares listed on the Exchange, and when you purchase or redeem Creation Units (institutional investors only).

The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this Prospectus. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Taxes on Distributions. For federal income tax purposes, distributions of net investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of net capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned their Shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.

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Distributions reported by the Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided certain holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from the Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations. Given the investment strategy of the Fund it is unlikely that there will be any qualified dividend income.

Shortly after the close of each calendar year, you will be informed of the character of any distributions received from the Fund.

In addition to the federal income tax, certain individuals, trusts, and estates may be subject to a Net Investment Income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale or redemption of shares of the Fund is includable in such shareholder’s investment income for purposes of this NII tax.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).

You may wish to avoid investing in the Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable even though it may economically represent a return of a portion of your investment.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by the Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold a generally nonrefundable 30% tax on distributions of net investment income paid to (a) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its account holders, among other items (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement between the United States and the foreign financial institution’s country of residence), and (b) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items. This FATCA withholding tax could also affect the Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

For foreign shareholders to qualify for an exemption from backup withholding, described above, the foreign shareholder must comply with special certification and filing requirements. Foreign shareholders in the Fund should consult their tax advisors in this regard.

Taxes When Shares are Sold on the Exchange

Any capital gain or loss realized upon a sale of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. Any loss realized on a sale will be disallowed to the extent Shares are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of substantially identical Shares.

Taxes on Purchases and Redemptions of Creation Units

An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging AP’s aggregate basis in the securities delivered plus the amount of any cash paid for the Creation Units. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging AP’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The IRS may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an AP who does not mark-to-market their holdings) or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

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Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if Shares comprising the Creation Units have been held for more than one year and as a short-term capital gain or loss if such Shares have been held for one year or less.

The Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. The Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.

Important Tax Considerations When Purchasing Fund Shares

If you are investing through a taxable account, you should carefully consider the timing of your investment relative to the Fund’s distribution schedule. Purchasing Fund shares shortly before a distribution may increase your tax liability, a situation commonly referred to as “buying a dividend.”

When the Fund makes a distribution, its share price typically drops by an amount roughly equal to the distribution. As a hypothetical example, if you invest $5,000 to purchase 250 shares at $20 per share on December 15, and the Fund pays a $1 per share distribution on December 16, the share price would adjust to $19 (ignoring market fluctuations). Although your total investment value remains $5,000 (250 shares × $19 in share value plus 250 shares × $1 distribution), you would owe taxes on the $250 distribution, even if you reinvest the distribution rather than receiving it in cash.

Distributions are taxable to shareholders even if they are paid from income or gains realized by the Fund before you invested, and even if they were reflected in the purchase price of the shares. Consequently, you may incur taxes on income or gains that accrued before your investment, without corresponding benefit.

Unless you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement plan, you may wish to avoid purchasing Fund shares shortly before a distribution. You can minimize the potential tax impact by reviewing the Fund’s distribution schedule prior to investing. Information about the Fund's distribution schedule can be found on the Fund’s website at www. yieldmaxetfs.com.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to foreign, state and local tax on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section entitled “Federal Income Taxes” in the SAI.

DISTRIBUTION

Foreside Fund Services, LLC (the “Distributor”), the Fund’s distributor, is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for the Fund on an agency basis and does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 190 Middle Street, Suite 301, Portland, Maine 04101.

The Board has adopted a Distribution (Rule 12b-1) Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to pay distribution fees for the sale and distribution of its Shares.

No Rule 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of assets of the Fund on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

PREMIUM/DISCOUNT INFORMATION

Information regarding how often Shares of the Fund have traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found on the Fund’s website at www.yieldmaxetfs.com.

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ADDITIONAL NOTICES

Shares are not sponsored, endorsed, or promoted by the Exchange. The Exchange is not responsible for, nor has it participated in the determination of, the timing, prices, or quantities of Shares to be issued, nor in the determination or calculation of the equation by which Shares are redeemable. The Exchange has no obligation or liability to owners of Shares in connection with the administration, marketing, or trading of Shares.

Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

The Adviser, ZEGA, Lucania, Level and the Fund make no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly.

The Third Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”) provides a detailed process for the bringing of derivative or direct actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the Fund’s Trustees. The Declaration of Trust details various information, certifications, undertakings and acknowledgments that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. The Declaration of Trust further provides that shareholders owning Shares representing no less than a majority of the Fund’s outstanding shares must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Fund in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration of Trust, the shareholders bringing the action may be responsible for the Fund’s costs, including attorneys’ fees, if a court determines that the action was brought without reasonable cause or for an improper purpose. The Declaration of Trust provides that no shareholder may bring a direct action claiming injury as a shareholder of the Trust, or any Fund, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of the Fund, unless the shareholder has suffered an injury distinct from that suffered by the shareholders of the Trust, or the Fund, generally. Under the Declaration of Trust, a shareholder bringing a direct claim must be a shareholder of the Fund with respect to which the direct action is brought at the time of the injury complained of or have acquired the shares afterwards by operation of law from a person who was a shareholder at that time. The Declaration of Trust further provides that the Fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the Fund is obligated to pay shall be calculated using reasonable hourly rates. These provisions do not apply to claims brought under the federal securities laws.

The Declaration of Trust also requires that actions by shareholders against the Fund be brought exclusively in a federal or state court located within the State of Delaware. This provision will not apply to claims brought under the federal securities laws. Limiting shareholders’ ability to bring actions only in courts located in Delaware may cause shareholders economic hardship to litigate the action in those courts, including paying for travel expenses of witnesses and counsel, requiring retaining local counsel, and may limit shareholders’ ability to bring a claim in a judicial forum that shareholders find favorable for disputes, which may discourage such actions.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the Fund’s periods shown. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Certified Shareholder Report on Form N-CSR, which is available upon request.

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		INVESTMENT OPERATIONS:				LESS DISTRIBUTIONS FROM:

For the periods ended	Net asset value, beginning of periods	Net investment income (loss)(a)	Net realized and unrealized gain (loss) on investments(b)	Total from investment operations	Net investment income	Net realized gains	Return of capital	Total distributions

YieldMax Ultra Short Option Income Strategy ETF
10/31/2025(rr)	$50.00	0.18	(7.51)	(7.33)	(0.16)	—	(5.22)	(5.38)

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CAPITAL TRANSACTIONS:			SUPPLEMENTAL DATA AND RATIOS:

ETF transaction fees per share	Net asset value, end of periods	Total return(c)	Net assets, end of periods (in thousands)	Ratio of expenses to average net assets before expense reimbursement / recoupment(d)(e)	Ratio of expenses to average net assets after expense reimbursement / recoupment(d)	Ratio of interest and tax expense to average net assets(d)(e)	Ratio of operational expenses to average net assets excluding interest and tax expense(d)(e)	Ratio of net investment income (loss) to average net assets(d)(e)	Portfolio turnover rate(c)(f)

YieldMax Ultra Short Option Income Strategy ETF
0.01	$37.30	-15.12%	$20,517	1.35%	1.25%	0.11%	1.14%	2.29%	—%

(a)	Net investment income per share has been calculated based on average shares outstanding during the periods.
(b)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Ratios do not include the income and expenses of the underlying funds in which the Fund invests.
(f)	Portfolio turnover rate excludes in-kind transactions.
(rr)	Inception date of the Fund was August 20, 2025.

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YieldMax® ETFs

YieldMax® Ultra Short Option Income Strategy ETF (SLTY)

Adviser	Tidal Investments LLC 234 West Florida Street, Suite 700 Milwaukee, Wisconsin 53204	Administrator	Tidal ETF Services LLC 234 West Florida Street, Suite 700 Milwaukee, Wisconsin 53204
Distributor	Foreside Fund Services, LLC 190 Middle Street, Suite 301 Portland, Maine 04101	Sub-Administrator, Fund Accountant, and Transfer Agent	U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, Wisconsin 53202
Legal Counsel	Sullivan & Worcester LLP 1251 Avenue of the Americas New York, New York 10020	Custodian	U.S. Bank National Association 1555 North Rivercenter Drive Milwaukee, Wisconsin 53212
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1835 Market Street, Suite 310 Philadelphia, PA 19103

Investors may find more information about the Fund in the following documents:

Statement of Additional Information: The Fund’s SAI provides additional details about the investments of the Fund and certain other additional information. A current SAI dated February 27, 2026, as supplemented from time to time, is on file with the SEC and is herein incorporated by reference into this Prospectus. It is legally considered a part of this Prospectus.

Annual/Semi-Annual Reports: Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance after the first fiscal year the Fund is in operation. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

You can obtain free copies of these documents, when available, request other information or make general inquiries about the Fund by contacting the Fund at the YieldMax® Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri 64121-9252 or calling (866) 864-3968.

Shareholder reports and other information about the Fund are also available:

●	Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or

●	Free of charge from the Fund’s Internet website at www.yieldmaxetfs.com; or

●	For a fee, by e-mail request to publicinfo@sec.gov.

The SAI and other information are also available from a financial intermediary (such as a broker-dealer or bank) through which the Fund’s shares may be purchased or sold.

(SEC Investment Company Act File No. 811-23793)

YieldMax® Ultra Short Option Income Strategy ETF (SLTY)

listed on NYSE Arca, Inc

STATEMENT OF ADDITIONAL INFORMATION

February 27, 2026

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus for the YieldMax® Ultra Short Option Income Strategy ETF (the “Fund”), a series of Tidal Trust II (the “Trust”), dated February 27, 2026, as may be supplemented from time to time (the “Prospectus”). Capitalized terms used in this SAI that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge, by calling the Fund at (866) 864-3968, visiting www.yieldmaxetfs.com or writing to the Fund at the YieldMax® Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri 64121-9252.

The Fund’s audited financial statements for the most recent fiscal year is incorporated into this SAI by reference to the Fund’s most recent Annual Certified Shareholder Report on Form N-CSR (File No. 811-23793). A copy of the Fund’s annual Certified Shareholder Report may be obtained at no charge by contacting the Fund at the address or phone number noted above.

GENERAL INFORMATION ABOUT THE TRUST

The Trust is an open-end management investment company consisting of multiple series, including the YieldMax® Ultra Short Option Income Strategy ETF (the “Fund”). This SAI relates to the Fund. The Trust was organized as a Delaware statutory trust on January 13, 2022. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (together with the rules and regulations adopted thereunder, as amended, the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Trust is governed by its Board of Trustees (the “Board”). Tidal Investments LLC (“Tidal” or the “Adviser”) serves as investment adviser to the Fund.

The Fund offers and issues Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). The Fund generally offers and issues Shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. Shares are listed on NYSE Arca, Inc. (the “Exchange”). Shares trade on the Exchange at market prices that may differ from the Shares’ NAV. Shares are also redeemable only in Creation Unit aggregations, primarily for a basket of Deposit Securities together with a Cash Component. As a practical matter, only institutions or large investors, known as “Authorized Participants” or “APs,” purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not individually redeemable.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the value of the missing Deposit Securities, as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, POLICIES, AND RELATED RISKS

The Fund’s investment objective and principal investment strategies are described in the Prospectus. The following information supplements, and should be read in conjunction with, the Prospectus. For a description of certain permitted investments, see “Description of Permitted Investments” in this SAI.

With respect to the Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.

Non-Diversification

The Fund is classified as a non-diversified investment company under the 1940 Act’s diversification requirements. A “non-diversified” classification means that the Fund is not limited by the 1940 Act’s diversification restrictions with regard to the percentage of its assets that may be invested in the securities of a single issuer. This means that the Fund may invest a greater portion of its assets in the securities of a single issuer or a small number of issuers than if it was a diversified fund, and therefore, those issuers may constitute a greater portion of the Fund’s portfolio. This may have an adverse effect on the Fund’s performance or subject its Shares to greater price volatility than more diversified investment companies. Moreover, in pursuing its objective, the Fund may hold the securities of a single issuer in an amount exceeding 10% of the value of the outstanding securities of the issuer, subject to restrictions imposed by the Internal Revenue Code of 1986, as amended (the “Code”).

Although the Fund is non-diversified for purposes of the 1940 Act, the Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the Code, and to relieve the Fund of any liability for federal income tax to the extent that their earnings are distributed to shareholders. Compliance with the diversification requirements of the Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objectives. See “Federal Income Taxes” in this SAI for further discussion.

General Risks

The value of the Fund’s portfolio securities may fluctuate with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular security or issuer and changes in general economic or political conditions. An investor in the Fund could lose money over short or long periods of time.

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There can be no guarantee that a liquid market for the securities held by the Fund will be maintained. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid-ask spreads are wide.

Financial markets, both domestic and foreign, have recently experienced an unusually high degree of volatility. Continuing events and possible continuing market turbulence may have an adverse effect on the performance of the Fund.

Cyber Security Risk. Investment companies, such as the Fund, and their service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Fund or the Adviser, Custodian (defined below), Transfer Agent (defined below), intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and investment practices and the associated risk factors. The Fund will invest in any of the following instruments or engage in any of the following investment practices only if such investment or activity is consistent with the Fund’s investment objective and permitted by the Fund’s stated investment policies. In addition, certain of the techniques and investments discussed in this SAI are not principal strategies of the Fund as disclosed in the Prospectus, and while such techniques and investments are permissible for the Fund to utilize, the Fund is not required to utilize such non-principal techniques or investments.

Borrowing

Under the 1940 Act, the Fund may borrow up to one-third (1/3) of its total assets. The Fund will borrow money only for short-term or emergency purposes. Such borrowing is not for investment purposes and will be repaid by the Fund promptly. Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Equity Securities (Short/Inverse Exposure)

Equity securities, such as the common stocks of an issuer, are subject to stock market fluctuations and may experience volatile changes in value as market conditions, consumer sentiment, or the financial condition of the issuers change. An increase in the value of the equity securities to which the Fund has short (inverse) exposure may cause the value of the Fund’s Shares to decline. Conversely, a decrease in the value of the equity securities to which the Fund has short exposure may cause the value of the Fund’s Shares to rise.

An investment in the Fund should be made with an understanding of the risks inherent in short exposure to equity securities, including the risk that the financial condition of issuers may improve, or the general condition of the stock market may strengthen (either of which may cause an increase in the value of the securities the Fund is short and therefore a decrease in the value of Shares of the Fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions change, which may adversely affect the Fund’s short positions. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic, or banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer compared to the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.

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Common stock values are subject to market fluctuations as long as the common stock remains outstanding, and these fluctuations can lead to gains or losses for the Fund’s short positions.

Types of Equity Securities:

●	Common Stocks: Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. When the Fund takes a short position, it seeks to benefit from declines in the value of common stocks.

●	Preferred Stocks: Preferred stocks are units of ownership in a company and normally have preference over common stock in the payment of dividends and the liquidation of the company. The Fund may take short positions in preferred stocks, which can benefit from decreases in their value.

●	Rights and Warrants: A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued, while warrants give the holder the right to buy a proportionate amount of common stock at a specified price. Short exposure to rights and warrants carries the risk that the value of the underlying common stock may increase, adversely affecting the Fund’s position.

●	Smaller Companies: The securities of small- and mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The Fund’s short exposure to such securities may benefit from declines in their value but could also suffer losses if the prices of these securities rise unexpectedly.

●	Tracking Stocks: The Fund may take short positions in tracking stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company. Short positions in tracking stocks may benefit from declines in the value of the business unit or division, but may be adversely affected by increases in value.

●	When-Issued Securities: A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. The Fund may engage in short sales of when-issued securities, which could be adversely affected if the value of the security rises before settlement.

Short Sales

The Fund may engage in short sales. Short sales are transactions in which the Fund sells an instrument it does not own in anticipation of a decline in the market value of that instrument. To complete a short sale transaction, the Fund must borrow the instrument to make delivery to the buyer. The Fund then is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the instrument was sold by the Fund. Until the instrument is replaced, the Fund is required to pay to the lender amounts equal to any interest or dividends which accrue during the period of the loan. To borrow the instrument, the Fund also may be required to pay a premium, which would increase the cost of the instrument sold. There will also be other costs associated with short sales.

The Fund will incur a loss as a result of the short sale if the price of the instrument increases between the date of the short sale and the date on which the Fund replaces the borrowed instrument. Unlike taking a long position in an instrument by purchasing the instrument, where potential losses are limited to the purchase price, short sales have no cap on maximum loss. The Fund will realize a gain if the instrument declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in an instrument.

Until the Fund replaces a borrowed instrument in connection with a short sale, the Fund will (a) designate on its records as collateral cash or liquid assets at such a level that the designated assets plus any amount deposited with the counterparty as collateral will equal the current value of the instrument sold short or (b) otherwise cover its short position in accordance with applicable law. The amount designated on the Fund’s records will be marked to market daily. This may limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

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There is no guarantee that the Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that the Fund is short an instrument, it is subject to the risk that the lender of the instrument will terminate the loan at a time when the Fund is unable to borrow the same instrument from another lender. If that occurs, the Fund may be “bought in” at the price required to purchase the instrument needed to close out the short position, which may be a disadvantageous price. Thus, there is a risk that the Fund may be unable to fully implement its investment strategy due to a lack of available instruments or for some other reason. It is possible that the market value of the instruments the Fund holds in long positions will decline at the same time that the market value of the instruments the Fund has sold short increases, thereby increasing the Fund’s potential volatility.

The Fund will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. Such transactions also can be subject to the risks discussed under “Derivative Instruments” below.

Foreign Securities and Currencies

The Fund may also take short positions in foreign securities or have indirect exposure to foreign securities. Investing in foreign securities involves certain considerations and risks, including the potential for higher volatility and less publicly available information about foreign issuers. In addition, foreign securities may be subject to different regulations, lower liquidity, and currency fluctuations, which could adversely affect the Fund’s short positions. If the currency of a foreign country appreciates against the U.S. dollar, it may negatively impact the Fund’s short positions in foreign securities.

Emerging markets, in particular, pose additional risks, including political and economic instability, currency devaluations, and restrictions on repatriation of capital. These risks may lead to increased volatility in the prices of securities in these markets, potentially affecting the Fund’s short exposure to foreign equity securities.

Illiquid and Restricted Investments

Pursuant to Rule 22e-4 under the 1940 Act, the Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. The 15% limit is observed continuously.

The Fund may purchase certain restricted securities that can be resold to institutional investors and which may be determined not to be illiquid investments pursuant to the Fund’s liquidity risk management program. In many cases, those securities are traded in the institutional market under Rule 144A under the 1933 Act and are called Rule 144A securities.

Investments in illiquid investments involve more risks than investments in similar securities that are readily marketable. Illiquid investments may trade at a discount from comparable, more liquid investments. Investment of the Fund’s assets in illiquid investments may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund’s operations require cash, such as when the Fund has net redemptions, and could result in the Fund borrowing to meet short-term cash requirements or incurring losses on the sale of illiquid investments.

Illiquid investments are often restricted securities sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, the privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. To the extent privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could be less than those originally paid by the Fund or less than the fair value of the securities. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Private placement investments may involve investments in smaller, less seasoned issuers, which may involve greater risks than investments in more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in private placement securities, the Fund may obtain access to material non-public information, which may restrict the Fund’s ability to conduct transactions in those securities.

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Investment Company Securities

The Fund may invest in the securities of other investment companies, including money market funds and ETFs, subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Investing in another pooled vehicle exposes the Fund to all the risks of that pooled vehicle. If the Fund invests in and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Adviser and the other expenses that the Fund bears directly in connection with its own operations.

Pursuant to Section 12(d)(1), the Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. To the extent allowed by law or regulation, the Fund may invest its assets in securities of investment companies that are money market funds in excess of the limits discussed above.

However, registered investment companies are permitted to invest in other investment companies beyond the limits set forth in Section 12(d)(1), subject to certain conditions. The Fund may rely on Rule 12d1-4 of the 1940 Act, which provides an exemption from Section 12(d)(1) that allows the Fund to invest beyond the stated limits in other registered funds, including ETFs, if the Fund satisfies certain conditions specified in the Rule, including, among other conditions, that the Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company).

The Fund may rely on Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, which provide an exemption from Section 12(d)(1) that allows the Fund to invest all of its assets in other registered funds, including ETFs, if, among other conditions: (1) the Fund, together with its affiliates, acquires no more than three percent of the outstanding voting stock of any acquired fund; and (2) the sales load charged on Shares is no greater than the limits set forth in Rule 2830 of the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Money Market Funds

The Fund may invest in underlying money market funds that either seek to maintain a stable $1 NAV (“stable NAV money market funds”) or that have a share price that fluctuates (“variable NAV market funds”). Although an underlying stable NAV money market fund seeks to maintain a stable $1 NAV, it is possible for the Fund to lose money by investing in such a money market fund. Because the share price of an underlying variable NAV market fund will fluctuate, when the Fund sells the shares it owns, they may be worth more or less than what the Fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund’s liquidity falls below required minimums.

Other Short-Term Instruments

The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service or “A-1” by Standard & Poor’s Financial Services or, if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (vi) short-term U.S. dollar denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

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Derivative Instruments

Generally, derivatives are financial instruments whose value depends on or is derived from, the value of one or more underlying assets, reference rates, or indices or other market factors (a “reference instrument”) and may relate to stocks, bonds, interest rates, credit, currencies, commodities or related indices. Derivative instruments can provide an efficient means to gain or reduce exposure to the value of a reference instrument without actually owning or selling the instrument. Some common types of derivatives include options, futures, forwards and swaps.

Derivative instruments may be used to modify the effective duration of the Fund’s portfolio investments. Derivative instruments may also be used for “hedging,” which means that they may be used when the Adviser seeks to protect the Fund’s investments from a decline in value resulting from changes to interest rates, market prices, currency fluctuations, or other market factors. Derivative instruments may also be used for other purposes, including to seek to increase liquidity, provide efficient portfolio management, broaden investment opportunities (including taking short or negative positions), implement a tax or cash management strategy, gain exposure to a particular security or segment of the market and/or enhance total return. However derivative instruments are used, their successful use is not assured and will depend upon, among other factors, the Adviser’s ability to gauge relevant market movements.

Derivative instruments may be used for the purpose of direct hedging. Direct hedging means that the transaction must be intended to reduce a specific risk exposure of a portfolio security or its denominated currency and must also be directly related to such security or currency. The Fund’s use of derivative instruments may be limited from time to time by policies adopted by the Board or the Adviser.

SEC Rule 18f-4 (“Rule 18f-4” or the “Derivatives Rule”) regulates the ability of the Fund to enter into derivative transactions and other leveraged transactions. The Derivatives Rule defines the term “derivatives” to include short sales and forward contracts, such as TBA transactions, in addition to instruments traditionally classified as derivatives, such as swaps, futures, and options. Rule 18f-4 also regulates other types of leveraged transactions, such as reverse repurchase transactions and transactions deemed to be “similar to” reverse repurchase transactions, such as certain securities lending transactions in connection with which the Fund obtains leverage. Among other things, under Rule 18f-4, the Fund is prohibited from entering into these derivatives transactions except in reliance on the provisions of the Derivatives Rule. The Derivatives Rule establishes limits on the derivatives transactions that the Fund may enter into based on the value-at-risk (“VaR”) of the Fund inclusive of derivatives. The Fund will generally satisfy the limits under the Rule if the VaR of its portfolio (inclusive of derivatives transactions) does not exceed 200% of the VaR of its “designated reference portfolio.” The “designated reference portfolio” is a representative unleveraged index or the Fund’s own portfolio absent derivatives holdings, as determined by the Fund’s derivatives risk manager. This limits test is referred to as the “Relative VaR Test.” If the Fund determines that the Relative VaR Test is not appropriate in light of its strategy, subject to specified conditions, the Fund may instead comply with the “Absolute VaR Test.” The Fund will satisfy the Absolute VaR Test if the VaR of its portfolio does not exceed 20% of the value of the Fund’s net assets.

In addition, among other requirements, Rule 18f-4 requires the Fund to establish a derivatives risk management program, appoint a derivatives risk manager, and carry out enhanced reporting to the Board, the SEC and the public regarding the Fund’s derivatives activities. These new requirements will apply unless the Fund qualifies as a “limited derivatives user,” which the Derivatives Rule defines as a fund that limits its derivatives exposure to 10% of its net assets. It is possible that the limits and compliance costs imposed by the Derivatives Rule may adversely affect the Fund’s performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

Exclusion of Adviser from Commodity Pool Operator Definition. To the extent the Fund invests in “commodity interests” as defined under the Commodity Exchange Act (the “CEA”) the Adviser intend to claim an exclusion from the definition of “commodity pool operator” (“CPO”) and the rules of the Commodities Futures Trading Commission (the “CFTC”) with respect to the Fund. Therefore, neither the Adviser is subject to CFTC registration or regulation as a CPO with respect to the Fund. Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts.

Futures contracts. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference instrument, such as a specific security, currency or commodity, at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying reference instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the underlying reference instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow the Fund to increase or decrease its exposure to the underlying reference instrument without having to buy the actual instrument.

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The underlying reference instruments to which futures contracts may relate include non-U.S. currencies, interest rates, stock and bond indices, and debt securities, including U.S. government debt obligations. In certain types of futures contracts, the underlying reference instrument may be a swap agreement. In most cases the contractual obligation under a futures contract may be offset, or “closed out,” before the settlement date so that the parties do not have to make or take delivery. The closing out of a contractual obligation is usually accomplished by buying or selling, as the case may be, an identical, offsetting futures contract. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying instrument or asset. Although some futures contracts by their terms require the actual delivery or acquisition of the underlying instrument or asset, some require cash settlement.

Futures contracts may be bought and sold on U.S. and non-U.S. exchanges. Futures contracts in the U.S. have been designed by exchanges that have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Futures contracts may also be entered into on certain exempt markets, including exempt boards of trade and electronic trading facilities, available to certain market participants. Because all transactions in the futures market are made, offset or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when they buy or sell futures contracts.

To the extent the Fund invests in futures contracts, the Fund will generally buy and sell futures contracts only on contract markets (including exchanges or boards of trade) where there appears to be an active market for the futures contracts, but there is no assurance that an active market will exist for any particular contract or at any particular time. An active market makes it more likely that futures contracts will be liquid and bought and sold at competitive market prices. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active market will develop or continue to exist.

When the Fund enters into a futures contract, it must deliver to an account controlled by the FCM (that has been selected by the Fund), an amount referred to as “initial margin” that is typically calculated as an amount equal to the volatility in market value of a contract over a fixed period. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM. Thereafter, a “variation margin” amount may be required to be paid by the Fund or received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the futures contract. The account is marked-to-market daily and the variation margin is monitored the Adviser and Custodian (defined below) on a daily basis. When the futures contract is closed out, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

Some futures contracts provide for the delivery of securities that are different than those that are specified in the contract. For a futures contract for delivery of debt securities, on the settlement date of the contract, adjustments to the contract can be made to recognize differences in value arising from the delivery of debt securities with a different interest rate from that of the particular debt securities that were specified in the contract. In some cases, securities called for by a futures contract may not have been issued when the contract was written.

Risks of futures contracts. The Fund’s use of futures contracts is subject to the risks associated with derivative instruments generally. In addition, a purchase or sale of a futures contract may result in losses to the Fund in excess of the amount that the Fund delivered as initial margin. Because of the relatively low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the Fund. In addition, if the Fund has insufficient cash to meet daily variation margin requirements or close out a futures position, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. Adverse market movements could cause the Fund to experience substantial losses on an investment in a futures contract.

There is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

The Fund may not be able to properly hedge or effect its strategy when a liquid market is unavailable for the futures contract the Fund wishes to close, which may at times occur. In addition, when futures contracts are used for hedging, there may be an imperfect correlation between movements in the prices of the underlying reference instrument on which the futures contract is based and movements in the prices of the assets sought to be hedged.

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If the Adviser’s investment judgment about the general direction of market prices or interest or currency exchange rates is incorrect, the Fund’s overall performance will be poorer than if it had not entered into a futures contract. For example, if the Fund has purchased futures to hedge against the possibility of an increase in interest rates that would adversely affect the price of bonds held in its portfolio and interest rates instead decrease, the Fund will lose part or all of the benefit of the increased value of the bonds which it has hedged. This is because its losses in its futures positions will offset some or all of its gains from the increased value of the bonds.

The difference (called the “spread”) between prices in the cash market for the purchase and sale of the underlying reference instrument and the prices in the futures market is subject to fluctuations and distortions due to differences in the nature of those two markets. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal pricing spread between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery of the underlying instrument. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, resulting in pricing distortion. Third, from the point of view of speculators, the margin deposit requirements that apply in the futures market are less onerous than similar margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Futures contracts that are traded on non-U.S. exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, non-U.S. futures contracts may be subject to varied regulatory oversight. The price of any non-U.S. futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-U.S. exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.

The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person, such as the Fund, may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The regulation of futures, as well as other derivatives, is a rapidly changing area of law. For more information, see “Developing government regulation of derivatives” below.

Futures exchanges may also limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Options on futures contracts. Options on futures contracts trade on the same contract markets as the underlying futures contract. When the Fund buys an option, it pays a premium for the right, but does not have the obligation, to purchase (call) or sell (put) a futures contract at a set price (the exercise price). The purchase of a call or put option on a futures contract, whereby the Fund has the right to purchase or sell, respectively, a particular futures contract, is similar in some respects to the purchase of a call or put option on an individual security or currency. Depending on the premium paid for the option compared to either the price of the futures contract upon which it is based or the price of the underlying reference instrument, the option may be less risky than direct ownership of the futures contract or the underlying reference instrument. For example, the Fund could purchase a call option on a long futures contract when seeking to hedge against an increase in the market value of the underlying reference instrument, such as appreciation in the value of a non-U.S. currency against the U.S. dollar.

The seller (writer) of an option becomes contractually obligated to take the opposite futures position if the buyer of the option exercises its rights to the futures position specified in the option. In return for the premium paid by the buyer, the seller assumes the risk of taking a possibly adverse futures position. In addition, the seller will be required to post and maintain initial and variation margin with the FCM. One goal of selling (writing) options on futures may be to receive the premium paid by the option buyer. For more general information about the mechanics of purchasing and writing options, see “Options” below.

Risks of options on futures contracts. The Fund’s use of options on futures contracts is subject to the risks related to derivative instruments generally. In addition, the amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. The purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The seller (writer) of an option on a futures contract is subject to the risk of having to take a possibly adverse futures position if the purchaser of the option exercises its rights. If the seller were required to take such a position, it could bear substantial losses. An option writer has potentially unlimited economic risk because its potential loss, except to the extent offset by the premium received, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract.

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Options. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy an underlying reference instrument, such as a specified security, currency, index, or other instrument, from the writer of the option (in the case of a call option), or to sell a specified reference instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying reference instrument, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Put and call options are traded on national securities exchanges and in the OTC market.

Options traded on national securities exchanges are within the jurisdiction of the SEC or other appropriate national securities regulator, as are securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange in the United States are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements. There is no assurance, however, that higher than anticipated trading activity or other unforeseen events might not temporarily render the capabilities of the Options Clearing Corporation inadequate, and thereby result in the exchange instituting special procedures which may interfere with the timely execution of the Fund’s orders to close out open options positions.

Purchasing call and put options. As the buyer of a call option, the Fund has a right to buy the underlying reference instrument (e.g., a currency or security) at the exercise price at any time during the option period (for American style options). The Fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire. For example, the Fund may buy call options on underlying reference instruments that it intends to buy with the goal of limiting the risk of a substantial increase in their market price before the purchase is effected. Unless the price of the underlying reference instrument changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund, in which case the Fund would experience a loss to the extent of the premium paid for the option plus related transaction costs.

As the buyer of a put option, the Fund has the right to sell the underlying reference instrument at the exercise price at any time during the option period (for American style options). Like a call option, the Fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire. The Fund may buy a put option on an underlying reference instrument owned by the Fund (a protective put) as a hedging technique in an attempt to protect against an anticipated decline in the market value of the underlying reference instrument. Such hedge protection is provided only during the life of the put option when the Fund, as the buyer of the put option, is able to sell the underlying reference instrument at the put exercise price, regardless of any decline in the underlying instrument’s market price. The Fund may also seek to offset a decline in the value of the underlying reference instrument through appreciation in the value of the put option. A put option may also be purchased with the intent of protecting unrealized appreciation of an instrument when the Adviser deems it desirable to continue to hold the instrument because of tax or other considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the instrument is eventually sold. Buying put options at a time when the buyer does not own the underlying reference instrument allows the buyer to benefit from a decline in the market price of the underlying reference instrument, which generally increases the value of the put option.

If a put option was not terminated in a closing sale transaction when it has remaining value, and if the market price of the underlying reference instrument remains equal to or greater than the exercise price during the life of the put option, the buyer would not make any gain upon exercise of the option and would experience a loss to the extent of the premium paid for the option plus related transaction costs. In order for the purchase of a put option to be profitable, the market price of the underlying reference instrument must decline sufficiently below the exercise price to cover the premium and transaction costs.

Writing call and put options. Writing options may permit the writer to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). In general, though, options are infrequently exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium. Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option. Call options may also be written on reference instruments that the writer does not own.

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If the Fund writes a covered call option, any underlying reference instruments that are held by the Fund and are subject to the call option will be earmarked on the books of the Fund as segregated to satisfy its obligations under the option. The Fund will be unable to sell the underlying reference instruments that are subject to the written call option until it either effects a closing transaction with respect to the written call, or otherwise satisfies the conditions for release of the underlying reference instruments from segregation. As the writer of a covered call option, the Fund gives up the potential for capital appreciation above the exercise price of the option should the underlying reference instrument rise in value. If the value of the underlying reference instrument rises above the exercise price of the call option, the reference instrument will likely be “called away,” requiring the Fund to sell the underlying instrument at the exercise price. In that case, the Fund will sell the underlying reference instrument to the option buyer for less than its market value, and the Fund will experience a loss (which will be offset by the premium received by the Fund as the writer of such option). If a call option expires unexercised, the Fund will realize a gain in the amount of the premium received. If the market price of the underlying reference instrument decreases, the call option will not be exercised and the Fund will be able to use the amount of the premium received to hedge against the loss in value of the underlying reference instrument. The exercise price of a call option will be chosen based upon the expected price movement of the underlying reference instrument. The exercise price of a call option may be below, equal to (at-the-money), or above the current value of the underlying reference instrument at the time the option is written.

As the writer of a put option, the Fund has a risk of loss should the underlying reference instrument decline in value. If the value of the underlying reference instrument declines below the exercise price of the put option and the put option is exercised, the Fund, as the writer of the put option, will be required to buy the instrument at the exercise price, which will exceed the market value of the underlying reference instrument at that time. The Fund will incur a loss to the extent that the current market value of the underlying reference instrument is less than the exercise price of the put option. However, the loss will be offset in part by the premium received from the buyer of the put. If a put option written by the Fund expires unexercised, the Fund will realize a gain in the amount of the premium received.

Closing out options (exchange-traded options). If the writer of an option wants to terminate its obligation, the writer may effect a “closing purchase transaction” by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the option writer’s position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the buyer of an option may recover all or a portion of the premium that it paid by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased and receiving a premium on the sale. There is no guarantee that either a closing purchase or a closing sale transaction may be made at a time desired by the Fund. Closing transactions allow the Fund to terminate its positions in written and purchased options. The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the original option (in the case of written options) or is more than the premium paid by the Fund to buy the option (in the case of purchased options). For example, increases in the market price of a call option sold by the Fund will generally reflect increases in the market price of the underlying reference instrument. As a result, any loss resulting from a closing transaction on a written call option is likely to be offset in whole or in part by appreciation of the underlying instrument owned by the Fund.

Over-the-counter options. Like exchange-traded options, OTC options give the holder the right to buy from the writer, in the case of OTC call options, or sell to the writer, in the case of OTC put options, an underlying reference instrument at a stated exercise price. OTC options, however, differ from exchange-traded options in certain material respects.

OTC options are arranged directly with dealers and not with a clearing corporation or exchange. Consequently, there is a risk of non-performance by the dealer, including because of the dealer’s bankruptcy or insolvency. While the Fund uses only counterparties, such as dealers, that meet its credit quality standards, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Because there is no exchange, pricing is typically done based on information from market makers or other dealers. OTC options are available for a greater variety of underlying reference instruments and in a wider range of expiration dates and exercise prices than exchange-traded options.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. The Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. When the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the Fund originally wrote the option. The Fund may suffer a loss if it is not able to exercise (in the case of a purchased option) or enter into a closing sale transaction on a timely basis.

The staff of the SEC has taken the position that purchased OTC options on securities are considered illiquid securities. Pending a change in the staff’s position, the Fund will treat such OTC options on securities as illiquid and subject to the Fund’s limitation on illiquid securities.

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Interest rate caps. An interest rate cap is a type of OTC option. The buyer of an interest rate cap pays a premium to the seller in exchange for payments at set intervals for which a floating interest rate exceeds an agreed upon interest rate. The floating interest rate may be tied to a reference rate, a long-term swap rate or other benchmark. The amount of each payment is determined by reference to a specified “notional” amount of money. Interest rate caps do not involve the delivery of securities, other underlying instruments, or principal amounts. Accordingly, barring counterparty risk, the risk of loss to the purchaser of an interest rate cap is limited to the amount of the premium paid.

An interest rate cap can be used to increase or decrease exposure to various interest rates, including to hedge interest rate risk. By purchasing an interest rate cap, the buyer of the cap can benefit from rising interest rates while limiting its downside risk to the amount of the premium paid. If the Fund buys an interest rate cap and the Adviser is correct at predicting the direction of interest rates, the interest rate cap will increase in value. But if the Adviser is incorrect at predicting the direction, the interest rate cap will expire worthless.

By writing (selling) an interest rate cap, the seller of the cap can benefit by receiving a premium in exchange for assuming an obligation to make payments at set intervals for which a floating interest rate exceeds an agreed upon interest rate. If interest rates rise above the agreed upon cap, the seller’s obligation to make payments may result in losses in excess of the premium received.

Correctly predicting the value of an interest rate cap requires an understanding of the referenced interest rate, and the Fund bears the risk that the Adviser will not correctly forecast future market events, such as interest rate movements. Interest rate caps also involve the risks associated with derivative instruments generally, as described herein, including the risks associated with OTC options.

Risks of options. The Fund’s options investments involve certain risks, including general risks related to derivative instruments. There can be no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and the Fund may have difficulty effecting closing transactions in particular options. Therefore, the Fund would have to exercise the options it purchased in order to realize any profit, thus taking or making delivery of the underlying reference instrument when not desired. The Fund could then incur transaction costs upon the sale of the underlying reference instruments. Similarly, when the Fund cannot affect a closing transaction with respect to a put option it wrote, and the buyer exercises, the Fund would be required to take delivery and would incur transaction costs upon the sale of the underlying reference instruments purchased. If the Fund, as a covered call option writer, is unable to affect a closing purchase transaction in a secondary market, it will not be able to sell the underlying reference instrument until the option expires, it delivers the underlying instrument upon exercise, or it segregates enough liquid assets to purchase the underlying reference instrument at the marked-to-market price during the term of the option. When trading options on non-U.S. exchanges or in the OTC market, many of the protections afforded to exchange participants will not be available. For example, there may be no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over an indefinite period of time.

The effectiveness of an options strategy for hedging depends on the degree to which price movements in the underlying reference instruments correlate with price movements in the relevant portion of the Fund’s portfolio that is being hedged. In addition, the Fund bears the risk that the prices of its portfolio investments will not move in the same amount as the option it has purchased or sold for hedging purposes, or that there may be a negative correlation that would result in a loss on both the investments and the option. If the Adviser is not successful in using options in managing the Fund’s investments, the Fund’s performance will be worse than if the Adviser did not employ such strategies.

Swaps. Generally, swap agreements are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” or value of predetermined underlying reference instruments. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, a particular non-U.S. currency, or a “basket” of securities representing a particular index. Swaps can also be based on credit and other events.

The Fund will generally enter into swap agreements on a net basis, which means that the two payment streams that are to be made by the Fund and its counterparty with respect to a particular swap agreement are netted out, with the Fund receiving or paying, as the case may be, only the net difference in the two payments. The Fund’s obligations (or rights) under a swap agreement that is entered into on a net basis will generally be the net amount to be paid or received under the agreement based on the relative values of the obligations of each party upon termination of the agreement or at set valuation dates. The Fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the Fund). If the swap agreement does not provide for that type of netting, the full amount of the Fund’s obligations will be accrued on a daily basis.

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Comprehensive swaps regulation. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments imposed comprehensive regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.

Uncleared swaps. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. The Fund customarily enter into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (“ISDA”) Master Agreement. ISDA is a voluntary industry association of participants in the over-the-counter derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts. In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination.

During the term of an uncleared swap, the Fund is required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if all outstanding swaps between the parties were terminated on the date in question, including any early termination payments (“variation margin”). Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to the Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.

Currently, the Fund does not intend to typically provide initial margin in connection with uncleared swaps. However, rules requiring initial margin for uncleared swaps have been adopted and are being phased in over time. When these rules take effect, if the Fund is deemed to have material swaps exposure under applicable swap regulations, the Fund will be required to post initial margin in addition to variation margin.

Cleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange-trading. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps. See “Risks of cleared swaps” below.

In a cleared swap, the Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. Transactions executed on a swap execution facility (“SEF”) may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of swaps that it has used in the past. When the Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty and are typically calculated as an amount equal to the volatility in market value of the cleared swap over a fixed period, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts. If the value of the Fund’s cleared swap declines, the Fund will be required to make additional “variation margin” payments to the FCM to settle the change in value. Conversely, if the market value of the Fund’s position increases, the FCM will post additional “variation margin” to the Fund’s account. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

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Credit default swaps. The “buyer” of protection in a credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the “seller” that is contingent upon the occurrence of a credit event with respect to a specific underlying reference debt obligation (whether as a single debt instrument or as part of an index of debt instruments). The contingent payment by the seller generally is the face amount of the debt obligation, in return for the buyer’s obligation to make periodic cash payments and deliver in physical form the reference debt obligation or a cash payment equal to the then-current market value of that debt obligation at the time of the credit event. If no credit event occurs, the seller would receive a fixed rate of income throughout the term of the contract, while the buyer would lose the amount of its payments and recover nothing. The buyer is also subject to the risk that the seller will not satisfy its contingent payment obligation, if and when due.

Purchasing protection through a credit default swap may be used to attempt to hedge against a decline in the value of debt security or securities due to a credit event. The seller of protection under a credit default swap receives periodic payments from the buyer but is exposed to the risk that the value of the reference debt obligation declines due to a credit event and that it will have to pay the face amount of the reference obligation to the buyer. Selling protection under a credit default swap may also permit the seller to gain exposure that is similar to owning the reference debt obligation directly. As the seller of protection, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to the risk that there would be a credit event and the Fund would have to make a substantial payment in the future.

Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration or default, or repudiation or restructuring of the reference debt obligation. There may be disputes between the buyer or seller of a credit default swap agreement or within the swaps market as a whole as to whether or not a credit event has occurred or what the payout should be which could result in litigation. In some instances where there is a dispute in the credit default swap market, a regional Determinations Committee set up by ISDA may make an official binding determination regarding the existence of credit events with respect to the reference debt obligation of a credit default swap agreement or, in the case of a credit default swap on an index, with respect to a component of the index underlying the credit default swap agreement. In the case of a credit default swap on an index, the existence of a credit event is determined according to the index methodology, which may in turn refer to determinations made by ISDA’s Determinations Committees with respect to particular components of the index.

ISDA’s Determinations Committees are comprised principally of dealers in the OTC derivatives markets which may have a conflicting interest in the determination regarding the existence of a particular credit event. In addition, in the sovereign debt market, a credit default swap agreement may not provide the protection generally anticipated because the government issuer of the sovereign debt instruments may be able to restructure or renegotiate the debt in such a manner as to avoid triggering a credit event. Moreover, (1) sovereign debt obligations may not incorporate common, commercially acceptable provisions, such as collective action clauses, or (2) the negotiated restructuring of the sovereign debt may be deemed non-mandatory on all holders. As a result, the determination committee might then not be able to determine, or may be able to avoid having to determine, that a credit event under the credit default agreement has occurred.

For these and other reasons, the buyer of protection in a credit default swap agreement is subject to the risk that certain occurrences, such as particular restructuring events affecting the value of the underlying reference debt obligation, or the restructuring of sovereign debt, may not be deemed credit events under the credit default swap agreement. Therefore, if the credit default swap was purchased as a hedge or to take advantage of an anticipated increase in the value of credit protection for the underlying reference obligation, it may not provide any hedging benefit or otherwise increase in value as anticipated. Similarly, the seller of protection in a credit default swap agreement is subject to the risk that certain occurrences may be deemed to be credit events under the credit default swap agreement, even if these occurrences do not adversely impact the value or creditworthiness of the underlying reference debt obligation.

Interest rate swaps. An interest rate swap is an agreement between two parties to exchange interest rate payment obligations. Typically, one party’s obligation is based on an interest rate fixed to maturity while the other party’s obligation is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, Secured Overnight Financing Rate (SOFR), prime rate, commercial paper rate, or other benchmarks). Alternatively, both payment obligations may be based on an interest rate that changes in accordance with changes in a designated benchmark (also known as a “basis swap”). In a basis swap, the rates may be based on different benchmarks (for example, SOFR versus commercial paper) or on different terms of the same benchmark (for example, one-month SOFR versus three-month SOFR). Each party’s payment obligation under an interest rate swap is determined by reference to a specified “notional” amount of money. Therefore, interest rate swaps generally do not involve the delivery of securities, other underlying instruments, or principal amounts; rather they entail the exchange of cash payments based on the application of the designated interest rates to the notional amount. Accordingly, barring swap counterparty or FCM default, the risk of loss in an interest rate swap is limited to the net amount of interest payments that the Fund is obligated to make or receive (as applicable), as well as any early termination payment payable by or to the Fund upon early termination of the swap.

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By swapping fixed interest rate payments for floating payments, an interest rate swap can be used to increase or decrease the Fund’s exposure to various interest rates, including to hedge interest rate risk. Interest rate swaps are generally used to permit the party seeking a floating rate obligation the opportunity to acquire such obligation at a rate lower than is directly available in the credit markets, while permitting the party desiring a fixed-rate obligation the opportunity to acquire such a fixed-rate obligation, also frequently at a rate lower than is directly available in the credit markets. The success of such a transaction depends in large part on the availability of fixed-rate obligations at interest (or coupon) rates low enough to cover the costs involved. Similarly, a basis swap can be used to increase or decrease the Fund’s exposure to various interest rates, including to hedge against or speculate on the spread between the two indexes, or to manage duration. An interest rate swap transaction is affected by change in interest rates, which, in turn, may affect the prepayment rate of any underlying debt obligations upon which the interest rate swap is based.

Inflation index swaps. An inflation index swap is a contract between two parties, whereby one party makes payments based on the cumulative percentage increase in an index that serves as a measure of inflation (typically, the Consumer Price Index) and the other party makes a regular payment based on a compounded fixed rate. Each party’s payment obligation under the swap is determined by reference to a specified “notional” amount of money. Typically, an inflation index swap has payment obligations netted and exchanged upon maturity. The value of an inflation index swap is expected to change in response to changes in the rate of inflation. If inflation increases at a faster rate than anticipated at the time the swap is entered into, the swap will increase in value. Similarly, if inflation increases at a rate slower than anticipated at the time the swap is entered into, the swap will decrease in value.

Equity total return swaps. A total return swap (also sometimes referred to as a synthetic equity swap or “contract for difference” when written with respect to an equity security or basket of equity securities) is an agreement between two parties under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying reference instrument or index thereof taken place. For example, one party agrees to pay the other party the total return earned or realized on the notional amount of an underlying equity security and any dividends declared with respect to that equity security. In return the other party makes payments, typically at a floating rate, calculated based on the notional amount.

Options on swap agreements. An option on a swap agreement generally is an OTC option (see the discussion above on OTC options) that gives the buyer of the option the right, but not the obligation, in return for payment of a premium to the seller, to enter into a previously negotiated swap agreement, or to extend, terminate or otherwise modify the terms of an existing swap agreement. The writer (seller) of an option on a swap agreement receives premium payments from the buyer and, in exchange, becomes obligated to enter into or modify an underlying swap agreement upon the exercise of the option by the buyer. When the Fund purchases an option on a swap agreement, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised, plus any related transaction costs.

There can be no assurance that a liquid secondary market will exist for any particular option on a swap agreement, or at any particular time, and the Fund may have difficulty affecting closing transactions in particular options on swap agreements. Therefore, the Fund may have to exercise the options that it purchases in order to realize any profit and take delivery of the underlying swap agreement. The Fund could then incur transaction costs upon the sale or closing out of the underlying swap agreement. In the event that the option on a swap is exercised, the counterparty for such option would be the same counterparty with whom the Fund entered into the underlying swap.

However, if the Fund writes (sells) an option on a swap agreement, the Fund is bound by the terms of the underlying swap agreement upon exercise of the option by the buyer, which may result in losses to the Fund in excess of the premium it received. Options on swap agreements involve the risks associated with derivative instruments generally, as described above, as well as the additional risks associated with both options and swaps generally.

Options on swap agreements are considered to be swaps for purposes of CFTC regulation. Although they are traded OTC, the CFTC may in the future designate certain options on swaps as subject to mandatory clearing. For more information, see “Cleared swaps” and “Risks of cleared swaps.”

An option on an interest rate swap (also sometimes referred to as a “swaption”) is a contract that gives the purchaser the right, but not the obligation, in return for payment of a premium, to enter into a new interest rate swap. A pay fixed option on an interest rate swap gives the buyer the right to establish a position in an interest rate swap where the buyer will pay (and the writer will receive) the fixed-rate cash flows and receive (and the writer will pay) the floating-rate cash flows. In general, most options on interest rate swaps are “European” exercise, which means that they can only be exercised at the end of the option term. Depending on the movement of interest rates between the time of purchase and expiration, the value of the underlying interest rate swap and therefore also the value of the option on the interest rate swap will change.

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An option on a credit default swap is a contract that gives the buyer the right (but not the obligation), in return for payment of a premium to the option seller, to enter into a new credit default swap on a reference entity at a predetermined spread on a future date. This spread is the price at which the contract is executed (the option strike price). Similar to a put option, in a payer option on a credit default swap, the option buyer pays a premium to the option seller for the right, but not the obligation, to buy credit protection on a reference entity (e.g., a particular portfolio security) at a predetermined spread on a future date. Similar to a call option, in a receiver option on a credit default swap the option buyer pays a premium for the right, but not the obligation to sell credit default swap protection on a reference entity or index. Depending on the movement of market spreads with respect to the particular referenced debt securities between the time of purchase and expiration of the option, the value of the underlying credit default swap and therefore the value of the option will change. Options on credit default swaps currently are traded OTC and the specific terms of each option on a credit default swap are negotiated directly with the counterparty.

Commodity-linked total return swaps. A commodity-linked total return swap is an agreement between two parties under which the parties agree to exchange a fixed return or interest rate on the notional amount of the swap for the return of a particular commodities index, commodity contract or basket of commodity contracts as if such notional amount had been invested in such index, commodity contract or basket of commodity contracts. For example, one party agrees to pay the other party the return on a particular index multiplied by the notional amount of the swap. In return, the other party makes periodic payments, such as at a floating interest rate, calculated based on such notional amount. If the commodity swap is for one period, the Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.

Risks of swaps generally. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the Adviser correctly to predict which types of investments are likely to produce greater returns. If the Adviser, in using swap agreements, is incorrect in its forecasts of market values, interest rates, inflation, currency exchange rates or other applicable factors, the investment performance of the Fund will be less than its performance would have been if it had not used the swap agreements.

The risk of loss to the Fund for swap transactions that are entered into on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to the Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If the Fund is obligated to pay the net amount, the Fund’s risk of loss is generally limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In addition, the Fund’s risk of loss also includes any margin at risk in the event of default by the counterparty (in an uncleared swap) or the central counterparty or FCM (in a cleared swap), plus any transaction costs.

Because bilateral swap agreements are structured as two-party contracts and may have terms of greater than seven days, these swaps may be considered to be illiquid and, therefore, subject to the Fund’s limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, the Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually widespread between the price at which they are prepared to buy and the price at which they are prepared to sell. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. However, the swap markets have grown substantially in recent years, with a large number of financial institutions acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become increasingly liquid. In addition, central clearing and the trading of cleared swaps on public facilities are intended to increase liquidity. The Adviser, under the supervision of the Board, is responsible for determining and monitoring the liquidity of the Fund’s swap transactions.

Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swaps, whether cleared or uncleared. This information is available to regulators and, also, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data is intended to result in greater market transparency. This may be beneficial to funds that use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of the funds’ identities as intended.

Certain U.S. Internal Revenue Service (“IRS”) positions may limit the Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences. For more information about potentially changing regulation, see “Developing government regulation of derivatives” below.

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Risks of uncleared swaps. Uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges. As a result, swap participants may not be as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. The Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, the Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. In unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.

Risks of cleared swaps. As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by the Fund.

Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position, or the central counterparty in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

With cleared swaps, the Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in margin above the margin that is required at the initiation of the swap agreement.

Finally, the Fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the Fund may be required to break the trade and make an early termination payment to the executing broker.

Combined transactions. The Fund may enter into multiple derivative instruments, and any combination of derivative instruments as part of a single or combined strategy (a “Combined Transaction”) when the Adviser believes it is in the best interests of the Fund to do so. A Combined Transaction will usually contain elements of risk that are present in each of its component transactions.

Although Combined Transactions are normally entered into based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal(s), it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Securities Lending

If approved by the Board, the Fund may lend portfolio securities to certain creditworthy borrowers. The borrowers provide collateral that is maintained in an amount at least equal to the current value of the securities loaned. The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives the value of any interest or cash or non-cash distributions paid on the securities that it lends. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the Fund or through one or more joint accounts or money market funds, which may include those managed by the Adviser.

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The Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board who administer the lending program for the Fund in accordance with guidelines approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from the Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return the Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

Repurchase Agreements

The Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next Business Day). A “Business Day” is any day on which the New York Stock Exchange (“NYSE”) is open for regular trading. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Fund’s custodian bank until repurchased. No more than an aggregate of 15% of the Fund’s net assets will be invested in illiquid securities, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Dollar Rolls

A dollar roll transaction involves a sale by the Fund of a security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. A dollar roll may be considered a borrowing giving rise to leverage. The securities that are repurchased will bear the same interest rate and a similar maturity as those sold, but the assets collateralizing these securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional investments, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of dollar rolls. Dollar rolls involve the risk that the market value of the securities subject to the Fund’s forward purchase commitment may decline below, or the market value of the securities subject to the Fund’s forward sale commitment may increase above, the exercise price of the forward commitment. In the event the buyer of the securities files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the current sale portion of the transaction may be restricted. Rule 18f-4 under the 1940 Act permits the Fund to invest in securities on a forward-settling basis, or with a non-standard settlement cycle, notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the Delayed-Settlement Securities Provision). A forward-settling, or non-standard settlement cycle security that does not satisfy the Delayed-Settlement Securities Provision is treated as a derivatives transaction under Rule 18f-4.

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Tax Risks

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Shares.

INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed with respect to the Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

Except with the approval of a majority of the outstanding voting securities, the Fund may not:

1.	Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act.
2.	Make loans, except to the extent permitted under the 1940 Act.
3.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from investing in securities or other instruments backed by real estate, real estate investment trusts (“REITs”) or securities of companies engaged in the real estate business.
4.	Purchase or sell commodities unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.
5.	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act.
6.	Concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by securities of the U.S. government (including its agencies and instrumentalities), registered investment companies and tax-exempt securities of state or municipal governments and their political subdivisions, are not considered to be issued by members of any industry.

In determining its compliance with the fundamental investment restriction on concentration, the Fund will look through to the underlying holdings of any affiliated investment company and will consider its entire investment in any investment company with a policy to concentrate, or having otherwise disclosed that it is concentrated, in a particular industry or group of related industries as being invested in such industry or group of related industries.

Additionally, in determining its compliance with the fundamental investment restriction on concentration, the Fund will look through to the user or use of private activity municipal bonds to determine their industry.

For purposes of applying the limitation set forth in the concentration policy set forth above, the Fund may use the Standard Industrial Classification (SIC) Codes, North American Industry Classification System (NAICS) Codes, MSCI Global Industry Classification System, FTSE/Dow Jones Industry Classification Benchmark (ICB) system, or any other reasonable industry classification system (including systems developed by the Adviser) to identify each industry. The Fund’s method applying the limitations in the above concentration policy, including the classification levels used, may differ from those of the Trust’s other series.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid investments will be observed continuously.

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EXCHANGE LISTING AND TRADING

Shares are listed for trading and trade throughout the day on the Exchange.

There can be no assurance that the Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of Shares. The Exchange may, but is not required to, remove Shares of the Fund from the listing under any of the following circumstances: (1) the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 of the Investment Company Act of 1940; (2) the Fund no longer complies with the Exchange’s requirements for Shares; or (3) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove Shares of the Fund from listing and trading upon termination of the Fund.

The Trust reserves the right to adjust the price levels of Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

MANAGEMENT OF THE TRUST

Board Responsibilities. The Board oversees the management and operations of the Trust. Like all registered investment companies, the day-to-day management and operation of the Trust is the responsibility of the various service providers to the Trust, such as the Adviser, the Distributor, the Administrator, the Sub-Administrator, the Custodian, and the Transfer Agent, each of whom is discussed in greater detail in this Statement of Additional Information. The Board has appointed various senior employees of the Administrator as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. In conducting this oversight, the Board receives regular reports from these officers and the service providers. For example, the Treasurer reports as to financial reporting matters and the President reports as to matters relating to the Trust’s operations. In addition, the Adviser provides regular reports on the investment strategy and performance of the Fund. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. These reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent operations. In addition, various members of the Board also meet with management in less formal settings, between formal “Board Meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

As part of its oversight function, the Board receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.), the oversight of different types of risks is handled in different ways. For example, the Board meets regularly with the CCO to discuss compliance and operational risks and the Audit Committee meets with the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function.

The full Board also receives reports from the Adviser as to investment risks of the Fund. In addition to these reports, from time to time the full Board receives reports from the Administrator and the Adviser as to enterprise risk management.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures, and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available, or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are five members of the Board, three of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”). Mr. Eric W. Falkeis serves as Chairman of the Board and is an interested person of the Trust.

The Board is composed of a majority (60 percent) of Independent Trustees. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Board has a Lead Independent Trustee, who acts as the primary liaison between the Independent Trustees and management. Ms. Michelle McDonough currently serves as the Lead Independent Trustee of the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

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Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o Tidal Trust II, 234 West Florida Street, Suite 700, Milwaukee, Wisconsin 53204.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees (3)
Javier Marquina Born: 1973	Trustee	Indefinite term; since 2022	Founder and Chief Executive Officer of ARQ Consultants Inc. (since 2019) a firm specializing in cross border real estate investments; Interim CEO for the Americas of Acciona Inmobiliaria (2020 to 2021); Head of Investment Team for Latin America for GLL Real Estate Partners (2016 to 2020).	393	Board Vice-Chairman of Inmobiliaria Spectrum (Guatemala and UK); Independent Board Member of LATAM Logistics Properties S.A. (Columbia, Peru and Costa Rica); Independent Board Member of Logistic Properties of the Americas.
Michelle McDonough Born: 1980	Trustee	Indefinite term; since 2022	Chief Operating Officer, Trillium Asset Management LLC (2010 to 2024)	393	Trillium Asset Management, LLC (2020 to 2024)
Dave Norris Born: 1976	Trustee	Indefinite term; since 2022	Consulting work for Rubin Brown, CPA services (since 2024); Consulting work with RedRidge Diligence Services (2023 to 2024); Chief Operating Officer, RedRidge Diligence Services (2011 to 2023)	393	None
Interested Trustees
Eric W. Falkeis (4) Born: 1973	Principal Executive Officer, Trustee, and Chairman	Principal Executive Officer since 2022, Indefinite term; Trustee, and Chairman, since 2022, Indefinite term	Chief Operating Officer, Tidal Investments LLC (since 2023); Chief Executive Officer, Tidal ETF Services LLC (since 2018).	551	Independent Director, Muzinich Direct Lending Income Fund, Inc. (since 2023); Independent Director, Muzinich BDC, Inc. (since 2019); Trustee, Professionally Managed Portfolios (27 series) (since 2011); Trustee and Chairman of Tidal Trust I (since 2018); Trustee and Chairman of Tidal Trust III (since 2025); Trustee and Chairman of Tidal Trust IV (since 2025); Trustee and Chairman of Tidal Trust V (since 2025).
Domenick Pugliese (5) Born: 1961	Trustee	Indefinite term; since 2026	Partner, Sullivan & Worcester LLP (a law firm) (2019 to present).	393	None.
(1)	The Trustees have designated a mandatory retirement age of 78, such that each Trustee, serving as such on the date he or she reaches the age of 78, shall submit his or her resignation not later than the last day of the calendar year in which his or her 78th birthday occurs.
(2)	The group of funds sponsored by Tidal and managed by the Adviser or its affiliates, including Tidal Trust I, Tidal Trust II, Tidal Trust III, Tidal Trust IV and Tidal Trust V.
(3)	All Independent Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (the “Independent Trustees”).
(4)	Mr. Falkeis is considered an “interested person” of the Trust due to his positions as Principal Executive Officer and Chairman of the Trust, and Chief Executive Officer of Tidal ETF Services LLC, a Tidal Financial Group company and an affiliate of the Adviser.
(5)	Mr. Pugliese, is a partner of Sullivan & Worcester LLP, which serves as legal counsel to the Trust. Mr. Pugliese has served as the lead partner representing the Trust and the Trust’s Independent trustees. As the lead partner in the firm that serves as legal counsel to the Trust, Mr. Pugliese is considered an “interested person,” of the Trust as defined under the 1940 Act.

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Individual Trustee Qualifications.

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their service as Trustees of the Trust in light of the Trust’s business and structure. Each of the Trustees has substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and access information provided to them. Certain of these business and professional experiences are set forth in detail in the table above. The Board annually conducts a ‘self-assessment’ wherein the effectiveness of the Board and individual Trustees is reviewed.

In addition to the information provided in the table above, below is certain additional information concerning each particular Trustee and certain of their Trustee Attributes. The information provided below, and in the table above, is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to serve effectively as Trustees of the Trust.

The Board has concluded that Mr. Marquina should serve as a Trustee because of his substantial business experience related to commercial real estate investment and business development through his current position as CEO and Founder at ARQ Consultants Inc., as well as through former positions. Mr. Marquina’s experience, qualifications, attributes, or skills, on an individual basis and in combination with those of the other Trustees, led to the Board’s conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

The Board has concluded that Ms. McDonough should serve as a Trustee because of her substantial financial services experience, including experience with operations, compliance, IT, service provider oversight and management. For over a decade, Ms. McDonough served as COO of Trillium Asset Management and in that capacity oversaw all non-investment functions for the firm. Ms. McDonough’s experience, qualifications, attributes, or skills, on an individual basis and in combination with those of the other Trustees, led to the Board’s conclusion that she possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

The Board has concluded that Mr. Norris should serve as a Trustee because of his substantial experience across a multitude of industries and operated businesses. Mr. Norris’ business operation experience consists of capital raising, business development, investor relations, strategic planning, treasury management, deal execution, restructuring, and oversight of back-office functions. Mr. Norris serves as the Trust’s Audit Committee Financial Expert. Mr. Norris’ experience, qualifications, attributes, or skills, on an individual basis and in combination with those of the other Trustees, led to the Board’s conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

The Board has concluded that Mr. Falkeis should serve as a Trustee because of his substantial investment company experience and his experience with financial, accounting, investment, and regulatory matters through his former position as Senior Vice President and Chief Financial Officer (and other positions) of U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Global Fund Services”), a full service provider to ETFs, mutual funds, and alternative investment products, from 1997 to 2013, as well as a Trustee and Chairman of Tidal Trust I, from 2018 to present, Trustee and Chairman of Tidal Trust III, from 2025 to present, Trustee and Chairman of Tidal Trust IV, from 2025 to present, and Trustee and Chairman of Tidal Trust V, from 2025 to present. In addition, he has experience consulting with investment advisors regarding the legal structure of mutual funds, distribution channel analysis, and actual distribution of those funds. Mr. Falkeis also has substantial managerial, operational, technological, and risk oversight related experience through his former position as Chief Operating Officer of the advisers to the Direxion mutual fund and ETF complex. Mr. Falkeis’ experience, qualifications, attributes, or skills on an individual basis and in combination with those of the other Trustees led to the Board’s conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

The Board has concluded that Mr. Pugliese should serve as a Trustee because of his substantial and deep experience in the investment company industry, working with registered investment companies and their boards on all aspects of investment company regulation for more than 35 years. From his experience serving as counsel to mutual funds and exchange traded funds and as counsel to fund boards, as well as his specific experience serving as counsel to the Trust and its Independent Trustees, Mr. Pugliese has intimate knowledge of Board operations and responsibilities, the Trust and the Adviser, their products, operations, personnel and resources Mr. Pugliese’s extensive knowledge of the investment management industry, boards’ operations and responsibilities and the operation and oversight of exchange-traded funds led to the Board’s conclusion that he is valuable to the Board in its oversight of the Trust.

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Board Committees. The Board has established the following standing committees of the Board:

Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees of the Trust and is chaired by an Independent Trustee. Mr. Norris is chair of the Audit Committee and he presides at the Audit Committee meetings, participates in formulating agendas for Audit Committee meetings, and coordinates with management to serve as a liaison between the Independent Trustees and management on matters within the scope of responsibilities of the Audit Committee as set forth in its Board-approved written charter. The chair of the Audit Committee may delegate certain tasks to a vice chair. Ms. McDonough currently serves as vice chair of the Audit Committee. The principal responsibilities of the Audit Committee include overseeing the Trust’s accounting and financial reporting policies and practices and its internal controls; overseeing the quality, objectivity and integrity of the Trust’s financial statements and the independent audits thereof; monitoring the independent auditor’s qualifications, independence, and performance; acting as a liaison between the Trust’s independent auditors and the full Board; pre-approving all auditing services to be performed for the Trust; reviewing the compensation and overseeing the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; pre-approving all permitted non-audit services (including the fees and terms thereof) to be performed for the Trust; pre-approving all permitted non-audit services to be performed for any investment adviser to the Trust by any of the Trust’s independent auditors if the engagement relates directly to the operations and financial reporting of the Trust; meeting with the Trust’s independent auditors as necessary to (1) review the arrangement for and scope of the annual audits and any special audits, (2) discuss any matters of concern relating to the Fund’s financial statements, (3) consider the independent auditors’ comments with respect to the Trust’s financial policies, procedures and internal accounting controls and Trust management’s responses thereto, and (4) review the form of opinion the independent auditors propose to render to the Board and the Fund’s shareholders; discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Fund’s financial statements; and reviewing and discussing reports from the independent auditors on (1) all critical accounting policies and practices to be used, (2) all alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, (3) other material written communications between the independent auditor and management, including any management letter, schedule of unadjusted differences, or management representation letter, and (4) all non-audit services provided to any entity in the Trust that were not pre-approved by the Committee; and reviewing disclosures made to the Committee by the Trust’s principal executive officer and principal accounting officer during their certification process for the Fund’s Form N-CSR. For the fiscal year ended October 31, 2025, the Audit Committee met one time with respect to the Fund.

The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially escalating further to other entities). For the fiscal year ended October 31, 2025, the QLCC did not met with respect to the Trust.

Nominating and Governance Committee. The Board has a standing Nominating and Governance Committee that is composed of each of the Independent Trustees of the Trust and Mr. Pugliese. The Nominating and Governance Committee operates under a written charter approved by the Board. The Nominating and Governance Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time and meets only as necessary. The Nominating and Governance Committee generally will not consider nominees recommended by shareholders. The Nominating and Governance Committee is also responsible for, among other things, reviewing and making recommendations regarding Independent Trustee compensation and the Trustees’ annual “self-assessment.” Mr. Pugliese is the chair of the Nominating and Governance Committee. The Nominating and Governance Committee meets periodically, as necessary, but at least annually. For the fiscal year ended October 31, 2025, the Nominating and Governance Committee met one time   with respect to the Trust.

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Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. The address of each officer of the Trust is c/o Tidal Trust II, 234 West Florida Street, Suite 700, Milwaukee, Wisconsin 53204, unless otherwise indicated. Additional information about the Trust’s officers is as follows:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Eric W. Falkeis(1) Born: 1973	Principal Executive Officer, Interested Trustee, Chairman	Principal Executive Officer since 2022, Indefinite term; Interested Trustee, Chairman, since 2022, Indefinite term	Chief Operating Officer, Tidal Investments LLC (since 2023); Chief Executive Officer, Tidal ETF Services LLC (since 2018).
William H. Woolverton, Esq. Born: 1951	Chief Compliance Officer and AML Compliance Officer	AML Compliance Officer since 2023, Indefinite term; Chief Compliance Officer, Indefinite term; since 2022	Chief Compliance Officer (since 2023), Compliance Adviser (2022 to 2023), Tidal Investments LLC; Senior Compliance Adviser, ACA Global (2020 to 2023); Director, Hadron Specialty Insurance Company (since 2023) Operating Partner, Altamont Capital Partners (private equity firm) (2021 to present).
Ally L. Mueller Born: 1979	President	Indefinite term; since 2025	SVP of Launches & Client Success Management (since 2025), VP of Launches & Client Success Management (2024 to 2025), Head of ETF Launches and Client Success (2023 to 2024), Head of ETF Launches and Finance Director (2019 to 2023), Tidal ETF Services LLC.
Aaron J. Perkovich Born: 1973	Treasurer, Principal Financial Officer, and Principal Accounting Officer	Indefinite term; since 2023	SVP of Fund Administration (since 2024), Head of Fund Administration (2023 to 2024), Fund Administration Manager (2022 to 2023), Tidal ETF Services LLC; Assistant Director Investments, Mason Street Advisors, LLC (2021 to 2022); Vice President, U.S. Bancorp Fund Services, LLC (2006 to 2021).
Lissa M. Richter Born: 1979	Vice President	Indefinite term; since 2025	VP of Fund Governance and Compliance (since 2024), ETF Regulatory Manager, Tidal ETF Services LLC (2021 to 2024).
Kelly J. Lavari Born: 1967	Secretary	Indefinite term; since 2025	VP of Fund Governance and Compliance (since 2024), Fund Governance Specialist (2023 to 2024), Compliance Manager – Global Credit Finance, State Street Bank & Trust (2016 to 2023).
Peter Chappy Born: 1975	Assistant Treasurer	Indefinite term; since 2023	AVP of Fund Administration (since 2024), Fund Administration Manager, Tidal ETF Services LLC (2023 to 2024); Product Owner, Allvue Systems (2022 to 2023); Senior Business Consultant, Refinitiv (2015 to 2022).
Melissa Breitzman Born: 1983	Assistant Treasurer	Indefinite term; since 2023	VP of Fund Administration (since 2024), Fund Administration Manager, Tidal ETF Services LLC (2023 to 2024); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2005 to 2023).

(1)	Mr. Falkeis is considered an interested person of the Trust due to his positions as Principal Executive Officer and Chairman of the Trust, and Chief Executive Officer of Tidal ETF Services LLC, a Tidal Financial Group company and an affiliate of the Adviser.

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Trustee Ownership of Shares. The Fund is required to show the dollar amount ranges of each Trustee’s “beneficial ownership” of Shares and each other series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

As of December 31, 2025, the following Trustee beneficially owned shares of certain other series of the Trust as follows, and no other Trustee owned shares of any series of the Trust:

	Dollar Range of Shares Owned in the Fund	Aggregate Dollar Range of Shares of Series of the Trust
Javier Marquina	None	over $100,000

As of December 31, 2025, neither the Independent Trustees nor members of their immediate family, owned securities beneficially or of record in the Adviser, the Distributor (as defined below), or an affiliate of the Adviser or Distributor. Accordingly, neither the Independent Trustees nor members of their immediate family, have direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Distributor or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser, the Distributor or any affiliate thereof was a party.

Board Compensation.

As of January 1, 2026, the Independent Trustees and Mr. Pugliese each receive a quarterly retainer of $35,000 plus $10,000 for each regular meeting attended and $3,000 for each special meeting attended. The Independent Trustees and Mr. Pugliese also receive reimbursement for travel and other out-of-pocket expenses incurred in connection with serving as a Trustee. In addition, the Lead Independent Trustee receives an annual retainer of $60,000, the Audit Committee Chair receives an annual retainer of $60,000, the Audit Committee vice chair receives an annual retainer of $30,000, and the Nominating and Governance Committee Chair receives an annual retainer of $20,000. The Trust has no pension or retirement plan.

From July 1, 2025 to December 31, 2025, the Independent Trustees each received a quarterly retainer of $25,000 plus $8,000 for each regular meeting attended and $3,000 for each special meeting attended. The Independent Trustees also received reimbursement for travel and other out-of-pocket expenses incurred in connection with serving as a Trustee. In addition, the Lead Independent Trustee received an annual retainer of $60,000, the Audit Committee Chair received an annual retainer of $60,000 and the Audit Committee Vice-Chair received an annual retainer of $20,000.

From January 1, 2025 through June 30, 2025, the Independent Trustees each received a quarterly retainer of $25,000 plus $5,000 for each meeting attended. The Independent Trustees also received reimbursement for travel and other out-of-pocket expenses incurred in connection with serving as a Trustee. In addition, the Lead Independent Trustee received an annual retainer of $35,000 and the Audit Committee Chair received an annual retainer of $30,000.

Prior to January 1, 2025, the Independent Trustees each received $25,000 for each regular quarterly meeting attended and $2,500 for each special meeting attended, as well as reimbursement for travel and other out-of-pocket expenses incurred in connection with serving as a Trustee. In addition, the Lead Independent Trustee received an annual retainer of $25,000 and the Audit Committee Chair received an annual retainer of $20,000.

The following table shows the compensation earned by each Trustee for the Fund’s fiscal year ended October 31, 2025. Independent Trustee fees are an obligation of the Trust and are paid by the Adviser, as are other Trust expenses. The Trust pays the Adviser a unitary fee which the Adviser uses to pay Trust expenses. Trustee compensation shown below does not include reimbursed out-of-pocket expenses in connection with attendance at meetings.

Name	Aggregate Compensation From the Fund	Total Compensation From Fund Complex Paid to Trustees
Interested Trustees
Eric W. Falkeis	$0	$0
Domenick Pugliese*	$0	$0
Independent Trustees
Javier Marquina	$0	$162,500
Michelle McDonough	$0	$228,000
David Norris	$0	$207,500

 * Mr. Pugliese’s appointment as Trustee occurred after the close of the Fund’s fiscal year ended October 31, 2025.

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PRINCIPAL SHAREHOLDERS, CONTROL PERSONS AND MANAGEMENT OWNERSHIP

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding Shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund.

As of February 3, 2026, to the best of the Trust’s knowledge, the following shareholders owned 5% or greater of the Fund’s outstanding Shares:

Name and Address	% of Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	31.13%	Record
National Financial Services LLC 245 Summer Street Boston, MA 02210	28.21%	Record
Robinhood Securities, Inc. 500 Colonial Center Parkway, Suite 100 Lake Mary, FL 32746	10.85%	Record
Morgan Stanley Smith Barney For the Exclusive Benefit of Customers 1 New York Plz, Fl 12 New York, NY 10004-1932	9.64%	Record

As of January 30, 2026, to the best of the Trust’s knowledge, no person was a control person of the Fund and the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Fund.

CODES OF ETHICS

The Trust and the Adviser have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust and the Adviser from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to the codes of ethics). Each code of ethics permits personnel subject to that code of ethics to invest in securities for their personal investment accounts, subject to certain limitations, including limitations related to securities that may be purchased or held by the Fund. The Distributor (as defined below) relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust or the Adviser and no officer, director, or general partner of the Distributor serves as an officer, director, or general partner of the Trust or the Adviser.

There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be found at the SEC’s website at https://www.sec.gov.

PROXY VOTING POLICIES

The Board has delegated proxy voting responsibilities to the Adviser, subject to the Board’s oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with the Fund’s and its shareholders’ best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser has adopted proxy voting policies and guidelines for this purpose (“Proxy Voting Policies”), which have been adopted by the Trust as the policies and procedures that will be used when voting proxies on behalf of the Fund.

In the absence of a conflict of interest, the Adviser will generally vote “for” routine proposals, such as the election of directors, approval of auditors, and amendments or revisions to corporate documents to eliminate outdated or unnecessary provisions. Unusual or disputed proposals will be reviewed and voted on a case-by-case basis. The Proxy Voting Policies address, among other things, material conflicts of interest that may arise between the interests of the Fund and the interests of the Adviser. The Proxy Voting Policies will ensure that all issues brought to shareholders are analyzed in light of the Adviser’s fiduciary responsibilities.

The Trust’s Chief Compliance Officer is responsible for monitoring the effectiveness of the Proxy Voting Policies.

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Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (866) 864-3968, (2) on the Fund’s website at www.yieldmaxetfs.com, and (3) on the SEC’s website at www.sec.gov.

INVESTMENT ADVISER

Tidal Investments LLC (“Tidal” or the “Adviser”), 234 West Florida Street, Suite 700, Milwaukee, Wisconsin 53204, serves as investment adviser to the Fund and has overall responsibility for the general management and administration of the Fund.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and oversight of the Board. Under the Advisory Agreement, the Adviser is also responsible for arranging transfer agency, custody, fund administration and accounting, and other related services necessary for the Fund to operate. The Adviser administers the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping, and administrative services. Under the Advisory Agreement, in exchange for a single unitary management fee from the Fund, the Adviser has agreed to pay all expenses incurred by the Fund except for the Excluded Expenses, as defined in the Prospectus. For services provided to the Fund, the Fund pays the Adviser a unitary management fee, which is calculated daily and paid monthly, at an annual rate as set forth in the table below:

Fund Name	Management Fee Without Fee Waiver	Management Fee After Fee Waiver
YieldMax® Ultra Short Option Income Strategy ETF	1.24%	1.14%

The Adviser has agreed to reduce its unitary management fee (which includes all expenses incurred by the Fund except for interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (collectively, the “Excluded Expenses”)) to 1.14% of the Fund’s average daily net assets through at least February 28, 2027. This agreement may be terminated only by, or with the consent of, the Board of the Trust, on behalf of the Fund, upon sixty (60) days’ written notice to the Adviser. This Agreement may not be terminated by the Adviser without the consent of the Board. The fee waiver is not subject to recoupment.

The Advisory Agreement with respect to the Fund will continue in force for an initial period of two years. Thereafter, the Advisory Agreement will be renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom) at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Adviser or the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding Shares. The Advisory Agreement automatically terminates on assignment and is terminable on a 60-day written notice either by the Trust or the Adviser.

The Adviser shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding, or sale of any security.

The table below shows management fees paid by the Fund to the Adviser for the fiscal year/period indicated.

	Management Fee	Fee Waiver	Management Fee After Fee Waiver
August 20, 2025 (commencement of operations) to October 31, 2025	$30,995	$2,500	$28,495

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PORTFOLIO MANAGERS

The Fund is managed by Jay Pestrichelli, Scott Snyder, and Quinn Berry, each a Portfolio Manager for the Adviser.

Other Accounts. In addition to the Fund, the portfolio managers managed the following other accounts as of October 31, 2025.

Jay Pestrichelli, Portfolio Manager for the Adviser

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance- Based Fee	Total Assets of Accounts Subject to a Performance- Based Fee (in millions)
Registered Investment Companies	73	$17,656	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Scott Snyder, Portfolio Manager for the Adviser

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance- Based Fee	Total Assets of Accounts Subject to a Performance- Based Fee (in millions)
Registered Investment Companies	17	$431	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Quinn Berry, Portfolio Manager for the Adviser

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance- Based Fee	Total Assets of Accounts Subject to a Performance- Based Fee (in millions)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Portfolio Manager Fund Ownership. The Fund is required to show the dollar range of each portfolio manager’s “beneficial ownership” of Shares as of the end of the most recently completed fiscal year. The dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. As of October 31, 2025, the portfolio managers did not own Shares of the Fund. As of December 31, 2025, Mr. Pestrichelli owned Shares in the range of $1-$10,000 of the Fund, and no other portfolio manager owned Shares of the Fund.

Portfolio Manager Compensation.

Each portfolio manager is compensated by the Adviser with a base salary and discretionary bonus based on the financial performance and profitability of the Adviser and not based on the performance of the Fund. To the extent a portfolio manager is an equity owner of the Adviser, such portfolio manager may benefit indirectly from the revenue generated by the Fund’s Advisory Agreement with the Adviser.

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Description of Material Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have similar investment objectives or strategies as the Fund. A potential conflict of interest may arise as a result, whereby a portfolio manager could favor one account over another. Another potential conflict could include a portfolio manager’s knowledge about the size, timing, and possible market impact of trades by the Fund, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of any Fund. For instance, the portfolio managers may receive fees from certain accounts that are higher than the fees received from the Fund, or receive a performance-based fee on certain accounts. In those instances, a portfolio manager has an incentive to favor the higher and/or performance-based fee accounts over the Fund. To mitigate these conflicts, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts the firm manages are fairly and equitably allocated.

THE DISTRIBUTOR

The Trust and Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group (dba ACA Group) (the “Distributor”), are parties to a distribution agreement (“Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Fund and distributes Shares on a best efforts basis. Shares are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute Shares in amounts less than a Creation Unit and does not maintain a secondary market in Shares. The principal business address of the Distributor is 190 Middle Street, Suite 301, Portland, Maine 04101.

Under the Distribution Agreement, the Distributor, as agent for the Trust, will review orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor is a broker-dealer registered under the 1934 Act and a member of FINRA.

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or DTC participants (as defined below).

The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (1) by the vote of the Trustees or by a vote of the shareholders of the Fund and (2) by the vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom) at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting Shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.

For the fiscal year ended October 31, 2025, the Fund did not incur underwriting commissions and the Distributor did not receive any amounts.

Intermediary Compensation. The Adviser or their affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to the Fund or its shareholders), may pay certain broker dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing and educational training or support. These arrangements are not financed by the Fund and, thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Fund’s Prospectus and they do not change the price paid by investors for the purchase of Shares or the amount received by a shareholder as proceeds from the redemption of Shares.

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Such compensation may be paid to Intermediaries that provide services to the Fund, including marketing and education support (such as through conferences, webinars and printed communications). The Adviser will periodically assess the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend the Fund over other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professional if they receive similar payments from their Intermediary firm.

Intermediary information is current only as of the date of this SAI. Please contact your adviser, broker or other investment professional for more information regarding any payments their Intermediary firm may receive. Any payments made by the Adviser or their affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy Shares.

If you have any additional questions, please call (866) 864-3968.

Distribution (Rule 12b-1) Plan. The Trust has adopted a Distribution (Rule 12b-1) Plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. No payments pursuant to the Plan are expected to be made during the twelve (12) month period from the date of this SAI. Rule 12b-1 fees to be paid by the Fund under the Plan may only be imposed after approval by the Board.

Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Independent Trustees”). None of the Independent Trustees have a direct or indirect financial interest in the Plan or any agreements related to the Plan. The Plan may be continued from year-to-year only if the Board, including a majority of the Independent Trustees, concludes at least annually that continuation of the Plan is likely to benefit shareholders. The Board has determined that the Plan is likely to benefit the Fund by providing an incentive for brokers, dealers, and other financial intermediaries to engage in sales and marketing efforts on behalf of the Fund and to provide enhanced services to shareholders. The Board also determined that the Plan may enhance the Fund’s ability to sell shares and access important distribution channels.

The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding Shares. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Independent Trustees.

The Plan provides that the Fund pays the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, and insurance companies including, without limit, investment counselors, broker-dealers, and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with FINRA rules concerning sales charges.

Under the Plan, subject to the limitations of applicable law and regulations, the Fund is authorized to compensate the Distributor up to the maximum amount to finance any activity primarily intended to result in the sale of Creation Units of the Fund or for providing, or arranging for others to provide, shareholder services and for the maintenance of shareholder accounts. Such activities may include, but are not limited to: (1) delivering copies of the Fund’s then current reports, prospectuses, notices, and similar materials, to prospective purchasers of Creation Units; (2) marketing and promotional services, including advertising; (3) paying the costs of and compensating others, including Authorized Participants with whom the Distributor has entered into written Authorized Participant Agreements, for performing shareholder servicing on behalf of the Fund; (4) compensating certain Authorized Participants for providing assistance in distributing the Creation Units of the Fund, including the travel and communication expenses and salaries and/or commissions of sales personnel in connection with the distribution of the Creation Units of the Fund; (5) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, and investment counselors, broker-dealers, mutual fund supermarkets, and the affiliates and subsidiaries of the Trust’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance; (6) facilitating communications with beneficial owners of Shares, including the cost of providing, or paying others to provide, services to beneficial owners of Shares, including, but not limited to, assistance in answering inquiries related to Shareholder accounts; and (7) such other services and obligations as are set forth in the Distribution Agreement.

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ADMINISTRATOR

Tidal ETF Services LLC (the “Administrator”), a Tidal Financial Group company and an affiliate of the Adviser, serves as the Fund’s administrator. The Administrator is located at 234 West Florida Street, Suite 700, Milwaukee, Wisconsin 53204. Pursuant to the Fund Administration Servicing Agreement between the Trust and the Administrator, the Administrator provides the Trust with, or arranges for, administrative, compliance, and management services (other than investment advisory services) to be provided to the Trust and the Board. Pursuant to the Fund Administration Servicing Agreement, officers or employees of the Administrator serve as the Trust’s principal executive officer, principal financial officer, and chief compliance officer, the Administrator coordinates the payment of Fund-related expenses, and the Administrator manages the Trust’s relationships with its various service providers. As compensation for the services it provides, the Administrator receives a fee based on the Fund’s average daily net assets, subject to a minimum annual fee. The Administrator also is entitled to certain out-of-pocket expenses for the services mentioned above.

The table below shows fees paid for administration services by the Adviser to the Administrator with respect to the Fund for the fiscal year/period indicated.

Fees Paid to the Administrator
August 20, 2025 (commencement of operations) to October 31, 2025	$9,726

SUB-ADMINISTRATOR AND TRANSFER AGENT

Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s sub-administrator and transfer agent.

Pursuant to a Fund Sub-Administration Servicing Agreement and a Fund Accounting Servicing Agreement between the Trust and Global Fund Services, Global Fund Services provides the Trust with administrative and management services (other than investment advisory services) and accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports. In this capacity, Global Fund Services does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Shares. As compensation for the administration, accounting and management services, the Adviser pays Global Fund Services a fee based on the Fund’s average daily net assets, subject to a minimum annual fee. Global Fund Services also is entitled to certain out-of-pocket expenses for the services mentioned above, including pricing expenses.

The table below shows fees paid for sub-administration services by the Adviser to Global Fund Services with respect to the Fund for the fiscal year/period indicated.

Fees Paid to the Sub-Administrator
August 20, 2025 (commencement of operations) to October 31, 2025	$5,349

CUSTODIAN

Pursuant to a Custody Agreement, U.S. Bank National Association (“U.S. Bank”), 1555 North Rivercenter Drive, Milwaukee, Wisconsin 53212, serves as the custodian (the “Custodian”) of the Fund’s assets. U.S. Bank is the parent company of Global Fund Services. The Custodian holds and administers the assets in the Fund’s portfolio. Pursuant to the Custody Agreement, the Custodian receives an annual fee from the Adviser based on the Trust’s total average daily net assets, subject to a minimum annual fee, and certain settlement charges. The Custodian also is entitled to certain out-of-pocket expenses.

LEGAL COUNSEL

Sullivan & Worcester LLP, 1251 Avenue of the Americas, 19th Floor, New York, NY 10020, serves as legal counsel for the Trust and the Independent Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd., 1835 Market Street, Suite 310, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Fund. Its services include auditing the Fund’s financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

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PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Board has adopted a policy regarding the disclosure of information about the Fund’s security holdings. The Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business and through financial reporting and news services including publicly available internet web sites. In addition, the composition of the Deposit Securities is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”).

DESCRIPTION OF SHARES

The Third Amended and Restated Declaration of Trust (“Declaration of Trust”) authorizes the issuance of an unlimited number of funds and shares. Each share represents an equal proportionate interest in the Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing Shares will not be issued. Shares, when issued, are fully paid and non-assessable.

Each Share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds in the Trust vote together as a single class, except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. The Trust will call for a meeting of shareholders to consider the removal of one or more Trustees and other certain matters upon the written request of shareholders holding at least a majority of the outstanding shares of the Trust entitled to vote at such meeting. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee or officer of the Trust, and upon the due approval of the Trustees, each person who is, or has been an employee or agent of the Trust, and, upon due approval of the Trustees, any person who is serving or has served at the Trust’s request as a director, officer, partner, trustee, employee, agent, or fiduciary of another organization with respect to any alleged acts or omissions while acting within the scope of a Trustee’s service in such a position. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for a Trustee’s willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for the Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser will rely upon their experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

The Adviser owes a fiduciary duty to its clients to seek to provide best execution on trades effected. In selecting a broker/dealer for each specific transaction, the Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution. “Best execution” is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/ dealers. The Adviser will also use electronic crossing networks (“ECNs”) when appropriate.

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Subject to the foregoing policies, brokers or dealers selected to execute the Fund’s portfolio transactions may include the Fund’s Authorized Participants (as discussed in “Purchase and Redemption of Shares in Creation Units — Procedures for Purchase of Creation Units” below) or their affiliates. An Authorized Participant or its affiliates may be selected to execute the Fund’s portfolio transactions in conjunction with an all-cash Creation Unit order or an order including “cash-in-lieu” (as described below under “Purchase and Redemption of Shares in Creation Units”), so long as such selection is in keeping with the foregoing policies. As described below under “Purchase and Redemption of Shares in Creation Units — Creation Transaction Fee” and “ — Redemption Transaction Fee”, the Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of the Fund’s shareholders, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to execute the Fund’s portfolio transactions in connection with such orders.

The Adviser may use the Fund’s assets for, or participate in, third-party soft dollar arrangements, in addition to receiving proprietary research from various full-service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Adviser does not “pay up” for the value of any such proprietary research. Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. The Adviser may receive a variety of research services and information on many topics, which it can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. The research services may include qualifying order management systems, portfolio attribution and monitoring services, and computer software and access charges which are directly related to investment research.

Accordingly, the Fund may pay a broker commission higher than the lowest available in recognition of the broker’s provision of such services to the Adviser, but only if the Adviser determines the total commission (including the soft dollar benefit) is comparable to the best commission rate that could be expected to be received from other brokers. The amount of soft dollar benefits received depends on the amount of brokerage transactions effected with the brokers. A conflict of interest exists because there is an incentive to (1) cause clients to pay a higher commission than the firm might otherwise be able to negotiate, (2) cause clients to engage in more securities transactions than would otherwise be optimal, and (3) only recommend brokers that provide soft dollar benefits.

The Adviser faces a potential conflict of interest when it uses client trades to obtain brokerage or research services. This conflict exists because the Adviser can use the brokerage or research services to manage client accounts without paying cash for such services, which reduces the Adviser’s expenses to the extent that the Adviser would have purchased such products had they not been provided by brokers. Section 28(e) permits the Adviser to use brokerage or research services for the benefit of any account it manages. Certain accounts managed by the Adviser may generate soft dollars used to purchase brokerage or research services that ultimately benefit other accounts managed by the Adviser effectively cross subsidizing the other accounts managed by the Adviser that benefit directly from the product. The Adviser may not necessarily use all of the brokerage or research services in connection with managing the Fund whose trades generated the soft dollars used to purchase such products.

The Adviser is responsible, subject to oversight by the Board, for placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Fund and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.

The Fund may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.

The table below shows brokerage commissions paid by the Fund for the fiscal period/year indicated.

Brokerage Commissions Paid
August 20, 2025 (commencement of operations) to October 31, 2025	$39,661

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Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund or the Adviser for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal period ended October 31, 2025, the Fund did not pay brokerage commissions to any registered broker-dealer affiliates of the Fund or the Adviser..

Directed Brokerage. For the fiscal period ended October 31, 2025, the Fund did not pay brokerage commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provided research or other brokerage services to the Adviser.

Securities of “Regular Broker-Dealers.” The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) that it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Fund are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Fund; or (iii) sold the largest dollar amounts of Shares.

For the fiscal period ended October 31, 2025, the Fund did not acquire any securities of its “regular brokers or dealers” or their parent companies.

PORTFOLIO TURNOVER RATE

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of the Fund’s purchases or sales of securities (excluding short-term securities and securities transferred in-kind) by the average market value of the Fund. A rate of 100% indicates that the equivalent of all of the Fund’s assets have been sold and reinvested in a year. High portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. Higher portfolio turnover also results in higher transaction costs. To the extent that net short-term capital gains are realized by the Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

The table below shows the portfolio turnover rate with respect to the Fund for the fiscal year/period indicated.

Portfolio Turnover
August 20, 2025 (commencement of operations) to October 31, 2025	0%

BOOK ENTRY ONLY SYSTEM

The Depository Trust Company (“DTC”) acts as securities depositary for Shares. Shares are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for Shares.

DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to in this SAI as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The Trust recognizes DTC or its nominee as the record owner of all Shares for all purposes. Beneficial Owners of Shares are not entitled to have Shares registered in their names, and will not receive or be entitled to physical delivery of Share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares.

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Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of Shares held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall act either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS

The Trust issues and redeems Shares only in Creation Units on a continuous basis through the Transfer Agent, without a sales load (but subject to transaction fees, if applicable), at their NAV per share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). The NAV of Shares is calculated each Business Day as of the scheduled close of regular trading on the NYSE, generally 4:00 p.m., Eastern Time. The Fund will not issue fractional Creation Units. A “Business Day” is any day on which the NYSE is open for regular trading.

Fund Deposit. The consideration for purchase of a Creation Unit of the Fund generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit and the Cash Component (defined below), computed as described below. Notwithstanding the foregoing, the Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of Shares (per Creation Unit) and the value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

The Fund, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of Shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

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The identity and number of Shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for the Fund may change from time to time.

Procedures for Purchase of Creation Units. To be eligible to place orders with the Transfer Agent to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party” (i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”)), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes.

All orders to purchase Shares directly from the Fund must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The order cut-off time for orders to purchase Creation Units is expected to be 1:00 p.m. Eastern time for the Fund, which time may be modified by the Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from the Fund in Creation Units must be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. On behalf of the Fund, the Transfer Agent will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Transfer Agent by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a sub-custody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the sub-custodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than 1:00 p.m. Eastern Time for the Fund (or such other time as specified by the Trust) on the contractual settlement date. If the Fund or its agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner to be received by the Custodian no later than the contractual settlement date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the contractual settlement date, the creation order may be cancelled. Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 1:00 p.m. Eastern Time for the Fund, with the Custodian on the contractual settlement date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 1:00 p.m. Eastern Time for the Fund on the contractual settlement date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

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Issuance of a Creation Unit. Except as provided in this SAI, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the required Deposit Securities (or the cash value thereof) have been delivered to the account of the Custodian (or sub-custodian, as applicable), the Transfer Agent and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The typical settlement date for each transaction will be within one day of the transaction (commonly referred to as “T+1”), unless the Fund and Authorized Participant agree to a different timeline for settlement or the transaction is exempt from the requirements of Rule 15c6-1 under the 1934 Act. Due to the schedule of holidays in certain countries, however, the delivery of Shares may take longer than one Business Day following the day on which the purchase order is received. In such cases, the local market settlement procedures will not commence until the end of local holiday periods. The Authorized Participant shall be liable to the Fund for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by 1:00 p.m. Eastern Time for the Fund (or such other time as specified by the Trust) on the contractual settlement date. If the Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Transfer Agent plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below under “Creation Transaction Fee,” may be charged. The delivery of Creation Units so created generally will occur no later than the contractual settlement date.

Acceptance of Orders of Creation Units. The Trust reserves the right to reject an order for Creation Units transmitted to it by the Transfer Agent with respect to the Fund including if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Authorized Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining Shares ordered, would own 80% or more of the currently outstanding Shares; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (f) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of Shares of each security in the Deposit Securities and the validity form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Notwithstanding the Trust’s ability to reject an order for creation units, the Trust will only do so in a manner consistent with any current or future SEC rulemaking or guidance relating thereto; provided that, no such suspension of the issuance of creation units will be done in a manner that impairs the arbitrage mechanism for investors.

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Creation Transaction Fee. A fixed purchase (i.e., creation) transaction fee, payable to the Custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard fixed creation transaction fee for the Fund, regardless of the number of Creation Units created in the transaction, can be found in the table below. The Fund may adjust the standard fixed creation transaction fee from time to time. The fixed creation fee may be waived on certain orders if the Custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the Fund, of up to the maximum percentage listed in the table below of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with buying the securities with cash. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders.

Fixed Creation Transaction Fee	Maximum Variable Transaction Fee
$300	2.00%

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities (defined below) from the Trust to their account or on their order.

Risks of Purchasing Creation Units. There are certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Fund, breaks them down into the constituent Shares, and sells those Shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.

Redemption. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF THE FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the list of the names and Share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Fund Securities—as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee, as applicable, as set forth below. If the Fund Securities have a value greater than the NAV of Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

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The typical settlement date for each redemption transaction will be within one day of the transaction (or T+1), unless the Fund and Authorized Participant agree to a different timeline for settlement or the transaction is exempt from the requirements of Rule 15c6-1 under the 1934 Act. Due to the schedule of holidays in certain countries, however, the receipt of redemption proceeds may take longer than one Business Day following the day on which the purchase order is received. In such cases, the local market settlement procedures will not commence until the end of local holiday periods.

Redemption Transaction Fee. A fixed redemption transaction fee, payable to the Custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard fixed redemption transaction fee for the Fund, regardless of the number of Creation Units redeemed in the transaction, can be found in the table below. The Fund may adjust the redemption transaction fee from time to time. The fixed redemption fee may be waived on certain orders if the Custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the Fund, of up to the maximum percentage listed in the table below of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with selling portfolio securities to satisfy a cash redemption. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders.

Fixed Redemption Transaction Fee	Maximum Variable Transaction Fee
$300	2.00%

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.

Procedures for Redemption of Creation Units. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to 1:00 p.m. Eastern time. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

Additional Redemption Procedures. In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such Shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank, or other custody providers in each jurisdiction in which any of Fund Securities are customarily traded, to which account the Fund Securities will be delivered. Deliveries of redemption proceeds will generally be made by the next Business Day following the trade date, as discussed above.

The Trust may in its discretion exercise its option to cause the Fund to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares of the Fund based on the NAV of Shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee, if applicable, and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

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Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status to receive Fund Securities.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

DETERMINATION OF NET ASSET VALUE

NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets, less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for the purpose of determining NAV. The NAV of the Fund is calculated by Global Fund Services and determined at the scheduled close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern Time) on each day that the NYSE is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.

In calculating the Fund’s NAV per Share, the Fund’s investments are generally valued using pricing service. The Fund may use various pricing services, or discontinue the use of any pricing service, as approved by the Adviser from time to time. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources. For assets traded on an exchange, the Fund may value investments using market valuations. A market valuation generally means a valuation (1) obtained from an exchange, a pricing service, or a major market maker (or dealer), (2) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (3) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share.

When market prices are not “readily available” or are deemed to be unreliable, consistent with Rule 2a-5 under the 1940 Act, the Trust and the Adviser have adopted procedures and methodologies wherein the Adviser, serving as the Fund’s Valuation Designee (as defined in Rule 2a-5), determines the fair value of Fund investments.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions, and Taxes.”

General Policies. The Fund intends to pay out dividends and interest income, if any, weekly, and distribute any net realized capital gains to its shareholders at least annually.

The Fund will declare and pay income and capital gain distributions, if any, in cash. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended, (the “Code”), in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

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The Fund makes additional distributions to the extent necessary (1) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (2) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the Fund’s eligibility for treatment as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income at the Fund level.

Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Fund issued by the Trust of the Fund at NAV per Share. Distributions reinvested in additional Shares will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

FEDERAL INCOME TAXES

The following is only a summary of certain U.S. federal income tax considerations generally affecting the Fund and its shareholders that supplements the discussion in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) made significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years before January 1, 2026. There were only minor changes with respect to the specific rules applicable to RICs, such as the Fund. The Tax Act, however, also made numerous other changes to the tax rules that may affect shareholders and the Fund. Subsequent legislation has modified certain changes to the U.S. federal income tax rules made by the Tax Act which may, in addition, affect shareholders and the Fund. You are urged to consult with your own tax advisor regarding how this legislation affects your investment in the Fund.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, local, or foreign taxes.

Taxation of the Fund. The Fund will elect and intends to qualify each year to be treated as a RIC under the Code. As such, the Fund should not be subject to federal income taxes on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. Generally, to be taxed as a RIC, the Fund must distribute in each taxable year at least 90% of its net investment income for the taxable year, which includes, among other items, dividends, interest, net short-term capital gain and net foreign currency gain, less expenses, as well as 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or foreign currencies, and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of the Fund’s taxable year, the Fund’s assets must be diversified so that (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).

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For purposes of the Diversification Requirement, exchange-traded options on a single security are, and listed over the counter options on a single security very likely are, treated as issued by the issuer of the underlying security, and not by the exchange or clearing house which legally issues the option. Thus, such options on a single security are treated as issued by a single issuer. Because the underlying security is issued by a regulated investment company, it is likely that options held by the Fund will not be subject to the rule that no more than 25% of the Fund’s asset at the close of any quarter be invested in the shares of any one issuer, so the Diversification Requirement would not be violated even if the value of options were to exceed one quarter of the Fund’s assets. There is no assurance that the Fund will be able to satisfy the Diversification Requirement. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the Diversification Test.

To the extent the Fund makes investments that may generate income that is not qualifying income, including certain derivatives, the Fund will seek to restrict the resulting income from such investments so that the Fund’s non-qualifying income does not exceed 10% of its gross income.

Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. The Fund is treated as a separate corporation for federal income tax purposes. The Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. The requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If the Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where the Fund corrects the failure within a specified period of time. To be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, the Fund may be required to dispose of certain assets. If these relief provisions were not available to the Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable to the shareholders of the Fund as ordinary income dividends, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by noncorporate shareholders, subject to certain limitations. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If the Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a fund-level tax on certain net built in gains recognized with respect to certain of its assets upon disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If the Fund determines that it will not qualify as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year, subject to special rules in the event the Fund makes an election under Section 4982(e)(4) of the Code, (commonly referred to as “post-October losses”), and certain other late-year losses.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to its shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

As of the most recent fiscal year ended October 31, 2025, the Fund had $598,493 in short-term capital loss carryovers, which do not expire.

The Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for either the one-year period ending on October 31 of that year, or, if the Fund makes an election under Section 4982(e)(4) of the Code, the Fund’s fiscal year, subject to an increase for any shortfall in the prior year’s distribution. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of the excise tax, but can make no assurances that all such tax liability will be eliminated.

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The Fund intends to distribute substantially all of its net investment income and net capital gain to shareholders for each taxable year. If the Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax at regular corporate rates to the extent any such income or gains are not distributed. The Fund may elect to designate certain amounts retained as undistributed net capital gain as deemed distributions in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their tax liabilities, and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

Taxation of Shareholders – Distributions. The Fund intends to distribute to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net long-term capital gains in excess of net short-term capital losses, taking into account any capital loss carryforwards). The distribution of investment company taxable income (as so computed) and net capital gain will be taxable to Fund shareholders regardless of whether the shareholders receive these distributions in cash or reinvest them in additional Shares.

The Fund (or your broker) will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends received deduction for corporate shareholders, and the portion of dividends which may qualify for treatment as qualified dividend income, which is taxable to non-corporate shareholders at long-term capital gain rates.

Distributions from the Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Distributions may be subject to state and local taxes.

Qualified dividend income includes, in general, subject to certain holding period and other requirements, dividend income from taxable domestic corporations and certain “qualified foreign corporations.” Subject to certain limitations, “qualified foreign corporations” include those incorporated in territories of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by the Fund from an ETF or an underlying fund taxable as a RIC or a REIT may be treated as qualified dividend income generally only to the extent so reported by such ETF, underlying fund or REIT. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

Fund dividends will not be treated as qualified dividend income if the Fund does not meet certain holding period and other requirements with respect to dividend paying stocks in its portfolio, or the shareholder does not meet certain holding period and other requirements with respect to the Shares on which the dividends were paid. Distributions by the Fund of its net short-term capital gains will be taxable to shareholders as ordinary income. Given the investment strategies of the Fund, it is unlikely that any dividends paid by the Fund will be qualified dividends or be eligible for the corporate dividends paid deduction.

In the case of corporate shareholders, certain dividends received by the Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the 50% dividends-received deduction. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend to be eligible. Capital gain dividends distributed to the Fund from other RICs are not eligible for the dividends-received deduction. To qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Shares, and, if they borrow to acquire or otherwise incur debt attributable to Shares, they may be denied a portion of the dividends-received deduction with respect to those Shares.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.

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In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Net Investment Income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

Shareholders who have not held Shares for a full year should be aware that the Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the applicable shareholder’s period of investment in the Fund. A taxable shareholder may wish to avoid investing in the Fund shortly before a dividend or other distribution, because the distribution will generally be taxable to the shareholder even though it may economically represent a return of a portion of the shareholder’s investment.

To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If the Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made for a taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher capital gain or lower capital loss when the Shares on which the distribution was received are sold. After a shareholder’s basis in the Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.

Taxation of Shareholders – Sale of Shares. A sale or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if Shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Shares will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term capital loss, rather than short-term capital loss, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such Shares (including any amounts credited to the shareholder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of Shares may be disallowed if substantially identical Shares are acquired (through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly acquired Shares will be adjusted to reflect the disallowed loss.

The cost basis of Shares acquired by purchase will generally be based on the amount paid for Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The Internal Revenue Service (“IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot currently be deducted under the rules governing “wash sales” (for a person, who does not mark-to-market its portfolio) or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Shares composing the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gains or losses. Any loss upon a redemption of Creation Units held for six months or less may be treated as long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

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The Trust, on behalf of the Fund, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares and if, pursuant to Section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Trust also has the right to require the provision of information necessary to determine beneficial Share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss may be deductible.

Taxation of Fund Investments. Certain of the Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the Fund’s ability to qualify as a RIC, affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without the Fund receiving cash with which to make distributions in amounts sufficient to enable the Fund to satisfy the RIC distribution requirements for avoiding fund-level income and excise taxes. The Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records to mitigate the effect of these rules and preserve its qualification for treatment as a RIC. To the extent the Fund invests in an underlying fund that is taxable as a RIC, the rules applicable to the tax treatment of complex securities will also apply to the underlying funds that also invest in such complex securities and investments. In addition, because the tax rules applicable to such instruments may be uncertain under current law, an adverse determination or future IRS guidance with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a RIC and avoid the Fund-level tax.

Backup Withholding. The Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that it is not subject to “backup withholding;” or (4) fails to provide a certified statement that it is a U.S. person (including a U.S. resident alien). The backup withholding rate is at a rate set under Section 3406 of the Code. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. federal income tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the United States.

Non-U.S. Shareholders. Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to a U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of Shares generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year (based on a formula that factors in presence in the U.S. during the two preceding years as well). Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

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Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold a generally nonrefundable 30% tax on distributions of net investment income paid to (a) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its account holders, among other items (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement between the United States and the foreign financial institution’s country of residence), and (b) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items. This FATCA withholding tax could also affect the Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

For foreign shareholders to qualify for an exemption from backup withholding, described above, the foreign shareholder must comply with special certification and filing requirements. Foreign shareholders in the Fund should consult their tax advisors in this regard.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation, except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are generally not permitted to offset losses from one unrelated trade or business against the income or gain of another unrelated trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders with respect to their shares of Fund income. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in the Fund if, for example, (1) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (2) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (3) Shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisers. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisers regarding these issues.

Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of the Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Issues. In those states which have income tax laws, the tax treatment of the Fund and shareholders with respect to distributions by the Fund may differ from federal tax treatment.

FINANCIAL STATEMENTS

The Fund’s audited financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the Fund’s Annual Certified Shareholder Report for the fiscal period ended October 31, 2025, are incorporated herein by reference. You may request a copy of the Fund’s annual report at no charge by calling (866) 864-3968 or through the Fund’s website at www.yieldmaxetfs.com.

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YieldMax® Bitcoin Option Income Strategy ETF (YBIT)

listed on NYSE Arca, Inc.

PROSPECTUS

February 27, 2026

The U.S. Securities and Exchange Commission (the “SEC”) has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

YieldMax® Bitcoin Option Income Strategy ETF - FUND SUMMARY

Investment Objective

The Fund’s primary investment objective is to seek current income. The Fund’s secondary investment objective is to seek exposure to the share price of select exchange-traded products, subject to a limit on potential investment gains.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.99%
Distribution and Service (12b-1) Fees	None
Other Expenses (includes interest and tax expense)	0.03%
Total Annual Fund Operating Expenses	1.02%

(1)	The Fund’s investment adviser, Tidal Investments, LLC (the “Adviser”) will pay, or require a sub-adviser to pay, all of the Fund’s expenses, except for the following: advisory and sub-advisory fees, interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), litigation expenses, and other non-routine or extraordinary expenses.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$104	$325	$563	$1,248

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. For the fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 29%  of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks current income while providing indirect exposure to the share price (i.e., the price returns) of one or more select U.S.-listed exchange-traded products (“ETP”) that seek exposure to Bitcoin, which is a “cryptocurrency,” (or an index of such ETPs) (each an “Underlying ETP” and collectively, (including when exposure is through an index of such ETPs), the “Underlying ETPs”), subject to participation in a portion of potential investment gains as a result of the nature of the options strategy it employs. Although Bitcoin may be referred to as a “cryptocurrency” it is not yet widely accepted as a means of payment. The Fund uses a synthetic covered call strategy that is designed to seek to generate options premiums and indirect exposure to the share price returns of one or more Underlying ETPs. In addition, the strategy is designed to produce a higher level of options premiums when the Underlying ETP experiences or Underlying ETPs experience, as applicable, more volatility.

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An Underlying ETP may include both:

●	an ETP that invests directly in Bitcoin as its primary underlying asset, and
●	an ETP that invests indirectly in Bitcoin via derivatives contracts based on Bitcoin’s prices.

The Fund does not invest directly in Bitcoin or any other digital assets. The Fund does not invest directly in derivatives that track the performance of Bitcoin or any other digital assets. The Fund does not invest in or seek direct exposure to the current “spot” or cash price of Bitcoin. Investors seeking direct exposure to the price of Bitcoin should consider an investment other than the Fund.

The Fund’s options contracts provide:

●	indirect exposure to the share price returns of each Underlying ETP,
●	options premiums, and
●	participation in a portion of gains, if any, of the share price returns of each Underlying ETP.

For more information, see sections “The Fund’s Use of the Underlying ETP Option Contracts” and “Synthetic Covered Call Strategy” below. The Fund’s investment adviser is Tidal Investments LLC (the “Adviser”).

Why invest in the Fund?

●	The Fund seeks to participate in a portion of the gains experienced by each Underlying ETP.
●	The Fund seeks to generate weekly cash distributions, which are not dependent on the price appreciation of an Underlying ETP.
●	The Fund seeks to generate weekly cash distributions from option premiums that could potentially be elevated due to the anticipated volatility associated with each Underlying ETP’s Bitcoin investments.

That is, although the Fund may not fully participate in gains in an Underlying ETP’s share price, the Fund’s portfolio is designed to generate options premiums.

An Investment in the Fund is not an investment in any Underlying ETP

●	The Fund’s strategy will capture only a portion of potential gains tied to a particular ETP if that Underlying ETP’s shares increase in value.
●	The Fund’s strategy is subject to all potential losses (in proportion to its allocation to an Underlying ETP), if the Underlying ETP’s shares decrease in value, which may not be offset by the options premiums received by the Fund.
●	The Fund does not invest directly in any Underlying ETP.
●	Fund shareholders are not entitled to any Underlying ETP’s distributions.

While the Fund seeks to provide current income pursuant to its investment objective, a portion (sometimes significant) of the Fund’s distributions may be classified as return of capital (“ROC”) for financial or tax reporting purposes. Generally speaking, ROC refers to the portion of a distribution from an investment that represents a return of the original investment (principal) rather than income or profit. Accordingly, such distributions do not necessarily reflect the Fund’s income or yield. See the prospectus section titled “Additional Information About the Fund” for more information about option premiums and ROC.

The Fund’s Use of the Underlying ETP Option Contracts

As part of the Fund’s synthetic covered call strategies, the Fund will purchase and sell a combination of standardized exchange-traded and FLexible EXchange® (“FLEX”) call and put option contracts that correspond to an Underlying ETP and whose values are based on the share price of such Underlying ETP.

●	In general, an option contract gives the purchaser of the option contract the right to purchase (for a call option) or sell (for a put option) the underlying asset (like shares of an Underlying ETP) at a specified price (the “strike price”).
●	If exercised, an option contract obligates the seller to deliver shares (for a sold or “short” call) or buy shares (for a sold or “short” put) of the underlying asset at a specified price (the “strike price”).
●	Options contracts must be exercised or traded to close within a specified time frame, or they expire. See the chart in section “Fund Portfolio” below for a description of the option contracts utilized by the Fund.

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Standardized exchange-traded options include standardized terms. FLEX options are also exchange-traded, but they allow for customizable terms (e.g., the strike price can be negotiated). For more information on FLEX options, see “Additional Information about the Fund – Exchange Traded Options Portfolio.”

The values of the Fund’s options contracts are based on the share price of the corresponding Underlying ETP, which gives the Fund the right or obligation to receive or deliver shares of such Underlying ETP on the expiration date of the applicable option contract in exchange for the stated strike price, depending on whether the option contract is a call option or a put option, and whether the Fund purchases or sells the option contract.

Synthetic Covered Call Strategy

In seeking to achieve its investment objective, the Fund will implement a “synthetic covered call” strategy using the standardized exchange-traded and FLEX options described above.

●	A traditional covered call strategy is an investment strategy where an investor (the Fund) sells a call option on an underlying security it owns.
●	A synthetic covered call strategy is similar to a traditional covered call strategy in that the investor sells a call option that is based on the value of the underlying security. However, in a synthetic covered call strategy, the investor (the Fund) does not own the underlying security, but rather seeks to synthetically replicate 100% of the price movements of the underlying security through the use of various investment instruments.

The Fund’s synthetic covered call strategy consists of the following three elements, each of which is described in greater detail farther below:

●	Synthetic long exposure to each Underlying ETP, which allows the Fund to seek to participate in the changes, up or down, in the price of the Underlying ETP’s shares.
●	Covered call writing (where each Underlying ETP’s call options are sold against the synthetic long portion of the strategy), which allows the Fund to generate options premiums.
●	U.S. Treasuries, which are used for collateral for the options, and which generate income.

1.	Synthetic Long Exposure

To achieve a synthetic long exposure to each Underlying ETP, the Fund will buy call options on each Underlying ETP and, simultaneously, sell put options on each Underlying ETP to try to replicate the price movements of the Underlying ETP. The call options purchased by the Fund and the put options sold by the Fund will generally have one-month to one-year terms and strike prices that are approximately equal to the then-current share price of their corresponding Underlying ETP at the time the contracts are purchased and sold, respectively. The combination of the long call options and sold put options provides the Fund with investment exposure equal to approximately 100% of their corresponding Underlying ETP for the duration of the applicable options exposure.

In addition to employing its synthetic options strategies described above, the Fund may achieve similar indirect exposure to each Underlying ETP by purchasing deep in-the-money (ITM) call options. Deep ITM call options have strike prices significantly below the current share price of the corresponding Underlying ETP, allowing the Fund to replicate the price movements of the Underlying ETP with minimal intrinsic value risk. The deep ITM call option approach may serve as an alternative to the synthetic long strategy or may be used in conjunction with it, depending on market conditions and the Adviser’s discretion.

2.	Covered Call Strategies

Covered Call Strategy

As part of its strategy, the Fund will write (sell) call option contracts on each Underlying ETP to generate options premiums. Since the Fund does not directly own the Underlying ETP, these written call options will be sold short (i.e., selling a position it does not currently own). The Fund will seek to capture a portion of each Underlying ETP’s share price appreciation (generally no more than 15%) in a given month. The call options written (sold) by the Fund will generally have an expiration of one month or less (the “Call Period”) and a strike price that is approximately 5%-15% above the then-current share price of their corresponding Underlying ETP at the time of such sales.

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It is important to note that the sale of the call option contracts on a particular Underlying ETP will limit the Fund’s participation in the appreciation in that Underlying ETP’s share price. If the share price of that Underlying ETP increases, the above-referenced synthetic long exposure alone would allow the Fund to experience similar percentage gains. However, if the Underlying ETP’s share price appreciates beyond the strike price of one or more of the sold (short) call option contracts, the Fund will lose money on those short call positions, and the losses will, in turn, limit the upside return of the Fund’s synthetic long exposure. As a result, the Fund’s overall strategy (i.e., the combination of the synthetic long exposure to an Underlying ETP and the sold (short) Underlying ETP call positions) will limit the Fund’s participation in gains in such Underlying ETP’s share price beyond a certain point.

Covered Call Spread Strategy

The Adviser will employ the Covered Call Spread Strategy when it believes it is a better strategy for the Fund as compared to the Covered Call Strategy. The Fund may write (sell) credit call spreads (described below) rather than stand-alone call option contracts to seek greater participation in the potential appreciation an Underlying ETP’s share price, while still generating net options premiums. The Adviser will primarily employ this covered call spread strategy when it believes that the share price of an Underlying ETP is likely to rise significantly in the short term (e.g., following a substantial selloff or overall positive market news). Additionally, the Adviser may use this strategy in other scenarios (e.g., if the market is undervaluing further out-of-the-money options relative to near-the-money options), where it believes the use of credit call spreads may prove more advantageous to the Fund’s total return than the covered call strategy.

A credit call spread involves selling a call option while simultaneously buying a call option with a higher strike price, both with the same expiration date. By writing credit call spreads, the Fund can potentially offset losses incurred from its short call positions if an Underlying ETP’s share price rises above the strike price.

3.	U.S. Treasuries

The Fund will hold short-term U.S. Treasury securities as collateral in connection with the Fund’s synthetic covered call strategy. The Fund may also invest in pooled vehicles (e.g., mutual funds and ETFs) that invest in U.S Treasuries.

The Fund intends to continuously maintain indirect exposure to each Underlying ETP through the use of options contracts. As the options contracts it holds are exercised or expire it may enter into new options contracts, a practice referred to as “rolling.” The Fund’s practice of rolling options may result in high portfolio turnover.

Fund’s Weekly Distributions

The Fund will seek to provide weekly cash distributions. The Fund will seek to generate such distributions in the following ways:

●	Writing (selling) call option contracts on each Underlying ETP as described above to generate options premiums. A premium, in this context, refers to the price the option buyer pays to the option seller (the Fund) for the rights granted by the option. The amount of these premiums is largely affected by the fluctuations in share prices of the Underlying ETP. However, other elements like interest rates can also influence the level of premiums.

●	Investing in short-term U.S. Treasury securities. The income generated by such securities will be influenced by interest rates at the time of investment.

●	In addition, the Fund’s use of the Synthetic Covered Call Spread Strategy may occasionally allow it to capture a substantial portion of any significant increase in the price of an Underlying ETP. When this happens, the Fund could receive profits exceeding the initial cost of the call options, and the Fund’s distributions may include some of those profits.

Information About Bitcoin

As noted above, the Fund does not invest directly in Bitcoin or any other digital assets. The Fund does not invest directly in derivatives that track the performance of Bitcoin or any other digital assets. The Fund does not invest in or seek direct exposure to the current “spot” or cash price of Bitcoin. Investors seeking direct exposure to the price of Bitcoin should consider an investment other than the Fund. However, the Underlying ETPs may invest directly or indirectly (e.g., via futures) in Bitcoin. The following provides an overview of Bitcoin, the Bitcoin Blockchain, the relationship between the two, as well as their use cases.

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Bitcoin Description:

Bitcoin, the first and most well-known digital asset, operates on a decentralized network using blockchain technology to facilitate secure and anonymous transactions. Bitcoin represents a digital asset that functions as a medium of exchange utilizing cryptographic protocols to secure transactional processes, control the creation of additional units, and verify the transfer of assets. Its operation on a decentralized blockchain network ensures both transparency and immutability of records, without the need for a central authority. This innovative technology underpinning Bitcoin allows for peer-to-peer transactions and provides a framework for digital scarcity, making Bitcoin a unique investment commodity within the digital currency landscape. Although Bitcoin is called a crypto currency or digital currency, it is not presently accepted widely as payment.

Bitcoin Blockchain Description:

The Bitcoin blockchain constitutes a decentralized, digital ledger technology that chronologically and publicly records all Bitcoin transactions. This technology is characterized by its use of blocks, which are structurally linked in a chain through cryptographic hashes. Each block contains a list of transactions that, once verified and added to the blockchain through a consensus process known as proof of work, becomes irreversible and tamper-evident. The integrity, transparency, and security of the transactional data are maintained autonomously within the Bitcoin network, eliminating the necessity for central oversight and facilitating trust in a peer-to-peer system.

The Relationship between Bitcoin and Bitcoin Blockchain:

Bitcoin is a digital asset that operates on the Bitcoin blockchain, a decentralized and cryptographic ledger system. The Bitcoin blockchain underpins the entire Bitcoin network, providing a secure and transparent mechanism for recording Bitcoin transactions. Each Bitcoin transaction is verified by network participants and permanently recorded on the Bitcoin blockchain, ensuring the integrity and traceability of the digital asset. Thus, while Bitcoin serves as a medium of exchange or store of value, the Bitcoin blockchain acts as the immutable record-keeping system that facilitates and authenticates the circulation and ownership of Bitcoin. This symbiotic relationship ensures that Bitcoin operates in a trustless and decentralized manner, with the Bitcoin blockchain maintaining the currency’s history and scarcity.

Bitcoin and Bitcoin Blockchain Use Cases:

Bitcoin and the Bitcoin blockchain serve as innovative financial instruments within the digital economy, offering multiple use cases. However, their adoption has been limited. Key applications include:

1.	Decentralized Transactions: Bitcoin facilitates peer-to-peer financial transactions globally without the need for intermediaries, reducing transaction costs and times. This feature makes it an attractive option for cross-border transfers and remittances. Bitcoin and the Bitcoin Blockchain were designed to be used as an alternative general purpose payment system and while bitcoin may be an attractive option for cross border transfers and remittances, it is presently not widely used as a means of payment.
2.	Store of Value: Due to its limited supply and decentralized nature, Bitcoin is perceived as a digital alternative to traditional stores of value like gold, potentially serving as a hedge against inflation and currency devaluation.
3.	Smart Contracts: While primarily associated with other blockchain platforms, the Bitcoin blockchain can execute smart contracts—self-executing contractual agreements with the terms directly written into code—thereby enabling automated and conditional transactions.
4.	Asset Tokenization: The Bitcoin blockchain provides a platform for tokenizing assets, converting rights to an asset into a digital token on the blockchain. This can include real estate, stocks, or other forms of assets, enhancing liquidity and market efficiency. At this time this functionality is limited. Unlike the scripting language of blockchain platforms like Ethereum, the scripting language of the Bitcoin Blockchain is not Turing complete, and thus more limited in terms of the types of smart contracts it can support.
5.	Digital Identity Verification: Leveraging the security and immutability of the Bitcoin blockchain, companies can develop digital identity verification systems, enhancing privacy and reducing identity theft. At this time, this functionality is limited.

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Fund Portfolio

The Fund’s principal holdings are described below:

YieldMax® Bitcoin Option Income Strategy ETF – Principal Holdings
Portfolio Holdings	Investment Terms	Expected Target Maturity
Long Exposure (synthetic long strategy) - Purchase Calls & Sell Puts Approach
Purchased call option contracts

“at-the-money” (i.e., the strike price is equal to the then-current share price of an Underlying ETP at the time of purchase) to provide exposure to positive price returns of the Underlying ETP.

If the share price of an Underlying ETP increases, these options will generate corresponding increases to the Fund.

1-month to 6-month expiration dates
Sold put option contracts

“at-the-money” (i.e., the strike price is equal to the then-current share price of their corresponding Underlying ETP at the time of sale).

They are sold to help pay for the purchased call options described above.

However, the sold put option contracts provide exposure to the full extent of any share price losses experienced by the corresponding Underlying ETP.

1-month to 6-month expiration dates
Purchased deep ITM call option contracts	The strike price is set significantly below the then-current share price of the Underlying ETP at the time of purchase.	1-month or less expiration dates
Sold (short) call option contracts (Covered Call Strategy)

The strike price is approximately 0%-15% more than the then-current share price of a particular Underlying ETP at the time of sale.

They generate options premiums. However, they also limit some potential positive returns that the Fund may have otherwise experienced from gains in the share price of a particular Underlying ETP.

1-month or less expiration dates
Sold (short) call option contracts (Credit Spread Strategy)

The strike price is approximately 0%-15% more than the then-current share price of an Underlying ETP at the time of sale.

Sold call option contracts provide inverse exposure to the full extent of any increases in the value experienced by an Underlying ETP, minus the premium received.

1-month or less expiration dates
Purchased call option contracts (Credit Spread Strategy)

“out-of-the-money” (i.e., the strike price is above the strike price of the corresponding Opportunistic Strategy sold call).

Bought call option contracts provide exposure to the full extent of any increases in the value experienced by an Underlying ETP above the option’s strike price.

1-month or less expiration dates
U.S. Treasury Securities and Cash

Multiple series of U.S. Treasury Bills supported by the full faith and credit of the U.S. government.

These instruments are used as collateral for the Fund’s derivative investments.

They will also generate income.

6-month to 2-year maturities

The market value of the cash and treasuries held by the Fund is expected to be between 50% and 100% of the Fund’s net assets and the market value of the options package is expected to be between 0% and 50% of the Fund’s net assets. In terms of notional value, the combination of these investment instruments provides indirect investment exposure to the Underlying ETP or Underlying ETPs, as applicable, equal to at least 95% of the Fund’s total assets.

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The Fund is classified as “non-diversified” under the 1940 Act.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in options contracts that utilize an Underlying ETP as the reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value.

There is no guarantee that the Fund’s investment strategy will be properly implemented, and an investor may lose some or all of its investment.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”) per share, trading price, yield, total return, and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund—Principal Risks of Investing in the Fund.”

An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.

Underlying ETP Risks. The Fund’s investment strategy, involving indirect exposure to Underlying ETPs that seek exposure to Bitcoin, is subject to the risks associated with Bitcoin and other digital assets. These risks include market volatility, regulatory changes, technological uncertainties, and potential financial losses. As with all investments, there is no assurance of profit, and investors should be cognizant of these specific risks associated with digital asset markets.

●	Underlying Bitcoin ETP Risks: Underlying ETPs that focus on Bitcoin, either through direct holdings or indirectly via derivatives like futures contracts, carry significant risks. These risks include high market volatility, which can be influenced by technological advancements, regulatory changes, and broader economic factors. When trading derivatives, liquidity risks and counterparty risks are substantial. Managing futures contracts can be complex and may affect the performance of an Underlying ETP. Additionally, each Underlying ETP, and consequently the Fund, is dependent on blockchain technology, which brings technological and cybersecurity risks, along with custodial challenges for securely storing digital assets. The constantly evolving regulatory and legal landscape presents continuous compliance and valuation difficulties. Risks related to market concentration and network issues in the digital asset sector further add complexity. Moreover, operational intricacies in managing digital assets and potential market volatility can lead to losses for each Underlying ETP.

●	Bitcoin Investment Risk: The Fund’s indirect investment in Bitcoin exposes it to the unique risks of this emerging innovation. Bitcoin’s price is highly volatile, and its market is influenced by the changing Bitcoin network, fluctuating acceptance levels, and unpredictable usage trends. Not being a legal tender and operating outside central authority systems like banks, Bitcoin faces potential government restrictions. For instance, some countries may limit or ban Bitcoin transactions, negatively impacting its market value.

The risks associated with Bitcoin include the possibility of fraud, theft, market manipulation, and security breaches in trading platforms. A small group of large Bitcoin holders, known as “whales,” can significantly influence Bitcoin’s price. The largely unregulated nature of Bitcoin and its trading venues heightens risks of fraudulent activities and market manipulation, which could affect Bitcoin’s price. For example, if a group of miners gains control over a majority of the Bitcoin network, they could manipulate transactions to their advantage. Historical instances have seen Bitcoin trading venues shut down due to fraud or security breaches, often leaving investors without recourse and facing significant losses.

Updates to Bitcoin’s software, proposed by developers, can lead to the creation of new digital assets, or “forks,” if not broadly adopted. This can impact Bitcoin’s demand and the Fund’s performance. The extreme volatility of Bitcoin’s market price can result in shareholder losses. Furthermore, the operation of Bitcoin exchanges may be disrupted or cease altogether due to various issues, further affecting Bitcoin’s price and the Fund’s investments.

The value of Bitcoin has historically been subject to significant speculation, making trading and investing in Bitcoin reliant on market sentiment rather than traditional fundamental analysis.

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Bitcoin’s price can be influenced by events unrelated to its security or utility, including instability in other speculative areas of the crypto/blockchain space, potentially leading to substantial declines in its value.

Risks associated with crypto asset trading platforms include fragmentation, regulatory non-compliance, and the possibility of enforcement actions by regulatory authorities, which could impact the valuation of Bitcoin-linked derivatives held by the Underlying ETPs.

The security of the Bitcoin blockchain may be compromised if a single miner or group controls more than 50% of the network’s hashing power, where hashing power refers to the computational capacity used to validate and secure transactions on the blockchain.

Proposed changes to the Bitcoin protocol may not be universally adopted, leading to the creation of competing blockchains (forks) with different assets and participants, exemplified by past forks like Bitcoin Cash and Bitcoin SV.

The Bitcoin blockchain protocol may contain vulnerabilities that attackers could exploit to disrupt its operation, potentially compromising the security and reliability of the network.

Emerging alternative public blockchains, particularly those emphasizing privacy through technologies like zero-knowledge cryptography, pose risks and challenges to the dominance of the Bitcoin blockchain as a payment system.

Common impediments to adopting the Bitcoin blockchain as a payment network include slow transaction processing, variability in transaction fees, and the volatility of Bitcoin’s price, which may deter widespread adoption by businesses and consumers.

The development and use of “Layer II solutions” are critical for the scalability and functionality of the Bitcoin blockchain, but they also introduce risks such as off-chain transaction execution, which could affect transparency and security. Layer II solutions are off-chain protocols that improve scalability and reduce transaction costs by processing transactions outside the main blockchain network.

Adoption and use of other blockchains supporting advanced applications like smart contracts present challenges to the dominance of the Bitcoin blockchain, potentially impacting its long-term relevance and utility in the evolving landscape of blockchain technology.

●	Digital Assets Risk: Digital assets like Bitcoin, designed as mediums of exchange, are still an emerging asset class. They operate independently of any central authority or government backing and are subject to regulatory changes and extreme price volatility. The trading platforms for digital assets are relatively new, largely unregulated, and thus more vulnerable to fraud and failures compared to traditional, regulated exchanges. Shutdowns of these platforms due to fraud, technical glitches, or security issues can significantly affect digital asset prices and market volatility.

●	Digital Asset Markets Risk: The digital asset market, particularly Bitcoin, has experienced considerable volatility, leading to market disruptions and erosion of confidence among market participants. This instability and the resultant negative publicity could adversely affect the Fund’s reputation and trading prices. Ongoing market turbulence could significantly impact the value of the Fund’s share.

●	Blockchain Technology Risk: Blockchain technology, which underpins Bitcoin and other digital assets, is relatively new, and many of its applications are untested. The adoption of blockchain and the development of competing platforms or technologies could affect its usage. Investments in companies or vehicles that utilize blockchain technology are subject to market volatility and may experience lower trading volumes compared to more established industries. Additionally, regulatory changes, internet disruptions, cybersecurity incidents, and intellectual property disputes could further affect the adoption and functionality of blockchain technology.

●	Potentially No 1940 Act Protections. It is expected that one or more Underlying ETPs will not be registered as an investment company subject to the 1940 Act. Accordingly, investors in such an Underlying ETP would not have the protections expressly provided by that statute, including: provisions preventing Underlying ETP insiders from managing an Underlying ETP to their benefit and to the detriment of shareholders; provisions preventing an Underlying ETP from issuing securities having inequitable or discriminatory provisions; provisions preventing management by irresponsible persons; provisions preventing the use of unsound or misleading methods of computing Underlying ETP earnings and asset value; provisions prohibiting suspension of redemptions (except under limited circumstances); provisions limiting fund leverage; provisions imposing a fiduciary duty on fund managers with respect to receipt of compensation for services; and provisions preventing changes in an Underlying ETP’s character without the consent of shareholders. Although the Fund invests in one or more Underlying ETPs only indirectly, the Fund’s investments are expected to be subject to loss as a result of these risks.

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Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets including stocks, bonds, commodities, currencies, interest rates, indexes or exchange-traded products (“ETPs”), including ETFs, exchange-traded notes (“ETNs”) and exchange traded commodities (“ETCs”) that hold or offer exposure to one or more of the foregoing assets. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of an Underlying ETP and its related derivatives, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund in particular, the value of the options contracts in which it invests is substantially influenced by the share price of the related Underlying ETP. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. The options held by the Fund are exercisable at the strike price on their expiration date. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate as the underlying instrument. There may at times be an imperfect correlation between the movement in the values of an options contract and its underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, as the Fund intends to continuously maintain indirect exposure to one or more Underlying ETPs through the use of options contracts, as the options contracts it holds are exercised or expire it will enter into new options contracts, a practice referred to as “rolling.” If the expiring options contracts do not generate proceeds enough to cover the cost of entering into new options contracts, the Fund may experience losses.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. This risk is greater for the Fund as it seeks to hold options contracts on a single security, and not a broader range of options contracts, which may limit the number of clearing members that are willing to transact on the Fund’s behalf. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

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Price Participation Risk. The Fund employs an investment strategy that includes the sale of call option contracts, which limits the degree to which the Fund will participate in increases in the share price of an Underlying ETP over the Call Period. This means that if the Underlying ETP’s share price experiences an increase in value above the strike price of the sold call options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying ETP over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in the share price of an Underlying ETP over each Call Period, but has full exposure to any decreases in the share price of such Underlying ETP over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the values of the Fund’s options contracts, which are based principally on the share price of their corresponding Underlying ETP. The degree of participation in each Underlying ETP’s share price gains that the Fund will experience will depend on the Fund’s allocation to the Underlying ETP, as well as prevailing market conditions, especially market volatility, at the time the Fund sells the call option contracts and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of the related Underlying ETP, changes in interest rates, changes in the actual or perceived volatility of the related Underlying ETP and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the share price of the Underlying ETP changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the share price returns of the Underlying ETP or Underlying ETPs, as the case may be. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options premiums on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the share price of each Underlying ETP will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than the cumulative net change experienced by the share price of each Underlying ETP.

Distribution Risk. The Fund seeks to provide weekly cash distributions. There is no assurance that the Fund will make a distribution in any given week. If the Fund does make distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment. In addition, while each Underlying ETP may pay dividends, the Fund’s returns will not include any dividends paid by an Underlying ETP, and any income generated by the Fund may be less than the income generated by a direct investment in one or more Underlying ETPs.

NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Call Strategy Risks. The path dependency (i.e., the continued use) of the Fund’s call writing strategy will impact the extent that the Fund participates in the positive price returns of an Underlying ETP and, in turn, the Fund’s returns, both during the term of the sold call options and over longer time periods. If, for example, each month the Fund were to sell 7% out-of-the-money call options on an Underlying ETP having a one-month term, the Fund’s participation in the positive price returns of the Underlying ETP will be capped at 7% in any given month. However, over a longer period (e.g., 5 months), the Fund should not be expected to participate fully in the first 35% (i.e., 5 months x 7%) of the positive price returns of the Underlying ETP, or the Fund may even lose money, even if the Underlying ETP share price has appreciated by at least that much over such period, if during any month over that period the Underlying ETP had a return less than 7%. This example illustrates that both the Fund’s participation in the positive price returns of an Underlying ETP and its returns will depend not only on the share prices of an Underlying ETP but also on the path that the Underlying ETP’s share price take over time. Additionally, when implementing the Covered Call Spread Strategy, the use of credit call spreads introduces further complexities and risks. While purchasing a higher-strike call option limits potential losses from the short call position, it also reduces the net premium received, which may result in lower overall returns compared to a stand-alone covered call strategy. If the price of an Underlying ETP rises rapidly, the call spread may still cap upside participation, leading to missed profit opportunities. Furthermore, market conditions, such as mispricing between near-the-money and further out-of-the-money options, may impact the effectiveness of the strategy, potentially resulting in lower-than-expected returns or increased losses. The relative pricing of options at different strike levels can vary due to volatility shifts, liquidity constraints, or other market dynamics, adding an additional layer of uncertainty to the Fund’s performance under this strategy.

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ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. By paying out higher annual capital gain distributions, investors may be subjected to increased capital gains taxes. Additionally, there may be brokerage costs or taxable gains or losses that may be imposed on the Fund in connection with a cash redemption that may not have occurred if the Fund had made a redemption in-kind. These costs could decrease the value of the Fund to the extent they are not offset by a transaction fee payable by an AP.

Costs of Buying or Selling Shares.. Buying or selling Shares involves certain costs, including brokerage commissions, other charges imposed by brokers, and bid-ask spreads. The bid-ask spread represents the difference between the price at which an investor is willing to buy Shares and the price at which an investor is willing to sell Shares. The spread varies over time based on the Shares’ trading volume and market liquidity. The spread is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Due to the costs of buying or selling Shares, frequent trading of Shares may reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single security, such as those of an Underlying ETP being halted or a market wide closure, settlement prices for such contracts will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.

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High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater for the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with an Underlying ETP. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

Newer Fund Risk. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors have only a limited track record or history on which to base their investment decisions. There can be no assurance that the Fund will grow to or maintain an economically viable size.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Focused Portfolio Risk: The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in investments that provide indirect exposure to Bitcoin.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of options it holds is never 25% of the total value of Fund assets at the close of any quarter. In particular, in combination with the Fund’s use of a “synthetic” strategy (i.e., purchasing exposure to the Underlying ETP through a combination of put and call options), the Fund maintains a portfolio of treasury securities, which are expected to enable the Fund to meet the diversification requirements. If the Fund’s investments in options were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

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U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Performance

The following performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s  performance over time. The following bar chart shows the Fund’s annual returns. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information is available on the Fund’s website at www.yieldmaxetfs.com.

Calendar Year Ended December 31,

During the period of time shown in the bar chart, the Fund’s highest quarterly return was 26.62% for the quarter ended June 30, 2025 and the lowest quarterly return was -20.04% for the quarter ended December 31, 2025.

Average Annual Total Returns

For the Periods Ended December 31, 2025

	1 Year	Since Inception April 22, 2024
Return Before Taxes	-1.63%	0.83%
Return After Taxes on Distributions	-4.33%	-4.46%
Return After Taxes on Distributions and Sale of Fund Shares	1.04%	0.04%
S&P 500® Total Return Index (reflects no deduction for fees, expenses, or taxes)(1)	17.88%	21.83%

(1)	The S&P 500® Total Return Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred or other tax-advantaged arrangements such as an individual retirement account (“IRA”).

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Management

Investment Adviser: Tidal Investments LLC serves as investment adviser to the Fund.

Portfolio Managers:

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Jay Pestrichelli, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2024.

Scott Snyder, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since of February 2026.

Matt Brandt, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since of February 2026.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (APs) (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

Information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and the median bid-ask spreads can be found on the Fund’s website at www.yieldmaxetfs.com.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless an investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND

Investment Objective

The primary investment objective of the YieldMax® Bitcoin Option Income Strategy ETF (the “Fund”) is to seek current income. The Fund’s secondary investment objective is to seek exposure to the share price of one or more Underlying ETPs, subject to a limit on potential investment gains.

An investment objective is fundamental if it cannot be changed without the consent of the holders of a majority of the outstanding Shares. The Fund’s investment objective has not been adopted as a fundamental investment policy and therefore the Fund’s investment objective may be changed without the consent of that Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of Tidal Trust II (the “Trust”) and at least 60 days’ written notice to shareholders.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in options contracts that utilize an Underlying ETP as the reference asset. For purposes of compliance with this investment policy, derivative contracts will be valued at their notional value. The Fund’s 80% policy is non-fundamental and can be changed without shareholder approval. However, Fund shareholders would be given at least 60 days’ notice prior to any such change.

When selecting Underlying ETPs on which to trade options, the Adviser focuses primarily on the following two key factors:

●	Preference for Underlying ETPs that hold “physical” or “spot” Bitcoin over ETPs that reference Bitcoin indirectly via futures contracts.
●	Selection of Underlying ETPs that have sufficient option liquidity to support the Fund’s trading activities.

Synthetic Exposure to Underlying ETP Price Returns

●	The Fund purchases call option contracts on the Underlying ETPs generally having one-month to six-month terms and strike prices equal to the then-current price of the Underlying ETPs at the time of the purchases to provide the Fund indirect exposure to the upside price returns of the Underlying ETPs. As a buyer of call option contracts, the Fund pays a premium to the seller of the options contracts to obtain the right to participate in the price returns of an Underlying ETP beyond the strike price of the purchased call option contract at expiration (or earlier, if the Fund closes the option contract prior to expiration); and

●	The Fund simultaneously sells put option contracts on an Underlying ETP to help pay the premium of the purchased call option contracts on the Underlying ETP. The Fund sells put option contracts that also generally have one-month to six-month terms and strike prices equal to the then-current price of an Underlying ETP at the time of the sales to provide the Fund exposure to the downside price returns of the Underlying ETP. As a seller of a put option contract, the Fund receives a premium from the buyer of the option contract in exchange for the Fund’s obligation, if exercised, to purchase an Underlying ETP at the strike price if the buyer exercises the option contract.

●	The combination of the purchased call options and the sold put options provides the Fund with indirect investment exposure equal to approximately 100% of the applicable Underlying ETP for the duration of the applicable options exposure.

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Weekly Distributions

●	The Fund sells call option contracts that are based on the value of an Underlying ETP to generate option premiums. On a monthly basis or more frequently, the Fund will sell call option contracts on an Underlying ETP with expiration dates of approximately one month or less in the future at strike prices that are approximately equal to 0%-15% above the then-current share price of the Underlying ETP. By doing so, the Fund gives up the potential to fully participate in an Underlying ETP’s gains, if any, beyond the strike price of the sold call options in exchange for call option premium. If the price of an Underlying ETP is less than the call option’s strike price at the expiration of the contract, the option contract will expire worthless and the Fund’s return on the sold call position will be the premium originally received for selling the option contract. If the price of an Underlying ETP is greater than the strike price at the expiration of the option contract, the Fund will typically forgo all of the returns that exceed the strike price of the option contract, and there will be a cost to “close out” the now in-the-money call options. The short call options are “closed out” (repurchased) prior to their expiration so that the Fund will not get assigned the, now, in-the-money call options. At times the call options may be “rolled” instead of simply closed. This is to say, new call options are simultaneously sold to open a new short call position, while the previously sold calls are repurchased to close out the original short call position.

●	The Fund purchases multiple series of U.S. Treasury securities to collateralize the options contracts they sell. The U.S. Treasury securities also provide income.

Covered Call Strategy:

When employing its covered call strategy, the Fund’s sale of call option contracts to generate options premiums will limit the degree to which the Fund will participate in increases in the share price of an Underlying ETP. This means that if the Underlying ETP experiences an increase in the share price, the Fund will likely not experience that increase to the same extent (i.e., there is no participation beyond the level of the strike price of the sold call option contracts) and may result in the Fund significantly underperforming the Underlying ETP. The degree of participation in an Underlying ETP’s gains will depend on the strike price of the short call option contracts and prevailing market conditions, especially market volatility, at the time the Fund sells the call option contracts. The potential for upside returns on an Underlying ETP will also depend on whether the Fund fully “covers” its potential upside price return exposure to the Underlying ETP by virtue of its sold call option contracts. If the Fund fully covers the upside price return exposure to an Underlying ETP, the Fund’s potential upside to the Underlying ETP’s price returns will be completely capped at the sold call options’ strike price, meaning the Fund may forgo all price returns experienced by the Underlying ETP beyond the strike price. If the Fund partially covers its potential upside return exposure with the sold call option, the Fund will have muted returns beyond the strike price of the sold call option to the extent that the Underlying ETP’s share price appreciates beyond the strike price.

The sale of call option contracts will offset losses experienced by an Underlying ETP only to the extent of premiums received from such sold call option contracts. The Fund expects to participate in all the Underlying ETP price return losses over the duration of the options contracts (e.g., if the Underlying ETP decreases in value by 5%, the Fund should be expected to decrease in value by approximately 5%, before Fund fees and expenses) beyond the sold call option contract premiums received.

Credit Call Spread Strategy:

When employing its Credit Call Spread Strategy, the Fund’s sale of call option contracts, paired with the purchase of higher strike call option contracts, aims to generate options premiums while still allowing for potential indirect participation in increases in the share price of an Underlying ETP above the strike of the higher price call option which was bought. However, this strategy may nonetheless still limit the degree to which the Fund fully participates in such increases as the Fund will not participate (directly or indirectly) in any appreciation between the strikes of the sold call option and bought call option.

The sale of credit call spreads will offset losses experienced by an Underlying ETP’s share price only to the extent of premiums received from such sold call option contracts. The Fund expects to participate in all of the Underlying ETP’s losses beyond the options premiums received. For instance, if an Underlying ETP decreases in value by 5%, the Fund should be expected to decrease in value by approximately 5%, before Fund fees and expenses, beyond the options premiums received.

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Examples:

The following table provides an overview of the Fund’s anticipated performance versus various changes in the share price of an Underlying ETP when the Covered Call Strategy is employed.

Price Movement of Underlying ETP	Anticipated Fund Performance & Performance Relative to Underlying ETP*
Slow rise in share price	Increase in Fund NAV – Outperformance vs Underlying ETP
Decline in share price or flat performance	Decline or flat Fund NAV – Outperformance vs Underlying ETP
Significant price appreciation	Increase in Fund NAV – Significant underperformance vs Underlying ETP

The following table provides an overview of the Fund’s anticipated performance versus various changes in the share price of an Underlying ETP when the Credit Call Spread Strategy is employed.

Price Movement of Underlying ETP	Anticipated Fund Performance & Performance Relative to Underlying ETP*
Slow rise in share price	Increase or flat Fund NAV – Outperformance vs Underlying ETP
Decline in share price or flat performance	Decline or flat Fund NAV – Outperformance vs Underlying ETP
Significant price appreciation	Increase in Fund NAV – Underperformance to Underlying ETP

* The Fund’s actual NAV performance and performance against the price of an Underlying ETP may differ, primarily due to path dependency and strike selection as discussed above. Also, please see Price Participation Risk and Call Writing Strategy Risk.

Potential Upside Participation – Covered Call Strategy vs Credit Call Spread Strategy

To further illustrate how the Fund’s credit call spread strategy results in greater upside participation, the following examples compare the outcomes of a hypothetical covered call and a covered call spread. These scenarios demonstrate how the Fund’s use of its credit call spread strategy can lead to increased potential appreciation of an Underlying ETP’s share price while still generating net options premiums. Additionally, the examples highlight the estimated amount or limits on the greater participation in potential appreciation as compared to a covered call option contract strategy.

Examples:

Scenario 1 (Covered Call Strategy): Selling a Covered Call on an Underlying ETP

●       Underlying ETP Share Price: $100

●       Strike Price of Sold Covered Call: $105

●       Premium Received: $2

Outcome if the share price of the Underlying ETP increases to $110:

1.       Share Price Increase: The Fund does not participate in the Underlying ETP’s gain above $105 because the Fund sold a call struck at $105.

  ○       Gain on Underlying ETP: $5 (i.e., $105 - $100 = $5)

2.       Call Premium: Fund retains the initial $2 premium.

3.       Total Gain: $7 (i.e., $5 gain on Underlying ETP, plus $2 premium)

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Scenario 2 (Credit Call Spread Strategy): Selling a Covered Call Spread on an Underlying ETP

●       Underlying ETP Share Price: $100

●       Strike Prices of Covered Call Spread: Sold Call at $100, Purchased Call at $102.50

●       Net Premium Received: $2

Outcome if the share price of the Underlying ETP increases to $110:

1.       Share Price Increase: The Fund does not participate in the Underlying ETP’s gain between $100 and $102.50 because the Fund sold a call struck at $100 and purchased a call struck at $102.50.

2.       Net Premium: The Fund retains the net premium of $2.

3.       Long Call Gain: The Fund participates in the Underlying ETP’s gain above $102.50 because the Fund purchased a call struck at $102.50, which results in a $7.50 gain (i.e., $110 - $102.50 = $7.50)

4.       Total Gain: $9.50 (i.e., share price increase $0, plus $2 net premium, plus $7.50 gain on the purchased call)

Comparison:

●       Covered Call: Gain is capped at $7, as participation in the Underlying ETP’s gain is capped at the sold call’s $105 strike price.

●       Covered Call Spread: Gain is $9.50, as the call spread provides additional upside participation beyond the purchased call’s $102.50 strike price. Furthermore, the Fund’s gain potential is not capped (i.e., if the value of the Underlying ETP’s share price increases further, the Fund’s gain would also increase further).

Conclusion:

In this scenario where an Underlying ETP increases to $110, the opportunistic covered call spread strategy yields a higher total gain of $9.50 compared to the $7 gain from selling a simple covered call. The covered call spread allows the Fund to participate in potential upside beyond the strike price of the purchased call, resulting in the potential for additional gains to the Fund.

Further, if an Underlying ETP’s share price increases further beyond the strike price of the purchased call, the opportunistic covered call spread strategy allows for continued participation in the upside through the increasing value of the purchased call. This results in the potential for additional gains for the Fund. In contrast, the standard covered call strategy’s gain potential is capped at the strike price of the sold call.

There is no guarantee that the Fund’s investment strategy will be properly implemented, and an investor may lose some or all of its investment.

The Fund’s NAV is dependent on the value of the Fund’s options contracts, which are based principally upon the share prices of the Underlying ETPs, the volatility of the Underlying ETPs, which influences short call prices, and the time remaining until the expiration date of the short call option contracts. The Fund’s synthetic long exposure strategy will effectively allow that portion of the Fund’s assets to move in synch with the daily changes in the Underlying ETPs’ share prices.

However, the Fund’s participation in the potential upside in Underlying ETP returns is limited by virtue of its sold option contract positions. The degree to which a shareholder may benefit from the upside exposure to the Underlying ETPs obtained by the Fund will depend on the time at which the investor purchases Shares of the Fund and the price movements of the Underlying ETPs. At any given time, there may be limited upside potential. If the prices of Underlying ETPs are near or have exceeded the strike price of the Fund’s sold call option contracts when an investor purchases Shares, such investor may have little to no upside potential remaining until the current short calls are replaced by a new set of short call, as well as remain vulnerable to significant downside risk, including the loss of their entire investment.

The Fund will invest significantly in short-term (6-month to 2-year) U.S. Treasury securities as collateral in connection with the Fund’s synthetic covered call strategy. U.S. Treasury securities are government debt instruments issued by the United States Department of the Treasury and are backed by the full faith and credit of the United States government. The Fund’s investments in U.S. Treasury securities contribute to the weekly distributions sought by the Fund.

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Options Premiums – Income/Return of Capital

Receipt of an option premium does not always represent income. Depending on whether the transaction as a whole results in a gain or loss, such amounts may be treated for accounting or tax purposes as income or as a return of capital (“ROC”). ROC represents a return of a shareholder’s own invested capital and does not reflect traditional income such as dividends or interest. A portion (sometimes a significant portion) of the Fund’s cash distributions may be classified as ROC, which generally refers to the portion of a distribution that represents a return of the original investment (principal) rather than income or profit. Accordingly, such distributions do not necessarily reflect traditional income or yield, and receipt of an option premium could ultimately result in a net loss on the transaction if offset by subsequent closing transactions, exercise or settlement.

Exchange Traded Options Portfolio

The Fund will purchase and sell a combination of call and put exchange-traded options contracts. In general, put options give the holder (i.e., the buyer) the right to sell an asset (or deliver the cash value of the asset, in case of certain put options) and the seller (i.e., the writer) of the put has the obligation to buy the asset (or receive cash value of the asset, in case of certain put options) at a certain defined price. Call options give the holder (i.e., the buyer) the right to buy an asset (or receive cash value of the asset, in case of certain call options) and the seller (i.e., the writer) the obligation to sell the asset (or deliver cash value of the asset, in case of certain call options) at a certain defined price.

FLEX options are customized options contracts that trade on an exchange but provide investors with the ability to customize key contract terms like strike price, style and expiration date while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of “over-the-counter” (“OTC”) options positions. Like traditional exchange-traded options, FLEX Options are guaranteed for settlement by the OCC, a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts.

The FLEX options in which the Fund may invest are all European style options (options that are exercisable only on the expiration date). The FLEX options are listed on the Chicago Board Options Exchange.

The Fund will use the market value of its derivatives holdings for the purpose of determining compliance with the 1940 Act and the rules promulgated thereunder. Since the options held by the Fund are exchange-traded, these will be valued on a mark-to-market basis. In the event market prices are not available, the Fund will use fair value pricing pursuant to the fair value procedures adopted by the Adviser.

Notional Value Explanation

“Notional value” refers to the “face” value of a Fund investment, rather than the amount of capital the Fund has actually committed. It represents the total value of the Fund’s position, rather than its equity in that position. Essentially, it reflects the full value of a leveraged position in the market, even if the Fund uses a fraction of that amount as collateral.

Manager of Managers Structure

Although the Fund is not currently sub-advised, the Fund and the Adviser have received exemptive relief from the SEC permitting the Adviser (subject to certain conditions and the approval of the Board) to change or select new unaffiliated sub-advisers without obtaining shareholder approval. The relief also permits the Adviser to materially amend the terms of agreements with an unaffiliated sub-adviser (including an increase in the fee paid by the Adviser to the unaffiliated sub-adviser (and not paid by the Fund)) or to continue the employment of an unaffiliated sub-adviser after an event that would otherwise cause the automatic termination of services with Board approval, but without shareholder approval. Shareholders will be notified of any unaffiliated sub-adviser changes. The Adviser has the ultimate responsibility, subject to oversight by the Board, to oversee a sub-adviser and recommend their hiring, termination and replacement. The exemptive relief applies to sub-advisers that are either wholly-owned by the Adviser or its parent company, as well as to unaffiliated sub-advisers, including those whose affiliation arises solely from their sub-advisory relationship.

Investments by Registered Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. However, registered investment companies are permitted to invest in other investment companies beyond the limits set forth in Section 12(d)(1) in recently adopted rules under the 1940 Act, subject to certain conditions. The Fund may rely on Rule 12d1-4 of the 1940 Act, which provides an exemption from Section 12(d)(1) that allows the Fund to invest beyond the limits set forth in Section 12(d)(1) if the Fund satisfies certain conditions specified in Rule 12d1-4, including, among other conditions, that the Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company).

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Principal Risks of Investing in the Fund

There can be no assurance that the Fund will achieve its investment objective. The following information is in addition to, and should be read along with, the description of the Fund’s principal investment risks in the section titled “Fund Summary— Principal Investment Risks” above. Following the Fund-specific Underlying ETP risks, the remaining principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Call Strategies Risks. The path dependency (i.e., the continued use) of the Fund’s call writing strategy will impact the extent that the Fund participates in the positive price returns of an Underlying ETP and, in turn, the Fund’s returns, both during the term of the sold call options and over longer time periods. If, for example, each month the Fund were to sell 7% out-of-the-money call options on an Underlying ETP having a one-month term, the Fund’s participation in the positive price returns of the Underlying ETP will be capped at 7% in any given month. However, over a longer period (e.g., 5 months), the Fund should not be expected to participate fully in the first 35% (i.e., 5 months x 7%) of the positive price returns of the Underlying ETP, or the Fund may even lose money, even if the Underlying ETP share price has appreciated by at least that much over such period, if during any month over that period the Underlying ETP had a return less than 7%. This example illustrates that both the Fund’s participation in the positive price returns of an Underlying ETP and its returns will depend not only on the share prices of an Underlying ETP but also on the path that the Underlying ETP’s share prices take over time. Additionally, when implementing the Covered Call Spread Strategy, the use of credit call spreads introduces further complexities and risks. While purchasing a higher-strike call option limits potential losses from the short call position, it also reduces the net premium received, which may result in lower overall returns compared to a stand-alone covered call strategy. If the price of an Underlying ETP rises rapidly, the call spread may still cap upside participation, leading to missed profit opportunities. Furthermore, market conditions, such as mispricing between near-the-money and further out-of-the-money options, may impact the effectiveness of the strategy, potentially resulting in lower-than-expected returns or increased losses. The relative pricing of options at different strike levels can vary due to volatility shifts, liquidity constraints, or other market dynamics, adding an additional layer of uncertainty to the Fund’s performance under this strategy.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. This risk is greater for the Fund as it seeks to hold options contracts on a single security, and not a broader range of options contracts, which may limit the number of clearing members that are willing to transact on the Fund’s behalf. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

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Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be imperfect correlation between the value of an Underlying ETP and its related derivatives, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund in particular, the value of the options contracts in which it invests is substantially influenced by the share price of the related Underlying ETP. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. The options held by the Fund are exercisable at the strike price on their expiration date. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate as the underlying instrument. There may at times be an imperfect correlation between the movement in the values of an options contract and its underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, as the Fund intends to continuously maintain indirect exposure to one or more Underlying ETPs through the use of options contracts, as the options contracts it holds are exercised or expire it will enter into new options contracts, a practice referred to as “rolling.” If the expiring options contracts do not generate proceeds enough to cover the cost of entering into new options contracts, the Fund may experience losses.

Distribution Risk. The Fund seeks to provide weekly cash distributions. There is no assurance that the Fund will make a distribution in any given week. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, weekly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment. In addition, while each Underlying ETP may pay dividends, the Fund’s returns will not include any dividends paid by an Underlying ETP, and any income generated by the Fund may be less than the income generated by a direct investment in one or more Underlying ETPs.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. By paying out higher annual capital gain distributions, investors may be subjected to increased capital gains taxes. Additionally, there may be brokerage costs or taxable gains or losses that may be imposed on the Fund in connection with a cash redemption that may not have occurred if the Fund had made a redemption in-kind. These costs could decrease the value of the Fund to the extent they are not offset by a transaction fee payable by an AP.

Costs of Buying or Selling Shares. Buying or selling Shares involves certain costs, including brokerage commissions, other charges imposed by brokers, and bid-ask spreads. The bid-ask spread represents the difference between the price at which an investor is willing to buy Shares and the price at which an investor is willing to sell Shares. The spread varies over time based on the Shares’ trading volume and market liquidity. The spread is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Due to the costs of buying or selling Shares, frequent trading of Shares may reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

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Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as the Exchange, and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. In the event of an unscheduled market close for options contracts that reference a single security, such as those of an Underlying ETP being halted or a market wide closure, settlement prices for such contracts will be determined by the procedures of the listing exchange of the options contracts. As a result, the Fund could be adversely affected and be unable to implement its investment strategies in the event of an unscheduled closing.

Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.

Focused Portfolio Risk: The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in investments that provide indirect exposure to Bitcoin.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the securities in its portfolio. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. This risk is greater to the Fund as it will hold options contracts on a single security, and not a broader range of options contracts. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions, such as market rules related to short sales, may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with an Underlying ETP. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s investment portfolio, the portfolio managers will apply investment techniques and risk analyses that may not produce the desired result. There can be no guarantee that the Fund will meet its investment objective.

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Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments, including money market funds, may lose money through fees or other means.

NAV Erosion Risk Due to Distributions. If the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. The repeated payment of distributions, if any, by the Fund may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Newer Fund Risk. The Fund was recently organized with limited operating history. As a result, prospective investors have only a limited track record or history on which to base their investment decisions. There can be no assurance that the Fund will grow to or maintain an economically viable size.

Non-Diversification Risk. Because the Fund is “non-diversified,” the Fund may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase the Fund’s volatility and have a greater impact on the Fund’s performance.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Fund’s investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Price Participation Risk. The Fund employs an investment strategy that includes the sale of call option contracts, which limits the degree to which the Fund will participate in increases in value experienced by an Underlying ETP over the Call Period. This means that if an Underlying ETP experiences an increase in value above the strike price of the sold call options during a Call Period, the Fund will likely not experience that increase to the same extent and may significantly underperform the Underlying ETP over the Call Period. Additionally, because the Fund is limited in the degree to which it will participate in increases in value experienced by an Underlying ETP over each Call Period, but has full exposure to any decreases in value experienced by such Underlying ETP over the Call Period, the NAV of the Fund may decrease over any given time period. The Fund’s NAV is dependent on the values of its options contracts, which are based principally upon the share price of their corresponding Underlying ETP. The degree of participation in an Underlying ETP’s share price gains that the Fund will experience will depend on the Fund’s allocation to such Underlying ETP, as well as on prevailing market conditions, especially market volatility, at the time the Fund sells the call option contracts, and will vary from Call Period to Call Period. The value of the options contracts is affected by changes in the value and dividend rates of an Underlying ETP, changes in interest rates, changes in the actual or perceived volatility of the related Underlying ETP and the remaining time to the options’ expiration, as well as trading conditions in the options market. As the price of an Underlying ETP changes and time moves towards the expiration of each Call Period, the value of the options contracts, and therefore the Fund’s NAV, will change. However, it is not expected for the Fund’s NAV to directly correlate on a day-to-day basis with the returns of the Underlying ETP or Underlying ETPs, as the case may be. The amount of time remaining until the options contract’s expiration date affects the impact of the potential options premiums on the Fund’s NAV, which may not be in full effect until the expiration date of the Fund’s options contracts. Therefore, while changes in the price of an Underlying ETP will result in changes to the Fund’s NAV, the Fund generally anticipates that the rate of change in the Fund’s NAV will be different than that experienced by the Underlying ETP or Underlying ETPs, as applicable.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of options it holds is never 25% of the total value of Fund assets at the close of any quarter. In particular, in combination with the Fund’s use of a “synthetic” strategy (i.e., purchasing exposure to the Underlying ETP through a combination of put and call options), the Fund maintains a portfolio of treasury securities, which are expected to enable the Fund to meet the diversification requirements. If the Fund’s investments in options were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

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Underlying ETP Risks. The Fund’s investment strategy, involving indirect exposure to Underlying ETPs that seek exposure to Bitcoin, is subject to the risks associated with Bitcoin and other digital assets. These risks include market volatility, regulatory changes, technological uncertainties, and potential financial losses. As with all investments, there is no assurance of profit, and investors should be cognizant of these specific risks associated with digital asset markets.

●	Underlying Bitcoin ETP Risks: Underlying ETPs that focus on Bitcoin, either through direct holdings or indirectly via derivatives like futures contracts, carry significant risks. These risks include high market volatility, which can be influenced by technological advancements, regulatory changes, and broader economic factors. When trading derivatives, liquidity risks and counterparty risks are substantial. Managing futures contracts can be complex and may affect the performance of an Underlying ETP. Additionally, each Underlying ETP, and consequently the Fund, is dependent on blockchain technology, which brings technological and cybersecurity risks, along with custodial challenges for securely storing digital assets. The constantly evolving regulatory and legal landscape presents continuous compliance and valuation difficulties. Risks related to market concentration and network issues in the digital asset sector further add complexity. Moreover, operational intricacies in managing digital assets and potential market volatility can lead to losses for each Underlying ETP.

●	Bitcoin Investment Risk: The Fund’s indirect investment in Bitcoin exposes it to the unique risks of this emerging innovation. Bitcoin’s price is highly volatile, and its market is influenced by the changing Bitcoin network, fluctuating acceptance levels, and unpredictable usage trends. Not being a legal tender and operating outside central authority systems like banks, Bitcoin faces potential government restrictions. For instance, some countries may limit or ban Bitcoin transactions, negatively impacting its market value.

The risks associated with Bitcoin include the possibility of fraud, theft, market manipulation, and security breaches in trading platforms. A small group of large Bitcoin holders, known as “whales,” can significantly influence Bitcoin’s price. The largely unregulated nature of Bitcoin and its trading venues heightens risks of fraudulent activities and market manipulation, which could affect Bitcoin’s price. For example, if a group of miners gains control over a majority of the Bitcoin network, they could manipulate transactions to their advantage. Historical instances have seen Bitcoin trading venues shut down due to fraud or security breaches, often leaving investors without recourse and facing significant losses.

Updates to Bitcoin’s software, proposed by developers, can lead to the creation of new digital assets, or “forks,” if not broadly adopted. This can impact Bitcoin’s demand and the Fund’s performance. The extreme volatility of Bitcoin’s market price can result in shareholder losses. Furthermore, the operation of Bitcoin exchanges may be disrupted or cease altogether due to various issues, further affecting Bitcoin’s price and the Fund’s investments.

Updates to Bitcoin’s software, proposed by developers, can lead to the creation of new digital assets, or “forks,” if not broadly adopted. This can impact Bitcoin’s demand and the Fund’s performance. The extreme volatility of Bitcoin’s market price can result in shareholder losses. Furthermore, the operation of Bitcoin exchanges may be disrupted or cease altogether due to various issues, further affecting Bitcoin’s price and the Fund’s investments.

The value of Bitcoin has historically been subject to significant speculation, making trading and investing in Bitcoin reliant on market sentiment rather than traditional fundamental analysis.

Bitcoin’s price can be influenced by events unrelated to its security or utility, including instability in other speculative areas of the crypto/blockchain space, potentially leading to substantial declines in its value.

Risks associated with crypto asset trading platforms include fragmentation, regulatory non-compliance, and the possibility of enforcement actions by regulatory authorities, which could impact the valuation of Bitcoin-linked derivatives held by the Underlying ETPs.

The security of the Bitcoin blockchain may be compromised if a single miner or group controls more than 50% of the network’s hashing power, where hashing power refers to the computational capacity used to validate and secure transactions on the blockchain.

Proposed changes to the Bitcoin protocol may not be universally adopted, leading to the creation of competing blockchains (forks) with different assets and participants, exemplified by past forks like Bitcoin Cash and Bitcoin SV.

The Bitcoin blockchain protocol may contain vulnerabilities that attackers could exploit to disrupt its operation, potentially compromising the security and reliability of the network.

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Emerging alternative public blockchains, particularly those emphasizing privacy through technologies like zero-knowledge cryptography, pose risks and challenges to the dominance of the Bitcoin blockchain as a payment system.

Common impediments to adopting the Bitcoin blockchain as a payment network include slow transaction processing, variability in transaction fees, and the volatility of Bitcoin’s price, which may deter widespread adoption by businesses and consumers.

The development and use of “Layer II solutions” are critical for the scalability and functionality of the Bitcoin blockchain, but they also introduce risks such as off-chain transaction execution, which could affect transparency and security. Layer II solutions are off-chain protocols that improve scalability and reduce transaction costs by processing transactions outside the main blockchain network.

Adoption and use of other blockchains supporting advanced applications like smart contracts present challenges to the dominance of the Bitcoin blockchain, potentially impacting its long-term relevance and utility in the evolving landscape of blockchain technology.

●	Digital Assets Risk: Digital assets like Bitcoin, designed as mediums of exchange, are still an emerging asset class. They operate independently of any central authority or government backing and are subject to regulatory changes and extreme price volatility. The trading platforms for digital assets are relatively new, largely unregulated, and thus more vulnerable to fraud and failures compared to traditional, regulated exchanges. Shutdowns of these platforms due to fraud, technical glitches, or security issues can significantly affect digital asset prices and market volatility.

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Digital Asset Markets Risk: The digital asset market, particularly Bitcoin, has experienced considerable volatility, leading to market disruptions and erosion of confidence among market participants. This instability and the resultant negative publicity could adversely affect the Fund’s reputation and trading prices. Ongoing market turbulence could significantly impact the value of the Fund’s share.

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Blockchain Technology Risk: Blockchain technology, which underpins Bitcoin and other digital assets, is relatively new, and many of its applications are untested. The adoption of blockchain and the development of competing platforms or technologies could affect its usage. Investments in companies or vehicles that utilize blockchain technology are subject to market volatility and may experience lower trading volumes compared to more established industries. Additionally, regulatory changes, internet disruptions, cybersecurity incidents, and intellectual property disputes could further affect the adoption and functionality of blockchain technology.

●	Potentially No 1940 Act Protections. It is expected that one or more Underlying ETPs will not be registered as an investment company subject to the 1940 Act. Accordingly, investors in such an Underlying ETP would not have the protections expressly provided by that statute, including: provisions preventing Underlying ETP insiders from managing an Underlying ETP to their benefit and to the detriment of shareholders; provisions preventing an Underlying ETP from issuing securities having inequitable or discriminatory provisions; provisions preventing management by irresponsible persons; provisions preventing the use of unsound or misleading methods of computing Underlying ETP earnings and asset value; provisions prohibiting suspension of redemptions (except under limited circumstances); provisions limiting fund leverage; provisions imposing a fiduciary duty on fund managers with respect to receipt of compensation for services; and provisions preventing changes in an Underlying ETP’s character without the consent of shareholders. Although the Fund invests in one or more Underlying ETPs only indirectly, the Fund’s investments are expected to be subject to loss as a result of these risks.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

PORTFOLIO HOLDINGS

Information about the Fund’s daily portfolio holdings is available on the Fund’s website at www.yieldmaxetfs.com.

A complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI.

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MANAGEMENT

Investment Adviser

Tidal Investments LLC (“Tidal” or the “Adviser”), located at 234 West Florida Street, Suite 700, Milwaukee, Wisconsin 53204, is an SEC registered investment adviser and a Delaware limited liability company. Tidal was founded in March 2012 and is dedicated to understanding, researching and managing assets within the expanding ETF universe. As of January 31, 2026, Tidal had assets under management of approximately $50.52 billion and served as the investment adviser or sub-adviser for 343 registered funds.

Tidal serves as investment adviser to the Fund and has overall responsibility for the general management and administration of the Fund pursuant to an investment advisory agreement with the Trust, on behalf of the Fund (the “Advisory Agreement”). The Adviser also arranges for transfer agency, custody, fund administration, and all other related services necessary for the Fund to operate. For the services provided to the Fund, the Fund pays the Adviser a unified management fee of 0.99%, which is calculated daily and paid monthly, at an annual rate based on the Fund’s average daily net assets.

Under the Advisory Agreement, in exchange for a single unitary management fee from the Fund, the Adviser has agreed to pay all expenses incurred by the Fund, excluding advisory fees, interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and litigation expenses and other non-routine or extraordinary expenses (collectively, the “Excluded Expenses”).

Advisory Agreement

A discussion regarding the basis for the Board’s approval of the Fund’s Advisory Agreement is available in the October 31, 2025 annual report to shareholders on Form N-CSR.

Portfolio Managers

The following individuals (each, a “Portfolio Manager”) serve as portfolio managers of the Fund and are jointly and primarily responsible for the day-to-day management of the Fund.

Jay Pestrichelli, Portfolio Manager for the Adviser

Mr. Pestrichelli joined the Adviser in 2025 and is Chief Trading Officer of the Adviser’s ETF Trading and Portfolio Management team. Mr. Pestrichelli has over 30 years of experience in the financial markets. Prior to joining the Adviser, Mr. Pestrichelli co-founded ZEGA Financial, LLC (“ZEGA”) where he led the development and execution of ZEGA’s investment strategies since its inception in 2011. He is also the author of the best-selling book “Buy & Hedge: The Five Iron Rules for Investing Over the Long Term.” Prior to founding ZEGA, Mr. Pestrichelli spent 12 years managing and growing the online trading business for TD Ameritrade from 1999 to 2010. Mr. Pestrichelli has a Bachelor degree in Behavioral Science from Concordia College.

Scott Snyder, Portfolio Manager for the Adviser

Mr. Snyder joined the firm in 2025 as SVP of Trading. Mr. Snyder has over 40 years of experience in the financial markets and more specifically in the options market. Mr. Snyder led the trading team at ZEGA before joining Tidal. He started his career in 1983 and for 20 years was an independent market maker on the floor of the CBOE. In 2003 Mr. Snyder joined thinkorswim as Chief Options Strategist for a subsidiary of thinkorswim advisors. Mr. Snyder then helped lead the RIA trading, execution platform support and option education business for TD Ameritrade and then Schwab from 2009-2024.

Matt Brandt, Portfolio Manager for the Adviser

Mr. Brandt serves as Portfolio Manager for the Adviser, having joined the firm in 2025. Mr. Brandt has 20 years of experience in the financial markets working in Trading, Derivative Risk Management, and Enterprise Risk for TD Ameritrade and Charles Schwab where he helped create a robust trading risk management program. Mr. Brandt joined ZEGA in 2024 prior to joining the Adviser. His education includes a Bachelor's degree in Economics and Mathematics from the University of Nebraska-Lincoln and continuing education in the Mechanics of Risk Management from Middlesex University.

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The Fund’s SAI provides additional information about each portfolio manager’s compensation structure, other accounts that each portfolio manager manages, and each portfolio manager’s ownership of Shares.

Fund Supporters

The Adviser, Tidal ETF Services LLC (an affiliate of the Adviser and the Fund’s administrator), ZEGA, Lucania Investments LLC (“Lucania”), and Level ETF Ventures LLC (“Level,” and together with the Adviser, ZEGA and Lucania, the “Supporters” and each a “Supporter”) have entered into a fund support agreement pursuant to which each Supporter has agreed to provide financial support (as described below) to the Fund. Every month, the unitary management fees for the Fund are calculated and paid to the Adviser, and the Adviser retains a portion of the unitary management fees. In return for its financial support for the Fund, the Adviser has agreed to pay each Supporter a portion of any remaining profits generated by the unitary management fees. If the amount of the unitary management fees exceeds the Fund’s operating expenses and the Adviser-retained amounts, that excess amount is considered “remaining profit.” In that case, the Adviser will pay a portion of the remaining profits to the Supporters. Further, if the amount of the unitary management fees for the Fund is less than the Fund’s operating expenses and the Adviser-retained amounts, each Supporter is obligated to reimburse the Adviser for a portion of the shortfall.

HOW TO BUY AND SELL SHARES

The Fund issues and redeems Shares only in Creation Units at the NAV per share next determined after receipt of an order from an AP. Only APs may acquire Shares directly from the Fund, and only APs may tender their Shares for redemption directly to the Fund at NAV. APs must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor (defined below), and that has been accepted by the Fund’s transfer agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

In order to purchase Creation Units of the Fund, an AP must generally deposit a designated portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash. Purchases and redemptions of Creation Units primarily with cash, rather than through in-kind delivery of portfolio securities, may cause the Fund to incur certain costs. These costs could include brokerage costs or taxable gains or losses that it might not have incurred if it had made redemption in-kind. These costs could be imposed on the Fund, and thus decrease the Fund’s NAV, to the extent that the costs are not offset by a transaction fee payable by an AP. Most investors buy and sell Shares in secondary market transactions through brokers. Individual Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares, and receive less than NAV when you sell those Shares.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” through your brokerage account.

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Frequent Purchases and Redemptions of Shares

The Fund does not impose any restrictions on the frequency of purchases and redemptions of Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by the Fund’s shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly with the Fund, are an essential part of the ETF process and help keep Share trading prices in line with the NAV. As such, the Fund accommodates frequent purchases and redemptions by APs. However, the Board has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains. To minimize these potential consequences of frequent purchases and redemptions, the Fund employs fair value pricing and may impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Fund and the Adviser reserve the right to reject any purchase order at any time.

Determination of Net Asset Value

The Fund’s NAV is calculated as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time, each day the NYSE is open for regular business. The NAV for the Fund is calculated by dividing the Fund’s net assets by its Shares outstanding.

In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. If such information is not available for a security or other asset held by the Fund or is determined to be unreliable, the security or other asset will be valued at fair value estimates under guidelines established by the Adviser (as described below).

The Fund values exchange-traded options at the composite mean price, calculated as the average of the highest bid and lowest ask prices across the exchanges on which the option is principally traded.

Fair Value Pricing

The Board has designated the Adviser as the “valuation designee” for the Fund under Rule 2a-5 of the 1940 Act, subject to its oversight. The Adviser has adopted procedures and methodologies, which have been approved by the Board, to fair value Fund investments whose market prices are not “readily available” or are deemed to be unreliable. For example, such circumstances may arise when: (i) an investment has been delisted or has had its trading halted or suspended; (ii) an investment’s primary pricing source is unable or unwilling to provide a price; (iii) an investment’s primary trading market is closed during regular market hours; or (iv) an investment’s value is materially affected by events occurring after the close of the investment’s primary trading market. Generally, when fair valuing an investment, the Adviser will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the investment, general and/or specific market conditions, and the specific facts giving rise to the need to fair value the investment. Fair value determinations are made in good faith and in accordance with the fair value methodologies included in the Adviser-adopted valuation procedures. The Adviser will fair value Fund investments whose market prices are not “readily available” or are deemed to be unreliable. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the Adviser will be able to obtain the fair value assigned to the investment upon the sale of such investment.

Delivery of Shareholder Documents – Householding

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

The Fund intends to pay out dividends and interest income, if any, weekly, and distribute any net realized capital gains to its shareholders at least annually.

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The Fund will declare and pay income and capital gain distributions, if any, in cash. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

Taxes

The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Shares, including the possible application of foreign, state, and local tax laws.

The Fund intends to qualify each year for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged account, such as an IRA plan, you need to be aware of the possible tax consequences when the Fund makes distributions, when you sell your Shares listed on the Exchange, and when you purchase or redeem Creation Units (institutional investors only).

The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this Prospectus. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Taxes on Distributions. For federal income tax purposes, distributions of net investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of net capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned their Shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.

Distributions reported by the Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided certain holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from the Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations. However, given the investment strategy of the Fund, investors should not expect any dividends to be qualified dividends.

Shortly after the close of each calendar year, you will be informed of the character of any distributions received from the Fund.

In addition to the federal income tax, certain individuals, trusts, and estates may be subject to a Net Investment Income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale or redemption of shares of the Fund is includable in such shareholder’s investment income for purposes of this NII tax.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).

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You may wish to avoid investing in the Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable even though it may economically represent a return of a portion of your investment.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by the Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold a generally nonrefundable 30% tax on distributions of net investment income paid to (a) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the Internal Revenue Service (the “IRS”) the identity of certain of its account holders, among other items (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement between the United States and the foreign financial institution’s country of residence), and (b) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items. This FATCA withholding tax could also affect the Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

For foreign shareholders to qualify for an exemption from backup withholding, described above, the foreign shareholder must comply with special certification and filing requirements. Foreign shareholders in the Fund should consult their tax advisors in this regard.

Taxes When Shares are Sold on the Exchange

Any capital gain or loss realized upon a sale of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. Any loss realized on a sale will be disallowed to the extent Shares are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of substantially identical Shares.

Taxes on Purchases and Redemptions of Creation Units

An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging AP’s aggregate basis in the securities delivered plus the amount of any cash paid for the Creation Units. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging AP’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The IRS may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an AP who does not mark-to-market their holdings) or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if Shares comprising the Creation Units have been held for more than one year and as a short-term capital gain or loss if such Shares have been held for one year or less.

The Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. The Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.

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Important Tax Considerations When Purchasing Fund Shares

If you are investing through a taxable account, you should carefully consider the timing of your investment relative to the Fund’s distribution schedule. Purchasing Fund shares shortly before a distribution may increase your tax liability, a situation commonly referred to as “buying a dividend.”

When the Fund makes a distribution, its share price typically drops by an amount roughly equal to the distribution. As a hypothetical example, if you invest $5,000 to purchase 250 shares at $20 per share on December 15, and the Fund pays a $1 per share distribution on December 16, the share price would adjust to $19 (ignoring market fluctuations). Although your total investment value remains $5,000 (250 shares × $19 in share value plus 250 shares × $1 distribution), you would owe taxes on the $250 distribution, even if you reinvest the distribution rather than receiving it in cash.

Distributions are taxable to shareholders even if they are paid from income or gains realized by the Fund before you invested, and even if they were reflected in the purchase price of the shares. Consequently, you may incur taxes on income or gains that accrued before your investment, without corresponding benefit.

Unless you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement plan, you may wish to avoid purchasing Fund shares shortly before a distribution. You can minimize the potential tax impact by reviewing the Fund’s distribution schedule prior to investing. Information about the Fund's distribution schedule can be found on the Fund’s website at www. yieldmaxetfs.com.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to foreign, state and local tax on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section entitled “Federal Income Taxes” in the SAI.

DISTRIBUTION

Foreside Fund Services, LLC (the “Distributor”), the Fund’s distributor, is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for the Fund on an agency basis and does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 190 Middle Street, Suite 301, Portland, Maine 04101.

The Board has adopted a Distribution (Rule 12b-1) Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to pay distribution fees for the sale and distribution of its Shares.

No Rule 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of assets of the Fund on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

PREMIUM/DISCOUNT INFORMATION

Information regarding how often Shares of the Fund have traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found on the Fund’s website at www.yieldmaxetfs.com.

ADDITIONAL NOTICES

Shares are not sponsored, endorsed, or promoted by the Exchange. The Exchange is not responsible for, nor has it participated in the determination of, the timing, prices, or quantities of Shares to be issued, nor in the determination or calculation of the equation by which Shares are redeemable. The Exchange has no obligation or liability to owners of Shares in connection with the administration, marketing, or trading of Shares.

Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

The Adviser, ZEGA, Lucania, Level and the Fund make no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly.

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The Third Amended and Restated Declaration of Trust (“Declaration of Trust”) provides a detailed process for the bringing of derivative or direct actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the Fund’s Trustees. The Declaration of Trust details various information, certifications, undertakings and acknowledgments that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. The Declaration of Trust further provides that shareholders owning Shares representing no less than a majority of the Fund’s outstanding shares must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Fund in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration of Trust, the shareholders bringing the action may be responsible for the Fund’s costs, including attorneys’ fees, if a court determines that the action was brought without reasonable cause or for an improper purpose. The Declaration of Trust provides that no shareholder may bring a direct action claiming injury as a shareholder of the Trust, or any Fund, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of the Fund, unless the shareholder has suffered an injury distinct from that suffered by the shareholders of the Trust, or the Fund, generally. Under the Declaration of Trust, a shareholder bringing a direct claim must be a shareholder of the Fund with respect to which the direct action is brought at the time of the injury complained of or have acquired the shares afterwards by operation of law from a person who was a shareholder at that time. The Declaration of Trust further provides that the Fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the Fund is obligated to pay shall be calculated using reasonable hourly rates. These provisions do not apply to claims brought under the federal securities laws.

The Declaration of Trust also requires that actions by shareholders against the Fund be brought exclusively in a federal or state court located within the State of Delaware. This provision will not apply to claims brought under the federal securities laws. Limiting shareholders’ ability to bring actions only in courts located in Delaware may cause shareholders economic hardship to litigate the action in those courts, including paying for traveling expenses of witnesses and counsel, requiring retaining local counsel, and may limit shareholders’ ability to bring a claim in a judicial forum that shareholders find favorable for disputes, which may discourage such actions.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the Fund’s periods shown. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual Certified Shareholder Report, which is available upon request.

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		INVESTMENT OPERATIONS:				LESS DISTRIBUTIONS FROM:

For the periods ended	Net asset value, beginning of periods	Net investment income (loss)(a)	Net realized and unrealized gain (loss) on investments(b)	Total from investment operations	Net investment income	Net realized gains	Return of capital	Total distributions

YieldMax Bitcoin Option Income Strategy ETF
10/31/2025(yy)	$63.75	0.81	16.09	16.90	(6.24)	(4.91)	(25.51)	(36.66)
10/31/2024(o)	$100.00	0.35	(9.40)	(9.05)	(1.15)	—	(26.10)	(27.25)

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CAPITAL TRANSACTIONS:			SUPPLEMENTAL DATA AND RATIOS:

ETF transaction fees per share	Net asset value, end of periods	Total return(c)	Net assets, end of periods (in thousands)	Ratio of expenses to average net assets before expense reimbursement / recoupment(d)(e)	Ratio of expenses to average net assets after expense reimbursement / recoupment(d)	Ratio of interest and tax expense to average net assets(d)(e)	Ratio of operational expenses to average net assets excluding interest and tax expense(d)(e)	Ratio of net investment income (loss) to average net assets(d)(e)	Portfolio turnover rate(c)(f)

YieldMax Bitcoin Option Income Strategy ETF
0.03	$44.02	31.22%	$110,062	1.02%	1.02%	0.03%	0.99%	1.50%	29%
0.05	$63.75	-7.26%	$47,830	4.75%	4.75%	3.76%	0.99%	0.91%	28%

(a)	Net investment income per share has been calculated based on average shares outstanding during the periods.
(b)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Ratios do not include the income and expenses of the underlying funds in which the Fund invests.
(f)	Portfolio turnover rate excludes in-kind transactions.
(o)	Inception date of the Fund was April 22, 2024.
(yy)	After the year ended October 31, 2025, the Fund effected the following reverse stock split: November 28, 2025, 1 for 5. All historical per share information has been retroactively adjusted to reflect this reverse stock split.

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YieldMax® Bitcoin Option Income Strategy ETF (YBIT)

Adviser	Tidal Investments LLC 234 West Florida Street, Suite 700 Milwaukee, Wisconsin 53204	Administrator	Tidal ETF Services LLC 234 West Florida Street, Suite 700 Milwaukee, Wisconsin 53204
Distributor	Foreside Fund Services, LLC 190 Middle Street, Suite 301 Portland, Maine 04101	Sub-Administrator, Fund Accountant, and Transfer Agent	U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, Wisconsin 53202
Legal Counsel	Sullivan & Worcester LLP 1251 Avenue of Americas New York, New York 10020	Custodian	U.S. Bank National Association 1555 North Rivercenter Drive Milwaukee, Wisconsin 53212
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1835 Market Street, Suite 310 Philadelphia, PA 19103

Investors may find more information about the Fund in the following documents:

Statement of Additional Information: The Fund’s SAI provides additional details about the investments of the Fund and certain other additional information. A current SAI dated February 27, 2026, as supplemented from time to time, is on file with the SEC and is herein incorporated by reference into this Prospectus. It is legally considered a part of this Prospectus.

Annual/Semi-Annual Reports: Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

You can request free copies of these documents, request other information or make general inquiries about the Fund by contacting the Fund at the YieldMax® Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri 64121-9252 or calling (866) 864-3968.

Shareholder reports and other information about the Fund are also available:

●	Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or

●	Free of charge from the Fund’s Internet website at www.yieldmaxetfs.com; or

●	For a fee, by e-mail request to publicinfo@sec.gov.

The SAI and other information are also available from a financial intermediary (such as a broker-dealer or bank) through which the Fund’s shares may be purchased or sold.

(SEC Investment Company Act File No. 811-23793)

YieldMax® Bitcoin Option Income Strategy ETF (YBIT)

listed on NYSE Arca, Inc

STATEMENT OF ADDITIONAL INFORMATION

February 27, 2026

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus for the YieldMax® Bitcoin Option Income Strategy ETF (the “Fund”), a series of Tidal Trust II (the “Trust”), dated February 27, 2026, as may be supplemented from time to time (the “Prospectus”). Capitalized terms used in this SAI that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge, by calling the Fund at (866) 864-3968, visiting www.yieldmaxetfs.com or writing to the Fund at the YieldMax® Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri 64121-9252.

The Fund’s audited financial statements for the most recent fiscal year are incorporated into this SAI by reference to the Fund’s Annual Certified Shareholder Report on Form N-CSR (File No. 811-23793). A copy of the Fund’s annual Certified Shareholder Report may be obtained at no charge by contacting the Fund at the address or phone number noted above.

GENERAL INFORMATION ABOUT THE TRUST

The Trust is an open-end management investment company consisting of multiple series, including the YieldMax® Bitcoin Option Income Strategy ETF (the “Fund”). This SAI relates to the Fund. The Trust was organized as a Delaware statutory trust on January 13, 2022. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (together with the rules and regulations adopted thereunder, as amended, the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Trust is governed by its Board of Trustees (the “Board”). Tidal Investments LLC (“Tidal” or the “Adviser”) serves as investment adviser to the Fund.

The Fund offers and issues Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). The Fund generally offers and issues Shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. Shares are listed on NYSE Arca, Inc. (the “Exchange”). Shares trade on the Exchange at market prices that may differ from the Shares’ NAV. Shares are also redeemable only in Creation Unit aggregations, primarily for a basket of Deposit Securities together with a Cash Component. As a practical matter, only institutions or large investors, known as “Authorized Participants” or “APs,” purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not individually redeemable.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the value of the missing Deposit Securities, as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, POLICIES, AND RELATED RISKS

The Fund’s investment objective and principal investment strategies are described in the Prospectus. The following information supplements, and should be read in conjunction with, the Prospectus. For a description of certain permitted investments, see “Description of Permitted Investments” in this SAI.

With respect to the Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.

Non-Diversification

The Fund is classified as a non-diversified investment company under the 1940 Act’s diversification requirement. A “non-diversified” classification means that the Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. This means that the Fund may invest a greater portion of its assets in the securities of a single issuer or a small number of issuers than if it was a diversified fund, and therefore, those issuers may constitute a greater portion of the Fund’s portfolio. This may have an adverse effect on the Fund’s performance or subject its Shares to greater price volatility than more diversified investment companies. Moreover, in pursuing its objective, the Fund may hold the securities of a single issuer in an amount exceeding 10% of the value of the outstanding securities of the issuer, subject to restrictions imposed by the Internal Revenue Code of 1986, as amended (the “Code”).

Although the Fund is non-diversified for purposes of the 1940 Act, the Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the Code, and to relieve the Fund of any liability for federal income tax to the extent that their earnings are distributed to shareholders. Compliance with the diversification requirements of the Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objectives. See “Federal Income Taxes” in this SAI for further discussion.

General Risks

The value of the Fund’s portfolio securities may fluctuate with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular security or issuer and changes in general economic or political conditions. An investor in the Fund could lose money over short or long periods of time.

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There can be no guarantee that a liquid market for the securities held by the Fund will be maintained. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid-ask spreads are wide.

Financial markets, both domestic and foreign, have recently experienced an unusually high degree of volatility. Continuing events and possible continuing market turbulence may have an adverse effect on the performance of the Fund.

Cyber Security Risk. Investment companies, such as the Fund, and their service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Fund or the Adviser, Custodian (defined below), Transfer Agent (defined below), intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and investment practices and associated risk factors. The Fund will invest in any of the following instruments or engage in any of the following investment practices only if such investment or activity is consistent with the Fund’s investment objective and permitted by the Fund’s stated investment policies. In addition, certain of the techniques and investments discussed in this SAI are not principal strategies of the Fund as disclosed in the Prospectus, and while such techniques and investments are permissible for the Fund to utilize, the Fund is not required to utilize such non-principal techniques or investments.

The Fund will invest directly only in options contracts, short-term U.S. Treasury securities, cash and cash equivalents. Exposure to any of the other instruments or investment practices listed below will be indirect though exposure to one or more select U.S.-listed exchange-traded products (“ETP”) that seek exposure to Bitcoin.

Borrowing

Under the 1940 Act, the Fund may borrow up to one-third (1/3) of its total assets. The Fund will borrow money only for short-term or emergency purposes. Such borrowing is not for investment purposes and will be repaid by the Fund promptly. Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Depositary Receipts

To the extent the Fund invests in stocks of foreign corporations, the Fund’s investment in securities of foreign companies may be in the form of depositary receipts or other securities convertible into securities of foreign issuers. American Depositary Receipts (“ADRs”) are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by U.S. banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States.

Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and International Depositary Receipts (“IDRs”) are similar to ADRs in that they are certificates evidencing ownership of shares of a foreign issuer; however, GDRs, EDRs, and IDRs may be issued in bearer form and denominated in other currencies and are generally designed for use in specific or multiple securities markets outside the U.S. EDRs, for example, are designed for use in European securities markets, while GDRs are designed for use throughout the world. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities.

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The Fund will not invest in any unlisted depositary receipts or any depositary receipt that is deemed to be illiquid or for which pricing information is not readily available. In addition, all depositary receipts generally must be sponsored. However, the Fund may invest in unsponsored depositary receipts under certain limited circumstances. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the value of the depositary receipts.

Equity Securities

Equity securities, such as the common stocks of an issuer, are subject to stock market fluctuations and therefore may experience volatile changes in value as market conditions, consumer sentiment or the financial condition of the issuers change. A decrease in value of the equity securities in the Fund’s portfolio may also cause the value of the Fund’s Shares to decline.

An investment in the Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the Fund’s portfolio securities and therefore a decrease in the value of Shares of the Fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic or banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Types of Equity Securities:

Common Stocks. Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s board of directors.

Preferred Stocks. Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.

Generally, the market values of preferred stock with a fixed dividend rate and no conversion element vary inversely with interest rates and perceived credit risk.

Rights and Warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

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Smaller Companies. The securities of small- and mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of small- and mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some small- or mid-capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. There is typically less publicly available information concerning small- and mid-capitalization companies than for larger, more established companies. Small- and mid-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs, and earnings.

Tracking Stocks. The Fund may invest in tracking stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.

When-Issued Securities. A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. When the Fund engages in when-issued transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

Rule 18f-4 under the 1940 Act permits the Fund to invest in securities on a when-issued or forward-settling basis, or with a non-standard settlement cycle, notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the Delayed-Settlement Securities Provision). A when-issued, forward-settling, or non-standard settlement cycle security that does not satisfy the Delayed-Settlement Securities Provision is treated as a derivatives transaction under Rule 18f-4.

Foreign Securities

The Fund may invest directly in foreign securities or have indirect exposure to foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards, and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers, and listed companies than exists in the United States. Interest and dividends paid by foreign issuers as well as gains or proceeds realized from the sale or other disposition of foreign securities may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, the imposition of economic sanctions, confiscatory taxation, political, economic or social instability, or diplomatic developments that could affect assets of the Fund held in foreign countries. The establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Decreases in the value of currencies of the foreign countries in which the Fund may invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

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Investing in emerging markets can have more risk than investing in developed foreign markets. The risks of investing in these markets may be exacerbated relative to investments in foreign markets. Governments of developing and emerging market countries may be more unstable as compared to more developed countries. Developing and emerging market countries may have less developed securities markets or exchanges, and legal and accounting systems. It may be more difficult to sell securities at acceptable prices and security prices may be more volatile than in countries with more mature markets. Currency values may fluctuate more in developing or emerging markets. Developing or emerging market countries may be more likely to impose government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, and restrictions on foreign ownership of local companies. In addition, emerging markets may impose restrictions on the Fund’s ability to repatriate investment income or capital and, thus, may adversely affect the operations of the Fund. Certain emerging markets may impose constraints on currency exchange and some currencies in emerging markets may have been devalued significantly against the U.S. dollar. For these and other reasons, the prices of securities in emerging markets can fluctuate more significantly than the prices of securities of companies in developed countries. The less developed the country, the greater effect these risks may have on the Fund.

Foreign Currencies

Although the Fund intends to only hold investments denominated in U.S. dollars, the Fund may have indirect exposure to foreign currency fluctuations. The Fund’s net asset value could decline if a relevant foreign currency depreciates against the U.S. dollar or if there are delays or limits on the repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the Fund’s net asset value may change without warning, which could have a significant negative impact on the Fund.

Illiquid and Restricted Investments

Pursuant to Rule 22e-4 under the 1940 Act, the Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. The 15% limit is observed continuously.

The Fund may purchase certain restricted securities that can be resold to institutional investors and which may be determined not to be illiquid investments pursuant to the Fund’s liquidity risk management program. In many cases, those securities are traded in the institutional market under Rule 144A under the 1933 Act and are called Rule 144A securities.

Investments in illiquid investments involve more risks than investments in similar securities that are readily marketable. Illiquid investments may trade at a discount from comparable, more liquid investments. Investment of the Fund’s assets in illiquid investments may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund’s operations require cash, such as when the Fund has net redemptions, and could result in the Fund borrowing to meet short-term cash requirements or incurring losses on the sale of illiquid investments.

Illiquid investments are often restricted securities sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, the privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. To the extent privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could be less than those originally paid by the Fund or less than the fair value of the securities. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Private placement investments may involve investments in smaller, less seasoned issuers, which may involve greater risks than investments in more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in private placement securities, the Fund may obtain access to material non-public information, which may restrict the Fund’s ability to conduct transactions in those securities.

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Investment Company Securities

The Fund may invest in the securities of other investment companies, including money market funds and ETFs, subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Investing in another pooled vehicle exposes the Fund to all the risks of that pooled vehicle. The Fund generally may purchase or redeem, without limitation, shares of any affiliated or unaffiliated money market mutual funds, including unregistered money market funds, so long as the Fund does not pay a sales load or service fee in connection with the purchase, sale, or redemption or if such fees are paid, the Adviser waives its management fee in an amount necessary to offset the amounts paid.

If the Fund invests in and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Adviser and the other expenses that the Fund bears directly in connection with its own operations.

Pursuant to Section 12(d)(1), the Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. To the extent allowed by law or regulation, the Fund may invest its assets in securities of investment companies that are money market funds in excess of the limits discussed above.

The Fund may rely on Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, which provide an exemption from Section 12(d)(1) that allows the Fund to invest all of its assets in other registered funds, including ETFs, if, among other conditions: (1) the Fund, together with its affiliates, acquires no more than three percent of the outstanding voting stock of any acquired fund; and (2) the sales load charged on Shares is no greater than the limits set forth in Rule 2830 of the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Fund may also rely on Rule 12d1-4 under the 1940 Act, which provides an exemption from Section 12(d)(1) that allows the Fund to invest all of its assets in other registered funds, including ETFs, if the Fund satisfies certain conditions specified in the Rule, including, among other conditions, that the Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company).

Initial Public Offering Risk

The Fund may, on a limited basis, participate in IPOs. The market value of IPO shares may fluctuate considerably and is often subject to speculative trading due to factors such as the absence of a prior public market, unseasoned trading, a smaller number of shares available for trading and limited information available about the issuer, its business model, the quality of management, earnings growth potential and other criteria used to evaluate its investment prospects. Such stocks may have exhibited price appreciation in connection with the IPO that is not sustained, and it is not uncommon for stocks to decline in value in the period following the IPO. Additionally, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Money Market Funds

The Fund may invest in underlying money market funds that either seek to maintain a stable $1 NAV (“stable NAV money market funds”) or that have a share price that fluctuates (“variable NAV market funds”). Although an underlying stable NAV money market fund seeks to maintain a stable $1 NAV, it is possible for the Fund to lose money by investing in such a money market fund. Because the share price of an underlying variable NAV market fund will fluctuate, when the Fund sells the shares it owns, they may be worth more or less than what the Fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund’s liquidity falls below required minimums.

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Other Short-Term Instruments

The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service or “A-1” by Standard & Poor’s Financial Services or, if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (vi) short-term U.S. dollar denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Derivative Instruments

Generally, derivatives are financial instruments whose value depends on or is derived from, the value of one or more underlying assets, reference rates, or indices or other market factors (a “reference instrument”) and may relate to stocks, bonds, interest rates, credit, currencies, commodities or related indices. Derivative instruments can provide an efficient means to gain or reduce exposure to the value of a reference instrument without actually owning or selling the instrument. Some common types of derivatives include options, futures, forwards and swaps.

Derivative instruments may be used to modify the effective duration of the Fund’s portfolio investments. Derivative instruments may also be used for “hedging,” which means that they may be used when the Adviser seeks to protect the Fund’s investments from a decline in value resulting from changes to interest rates, market prices, currency fluctuations, or other market factors. Derivative instruments may also be used for other purposes, including to seek to increase liquidity, provide efficient portfolio management, broaden investment opportunities (including taking short or negative positions), implement a tax or cash management strategy, gain exposure to a particular security or segment of the market and/or enhance total return. However derivative instruments are used, their successful use is not assured and will depend upon, among other factors, the Adviser’s ability to gauge relevant market movements.

Derivative instruments may be used for the purpose of direct hedging. Direct hedging means that the transaction must be intended to reduce a specific risk exposure of a portfolio security or its denominated currency and must also be directly related to such security or currency. The Fund’s use of derivative instruments may be limited from time to time by policies adopted by the Board or the Adviser.

SEC Rule 18f-4 (“Rule 18f-4” or the “Derivatives Rule”) regulates the ability of the Fund to enter into derivative transactions and other leveraged transactions. The Derivatives Rule defines the term “derivatives” to include short sales and forward contracts, such as TBA transactions, in addition to instruments traditionally classified as derivatives, such as swaps, futures, and options. Rule 18f-4 also regulates other types of leveraged transactions, such as reverse repurchase transactions and transactions deemed to be “similar to” reverse repurchase transactions, such as certain securities lending transactions in connection with which the Fund obtains leverage. Among other things, under Rule 18f-4, the Fund is prohibited from entering into these derivatives transactions except in reliance on the provisions of the Derivatives Rule. The Derivatives Rule establishes limits on the derivatives transactions that the Fund may enter into based on the value-at-risk (“VaR”) of the Fund inclusive of derivatives. The Fund will generally satisfy the limits under the Rule if the VaR of its portfolio (inclusive of derivatives transactions) does not exceed 200% of the VaR of its “designated reference portfolio.” The “designated reference portfolio” is a representative unleveraged index or the Fund’s own portfolio absent derivatives holdings, as determined by the Fund’s derivatives risk manager. This limits test is referred to as the “Relative VaR Test.” If the Fund determines that the Relative VaR Test is not appropriate in light of its strategy, subject to specified conditions, the Fund may instead comply with the “ Absolute VaR Test.” The Fund will satisfy the Absolute VaR Test if the VaR of its portfolio does not exceed 20% of the value of the Fund’s net assets.

In addition, among other requirements, Rule 18f-4 requires the Fund to establish a derivatives risk management program, appoint a derivatives risk manager, and carry out enhanced reporting to the Board, the SEC and the public regarding the Fund’s derivatives activities. These new requirements will apply unless the Fund qualifies as a “limited derivatives user,” which the Derivatives Rule defines as a fund that limits its derivatives exposure to 10% of its net assets. It is possible that the limits and compliance costs imposed by the Derivatives Rule may adversely affect the Fund’s performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

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Exclusion of Adviser from Commodity Pool Operator Definition. To the extent the Fund invests in “commodity interests” as defined under the Commodity Exchange Act (the “CEA”) the Adviser intends to claim an exclusion from the definition of “commodity pool operator” (“CPO”) and the rules of the Commodities Futures Trading Commission (the “CFTC”) with respect to the Fund. Therefore, the Adviser is not subject to CFTC registration or regulation as a CPO with respect to the Fund. Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts.

Futures contracts. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference instrument, such as a specific security, currency or commodity, at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying reference instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the underlying reference instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow the Fund to increase or decrease its exposure to the underlying reference instrument without having to buy the actual instrument.

The underlying reference instruments to which futures contracts may relate include non-U.S. currencies, interest rates, stock and bond indices, and debt securities, including U.S. government debt obligations. In certain types of futures contracts, the underlying reference instrument may be a swap agreement. In most cases the contractual obligation under a futures contract may be offset, or “closed out,” before the settlement date so that the parties do not have to make or take delivery. The closing out of a contractual obligation is usually accomplished by buying or selling, as the case may be, an identical, offsetting futures contract. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying instrument or asset. Although some futures contracts by their terms require the actual delivery or acquisition of the underlying instrument or asset, some require cash settlement.

Futures contracts may be bought and sold on U.S. and non-U.S. exchanges. Futures contracts in the U.S. have been designed by exchanges that have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Futures contracts may also be entered into on certain exempt markets, including exempt boards of trade and electronic trading facilities, available to certain market participants. Because all transactions in the futures market are made, offset or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when they buy or sell futures contracts.

To the extent the Fund invests in futures contracts, the Fund will generally buy and sell futures contracts only on contract markets (including exchanges or boards of trade) where there appears to be an active market for the futures contracts, but there is no assurance that an active market will exist for any particular contract or at any particular time. An active market makes it more likely that futures contracts will be liquid and bought and sold at competitive market prices. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active market will develop or continue to exist.

When the Fund enters into a futures contract, it must deliver to an account controlled by the FCM (that has been selected by the Fund), an amount referred to as “initial margin” that is typically calculated as an amount equal to the volatility in market value of a contract over a fixed period. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM. Thereafter, a “variation margin” amount may be required to be paid by the Fund or received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the futures contract. The account is marked-to-market daily and the variation margin is monitored the Adviser and Custodian (defined below) on a daily basis. When the futures contract is closed out, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

Some futures contracts provide for the delivery of securities that are different than those that are specified in the contract. For a futures contract for delivery of debt securities, on the settlement date of the contract, adjustments to the contract can be made to recognize differences in value arising from the delivery of debt securities with a different interest rate from that of the particular debt securities that were specified in the contract. In some cases, securities called for by a futures contract may not have been issued when the contract was written.

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Risks of futures contracts. The Fund’s use of futures contracts is subject to the risks associated with derivative instruments generally. In addition, a purchase or sale of a futures contract may result in losses to the Fund in excess of the amount that the Fund delivered as initial margin. Because of the relatively low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the Fund. In addition, if the Fund has insufficient cash to meet daily variation margin requirements or close out a futures position, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. Adverse market movements could cause the Fund to experience substantial losses on an investment in a futures contract.

There is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

The Fund may not be able to properly hedge or effect its strategy when a liquid market is unavailable for the futures contract the Fund wishes to close, which may at times occur. In addition, when futures contracts are used for hedging, there may be an imperfect correlation between movements in the prices of the underlying reference instrument on which the futures contract is based and movements in the prices of the assets sought to be hedged.

If the Adviser’s investment judgment about the general direction of market prices or interest or currency exchange rates is incorrect, the Fund’s overall performance will be poorer than if it had not entered into a futures contract. For example, if the Fund has purchased futures to hedge against the possibility of an increase in interest rates that would adversely affect the price of bonds held in its portfolio and interest rates instead decrease, the Fund will lose part or all of the benefit of the increased value of the bonds which it has hedged. This is because its losses in its futures positions will offset some or all of its gains from the increased value of the bonds.

The difference (called the “spread”) between prices in the cash market for the purchase and sale of the underlying reference instrument and the prices in the futures market is subject to fluctuations and distortions due to differences in the nature of those two markets. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal pricing spread between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery of the underlying instrument. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, resulting in pricing distortion. Third, from the point of view of speculators, the margin deposit requirements that apply in the futures market are less onerous than similar margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Futures contracts that are traded on non-U.S. exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, non-U.S. futures contracts may be subject to varied regulatory oversight. The price of any non-U.S. futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-U.S. exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.

The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person, such as the Fund, may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The regulation of futures, as well as other derivatives, is a rapidly changing area of law. For more information, see “Developing government regulation of derivatives” below.

Futures exchanges may also limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

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Options on futures contracts. Options on futures contracts trade on the same contract markets as the underlying futures contract. When the Fund buys an option, it pays a premium for the right, but does not have the obligation, to purchase (call) or sell (put) a futures contract at a set price (the exercise price). The purchase of a call or put option on a futures contract, whereby the Fund has the right to purchase or sell, respectively, a particular futures contract, is similar in some respects to the purchase of a call or put option on an individual security or currency. Depending on the premium paid for the option compared to either the price of the futures contract upon which it is based or the price of the underlying reference instrument, the option may be less risky than direct ownership of the futures contract or the underlying reference instrument. For example, the Fund could purchase a call option on a long futures contract when seeking to hedge against an increase in the market value of the underlying reference instrument, such as appreciation in the value of a non-U.S. currency against the U.S. dollar.

The seller (writer) of an option becomes contractually obligated to take the opposite futures position if the buyer of the option exercises its rights to the futures position specified in the option. In return for the premium paid by the buyer, the seller assumes the risk of taking a possibly adverse futures position. In addition, the seller will be required to post and maintain initial and variation margin with the FCM. One goal of selling (writing) options on futures may be to receive the premium paid by the option buyer. For more general information about the mechanics of purchasing and writing options, see “Options” below.

Risks of options on futures contracts. The Fund’s use of options on futures contracts is subject to the risks related to derivative instruments generally. In addition, the amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. The purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The seller (writer) of an option on a futures contract is subject to the risk of having to take a possibly adverse futures position if the purchaser of the option exercises its rights. If the seller were required to take such a position, it could bear substantial losses. An option writer has potentially unlimited economic risk because its potential loss, except to the extent offset by the premium received, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract.

Options. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy an underlying reference instrument, such as a specified security, currency, index, or other instrument, from the writer of the option (in the case of a call option), or to sell a specified reference instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying reference instrument, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Put and call options are traded on national securities exchanges and in the OTC market.

Options traded on national securities exchanges are within the jurisdiction of the SEC or other appropriate national securities regulator, as are securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange in the United States are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements. There is no assurance, however, that higher than anticipated trading activity or other unforeseen events might not temporarily render the capabilities of the Options Clearing Corporation inadequate, and thereby result in the exchange instituting special procedures which may interfere with the timely execution of the Fund’s orders to close out open options positions.

Purchasing call and put options. As the buyer of a call option, the Fund has a right to buy the underlying reference instrument (e.g., a currency or security) at the exercise price at any time during the option period (for American style options). The Fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire. For example, the Fund may buy call options on underlying reference instruments that it intends to buy with the goal of limiting the risk of a substantial increase in their market price before the purchase is effected. Unless the price of the underlying reference instrument changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund, in which case the Fund would experience a loss to the extent of the premium paid for the option plus related transaction costs.

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As the buyer of a put option, the Fund has the right to sell the underlying reference instrument at the exercise price at any time during the option period (for American style options). Like a call option, the Fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire. The Fund may buy a put option on an underlying reference instrument owned by the Fund (a protective put) as a hedging technique in an attempt to protect against an anticipated decline in the market value of the underlying reference instrument. Such hedge protection is provided only during the life of the put option when the Fund, as the buyer of the put option, is able to sell the underlying reference instrument at the put exercise price, regardless of any decline in the underlying instrument’s market price. The Fund may also seek to offset a decline in the value of the underlying reference instrument through appreciation in the value of the put option. A put option may also be purchased with the intent of protecting unrealized appreciation of an instrument when the Adviser deems it desirable to continue to hold the instrument because of tax or other considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the instrument is eventually sold. Buying put options at a time when the buyer does not own the underlying reference instrument allows the buyer to benefit from a decline in the market price of the underlying reference instrument, which generally increases the value of the put option.

If a put option was not terminated in a closing sale transaction when it has remaining value, and if the market price of the underlying reference instrument remains equal to or greater than the exercise price during the life of the put option, the buyer would not make any gain upon exercise of the option and would experience a loss to the extent of the premium paid for the option plus related transaction costs. In order for the purchase of a put option to be profitable, the market price of the underlying reference instrument must decline sufficiently below the exercise price to cover the premium and transaction costs.

Writing call and put options. Writing options may permit the writer to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). In general, though, options are infrequently exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium. Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option. Call options may also be written on reference instruments that the writer does not own.

If the Fund writes a covered call option, any underlying reference instruments that are held by the Fund and are subject to the call option will be earmarked on the books of the Fund as segregated to satisfy its obligations under the option. The Fund will be unable to sell the underlying reference instruments that are subject to the written call option until it either effects a closing transaction with respect to the written call, or otherwise satisfies the conditions for release of the underlying reference instruments from segregation. As the writer of a covered call option, the Fund gives up the potential for capital appreciation above the exercise price of the option should the underlying reference instrument rise in value. If the value of the underlying reference instrument rises above the exercise price of the call option, the reference instrument will likely be “called away,” requiring the Fund to sell the underlying instrument at the exercise price. In that case, the Fund will sell the underlying reference instrument to the option buyer for less than its market value, and the Fund will experience a loss (which will be offset by the premium received by the Fund as the writer of such option). If a call option expires unexercised, the Fund will realize a gain in the amount of the premium received. If the market price of the underlying reference instrument decreases, the call option will not be exercised and the Fund will be able to use the amount of the premium received to hedge against the loss in value of the underlying reference instrument. The exercise price of a call option will be chosen based upon the expected price movement of the underlying reference instrument. The exercise price of a call option may be below, equal to (at-the-money), or above the current value of the underlying reference instrument at the time the option is written.

As the writer of a put option, the Fund has a risk of loss should the underlying reference instrument decline in value. If the value of the underlying reference instrument declines below the exercise price of the put option and the put option is exercised, the Fund, as the writer of the put option, will be required to buy the instrument at the exercise price, which will exceed the market value of the underlying reference instrument at that time. The Fund will incur a loss to the extent that the current market value of the underlying reference instrument is less than the exercise price of the put option. However, the loss will be offset in part by the premium received from the buyer of the put. If a put option written by the Fund expires unexercised, the Fund will realize a gain in the amount of the premium received.

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Closing out options (exchange-traded options). If the writer of an option wants to terminate its obligation, the writer may effect a “closing purchase transaction” by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the option writer’s position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the buyer of an option may recover all or a portion of the premium that it paid by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased and receiving a premium on the sale. There is no guarantee that either a closing purchase or a closing sale transaction may be made at a time desired by the Fund. Closing transactions allow the Fund to terminate its positions in written and purchased options. The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the original option (in the case of written options) or is more than the premium paid by the Fund to buy the option (in the case of purchased options). For example, increases in the market price of a call option sold by the Fund will generally reflect increases in the market price of the underlying reference instrument. As a result, any loss resulting from a closing transaction on a written call option is likely to be offset in whole or in part by appreciation of the underlying instrument owned by the Fund.

Over-the-counter options. Like exchange-traded options, OTC options give the holder the right to buy from the writer, in the case of OTC call options, or sell to the writer, in the case of OTC put options, an underlying reference instrument at a stated exercise price. OTC options, however, differ from exchange-traded options in certain material respects.

OTC options are arranged directly with dealers and not with a clearing corporation or exchange. Consequently, there is a risk of non-performance by the dealer, including because of the dealer’s bankruptcy or insolvency. While the Fund uses only counterparties, such as dealers, that meet its credit quality standards, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Because there is no exchange, pricing is typically done based on information from market makers or other dealers. OTC options are available for a greater variety of underlying reference instruments and in a wider range of expiration dates and exercise prices than exchange-traded options.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. The Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. When the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the Fund originally wrote the option. The Fund may suffer a loss if it is not able to exercise (in the case of a purchased option) or enter into a closing sale transaction on a timely basis.

The staff of the SEC has taken the position that purchased OTC options on securities are considered illiquid securities. Pending a change in the staff’s position, the Fund will treat such OTC options on securities as illiquid and subject to the Fund’s limitation on illiquid securities.

Interest rate caps. An interest rate cap is a type of OTC option. The buyer of an interest rate cap pays a premium to the seller in exchange for payments at set intervals for which a floating interest rate exceeds an agreed upon interest rate. The floating interest rate may be tied to a reference rate, a long-term swap rate or other benchmark. The amount of each payment is determined by reference to a specified “notional” amount of money. Interest rate caps do not involve the delivery of securities, other underlying instruments, or principal amounts. Accordingly, barring counterparty risk, the risk of loss to the purchaser of an interest rate cap is limited to the amount of the premium paid.

An interest rate cap can be used to increase or decrease exposure to various interest rates, including to hedge interest rate risk. By purchasing an interest rate cap, the buyer of the cap can benefit from rising interest rates while limiting its downside risk to the amount of the premium paid. If the Fund buys an interest rate cap and the Adviser is correct at predicting the direction of interest rates, the interest rate cap will increase in value. But if the Adviser is incorrect at predicting the direction, the interest rate cap will expire worthless.

By writing (selling) an interest rate cap, the seller of the cap can benefit by receiving a premium in exchange for assuming an obligation to make payments at set intervals for which a floating interest rate exceeds an agreed upon interest rate. If interest rates rise above the agreed upon cap, the seller’s obligation to make payments may result in losses in excess of the premium received.

Correctly predicting the value of an interest rate cap requires an understanding of the referenced interest rate, and the Fund bears the risk that the Adviser will not correctly forecast future market events, such as interest rate movements. Interest rate caps also involve the risks associated with derivative instruments generally, as described herein, including the risks associated with OTC options.

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Risks of options. The Fund’s options investments involve certain risks, including general risks related to derivative instruments. There can be no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and the Fund may have difficulty effecting closing transactions in particular options. Therefore, the Fund would have to exercise the options it purchased in order to realize any profit, thus taking or making delivery of the underlying reference instrument when not desired. The Fund could then incur transaction costs upon the sale of the underlying reference instruments. Similarly, when the Fund cannot affect a closing transaction with respect to a put option it wrote, and the buyer exercises, the Fund would be required to take delivery and would incur transaction costs upon the sale of the underlying reference instruments purchased. If the Fund, as a covered call option writer, is unable to affect a closing purchase transaction in a secondary market, it will not be able to sell the underlying reference instrument until the option expires, it delivers the underlying instrument upon exercise, or it segregates enough liquid assets to purchase the underlying reference instrument at the marked-to-market price during the term of the option. When trading options on non-U.S. exchanges or in the OTC market, many of the protections afforded to exchange participants will not be available. For example, there may be no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over an indefinite period of time.

The effectiveness of an options strategy for hedging depends on the degree to which price movements in the underlying reference instruments correlate with price movements in the relevant portion of the Fund’s portfolio that is being hedged. In addition, the Fund bears the risk that the prices of its portfolio investments will not move in the same amount as the option it has purchased or sold for hedging purposes, or that there may be a negative correlation that would result in a loss on both the investments and the option. If the Adviser is not successful in using options in managing the Fund’s investments, the Fund’s performance will be worse than if the Adviser did not employ such strategies.

Swaps. Generally, swap agreements are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” or value of predetermined underlying reference instruments. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, a particular non-U.S. currency, or a “basket” of securities representing a particular index. Swaps can also be based on credit and other events.

The Fund will generally enter into swap agreements on a net basis, which means that the two payment streams that are to be made by the Fund and its counterparty with respect to a particular swap agreement are netted out, with the Fund receiving or paying, as the case may be, only the net difference in the two payments. The Fund’s obligations (or rights) under a swap agreement that is entered into on a net basis will generally be the net amount to be paid or received under the agreement based on the relative values of the obligations of each party upon termination of the agreement or at set valuation dates. The Fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the Fund). If the swap agreement does not provide for that type of netting, the full amount of the Fund’s obligations will be accrued on a daily basis.

Comprehensive swaps regulation. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments imposed comprehensive regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.

Uncleared swaps. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. The Fund customarily enter into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (“ISDA”) Master Agreement. ISDA is a voluntary industry association of participants in the over-the-counter derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts. In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination.

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During the term of an uncleared swap, the Fund is required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if all outstanding swaps between the parties were terminated on the date in question, including any early termination payments (“variation margin”). Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to the Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.

Currently, the Fund does not intend to typically provide initial margin in connection with uncleared swaps. However, rules requiring initial margin for uncleared swaps have been adopted and are being phased in over time. When these rules take effect, if the Fund is deemed to have material swaps exposure under applicable swap regulations, the Fund will be required to post initial margin in addition to variation margin.

Cleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange-trading. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps. See “Risks of cleared swaps” below.

In a cleared swap, the Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. Transactions executed on a swap execution facility (“SEF”) may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of swaps that it has used in the past. When the Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty and are typically calculated as an amount equal to the volatility in market value of the cleared swap over a fixed period, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts. If the value of the Fund’s cleared swap declines, the Fund will be required to make additional “variation margin” payments to the FCM to settle the change in value. Conversely, if the market value of the Fund’s position increases, the FCM will post additional “variation margin” to the Fund’s account. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

Credit default swaps. The “buyer” of protection in a credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the “seller” that is contingent upon the occurrence of a credit event with respect to a specific underlying reference debt obligation (whether as a single debt instrument or as part of an index of debt instruments). The contingent payment by the seller generally is the face amount of the debt obligation, in return for the buyer’s obligation to make periodic cash payments and deliver in physical form the reference debt obligation or a cash payment equal to the then-current market value of that debt obligation at the time of the credit event. If no credit event occurs, the seller would receive a fixed rate of income throughout the term of the contract, while the buyer would lose the amount of its payments and recover nothing. The buyer is also subject to the risk that the seller will not satisfy its contingent payment obligation, if and when due.

Purchasing protection through a credit default swap may be used to attempt to hedge against a decline in the value of debt security or securities due to a credit event. The seller of protection under a credit default swap receives periodic payments from the buyer but is exposed to the risk that the value of the reference debt obligation declines due to a credit event and that it will have to pay the face amount of the reference obligation to the buyer. Selling protection under a credit default swap may also permit the seller to gain exposure that is similar to owning the reference debt obligation directly. As the seller of protection, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to the risk that there would be a credit event and the Fund would have to make a substantial payment in the future.

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Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration or default, or repudiation or restructuring of the reference debt obligation. There may be disputes between the buyer or seller of a credit default swap agreement or within the swaps market as a whole as to whether or not a credit event has occurred or what the payout should be which could result in litigation. In some instances where there is a dispute in the credit default swap market, a regional Determinations Committee set up by ISDA may make an official binding determination regarding the existence of credit events with respect to the reference debt obligation of a credit default swap agreement or, in the case of a credit default swap on an index, with respect to a component of the index underlying the credit default swap agreement. In the case of a credit default swap on an index, the existence of a credit event is determined according to the index methodology, which may in turn refer to determinations made by ISDA’s Determinations Committees with respect to particular components of the index.

ISDA’s Determinations Committees are comprised principally of dealers in the OTC derivatives markets which may have a conflicting interest in the determination regarding the existence of a particular credit event. In addition, in the sovereign debt market, a credit default swap agreement may not provide the protection generally anticipated because the government issuer of the sovereign debt instruments may be able to restructure or renegotiate the debt in such a manner as to avoid triggering a credit event. Moreover, (1) sovereign debt obligations may not incorporate common, commercially acceptable provisions, such as collective action clauses, or (2) the negotiated restructuring of the sovereign debt may be deemed non-mandatory on all holders. As a result, the determination committee might then not be able to determine, or may be able to avoid having to determine, that a credit event under the credit default agreement has occurred.

For these and other reasons, the buyer of protection in a credit default swap agreement is subject to the risk that certain occurrences, such as particular restructuring events affecting the value of the underlying reference debt obligation, or the restructuring of sovereign debt, may not be deemed credit events under the credit default swap agreement. Therefore, if the credit default swap was purchased as a hedge or to take advantage of an anticipated increase in the value of credit protection for the underlying reference obligation, it may not provide any hedging benefit or otherwise increase in value as anticipated. Similarly, the seller of protection in a credit default swap agreement is subject to the risk that certain occurrences may be deemed to be credit events under the credit default swap agreement, even if these occurrences do not adversely impact the value or creditworthiness of the underlying reference debt obligation.

Interest rate swaps. An interest rate swap is an agreement between two parties to exchange interest rate payment obligations. Typically, one party’s obligation is based on an interest rate fixed to maturity while the other party’s obligation is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, Secured Overnight Financing Rate (SOFR), prime rate, commercial paper rate, or other benchmarks). Alternatively, both payment obligations may be based on an interest rate that changes in accordance with changes in a designated benchmark (also known as a “basis swap”). In a basis swap, the rates may be based on different benchmarks (for example, SOFR versus commercial paper) or on different terms of the same benchmark (for example, one-month SOFR versus three-month SOFR). Each party’s payment obligation under an interest rate swap is determined by reference to a specified “notional” amount of money. Therefore, interest rate swaps generally do not involve the delivery of securities, other underlying instruments, or principal amounts; rather they entail the exchange of cash payments based on the application of the designated interest rates to the notional amount. Accordingly, barring swap counterparty or FCM default, the risk of loss in an interest rate swap is limited to the net amount of interest payments that the Fund is obligated to make or receive (as applicable), as well as any early termination payment payable by or to the Fund upon early termination of the swap.

By swapping fixed interest rate payments for floating payments, an interest rate swap can be used to increase or decrease the Fund’s exposure to various interest rates, including to hedge interest rate risk. Interest rate swaps are generally used to permit the party seeking a floating rate obligation the opportunity to acquire such obligation at a rate lower than is directly available in the credit markets, while permitting the party desiring a fixed-rate obligation the opportunity to acquire such a fixed-rate obligation, also frequently at a rate lower than is directly available in the credit markets. The success of such a transaction depends in large part on the availability of fixed-rate obligations at interest (or coupon) rates low enough to cover the costs involved. Similarly, a basis swap can be used to increase or decrease the Fund’s exposure to various interest rates, including to hedge against or speculate on the spread between the two indexes, or to manage duration. An interest rate swap transaction is affected by change in interest rates, which, in turn, may affect the prepayment rate of any underlying debt obligations upon which the interest rate swap is based.

Inflation index swaps. An inflation index swap is a contract between two parties, whereby one party makes payments based on the cumulative percentage increase in an index that serves as a measure of inflation (typically, the Consumer Price Index) and the other party makes a regular payment based on a compounded fixed rate. Each party’s payment obligation under the swap is determined by reference to a specified “notional” amount of money. Typically, an inflation index swap has payment obligations netted and exchanged upon maturity. The value of an inflation index swap is expected to change in response to changes in the rate of inflation. If inflation increases at a faster rate than anticipated at the time the swap is entered into, the swap will increase in value. Similarly, if inflation increases at a rate slower than anticipated at the time the swap is entered into, the swap will decrease in value.

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Equity total return swaps. A total return swap (also sometimes referred to as a synthetic equity swap or “contract for difference” when written with respect to an equity security or basket of equity securities) is an agreement between two parties under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying reference instrument or index thereof taken place. For example, one party agrees to pay the other party the total return earned or realized on the notional amount of an underlying equity security and any dividends declared with respect to that equity security. In return the other party makes payments, typically at a floating rate, calculated based on the notional amount.

Options on swap agreements. An option on a swap agreement generally is an OTC option (see the discussion above on OTC options) that gives the buyer of the option the right, but not the obligation, in return for payment of a premium to the seller, to enter into a previously negotiated swap agreement, or to extend, terminate or otherwise modify the terms of an existing swap agreement. The writer (seller) of an option on a swap agreement receives premium payments from the buyer and, in exchange, becomes obligated to enter into or modify an underlying swap agreement upon the exercise of the option by the buyer. When the Fund purchases an option on a swap agreement, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised, plus any related transaction costs.

There can be no assurance that a liquid secondary market will exist for any particular option on a swap agreement, or at any particular time, and the Fund may have difficulty affecting closing transactions in particular options on swap agreements. Therefore, the Fund may have to exercise the options that it purchases in order to realize any profit and take delivery of the underlying swap agreement. The Fund could then incur transaction costs upon the sale or closing out of the underlying swap agreement. In the event that the option on a swap is exercised, the counterparty for such option would be the same counterparty with whom the Fund entered into the underlying swap.

However, if the Fund writes (sells) an option on a swap agreement, the Fund is bound by the terms of the underlying swap agreement upon exercise of the option by the buyer, which may result in losses to the Fund in excess of the premium it received. Options on swap agreements involve the risks associated with derivative instruments generally, as described above, as well as the additional risks associated with both options and swaps generally.

Options on swap agreements are considered to be swaps for purposes of CFTC regulation. Although they are traded OTC, the CFTC may in the future designate certain options on swaps as subject to mandatory clearing. For more information, see “Cleared swaps” and “Risks of cleared swaps.”

An option on an interest rate swap (also sometimes referred to as a “swaption”) is a contract that gives the purchaser the right, but not the obligation, in return for payment of a premium, to enter into a new interest rate swap. A pay fixed option on an interest rate swap gives the buyer the right to establish a position in an interest rate swap where the buyer will pay (and the writer will receive) the fixed-rate cash flows and receive (and the writer will pay) the floating-rate cash flows. In general, most options on interest rate swaps are “European” exercise, which means that they can only be exercised at the end of the option term. Depending on the movement of interest rates between the time of purchase and expiration, the value of the underlying interest rate swap and therefore also the value of the option on the interest rate swap will change.

An option on a credit default swap is a contract that gives the buyer the right (but not the obligation), in return for payment of a premium to the option seller, to enter into a new credit default swap on a reference entity at a predetermined spread on a future date. This spread is the price at which the contract is executed (the option strike price). Similar to a put option, in a payer option on a credit default swap, the option buyer pays a premium to the option seller for the right, but not the obligation, to buy credit protection on a reference entity (e.g., a particular portfolio security) at a predetermined spread on a future date. Similar to a call option, in a receiver option on a credit default swap the option buyer pays a premium for the right, but not the obligation to sell credit default swap protection on a reference entity or index. Depending on the movement of market spreads with respect to the particular referenced debt securities between the time of purchase and expiration of the option, the value of the underlying credit default swap and therefore the value of the option will change. Options on credit default swaps currently are traded OTC and the specific terms of each option on a credit default swap are negotiated directly with the counterparty.

Commodity-linked total return swaps. A commodity-linked total return swap is an agreement between two parties under which the parties agree to exchange a fixed return or interest rate on the notional amount of the swap for the return of a particular commodities index, commodity contract or basket of commodity contracts as if such notional amount had been invested in such index, commodity contract or basket of commodity contracts. For example, one party agrees to pay the other party the return on a particular index multiplied by the notional amount of the swap. In return, the other party makes periodic payments, such as at a floating interest rate, calculated based on such notional amount. If the commodity swap is for one period, the Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the SOFR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.

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Risks of swaps generally. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the Adviser correctly to predict which types of investments are likely to produce greater returns. If the Adviser, in using swap agreements, is incorrect in its forecasts of market values, interest rates, inflation, currency exchange rates or other applicable factors, the investment performance of the Fund will be less than its performance would have been if it had not used the swap agreements.

The risk of loss to the Fund for swap transactions that are entered into on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to the Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If the Fund is obligated to pay the net amount, the Fund’s risk of loss is generally limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In addition, the Fund’s risk of loss also includes any margin at risk in the event of default by the counterparty (in an uncleared swap) or the central counterparty or FCM (in a cleared swap), plus any transaction costs.

Because bilateral swap agreements are structured as two-party contracts and may have terms of greater than seven days, these swaps may be considered to be illiquid and, therefore, subject to the Fund’s limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, the Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually widespread between the price at which they are prepared to buy and the price at which they are prepared to sell. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. However, the swap markets have grown substantially in recent years, with a large number of financial institutions acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become increasingly liquid. In addition, central clearing and the trading of cleared swaps on public facilities are intended to increase liquidity. The Adviser, under the supervision of the Board, is responsible for determining and monitoring the liquidity of the Fund’s swap transactions.

Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swaps, whether cleared or uncleared. This information is available to regulators and, also, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data is intended to result in greater market transparency. This may be beneficial to funds that use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of the funds’ identities as intended.

Certain U.S. Internal Revenue Service (“IRS”) positions may limit the Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences. For more information about potentially changing regulation, see “Developing government regulation of derivatives” below.

Risks of uncleared swaps. Uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges. As a result, swap participants may not be as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. The Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, the Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. In unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.

Risks of cleared swaps. As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by the Fund.

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Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position, or the central counterparty in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

With cleared swaps, the Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in margin above the margin that is required at the initiation of the swap agreement.

Finally, the Fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the Fund may be required to break the trade and make an early termination payment to the executing broker.

Combined transactions. The Fund may enter into multiple derivative instruments, and any combination of derivative instruments as part of a single or combined strategy (a “Combined Transaction”) when the Adviser believes it is in the best interests of the Fund to do so. A Combined Transaction will usually contain elements of risk that are present in each of its component transactions.

Although Combined Transactions are normally entered into based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal(s), it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Securities Lending

If approved by the Board, the Fund may lend portfolio securities to certain creditworthy borrowers. The borrowers provide collateral that is maintained in an amount at least equal to the current value of the securities loaned. The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives the value of any interest or cash or non-cash distributions paid on the securities that it lends. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the Fund or through one or more joint accounts or money market funds, which may include those managed by the Adviser.

The Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board who administer the lending program for the Fund in accordance with guidelines approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from the Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return the Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

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Repurchase Agreements

The Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next Business Day). A “Business Day” is any day on which the New York Stock Exchange (“NYSE”) is open for regular trading. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Fund’s custodian bank until repurchased. No more than an aggregate of 15% of the Fund’s net assets will be invested in illiquid securities, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Dollar Rolls

A dollar roll transaction involves a sale by the Fund of a security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. A dollar roll may be considered a borrowing giving rise to leverage. The securities that are repurchased will bear the same interest rate and a similar maturity as those sold, but the assets collateralizing these securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional investments, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of dollar rolls. Dollar rolls involve the risk that the market value of the securities subject to the Fund’s forward purchase commitment may decline below, or the market value of the securities subject to the Fund’s forward sale commitment may increase above, the exercise price of the forward commitment. In the event the buyer of the securities files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the current sale portion of the transaction may be restricted.

Tax Risks

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Shares.

INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed with respect to the Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

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Except with the approval of a majority of the outstanding voting securities, the Fund may not:

1.	Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act.
2.	Make loans, except to the extent permitted under the 1940 Act.
3.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from investing in securities or other instruments backed by real estate, real estate investment trusts (“REITs”) or securities of companies engaged in the real estate business.
4.	Purchase or sell commodities unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.
5.	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act.
6.	Concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries except that the Fund will have economic exposure that is concentrated to the industry, if any, assigned to Bitcoin. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by securities of the U.S. government (including its agencies and instrumentalities), registered investment companies and tax-exempt securities of state or municipal governments and their political subdivisions, are not considered to be issued by members of any industry.

In determining its compliance with the fundamental investment restriction on concentration, the Fund will look through to the underlying holdings of any affiliated investment company and will consider its entire investment in any investment company with a policy to concentrate, or having otherwise disclosed that it is concentrated, in a particular industry or group of related industries as being invested in such industry or group of related industries. Additionally, in determining its compliance with the fundamental investment restriction on concentration, the Fund will look through to the user or use of private activity municipal bonds to determine their industry.

For purposes of applying the limitation set forth in the concentration policy set forth above, the Fund may use the Standard Industrial Classification (SIC) Codes, North American Industry Classification System (NAICS) Codes, MSCI Global Industry Classification System, FTSE/Dow Jones Industry Classification Benchmark (ICB) system, or any other reasonable industry classification system (including systems developed by the Adviser) to identify each industry. The Fund’s method applying the limitations in the above concentration policy, including the classification levels used, may differ from those of the Trust’s other series.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid investments will be observed continuously.

EXCHANGE LISTING AND TRADING

Shares are listed for trading and trade throughout the day on the Exchange.

There can be no assurance that the Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of Shares. The Exchange may, but is not required to, remove Shares of the Fund from the listing under any of the following circumstances: (1) the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 of the Investment Company Act of 1940; (2) the Fund no longer complies with the Exchange’s requirements for Shares; or (3) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove Shares of the Fund from listing and trading upon termination of the Fund.

The Trust reserves the right to adjust the price levels of Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

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MANAGEMENT OF THE TRUST

Board Responsibilities. The Board oversees the management and operations of the Trust. Like all registered investment companies, the day-to-day management and operation of the Trust is the responsibility of the various service providers to the Trust, such as the Adviser, the Distributor, the Administrator, the Sub-Administrator, the Custodian, and the Transfer Agent, each of whom is discussed in greater detail in this Statement of Additional Information. The Board has appointed various senior employees of the Administrator as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. In conducting this oversight, the Board receives regular reports from these officers and the service providers. For example, the Treasurer reports as to financial reporting matters and the President reports as to matters relating to the Trust’s operations. In addition, the Adviser provides regular reports on the investment strategy and performance of the Fund. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. These reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent operations. In addition, various members of the Board also meet with management in less formal settings, between formal “Board Meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

As part of its oversight function, the Board receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.), the oversight of different types of risks is handled in different ways. For example, the Board meets regularly with the CCO to discuss compliance and operational risks and the Audit Committee meets with the Treasurer and the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function.

The full Board also receives reports from the Adviser as to investment risks of the Fund. In addition to these reports, from time to time the full Board receives reports from the Administrator and the Adviser as to enterprise risk management.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures, and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Adviser, and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available, or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are five members of the Board, three of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”). Mr. Eric W. Falkeis serves as Chairman of the Board and is an interested person of the Trust.

The Board is composed of a majority (60 percent) of Independent Trustees. The Board has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Board has a Lead Independent Trustee, who acts as the primary liaison between the Independent Trustees and management. Ms. Michelle McDonough currently serves as the Lead Independent Trustee of the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

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Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o Tidal Trust II, 234 West Florida Street, Suite 700, Milwaukee, Wisconsin 53204.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served (1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees (3)
Javier Marquina Born: 1973	Trustee	Indefinite term; since 2022	Founder and Chief Executive Officer of ARQ Consultants Inc. (since 2019) a firm specializing in cross border real estate investments; Interim CEO for the Americas of Acciona Inmobiliaria (2020 to 2021); Head of Investment Team for Latin America for GLL Real Estate Partners (2016 to 2020).	393	Board Vice-Chairman of Inmobiliaria Spectrum (Guatemala and UK); Independent Board Member of LATAM Logistics Properties S.A. (Columbia, Peru and Costa Rica); Independent Board Member of Logistic Properties of the Americas.
Michelle McDonough Born: 1980	Trustee	Indefinite term; since 2022	Chief Operating Officer, Trillium Asset Management LLC (2010 to 2024)	393	Trillium Asset Management, LLC (2020 to 2024)
Dave Norris Born: 1976	Trustee	Indefinite term; since 2022	Consulting work for Rubin Brown, CPA services (since 2024); Consulting work with RedRidge Diligence Services (2023 to 2024); Chief Operating Officer, RedRidge Diligence Services (2011 to 2023)	393	None
Interested Trustees
Eric W. Falkeis (4) Born: 1973	Principal Executive Officer, Trustee, and Chairman	Principal Executive Officer since 2022, Indefinite term; Trustee, and Chairman, since 2022, Indefinite term	Chief Operating Officer, Tidal Investments LLC (since 2023); Chief Executive Officer, Tidal ETF Services LLC (since 2018).	551	Independent Director, Muzinich Direct Lending Income Fund, Inc. (since 2023); Independent Director, Muzinich BDC, Inc. (since 2019); Trustee, Professionally Managed Portfolios (27 series) (since 2011); Trustee and Chairman of Tidal Trust I (since 2018); Trustee and Chairman of Tidal Trust III (since 2025); Trustee and Chairman of Tidal Trust IV (since 2025); Trustee and Chairman of Tidal Trust V (since 2025).
Domenick Pugliese (5) Born: 1961	Trustee	Indefinite term; since 2026	Partner, Sullivan & Worcester LLP (a law firm) (2019 to present).	393	None.

(1)	The Trustees have designated a mandatory retirement age of 78, such that each Trustee, serving as such on the date he or she reaches the age of 78, shall submit his or her resignation not later than the last day of the calendar year in which his or her 78th birthday occurs.
(2)	The group of funds sponsored by Tidal and managed by the Adviser or its affiliates, including Tidal Trust I, Tidal Trust II, Tidal Trust III, Tidal Trust IV and Tidal Trust V.
(3)	All Independent Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (the “Independent Trustees”).

(4)	Mr. Falkeis is considered an “interested person” of the Trust due to his positions as Principal Executive Officer and Chairman of the Trust, and Chief Executive Officer of Tidal ETF Services LLC, a Tidal Financial Group company and an affiliate of the Adviser.
(5)	Mr. Pugliese, is a partner of Sullivan & Worcester LLP, which serves as legal counsel to the Trust. Mr. Pugliese has served as the lead partner representing the Trust and the Trust’s Independent trustees. As the lead partner in the firm that serves as legal counsel to the Trust, Mr. Pugliese is considered an “interested person,” of the Trust as defined under the 1940 Act.

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Individual Trustee Qualifications.

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their service as Trustees of the Trust in light of the Trust’s business and structure. Each of the Trustees has substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and access information provided to them. Certain of these business and professional experiences are set forth in detail in the table above. The Board annually conducts a ‘self-assessment’ wherein the effectiveness of the Board and individual Trustees is reviewed.

In addition to the information provided in the table above, below is certain additional information concerning each particular Trustee and certain of their Trustee Attributes. The information provided below, and in the table above, is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to serve effectively as Trustees of the Trust.

The Board has concluded that Mr. Marquina should serve as a Trustee because of his substantial business experience related to commercial real estate investment and business development through his current position as CEO and Founder at ARQ Consultants Inc., as well as through former positions. Mr. Marquina’s experience, qualifications, attributes, or skills, on an individual basis and in combination with those of the other Trustees, led to the Board’s conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

The Board has concluded that Ms. McDonough should serve as a Trustee because of her substantial financial services experience, including experience with operations, compliance, IT, service provider oversight and management. For over a decade, Ms. McDonough served as COO of Trillium Asset Management and in that capacity oversaw all non-investment functions for the firm. Ms. McDonough’s experience, qualifications, attributes, or skills, on an individual basis and in combination with those of the other Trustees, led to the Board’s conclusion that she possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

The Board has concluded that Mr. Norris should serve as a Trustee because of his substantial experience across a multitude of industries and operated businesses. Mr. Norris’ business operation experience consists of capital raising, business development, investor relations, strategic planning, treasury management, deal execution, restructuring, and oversight of back-office functions. Mr. Norris serves as the Trust’s Audit Committee Financial Expert. Mr. Norris’ experience, qualifications, attributes, or skills, on an individual basis and in combination with those of the other Trustees, led to the Board’s conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

The Board has concluded that Mr. Falkeis should serve as a Trustee because of his substantial investment company experience and his experience with financial, accounting, investment, and regulatory matters through his former position as Senior Vice President and Chief Financial Officer (and other positions) of U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Global Fund Services”), a full service provider to ETFs, mutual funds, and alternative investment products, from 1997 to 2013, as well as a Trustee and Chairman of Tidal Trust I, from 2018 to present, Trustee and Chairman of Tidal Trust III, from 2025 to present, Trustee and Chairman of Tidal Trust IV, from 2025 to present, and Trustee and Chairman of Tidal Trust V, from 2025 to present. In addition, he has experience consulting with investment advisors regarding the legal structure of mutual funds, distribution channel analysis, and actual distribution of those funds. Mr. Falkeis also has substantial managerial, operational, technological, and risk oversight related experience through his former position as Chief Operating Officer of the advisers to the Direxion mutual fund and ETF complex. Mr. Falkeis’ experience, qualifications, attributes, or skills on an individual basis and in combination with those of the other Trustees led to the Board’s conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

The Board has concluded that Mr. Pugliese should serve as a Trustee because of his substantial and deep experience in the investment company industry, working with registered investment companies and their boards on all aspects of investment company regulation for more than 35 years. From his experience serving as counsel to mutual funds and exchange traded funds and as counsel to fund boards, as well as his specific experience serving as counsel to the Trust and its Independent Trustees, Mr. Pugliese has intimate knowledge of Board operations and responsibilities, the Trust and the Adviser, their products, operations, personnel and resources Mr. Pugliese’s extensive knowledge of the investment management industry, boards’ operations and responsibilities and the operation and oversight of exchange-traded funds led to the Board’s conclusion that he is valuable to the Board in its oversight of the Trust.

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Board Committees. The Board has established the following standing committees of the Board:

Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees of the Trust and is chaired by an Independent Trustee. Mr. Norris is chair of the Audit Committee and he presides at the Audit Committee meetings, participates in formulating agendas for Audit Committee meetings, and coordinates with management to serve as a liaison between the Independent Trustees and management on matters within the scope of responsibilities of the Audit Committee as set forth in its Board-approved written charter. The chair of the Audit Committee may delegate certain tasks to a vice chair. Ms. McDonough currently serves as vice chair of the Audit Committee. The principal responsibilities of the Audit Committee include overseeing the Trust’s accounting and financial reporting policies and practices and its internal controls; overseeing the quality, objectivity and integrity of the Trust’s financial statements and the independent audits thereof; monitoring the independent auditor’s qualifications, independence, and performance; acting as a liaison between the Trust’s independent auditors and the full Board; pre-approving all auditing services to be performed for the Trust; reviewing the compensation and overseeing the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; pre-approving all permitted non-audit services (including the fees and terms thereof) to be performed for the Trust; pre-approving all permitted non-audit services to be performed for any investment adviser or sub-adviser to the Trust by any of the Trust’s independent auditors if the engagement relates directly to the operations and financial reporting of the Trust; meeting with the Trust’s independent auditors as necessary to (1) review the arrangement for and scope of the annual audits and any special audits, (2) discuss any matters of concern relating to the Fund’s financial statements, (3) consider the independent auditors’ comments with respect to the Trust’s financial policies, procedures and internal accounting controls and Trust management’s responses thereto, and (4) review the form of opinion the independent auditors propose to render to the Board and the Fund’s shareholders; discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Fund’s financial statements; and reviewing and discussing reports from the independent auditors on (1) all critical accounting policies and practices to be used, (2) all alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, (3) other material written communications between the independent auditor and management, including any management letter, schedule of unadjusted differences, or management representation letter, and (4) all non-audit services provided to any entity in the Trust that were not pre-approved by the Committee; and reviewing disclosures made to the Committee by the Trust’s principal executive officer and principal accounting officer during their certification process for the Fund’s Form N-CSR. For the fiscal year ending October 31, 2025, the Audit Committee met once with respect to the Fund.

The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially escalating further to other entities). For the fiscal year ending October 31, 2025, the QLCC did not meet with respect to the Trust.

Nominating and Governance Committee. The Board has a standing Nominating and Governance Committee that is composed of each of the Independent Trustees of the Trust and Mr. Pugliese. The Nominating and Governance Committee operates under a written charter approved by the Board. The Nominating and Governance Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time and meets only as necessary. The Nominating and Governance Committee generally will not consider nominees recommended by shareholders. The Nominating and Governance Committee is also responsible for, among other things, reviewing and making recommendations regarding Independent Trustee compensation and the Trustees’ annual “self-assessment.” Mr. Pugliese is the chair of the Nominating and Governance Committee. The Nominating Committee and Governance Committee meets periodically, as necessary, but at least annually. For the fiscal period ending October 31, 2025, the Nominating and Governance Committee met one time with respect to the Trust.

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Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. The address of each officer of the Trust is c/o Tidal Trust II, 234 W Florida St, Suite 700, Milwaukee, Wisconsin 53204, unless otherwise indicated. Additional information about the Trust’s officers is as follows:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Eric W. Falkeis(1) Born: 1973	Principal Executive Officer, Interested Trustee, Chairman	Principal Executive Officer since 2022, Indefinite term; Interested Trustee, Chairman, since 2022, Indefinite term	Chief Operating Officer, Tidal Investments LLC (since 2023); Chief Executive Officer, Tidal ETF Services LLC (since 2018).
William H. Woolverton, Esq. Born: 1951	Chief Compliance Officer and AML Compliance Officer	AML Compliance Officer since 2023, Indefinite term; Chief Compliance Officer, Indefinite term; since 2022	Chief Compliance Officer (since 2023), Compliance Adviser (2022 to 2023), Tidal Investments LLC; Senior Compliance Adviser, ACA Global (2020 to 2023); Director, Hadron Specialty Insurance Company (since 2023) Operating Partner, Altamont Capital Partners (private equity firm) (2021 to present).
Ally L. Mueller Born: 1979	President	Indefinite term; since 2025	SVP of Launches & Client Success Management (since 2025), VP of Launches & Client Success Management (2024 to 2025), Head of ETF Launches and Client Success (2023 to 2024), Head of ETF Launches and Finance Director (2019 to 2023), Tidal ETF Services LLC.
Aaron J. Perkovich Born: 1973	Treasurer, Principal Financial Officer, and Principal Accounting Officer	Indefinite term; since 2023	SVP of Fund Administration (since 2024), Head of Fund Administration (2023 to 2024), Fund Administration Manager (2022 to 2023), Tidal ETF Services LLC; Assistant Director Investments, Mason Street Advisors, LLC (2021 to 2022); Vice President, U.S. Bancorp Fund Services, LLC (2006 to 2021).
Lissa M. Richter Born: 1979	Vice President	Indefinite term; since 2025	VP of Fund Governance and Compliance (since 2024), ETF Regulatory Manager, Tidal ETF Services LLC (2021 to 2024); Senior Paralegal, Rafferty Asset Management, LLC (2013 to 2020).
Kelly J. Lavari Born: 1967	Secretary	Indefinite term; since 2025	VP of Fund Governance and Compliance (since 2024), Fund Governance Specialist (2023 to 2024), Compliance Manager – Global Credit Finance, State Street Bank & Trust (2016 to 2023).
Peter Chappy Born: 1975	Assistant Treasurer	Indefinite term; since 2023	AVP of Fund Administration (since 2024), Fund Administration Manager, Tidal ETF Services LLC (2023 to 2024); Product Owner, Allvue Systems (2022 to 2023); Senior Business Consultant, Refinitiv (2015 to 2022).
Melissa Breitzman Born: 1983	Assistant Treasurer	Indefinite term; since 2023	VP of Fund Administration (since 2024), Fund Administration Manager, Tidal ETF Services LLC (2023 to 2024); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2005 to 2023).

(1)	Mr. Falkeis is considered an interested person of the Trust due to his positions as Principal Executive Officer and Chairman of the Trust, and Chief Executive Officer of Tidal ETF Services LLC, a Tidal Financial Group company and an affiliate of the Adviser.

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Trustee Ownership of Shares. The Fund is required to show the dollar amount ranges of each Trustee’s “beneficial ownership” of Shares and each other series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

As of December 31, 2025, the following Trustee beneficially owned shares of certain series of the Trust as follows, and no other Trustee owned shares of any other series of the Trust:

Name of Trustee	Dollar Range of Shares Owned in the Fund	Aggregate Dollar Range of Shares of Series of the Trust
Javier Marquina	None	Over $100,000

As of December 31, 2025, neither the Independent Trustees nor members of their immediate family, owned securities beneficially or of record in the Adviser, the Distributor (as defined below), or an affiliate of the Adviser or Distributor. Accordingly, neither the Independent Trustees nor members of their immediate family, have direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Distributor or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser, the Distributor or any affiliate thereof was a party.

Board Compensation.

As of January 1, 2026, the Independent Trustees and Mr. Pugliese each receive a quarterly retainer of $35,000 plus $10,000 for each regular meeting attended and $3,000 for each special meeting attended. The Independent Trustees and Mr. Pugliese also receive reimbursement for travel and other out-of-pocket expenses incurred in connection with serving as a Trustee. In addition, the Lead Independent Trustee receives an annual retainer of $60,000, the Audit Committee Chair receives an annual retainer of $60,000, the Audit Committee vice chair receives an annual retainer of $30,000, and the Nominating and Governance Committee Chair receives an annual retainer of $20,000. The Trust has no pension or retirement plan.

From July 1, 2025 to December 31, 2025, the Independent Trustees each received a quarterly retainer of $25,000 plus $8,000 for each regular meeting attended and $3,000 for each special meeting attended. The Independent Trustees also received reimbursement for travel and other out-of-pocket expenses incurred in connection with serving as a Trustee. In addition, the Lead Independent Trustee received an annual retainer of $60,000, the Audit Committee Chair received an annual retainer of $60,000 and the Audit Committee Vice-Chair received an annual retainer of $20,000.

From January 1, 2025 through June 30, 2025, the Independent Trustees each received a quarterly retainer of $25,000 plus $5,000 for each meeting attended. The Independent Trustees also received reimbursement for travel and other out-of-pocket expenses incurred in connection with serving as a Trustee. In addition, the Lead Independent Trustee received an annual retainer of $35,000 and the Audit Committee Chair received an annual retainer of $30,000.

Prior to January 1, 2025, the Independent Trustees each received $25,000 for each regular quarterly meeting attended and $2,500 for each special meeting attended, as well as reimbursement for travel and other out-of-pocket expenses incurred in connection with serving as a Trustee. In addition, the Lead Independent Trustee received an annual retainer of $25,000 and the Audit Committee Chair received an annual retainer of $20,000.

The following table shows the compensation earned by each Trustee for the Fund’s fiscal period ended October 31, 2025. Independent Trustee fees are an obligation of the Trust and are paid by the Adviser, as are other Trust expenses. The Trust pays the Adviser a unitary fee which the Adviser uses to pay Trust expenses. Trustee compensation shown below does not include reimbursed out-of-pocket expenses in connection with attendance at meetings.

Name	Aggregate Compensation From the Fund	Total Compensation From Fund Complex Paid to Trustees
Interested Trustees
Eric W. Falkeis	$0	$0
Domenick Pugliese*	$0	$0
Independent Trustees
Javier Marquina	$0	$162,500
Michelle McDonough	$0	$228,000
David Norris	$0	$207,500

* Mr. Pugliese’s appointment as Trustee occurred after the close of the Fund’s fiscal year ended October 31, 2025.

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PRINCIPAL SHAREHOLDERS, CONTROL PERSONS AND MANAGEMENT OWNERSHIP

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding Shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund.

As of February 3, 2026, to the best of the Trust’s knowledge, the following shareholders were considered to be principal shareholders of the Fund:

Name and Address	% of Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	23.62%	Record
US Bank NA 1555 N Rivercenter Dr. Ste 302 Milwaukee, WI 53212	22.04%	Record
National Financial Services LLC 245 Summer Street Boston, MA 02210	16.98%	Record
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Customers 1 New York Plz, Fl 12 New York, NY 10004-1932	6.90%	Record
Robinhood Securities, Inc. 500 Colonial Center Parkway, Suite 100 Lake Mary, FL 32746	5.52%	Record

As of January 30, 2026, to the best of the Trust’s knowledge, no person was a control person of the Fund and the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Fund.

CODES OF ETHICS

The Trust and the Adviser have both adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust and the Adviser from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to the codes of ethics). Both code of ethics permits personnel subject to that code of ethics to invest in securities for their personal investment accounts, subject to certain limitations, including limitations related to securities that may be purchased or held by the Fund. The Distributor (as defined below) relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust and the Adviser and no officer, director, or general partner of the Distributor serves as an officer, director, or general partner of the Trust or the Adviser.

There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be found at the SEC’s website at https://www.sec.gov.

PROXY VOTING POLICIES

The Board has delegated proxy voting responsibilities to the Adviser, subject to the Board’s oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with the Fund’s and its shareholders’ best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser has adopted proxy voting policies and guidelines for this purpose (“Proxy Voting Policies”), which have been adopted by the Trust as the policies and procedures that will be used when voting proxies on behalf of the Fund.

In the absence of a conflict of interest, the Adviser will generally vote “for” routine proposals, such as the election of directors, approval of auditors, and amendments or revisions to corporate documents to eliminate outdated or unnecessary provisions. Unusual or disputed proposals will be reviewed and voted on a case-by-case basis. The Proxy Voting Policies address, among other things, material conflicts of interest that may arise between the interests of the Fund and the interests of the Adviser. The Proxy Voting Policies will ensure that all issues brought to shareholders are analyzed in light of the Adviser’s fiduciary responsibilities.

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The Trust’s Chief Compliance Officer is responsible for monitoring the effectiveness of the Proxy Voting Policies.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling (866) 864-3968, (2) on the Fund’s website at www. yieldmaxetfs.com or (3) on the SEC’s website at www.sec.gov.

INVESTMENT ADVISER

Tidal Investments LLC (“Tidal” or the “Adviser”), 234 West Florida Street, Suite 700, Milwaukee, Wisconsin 53204, serves as investment adviser to the Fund and has overall responsibility for the general management and administration of the Fund.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and oversight of the Board. Under the Advisory Agreement, the Adviser is also responsible for arranging transfer agency, custody, fund administration and accounting, and other related services necessary for the Fund to operate. The Adviser administers the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping, and administrative services. Under the Advisory Agreement, in exchange for a single unitary management fee from the Fund, the Adviser has agreed to pay all expenses incurred by the Fund except for the Excluded Expenses, as defined in the Prospectus. For services provided to the Fund, the Fund pays the Adviser a unitary management fee, which is calculated daily and paid monthly, at an annual rate of 0.99% based on the Fund’s average daily net assets.

The Advisory Agreement with respect to the Fund will continue in force for an initial period of two years. Thereafter, the Advisory Agreement will be renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom) at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Adviser or the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding Shares. The Advisory Agreement automatically terminates on assignment and is terminable on a 60-day written notice either by the Trust or the Adviser.

The Adviser shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding, or sale of any security.

The table below shows management fees paid by the Fund to the Adviser for the fiscal year/period indicated.

Management Fee
Fiscal year ended October 31, 2025	$1,199,442
For April 22, 2024 (commencement of operations) to October 31, 2024	$213,117

PORTFOLIO MANAGERS

The Fund is managed by Jay Pestrichelli, Scott Snyder, and Matt Brandt, each a Portfolio Manager for the Adviser.

Other Accounts. In addition to the Fund, the portfolio managers managed the following other accounts as of October 31, 2025.

Jay Pestrichelli, Portfolio Manager for the Adviser

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance- Based Fee	Total Assets of Accounts Subject to a Performance- Based Fee (in millions)
Registered Investment Companies	73	$17,569.35	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

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Scott Snyder, Portfolio Manager for the Adviser

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance- Based Fee	Total Assets of Accounts Subject to a Performance- Based Fee (in millions)
Registered Investment Companies	17	$431	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Matt Brandt, Portfolio Manager for the Adviser

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance- Based Fee	Total Assets of Accounts Subject to a Performance- Based Fee (in millions)
Registered Investment Companies	6	$169	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Portfolio Manager Fund Ownership. The Fund is required to show the dollar range of each portfolio manager’s “beneficial ownership” of Shares as of the end of the most recently completed fiscal year. The dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. As of October 31, 2025, the portfolio managers did not own Shares of the Fund. As of December 31, 2025, Mr. Pestrichelli owned Shares in the range of $1-$10,000 of the Fund, and no other portfolio manager owned Shares of the Fund.

Portfolio Manager Compensation.

Each portfolio manager is compensated by the Adviser with a base salary and discretionary bonus based on the financial performance and profitability of the Adviser and not based on the performance of the Fund. To the extent a portfolio manager is an equity owner of the Adviser, such portfolio manager may benefit indirectly from the revenue generated by the Fund’s Advisory Agreement with the Adviser.

Description of Material Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have similar investment objectives or strategies as the Fund. A potential conflict of interest may arise as a result, whereby a portfolio manager could favor one account over another. Another potential conflict could include a portfolio manager’s knowledge about the size, timing, and possible market impact of trades by the Fund, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. For instance, the portfolio managers may receive fees from certain accounts that are higher than the fees received from the Fund, or receive a performance-based fee on certain accounts. In those instances, a portfolio manager has an incentive to favor the higher and/or performance-based fee accounts over the Fund. To mitigate these conflicts, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts the firm manages are fairly and equitably allocated.

THE DISTRIBUTOR

The Trust and Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group (dba ACA Group) (the “Distributor”), are parties to a distribution agreement (“Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Fund and distributes Shares on a best efforts basis. Shares are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute Shares in amounts less than a Creation Unit and does not maintain a secondary market in Shares. The principal business address of the Distributor is 190 Middle Street, Suite 301, Portland, Maine 04101.

Under the Distribution Agreement, the Distributor, as agent for the Trust, will review orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor is a broker-dealer registered under the 1934 Act and a member of FINRA.

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or DTC participants (as defined below).

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The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (1) by the vote of the Trustees or by a vote of the shareholders of the Fund and (2) by the vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom) at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting Shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.

For the fiscal year ended October 31, 2025, the Fund did not incur underwriting commissions and the Distributor did not receive any amounts.

Intermediary Compensation. The Adviser or its affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to the Fund or its shareholders), may pay certain broker dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing and educational training or support. These arrangements are not financed by the Fund and, thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Fund’s Prospectus and they do not change the price paid by investors for the purchase of Shares or the amount received by a shareholder as proceeds from the redemption of Shares.

Such compensation may be paid to Intermediaries that provide services to the Fund, including marketing and education support (such as through conferences, webinars and printed communications). The Adviser will periodically assess the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend the Fund over other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professional if they receive similar payments from their Intermediary firm.

Intermediary information is current only as of the date of this SAI. Please contact your adviser, broker or other investment professional for more information regarding any payments their Intermediary firm may receive. Any payments made by the Adviser, or its affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy Shares.

If you have any additional questions, please call (866) 864-3968.

Distribution (Rule 12b-1) Plan. The Trust has adopted a Distribution (Rule 12b-1) Plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. No payments pursuant to the Plan are expected to be made during the twelve (12) month period from the date of this SAI. Rule 12b-1 fees to be paid by the Fund under the Plan may only be imposed after approval by the Board.

Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Independent Trustees”). None of the Independent Trustees have a direct or indirect financial interest in the Plan or any agreements related to the Plan. The Plan may be continued from year-to-year only if the Board, including a majority of the Independent Trustees, concludes at least annually that continuation of the Plan is likely to benefit shareholders. The Board has determined that the Plan is likely to benefit the Fund by providing an incentive for brokers, dealers, and other financial intermediaries to engage in sales and marketing efforts on behalf of the Fund and to provide enhanced services to shareholders. The Board also determined that the Plan may enhance the Fund’s ability to sell shares and access important distribution channels.

The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding Shares. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Independent Trustees.

The Plan provides that the Fund pays the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, and insurance companies including, without limit, investment counselors, broker-dealers, and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with FINRA rules concerning sales charges.

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Under the Plan, subject to the limitations of applicable law and regulations, the Fund is authorized to compensate the Distributor up to the maximum amount to finance any activity primarily intended to result in the sale of Creation Units of the Fund or for providing, or arranging for others to provide, shareholder services and for the maintenance of shareholder accounts. Such activities may include, but are not limited to: (1) delivering copies of the Fund’s then current reports, prospectuses, notices, and similar materials, to prospective purchasers of Creation Units; (2) marketing and promotional services, including advertising; (3) paying the costs of and compensating others, including Authorized Participants with whom the Distributor has entered into written Authorized Participant Agreements, for performing shareholder servicing on behalf of the Fund; (4) compensating certain Authorized Participants for providing assistance in distributing the Creation Units of the Fund, including the travel and communication expenses and salaries and/or commissions of sales personnel in connection with the distribution of the Creation Units of the Fund; (5) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, and investment counselors, broker-dealers, mutual fund supermarkets, and the affiliates and subsidiaries of the Trust’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance; (6) facilitating communications with beneficial owners of Shares, including the cost of providing, or paying others to provide, services to beneficial owners of Shares, including, but not limited to, assistance in answering inquiries related to Shareholder accounts; and (7) such other services and obligations as are set forth in the Distribution Agreement.

ADMINISTRATOR

Tidal ETF Services LLC (the “Administrator”), a Tidal Financial Group company and an affiliate of the Adviser, serves as the Fund’s administrator. The Administrator is located at 234 West Florida Street, Suite 700, Milwaukee, Wisconsin 53204. Pursuant to the Fund Administration Servicing Agreement between the Trust and the Administrator, the Administrator provides the Trust with, or arranges for, administrative, compliance, and management services (other than investment advisory services) to be provided to the Trust and the Board. Pursuant to the Fund Administration Servicing Agreement, officers or employees of the Administrator serve as the Trust’s principal executive officer, principal financial officer, and chief compliance officer, the Administrator coordinates the payment of Fund-related expenses, and the Administrator manages the Trust’s relationships with its various service providers. As compensation for the services it provides, the Administrator receives a fee based on the Fund’s average daily net assets, subject to a minimum annual fee. The Administrator also is entitled to certain out-of-pocket expenses for the services mentioned above.

The table below shows fees paid for administration services by the Adviser to the Administrator with respect to the Fund for the fiscal year/period indicated.

Fees Paid to the Administrator
Fiscal year ended October 31, 2025	$56,867
For April 22, 2024 (commencement of operations) to October 31, 2024	$26,229

SUB-ADMINISTRATOR AND TRANSFER AGENT

Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Fund’s sub-administrator and transfer agent.

Pursuant to a Fund Sub-Administration Servicing Agreement and a Fund Accounting Servicing Agreement between the Trust and Global Fund Services, Global Fund Services provides the Trust with administrative and management services (other than investment advisory services) and accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports. In this capacity, Global Fund Services does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Shares. As compensation for the administration, accounting and management services, the Adviser pays Global Fund Services a fee based on the Fund’s average daily net assets, subject to a minimum annual fee. Global Fund Services also is entitled to certain out-of-pocket expenses for the services mentioned above, including pricing expenses.

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The table below shows fees paid for sub-administration services by the Adviser to Global Fund Services with respect to the Fund for the fiscal year/period indicated.

Fees Paid to the Sub-Administrator
Fiscal year ended October 31, 2025	$46,236
For April 22, 2024 (commencement of operations) to October 31, 2024	$14,426

CUSTODIAN

Pursuant to a Custody Agreement, U.S. Bank National Association (“U.S. Bank”), 1555 North Rivercenter Drive, Milwaukee, Wisconsin 53212, serves as the custodian (the “Custodian”) of the Fund’s assets. U.S. Bank is the parent company of Global Fund Services. The Custodian holds and administers the assets in the Fund’s portfolio. Pursuant to the Custody Agreement, the Custodian receives an annual fee from the Adviser based on the Trust’s total average daily net assets, subject to a minimum annual fee, and certain settlement charges. The Custodian also is entitled to certain out-of-pocket expenses.

LEGAL COUNSEL

Sullivan & Worcester LLP, 1251 Avenue of the Americas, 19th Floor, New York, NY 10020, serves as legal counsel for the Trust and the Independent Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd., 1835 Market Street, Suite 310, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Fund. Its services include auditing the Fund’s financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Board has adopted a policy regarding the disclosure of information about the Fund’s security holdings. The Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business and through financial reporting and news services including publicly available internet web sites. In addition, the composition of the Deposit Securities is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”).

DESCRIPTION OF SHARES

The Third Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”) authorizes the issuance of an unlimited number of funds and shares. Each share represents an equal proportionate interest in the Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing Shares will not be issued. Shares, when issued, are fully paid and non-assessable.

Each Share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds in the Trust vote together as a single class, except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. The Trust will call for a meeting of shareholders to consider the removal of one or more Trustees and other certain matters upon the written request of shareholders holding at least a majority of the outstanding shares of the Trust entitled to vote at such meeting. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

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LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee or officer of the Trust, and upon the due approval of the Trustees, each person who is, or has been an employee or agent of the Trust, and, upon due approval of the Trustees, any person who is serving or has served at the Trust’s request as a director, officer, partner, trustee, employee, agent, or fiduciary of another organization with respect to any alleged acts or omissions while acting within the scope of a Trustee’s service in such a position. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for a Trustee’s willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for the Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser will rely upon their respective experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

The Adviser owes fiduciary duties to their clients to seek to provide best execution on trades effected. In selecting a broker/ dealer for each specific transaction, the Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution. “Best execution” is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Adviser will also use electronic crossing networks (“ECNs”) when appropriate.

Subject to the foregoing policies, brokers or dealers selected to execute the Fund’s portfolio transactions may include the Fund’s Authorized Participants (as discussed in “Purchase and Redemption of Shares in Creation Units — Procedures for Purchase of Creation Units” below) or their affiliates. An Authorized Participant or its affiliates may be selected to execute the Fund’s portfolio transactions in conjunction with an all-cash Creation Unit order or an order including “cash-in-lieu” (as described below under “Purchase and Redemption of Shares in Creation Units”), so long as such selection is in keeping with the foregoing policies. As described below under “Purchase and Redemption of Shares in Creation Units — Creation Transaction Fee” and “ — Redemption Transaction Fee”, the Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to execute the Fund’s portfolio transactions in connection with such orders.

The Adviser may use the Fund’s assets for, or participate in, third-party soft dollar arrangements, in addition to receiving proprietary research from various full-service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Adviser does not “pay up” for the value of any such proprietary research. Section 28(e) of the 1934 Act permits the Adviser under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. The Adviser may receive a variety of research services and information on many topics, which it can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. The research services may include qualifying order management systems, portfolio attribution and monitoring services, and computer software and access charges which are directly related to investment research.

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Accordingly, the Fund may pay a broker commission higher than the lowest available in recognition of the broker’s provision of such services to the Adviser but only if the Adviser determines the total commission (including the soft dollar benefit) is comparable to the best commission rate that could be expected to be received from other brokers. The amount of soft dollar benefits received depends on the amount of brokerage transactions effected with the brokers. A conflict of interest exists because there is an incentive to (1) cause clients to pay a higher commission than the firm might otherwise be able to negotiate, (2) cause clients to engage in more securities transactions than would otherwise be optimal, and (3) only recommend brokers that provide soft dollar benefits.

The Adviser faces a potential conflict of interest when it uses client trades to obtain brokerage or research services. This conflict exists because the Adviser can use the brokerage or research services to manage client accounts without paying cash for such services, which reduces the Adviser’s expenses to the extent that the Adviser would have purchased such products had they not been provided by brokers. Section 28(e) permits the Adviser to use brokerage or research services for the benefit of any account it manages. Certain accounts managed by the Adviser may generate soft dollars used to purchase brokerage or research services that ultimately benefit other accounts managed by the Adviser effectively cross subsidizing the other accounts managed by the Adviser that benefit directly from the product. The Adviser may not necessarily use all of the brokerage or research services in connection with managing the Fund whose trades generated the soft dollars used to purchase such products.

The Adviser is responsible, subject to oversight by the Board, for placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Fund and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among them in a manner deemed equitable and consistent with relevant fiduciary obligations. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.

The Fund may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.

The table below shows brokerage commissions paid by the Fund for the fiscal period/year indicated.

Brokerage Commissions Paid
Fiscal year ended October 31, 2025	$1,477,026
For April 22, 2024 (commencement of operations) to October 31, 2024	$1,080,259

The Fund commenced operations in 2024, and its brokerage commissions were higher during the 2025 fiscal year since its initial fiscal period was not a full twelve-month period.

Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund or the Adviser for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal year ended October 31, 2025, the Fund did not pay brokerage commissions to any registered broker-dealer affiliates of the Fund or the Adviser.

Directed Brokerage. For the fiscal year ended October 31, 2025, the Fund did not pay brokerage commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provided research or other brokerage services to the Adviser.

Securities of “Regular Broker-Dealers.” The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) that it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Fund are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Fund; or (iii) sold the largest dollar amounts of Shares.

For the fiscal year ended October 31, 2025, the Fund did not acquire any securities of its “regular brokers or dealers” or their parent companies.

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PORTFOLIO TURNOVER RATE

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of the Fund’s purchases or sales of securities (excluding short-term securities and securities transferred in-kind) by the average market value of the Fund. A rate of 100% indicates that the equivalent of all of the Fund’s assets have been sold and reinvested in a year. High portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. Higher portfolio turnover also results in higher transaction costs. To the extent that net short-term capital gains are realized by the Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

The table below shows the portfolio turnover rate with respect to the Fund for the fiscal year/period indicated.

Portfolio Turnover
Fiscal year ended October 31, 2025	29%
For April 22, 2024 (commencement of operations) to October 31, 2024	28%

BOOK ENTRY ONLY SYSTEM

The Depository Trust Company (“DTC”) acts as securities depositary for Shares. Shares are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for Shares.

DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to in this SAI as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The Trust recognizes DTC or its nominee as the record owner of all Shares for all purposes. Beneficial Owners of Shares are not entitled to have Shares registered in their names, and will not receive or be entitled to physical delivery of Share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of Shares held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

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DTC may determine to discontinue providing its service with respect to the Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall act either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS

The Trust issues and redeems Shares only in Creation Units on a continuous basis through the Transfer Agent, without a sales load (but subject to transaction fees, if applicable), at their NAV per share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). The NAV of Shares is calculated each Business Day as of the scheduled close of regular trading on the NYSE, generally 4:00 p.m., Eastern Time. The Fund will not issue fractional Creation Units. A “Business Day” is any day on which the NYSE is open for regular trading.

Fund Deposit. The consideration for purchase of a Creation Unit of the Fund generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit and the Cash Component (defined below), computed as described below. Notwithstanding the foregoing, the Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of Shares (per Creation Unit) and the value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

The Fund, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of Shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of Shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for the Fund may change from time to time.

Cash Purchase. The Trust may at its discretion permit full or partial cash purchases of Creation Units of the Fund. When full or partial cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a full or partial cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser together with a creation transaction fee and non-standard charges, as may be applicable.

Procedures for Purchase of Creation Units. To be eligible to place orders with the Transfer Agent to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party” (i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”)), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes.

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All orders to purchase Shares directly from the Fund must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The order cut-off time for orders to purchase Creation Units is expected to be 1:00 p.m. Eastern time for the Fund, which time may be modified by the Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from the Fund in Creation Units must be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. On behalf of the Fund, the Transfer Agent will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Transfer Agent by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a sub-custody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the sub-custodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than 1:00 p.m. Eastern Time for the Fund (or such other time as specified by the Trust) on the contractual settlement date. If the Fund or its agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner to be received by the Custodian no later than the contractual settlement date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the contractual settlement date, the creation order may be cancelled. Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 1:00 p.m. Eastern Time for the Fund, with the Custodian on the contractual settlement date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 1:00 p.m. Eastern Time for the Fund on the contractual settlement date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

Issuance of a Creation Unit. Except as provided in this SAI, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the required Deposit Securities (or the cash value thereof) have been delivered to the account of the Custodian (or sub-custodian, as applicable), the Transfer Agent and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The typical settlement date for each redemption transaction will be within one day of the transaction (commonly referred to as “T+1”), unless the Fund and Authorized Participant agree to a different timeline for settlement or the transaction is exempt from the requirements of Rule 15c6-1 under the 1934 Act. Due to the schedule of holidays in certain countries, however, the delivery of Shares may take longer than one Business Day following the day on which the purchase order is received. In such cases, the local market settlement procedures will not commence until the end of local holiday periods. The Authorized Participant shall be liable to the Fund for losses, if any, resulting from unsettled orders.

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Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by 1:00 p.m. Eastern Time for the Fund (or such other time as specified by the Trust) on the contractual settlement date. If the Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Transfer Agent plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below under “Creation Transaction Fee,” may be charged. The delivery of Creation Units so created generally will occur no later than the contractual settlement date.

Acceptance of Orders of Creation Units. The Trust reserves the right to reject an order for Creation Units transmitted to it by the Transfer Agent with respect to the Fund including if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Authorized Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining Shares ordered, would own 80% or more of the currently outstanding Shares; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (f) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of Shares of each security in the Deposit Securities and the validity form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Notwithstanding the Trust’s ability to reject an order for creation units, the Trust will only do so in a manner consistent with any current or future SEC rulemaking or guidance relating thereto; provided that, no such suspension of the issuance of creation units will be done in a manner that impairs the arbitrage mechanism for investors.

Creation Transaction Fee. A fixed purchase (i.e., creation) transaction fee, payable to the Custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard fixed creation transaction fee for the Fund, regardless of the number of Creation Units created in the transaction, can be found in the table below. The Fund may adjust the standard fixed creation transaction fee from time to time. The fixed creation fee may be waived on certain orders if the Custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the Fund, of up to the maximum percentage listed in the table below of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with buying the securities with cash. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders.

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Fixed Creation Transaction Fee	Maximum Variable Transaction Fee
$300	2.00%

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities (defined below) from the Trust to their account or on their order.

Risks of Purchasing Creation Units. There are certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Fund, breaks them down into the constituent Shares, and sells those Shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.

Redemption. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF THE FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the list of the names and Share quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Fund Securities—as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee, as applicable, as set forth below. If the Fund Securities have a value greater than the NAV of Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

The typical settlement date for each redemption transaction will be within one day of the transaction (or T+1), unless the Fund and Authorized Participant agree to a different timeline for settlement or the transaction is exempt from the requirements of Rule 15c6-1 under the 1934 Act. Due to the schedule of holidays in certain countries, however, the receipt of redemption proceeds may take longer than one Business Day following the day on which the purchase order is received. In such cases, the local market settlement procedures will not commence until the end of local holiday periods.

Redemption Transaction Fee. A fixed redemption transaction fee, payable to the Custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard fixed redemption transaction fee for the Fund, regardless of the number of Creation Units redeemed in the transaction, can be found in the table below. The Fund may adjust the redemption transaction fee from time to time. The fixed redemption fee may be waived on certain orders if the Custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the Fund, of up to the maximum percentage listed in the table below of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with selling portfolio securities to satisfy a cash redemption. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders.

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Fixed Redemption Transaction Fee	Maximum Variable Transaction Fee
$300	2.00%

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.

Procedures for Redemption of Creation Units. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to 1:00 p.m. Eastern time. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

Additional Redemption Procedures. In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such Shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank, or other custody providers in each jurisdiction in which any of Fund Securities are customarily traded, to which account the Fund Securities will be delivered. Deliveries of redemption proceeds will generally be made within two Business Days of the trade date.

The Trust may in its discretion exercise its option to cause the Fund to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares of the Fund based on the NAV of Shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee, if applicable, and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status to receive Fund Securities.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

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DETERMINATION OF NET ASSET VALUE

NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets, less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for the purpose of determining NAV. The NAV of the Fund is calculated by Global Fund Services and determined at the scheduled close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern Time) on each day that the NYSE is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.

In calculating the Fund’s NAV per Share, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. The Fund may use various pricing services, or discontinue the use of any pricing service, as approved by the Adviser from time to time. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources. For assets traded on an exchange, the Fund may value investments using market valuations. A market valuation generally means a valuation (1) obtained from an exchange, a pricing service, or a major market maker (or dealer), (2) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (3) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share.

When market prices are not “readily available” or are deemed to be unreliable, consistent with Rule 2a-5 under the 1940 Act, the Trust and the Adviser have adopted procedures and methodologies wherein the Adviser, serving as the Fund’s Valuation Designee (as defined in Rule 2a-5), determines the fair value of Fund investments.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions, and Taxes.”

General Policies. The Fund intends to pay out dividends and interest income, if any, weekly, and distribute any net realized capital gains to its shareholders at least annually.

The Fund will declare and pay income and capital gain distributions, if any, in cash. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended, (the “Code”), in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

The Fund makes additional distributions to the extent necessary (1) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (2) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the Fund’s eligibility for treatment as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income at the Fund level.

Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Fund issued by the Trust of the Fund at NAV per Share. Distributions reinvested in additional Shares will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

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FEDERAL INCOME TAXES

The following is only a summary of certain U.S. federal income tax considerations generally affecting the Fund and its shareholders that supplements the discussion in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) made significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years before January 1, 2026. There were only minor changes with respect to the specific rules applicable to RICs, such as the Fund. The Tax Act, however, also made numerous other changes to the tax rules that may affect shareholders and the Fund. Subsequent legislation has modified certain changes to the U.S. federal income tax rules made by the Tax Act which may, in addition, affect shareholders and the Fund. You are urged to consult with your own tax advisor regarding how this legislation affects your investment in the Fund.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, local, or foreign taxes.

Taxation of the Fund. The Fund will elect and intends to qualify each year to be treated as a RIC under the Code. As such, the Fund should not be subject to federal income taxes on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. Generally, to be taxed as a RIC, the Fund must distribute in each taxable year at least 90% of its net investment income for the taxable year, which includes, among other items, dividends, interest, net short-term capital gain and net foreign currency gain, less expenses, as well as 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or foreign currencies, and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of the Fund’s taxable year, the Fund’s assets must be diversified so that (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).

For purposes of the Diversification Requirement, exchange-traded options on a single security are, and listed over the counter options on a single security very likely are, treated as issued by the issuer of the underlying security, and not by the exchange or clearing house which legally issues the option. Thus, such options on a single security are treated as issued by a single issuer. There is no assurance that the Fund will be able to satisfy the Diversification Requirement. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the Diversification Test.

To the extent the Fund makes investments that may generate income that is not qualifying income, including certain derivatives, the Fund will seek to restrict the resulting income from such investments so that the Fund’s non-qualifying income does not exceed 10% of its gross income.

Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. The Fund is treated as a separate corporation for federal income tax purposes. The Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. The requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

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If the Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where the Fund corrects the failure within a specified period of time. To be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, the Fund may be required to dispose of certain assets. If these relief provisions were not available to the Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable to the shareholders of the Fund as ordinary income dividends, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by noncorporate shareholders, subject to certain limitations. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If the Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a fund-level tax on certain net built in gains recognized with respect to certain of its assets upon disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If the Fund determines that it will not qualify as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year, subject to special rules in the event the Fund makes an election under Section 4982(e)(4) of the Code, (commonly referred to as “post-October losses”), and certain other late-year losses.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to its shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

As of the most recent fiscal year ended October 31, 2025, the Fund had no long-term or short-term capital loss carryovers.

The Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for either the one-year period ending on October 31 of that year, or, if the Fund makes an election under Section 4982(e)(4) of the Code, the Fund’s fiscal year, subject to an increase for any shortfall in the prior year’s distribution. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of the excise tax, but can make no assurances that all such tax liability will be eliminated.

The Fund intends to distribute substantially all of its net investment income and net capital gain to shareholders for each taxable year. If the Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax at regular corporate rates to the extent any such income or gains are not distributed. The Fund may elect to designate certain amounts retained as undistributed net capital gain as deemed distributions in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their tax liabilities, and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

Taxation of Shareholders – Distributions. The Fund intends to distribute to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net long-term capital gains in excess of net short-term capital losses, taking into account any capital loss carryforwards). The distribution of investment company taxable income (as so computed) and net capital gain will be taxable to Fund shareholders regardless of whether the shareholders receive these distributions in cash or reinvest them in additional Shares.

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The Fund (or your broker) will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends received deduction for corporate shareholders, and the portion of dividends which may qualify for treatment as qualified dividend income, which is taxable to non-corporate shareholders at long-term capital gain rates.

Distributions from the Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Distributions may be subject to state and local taxes.

Qualified dividend income includes, in general, subject to certain holding period and other requirements, dividend income from taxable domestic corporations and certain “qualified foreign corporations.” Subject to certain limitations, “qualified foreign corporations” include those incorporated in territories of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by the Fund from an ETF or an underlying fund taxable as a RIC or a REIT may be treated as qualified dividend income generally only to the extent so reported by such ETF, underlying fund or REIT. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

Fund dividends will not be treated as qualified dividend income if the Fund does not meet certain holding period and other requirements with respect to dividend paying stocks in its portfolio, or the shareholder does not meet certain holding period and other requirements with respect to the Shares on which the dividends were paid. Distributions by the Fund of its net short-term capital gains will be taxable to shareholders as ordinary income. However, given the investment strategy of the Fund, investors should not expect any dividends to be qualified dividends.

In the case of corporate shareholders, certain dividends received by the Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the 50% dividends-received deduction. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend to be eligible. Capital gain dividends distributed to the Fund from other RICs are not eligible for the dividends-received deduction. To qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Shares, and, if they borrow to acquire or otherwise incur debt attributable to Shares, they may be denied a portion of the dividends-received deduction with respect to those Shares.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Net Investment Income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

Shareholders who have not held Shares for a full year should be aware that the Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the applicable shareholder’s period of investment in the Fund. A taxable shareholder may wish to avoid investing in the Fund shortly before a dividend or other distribution, because the distribution will generally be taxable to the shareholder even though it may economically represent a return of a portion of the shareholder’s investment.

To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

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If the Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made for a taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher capital gain or lower capital loss when the Shares on which the distribution was received are sold. After a shareholder’s basis in the Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.

Taxation of Shareholders – Sale of Shares. A sale or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if Shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Shares will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term capital loss, rather than short-term capital loss, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such Shares (including any amounts credited to the shareholder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of Shares may be disallowed if substantially identical Shares are acquired (through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly acquired Shares will be adjusted to reflect the disallowed loss.

The cost basis of Shares acquired by purchase will generally be based on the amount paid for Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The Internal Revenue Service (“IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot currently be deducted under the rules governing “wash sales” (for a person, who does not mark-to-market its portfolio) or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Shares composing the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gains or losses. Any loss upon a redemption of Creation Units held for six months or less may be treated as long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Trust, on behalf of the Fund, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares and if, pursuant to Section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Trust also has the right to require the provision of information necessary to determine beneficial Share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss may be deductible.

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Taxation of Fund Investments. Certain of the Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the Fund’s ability to qualify as a RIC, affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without the Fund receiving cash with which to make distributions in amounts sufficient to enable the Fund to satisfy the RIC distribution requirements for avoiding fund-level income and excise taxes. The Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records to mitigate the effect of these rules and preserve its qualification for treatment as a RIC. To the extent the Fund invests in an underlying fund that is taxable as a RIC, the rules applicable to the tax treatment of complex securities will also apply to the underlying funds that also invest in such complex securities and investments. In addition, because the tax rules applicable to such instruments may be uncertain under current law, an adverse determination or future IRS guidance with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a RIC and avoid the Fund-level tax.

Backup Withholding. The Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that it is not subject to “backup withholding;” or (4) fails to provide a certified statement that it is a U.S. person (including a U.S. resident alien). The backup withholding rate is at a rate set under Section 3406 of the Code. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. federal income tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the United States.

Non-U.S. Shareholders. Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to a U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of Shares generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year (based on a formula that factors in presence in the U.S. during the two preceding years as well). Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to withhold a generally nonrefundable 30% tax on distributions of net investment income paid to (a) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its account holders, among other items (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement between the United States and the foreign financial institution’s country of residence), and (b) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items. This FATCA withholding tax could also affect the Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

For foreign shareholders to qualify for an exemption from backup withholding, described above, the foreign shareholder must comply with special certification and filing requirements. Foreign shareholders in the Fund should consult their tax advisors in this regard.

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Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation, except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are generally not permitted to offset losses from one unrelated trade or business against the income or gain of another unrelated trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders with respect to their shares of Fund income. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in the Fund if, for example, (1) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (2) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (3) Shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisers. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisers regarding these issues.

Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of the Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Issues. In those states which have income tax laws, the tax treatment of the Fund and shareholders with respect to distributions by the Fund may differ from federal tax treatment.

FINANCIAL STATEMENTS

The Fund’s audited financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the Fund’s Annual Certified Shareholder Report for  the fiscal period ended October 31, 2025, are incorporated herein by reference. You may request a copy of the Fund’s annual Certified Shareholder Report at no charge by calling (866) 864-3968 or through the Fund’s website at www.yieldmaxetfs.com.

47

TIDAL TRUST II

PART C: OTHER INFORMATION

Item 28. Exhibits

Exhibit No.	Description of Exhibit
(i)	Certificate of Trust of Tidal Trust II (formerly, Tidal ETF Trust II) (the “Trust” or the “Registrant”), previously filed with the Trusts registration statement on Form N-1A on April 26, 2022, is hereby incorporated by reference.
(ii)	Certificate of Amendment to Certificate of Trust, previously filed with Post-Effective Amendment No. 28 on Form N-1A on November 14, 2022 and is incorporated herein by reference.
(iii)	Registrant’s Third Amended and Restated Declaration of Trust, previously filed with Post-Effective Amendment No. 135 on Form N-1A on November 20, 2023 and is incorporated herein by reference.
(iv)		Organizational Documents for Return Stacked® Cayman Subsidiary (for the Return Stacked® Bonds & Managed Futures ETF).
	(1)	Investment Advisory Agreement, previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
	(2)	Subsidiary Futures Trading Advisory Agreement, previously filed with Post-Effective Amendment No. 131 on Form N-1A on October 25, 2023 and is incorporated herein by reference.
	(3)	Memorandum and Articles of Association, previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
	(4)	Certificate of Incorporation, previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
	(5)	Tax Undertaking, previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
	(6)	Private Investment Company Custodian Agreement, previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(v)		Organizational Documents for Newfound RSST Cayman Subsidiary (for the Return Stacked® U.S. Stocks & Managed Futures ETF).
	(1)	Investment Advisory Agreement, previously filed with Post-Effective Amendment No. 118 on Form N-1A on August 29, 2023 and is incorporated herein by reference.
	(2)	Subsidiary Futures Trading Advisory Agreement, previously filed with Post-Effective Amendment No. 118 on Form N-1A on August 29, 2023 and is incorporated herein by reference.
	(3)	Memorandum and Articles of Association, previously filed with Post-Effective Amendment No. 118 on Form N-1A on August 29, 2023 and is incorporated herein by reference.
	(4)	Certificate of Incorporation, previously filed with Post-Effective Amendment No. 118 on Form N-1A on August 29, 2023 and is incorporated herein by reference.
	(5)	Tax Undertaking, previously filed with Post-Effective Amendment No. 118 on Form N-1A on August 29, 2023 and is incorporated herein by reference.
	(6)	Private Investment Company Custodian Agreement, previously filed with Post-Effective Amendment No. 118 on Form N-1A on August 29, 2023 and is incorporated herein by reference.
(vi)		Organizational Documents for Newfound RSBY Cayman Subsidiary (for Return Stacked® Bonds & Futures Yield ETF)
	(1)	Investment Advisory Agreement, previously filed with Post-Effective Amendment No. 204 on Form N-1A on April 19, 2024 and is incorporated herein by reference.
	(2)	Subsidiary Futures Trading Advisory Agreement, previously filed with Post-Effective Amendment No. 204 on Form N-1A on April 19, 2024 and is incorporated herein by reference.
	(3)	Memorandum and Articles of Association, previously filed with Post-Effective Amendment No. 204 on Form N-1A on April 19, 2024 and is incorporated herein by reference.
	(4)	Certificate of Incorporation, previously filed with Post-Effective Amendment No. 204 on Form N-1A on April 19, 2024 and is incorporated herein by reference.
	(5)	Tax Undertaking, previously filed with Post-Effective Amendment No. 204 on Form N-1A on April 19, 2024 and is incorporated herein by reference.
	(6)	Private Investment Company Custodian Agreement, previously filed with Post-Effective Amendment No. 204 on Form N-1A on April 19, 2024 and is incorporated herein by reference.
(vii)		Organizational Documents for Cambria-Chesapeake Cayman Subsidiary (for Cambria Chesapeake Pure Trend ETF)
	(1)	Investment Advisory Agreement, previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.
	(2)	Subsidiary Futures Trading Advisory Agreement, previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.

	(3)	Memorandum and Articles of Association, previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.
	(4)	Certificate of Incorporation, previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.
	(5)	Tax Undertaking, previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.
	(6)	Private Investment Company Custodian Agreement, previously filed with Post-Effective Amendment No. 216 on Form N-1A on May 22, 2024 and is incorporated herein by reference.
(viii)		Organizational Documents for Quantify Chaos Cayman Subsidiary (for STKd 100% Bitcoin & 100% Gold ETF)
	(1)	Investment Advisory Agreement, previously filed with Post-Effective Amendment No. 264 on Form N-1A on September 23, 2024 and is incorporated herein by reference.
	(2)	Subsidiary Sub-Advisory Agreement, previously filed with Post-Effective Amendment No. 264 on Form N-1A on September 23, 2024 and is incorporated herein by reference.
	(3)	Memorandum and Articles of Association, previously filed with Post-Effective Amendment No. 264 on Form N-1A on September 23, 2024 and is incorporated herein by reference.
	(4)	Certificate of Incorporation, previously filed with Post-Effective Amendment No. 264 on Form N-1A on September 23, 2024 and is incorporated herein by reference.
	(5)	Tax Undertaking, previously filed with Post-Effective Amendment No. 264 on Form N-1A on September 23, 2024 and is incorporated herein by reference.
	(6)	Private Investment Company Custodian Agreement, previously filed with Post-Effective Amendment No. 264 on Form N-1A on September 23, 2024 and is incorporated herein by reference.
(ix)		Organizational Documents for Return Stacked RSSX Cayman Subsidiary (for Return Stacked® U.S. Stocks & Gold/Bitcoin ETF)
	(1)	Investment Advisory Agreement, previously filed with Post-Effective Amendment No. 342 on Form N-1A on April 25, 2025 and is incorporated herein by reference.
	(2)	Subsidiary Futures Trading Advisory Agreement, previously filed with Post-Effective Amendment No. 342 on Form N-1A on April 25, 2025 and is incorporated herein by reference.
	(3)	Memorandum and Articles of Association, previously filed with Post-Effective Amendment No. 342 on Form N-1A on April 25, 2025 and is incorporated herein by reference.
	(4)	Certificate of Incorporation, previously filed with Post-Effective Amendment No. 342 on Form N-1A on April 25, 2025 and is incorporated herein by reference.
	(5)	Tax Undertaking, previously filed with Post-Effective Amendment No. 342 on Form N-1A on April 25, 2025 and is incorporated herein by reference.
	(6)	Private Investment Company Custodian Agreement, previously filed with Post-Effective Amendment No. 342 on Form N-1A on April 25, 2025 and is incorporated herein by reference.
(x)		Organizational Documents for Nicholas Crypto Income Cayman Subsidiary (for Nicholas Crypto Income ETF)
	(1)	Investment Advisory Agreement, previously filed with Post-Effective Amendment No. 363 on Form N-1A on June 10, 2025 and is incorporated herein by reference.
	(2)	Subsidiary Sub-Advisory Agreement, previously filed with Post-Effective Amendment No. 363 on Form N-1A on June 10, 2025 and is incorporated herein by reference.
	(3)	Memorandum and Articles of Association, previously filed with Post-Effective Amendment No. 363 on Form N-1A on June 10, 2025 and is incorporated herein by reference.
	(4)	Certificate of Incorporation, previously filed with Post-Effective Amendment No. 363 on Form N-1A on June 10, 2025 and is incorporated herein by reference.
	(5)	Tax Undertaking, previously filed with Post-Effective Amendment No. 363 on Form N-1A on June 10, 2025 and is incorporated herein by reference.
	(6)	Private Investment Company Custodian Agreement, previously filed with Post-Effective Amendment No. 363 on Form N-1A on June 10, 2025 and is incorporated herein by reference.
(xi)		Organizational Documents for Defiance Enhanced Long Vol Cayman Subsidiary (for Defiance Enhanced Long Vol ETF)
	(1)	Investment Advisory Agreement, previously filed with Post-Effective Amendment No. 391 on Form N-1A on August 4, 2025 and is incorporated herein by reference.
	(2)	Memorandum and Articles of Association, previously filed with Post-Effective Amendment No. 391 on Form N-1A on August 4, 2025 and is incorporated herein by reference.
	(3)	Certificate of Incorporation, previously filed with Post-Effective Amendment No. 391 on Form N-1A on August 4, 2025 and is incorporated herein by reference.
	(4)	Tax Undertaking, previously filed with Post-Effective Amendment No. 391 on Form N-1A on August 4, 2025 and is incorporated herein by reference.
	(5)	Private Investment Company Custodian Agreement, previously filed with Post-Effective Amendment No. 391 on Form N-1A on August 4, 2025 and is incorporated herein by reference.

(xii)	Organizational Documents for Cayman Subsidiary (Defiance Vol Carry Hedged ETF) – to be filed by amendment.
(xiii)	Organizational Documents for Quantify Chaos Cayman Subsidiary (for IncomeSTKd 1X US Stocks & 1X Bitcoin Premium ETF)
(1)	Investment Advisory Agreement, previously filed with Post-Effective Amendment No. 514 on Form N-1A on January 16, 2026 and is incorporated herein by reference.
(2)	Subsidiary Sub-Advisory Agreement (Quantify), previously filed with Post-Effective Amendment No. 514 on Form N-1A on January 16, 2026 and is incorporated herein by reference.
(3)	Subsidiary Sub-Advisory Agreement (Convexitas), previously filed with Post-Effective Amendment No. 514 on Form N-1A on January 16, 2026 and is incorporated herein by reference.
(4)	Memorandum and Articles of Association, previously filed with Post-Effective Amendment No. 514 on Form N-1A on January 16, 2026 and is incorporated herein by reference.
(5)	Certificate of Incorporation, previously filed with Post-Effective Amendment No. 514 on Form N-1A on January 16, 2026 and is incorporated herein by reference.
(6)	Tax Undertaking, previously filed with Post-Effective Amendment No. 514 on Form N-1A on January 16, 2026 and is incorporated herein by reference.
(7)	Private Investment Company Custodian Agreement, previously filed with Post-Effective Amendment No. 514 on Form N-1A on January 16, 2026 and is incorporated herein by reference.
(xiv)	Organizational Documents for Quantify Chaos Cayman Subsidiary (for IncomeSTKd 1X Bitcoin & 1X Gold Premium ETF)
(1)	Investment Advisory Agreement, previously filed with Post-Effective Amendment No. 514 on Form N-1A on January 16, 2026 and is incorporated herein by reference.
(2)	Subsidiary Sub-Advisory Agreement (Quantify), previously filed with Post-Effective Amendment No. 514 on Form N-1A on January 16, 2026 and is incorporated herein by reference.
(3)	Subsidiary Sub-Advisory Agreement (Convexitas), previously filed with Post-Effective Amendment No. 514 on Form N-1A on January 16, 2026 and is incorporated herein by reference.
(4)	Memorandum and Articles of Association, previously filed with Post-Effective Amendment No. 514 on Form N-1A on January 16, 2026 and is incorporated herein by reference.
(5)	Certificate of Incorporation, previously filed with Post-Effective Amendment No. 514 on Form N-1A on January 16, 2026 and is incorporated herein by reference.
(6)	Tax Undertaking, previously filed with Post-Effective Amendment No. 514 on Form N-1A on January 16, 2026 and is incorporated herein by reference.
(7)	Private Investment Company Custodian Agreement, previously filed with Post-Effective Amendment No. 514 on Form N-1A on January 16, 2026 and is incorporated herein by reference.
(xv)	Organizational Documents for Quantify Chaos Cayman Subsidiary (for Quantify 2X Daily Alt Season Crypto ETF)
	(1)	Investment Advisory Agreement, previously filed with Post-Effective Amendment No. 505 on Form N-1A on January 2, 2026 and is incorporated herein by reference.
	(2)	Subsidiary Sub-Advisory Agreement, previously filed with Post-Effective Amendment No. 505 on Form N-1A on January 2, 2026 and is incorporated herein by reference.
	(3)	Memorandum and Articles of Association, previously filed with Post-Effective Amendment No. 505 on Form N-1A on January 2, 2026 and is incorporated herein by reference.
	(4)	Certificate of Incorporation, previously filed with Post-Effective Amendment No. 505 on Form N-1A on January 2, 2026 and is incorporated herein by reference.
	(5)	Tax Undertaking, previously filed with Post-Effective Amendment No. 505 on Form N-1A on January 2, 2026 and is incorporated herein by reference.
	(6)	Private Investment Company Custodian Agreement, previously filed with Post-Effective Amendment No. 505 on Form N-1A on January 2, 2026 and is incorporated herein by reference.
(xvi)		Organizational Documents for Nicholas Gold Income Cayman Subsidiary (for Nicholas Gold Income ETF)
	(1)	Investment Advisory Agreement, previously filed with Post-Effective Amendment No. 522 on Form N-1A on February 4, 2026 and is incorporated herein by reference.
	(2)	Memorandum and Articles of Association, previously filed with Post-Effective Amendment No. 522 on Form N-1A on February 4, 2026 and is incorporated herein by reference.
	(3)	Certificate of Incorporation, previously filed with Post-Effective Amendment No. 522 on Form N-1A on February 4, 2026 and is incorporated herein by reference.
	(4)	Tax Undertaking, previously filed with Post-Effective Amendment No. 522 on Form N-1A on February 4, 2026 and is incorporated herein by reference.
	(5)	Private Investment Company Custodian Agreement, previously filed with Post-Effective Amendment No. 522 on Form N-1A on February 4, 2026 and is incorporated herein by reference.
(xvii)		Organizational Documents for Nicholas Silver Income Cayman Subsidiary (for Nicholas Silver Income ETF)
	(1)	Investment Advisory Agreement, previously filed with Post-Effective Amendment No. 522 on Form N-1A on February 4, 2026 and is incorporated herein by reference.

	(2)	Memorandum and Articles of Association, previously filed with Post-Effective Amendment No. 522 on Form N-1A on February 4, 2026 and is incorporated herein by reference.
	(3)	Certificate of Incorporation, previously filed with Post-Effective Amendment No. 522 on Form N-1A on February 4, 2026 and is incorporated herein by reference.
	(4)	Tax Undertaking, previously filed with Post-Effective Amendment No. 522 on Form N-1A on February 4, 2026 and is incorporated herein by reference.
	(5)	Private Investment Company Custodian Agreement, previously filed with Post-Effective Amendment No. 522 on Form N-1A on February 4, 2026 and is incorporated herein by reference.
(xviii)		Organizational Documents for Nicholas Nuclear Income Cayman Subsidiary (for Nicholas Nuclear Income ETF)
	(1)	Investment Advisory Agreement, previously filed with Post-Effective Amendment No. 522 on Form N-1A on February 4, 2026 and is incorporated herein by reference.
	(2)	Memorandum and Articles of Association, previously filed with Post-Effective Amendment No. 522 on Form N-1A on February 4, 2026 and is incorporated herein by reference.
	(3)	Certificate of Incorporation, previously filed with Post-Effective Amendment No. 522 on Form N-1A on February 4, 2026 and is incorporated herein by reference.
	(4)	Tax Undertaking, previously filed with Post-Effective Amendment No. 522 on Form N-1A on February 4, 2026 and is incorporated herein by reference.
	(5)	Private Investment Company Custodian Agreement, previously filed with Post-Effective Amendment No. 522 on Form N-1A on February 4, 2026 and is incorporated herein by reference.
(xix)		Organizational Documents for Nicholas Defense and Rare Earth Income Cayman Subsidiary (for Nicholas Defense and Rare Earth Income ETF)
	(1)	Investment Advisory Agreement, previously filed with Post-Effective Amendment No. 522 on Form N-1A on February 4, 2026 and is incorporated herein by reference.
	(2)	Memorandum and Articles of Association, previously filed with Post-Effective Amendment No. 522 on Form N-1A on February 4, 2026 and is incorporated herein by reference.
	(3)	Certificate of Incorporation, previously filed with Post-Effective Amendment No. 522 on Form N-1A on February 4, 2026 and is incorporated herein by reference.
	(4)	Tax Undertaking, previously filed with Post-Effective Amendment No. 522 on Form N-1A on February 4, 2026 and is incorporated herein by reference.
	(5)	Private Investment Company Custodian Agreement, previously filed with Post-Effective Amendment No. 522 on Form N-1A on February 4, 2026 and is incorporated herein by reference.
(xx)		Organizational Documents for Newfound RSSY Cayman Subsidiary (for the Return Stacked® U.S. Stocks & Futures Yield ETF).
	(1)	Investment Advisory Agreement, previously filed with Post-Effective Amendment No. 204 on Form N-1A on April 19, 2024 and is incorporated herein by reference.
	(2)	Subsidiary Futures Trading Advisory Agreement, previously filed with Post-Effective Amendment No. 204 on Form N-1A on April 19, 2024 and is incorporated herein by reference.
	(3)	Memorandum and Articles of Association, previously filed with Post-Effective Amendment No. 204 on Form N-1A on April 19, 2024 and is incorporated herein by reference.
	(4)	Certificate of Incorporation, previously filed with Post-Effective Amendment No. 204 on Form N-1A on April 19, 2024 and is incorporated herein by reference.
	(5)	Tax Undertaking, previously filed with Post-Effective Amendment No. 204 on Form N-1A on April 19, 2024 and is incorporated herein by reference.
	(6)	Private Investment Company Custodian Agreement, previously filed with Post-Effective Amendment No. 204 on Form N-1A on April 19, 2024 and is incorporated herein by reference.
(xxi)		Organizational Documents for Quantify Absolute Income Cayman Subsidiary (for Quantify Absolute Income ETF) – to be filed by amendment.

	(b)	Registrant’s Amended and Restated By-Laws, previously filed with Post-Effective Amendment No. 513 on Form N-1A on January 13, 2026 and is incorporated herein by reference.
	(c)	Instruments Defining Rights of Security Holders - See relevant portions of Declaration of Trust and By-Laws.
(d)	(i)	Investment Advisory Agreement between the Trust (on behalf of Carbon Collective Climate Solutions U.S. Equity ETF) and Toroso Investments, LLC, previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.
(a) First Amendment to Investment Advisory Agreement adding Carbon Collective Short Duration Green Bond ETF, previously filed with Post-Effective Amendment No. 196 on Form N-1A on April 2, 2024 and is incorporated herein by reference.
	(ii)	Investment Advisory Agreement between the Trust (on behalf of YieldMax® AAPL Option Income Strategy ETF, YieldMax® AMZN Option Income Strategy ETF, YieldMax® BRK.B Option Income Strategy ETF, YieldMax® COIN Option Income Strategy ETF, YieldMax® META Option Income Strategy ETF, YieldMax® GOOG Option Income Strategy ETF, YieldMax® NFLX Option Income Strategy ETF, YieldMax® NVDA Option Income Strategy ETF, YieldMax® XYZ Option Income Strategy ETF, YieldMax® TSLA Option Income Strategy ETF, YieldMax® ARKK Option Income Strategy ETF, YieldMax® KWEB Option Income Strategy ETF, YieldMax® GDX Option Income Strategy ETF, YieldMax® XBI Option Income Strategy ETF, and YieldMax® TLT Option Income Strategy ETF) and Tidal Investments LLC (f/k/a Toroso Investments, LLC (Toroso)), previously filed with Post-Effective Amendment No. 32 on Form N-1A on November 21, 2022 and is incorporated herein by reference.

(i) First Amendment to Investment Advisory Agreement to add the following series: YieldMax® ABNB Option Income Strategy ETF, YieldMax® AMD Option Income Strategy ETF, YieldMax® MRNA Option Income Strategy ETF, YieldMax® PYPL Option Income Strategy ETF, YieldMax® DIS Option Income Strategy ETF, YieldMax® JPM Option Income Strategy ETF, YieldMax® MSFT Option Income Strategy ETF, YieldMax® XOM Option Income Strategy ETF, previously filed with Post-Effective Amendment No. 111 on Form N-1A on August 14, 2023 and is incorporated herein by reference.
(ii) Second Amendment to Investment Advisory Agreement to add the following series: YieldMax® ADBE Option Income Strategy ETF, YieldMax® AI Option Income Strategy ETF, YieldMax® BA Option Income Strategy ETF, YieldMax® BIIB Option Income Strategy ETF, YieldMax® INTC Option Income Strategy ETF, YieldMax® NKE Option Income Strategy ETF, YieldMax® ORCL Option Income Strategy ETF, YieldMax® ROKU Option Income Strategy ETF, YieldMax® SNOW Option Income Strategy ETF, YieldMax® TGT Option Income Strategy ETF and YieldMax® ZM Option Income Strategy ETF, previously filed with Post-Effective Amendment No. 130 on Form N-1A on October 6, 2023 and is incorporated herein by reference.
(iii) Third Amendment to Investment Advisory Agreement to add the following series: YieldMax® Universe Fund of Option Income ETFs and YieldMax® Magnificent 7 Fund of Option Income ETFs, previously filed with Post-Effective Amendment No. 153 on Form N-1A on January 8, 2024 and is incorporated herein by reference.
(iv) Fourth Amendment to Investment Advisory Agreement to add the following series: YieldMax® Ultra Option Income Strategy ETF and YieldMax® MSTR Option Income Strategy ETF, previously filed with Post-Effective Amendment No. 171 on Form N-1A on February 16, 2024 and is incorporated herein by reference.
(v) Fifth Amendment to Investment Advisory Agreement to add the following series: YieldMax® TSLA Short Option Income Strategy ETF, YieldMax® Innovation Short Option Income Strategy ETF, YieldMax® NVDA Short Option Income Strategy ETF, YieldMax® COIN Short Option Income Strategy ETF, YieldMax® AAPL Short Option Income Strategy ETF and YieldMax® N100 Short Option Income Strategy ETF, previously filed with Post-Effective Amendment No. 182 on Form N-1A on March 4, 2024 and is incorporated herein by reference.
(vi) Sixth Amendment to the Investment Advisory Agreement to add the following series: YieldMax® Bitcoin Option Income Strategy ETF, previously filed with Post-Effective Amendment No. 203 on Form N-1A on April 17, 2024 and is incorporated herein by reference.
(vii) Seventh Amendment to the Investment Advisory Agreement to add the following series: YieldMax® BABA Option Income Strategy ETF, YieldMax® CVNA Option Income Strategy ETF, YieldMax® DKNG Option Income Strategy ETF, YieldMax® HOOD Option Income Strategy ETF, YieldMax® JD Option Income Strategy ETF, YieldMax® MARA Option Income Strategy ETF, YieldMax® PDD Option Income Strategy ETF, YieldMax® PLTR Option Income Strategy ETF, YieldMax® RBLX Option Income Strategy ETF, YieldMax® SHOP Option Income Strategy ETF, YieldMax® SMCI Option Income Strategy ETF, and YieldMax® TSM Option Income Strategy ETF, previously filed with Post-Effective Amendment No. 241 on Form N-1A on July 30, 2024, and is incorporated herein by reference.
(viii) Eighth Amendment to the Investment Advisory Agreement to add the following series: YieldMax® Ether Option Income Strategy ETF, previously filed with Post-Effective Amendment No. 259 on Form N-1A on September 9, 2024, and is incorporated herein by reference.
(ix) Ninth Amendment to the Investment Advisory Agreement to add the following series: YieldMax® Target 12™ Semiconductor Option Income ETF, YieldMax® Target 12™ Biotech & Pharma Option Income ETF, YieldMax® Target 12™ Energy Option Income ETF, YieldMax® Target 12™ Real Estate Option Income ETF, YieldMax® Target 12™ Tech & Innovation Option Income ETF, YieldMax® Target 12™ Big 50 Option Income ETF, YieldMax® Dorsey Wright Hybrid 5 Income ETF, YieldMax® Dorsey Wright Featured 5 Income ETF, YieldMax® AI & Tech Portfolio Option Income ETF, YieldMax® Crypto Industry & Tech Portfolio Option Income ETF, YieldMax® China Portfolio Option Income ETF, YieldMax® Semiconductor Portfolio Option Income ETF, YieldMax® Biotech & Pharma Portfolio Option Income ETF and YieldMax® Ultra Short Option Income Strategy ETF, previously filed with Post-Effective Amendment No. 277 on Form N-1A on November 8, 2024 and is incorporated herein by reference.
(x) Tenth Amendment to the Investment Advisory Agreement to add the following series: YieldMax® Nasdaq 100 0DTE Covered Call Strategy ETF, YieldMax® S&P 500 0DTE Covered Call Strategy ETF, and YieldMax® R2000 0DTE Covered Call Strategy ETF, previously filed with Post-Effective Amendment No. 307 on Form N-1A on February 4, 2025 and is incorporated herein by reference.
(xi) Eleventh Amendment to the Investment Advisory Agreement to add the following series: YieldMax® MSTR Short Option Income Strategy ETF, YieldMax® AMD Short Option Income Strategy ETF, YieldMax® AMZN Short Option Income Strategy ETF, YieldMax® MARA Short Option Income Strategy ETF, YieldMax® BITCOIN Short Option Income Strategy ETF, YieldMax® META Short Option Income Strategy ETF and YieldMax® SMCI Short Option Income Strategy ETF, previously filed with Post-Effective Amendment No. 329 on Form N-1A on March 21, 2025 and is incorporated herein by reference.

(xii) Twelfth Amendment to the Investment Advisory Agreement to add the following series: YieldMax® AI Performance & Distribution Target 25™ ETF, YieldMax® AMD Performance & Distribution Target 25™ ETF, YieldMax® AMZN Performance & Distribution Target 25™ ETF, YieldMax® COIN Performance & Distribution Target 25™ ETF, YieldMax® MARA Performance & Distribution Target 25™ ETF, YieldMax® MSTR Performance & Distribution Target 25™ ETF, YieldMax® NVDA Performance & Distribution Target 25™ ETF, YieldMax® PLTR Performance & Distribution Target 25™ ETF, YieldMax® SMCI Performance & Distribution Target 25™ ETF and YieldMax® TSLA Performance & Distribution Target 25™ ETF, previously filed with Post-Effective Amendment No. 436 on Form N-1A on March 21, 2025 and is incorporated herein by reference.
(xiii) Thirteenth Amendment to the Investment Advisory Agreement to add the following series: YieldMax® Bitcoin Performance & Distribution Target 25™ ETF –– previously filed with Post-Effective Amendment No. 443 on Form N-1A on October 10, 2025 and is incorporated herein by reference.
(xiv) Fourteenth Amendment to the Investment Advisory Agreement to add the following series: YieldMax® AFRM Option Income Strategy ETF, YieldMax® APP Option Income Strategy ETF, YieldMax® ARM Option Income Strategy ETF, YieldMax® AVGO Option Income Strategy ETF, YieldMax® CRWD Option Income Strategy ETF, YieldMax® GME Option Income Strategy ETF, YieldMax® HIMS Option Income Strategy ETF, YieldMax® IONQ Option Income Strategy ETF, YieldMax® LLY Option Income Strategy ETF, YieldMax® RDDT Option Income Strategy ETF, YieldMax® SPOT Option Income Strategy ETF and YieldMax® UBER Option Income Strategy ETF, previously filed with Post-Effective Amendment No. 413 on Form N-1A on August 26, 2025, is hereby incorporated by reference.
(xv) Fifteenth Amendment to the Investment Advisory Agreement to add the following series: YieldMax® CRCL Option Income Strategy ETF, YieldMax® CRWV Option Income Strategy ETF, YieldMax® GLXY Option Income Strategy ETF and YieldMax® U.S Stocks Target Double Distribution ETF, previously filed with Post-Effective Amendment No. 408 on Form N-1A on August 25, 2025, is hereby incorporated by reference.
(xvi) Sixteenth Amendment to the Investment Advisory Agreement to add the following series: YieldMax® Hundred Club ETFs, previously filed with Post-Effective Amendment No. 495 on Form N-1A on December 19, 2025, is hereby incorporated by reference.
(xvii) Seventeenth Amendment to the Investment Advisory Agreement to add the following series: YieldMax® Top Ten ETFs, previously filed with Post-Effective Amendment No. 530 on Form N-1A on February 13, 2026 and is incorporated herein by reference.
(xviii) Eighteenth Amendment to the Investment Advisory Agreement to add the following series: YieldMax® WarTech & Cyber Defense Portfolio Option Income ETF, YieldMax® Strategic Metals & Mining Portfolio Option Income ETF, YieldMax® Digital Finance Ecosystem Portfolio Option Income ETF and YieldMax® RoboTech & Automation Portfolio Option Income ETF – to be filed by amendment.
(iii)	Investment Advisory Agreement between the Trust (on behalf of Senior Secured Credit Opportunities ETF) and Toroso Investments, LLC, previously filed with Post-Effective Amendment No. 15 on Form N-1A on October 13, 2022 and is incorporated herein by reference.
(iv)	Investment Advisory Agreement between the Trust (on behalf of Nicholas Fixed Income Alternative ETF) and Toroso Investments, LLC, previously filed with Post-Effective Amendment No. 34 on Form N-1A on November 22, 2022 and is incorporated herein by reference.
(i) First Amendment to the Investment Advisory Agreement adding Nicholas Global Equity and Income ETF, previously filed with Post-Effective Amendment No. 238 on Form N-1A on July 23, 2024 and is incorporated herein by reference.
(ii) Second Amendment to the Investment Advisory Agreement adding Nicholas Crypto Income ETF, previously filed with Post-Effective Amendment No. 363 on Form N-1A on June 10, 2025 and is incorporated herein by reference.
(iii) Third Amendment to the Investment Advisory Agreement adding Nicholas Gold Income ETF, Nicholas Silver Income ETF, Nicholas Nuclear Income ETF and Nicholas Defense and Rare Earth Income ETF, previously filed with Post-Effective Amendment No. 522 on Form N-1A on February 4, 2026 and is incorporated herein by reference.
(iv) Fourth Amendment to the Investment Advisory Agreement adding Nicholas Bitcoin and Treasuries AfterDark ETF and Nicholas Bitcoin Tail ETF – to be filed by amendment.
(v) Fifth Amendment to the Investment Advisory Agreement adding Fitz-Gerald Must Have Portfolio® ETF and Fitz-Gerald Must Have Portfolio® and Options Overlay ETF - to be filed by amendment.
(v)	Investment Advisory Agreement between the Trust (on behalf of the Pinnacle Focused Opportunities ETF) and Toroso Investments, LLC, previously filed with Post-Effective Amendment No. 45 on Form N-1A on December 28, 2022 and is incorporated herein by reference.
(vi)	Investment Advisory Agreement between the Trust (on behalf of the Tactical Advantage ETF) and Toroso Investments, LLC, previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
(vii)	Investment Advisory Agreement between the Trust (on behalf of the Veridien Climate Action ETF) and Toroso Investments, LLC, previously filed with Post-Effective Amendment No. 74 on Form N-1A on April 11, 2023 and is incorporated herein by reference.

(viii)	Investment Advisory Agreement between the Trust (on behalf of the Return Stacked® Bonds & Managed Futures ETF and Return Stacked® Global Stocks & Bonds ETF) and Toroso Investments, LLC, previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(i) First amendment to the Investment Advisory Agreement adding Return Stacked® U.S. Stocks & Managed Futures ETF, previously filed with Post-Effective Amendment No. 118 on Form N-1A on August 29, 2023 and is incorporated herein by reference.
(ii) Second Amendment to the Investment Advisory Agreement adding Return Stacked® Bonds & Futures Yield ETF and Return Stacked® U.S. Stocks & Futures Yield ETF, previously filed with Post-Effective Amendment No. 204 on Form N-1A on April 19, 2024 and is incorporated herein by reference.
(iii) Third Amendment to the Investment Advisory Agreement adding Return Stacked® Bonds & Merger Arbitrage ETF, previously filed with Post-Effective Amendment No. 291 on Form N-1A on December 16, 2024 and is incorporated herein by reference.
(iv) Fourth Amendment to the Investment Advisory Agreement – not applicable.
(v) Fifth Amendment to the Investment Advisory Agreement adding Return Stacked® U.S. Stocks & Gold/Bitcoin ETF – previously filed with Post-Effective Amendment No. 355 on Form N-1A on May 27, 2025 and is incorporated herein by reference.
(vi) Sixth Amendment to the Investment Advisory Agreement adding Return Stacked® International Stocks & Managed Futures ETF – to be filed by amendment.
(ix)	Investment Advisory Agreement between the Trust (on behalf of the DGA Absolute Return ETF) and Toroso Investments, LLC, previously filed with Post-Effective Amendment No. 79 on April 14, 2023.
(x)	Investment Advisory Agreement between the Trust (on behalf of the Tactical Advantage ETF) and Toroso Investments, LLC, previously filed with Post-Effective Amendment No. 72 on April 6, 2023.
(xi)	Investment Advisory Agreement between the Trust (on behalf of the Roundhill Generative AI & Technology ETF) and Toroso Investments, LLC, previously filed with Post-Effective Amendment No. 88 on Form N-1A on May 12, 2023 and is incorporated herein by reference.
(xii)	Investment Advisory Agreement between the Trust (on behalf of the Blueprint Chesapeake Multi-Asset Trend ETF) and Toroso Investments, LLC, previously filed with Post-Effective Amendment No. 102 on Form N-1A on June 27, 2023 and is incorporated herein by reference.
(xiii)	Investment Advisory Agreement between the Trust (on behalf of Cboe Validus S&P 500 Dynamic PutWrite Index ETF) and Toroso Investments, LLC, previously filed with Post-Effective Amendment No. 107 on Form N-1A on July 25, 2023 and incorporated herein by reference.
(xiv)	Investment Advisory Agreement between the Trust (on behalf of the Grizzle Growth ETF) and Toroso Investments, LLC, previously filed with Post-Effective Amendment No. 109 on Form N-1A on August 7, 2023 and is incorporated herein by reference.
(xv)	Investment Advisory Agreement between the Trust (on behalf of CoreValues Alpha Greater China Growth ETF) and Toroso Investments, LLC, previously filed with Post-Effective Amendment No. 124 on Form N-1A on September 20, 2023 and is incorporated herein by reference.
(i) First Amendment to Investment Advisory Agreement adding CoreValues America First Technology Index ETF, previously filed with Post-Effective Amendment No. 463 on Form N-1A on November 10, 2025 and is incorporated herein by reference.
(xvi)	Investment Advisory Agreement between the Trust (on behalf of Defiance Nasdaq 100 Weekly Distribution ETF, Defiance S&P 500 Weekly Distribution ETF and Defiance R2000 Weekly Distribution ETF) and Toroso Investments, LLC, previously filed with Post-Effective Amendment No. 117 on Form N-1A on August 25, 2023 and is incorporated herein by reference.
(i) First Amendment to Investment Advisory Agreement to add the following series: Defiance Treasury Alternative Yield ETF, previously filed with Post-Effective Amendment No. 155 on Form N-1A on January 23, 2024 and is incorporated herein by reference.
(ii) Second Amendment to the Investment Advisory Agreement to add the following series the Defiance Developed Markets Enhanced Options Income ETF, Defiance Emerging Markets Enhanced Options Income ETF, Defiance Nasdaq 100 Target Income ETF, Defiance S&P 500 Target Income ETF and Defiance R2000 Target Income ETF previously filed with Post-Effective Amendment No. 165 on Form N-1A on February 1, 2024 and is incorporated herein by reference.
(iii) Third Amendment to the Investment Advisory Agreement to add the following series: Defiance Nasdaq 100 Target Income ETF, Defiance S&P 500 Target Income ETF and Defiance R2000 Target Income ETF, previously filed with Post-Effective Amendment No. 177 on Form N-1A on February 28, 2024, and is incorporated herein by reference.
(iv) Fourth Amendment to the Investment Advisory Agreement to add the following series: Defiance Gold Enhanced Options Income ETF, Defiance Silver Enhanced Options Income ETF, Defiance Oil Enhanced Options Income ETF, and Defiance Treasury Enhanced Options Income ETF, previously filed with Post-Effective Amendment No. 206 on Form N-1A on April 29, 2024 and is incorporated herein by reference.
(v) Fifth Amendment to the Investment Advisory Agreement to add the following series: the Defiance Daily Target 2X Long Copper ETF, Defiance Daily Target 2X Long RIOT ETF (formerly known as Defiance Daily Target 2X Long Carbon ETF), Defiance Daily Target 2X Long China Dragons ETF (formerly known as Defiance Daily Target 2X Long Lithium ETF), Defiance Daily Target 2X Long Solar ETF, Defiance Daily Target 2X Long Uranium ETF, Defiance Daily Target 2X Long LLY ETF, Defiance Daily Target 2X Long MSTR ETF, Defiance Daily Target 2X Long NVO ETF, Defiance Daily Target 2X Long AVGO ETF, Defiance Daily Target 2X Long SMCI ETF and Defiance Daily Target 2X Short MSTR ETF, previously filed with Post-Effective Amendment No. 216 on Form N-1A on May 22, 2024 and is incorporated herein by reference.

(vi) Sixth Amendment to the Investment Advisory Agreement – not applicable.
(vii) Seventh Amendment to the Investment Advisory Agreement – not applicable.
(viii) Eighth Amendment to the Investment Advisory Agreement to add the following series: Defiance Large Cap ex-Mag 7 ETF, previously filed with Post-Effective Amendment No. 266 on Form N-1A on October 11, 2024 and is incorporated herein by reference.
(ix) Ninth Amendment to the Investment Advisory Agreement to add the following series: Defiance Daily Target 2X Long SOFI ETF, Defiance Daily Target 2X Long AMAT ETF, Defiance Daily Target 2X Long B ETF, Defiance Daily Target 2X Long ORCL ETF, Defiance Daily Target 2X Long FSLR ETF, Defiance Daily Target 2X Long DKNG ETF, Defiance Hot Sauce Daily 3X Strategy ETF and Defiance AI & Power Infrastructure ETF, previously filed with Post-Effective Amendment No. 299 on Form N-1A on January 14, 2025 and is incorporated herein by reference.
(x) Tenth Amendment to the Investment Advisory Agreement to add the following series: Defiance Daily Target 2X Long HIMS ETF, Defiance Daily Target 2X Long IONQ ETF, Defiance Daily Target 2X Long RKLB ETF, Defiance Daily Target 2X Long CVNA ETF, Defiance Daily Target 2X Long HOOD ETF, Defiance Daily Target 2X Long VST ETF, Defiance Daily Target 2X Long JPM ETF, Defiance Daily Target 2X Long PENN ETF, Defiance Daily Target 2X Long SOUN ETF, Defiance Daily Target 2X Long MRVL ETF, Defiance Daily Target 2X Long RGTI ETF, Defiance Leveraged Long MSTR ETF, Defiance Leveraged Long + Income MSTR ETF, Defiance Daily Target 2X Short RIOT ETF, Defiance Daily Target 2X Short SMCI ETF and Defiance Daily Target 2X Short LLY ETF, previously filed with Post-Effective Amendment No. 327 on Form N-1A on March 11, 2025 and is incorporated herein by reference.
(xi) Eleventh Amendment to the Investment Advisory Agreement to add the following series: Defiance Daily Target 2X Long DJT ETF, Defiance Daily Target 2X Long RDDT ETF, Defiance Trillion Dollar Club Index ET, Defiance Nasdaq 100 LightningSpread™ Income ETF, Defiance S&P 500 LightningSpread™ Income ETF, Defiance Russell 2000 LightningSpread™ Income ETF, Defiance Daily Target 2X Short CVNA ETF, Defiance Daily Target 2X Short IONQ ETF, Defiance Daily Target 2X Short PLTR ETF, Defiance Daily Target 2X Short RKLB ETF, Defiance Daily Target 2X Long ANET ETF, Defiance Daily Target 2X Long ARM ETF, Defiance Daily Target 2X Long PM ETF, and Defiance Daily Target 2X Long UBER ETF, previously filed with Post-Effective Amendment No. 339 on Form N-1A on April 8, 2025 and is incorporated herein by reference.
(xii) Twelfth Amendment to the Investment Advisory Agreement to add the following series: Defiance 2X Daily Long Pure Quantum ETF, Defiance MAGA Seven ETF, Defiance Daily Target 2X Long OKLO ETF, Defiance Daily Target 2X Long QBTS ETF, Defiance Daily Target 2X Short RGTI ETF, Defiance Daily Target 2X Short QBTS ETF and Defiance Nasdaq 100 Double Short Hedged ETF, previously filed with Post-Effective Amendment No. 366 on Form N-1A on June 17, 2025 and is incorporated herein by reference.
(xiii) Thirteenth Amendment to the Investment Advisory Agreement to add the following series: Defiance Vol Carry Hedged ETF, Defiance Enhanced Short Vol ETF, Defiance Enhanced Long Vol ETF, Defiance Leveraged Long + Income AAPL ETF, Defiance Leveraged Long + Income AMD ETF, Defiance Leveraged Long + Income AMZN ETF, Defiance Leveraged Long + Income BRK.B ETF, Defiance Leveraged Long + Income COIN ETF, Defiance Leveraged Long + Income GOOG ETF, Defiance Leveraged Long + Income HIMS ETF, Defiance Leveraged Long + Income HOOD ETF, Defiance Leveraged Long + Income META ETF, Defiance Leveraged Long + Income NFLX ETF, Defiance Leveraged Long + Income NVDA ETF, Defiance Leveraged Long + Income PLTR ETF, Defiance Leveraged Long + Income SMCI ETF and Defiance Leveraged Long + Income TSLA ETF, previously filed with Post-Effective Amendment No. 382 on Form N-1A on July 15, 2025, is hereby incorporated by reference.
(xiv) Fourteenth Amendment to the Investment Advisory Agreement to add the following series: Defiance Leveraged Long + Income CRCL ETF, Defiance Leveraged Long + Income CRWV ETF, Defiance Leveraged Long + Income GLXY ETF, Defiance Leveraged Long + Income Magnificent Seven ETF, Defiance Leveraged Long + Income Nasdaq 100 ETF, Defiance Leveraged Long + Income S&P 500 ETF, Defiance Leveraged Long + Income Ethereum ETF and Defiance Leveraged Long + Income Bitcoin ETF, previously filed with Post-Effective Amendment No. 408 on Form N-1A on August 25, 2025, is hereby incorporated by reference.
(xv) Fifteenth Amendment to the Investment Advisory Agreement to add the following series: Defiance Daily Target 2X Long ALAB ETF, Defiance Daily Target 2X Long APLD ETF, Defiance Daily Target 2X Long AVAV ETF, Defiance Daily Target 2X Long JOBY ETF, Defiance Daily Target 2X Long KTOS ETF, Defiance Daily Target 2X Long LMND ETF, Defiance Daily Target 2X Long NBIS ETF, Defiance Daily Target 2X Long NVTS ETF, Defiance Daily Target 2X Long OSCR ETF, Defiance Daily Target 2X Long PONY ETF, Defiance Daily Target 2X Long RCAT ETF, Defiance Daily Target 2X Long RBRK ETF and Defiance Daily Target 2X Long ZETA ETF Defiance Daily Target 2X Long ET ETF, Defiance Daily Target 2X Long FIG ETF, Defiance Daily Target 2X Long IREN ETF, Defiance Daily Target 2X Long MP ETF, Defiance Daily Target 2X Long QS ETF Defiance Daily Target 2X Long AEO ETF, Defiance Daily Target 2X Long BLSH ETF, Defiance Daily Target 2X Long DASH ETF, Defiance Daily Target 2X Long MRNA ETF and Defiance U.S. Dividend Equity Paid Weekly ETF, previously filed with Post-Effective Amendment No. 433 on Form N-1A on September 24, 2025, is hereby incorporated by reference.

(xvi) Sixteenth Amendment to the Investment Advisory Agreement to add the following series: Defiance Leveraged Long BEAM ETF, Defiance Leveraged Long SBET ETF, Defiance Leveraged Long OPEN ETF and Defiance Leveraged Long EOSE ETF, Defiance Leveraged Long + Income BMNR ETF, Defiance Leveraged Long + Income SOFI ETF, Defiance Leveraged Long + Income XRP ETF, Defiance Leveraged Long + Income SOL ETF, Defiance Leveraged Long DOCN ETF, Defiance Leveraged Long HTZ ETF, Defiance Leveraged Long NEGG ETF, Defiance Leveraged Long NMAX ETF, Defiance Leveraged Long RUM ETF, Defiance Daily Target 2X Short AMD ETF, Defiance Daily Target 2X Short APP ETF, Defiance Daily Target 2X Short ASTS ETF, Defiance Daily Target 2X Short AVGO ETF, Defiance Daily Target 2X Short BBAI ETF, Defiance Daily Target 2X Short BMNR ETF, Defiance Daily Target 2X Short CRCL ETF, Defiance Daily Target 2X Short HIMS ETF, Defiance Daily Target 2X Short HOOD ETF, Defiance Daily Target 2X Short INTC ETF, Defiance Daily Target 2X Short MRVL ETF, Defiance Daily Target 2X Short MU ETF, Defiance Daily Target 2X Short NVO ETF, Defiance Daily Target 2X Short OKLO ETF, Defiance Daily Target 2X Short OSCR ETF, Defiance Daily Target 2X Short SBET ETF, Defiance Daily Target 2X Short TSM ETF, and Defiance Daily Target 2X Short UNH ETF, Defiance Daily Target 2X Long CHWY ETF, Defiance Daily Target 2X Long CAVA ETF, Defiance Daily Target 2X Long ELF ETF, Defiance Daily Target 2X Long WYNN ETF, Defiance Daily Target 2X Long ESLT ETF, Defiance Daily Target 2X Long BMNR ETF, Defiance QTUM Options Income ETF, Defiance Daily Target 2X Long AA ETF, Defiance Daily Target 2X Long CAE ETF, Defiance Daily Target 2X Long CSCO ETF, Defiance Daily Target 2X Long EBAY ETF, Defiance Daily Target 2X Long EXEL ETF, Defiance Daily Target 2X Long IBKR ETF, Defiance Daily Target 2X Long KLAC ETF, Defiance Daily Target 2X Long MPWR ETF, Defiance Daily Target 2X Long PFE ETF, Defiance Daily Target 2X Long SE ETF, Defiance Daily Target 2X Long ERIC ETF and Defiance Daily Target 2X Long UPS ETF, previously filed with Post-Effective Amendment No. 457 on Form N-1A on October 29, 2025 and is incorporated herein by reference.
(xvii) Seventeenth Amendment to the Investment Advisory Agreement to add the following series: Defiance Daily Target 2X Short APLD ETF, Defiance Daily Target 2X Short ARM ETF, Defiance Daily Target 2X Short BE ETF, Defiance Daily Target 2X Short BITF ETF, Defiance Daily Target 2X Short CLSK ETF, Defiance Daily Target 2X Short CRWV ETF, Defiance Daily Target 2X Short IREN ETF, Defiance Daily Target 2X Short JOBY ETF, Defiance Daily Target 2X Short NBIS ETF, Defiance Daily Target 2X Short NVTS ETF, Defiance Daily Target 2X Short OPEN ETF, Defiance Daily Target 2X Short ORCL ETF, Defiance Daily Target 2X Short SMR ETF, Defiance Daily Target 2X Short SNOW ETF, Defiance Daily Target 2X Short UPST ETF, Defiance Daily Target 2X Long BITF ETF, Defiance Daily Target 2X Long CLS ETF, Defiance Daily Target 2X Long HPQ ETF, Defiance Daily Target 2X Long JMIA ETF, Defiance Daily Target 2X Long LUNR ETF, Defiance Daily Target 2X Long ONDS ETF, Defiance Daily Target 2X Long RKT ETF, Defiance Daily Target 2X Long PGY ETF, Defiance Daily Target 2X Long PL ETF, Defiance Daily Target 2X Long BE ETF, Defiance Daily Target 2X Long BIIB ETF, Defiance Daily Target 2X Long BTQ ETF, Defiance Daily Target 2X Long ETHM ETF, Defiance Daily Target 2X Long JBLU ETF, Defiance Daily Target 2X Long NOK ETF, Defiance Daily Target 2X Long OXY ETF, Defiance Daily Target 2X Long RMBS ETF, Defiance Daily Target 2X Long VRTX ETF, Defiance Daily Target 2X Long WING ETF, Defiance Daily Target 2X Long ZIM ETF, Defiance Long Pure Quantum ETF, and Defiance Daily Target 2X Long WLTH ETF, previously filed with Post-Effective Amendment No. 502 on Form N-1A on December 23, 2025 and is incorporated herein by reference.
(xviii) Eighteenth Amendment to the Investment Advisory Agreement to add the following series: Defiance Daily 2X Short Pure Quantum Computing Index ETF, Defiance 2X Daily Long Pure Drone and Aerial Automation ETF, Defiance Daily Target 2X Long CLF ETF, Defiance Daily Target 2X Long PLUG ETF, Defiance Daily Target 2X Long UUUU ETF, Defiance Daily Target 2X Long CCJ ETF, Defiance Daily Target 2X Long DNN ETF, Defiance Daily Target 2X Long HL ETF, Defiance Daily Target 2X Long NDAQ ETF, Defiance Daily Target 2X Long PAAS ETF, Defiance Daily Target 2X Long PATH ETF, Defiance Daily Target 2X Long POET ETF, Defiance Daily Target 2X Long COMM ETF, Defiance Daily Target 2X Long AMKR ETF, Defiance Daily Target 2X Short RKT ETF, Defiance AdvMicrDev LightningSpread™ Income ETF, Defiance AAPL LightningSpread™ Income ETF, Defiance Blkstne LightningSpread™ Income ETF, Defiance CRCL LightningSpread™ Income ETF, Defiance COIN LightningSpread™ Income ETF, Defiance FcBk LightningSpread™ Income ETF, Defiance MSTR LightningSpread™ Income ETF, Defiance NVDA LightningSpread™ Income ETF, Defiance ORCL LightningSpread™ Income ETF, Defiance PLTR LightningSpread™ Income ETF, Defiance TSLA LightningSpread™ Income ETF, Defiance Bitcoin LightningSpread™ Income ETF, Defiance Ethereum LightningSpread™ Income ETF, Defiance Gold LightningSpread™ Income ETF, Defiance Gold Miners LightningSpread™ Income ETF, Defiance Silver LightningSpread™ Income ETF, Defiance Solana LightningSpread™ Income ETF, and Defiance XRP LightningSpread™ Income ETF, previously filed with Post-Effective Amendment No. 517 on Form N-1A on January 26, 2026 and is incorporated herein by reference.
(xix) Nineteenth Amendment to the Investment Advisory Agreement to add the following series: Defiance Daily Target 2X Long AMTM ETF - to be filed by amendment.
(xx) Twentieth Amendment to the Investment Advisory Agreement to add the following series: Defiance Daily Target 2X Long ABTC ETF, Defiance Daily Target 2X Long GCT ETF, Defiance Daily Target 2X Long LUMN ETF, Defiance Daily Target 2X Long MDLN ETF, Defiance Daily Target 2X Long PINS ETF, Defiance Daily Target 2X Long ROKU ETF, Defiance Daily Target 2X Long SATS ETF, Defiance Daily Target 2X Long SNDL ETF, Defiance Daily Target 2X Long TLRY ETF, Defiance Daily Target 2X Long WBD ETF and Defiance Daily Target 2X Long XOVR ETF - to be filed by amendment.

(xxi) Twenty-First Amendment to the Investment Advisory Agreement to add the following series: Defiance Space Data Center Leaders ETF and Defiance Pure Space Daily 2X Strategy ETF- to be filed by amendment.
(xxii) Twenty-Second Amendment to the Investment Advisory Agreement to add the following series: Defiance Daily Target 2X Long Discord ETF- to be filed by amendment.
(xxiii) Twenty-Third Amendment to the Investment Advisory Agreement to add the following series: Defiance Daily Target 2X Long ASTS ETF, Defiance Daily Target 2X Long BKSY ETF, Defiance Daily Target 2X Long COHR ETF, Defiance Daily Target 2X Long ENVX ETF, Defiance Daily Target 2X Long FRSH ETF, Defiance Daily Target 2X Long GSAT ETF, Defiance Daily Target 2X Long JD ETF, Defiance Daily Target 2X Long LEU ETF, Defiance Daily Target 2X Long OUST ETF, Defiance Daily Target 2X Long RDW ETF, Defiance Daily Target 2X Long RVMD ETF, Defiance Daily Target 2X Long STX ETF and Defiance Daily Target 2X Long VSAT ETF - to be filed by amendment.
(xxiv) Twenty-Fourth Amendment to the Investment Advisory Agreement to add the following series: Defiance Daily Target 2X Long RYAAY ETF, Defiance Daily Target 2X Long UMAC ETF, Defiance Daily Target 2X Long WYFI ETF, Defiance Daily Target 2X Long ABAT ETF, Defiance Daily Target 2X Long PRME ETF, Defiance Daily Target 2X Long KULR ETF, Defiance Daily Target 2X Long SPCE ETF, Defiance Daily Target 2X Long ALMU ETF, Defiance Daily Target 2X Long FJET ETF and Defiance Daily Target 2X Long RYCEY ETF – to be filed by amendment.
(xxv) Twenty-Fifth Amendment to the Investment Advisory Agreement to add the following series: Defiance Daily Target 2X Long OPTT ETF, Defiance Daily Target 2X Long SIDU ETF, Defiance Daily Target 2X Long SSNLF ETF, Defiance Daily Target 2X Long HXSCL ETF, and Defiance Daily Target 2X Long KRKNF ETF – to be filed by amendment.
(xxvi) Twenty-Sixth Amendment to the Investment Advisory Agreement to add the following series: Defiance Daily Target 2X Long AMPX ETF, Defiance Daily Target 2X Long BEAT ETF, Defiance Daily Target 2X Long KOPN ETF, Defiance Daily Target 2X Long LTRX ETF, Defiance Daily Target 2X Long OSS ETF, Defiance Daily Target 2X Long REKR ETF, Defiance Daily Target 2X Long VELO ETF, Defiance Daily Target 2X Long YALL ETF, and Defiance Daily Target 2X Long YSS ETF – to be filed by amendment.
(xvii)	Investment Advisory Agreement between the Trust (on behalf of Hilton Small-MidCap Opportunity ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 135 on Form N-1A on November 20, 2023 and is incorporated herein by reference.
(i) First Amendment to the Investment Advisory Agreement adding Hilton BDC Corporate Bond ETF, previously filed with Post-Effective Amendment No. 356 on Form N-1A on June 2, 2025 and is incorporated herein by reference.
(xviii)	Investment Advisory Agreement between the Trust (for the Quantify Absolute Income ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 197 on Form N-1A on April 5, 2024 and is incorporated herein by reference.
(i) First Amendment to the Investment Advisory Agreement to add the following series: STKd 100% Bitcoin & 100% Gold ETF, previously filed with Post-Effective Amendment No. 264 on Form N-1A on September 23, 2024 and is incorporated herein by reference.
(ii) Second Amendment to the Investment Advisory Agreement to add the following series: STKd 100% COIN & 100% NVDA ETF, STKd 100% NVDA & 100% MSTR ETF, STKd 100% MSTR & 100% COIN ETF, STKd 100% COIN & 100% HOOD ETF, STKd 100% NVDA & 100% AMD ETF, STKd 100% TSLA & 100% MSTR ETF, STKd 100% TSLA & 100% NVDA ETF, STKd 100% SMCI & 100% NVDA ETF, STKd 100% UBER & 100% TSLA ETF and STKd 100% META & 100% AMZN ETF, previously filed with Post-Effective Amendment No. 316 on Form N-1A on February 24, 2025 and is incorporated herein by reference.
(iii) Third Amendment to the Investment Advisory Agreement to add the following series: Quantify 2X Daily All Cap Crypto ETF, Quantify 2X Daily Alt Season Crypto ETF and Quantify 2X Daily AltAlt Season Crypto ETF, previously filed with Post-Effective Amendment No. 505 on Form N-1A on January 2, 2026 and is incorporated herein by reference.
(iv) Fourth Amendment to the Investment Advisory Agreement to add the following series: IncomeSTKd 1x US Stocks & 1x Bitcoin Premium ETF, IncomeSTKd 1x US Stocks & 1x Gold Premium ETF, IncomeSTKd 1x Bitcoin & 1x Gold Premium ETF, IncomeSTKd 1x Treasury & 1x Gold Premium ETF, IncomeSTKd 1x Bitcoin & 1x Treasury Premium ETF, IncomeSTKd 1x US Stocks & 1x Treasury Premium ETF, IncomeQ Bitcoin & Bitcoin Treasury mNAV Harvester ETF, and IncomeQ Crypto & Crypto Treasury mNAV Harvester ETF, previously filed with Post-Effective Amendment No. 514 on Form N-1A on January 16, 2026 and is incorporated herein by reference.
(xix)	Investment Advisory Agreement between the Trust (for the iREIT – MarketVector Quality REIT Index ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 181 on Form N-1A on February 29, 2024 and is incorporated herein by reference.
(xx)	Investment Advisory Agreement between the Trust (for Even Herd Long Short ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 194 on Form N-1A on March 26, 2024 and is incorporated herein by reference.

(xxi)	Investment Advisory Agreement between the Trust (for Peerless Option Wheel ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 211 on Form N-1A on May 10, 2024 and is incorporated herein by reference.
(xxii)	Investment Advisory Agreement between the Trust (for Clockwise U.S. Core Equity ETF) and Tidal Investments LLC – previously filed with Post-Effective Amendment No. 224 on Form N-1A on June 11, 2024 and is incorporated herein by reference.
(xxiii)	Investment Advisory Agreement between the Trust (for Cambria Chesapeake Pure Trend ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.
(xxiv)	Investment Sub-Advisory Agreement between Toroso Investments, LLC and Carbon Collective Investing, LLC (for the Carbon Collective Climate Solutions U.S. Equity ETF), previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.
(a)	First Amendment to Investment Advisory Agreement to add the following series: Carbon Collective Short Duration Green Bond ETF, previously filed with Post-Effective Amendment No. 196 on Form N-1A on April 2, 2024 and is incorporated herein by reference.
(xxv)	Investment Advisory Agreement between the Trust (for Portfolio Building Block 1X Inverse US Large Cap Daily Target ETF and Portfolio Building Block 1X Inverse US Growth and Innovation Daily Target ETF) and Tidal Investments LLC- to be filed by amendment.
(xxvi)	Investment Sub-Advisory Agreement between Toroso Investments, LLC and Nicholas Wealth, LLC (for the Nicholas Fixed Income Alternative ETF), previously filed with Post-Effective Amendment No. 34 on Form N-1A on November 22, 2022 and is incorporated herein by reference.
(i) First Amendment to the Sub-Advisory Agreement adding: Nicholas Global Equity and Income ETF – previously filed with Post-Effective Amendment No. 238 on Form N-1A on July 23, 2024 and is incorporated herein by reference.
(ii) Second Amendment to the Sub-Advisory Agreement adding: Nicholas Crypto Income ETF, previously filed with Post-Effective Amendment No. 363 on Form N-1A on June 10, 2025 and is incorporated herein by reference.
(iii) Third Amendment to the Sub-Advisory Agreement adding: Nicholas Gold Income ETF, Nicholas Silver Income ETF, Nicholas Nuclear Income ETF and Nicholas Defense and Rare Earth Income ETF, previously filed with Post-Effective Amendment No. 522 on Form N-1A on February 4, 2026 and is incorporated herein by reference.
(iv) Fourth Amendment to the Sub-Advisory Agreement adding: Nicholas Bitcoin and Treasuries AfterDark ETF and Nicholas Bitcoin Tail ETF – to be filed by amendment.
(v) Fifth Amendment to the Investment Sub-Advisory Agreement adding: Fitz-Gerald Must Have Portfolio® ETF and Fitz-Gerald Must Have Portfolio® and Options Overlay ETF - to be filed by amendment.
(xxvii)	Investment Sub-Advisory Agreement between Toroso Investments, LLC and Pinnacle Family Advisors, LLC (for the Pinnacle Focused Opportunities ETF) previously filed with Post-Effective Amendment No. 45 on Form N-1A on December 28, 2022 and is incorporated herein by reference.
(xxviii)	Investment Sub-Advisory Agreement between Toroso Investments, LLC and Family Dynasty Advisors LLC (for the Tactical Advantage ETF), previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
(xxxix)	Investment Sub-Advisory Agreement between Tidal Investments LLC and Newfound Research LLC (for the Return Stacked® Bonds & Managed Futures ETF, Return Stacked® Global Stocks & Bonds ETF, Return Stacked® U.S. Stocks & Managed Futures ETF, Return Stacked® Bonds & Futures Yield ETF, Return Stacked® U.S. Equity & Futures Yield ETF and Return Stacked® Bonds & Merger Arbitrage ETF), previously filed with Post-Effective Amendment No. 291 on Form N-1A on December 16, 2024 and is incorporated herein by reference.
(i) First Amendment to the Investment Sub-Advisory Agreement between Tidal Investment LLC and Newfound Research LLC (for the Return Stacked® U.S. Stocks & Gold/Bitcoin ETF) – previously filed with Post-Effective Amendment No. 342 on Form N-1A on April 25, 2025 and is incorporated herein by reference.
(ii) Second Amendment to the Investment Sub-Advisory Agreement between Tidal Investment LLC and Newfound Research LLC (for the Return Stacked® Bonds & Managed Futures ETF, Return Stacked® Global Stocks & Bonds ETF, Return Stacked® U.S. Stocks & Managed Futures ETF, Return Stacked® Bonds & Futures Yield ETF, Return Stacked® U.S. Equity & Futures Yield ETF, Return Stacked® Bonds & Merger Arbitrage ETF and Return Stacked® U.S. Stocks & Gold/Bitcoin ETF), previously filed with Post-Effective Amendment No. 355 on Form N-1A on May 27, 2025 and is incorporated herein by reference.
(iii) Third Amendment to the Investment Sub-Advisory Agreement between Tidal Investment LLC and Newfound Research LLC (adding Return Stacked® International Stocks & Managed Futures ETF) – to be filed by amendment.
(xxx)	Investment Sub-Advisory Agreement between Toroso Investments, LLC and Montrose Estate Capital Management, LLC d/b/a Days Global Advisors (for the DGA Absolute Return ETF), previously filed with Post-Effective Amendment No. 79 on April 14, 2023.
(xxxi)	Investment Sub-Advisory Agreement between Toroso Investments, LLC and Veridien Global Investors LLC (for the Veridien Climate Action ETF), previously filed with Post-Effective Amendment No. 74 on Form N-1A on April 11, 2023 and is incorporated herein by reference.

(xxxii)	Investment Sub-Advisory Agreement between Toroso Investments, LLC and Roundhill Financial Inc. (for the Roundhill Generative AI & Technology ETF), previously filed with Post-Effective Amendment No. 88 on Form N-1A on May 12, 2023 and is incorporated herein by reference.
(xxxiii)	Investment Sub-Advisory Agreement between Toroso Investments, LLC and Chesapeake Capital Corporation (for the Blueprint Chesapeake Multi-Asset Trend ETF), previously filed with Post-Effective Amendment No. 102 on Form N-1A on June 27, 2023 and is incorporated herein by reference.
(xxxiv)	Investment Sub-Advisory Agreement between Toroso Investments, LLC and Blueprint Fund Management, LLC (for the Blueprint Chesapeake Multi-Asset Trend ETF), previously filed with Post-Effective Amendment No. 102 on Form N-1A on June 27, 2023 and is incorporated herein by reference.
(xxxv)	Investment Sub-Advisory Agreement between Toroso Investments, LLC and Grizzle Investment Management LLC (for the Grizzle Growth ETF), previously filed with Post-Effective Amendment No. 109 on Form N-1A on August 7, 2023 and is incorporated herein by reference.
(xxxvi)	Investment Sub-Advisory Agreement between Toroso Investments, LLC and Cambria Investment Management, L.P. (for the Grizzle Growth ETF), previously filed with Post-Effective Amendment No. 109 on Form N-1A on August 7, 2023 and is incorporated herein by reference.
(xxxvii)	Investment Sub-Advisory Agreement between Toroso Investments, LLC and MSA Power Funds LLC (for the CoreValues Alpha Greater China Growth ETF, previously filed with Post-Effective Amendment No. 124 on Form N-1A on September 20, 2023 and is incorporated herein by reference.
(i) First Amendment to the Sub-Advisory Agreement between Tidal Investment LLC and MSA Power Funds LLC (for the CoreValues America First Technology Index ETF), previously filed with Post-Effective Amendment No. 463 on Form N-1A on November 10, 2025 and is incorporated herein by reference.
(xxxviii)	Investment Sub-Advisory Agreement between Tidal Investments LLC and Hilton Capital Management, LLC (on behalf of Hilton Small-MidCap Opportunity ETF), previously filed with Post-Effective Amendment No. 135 on Form N-1A on November 20, 2023 and is incorporated herein by reference.
(i) First Amendment to the Investment Sub-Advisory Agreement Adding: Hilton BDC Corporate Bond ETF, previously filed with Post-Effective Amendment No. 356 on Form N-1A on June 2, 2025 and is incorporated herein by reference.
(xxxix)	Investment Sub-Advisory Agreement between Tidal Investments LLC and Quantify Chaos Advisors, LLC (for the Quantify Absolute Income ETF), previously filed with Post-Effective Amendment No. 197 on Form N-1A on April 5, 2024 and is incorporated herein by reference.
(i) First Amendment to the Investment Sub-Advisory Agreement Adding: STKd 100% Bitcoin & 100% Gold ETF, previously filed with Post-Effective Amendment No. 266 on Form N-1A on October 11, 2024 and is incorporated herein by reference.
(ii) Second Amendment to the Investment Sub-Advisory Agreement Adding: STKd 100% COIN & 100% NVDA ETF, STKd 100% NVDA & 100% MSTR ETF, STKd 100% MSTR & 100% COIN ETF, STKd 100% COIN & 100% HOOD ETF, STKd 100% NVDA & 100% AMD ETF, STKd 100% TSLA & 100% MSTR ETF, STKd 100% TSLA & 100% NVDA ETF, STKd 100% SMCI & 100% NVDA ETF, STKd 100% UBER & 100% TSLA ETF and STKd 100% META & 100% AMZN ETF, previously filed with Post-Effective Amendment No. 316 on Form N-1A on February 24, 2025 and is incorporated herein by reference.
(iii) Third Amendment to the Investment Sub-Advisory Agreement Adding: Quantify 2X Daily All Cap Crypto ETF, Quantify 2X Daily Alt Season Crypto ETF and Quantify 2X Daily AltAlt Season Crypto ETF, previously filed with Post-Effective Amendment No. 505 on Form N-1A on January 2, 2026 and is incorporated herein by reference.
(iv) Fourth Amendment to the Investment Sub-Advisory Agreement Adding: IncomeSTKd 1x US Stocks & 1x Bitcoin Premium ETF, IncomeSTKd 1x US Stocks & 1x Gold Premium ETF, IncomeSTKd 1x Bitcoin & 1x Gold Premium ETF, IncomeSTKd 1x Treasury & 1x Gold Premium ETF, IncomeSTKd 1x Bitcoin & 1x Treasury Premium ETF, IncomeSTKd 1x US Stocks & 1x Treasury Premium ETF, IncomeQ Bitcoin & Bitcoin Treasury mNAV Harvester ETF, and IncomeQ Crypto & Crypto Treasury mNAV Harvester ETF, previously filed with Post-Effective Amendment No. 514 on Form N-1A on January 16, 2026 and is incorporated herein by reference.
(xl)	Investment Sub-Advisory Agreement between Tidal Investments LLC and Convexitas, LLC (for the IncomeSTKd 1x US Stocks & 1x Bitcoin Premium ETF, IncomeSTKd 1x US Stocks & 1x Gold Premium ETF, IncomeSTKd 1x Bitcoin & 1x Gold Premium ETF, IncomeSTKd 1x Treasury & 1x Gold Premium ETF, IncomeSTKd 1x Bitcoin & 1x Treasury Premium ETF, IncomeSTKd 1x US Stocks & 1x Treasury Premium ETF, IncomeQ Bitcoin & Bitcoin Treasury mNAV Harvester ETF, and IncomeQ Crypto & Crypto Treasury mNAV Harvester ETF, previously filed with Post-Effective Amendment No. 514 on Form N-1A on January 16, 2026 and is incorporated herein by reference.
(xli)	First Amendment to the Investment Sub-Advisory Agreement between Tidal Investments LLC and Convexitas LLC Adding: Quantify Absolute Income ETF – to be filed by amendment.
(xlii)	Investment Sub-Advisory Agreement between Tidal Investments LLC and Artesian Capital Management (Delaware) LP (for Carbon Collective Short Duration Green Bond ETF), previously filed with Post-Effective Amendment No. 196 on Form N-1A on April 2, 2024 and is incorporated herein by reference.

	(xliii)	Investment Sub-Advisory Agreement between Tidal Investments LLC and Even Herd, LLC (for Even Herd Long Short ETF), previously filed with Post-Effective Amendment No. 194 on Form N-1A on March 26, 2024 and is incorporated herein by reference.
	(xliv)	Investment Sub-Advisory Agreement between Tidal Investments LLC and Peerless Wealth LLC (for Peerless Option Wheel ETF), previously filed with Post-Effective Amendment No. 211 on Form N-1A on May 10, 2024 and is incorporated herein by reference.
	(xlv)	Investment Sub-Advisory Agreement between Tidal Investments LLC and Clockwise Capital LLC (for Clockwise U.S. Core Equity ETF), previously filed with Post-Effective Amendment No. 295 on Form N-1A on December 23, 2024 and is incorporated herein by reference.
	(xlvi)	Investment Sub-Advisory Agreement between Tidal Investments LLC and Chesapeake Capital Corporation (for Cambria Chesapeake Pure Trend ETF), previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.
	(xlvii)	Investment Sub-Advisory Agreement between Tidal Investments LLC and Cambria Investment Management, L.P (for Cambria Chesapeake Pure Trend ETF), previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.
	(xlviii)	Investment Advisory Agreement between the Trust (for Chesapeake Trend-Following Fixed Income ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 525 on Form N-1A on February 6, 2026 and is incorporated herein by reference.
	(xlix)	Investment Sub-Advisory Agreement between Tidal Investments LLC and Chesapeake Capital Corporation (for Chesapeake Trend-Following Fixed Income ETF), previously filed with Post-Effective Amendment No. 525 on Form N-1A on February 6, 2026 and is incorporated herein by reference.
(e)	(i)	Distribution Agreement between the Trust and Foreside Fund Services, LLC, previously filed with the Trusts’ registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.
(1) First Amendment to the Distribution Agreement (adding YieldMax® AAPL Option Income ETF, YieldMax® AMZN Option Income Strategy ETF, YieldMax® BRK.B Option Income Strategy ETF, YieldMax® COIN Option Income Strategy ETF, YieldMax® META Option Income Strategy ETF, YieldMax® GOOG Option Income Strategy ETF, YieldMax® NFLX Option Income Strategy ETF, YieldMax® NVDA Option Income Strategy ETF, YieldMax® XYZ Option Income Strategy ETF, YieldMax® TSLA Option Income Strategy ETF, YieldMax® ARKK Option Income Strategy ETF, YieldMax® KWEB Option Income Strategy ETF, YieldMax® GDX Option Income Strategy ETF, YieldMax® XBI Option Income Strategy ETF, and YieldMax® TLT Option Income Strategy ETF, and Senior Secured Credit Opportunities ETF), previously filed with Post-Effective Amendment No. 15 on Form N-1A on October 13, 2022 and is incorporated herein by reference.
(2) Third Amendment to the Distribution Agreement (adding Nicholas Fixed Income Alternative ETF), previously filed with Post-Effective Amendment No. 34 on Form N-1A on November 22, 2022 and is incorporated herein by reference.
(3) Fourth Amendment to the Distribution Agreement (adding Pinnacle Focused Opportunities ETF and Veridien Climate Action ETF), previously filed with Post-Effective Amendment No. 45 on Form N-1A on December 28, 2022 and is incorporated herein by reference.
(4) Fifth Amendment to the Distribution Agreement (adding Return Stacked® Bonds & Managed Futures ETF and Return Stacked® Global Stocks & Bonds ETF), previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(5) Sixth Amendment to the Distribution Agreement (adding DGA Absolute Return ETF and Tactical Advantage ETF), previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
(6) Seventh Amendment to the Distribution Agreement (adding Roundhill Generative AI & Technology ETF), previously filed with Post-Effective Amendment No. 83 on Form N-1A on May 2, 2023 and is incorporated herein by reference.
(7) Eighth Amendment to the Distribution Agreement (adding Blueprint Chesapeake Multi-Asset Trend ETF), previously filed with Post-Effective Amendment No. 102 on Form N-1A on June 27, 2023 and is incorporated herein by reference.
(8) Ninth Amendment to the Distribution Agreement (adding Cboe Validus S&P 500 Dynamic PutWrite Index ETF, Grizzle Growth ETF, YieldMax® MSTR Option Income Strategy ETF, YieldMax® ABNB Option Income Strategy ETF, YieldMax® AMD Option Income Strategy ETF, YieldMax® MRNA Option Income Strategy ETF, YieldMax® PYPL Option Income Strategy ETF, YieldMax® DIS Option Income Strategy ETF, YieldMax® JPM Option Income Strategy ETF, YieldMax® MSFT Option Income Strategy ETF, and YieldMax® XOM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 107 on Form N-1A on July 25, 2023 and is incorporated herein by reference.
(9) Tenth Amendment to the Distribution Agreement (adding Return Stacked® U.S. Stocks & Managed Futures ETF, Defiance Nasdaq 100 Weekly Distribution ETF, Defiance S&P 500 Weekly Distribution ETF and Defiance R2000 Weekly Distribution ETF), previously filed with Post-Effective Amendment No. 117 on Form N-1A on August 25, 2023 and is incorporated herein by reference.
(10) Eleventh Amendment to the Distribution Agreement (adding CoreValues Alpha Greater China Growth ETF, YieldMax® ADBE Option Income Strategy ETF, YieldMax® AI Option Income Strategy ETF, YieldMax® BA Option Income Strategy ETF, YieldMax® BIIB Option Income Strategy ETF, YieldMax® INTC Option Income Strategy ETF, YieldMax® NKE Option Income Strategy ETF, YieldMax® ORCL Option Income Strategy ETF, YieldMax® ROKU Option Income Strategy ETF, YieldMax® SNOW Option Income Strategy ETF, YieldMax® TGT Option Income Strategy ETF and YieldMax® ZM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 130 on Form N-1A on October 6, 2023 and is incorporated herein by reference.

(11) Twelfth Amendment to the Distribution Agreement (adding Hilton Small-MidCap Opportunity ETF), previously filed with Post-Effective Amendment No. 153 on Form N-1A on January 8, 2024 and is incorporated herein by reference.
(12) Thirteenth Amendment to the Distribution Agreement (adding YieldMax® Universe Fund of Option Income ETFs, YieldMax® Magnificent 7 Fund of Option Income ETFs and Defiance Treasury Alternative Yield ETF), previously filed with Post-Effective Amendment No. 153 on Form N-1A on January 8, 2024 and is incorporated herein by reference.
(13) Fourteenth Amendment to the Distribution Agreement (adding Defiance Developed Markets Enhanced Options Income ETF, Defiance Emerging Markets Enhanced Options Income ETF, Defiance Nasdaq 100 Target Income ETF, Defiance S&P 500 Target Income ETF, Defiance R2000 Target Income ETF Quantify Absolute Income ETF, iREIT – MarketVector Quality REIT Index ETF, YieldMax® Ultra Option Income Strategy ETF and YieldMax® MSTR Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 165 on Form N-1A on February 1, 2024 and is incorporated herein by reference.
(14) Fifteenth Amendment to the Distribution Agreement (adding YieldMax® TSLA Short Option Income Strategy ETF, YieldMax® Innovation Short Option Income Strategy ETF, YieldMax® NVDA Short Option Income Strategy ETF, YieldMax® COIN Short Option Income Strategy ETF and YieldMax® AAPL Short Option Income Strategy ETF, YieldMax® N100 Short Option Income Strategy ETF and Carbon Collective Short Duration Green Bond ETF), previously filed with Post-Effective Amendment No. 182 on Form N-1A on March 4, 2024 and is incorporated herein by reference.
(15) Sixteenth Amendment to the Distribution Agreement (adding Even Herd Long Short ETF, Peerless Option Wheel ETF, Return Stacked® Bonds & Futures Yield ETF, Return Stacked® U.S. Equity & Futures Yield ETF and YieldMax® Bitcoin Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 194 on Form N-1A on March 26, 2024 and is incorporated herein by reference.
(16) Seventeenth Amendment to the Distribution Agreement (adding Defiance Gold Enhanced Options Income ETF, Defiance Silver Enhanced Options Income ETF, Defiance Oil Enhanced Options Income ETF, Defiance Treasury Enhanced Options Income ETF and Clockwise U.S. Core Equity ETF), previously filed with Post-Effective Amendment No. 206 on Form N-1A on April 29, 2024 and is incorporated herein by reference.
(17) Eighteenth Amendment to the Distribution Agreement (adding Cambria Chesapeake Pure Trend ETF, Defiance Daily Target 2X Short MSTR ETF, Defiance Daily Target 2X Long RIOT ETF (formerly known as Defiance Daily Target 2X Long Carbon ETF), Defiance Daily Target 2X Long Copper ETF, Defiance Daily Target 2X Long China Dragons ETF (formerly known as Defiance Daily Target 2X Long Lithium ETF), Defiance Daily Target 2x Long LLY ETF, Defiance Daily Target 2X Long MSTR ETF, Defiance Daily Target 2X Long NVO ETF, Defiance Daily Target 2X Long AVGO ETF, Defiance Daily Target 2X Long SMCI ETF, Defiance Daily Target 2X Long Solar ETF and Defiance Daily Target 2x Long Uranium ETF), previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.
(18) Nineteenth Amendment to the Distribution Agreement (adding Nicholas Global Equity and Income ETF, YieldMax® BABA Option Income Strategy ETF, YieldMax® CVNA Option Income Strategy ETF, YieldMax® DKNG Option Income Strategy ETF, YieldMax® HOOD Option Income Strategy ETF, YieldMax® JD Option Income Strategy ETF, YieldMax® MARA Option Income Strategy ETF, YieldMax® PDD Option Income Strategy ETF, YieldMax® PLTR Option Income Strategy ETF, YieldMax® RBLX Option Income Strategy ETF, YieldMax® SHOP Option Income Strategy ETF, YieldMax® SMCI Option Income Strategy ETF, and YieldMax® TSM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 237 on Form N-1A on July 18, 2024 and is incorporated herein by reference.
(19) Twentieth Amendment to the Distribution Agreement (adding YieldMax® Ether Option Income Strategy ETF, STKd 100% Bitcoin & 100% Gold ETF and Defiance Large Cap ex-Mag 7 ETF), previously filed with Post-Effective Amendment No. 259 on Form N-1A on September 9, 2024, and is incorporated herein by reference.
(20) Twenty-First Amendment to the Distribution Agreement (adding YieldMax® Target 12™ Semiconductor Option Income ETF, YieldMax® Target 12™ Biotech & Pharma Option Income ETF, YieldMax® Target 12™ Energy Option Income ETF, YieldMax® Target 12™ Real Estate Option Income ETF, YieldMax® Target 12™ Tech & Innovation Option Income ETF, YieldMax® Target 12™ Big 50 Option Income ETF, YieldMax® Dorsey Wright Hybrid 5 Income ETF, YieldMax® Dorsey Wright Featured 5 Income ETF, YieldMax® AI & Tech Portfolio Option Income ETF, YieldMax® Crypto Industry & Tech Portfolio Option Income ETF, YieldMax® China Portfolio Option Income ETF, YieldMax® Semiconductor Portfolio Option Income ETF, YieldMax® Biotech & Pharma Portfolio Option Income ETF, YieldMax® Ultra Short Option Income Strategy ETF and Return Stacked® Bonds & Merger Arbitrage ETF, previously filed with Post-Effective Amendment No. 280 on Form N-1A on November 22, 2024, and is incorporated herein by reference.
(21) Twenty-Second Amendment to the Distribution Agreement (adding Defiance Daily Target 2X Long SOFI ETF, Defiance Daily Target 2X Long AMAT ETF, Defiance Daily Target 2X Long B ETF, Defiance Daily Target 2X Long ORCL ETF, Defiance Daily Target 2X Long FSLR ETF and Defiance Daily Target 2X Long DKNG ETF, Defiance Hot Sauce Daily 3X Strategy ETF, Defiance AI & Power Infrastructure ETF, YieldMax® Nasdaq 100 0DTE Covered Call Strategy ETF, YieldMax® S&P 500 0DTE Covered Call Strategy ETF and YieldMax® R2000 0DTE Covered Call Strategy ETF), previously filed with Post-Effective Amendment No. 299 on Form N-1A on January 14, 2025 and is incorporated herein by reference.

(22) Twenty-Third Amendment to the Distribution Agreement (adding STKd 100% COIN & 100% NVDA ETF, STKd 100% NVDA & 100% MSTR ETF, STKd 100% MSTR & 100% COIN ETF, STKd 100% COIN & 100% HOOD ETF, STKd 100% NVDA & 100% AMD ETF, STKd 100% TSLA & 100% MSTR ETF, STKd 100% TSLA & 100% NVDA ETF, STKd 100% SMCI & 100% NVDA ETF, STKd 100% UBER & 100% TSLA ETF, STKd 100% META & 100% AMZN ETF, Defiance Leveraged Long MSTR ETF, Defiance Leveraged Long + Income MSTR ETF, Defiance Daily Target 2X Long HIMS ETF, Defiance Daily Target 2X Long IONQ ETF, Defiance Daily Target 2X Long RKLB ETF, Defiance Daily Target 2X Long CVNA ETF, Defiance Daily Target 2X Long HOOD ETF, Defiance Daily Target 2X Long VST ETF, Defiance Daily Target 2X Long JPM ETF, Defiance Daily Target 2X Long PENN ETF, Defiance Daily Target 2X Long SOUN ETF, Defiance Daily Target 2X Long MRVL ETF, Defiance Daily Target 2X Long RGTI ETF, Defiance Daily Target 2X Short RIOT ETF, Defiance Daily Target 2X Short SMCI ETF, Defiance Daily Target 2X Short LLY ETF, YieldMax® MSTR Short Option Income Strategy ETF, YieldMax® AMD Short Option Income Strategy ETF, YieldMax® AMZN Short Option Income Strategy ETF, YieldMax® MARA Short Option Income Strategy ETF, YieldMax® Bitcoin Short Option Income Strategy ETF, YieldMax® META Short Option Income Strategy ETF and YieldMax® SMCI Short Option Income Strategy ETF) previously filed with Post-Effective Amendment No. 327 on Form N-1A on March 11, 2025 and is incorporated herein by reference.
(23) Twenty-Fourth Amendment to the Distribution Agreement (adding Defiance Daily Target 2X Long DJT ETF, Defiance Daily Target 2X Long RDDT ETF, Return Stacked® U.S. Stocks & Gold/Bitcoin ETF, Defiance Trillion Dollar Club Index ETF, Defiance Nasdaq 100 LightningSpread™ Income ETF, Defiance S&P 500 LightningSpread™ Income ETF, Defiance Russell 2000 LightningSpread™ Income ETF, YieldMax® AI Performance & Distribution Target 25™ ETF, YieldMax® AMD Performance & Distribution Target 25™ ETF, YieldMax® AMZN Performance & Distribution Target 25™ ETF, YieldMax® COIN Performance & Distribution Target 25™ ETF, YieldMax® MARA Performance & Distribution Target 25™ ETF, YieldMax® MSTR Performance & Distribution Target 25™ ETF, YieldMax® NVDA Performance & Distribution Target 25™ ETF, YieldMax® PLTR Performance & Distribution Target 25™ ETF, YieldMax® SMCI Performance & Distribution Target 25™ ETF and YieldMax® TSLA Performance & Distribution Target 25™ ETF, Defiance Daily Target 2X Short CVNA ETF, Defiance Daily Target 2X Short IONQ ETF, Defiance Daily Target 2X Short PLTR ETF, Defiance Daily Target 2X Short RKLB ETF, Defiance Daily Target 2X Long ANET ETF, Defiance Daily Target 2X Long ARM ETF, Defiance Daily Target 2X Long PM ETF, Defiance Daily Target 2X Long UBER ETF, Hilton BDC Corporate Bond ETF, and Nicholas Crypto Income ETF), previously filed with Post-Effective Amendment No. 339 on Form N-1A on April 8, 2025 and is incorporated herein by reference.
(24) Twenty-Fifth Amendment to the Distribution Agreement (adding Defiance 2X Daily Long Pure Quantum ETF, Defiance MAGA Seven ETF, Defiance Daily Target 2X Long OKLO ETF, Defiance Daily Target 2X Long QBTS ETF, Defiance Daily Target 2X Short RGTI ETF, Defiance Daily Target 2X Short QBTS ETF, Defiance Nasdaq 100 Double Short Hedged ETF and YieldMax® Bitcoin Performance and Distribution Target 25TM ETF), previously filed with Post-Effective Amendment No. 366 on Form N-1A on June 17, 2025 and is incorporated herein by reference.
(25) Twenty-Sixth Amendment to the Distribution Agreement (adding Defiance Vol Carry Hedged ETF, Defiance Enhanced Short Vol ETF, Defiance Enhanced Long Vol ETF, YieldMax® AFRM Option Income Strategy ETF, YieldMax® APP Option Income Strategy ETF, YieldMax® ARM Option Income Strategy ETF, YieldMax® AVGO Option Income Strategy ETF, YieldMax® CRWD Option Income Strategy ETF, YieldMax® GME Option Income Strategy ETF, YieldMax® HIMS Option Income Strategy ETF, YieldMax® IONQ Option Income Strategy ETF, YieldMax® LLY Option Income Strategy ETF, YieldMax® RDDT Option Income Strategy ETF, YieldMax® SPOT Option Income Strategy ETF, YieldMax® UBER Option Income Strategy ETF, Defiance Leveraged Long + Income AAPL ETF, Defiance Leveraged Long + Income AMD ETF, Defiance Leveraged Long + Income AMZN ETF, Defiance Leveraged Long + Income BRK.B ETF, Defiance Leveraged Long + Income COIN ETF, Defiance Leveraged Long + Income GOOG ETF, Defiance Leveraged Long + Income HIMS ETF, Defiance Leveraged Long + Income HOOD ETF, Defiance Leveraged Long + Income META ETF, Defiance Leveraged Long + Income NFLX ETF, Defiance Leveraged Long + Income NVDA ETF, Defiance Leveraged Long + Income PLTR ETF, Defiance Leveraged Long + Income SMCI ETF and Defiance Leveraged Long + Income TSLA ETF), previously filed with Post-Effective Amendment No. 382 on Form N-1A on July 15, 2025, is hereby incorporated by reference.
(26) Twenty-Seventh Amendment to the Distribution Agreement (adding Defiance Leveraged Long + Income CRCL ETF, Defiance Leveraged Long + Income CRWV ETF, Defiance Leveraged Long + Income GLXY ETF, Defiance Leveraged Long + Income Magnificent Seven ETF, Defiance Leveraged Long + Income Nasdaq 100 ETF, Defiance Leveraged Long + Income S&P 500 ETF, Defiance Leveraged Long + Income Ethereum ETF and Defiance Leveraged Long + Income Bitcoin ETF, YieldMax® CRCL Option Income Strategy ETF, YieldMax® CRWV Option Income Strategy ETF, YieldMax® GLXY Option Income Strategy ETF, and YieldMax® U.S Stocks Target Double Distribution ETF), previously filed with Post-Effective Amendment No. 408 on Form N-1A on August 25, 2025, is hereby incorporated by reference.
(27) Twenty-Eighth Amendment to the Distribution Agreement (adding Defiance Daily Target 2X Long ALAB ETF, Defiance Daily Target 2X Long APLD ETF, Defiance Daily Target 2X Long AVAV ETF, Defiance Daily Target 2X Long JOBY ETF, Defiance Daily Target 2X Long KTOS ETF, Defiance Daily Target 2X Long LMND ETF, Defiance Daily Target 2X Long NBIS ETF, Defiance Daily Target 2X Long NVTS ETF, Defiance Daily Target 2X Long OSCR ETF, Defiance Daily Target 2X Long PONY ETF, Defiance Daily Target 2X Long RCAT ETF, Defiance Daily Target 2X Long RBRK ETF, Defiance Daily Target 2X Long ZETA ETF, Defiance Daily Target 2X Long ET ETF, Defiance Daily Target 2X Long FIG ETF, Defiance Daily Target 2X Long IREN ETF, Defiance Daily Target 2X Long MP ETF, Defiance Daily Target 2X Long QS ETF, Defiance Daily Target 2X Long AEO ETF, Defiance Daily Target 2X Long BLSH ETF, Defiance Daily Target 2X Long DASH ETF, and Defiance U.S. Dividend Equity Paid Weekly ETF), previously filed with Post-Effective Amendment No. 433 on Form N-1A on September 24, 2025, is hereby incorporated by reference.

(28) Twenty-Ninth Amendment to the Distribution Agreement (adding Defiance Leveraged Long BEAM ETF, Defiance Leveraged Long SBET ETF, Defiance Leveraged Long OPEN ETF, Defiance Leveraged Long EOSE ETF, Defiance Leveraged Long + Income BMNR ETF, Defiance Leveraged Long + Income SOFI ETF, Defiance Leveraged Long + Income XRP ETF, Defiance Leveraged Long + Income SOL ETF, CoreValues America First Technology Index ETF, Defiance Daily Target 2X Long CHWY ETF, Defiance Daily Target 2X Long CAVA ETF, Defiance Daily Target 2X Long ELF ETF, Defiance Daily Target 2X Long WYNN ETF, Defiance Daily Target 2X Long ESLT ETF, Defiance Daily Target 2X Long BMNR ETF, Defiance Daily Target 2X Short AMD ETF, Defiance Daily Target 2X Short APP ETF, Defiance Daily Target 2X Short ASTS ETF, Defiance Daily Target 2X Short AVGO ETF, Defiance Daily Target 2X Short BBAI ETF, Defiance Daily Target 2X Short BMNR ETF, Defiance Daily Target 2X Short CRCL ETF, Defiance Daily Target 2X Short HIMS ETF, Defiance Daily Target 2X Short HOOD ETF, Defiance Daily Target 2X Short INTC ETF, Defiance Daily Target 2X Short MRVL ETF, Defiance Daily Target 2X Short MU ETF, Defiance Daily Target 2X Short NVO ETF, Defiance Daily Target 2X Short OKLO ETF, Defiance Daily Target 2X Short OSCR ETF, Defiance Daily Target 2X Short SBET ETF, Defiance Daily Target 2X Short TSM ETF, Defiance Daily Target 2X Short UNH ETF, Defiance Leveraged Long DOCN ETF, Defiance Leveraged Long HTZ ETF, Defiance Leveraged Long NEGG ETF, Defiance Leveraged Long NMAX ETF, Defiance Leveraged Long RUM ETF, Defiance QTUM Options Income ETF, Defiance Daily Target 2X Long AA ETF, Defiance Daily Target 2X Long CAE ETF, Defiance Daily Target 2X Long CSCO ETF, Defiance Daily Target 2X Long EBAY ETF, Defiance Daily Target 2X Long EXEL ETF, Defiance Daily Target 2X Long IBKR ETF, Defiance Daily Target 2X Long KLAC ETF, Defiance Daily Target 2X Long MPWR ETF, Defiance Daily Target 2X Long PFE ETF, Defiance Daily Target 2X Long SE ETF, Defiance Daily Target 2X Long ERIC ETF and Defiance Daily Target 2X Long UPS ETF) – previously filed with Post-Effective Amendment No. 457 on Form N-1A on October 29, 2025 and is incorporated herein by reference.
(29) Thirtieth Amendment to the Distribution Agreement (adding Quantify 2X Daily All Cap Crypto ETF, Quantify 2X Daily Alt Season Crypto ETF, Quantify 2X Daily AltAlt Season Crypto ETF, YieldMax® Hundred Club ETFs, IncomeSTKd 1x US Stocks & 1x Bitcoin Premium ETF, IncomeSTKd 1x US Stocks & 1x Gold Premium ETF, IncomeSTKd 1x Bitcoin & 1x Gold Premium ETF, IncomeSTKd 1x Treasury & 1x Gold Premium ETF, IncomeSTKd 1x Bitcoin & 1x Treasury Premium ETF, IncomeSTKd 1x US Stocks & 1x Treasury Premium ETF, IncomeQ Bitcoin & Bitcoin Treasury mNAV Harvester ETF, IncomeQ Crypto & Crypto Treasury mNAV Harvester ETF, Defiance Daily Target 2X Short APLD ETF, Defiance Daily Target 2X Short ARM ETF, Defiance Daily Target 2X Short BE ETF, Defiance Daily Target 2X Short BITF ETF, Defiance Daily Target 2X Short CLSK ETF, Defiance Daily Target 2X Short CRWV ETF, Defiance Daily Target 2X Short IREN ETF, Defiance Daily Target 2X Short JOBY ETF, Defiance Daily Target 2X Short NBIS ETF, Defiance Daily Target 2X Short NVTS ETF, Defiance Daily Target 2X Short OPEN ETF, Defiance Daily Target 2X Short ORCL ETF, Defiance Daily Target 2X Short SMR ETF, Defiance Daily Target 2X Short SNOW ETF, Defiance Daily Target 2X Short UPST ETF, Defiance Daily Target 2X Long BITF ETF, Defiance Daily Target 2X Long CLS ETF, Defiance Daily Target 2X Long HPQ ETF, Defiance Daily Target 2X Long JMIA ETF, Defiance Daily Target 2X Long LUNR ETF, Defiance Daily Target 2X Long ONDS ETF, Defiance Daily Target 2X Long RKT ETF, Defiance Daily Target 2X Long PGY ETF, Defiance Daily Target 2X Long PL ETF, Defiance Daily Target 2X Long BE ETF, Defiance Daily Target 2X Long BIIB ETF, Defiance Daily Target 2X Long BTQ ETF, Defiance Daily Target 2X Long ETHM ETF, Defiance Daily Target 2X Long JBLU ETF, Defiance Daily Target 2X Long NOK ETF, Defiance Daily Target 2X Long OXY ETF, Defiance Daily Target 2X Long RMBS ETF, Defiance Daily Target 2X Long VRTX ETF, Defiance Daily Target 2X Long WING ETF, Defiance Daily Target 2X Long ZIM ETF,Defiance Long Pure Quantum ETF, and Defiance Daily Target 2X Long WLTH ETF), previously filed with Post-Effective Amendment No. 502 on Form N-1A on December 23, 2025 and is incorporated herein by reference.
(30) Thirty-First Amendment to the Distribution Agreement (adding Defiance 2X Daily Short Pure Quantum Computing Index ETF, 2X Daily Long Pure Drone and Aerial Automation ETF, Defiance Daily Target 2X Long CLF ETF, Defiance Daily Target 2X Long PLUG ETF, Defiance Daily Target 2X Long UUUU ETF, Defiance Daily Target 2X Long CCJ ETF, Defiance Daily Target 2X Long DNN ETF, Defiance Daily Target 2X Long HL ETF, Defiance Daily Target 2X Long NDAQ ETF, Defiance Daily Target 2X Long PAAS ETF, Defiance Daily Target 2X Long PATH ETF, Defiance Daily Target 2X Long POET ETF, Defiance Daily Target 2X Long COMM ETF, Defiance Daily Target 2X Long AMKR ETF, Defiance Daily Target 2X Short RKT ETF, Nicholas Gold Income ETF, Nicholas Silver Income ETF, Nicholas Nuclear Income ETF, Nicholas Defense and Rare Earth Income ETF, Chesapeake Trend-Following Fixed Income ETF, Defiance AdvMicrDev LightningSpread™ Income ETF, Defiance AAPL LightningSpread™ Income ETF, Defiance Blkstne LightningSpread™ Income ETF, Defiance CRCL LightningSpread™ Income ETF, Defiance COIN LightningSpread™ Income ETF, Defiance FcBk LightningSpread™ Income ETF, Defiance MSTR LightningSpread™ Income ETF, Defiance NVDA LightningSpread™ Income ETF, Defiance ORCL LightningSpread™ Income ETF, Defiance PLTR LightningSpread™ Income ETF, Defiance TSLA LightningSpread™ Income ETF, Defiance Bitcoin LightningSpread™ Income ETF, Defiance Ethereum LightningSpread™ Income ETF, Defiance Gold LightningSpread™ Income ETF, Defiance Gold Miners LightningSpread™ Income ETF, Defiance Silver LightningSpread™ Income ETF, Defiance Solana LightningSpread™ Income ETF, Defiance XRP LightningSpread™ Income ETF, YieldMax® Top Ten ETFs, Nicholas Bitcoin and Treasuries AfterDark ETF, Nicholas Bitcoin Tail ETF, YieldMax® WarTech & Cyber Defense Portfolio Option Income ETF, YieldMax® Strategic Metals & Mining Portfolio Option Income ETF, YieldMax® Digital Finance Ecosystem Portfolio Option Income ETF and YieldMax® RoboTech & Automation Portfolio Option Income ETF), previously filed with Post-Effective Amendment No. 517 on Form N-1A on January 26, 2026 and is incorporated herein by reference.

(31) Thirty-Second Amendment to the Distribution Agreement (adding Defiance Daily Target 2X Long AMTM ETF) - to be filed by amendment.
(32) Thirty-Third Amendment to the Distribution Agreement (adding Portfolio Building Block 1X Inverse US Large Cap Daily Target ETF and Portfolio Building Block 1X Inverse US Growth and Innovation Daily Target ETF) - to be filed by amendment.
(33) Thirty-Fourth Amendment to the Distribution Agreement (adding Defiance Daily Target 2X Long ABTC ETF, Defiance Daily Target 2X Long GCT ETF, Defiance Daily Target 2X Long LUMN ETF, Defiance Daily Target 2X Long MDLN ETF, Defiance Daily Target 2X Long PINS ETF, Defiance Daily Target 2X Long ROKU ETF, Defiance Daily Target 2X Long SATS ETF, Defiance Daily Target 2X Long SNDL ETF, Defiance Daily Target 2X Long TLRY ETF, Defiance Daily Target 2X Long WBD ETF and Defiance Daily Target 2X Long XOVR ETF) - to be filed by amendment.
(34) Thirty-Fifth Amendment to the Distribution Agreement (adding Defiance Space Data Center Leaders ETF and Defiance Pure Space Daily 2X Strategy ETF) - to be filed by amendment.
(35) Thirty-Sixth Amendment to the Distribution Agreement (adding Defiance Daily Target 2X Long Discord ETF) - to be filed by amendment.
(36) Thirty-Seventh Amendment to the Distribution Agreement (adding Defiance Daily Target 2X Long ASTS ETF, Defiance Daily Target 2X Long BKSY ETF, Defiance Daily Target 2X Long COHR ETF, Defiance Daily Target 2X Long ENVX ETF, Defiance Daily Target 2X Long FRSH ETF, Defiance Daily Target 2X Long GSAT ETF, Defiance Daily Target 2X Long JD ETF, Defiance Daily Target 2X Long LEU ETF, Defiance Daily Target 2X Long OUST ETF, Defiance Daily Target 2X Long RDW ETF, Defiance Daily Target 2X Long RVMD ETF, Defiance Daily Target 2X Long STX ETF and Defiance Daily Target 2X Long VSAT ETF) - to be filed by amendment
(37) Thirty-Eighth Amendment to the Distribution Agreement (adding Defiance Daily Target 2X Long RYAAY ETF, Defiance Daily Target 2X Long UMAC ETF, Defiance Daily Target 2X Long WYFI ETF, Defiance Daily Target 2X Long ABAT ETF, Defiance Daily Target 2X Long PRME ETF, Defiance Daily Target 2X Long KULR ETF, Defiance Daily Target 2X Long SPCE ETF, Defiance Daily Target 2X Long ALMU ETF, Defiance Daily Target 2X Long FJET ETF and Defiance Daily Target 2X Long RYCEY ETF) – to be filed by amendment.
(38) Thirty-Ninth Amendment to the Distribution Agreement (adding Fitz-Gerald Must Have Portfolio® ETF and Fitz-Gerald Must Have Portfolio® and Options Overlay ETF) – to be filed by amendment.
(39) Fortieth Amendment to the Distribution Agreement (adding Defiance Daily Target 2X Long OPTT ETF, Defiance Daily Target 2X Long SIDU ETF, Defiance Daily Target 2X Long SSNLF ETF, Defiance Daily Target 2X Long HXSCL ETF, and Defiance Daily Target 2X Long KRKNF ETF) – to be filed by amendment.
(40) Forty-First Amendment to the Distribution Agreement (adding Return Stacked® International Stocks & Managed Futures ETF) – to be filed by amendment.
(41) Forty-Second Amendment to the Distribution Agreement (adding Defiance Daily Target 2X Long AMPX ETF, Defiance Daily Target 2X Long BEAT ETF, Defiance Daily Target 2X Long KOPN ETF, Defiance Daily Target 2X Long LTRX ETF, Defiance Daily Target 2X Long OSS ETF, Defiance Daily Target 2X Long REKR ETF, Defiance Daily Target 2X Long VELO ETF, Defiance Daily Target 2X Long YALL ETF, and Defiance Daily Target 2X Long YSS ETF) – to be filed by amendment.
	(ii)	Distribution Agreement between the Trust and ALPS Distributors, Inc. (on behalf of Cambria Chesapeake Pure Trend ETF), previously filed with Post-Effective Amendment No. 338 on Form N-1A on April 4, 2025 and is incorporated herein by reference.
	(iii)	Form of Authorized Participant Agreement, previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.
	(iv)	Distribution Services Agreement between Toroso Investments, LLC and Foreside Fund Services, LLC, previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.
	(f)	Not applicable.
(g)	(i)	Custodian Agreement between the Trust and U.S. Bank National Association, previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.
(1) First Amendment to the Custodian Agreement (adding YieldMax® AAPL Option Income Strategy ETF, YieldMax® AMZN Option Income Strategy ETF, YieldMax® BRK.B Option Income Strategy ETF, YieldMax® COIN Option Income Strategy ETF, YieldMax® META Option Income Strategy ETF, YieldMax® GOOG Option Income Strategy ETF, YieldMax® NFLX Option Income Strategy ETF, YieldMax® NVDA Option Income Strategy ETF, YieldMax® XYZ Option Income Strategy ETF, and YieldMax® TSLA Option Income ETF, YieldMax® ARKK Option Income ETF, YieldMax® KWEB Option Income ETF, YieldMax® GDX Option Income Strategy ETF, YieldMax® XBI Option Income Strategy ETF, and YieldMax® TLT Option Income Strategy ETF, and Senior Secured Credit Opportunities ETF), previously filed with Post-Effective Amendment No. 15 on Form N-1A on October 13, 2022 and is incorporated herein by reference.

(2) Third Amendment to the Custodian Agreement (adding Nicholas Fixed Income Alternative ETF), previously filed with Post-Effective Amendment No. 318 on Form N-1A on February 24, 2025 and is incorporated herein by reference.
(3) Fourth Amendment to the Custodian Agreement (adding Pinnacle Focused Opportunities ETF), previously filed with Post-Effective Amendment No. 45 on Form N-1A on December 28, 2022 and is incorporated herein by reference.
(4) Fifth Amendment to the Custodian Agreement (adding Return Stacked® Bonds & Managed Futures ETF and Return Stacked® Global Stocks & Bonds ETF) previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(5) Sixth Amendment to the Custodian Agreement (adding DGA Absolute Return ETF), previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
(6) Seventh Amendment to the Custodian Agreement (adding Tactical Advantage ETF), previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
(7) Eighth Amendment to the Custodian Agreement (adding Roundhill Generative AI & Technology ETF), previously filed with Post-Effective Amendment No. 83 on Form N-1A on May 2, 2023 and is incorporated herein by reference.
(8) Ninth Amendment to the Custodian Agreement (adding Blueprint Chesapeake Multi-Asset Trend ETF), previously filed with Post-Effective Amendment No. 102 on Form N-1A on June 27, 2023 and is incorporated herein by reference.
(9) Tenth Amendment to the Custodian Agreement (adding Cboe Validus S&P 500 Dynamic PutWrite Index ETF, Grizzle Growth ETF, YieldMax® MSTR Option Income Strategy ETF, YieldMax® ABNB Option Income Strategy ETF, YieldMax® AMD Option Income Strategy ETF, YieldMax® MRNA Option Income Strategy ETF, YieldMax® PYPL Option Income Strategy ETF, YieldMax® DIS Option Income Strategy ETF, YieldMax® JPM Option Income Strategy ETF, YieldMax® MSFT Option Income Strategy ETF, and YieldMax® XOM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 107 on Form N-1A on July 25, 2023 and is incorporated herein by reference.
(10) Eleventh Amendment to the Custodian Agreement (adding Return Stacked® U.S. Stocks & Managed Futures ETF, Defiance Nasdaq 100 Weekly Distribution ETF, Defiance Nasdaq 100 Target 30 Weekly Distribution ETF, Defiance S&P 500 Weekly Distribution ETF, Defiance S&P 500 Target 30 Weekly Distribution ETF and Defiance R2000 Weekly Distribution ETF), previously filed with Post-Effective Amendment No. 117 on Form N-1A on August 25, 2023 and is incorporated herein by reference.
(11) Twelfth Amendment to the Custodian Agreement (adding CoreValues Alpha Greater China Growth ETF, YieldMax® ADBE Option Income Strategy ETF, YieldMax® AI Option Income Strategy ETF, YieldMax® BA Option Income Strategy ETF, YieldMax® BIIB Option Income Strategy ETF, YieldMax® INTC Option Income Strategy ETF, YieldMax® NKE Option Income Strategy ETF, YieldMax® ORCL Option Income Strategy ETF, YieldMax® ROKU Option Income Strategy ETF, YieldMax® SNOW Option Income Strategy ETF, YieldMax® TGT Option Income Strategy ETF and YieldMax® ZM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 130 on Form N-1A on October 6, 2023 and is incorporated herein by reference.
(12) Thirteenth Amendment to the Custodian Agreement (adding Hilton Small-MidCap Opportunity ETF), previously filed with Post-Effective Amendment No. 135 on Form N-1A on November 20, 2023 and is incorporated herein by reference.
(13) Fourteenth Amendment to the Custodian Agreement (adding YieldMax® Universe Fund of Option Income ETFs, YieldMax® Magnificent 7 Fund of Option Income ETFs and Defiance Treasury Alternative Yield ETF), previously filed with Post-Effective Amendment No. 153 on Form N-1A on January 8, 2024 and is incorporated herein by reference.
(14) Fifteenth Amendment to the Custodian Agreement (adding Defiance Developed Markets Enhanced Options Income ETF, Defiance Emerging Markets Enhanced Options Income ETF, Defiance Nasdaq 100 Target Income ETF, Defiance S&P 500 Target Income ETF, Defiance R2000 Target Income ETF Quantify Absolute Income ETF, iREIT - MarketVector Quality REIT Index ETF, YieldMax® Ultra Option Income Strategy ETF and YieldMax® MSTR Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 171 on Form N-1A on February 16, 2024 and is incorporated herein by reference.
(15) Sixteenth Amendment to the Custodian Agreement (adding YieldMax® TSLA Short Option Income Strategy ETF, YieldMax® Innovation Short Option Income Strategy ETF, YieldMax® NVDA Short Option Income Strategy ETF, YieldMax® COIN Short Option Income Strategy ETF, YieldMax® AAPL Short Option Income Strategy ETF, YieldMax® N100 Short Option Income Strategy ETF and Carbon Collective Short Duration Green Bond ETF), previously filed with Post-Effective Amendment No. 182 on Form N-1A on March 4, 2024 and is incorporated herein by reference.
(16) Seventeenth Amendment to the Custodian Agreement (adding Even Herd Long Short ETF, Peerless Option Wheel ETF, Return Stacked® Bonds & Futures Yield ETF, Return Stacked® U.S. Equity & Futures Yield ETF and YieldMax® Bitcoin Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 194 on Form N-1A on March 26, 2024 and is incorporated herein by reference.

(17) Eighteenth Amendment to the Custodian Agreement (adding Defiance Gold Enhanced Options Income ETF, Defiance Silver Enhanced Options Income ETF, Defiance Oil Enhanced Options Income ETF, Defiance Treasury Enhanced Options Income ETF and Clockwise U.S. Core Equity ETF), previously filed with Post-Effective Amendment No. 206 on Form N-1A on April 29, 2024 and is incorporated herein by reference.
(18) Nineteenth Amendment to the Custodian Agreement (adding Cambria Chesapeake Pure Trend ETF, Defiance Daily Target 2X Short MSTR ETF, Defiance Daily Target 2X Long RIOT ETF (formerly known as Defiance Daily Target 2X Long Carbon ETF), Defiance Daily Target 2X Long Copper ETF, Defiance Daily Target 2X Long China Dragons ETF (formerly known as Defiance Daily Target 2X Long Lithium ETF), Defiance Daily Target 2X Long LLY ETF, Defiance Daily Target 2X Long MSTR ETF, Defiance Daily Target 2X Long NVO ETF, Defiance Daily Target 2X Long AVGO ETF, Defiance Daily Target 2X Long SMCI ETF, Defiance Daily Target 2X Long Solar ETF and Defiance Daily Target 2X Long Uranium ETF), previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.
(19) Twentieth Amendment to the Custodian Agreement (adding Nicholas Global Equity and Income ETF, YieldMax® BABA Option Income Strategy ETF, YieldMax® CVNA Option Income Strategy ETF, YieldMax® DKNG Option Income Strategy ETF, YieldMax® HOOD Option Income Strategy ETF, YieldMax® JD Option Income Strategy ETF, YieldMax® MARA Option Income Strategy ETF, YieldMax® PDD Option Income Strategy ETF, YieldMax® PLTR Option Income Strategy ETF, YieldMax® RBLX Option Income Strategy ETF, YieldMax® SHOP Option Income Strategy ETF, YieldMax® SMCI Option Income Strategy ETF, and YieldMax® TSM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 237 on Form N-1A on July 18, 2024 and is incorporated herein by reference.
(20) Twenty-First Amendment to the Custodian Agreement (adding YieldMax® Ether Option Income Strategy ETF, STKd 100% Bitcoin & 100% Gold ETF and Defiance Large Cap ex-Mag 7 ETF), previously filed with Post-Effective Amendment No. 261 on Form N-1A on September 18, 2024, and is incorporated herein by reference.
(21) Twenty-Second Amendment to the Custodian Agreement (adding YieldMax® Target 12™ Semiconductor Option Income ETF, YieldMax® Target 12™ Biotech & Pharma Option Income ETF, YieldMax® Target 12™ Energy Option Income ETF, YieldMax® Target 12™ Real Estate Option Income ETF, YieldMax® Target 12™ Tech & Innovation Option Income ETF, YieldMax® Target 12™ Big 50 Option Income ETF, YieldMax® Dorsey Wright Hybrid 5 Income ETF, YieldMax® Dorsey Wright Featured 5 Income ETF, YieldMax® AI & Tech Portfolio Option Income ETF, YieldMax® Crypto Industry & Tech Portfolio Option Income ETF, YieldMax® China Portfolio Option Income ETF, YieldMax® Semiconductor Portfolio Option Income ETF, YieldMax® Biotech & Pharma Portfolio Option Income ETF, YieldMax® Ultra Short Option Income Strategy ETF and Return Stacked® Bonds & Merger Arbitrage ETF), previously filed with Post-Effective Amendment No. 280 on Form N-1A on November 22, 2024, and is incorporated herein by reference.
(22) Twenty-Third Amendment to the Custodian Agreement (adding Defiance Daily Target 2X Long SOFI ETF, Defiance Daily Target 2X Long AMAT ETF, Defiance Daily Target 2X Long B ETF, Defiance Daily Target 2X Long ORCL ETF, Defiance Daily Target 2X Long FSLR ETF, Defiance Daily Target 2X Long DKNG ETF, Defiance Hot Sauce Daily 3X Strategy ETF, Defiance AI & Power Infrastructure ETF, YieldMax® Nasdaq 100 0DTE Covered Call Strategy ETF, YieldMax® S&P 500 0DTE Covered Call Strategy ETF and YieldMax® R2000 0DTE Covered Call Strategy ETF), previously filed with Post-Effective Amendment No. 299 on Form N-1A on January 14, 2025 and is incorporated herein by reference.
(23) Twenty-Fourth Amendment to the Custodian Agreement (adding STKd 100% COIN & 100% NVDA ETF, STKd 100% NVDA & 100% MSTR ETF, STKd 100% MSTR & 100% COIN ETF, STKd 100% COIN & 100% HOOD ETF, STKd 100% NVDA & 100% AMD ETF, STKd 100% TSLA & 100% MSTR ETF, STKd 100% TSLA & 100% NVDA ETF, STKd 100% SMCI & 100% NVDA ETF, STKd 100% UBER & 100% TSLA ETF and STKd 100% META & 100% AMZN ETF, Defiance Leveraged Long MSTR ETF, Defiance Leveraged Long + Income MSTR ETF, Defiance Daily Target 2X Long HIMS ETF, Defiance Daily Target 2X Long IONQ ETF, Defiance Daily Target 2X Long RKLB ETF, Defiance Daily Target 2X Long CVNA ETF, Defiance Daily Target 2X Long HOOD ETF, Defiance Daily Target 2X Long VST ETF, Defiance Daily Target 2X Long JPM ETF, Defiance Daily Target 2X Long PENN ETF, Defiance Daily Target 2X Long SOUN ETF, Defiance Daily Target 2X Long MRVL ETF, Defiance Daily Target 2X Long RGTI ETF, YieldMax® MSTR Short Option Income Strategy ETF, YieldMax® AMD Short Option Income Strategy ETF, YieldMax® AMZN Short Option Income Strategy ETF, YieldMax® MARA Short Option Income Strategy ETF, YieldMax® Bitcoin Short Option Income Strategy ETF, YieldMax® META Short Option Income Strategy ETF, YieldMax® SMCI Short Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 316 on Form N-1A on February 24, 2025 and is incorporated herein by reference.
(24) Twenty-Fifth Amendment to the Custodian Agreement (adding Defiance Daily Target 2X Short RIOT ETF, Defiance Daily Target 2X Short SMCI ETF and Defiance Daily Target 2X Short LLY ETF), previously filed with Post-Effective Amendment No. 336 on Form N-1A on March 31, 2025 and is incorporated herein by reference.
(25) Twenty-Sixth Amendment to the Custodian Agreement (adding Defiance Daily Target 2X Long DJT ETF, Defiance Daily Target 2X Long RDDT ETF, Return Stacked® U.S. Stocks & Gold/Bitcoin ETF, Defiance Trillion Dollar Club Index ETF, Defiance Nasdaq 100 LightningSpread™ Income ETF, Defiance S&P 500 LightningSpread™ Income ETF, Defiance Russell 2000 LightningSpread™ Income ETF, YieldMax® AI Performance & Distribution Target 25™ ETF, YieldMax® AMD Performance & Distribution Target 25™ ETF, YieldMax® AMZN Performance & Distribution Target 25™ ETF, YieldMax® COIN Performance & Distribution Target 25™ ETF, YieldMax® MARA Performance & Distribution Target 25™ ETF, YieldMax® MSTR Performance & Distribution Target 25™ ETF, YieldMax® NVDA Performance & Distribution Target 25™ ETF, YieldMax® PLTR Performance & Distribution Target 25™ ETF, YieldMax® SMCI Performance & Distribution Target 25™ ETF and YieldMax® TSLA Performance & Distribution Target 25™ ETF, Defiance Daily Target 2X Short CVNA ETF, Defiance Daily Target 2X Short IONQ ETF, Defiance Daily Target 2X Short PLTR ETF, Defiance Daily Target 2X Short RKLB ETF, Defiance Daily Target 2X Long ANET ETF, Defiance Daily Target 2X Long ARM ETF, Defiance Daily Target 2X Long PM ETF, Defiance Daily Target 2X Long UBER ETF, Hilton BDC Corporate Bond ETF, and Nicholas Crypto Income ETF), previously filed with Post-Effective Amendment No. 342 on Form N-1A on April 25, 2025 and is incorporated herein by reference.

(26) Twenty-Seventh Amendment to the Custodian Agreement (adding Defiance 2X Daily Long Pure Quantum ETF, Defiance MAGA Seven ETF, Defiance Daily Target 2X Long OKLO ETF, Defiance Daily Target 2X Long QBTS ETF, Defiance Daily Target 2X Short RGTI ETF, Defiance Daily Target 2X Short QBTS ETF, Defiance Nasdaq 100 Double Short Hedged ETF and YieldMax® Bitcoin Performance & Distribution Target 25™ ETF), previously filed with Post-Effective Amendment No. 366 on Form N-1A on June 17, 2025 and is incorporated herein by reference.
(27) Twenty-Eighth Amendment to the Custodian Agreement (adding Defiance Vol Carry Hedged ETF, Defiance Enhanced Short Vol ETF, Defiance Enhanced Long Vol ETF Defiance Leveraged Long + Income AAPL ETF, Defiance Leveraged Long + Income AMD ETF, Defiance Leveraged Long + Income AMZN ETF, Defiance Leveraged Long + Income BRK.B ETF, Defiance Leveraged Long + Income COIN ETF, Defiance Leveraged Long + Income GOOG ETF, Defiance Leveraged Long + Income HIMS ETF, Defiance Leveraged Long + Income HOOD ETF, Defiance Leveraged Long + Income META ETF, Defiance Leveraged Long + Income NFLX ETF, Defiance Leveraged Long + Income NVDA ETF, Defiance Leveraged Long + Income PLTR ETF, Defiance Leveraged Long + Income SMCI ETF, Defiance Leveraged Long + Income TSLA ETF, YieldMax® AFRM Option Income Strategy ETF, YieldMax® APP Option Income Strategy ETF, YieldMax® ARM Option Income Strategy ETF, YieldMax® AVGO Option Income Strategy ETF, YieldMax® CRWD Option Income Strategy ETF, YieldMax® GME Option Income Strategy ETF, YieldMax® HIMS Option Income Strategy ETF, YieldMax® IONQ Option Income Strategy ETF, YieldMax® LLY Option Income Strategy ETF, YieldMax® RDDT Option Income Strategy ETF, YieldMax® SPOT Option Income Strategy ETF and YieldMax® UBER Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 391 on Form N-1A on August 4, 2025 and is incorporated herein by reference.
(28) Twenty-Ninth Amendment to the Custodian Agreement (adding YieldMax® CRCL Option Income Strategy ETF, YieldMax® CRWV Option Income Strategy ETF, YieldMax® GLXY Option Income Strategy ETF, Defiance Leveraged Long + Income CRCL ETF, Defiance Leveraged Long + Income CRWV ETF, Defiance Leveraged Long + Income GLXY ETF, Defiance Leveraged Long + Income Magnificent Seven ETF, Defiance Leveraged Long + Income Nasdaq 100 ETF, Defiance Leveraged Long + Income S&P 500 ETF, Defiance Leveraged Long + Income Ethereum ETF, Defiance Leveraged Long + Income Bitcoin ETF, and YieldMax® U.S Stocks Target Double Distribution ETF), previously filed with Post-Effective Amendment No. 421 on Form N-1A on September 8, 2025 and is incorporated herein by reference.
(29) Thirtieth Amendment to the Custodian Agreement (adding Defiance Daily Target 2X Long ALAB ETF, Defiance Daily Target 2X Long APLD ETF, Defiance Daily Target 2X Long AVAV ETF, Defiance Daily Target 2X Long JOBY ETF, Defiance Daily Target 2X Long KTOS ETF, Defiance Daily Target 2X Long LMND ETF, Defiance Daily Target 2X Long NBIS ETF, Defiance Daily Target 2X Long NVTS ETF, Defiance Daily Target 2X Long OSCR ETF, Defiance Daily Target 2X Long PONY ETF, Defiance Daily Target 2X Long RCAT ETF, Defiance Daily Target 2X Long RBRK ETF, Defiance Daily Target 2X Long ZETA ETF, Defiance Daily Target 2X Long AEO ETF, Defiance Daily Target 2X Long BLSH ETF, Defiance Daily Target 2X Long DASH ETF, Defiance Daily Target 2X Long MRNA ETF, Defiance Daily Target 2X Long ET ETF, Defiance Daily Target 2X Long FIG ETF, Defiance Daily Target 2X Long IREN ETF, Defiance Daily Target 2X Long MP ETF, Defiance Daily Target 2X Long QS ETF and Defiance U.S. Dividend Equity Paid Weekly ETF), previously filed with Post-Effective Amendment No. 446 on Form N-1A on October 17, 2025 and is incorporated herein by reference.
(30) Thirty-First Amendment to the Custodian Agreement (adding Defiance Leveraged Long BEAM ETF, Defiance Leveraged Long SBET ETF, Defiance Leveraged Long OPEN ETF, Defiance Leveraged Long EOSE ETF, Defiance Leveraged Long + Income BMNR ETF, Defiance Leveraged Long + Income SOFI ETF, Defiance Leveraged Long + Income XRP ETF, Defiance Leveraged Long + Income SOL ETF, CoreValues America First Technology Index ETF, Defiance Daily Target 2X Long CHWY ETF, Defiance Daily Target 2X Long CAVA ETF, Defiance Daily Target 2X Long ELF ETF, Defiance Daily Target 2X Long WYNN ETF, Defiance Daily Target 2X Long ESLT ETF, Defiance Daily Target 2X Long BMNR ETF, Defiance Daily Target 2X Short AMD ETF, Defiance Daily Target 2X Short APP ETF, Defiance Daily Target 2X Short ASTS ETF, Defiance Daily Target 2X Short AVGO ETF, Defiance Daily Target 2X Short BBAI ETF, Defiance Daily Target 2X Short BMNR ETF, Defiance Daily Target 2X Short CRCL ETF, Defiance Daily Target 2X Short HIMS ETF, Defiance Daily Target 2X Short HOOD ETF, Defiance Daily Target 2X Short INTC ETF, Defiance Daily Target 2X Short MRVL ETF, Defiance Daily Target 2X Short MU ETF, Defiance Daily Target 2X Short NVO ETF, Defiance Daily Target 2X Short OKLO ETF, Defiance Daily Target 2X Short OSCR ETF, Defiance Daily Target 2X Short SBET ETF, Defiance Daily Target 2X Short TSM ETF, Defiance Daily Target 2X Short UNH ETF, Defiance Leveraged Long DOCN ETF, Defiance Leveraged Long HTZ ETF, Defiance Leveraged Long NEGG ETF, Defiance Leveraged Long NMAX ETF, Defiance Leveraged Long RUM ETF, Defiance QTUM Options Income ETF, Defiance Daily Target 2X Long AA ETF, Defiance Daily Target 2X Long CAE ETF, Defiance Daily Target 2X Long CSCO ETF, Defiance Daily Target 2X Long EBAY ETF, Defiance Daily Target 2X Long EXEL ETF, Defiance Daily Target 2X Long IBKR ETF, Defiance Daily Target 2X Long KLAC ETF, Defiance Daily Target 2X Long MPWR ETF, Defiance Daily Target 2X Long PFE ETF, Defiance Daily Target 2X Long SE ETF, Defiance Daily Target 2X Long ERIC ETF and Defiance Daily Target 2X Long UPS ETF), previously filed with Post-Effective Amendment No. 463 on Form N-1A on November 10, 2025 and is incorporated herein by reference.

(31) Thirty-Second Amendment to the Custodian Agreement (adding Quantify 2X Daily All Cap Crypto ETF, Quantify 2X Daily Alt Season Crypto ETF, Quantify 2X Daily AltAlt Season Crypto ETF, YieldMax® Hundred Club ETFs, IncomeSTKd 1x US Stocks & 1x Bitcoin Premium ETF, IncomeSTKd 1x US Stocks & 1x Gold Premium ETF, IncomeSTKd 1x Bitcoin & 1x Gold Premium ETF, IncomeSTKd 1x Treasury & 1x Gold Premium ETF, IncomeSTKd 1x Bitcoin & 1x Treasury Premium ETF, IncomeSTKd 1x US Stocks & 1x Treasury Premium ETF, IncomeQ Bitcoin & Bitcoin Treasury mNAV Harvester ETF, IncomeQ Crypto & Crypto Treasury mNAV Harvester ETF, Defiance Daily Target 2X Short APLD ETF, Defiance Daily Target 2X Short ARM ETF, Defiance Daily Target 2X Short BE ETF, Defiance Daily Target 2X Short BITF ETF, Defiance Daily Target 2X Short CLSK ETF, Defiance Daily Target 2X Short CRWV ETF, Defiance Daily Target 2X Short IREN ETF, Defiance Daily Target 2X Short JOBY ETF, Defiance Daily Target 2X Short NBIS ETF, Defiance Daily Target 2X Short NVTS ETF, Defiance Daily Target 2X Short OPEN ETF, Defiance Daily Target 2X Short ORCL ETF, Defiance Daily Target 2X Short SMR ETF, Defiance Daily Target 2X Short SNOW ETF, Defiance Daily Target 2X Short UPST ETF, Defiance Daily Target 2X Long BITF ETF, Defiance Daily Target 2X Long CLS ETF, Defiance Daily Target 2X Long HPQ ETF, Defiance Daily Target 2X Long JMIA ETF, Defiance Daily Target 2X Long LUNR ETF, Defiance Daily Target 2X Long ONDS ETF, Defiance Daily Target 2X Long RKT ETF, Defiance Daily Target 2X Long PGY ETF, Defiance Daily Target 2X Long PL ETF, Defiance Daily Target 2X Long BE ETF, Defiance Daily Target 2X Long BIIB ETF, Defiance Daily Target 2X Long BTQ ETF, Defiance Daily Target 2X Long ETHM ETF, Defiance Daily Target 2X Long JBLU ETF, Defiance Daily Target 2X Long NOK ETF, Defiance Daily Target 2X Long OXY ETF, Defiance Daily Target 2X Long RMBS ETF, Defiance Daily Target 2X Long VRTX ETF, Defiance Daily Target 2X Long WING ETF, Defiance Daily Target 2X Long ZIM ETF, Defiance Long Pure Quantum ETF, and Defiance Daily Target 2X Long WLTH ETF), previously filed with Post-Effective Amendment No. 502 on Form N-1A on December 23, 2025 and is incorporated herein by reference.
(32) Thirty-Third Amendment to the Custodian Agreement (adding Chesapeake Trend-Following Fixed Income ETF, Defiance 2X Daily Long Pure Drone and Aerial Automation ETF, Defiance 2X Daily Short Pure Quantum Computing Index ETF, Defiance Daily Target 2X Long CLF ETF, Defiance Daily Target 2X Long PLUG ETF, Defiance Daily Target 2X Long UUUU ETF, Defiance Daily Target 2X Long CCJ ETF, Defiance Daily Target 2X Long DNN ETF, Defiance Daily Target 2X Long HL ETF, Defiance Daily Target 2X Long NDAQ ETF, Defiance Daily Target 2X Long PAAS ETF, Defiance Daily Target 2X Long PATH ETF, Defiance Daily Target 2X Long POET ETF, Defiance Daily Target 2X Long COMM ETF, Defiance Daily Target 2X Long AMKR ETF, Defiance Daily Target 2X Short RKT ETF, Defiance AdvMicrDev LightningSpread™ Income ETF, Defiance AAPL LightningSpread™ Income ETF, Defiance Blkstne LightningSpread™ Income ETF, Defiance CRCL LightningSpread™ Income ETF, Defiance COIN LightningSpread™ Income ETF, Defiance FcBk LightningSpread™ Income ETF, Defiance MSTR LightningSpread™ Income ETF, Defiance NVDA LightningSpread™ Income ETF, Defiance ORCL LightningSpread™ Income ETF, Defiance PLTR LightningSpread™ Income ETF, Defiance TSLA LightningSpread™ Income ETF, Nicholas Bitcoin and Treasuries AfterDark ETF, Nicholas Bitcoin Tail ETF, Nicholas Gold Income ETF, Nicholas Silver Income ETF, Nicholas Nuclear Income ETF, Nicholas Defense and Rare Earth Income ETF, YieldMax® WarTech & Cyber Defense Portfolio Option Income ETF, YieldMax® Strategic Metals & Mining Portfolio Option Income ETF, YieldMax® Digital Finance Ecosystem Portfolio Option Income ETF, YieldMax® RoboTech & Automation Portfolio Option Income ETF and YieldMax® Top Ten ETFs), previously filed with Post-Effective Amendment No. 517 on Form N-1A on January 26, 2026 and is incorporated herein by reference.
(33) Thirty-Fourth Amendment to the Custodian Agreement (adding, Defiance Bitcoin LightningSpread™ Income ETF, Defiance Ethereum LightningSpread™ Income ETF, Defiance Gold LightningSpread™ Income ETF, Defiance Gold Miners LightningSpread™ Income ETF, Defiance Silver LightningSpread™ Income ETF, Defiance Solana LightningSpread™ Income ETF, and Defiance XRP LightningSpread™ Income ETF), previously filed with Post-Effective Amendment No. 527 on Form N-1A on February 9, 2026, and is incorporated herein by reference.
(34) Thirty-Fifth Amendment to the Custodian Agreement (adding Defiance Daily Target 2X Long AMTM ETF) - to be filed by amendment.
(35) Thirty-Sixth Amendment to the Custodian Agreement (adding Portfolio Building Block 1X Inverse US Large Cap Daily Target ETF and Portfolio Building Block 1X Inverse US Growth and Innovation Daily Target ETF) - to be filed by amendment.
(36) Thirty-Seventh Amendment to the Custodian Agreement (adding Defiance Daily Target 2X Long ABTC ETF, Defiance Daily Target 2X Long GCT ETF, Defiance Daily Target 2X Long LUMN ETF, Defiance Daily Target 2X Long MDLN ETF, Defiance Daily Target 2X Long PINS ETF, Defiance Daily Target 2X Long ROKU ETF, Defiance Daily Target 2X Long SATS ETF, Defiance Daily Target 2X Long SNDL ETF, Defiance Daily Target 2X Long TLRY ETF, Defiance Daily Target 2X Long WBD ETF and Defiance Daily Target 2X Long XOVR ETF) - to be filed by amendment.
(37) Thirty-Eighth Amendment to the Custodian Agreement (adding Defiance Space Data Center Leaders ETF and Defiance Pure Space Daily 2X Strategy ETF) - to be filed by amendment.

(38) Thirty-Ninth Amendment to the Custodian Agreement (adding Defiance Daily Target 2X Long Discord ETF) - to be filed by amendment.
(39) Fortieth Amendment to the Custodian Agreement (adding Defiance Daily Target 2X Long ASTS ETF, Defiance Daily Target 2X Long BKSY ETF, Defiance Daily Target 2X Long COHR ETF, Defiance Daily Target 2X Long ENVX ETF, Defiance Daily Target 2X Long FRSH ETF, Defiance Daily Target 2X Long GSAT ETF, Defiance Daily Target 2X Long JD ETF, Defiance Daily Target 2X Long LEU ETF, Defiance Daily Target 2X Long OUST ETF, Defiance Daily Target 2X Long RDW ETF, Defiance Daily Target 2X Long RVMD ETF, Defiance Daily Target 2X Long STX ETF and Defiance Daily Target 2X Long VSAT ETF) - to be filed by amendment.
(40) Forty-First Amendment to the Custodian Agreement (adding Defiance Daily Target 2X Long RYAAY ETF, Defiance Daily Target 2X Long UMAC ETF, Defiance Daily Target 2X Long WYFI ETF, Defiance Daily Target 2X Long ABAT ETF, Defiance Daily Target 2X Long PRME ETF, Defiance Daily Target 2X Long KULR ETF, Defiance Daily Target 2X Long SPCE ETF, Defiance Daily Target 2X Long ALMU ETF, Defiance Daily Target 2X Long FJET ETF and Defiance Daily Target 2X Long RYCEY ETF) – to be filed by amendment.
(41) Forty-Second Amendment to the Custodian Agreement (adding Fitz-Gerald Must Have Portfolio® ETF and Fitz-Gerald Must Have Portfolio® and Options Overlay ETF) – to be filed by amendment.
(42) Forty-Third Amendment to the Custodian Agreement (adding Defiance Daily Target 2X Long OPTT ETF, Defiance Daily Target 2X Long SIDU ETF, Defiance Daily Target 2X Long SSNLF ETF, Defiance Daily Target 2X Long HXSCL ETF, and Defiance Daily Target 2X Long KRKNF ETF) – to be filed by amendment.
(43) Forty-Fourth Amendment to the Custodian Agreement (adding Return Stacked® International Stocks & Managed Futures ETF) – to be filed by amendment.
(44) Forty-Fifth Amendment to the Custodian Agreement (adding Defiance Daily Target 2X Long AMPX ETF, Defiance Daily Target 2X Long BEAT ETF, Defiance Daily Target 2X Long KOPN ETF, Defiance Daily Target 2X Long LTRX ETF, Defiance Daily Target 2X Long OSS ETF, Defiance Daily Target 2X Long REKR ETF, Defiance Daily Target 2X Long VELO ETF, Defiance Daily Target 2X Long YALL ETF, and Defiance Daily Target 2X Long YSS ETF) – to be filed by amendment.
	(ii)	Semi-Transparent ETF Custody Agreement between Tidal Trust II and U.S. Bank National Association, previously filed with Post-Effective Amendment No. 74 on Form N-1A on April 11, 2023 and is incorporated herein by reference.
(h)	(i)	Fund Administration Servicing Agreement between the Trust and Tidal ETF Services LLC, previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.
(1) First Amendment to the Fund Administration Servicing Agreement (adding YieldMax® AAPL Option Income Strategy ETF, YieldMax® AMZN Option Income Strategy ETF, YieldMax® BRK.B Option Income Strategy ETF, YieldMax® COIN Option Income Strategy ETF, YieldMax® META Option Income Strategy ETF, YieldMax® GOOG Option Income Strategy ETF, YieldMax® NFLX Option Income Strategy ETF, YieldMax® NVDA Option Income Strategy ETF, YieldMax® XYZ Option Income Strategy ETF, YieldMax® TSLA Option Income Strategy ETF, YieldMax® ARKK Option Income Strategy ETF, YieldMax® KWEB Option Income Strategy ETF, YieldMax® GDX Option Income Strategy ETF, YieldMax® XBI Option Income Strategy ETF, and YieldMax® TLT Option Income Strategy ETF and Senior Secured Credit Opportunities ETF), previously filed with Post-Effective Amendment No. 15 on Form N-1A on October 13, 2022 and is incorporated herein by reference.
(2) Third Amendment to the Fund Administration Servicing Agreement (adding Nicholas Fixed Income Alternative ETF), previously filed with Post-Effective Amendment No. 34 on Form N-1A on November 22, 2022 and is incorporated herein by reference.
(3) Fourth Amendment to the Fund Administration Servicing Agreement (adding Pinnacle Focused Opportunities ETF and Veridien Climate Action ETF), previously filed with Post-Effective Amendment No. 45 on Form N-1A on December 28, 2022 and is incorporated herein by reference.
(4) Fifth Amendment to the Fund Administration Servicing Agreement (adding Return Stacked® Bonds & Managed Futures ETF and Return Stacked® Global Stocks & Bonds ETF), previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(5) Sixth Amendment to the Fund Administration Servicing Agreement (adding DGA Absolute Return ETF), previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
(6) Seventh Amendment to the Fund Administration Servicing Agreement (adding Tactical Advantage ETF), previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
(7) Eighth Amendment to the Fund Administration Servicing Agreement (adding Roundhill Generative AI & Technology ETF), previously filed with Post-Effective Amendment No. 83 on Form N-1A on May 2, 2023 and is incorporated herein by reference.

(8) Ninth Amendment to the Fund Administration Servicing Agreement (adding Blueprint Chesapeake Multi-Asset Trend ETF), previously filed with Post-Effective Amendment No. 102 on Form N-1A on June 27, 2023 and is incorporated herein by reference.
(9) CCO Services Amendment to Fund Administration Servicing Agreement, previously filed with Post-Effective Amendment No. 88 on Form N-1A on May 12, 2023 and is incorporated herein by reference.
(10) Tenth Amendment to the Fund Administration Servicing Agreement (adding Cboe Validus S&P 500 Dynamic PutWrite Index ETF, Grizzle Growth ETF, YieldMax® MSTR Option Income Strategy ETF, YieldMax® ABNB Option Income Strategy ETF, YieldMax® AMD Option Income Strategy ETF, YieldMax® MRNA Option Income Strategy ETF, YieldMax® PYPL Option Income Strategy ETF, YieldMax® DIS Option Income Strategy ETF, YieldMax® JPM Option Income Strategy ETF, YieldMax® MSFT Option Income Strategy ETF, and YieldMax® XOM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 107 on Form N-1A on July 25, 2023 and is incorporated herein by reference.
(11) Eleventh Amendment to the Fund Administration Servicing Agreement (adding Return Stacked® U.S. Stocks & Managed Futures ETF, Defiance Nasdaq 100 Weekly Distribution ETF, Defiance S&P 500 Weekly Distribution ETF and Defiance R2000 Weekly Distribution ETF), previously filed with Post-Effective Amendment No. 117 on Form N-1A on August 25, 2023 and is incorporated herein by reference.
(12) Twelfth Amendment to the Fund Administration Servicing Agreement (adding CoreValues Alpha Greater China Growth ETF, YieldMax® ADBE Option Income Strategy ETF, YieldMax® AI Option Income Strategy ETF, YieldMax® BA Option Income Strategy ETF, YieldMax® BIIB Option Income Strategy ETF, YieldMax® INTC Option Income Strategy ETF, YieldMax® NKE Option Income Strategy ETF, YieldMax® ORCL Option Income Strategy ETF, YieldMax® ROKU Option Income Strategy ETF, YieldMax® SNOW Option Income Strategy ETF, YieldMax® TGT Option Income Strategy ETF and YieldMax® ZM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 124 on Form N-1A on September 20, 2023 and is incorporated herein by reference.
(13) Thirteenth Amendment to the Fund Administration Servicing Agreement (adding Hilton Small-MidCap Opportunity ETF), previously filed with Post-Effective Amendment No. 135 on Form N-1A on November 20, 2023 and is incorporated herein by reference.
(14) Fourteenth Amendment to the Fund Administration Servicing Agreement (adding YieldMax® Universe Fund of Option Income ETFs, YieldMax® Magnificent 7 Fund of Option Income ETFs and Defiance Treasury Alternative Yield ETF), previously filed with Post-Effective Amendment No. 153 on Form N-1A on January 8, 2024 and is incorporated herein by reference.
(15) Fifteenth Amendment to the Fund Administration Servicing Agreement (adding Defiance Developed Markets Enhanced Options Income ETF, Defiance Emerging Markets Enhanced Options Income ETF, Defiance Nasdaq 100 Target Income ETF, Defiance S&P 500 Target Income ETF, Defiance R2000 Target Income ETF Quantify Absolute Income ETF, iREIT - MarketVector Quality REIT Index ETF, YieldMax® Ultra Option Income Strategy ETF and YieldMax® MSTR Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 165 on Form N-1A on February 1, 2024 and is incorporated herein by reference.
(16) Sixteenth Amendment to the Fund Administration Servicing Agreement (adding YieldMax® TSLA Short Option Income Strategy ETF, YieldMax® Innovation Short Option Income Strategy ETF, YieldMax® NVDA Short Option Income Strategy ETF, YieldMax® COIN Short Option Income Strategy ETF, YieldMax® AAPL Short Option Income Strategy ETF, YieldMax® N100 Short Option Income Strategy ETF and Carbon Collective Short Duration Green Bond ETF), previously filed with Post-Effective Amendment No. 182 on Form N-1A on March 4, 2024 and is incorporated herein by reference.
(17) Seventeenth Amendment to the Fund Administration Servicing Agreement (adding Even Herd Long Short ETF, Peerless Option Wheel ETF, Return Stacked® Bonds & Futures Yield ETF, Return Stacked® U.S. Equity & Futures Yield ETF and YieldMax® Bitcoin Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 194 on Form N-1A on March 26, 2024 and is incorporated herein by reference.
(18) Eighteenth Amendment to the Fund Administration Servicing Agreement (adding Defiance Gold Enhanced Options Income ETF, Defiance Silver Enhanced Options Income ETF, Defiance Oil Enhanced Options Income ETF, Defiance Treasury Enhanced Options Income ETF and Clockwise U.S. Core Equity ETF), previously filed with Post-Effective Amendment No. 206 on Form N-1A on April 29, 2024 and is incorporated herein by reference.
(19) Nineteenth Amendment to the Fund Administration Servicing Agreement (adding Cambria Chesapeake Pure Trend ETF, Defiance Daily Target 2X Short MSTR ETF, Defiance Daily Target 2X Long RIOT ETF (formerly known as Defiance Daily Target 2X Long Carbon ETF), Defiance Daily Target 2X Long Copper ETF, Defiance Daily Target 2X Long China Dragons ETF (formerly known as Defiance Daily Target 2X Long Lithium ETF), Defiance Daily Target 2X Long LLY ETF, Defiance Daily Target 2X Long MSTR ETF, Defiance Daily Target 2X Long NVO ETF, Defiance Daily Target 2X Long AVGO ETF, Defiance Daily Target 2X Long SMCI ETF, Defiance Daily Target 2X Long Solar ETF and Defiance Daily Target 2X Long Uranium ETF), previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.
(20) Twentieth Amendment to the Fund Administration Servicing Agreement (adding Nicholas Global Equity and Income ETF, YieldMax® BABA Option Income Strategy ETF, YieldMax® CVNA Option Income Strategy ETF, YieldMax® DKNG Option Income Strategy ETF, YieldMax® HOOD Option Income Strategy ETF, YieldMax® JD Option Income Strategy ETF, YieldMax® MARA Option Income Strategy ETF, YieldMax® PDD Option Income Strategy ETF, YieldMax® PLTR Option Income Strategy ETF, YieldMax® RBLX Option Income Strategy ETF, YieldMax® SHOP Option Income Strategy ETF, YieldMax® SMCI Option Income Strategy ETF, and YieldMax® TSM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 237 on Form N-1A on July 18, 2024 and is incorporated herein by reference.

(21) Twenty-First Amendment to the Fund Administration Servicing Agreement (adding YieldMax® Ether Option Income Strategy ETF, STKd 100% Bitcoin & 100% Gold ETF and Defiance Large Cap ex-Mag 7 ETF), previously filed with Post-Effective Amendment No. 259 on Form N-1A on September 9, 2024, and is incorporated herein by reference.
(22) Twenty-Second Amendment to the Fund Administration Servicing Agreement (adding YieldMax® Target 12™ Semiconductor Option Income ETF, YieldMax® Target 12™ Biotech & Pharma Option Income ETF, YieldMax® Target 12™ Energy Option Income ETF, YieldMax® Target 12™ Real Estate Option Income ETF, YieldMax® Target 12™ Tech & Innovation Option Income ETF, YieldMax® Target 12™ Big 50 Option Income ETF, YieldMax® Dorsey Wright Hybrid 5 Income ETF, YieldMax® Dorsey Wright Featured 5 Income ETF, YieldMax® AI & Tech Portfolio Option Income ETF, YieldMax® Crypto Industry & Tech Portfolio Option Income ETF, YieldMax® China Portfolio Option Income ETF, YieldMax® Semiconductor Portfolio Option Income ETF, YieldMax® Biotech & Pharma Portfolio Option Income ETF, YieldMax® Ultra Short Option Income Strategy ETF and Return Stacked® Bonds & Merger Arbitrage ETF), previously filed with Post-Effective Amendment No. 280 on Form N-1A on November 22, 2024, and is incorporated herein by reference.
(23) Twenty-Third Amendment to the Fund Administration Servicing Agreement (adding Defiance Daily Target 2X Long SOFI ETF, Defiance Daily Target 2X Long AMAT ETF, Defiance Daily Target 2X Long B ETF, Defiance Daily Target 2X Long ORCL ETF, Defiance Daily Target 2X Long FSLR ETF, Defiance Daily Target 2X Long DKNG ETF, Defiance Hot Sauce Daily 3X Strategy ETF, Defiance AI & Power Infrastructure ETF, YieldMax® Nasdaq 100 0DTE Covered Call Strategy ETF, YieldMax® S&P 500 0DTE Covered Call Strategy ETF and YieldMax® R2000 0DTE Covered Call Strategy ETF), previously filed with Post-Effective Amendment No. 299 on Form N-1A on January 14, 2025 and is incorporated herein by reference.
(24) Twenty-Fourth Amendment to the Fund Administration Servicing Agreement (adding STKd 100% COIN & 100% NVDA ETF, STKd 100% NVDA & 100% MSTR ETF, STKd 100% MSTR & 100% COIN ETF, STKd 100% COIN & 100% HOOD ETF, STKd 100% NVDA & 100% AMD ETF, STKd 100% TSLA & 100% MSTR ETF, STKd 100% TSLA & 100% NVDA ETF, STKd 100% SMCI & 100% NVDA ETF, STKd 100% UBER & 100% TSLA ETF and STKd 100% META & 100% AMZN ETF, Defiance Leveraged Long MSTR ETF, Defiance Leveraged Long + Income MSTR ETF, Defiance Daily Target 2X Long HIMS ETF, Defiance Daily Target 2X Long IONQ ETF, Defiance Daily Target 2X Long RKLB ETF, Defiance Daily Target 2X Long CVNA ETF, Defiance Daily Target 2X Long HOOD ETF, Defiance Daily Target 2X Long VST ETF, Defiance Daily Target 2X Long JPM ETF, Defiance Daily Target 2X Long PENN ETF, Defiance Daily Target 2X Long SOUN ETF, Defiance Daily Target 2X Long MRVL ETF, Defiance Daily Target 2X Long RGTI ETF, Defiance Daily Target 2X Short RIOT ETF, Defiance Daily Target 2X Short SMCI ETF and Defiance Daily Target 2X Short LLY ETF, YieldMax® MSTR Short Option Income Strategy ETF, YieldMax® AMD Short Option Income Strategy ETF, YieldMax® AMZN Short Option Income Strategy ETF, YieldMax® MARA Short Option Income Strategy ETF, YieldMax® Bitcoin Short Option Income Strategy ETF, YieldMax® META Short Option Income Strategy ETF and YieldMax® SMCI Short Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 316 on Form N-1A on February 24, 2025 and is incorporated herein by reference.
(25) Twenty-Fifth Amendment to the Fund Administration Servicing Agreement (adding Defiance Daily Target 2X Long DJT ETF, Defiance Daily Target 2X Long RDDT ETF, Return Stacked® U.S. Stocks & Gold/Bitcoin ETF, Defiance Trillion Dollar Club Index ETF, Defiance Nasdaq 100 LightningSpread™ Income ETF, Defiance S&P 500 LightningSpread™ Income ETF, Defiance Russell 2000 LightningSpread™ Income ETF, YieldMax® AI Performance & Distribution Target 25™ ETF, YieldMax® AMD Performance & Distribution Target 25™ ETF, YieldMax® AMZN Performance & Distribution Target 25™ ETF, YieldMax® COIN Performance & Distribution Target 25™ ETF, YieldMax® MARA Performance & Distribution Target 25™ ETF, YieldMax® MSTR Performance & Distribution Target 25™ ETF, YieldMax® NVDA Performance & Distribution Target 25™ ETF, YieldMax® PLTR Performance & Distribution Target 25™ ETF, YieldMax® SMCI Performance & Distribution Target 25™ ETF and YieldMax® TSLA Performance & Distribution Target 25™ ETF, Defiance Daily Target 2X Short CVNA ETF, Defiance Daily Target 2X Short IONQ ETF, Defiance Daily Target 2X Short PLTR ETF, Defiance Daily Target 2X Short RKLB ETF, Defiance Daily Target 2X Long ANET ETF, Defiance Daily Target 2X Long ARM ETF, Defiance Daily Target 2X Long PM ETF, Defiance Daily Target 2X Long UBER ETF, Hilton BDC Corporate Bond ETF, and Nicholas Crypto Income ETF), previously filed with Post-Effective Amendment No. 339 on Form N-1A on April 8, 2025 and is incorporated herein by reference.
(26) Twenty-Sixth Amendment to the Fund Administration Servicing Agreement (adding Defiance 2X Daily Long Pure Quantum ETF, Defiance MAGA Seven ETF, Defiance Daily Target 2X Long OKLO ETF, Defiance Daily Target 2X Long QBTS ETF, Defiance Daily Target 2X Short RGTI ETF, Defiance Daily Target 2X Short QBTS ETF, Defiance Nasdaq 100 Double Short Hedged ETF and YieldMax® Bitcoin Performance & Distribution Target 25™ ETF), previously filed with Post-Effective Amendment No. 366 on Form N-1A on June 17, 2025 and is incorporated herein by reference.

(27) Twenty-Seventh Amendment to the Fund Administration Servicing Agreement (adding Defiance Vol Carry Hedged ETF, Defiance Enhanced Short Vol ETF, Defiance Enhanced Long Vol ETF, Defiance Leveraged Long + Income AAPL ETF, Defiance Leveraged Long + Income AMD ETF, Defiance Leveraged Long + Income AMZN ETF, Defiance Leveraged Long + Income BRK.B ETF, Defiance Leveraged Long + Income COIN ETF, Defiance Leveraged Long + Income GOOG ETF, Defiance Leveraged Long + Income HIMS ETF, Defiance Leveraged Long + Income HOOD ETF, Defiance Leveraged Long + Income META ETF, Defiance Leveraged Long + Income NFLX ETF, Defiance Leveraged Long + Income NVDA ETF, Defiance Leveraged Long + Income PLTR ETF, Defiance Leveraged Long + Income SMCI ETF, Defiance Leveraged Long + Income TSLA ETF, YieldMax® AFRM Option Income Strategy ETF, YieldMax® APP Option Income Strategy ETF, YieldMax® ARM Option Income Strategy ETF, YieldMax® AVGO Option Income Strategy ETF, YieldMax® CRWD Option Income Strategy ETF, YieldMax® GME Option Income Strategy ETF, YieldMax® HIMS Option Income Strategy ETF, YieldMax® IONQ Option Income Strategy ETF, YieldMax® LLY Option Income Strategy ETF, YieldMax® RDDT Option Income Strategy ETF, YieldMax® SPOT Option Income Strategy ETF and YieldMax® UBER Option Income Strategy ETF) – previously filed with Post-Effective Amendment No. 382 on Form N-1A on July 15, 2025, is hereby incorporated by reference.
(28) Twenty-Eighth Amendment to the Fund Administration Servicing Agreement (adding YieldMax® CRCL Option Income Strategy ETF, YieldMax® CRWV Option Income Strategy ETF, YieldMax® GLXY Option Income Strategy ETF, Defiance Leveraged Long + Income CRCL ETF, Defiance Leveraged Long + Income CRWV ETF, Defiance Leveraged Long + Income GLXY ETF, Defiance Leveraged Long + Income Magnificent Seven ETF, Defiance Leveraged Long + Income Nasdaq 100 ETF, Defiance Leveraged Long + Income S&P 500 ETF, Defiance Leveraged Long + Income Ethereum ETF and Defiance Leveraged Long + Income Bitcoin ETF, and YieldMax® U.S Stocks Target Double Distribution ETF), previously filed with Post-Effective Amendment No. 408 on Form N-1A on August 25, 2025, is hereby incorporated by reference.
(29) Twenty-Ninth Amendment to the Fund Administration Servicing Agreement (adding Defiance Daily Target 2X Long ALAB ETF, Defiance Daily Target 2X Long APLD ETF, Defiance Daily Target 2X Long AVAV ETF, Defiance Daily Target 2X Long JOBY ETF, Defiance Daily Target 2X Long KTOS ETF, Defiance Daily Target 2X Long LMND ETF, Defiance Daily Target 2X Long NBIS ETF, Defiance Daily Target 2X Long NVTS ETF, Defiance Daily Target 2X Long OSCR ETF, Defiance Daily Target 2X Long PONY ETF, Defiance Daily Target 2X Long RCAT ETF, Defiance Daily Target 2X Long RBRK ETF, Defiance Daily Target 2X Long ZETA ETF Defiance Daily Target 2X Long AEO ETF, Defiance Daily Target 2X Long BLSH ETF, Defiance Daily Target 2X Long DASH ETF, Defiance Daily Target 2X Long MRNA ETF, Defiance U.S. Dividend Equity Paid Weekly ETF, Defiance Daily Target 2X Long ET ETF, Defiance Daily Target 2X Long FIG ETF, Defiance Daily Target 2X Long IREN ETF, Defiance Daily Target 2X Long MP ETF and Defiance Daily Target 2X Long QS ETF), previously filed with Post-Effective Amendment No. 433 on Form N-1A on September 24, 2025, is hereby incorporated by reference.
(30) Thirtieth Amendment to the Fund Administration Servicing Agreement (adding Defiance Leveraged Long BEAM ETF, Defiance Leveraged Long SBET ETF, Defiance Leveraged Long OPEN ETF, Defiance Leveraged Long EOSE ETF, Defiance Leveraged Long + Income BMNR ETF, Defiance Leveraged Long + Income SOFI ETF, Defiance Leveraged Long + Income XRP ETF, Defiance Leveraged Long + Income SOL ETF, CoreValues America First Technology Index ETF, Defiance Daily Target 2X Long CHWY ETF, Defiance Daily Target 2X Long CAVA ETF, Defiance Daily Target 2X Long ELF ETF, Defiance Daily Target 2X Long WYNN ETF, Defiance Daily Target 2X Long ESLT ETF, Defiance Daily Target 2X Long BMNR ETF, Defiance Daily Target 2X Short AMD ETF, Defiance Daily Target 2X Short APP ETF, Defiance Daily Target 2X Short ASTS ETF, Defiance Daily Target 2X Short AVGO ETF, Defiance Daily Target 2X Short BBAI ETF, Defiance Daily Target 2X Short BMNR ETF, Defiance Daily Target 2X Short CRCL ETF, Defiance Daily Target 2X Short HIMS ETF, Defiance Daily Target 2X Short HOOD ETF, Defiance Daily Target 2X Short INTC ETF, Defiance Daily Target 2X Short MRVL ETF, Defiance Daily Target 2X Short MU ETF, Defiance Daily Target 2X Short NVO ETF, Defiance Daily Target 2X Short OKLO ETF, Defiance Daily Target 2X Short OSCR ETF, Defiance Daily Target 2X Short SBET ETF, Defiance Daily Target 2X Short TSM ETF, Defiance Daily Target 2X Short UNH ETF, Defiance Leveraged Long DOCN ETF, Defiance Leveraged Long HTZ ETF, Defiance Leveraged Long NEGG ETF, Defiance Leveraged Long NMAX ETF, Defiance Leveraged Long RUM ETF, Defiance QTUM Options Income ETF, Defiance Daily Target 2X Long AA ETF, Defiance Daily Target 2X Long CAE ETF, Defiance Daily Target 2X Long CSCO ETF, Defiance Daily Target 2X Long EBAY ETF, Defiance Daily Target 2X Long EXEL ETF, Defiance Daily Target 2X Long IBKR ETF, Defiance Daily Target 2X Long KLAC ETF, Defiance Daily Target 2X Long MPWR ETF, Defiance Daily Target 2X Long PFE ETF, Defiance Daily Target 2X Long SE ETF, Defiance Daily Target 2X Long ERIC ETF and Defiance Daily Target 2X Long UPS ETF) – previously filed with Post-Effective Amendment No. 457 on Form N-1A on October 29, 2025 and is incorporated herein by reference.
(31) Thirty-First Amendment to the Fund Administration Servicing Agreement (adding Quantify 2X Daily All Cap Crypto ETF, Quantify 2X Daily Alt Season Crypto ETF, Quantify 2X Daily AltAlt Season Crypto ETF, YieldMax® Hundred Club ETFs, IncomeSTKd 1x US Stocks & 1x Bitcoin Premium ETF, IncomeSTKd 1x US Stocks & 1x Gold Premium ETF, IncomeSTKd 1x Bitcoin & 1x Gold Premium ETF, IncomeSTKd 1x Treasury & 1x Gold Premium ETF, IncomeSTKd 1x Bitcoin & 1x Treasury Premium ETF, IncomeSTKd 1x US Stocks & 1x Treasury Premium ETF, IncomeQ Bitcoin & Bitcoin Treasury mNAV Harvester ETF, IncomeQ Crypto & Crypto Treasury mNAV Harvester ETF, Defiance Daily Target 2X Short APLD ETF, Defiance Daily Target 2X Short ARM ETF, Defiance Daily Target 2X Short BE ETF, Defiance Daily Target 2X Short BITF ETF, Defiance Daily Target 2X Short CLSK ETF, Defiance Daily Target 2X Short CRWV ETF, Defiance Daily Target 2X Short IREN ETF, Defiance Daily Target 2X Short JOBY ETF, Defiance Daily Target 2X Short NBIS ETF, Defiance Daily Target 2X Short NVTS ETF, Defiance Daily Target 2X Short OPEN ETF, Defiance Daily Target 2X Short ORCL ETF, Defiance Daily Target 2X Short SMR ETF, Defiance Daily Target 2X Short SNOW ETF, Defiance Daily Target 2X Short UPST ETF, Defiance Daily Target 2X Long BITF ETF, Defiance Daily Target 2X Long CLS ETF, Defiance Daily Target 2X Long HPQ ETF, Defiance Daily Target 2X Long JMIA ETF, Defiance Daily Target 2X Long LUNR ETF, Defiance Daily Target 2X Long ONDS ETF, Defiance Daily Target 2X Long RKT ETF, Defiance Daily Target 2X Long PGY ETF, Defiance Daily Target 2X Long PL ETF, Defiance Daily Target 2X Long BE ETF, Defiance Daily Target 2X Long BIIB ETF, Defiance Daily Target 2X Long BTQ ETF, Defiance Daily Target 2X Long ETHM ETF, Defiance Daily Target 2X Long JBLU ETF, Defiance Daily Target 2X Long NOK ETF, Defiance Daily Target 2X Long OXY ETF, Defiance Daily Target 2X Long RMBS ETF, Defiance Daily Target 2X Long VRTX ETF, Defiance Daily Target 2X Long WING ETF, Defiance Daily Target 2X Long ZIM ETF, Defiance Long Pure Quantum ETF, and Defiance Daily Target 2X Long WLTH ETF), previously filed with Post-Effective Amendment No. 495 on Form N-1A on December 19, 2025, is hereby incorporated by reference.

(32) Thirty-Second Amendment to the Fund Administration Servicing Agreement (adding Chesapeake Trend-Following Fixed Income ETF, Defiance 2X Daily Long Pure Drone and Aerial Automation ETF, Defiance 2X Daily Short Pure Quantum Computing Index ETF, Defiance Daily Target 2X Long CLF ETF, Defiance Daily Target 2X Long PLUG ETF, Defiance Daily Target 2X Long UUUU ETF, Defiance Daily Target 2X Long CCJ ETF, Defiance Daily Target 2X Long DNN ETF, Defiance Daily Target 2X Long HL ETF, Defiance Daily Target 2X Long NDAQ ETF, Defiance Daily Target 2X Long PAAS ETF, Defiance Daily Target 2X Long PATH ETF, Defiance Daily Target 2X Long POET ETF, Defiance Daily Target 2X Long COMM ETF, Defiance Daily Target 2X Long AMKR ETF, Defiance Daily Target 2X Short RKT ETF, Defiance AdvMicrDev LightningSpread™ Income ETF, Defiance AAPL LightningSpread™ Income ETF, Defiance Blkstne LightningSpread™ Income ETF, Defiance CRCL LightningSpread™ Income ETF, Defiance COIN LightningSpread™ Income ETF, Defiance FcBk LightningSpread™ Income ETF, Defiance MSTR LightningSpread™ Income ETF, Defiance NVDA LightningSpread™ Income ETF, Defiance ORCL LightningSpread™ Income ETF, Defiance PLTR LightningSpread™ Income ETF, Defiance TSLA LightningSpread™ Income ETF, Defiance Bitcoin LightningSpread™ Income ETF, Defiance Ethereum LightningSpread™ Income ETF, Defiance Gold LightningSpread™ Income ETF, Defiance Gold Miners LightningSpread™ Income ETF, Defiance Silver LightningSpread™ Income ETF, Defiance Solana LightningSpread™ Income ETF, Defiance XRP LightningSpread™ Income ETF, Nicholas Bitcoin and Treasuries AfterDark ETF, Nicholas Bitcoin Tail ETF, Nicholas Gold Income ETF, Nicholas Silver Income ETF, Nicholas Nuclear Income ETF, Nicholas Defense and Rare Earth Income ETF, YieldMax® WarTech & Cyber Defense Portfolio Option Income ETF, YieldMax® Strategic Metals & Mining Portfolio Option Income ETF, YieldMax® Digital Finance Ecosystem Portfolio Option Income ETF, YieldMax® RoboTech & Automation Portfolio Option Income ETF and YieldMax® Top Ten ETFs), previously filed with Post-Effective Amendment No. 517 on Form N-1A on January 26, 2026 and is incorporated herein by reference.
(33) Thirty-Third Amendment to the Fund Administration Servicing Agreement (adding Defiance Daily Target 2X Long AMTM ETF) - to be filed by amendment.
(34) Thirty-Fourth Amendment to the Fund Administration Servicing Agreement (adding Portfolio Building Block 1X Inverse US Large Cap Daily Target ETF and Portfolio Building Block 1X Inverse US Growth and Innovation Daily Target ETF) - to be filed by amendment.
(35) Thirty-Fifth Amendment to the Fund Administration Servicing Agreement (adding Defiance Daily Target 2X Long ABTC ETF, Defiance Daily Target 2X Long GCT ETF, Defiance Daily Target 2X Long LUMN ETF, Defiance Daily Target 2X Long MDLN ETF, Defiance Daily Target 2X Long PINS ETF, Defiance Daily Target 2X Long ROKU ETF, Defiance Daily Target 2X Long SATS ETF, Defiance Daily Target 2X Long SNDL ETF, Defiance Daily Target 2X Long TLRY ETF, Defiance Daily Target 2X Long WBD ETF and Defiance Daily Target 2X Long XOVR ETF) - to be filed by amendment.
(36) Thirty-Sixth Amendment to the Fund Administration Servicing Agreement (adding Defiance Space Data Center Leaders ETF and Defiance Pure Space Daily 2X Strategy ETF) - to be filed by amendment.
(37) Thirty-Seventh Amendment to the Fund Administration Servicing Agreement (adding Defiance Daily Target 2X Long ASTS ETF, Defiance Daily Target 2X Long BKSY ETF, Defiance Daily Target 2X Long COHR ETF, Defiance Daily Target 2X Long ENVX ETF, Defiance Daily Target 2X Long FRSH ETF, Defiance Daily Target 2X Long GSAT ETF, Defiance Daily Target 2X Long JD ETF, Defiance Daily Target 2X Long LEU ETF, Defiance Daily Target 2X Long OUST ETF, Defiance Daily Target 2X Long RDW ETF, Defiance Daily Target 2X Long RVMD ETF, Defiance Daily Target 2X Long STX ETF and Defiance Daily Target 2X Long VSAT ETF) - to be filed by amendment.
(38) Thirty-Eighth Amendment to the Fund Administration Servicing Agreement (adding Defiance Daily Target 2X Long RYAAY ETF, Defiance Daily Target 2X Long UMAC ETF, Defiance Daily Target 2X Long WYFI ETF, Defiance Daily Target 2X Long ABAT ETF, Defiance Daily Target 2X Long PRME ETF, Defiance Daily Target 2X Long KULR ETF, Defiance Daily Target 2X Long SPCE ETF, Defiance Daily Target 2X Long ALMU ETF, Defiance Daily Target 2X Long FJET ETF and Defiance Daily Target 2X Long RYCEY ETF) – to be filed by amendment.

(39) Thirty-Ninth Amendment to the Fund Administration Servicing Agreement (adding Fitz-Gerald Must Have Portfolio® ETF and Fitz-Gerald Must Have Portfolio® and Options Overlay ETF) – to be filed by amendment.
(40) Fortieth Amendment to the Fund Administration Servicing Agreement (adding Defiance Daily Target 2X Long OPTT ETF, Defiance Daily Target 2X Long SIDU ETF, Defiance Daily Target 2X Long SSNLF ETF, Defiance Daily Target 2X Long HXSCL ETF, and Defiance Daily Target 2X Long KRKNF ETF) – to be filed by amendment.
(41) Forty-First Amendment to the Fund Administration Servicing Agreement (adding Return Stacked® International Stocks & Managed Futures ETF) – to be filed by amendment.
(42) Forty-Second Amendment to the Fund Administration Servicing Agreement (adding Defiance Daily Target 2X Long AMPX ETF, Defiance Daily Target 2X Long BEAT ETF, Defiance Daily Target 2X Long KOPN ETF, Defiance Daily Target 2X Long LTRX ETF, Defiance Daily Target 2X Long OSS ETF, Defiance Daily Target 2X Long REKR ETF, Defiance Daily Target 2X Long VELO ETF, Defiance Daily Target 2X Long YALL ETF, and Defiance Daily Target 2X Long YSS ETF) – to be filed by amendment.
(ii)	Fund Sub-Administration Servicing Agreement between Tidal ETF Services LLC on behalf of the Trust and U.S. Bancorp Fund Services, LLC, previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.
(1) First Amendment to the Fund Sub-Administration Servicing Agreement (adding YieldMax® AAPL Option Income Strategy ETF, YieldMax® AMZN Option Income Strategy ETF, YieldMax® BRK.B Option Income Strategy ETF, YieldMax® COIN Option Income Strategy ETF, YieldMax® META Option Income Strategy ETF, YieldMax® GOOG Option Income Strategy ETF, YieldMax® NFLX Option Income Strategy ETF, YieldMax® NVDA Option Income Strategy ETF, YieldMax® XYZ Option Income Strategy ETF, YieldMax® TSLA Option Income Strategy ETF YieldMax® ARKK Option Income Strategy ETF, YieldMax® KWEB Option Income Strategy ETF, YieldMax® GDX Option Income Strategy ETF, YieldMax® XBI Option Income Strategy ETF, YieldMax® TLT Option Income Strategy ETF, and adding Senior Secured Credit Opportunities ETF), previously filed with Post-Effective Amendment No. 15 on Form N-1A on October 13, 2022 and is incorporated herein by reference.
(2) Third Amendment to the Fund Sub-Administration Servicing Agreement (adding Nicholas Fixed Income Alternative ETF), previously filed with Post-Effective Amendment No. 318 on Form N-1A on February 24, 2025 and is incorporated herein by reference.
(3) Fourth Amendment to the Fund Sub-Administration Servicing Agreement (adding Pinnacle Focused Opportunities ETF), previously filed with Post-Effective Amendment No. 45 on Form N-1A on December 28, 2022 and is incorporated herein by reference.
(4) Fifth Amendment to the Fund Sub-Administration Servicing Agreement (adding Return Stacked® Bonds & Managed Futures ETF and Return Stacked® Global Stocks & Bonds ETF), previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(5) Sixth Amendment to the Fund Sub-Administration Servicing Agreement (adding DGA Absolute Return ETF), previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
(6) Seventh Amendment to the Fund Sub-Administration Servicing Agreement (adding Tactical Advantage ETF), previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
(7) Eighth Amendment to the Fund Sub-Administration Servicing Agreement (adding Roundhill Generative AI & Technology ETF), previously filed with Post-Effective Amendment No. 83 on Form N-1A on May 2, 2023 and is incorporated herein by reference.
(8) Ninth Amendment to the Fund Accounting Servicing Agreement (adding Blueprint Chesapeake Multi-Asset Trend ETF), previously filed with Post-Effective Amendment No. 102 on Form N-1A on June 27, 2023 and is incorporated herein by reference.
(9) Tenth Amendment to the Fund Sub-Administration Servicing Agreement (adding Cboe Validus S&P 500 Dynamic PutWrite Index ETF, Grizzle Growth ETF, YieldMax® MSTR Option Income Strategy ETF, YieldMax® ABNB Option Income Strategy ETF, YieldMax® AMD Option Income Strategy ETF, YieldMax® MRNA Option Income Strategy ETF, YieldMax® PYPL Option Income Strategy ETF, YieldMax® DIS Option Income Strategy ETF, YieldMax® JPM Option Income Strategy ETF, YieldMax® MSFT Option Income Strategy ETF, and YieldMax® XOM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 107 on Form N-1A on July 25, 2023 and is incorporated herein by reference.
(10) Eleventh Amendment to the Fund Sub-Administration Servicing Agreement (adding Return Stacked® U.S. Stocks & Managed Futures ETF, Defiance Nasdaq 100 Weekly Distribution ETF, Defiance S&P 500 Weekly Distribution ETF and Defiance R2000 Weekly Distribution ETF), previously filed with Post-Effective Amendment No. 117 on Form N-1A on August 25, 2023 and is incorporated herein by reference.
(11) Twelfth Amendment to the Fund Sub-Administration Servicing Agreement (adding CoreValues Alpha Greater China Growth ETF, YieldMax® ADBE Option Income Strategy ETF, YieldMax® AI Option Income Strategy ETF, YieldMax® BA Option Income Strategy ETF, YieldMax® BIIB Option Income Strategy ETF, YieldMax® INTC Option Income Strategy ETF, YieldMax® NKE Option Income Strategy ETF, YieldMax® ORCL Option Income Strategy ETF, YieldMax® ROKU Option Income Strategy ETF, YieldMax® SNOW Option Income Strategy ETF, YieldMax® TGT Option Income Strategy ETF and YieldMax® ZM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 130 on Form N-1A on October 6, 2023 and is incorporated herein by reference.

(12) Thirteenth Amendment to the Fund Sub-Administration Servicing Agreement (adding Hilton Small-MidCap Opportunity ETF), previously filed with Post-Effective Amendment No. 135 on Form N-1A on November 20, 2023 and is incorporated herein by reference.
(13) Fourteenth Amendment to the Fund Sub-Administration Servicing Agreement (adding YieldMax® Universe Fund of Option Income ETFs, YieldMax® Magnificent 7 Fund of Option Income ETFs and Defiance Treasury Alternative Yield ETF), previously filed with Post-Effective Amendment No. 153 on Form N-1A on January 8, 2024 and is incorporated herein by reference.
(14) Fifteenth Amendment to the Fund Sub-Administration Servicing Agreement (adding Defiance Developed Markets Enhanced Options Income ETF, Defiance Emerging Markets Enhanced Options Income ETF, Defiance Nasdaq 100 Target Income ETF, Defiance S&P 500 Target Income ETF, Defiance R2000 Target Income ETF Quantify Absolute Income ETF, iREIT - MarketVector Quality REIT Index ETF, YieldMax® Ultra Option Income Strategy ETF and YieldMax® MSTR Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 171 on Form N-1A on February 16, 2024 and is incorporated herein by reference.
(15) Sixteenth Amendment to the Fund Sub-Administration Servicing Agreement (adding YieldMax® TSLA Short Option Income Strategy ETF, YieldMax® Innovation Short Option Income Strategy ETF, YieldMax® NVDA Short Option Income Strategy ETF, YieldMax® COIN Short Option Income Strategy ETF, YieldMax® AAPL Short Option Income Strategy ETF, YieldMax® N100 Short Option Income Strategy ETF and Carbon Collective Short Duration Green Bond ETF), previously filed with Post-Effective Amendment No. 182 on Form N-1A on March 4, 2024 and is incorporated herein by reference.
(16) Seventeenth Amendment to the Fund Sub-Administration Servicing Agreement (adding Even Herd Long Short ETF, Peerless Option Wheel ETF, Return Stacked® Bonds & Futures Yield ETF, Return Stacked® U.S. Equity & Futures Yield ETF and YieldMax® Bitcoin Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 194 on Form N-1A on March 26, 2024 and is incorporated herein by reference.
(17) Eighteenth Amendment to the Fund Sub-Administration Servicing Agreement (adding Defiance Gold Enhanced Options Income ETF, Defiance Silver Enhanced Options Income ETF, Defiance Oil Enhanced Options Income ETF, Defiance Treasury Enhanced Options Income ETF and Clockwise U.S. Core Equity ETF), previously filed with Post-Effective Amendment No. 206 on Form N-1A on April 29, 2024 and is incorporated herein by reference.
(18) Nineteenth Amendment to the Fund Sub-Administration Servicing Agreement (adding Cambria Chesapeake Pure Trend ETF, Defiance Daily Target 2X Short MSTR ETF, Defiance Daily Target 2X Long RIOT ETF (formerly known as Defiance Daily Target 2X Long Carbon ETF), Defiance Daily Target 2X Long Copper ETF, Defiance Daily Target 2X Long China Dragons ETF (formerly known as Defiance Daily Target 2X Long Lithium ETF), Defiance Daily Target 2X Long LLY ETF, Defiance Daily Target 2X Long MSTR ETF, Defiance Daily Target 2X Long NVO ETF, Defiance Daily Target 2X Long AVGO ETF, Defiance Daily Target 2X Long SMCI ETF, Defiance Daily Target 2X Long Solar ETF and Defiance Daily Target 2X Long Uranium ETF), previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.
(19) Twentieth Amendment to the Fund Sub-Administration Servicing Agreement (adding Nicholas Global Equity and Income ETF, YieldMax® BABA Option Income Strategy ETF, YieldMax® CVNA Option Income Strategy ETF, YieldMax® DKNG Option Income Strategy ETF, YieldMax® HOOD Option Income Strategy ETF, YieldMax® JD Option Income Strategy ETF, YieldMax® MARA Option Income Strategy ETF, YieldMax® PDD Option Income Strategy ETF, YieldMax® PLTR Option Income Strategy ETF, YieldMax® RBLX Option Income Strategy ETF, YieldMax® SHOP Option Income Strategy ETF, YieldMax® SMCI Option Income Strategy ETF, and YieldMax® TSM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 237 on Form N-1A on July 18, 2024 and is incorporated herein by reference.
(20) Twenty-First Amendment to the Fund Sub-Administration Servicing Agreement (adding YieldMax® Ether Option Income Strategy ETF, STKd 100% Bitcoin & 100% Gold ETF and Defiance Large Cap ex-Mag 7 ETF), previously filed with Post-Effective Amendment No. 261 on Form N-1A on September 18, 2024, and is incorporated herein by reference.
(21) Twenty-Second Amendment to the Fund Sub-Administration Servicing Agreement (adding YieldMax® Target 12™ Semiconductor Option Income ETF, YieldMax® Target 12™ Biotech & Pharma Option Income ETF, YieldMax® Target 12™ Energy Option Income ETF, YieldMax® Target 12™ Real Estate Option Income ETF, YieldMax® Target 12™ Tech & Innovation Option Income ETF, YieldMax® Target 12™ Big 50 Option Income ETF, YieldMax® Dorsey Wright Hybrid 5 Income ETF, YieldMax® Dorsey Wright Featured 5 Income ETF, YieldMax® AI & Tech Portfolio Option Income ETF, YieldMax® Crypto Industry & Tech Portfolio Option Income ETF, YieldMax® China Portfolio Option Income ETF, YieldMax® Semiconductor Portfolio Option Income ETF, YieldMax® Biotech & Pharma Portfolio Option Income ETF, YieldMax® Ultra Short Option Income Strategy ETF and Return Stacked® Bonds & Merger Arbitrage ETF), previously filed with Post-Effective Amendment No. 280 on Form N-1A on November 22, 2024, and is incorporated herein by reference.

(22) Twenty-Third Amendment to the Fund Sub-Administration Servicing Agreement (adding Defiance Daily Target 2X Long SOFI ETF, Defiance Daily Target 2X Long AMAT ETF, Defiance Daily Target 2X Long B ETF, Defiance Daily Target 2X Long ORCL ETF, Defiance Daily Target 2X Long FSLR ETF, Defiance Daily Target 2X Long DKNG ETF, Defiance Hot Sauce Daily 3X Strategy ETF, Defiance AI & Power Infrastructure ETF, YieldMax® Nasdaq 100 0DTE Covered Call Strategy ETF, YieldMax® S&P 500 0DTE Covered Call Strategy ETF and YieldMax® R2000 0DTE Covered Call Strategy ETF), previously filed with Post-Effective Amendment No. 299 on Form N-1A on January 14, 2025 and is incorporated herein by reference.
(23) Twenty-Fourth Amendment to the Fund Sub-Administration Servicing Agreement (adding STKd 100% COIN & 100% NVDA ETF, STKd 100% NVDA & 100% MSTR ETF, STKd 100% MSTR & 100% COIN ETF, STKd 100% COIN & 100% HOOD ETF, STKd 100% NVDA & 100% AMD ETF, STKd 100% TSLA & 100% MSTR ETF, STKd 100% TSLA & 100% NVDA ETF, STKd 100% SMCI & 100% NVDA ETF, STKd 100% UBER & 100% TSLA ETF, STKd 100% META & 100% AMZN ETF, Defiance Leveraged Long MSTR ETF, Defiance Leveraged Long + Income MSTR ETF, Defiance Daily Target 2X Long HIMS ETF, Defiance Daily Target 2X Long IONQ ETF, Defiance Daily Target 2X Long RKLB ETF, Defiance Daily Target 2X Long CVNA ETF, Defiance Daily Target 2X Long HOOD ETF, Defiance Daily Target 2X Long VST ETF, Defiance Daily Target 2X Long JPM ETF, Defiance Daily Target 2X Long PENN ETF, Defiance Daily Target 2X Long SOUN ETF, Defiance Daily Target 2X Long MRVL ETF, Defiance Daily Target 2X Long RGTI ETF, YieldMax® MSTR Short Option Income Strategy ETF, YieldMax® AMD Short Option Income Strategy ETF, YieldMax® AMZN Short Option Income Strategy ETF, YieldMax® MARA Short Option Income Strategy ETF, YieldMax® Bitcoin Short Option Income Strategy ETF, YieldMax® META Short Option Income Strategy ETF and YieldMax® SMCI Short Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 316 on Form N-1A on February 24, 2025 and is incorporated herein by reference.
(24) Twenty-Fifth Amendment to the Fund Sub-Administration Servicing Agreement (adding Defiance Daily Target 2X Short RIOT ETF, Defiance Daily Target 2X Short SMCI ETF and Defiance Daily Target 2X Short LLY ETF), previously filed with Post-Effective Amendment No. 336 on Form N-1A on March 31, 2025 and is incorporated herein by reference.
(25) Twenty-Sixth Amendment to the Fund Sub-Administration Servicing Agreement (adding Defiance Daily Target 2X Long DJT ETF, Defiance Daily Target 2X Long RDDT ETF, Defiance 2X Daily Long Pure Quantum ETF, Return Stacked® U.S. Stocks & Gold/Bitcoin ETF, Defiance Trillion Dollar Club Index ETF, Defiance Nasdaq 100 LightningSpread™ Income ETF, Defiance S&P 500 LightningSpread™ Income ETF, Defiance Russell 2000 LightningSpread™ Income ETF, YieldMax® AI Performance & Distribution Target 25™ ETF, YieldMax® AMD Performance & Distribution Target 25™ ETF, YieldMax® AMZN Performance & Distribution Target 25™ ETF, YieldMax® COIN Performance & Distribution Target 25™ ETF, YieldMax® MARA Performance & Distribution Target 25™ ETF, YieldMax® MSTR Performance & Distribution Target 25™ ETF, YieldMax® NVDA Performance & Distribution Target 25™ ETF, YieldMax® PLTR Performance & Distribution Target 25™ ETF, YieldMax® SMCI Performance & Distribution Target 25™ ETF and YieldMax® TSLA Performance & Distribution Target 25™ ETF, Defiance Daily Target 2X Short CVNA ETF, Defiance Daily Target 2X Short IONQ ETF, Defiance Daily Target 2X Short PLTR ETF, Defiance Daily Target 2X Short RKLB ETF, Defiance Daily Target 2X Long ANET ETF, Defiance Daily Target 2X Long ARM ETF, Defiance Daily Target 2X Long PM ETF, Defiance Daily Target 2X Long UBER ETF, Hilton BDC Corporate Bond ETF and Nicholas Crypto Income ETF), previously filed with Post-Effective Amendment No. 342 on Form N-1A on April 25, 2025 and is incorporated herein by reference.
(26) Twenty-Seventh Amendment to the Fund Sub-Administration Servicing Agreement (adding Defiance 2X Daily Long Pure Quantum ETF, Defiance MAGA Seven ETF, Defiance Daily Target 2X Long OKLO ETF, Defiance Daily Target 2X Long QBTS ETF, Defiance Daily Target 2X Short RGTI ETF, Defiance Daily Target 2X Short QBTS ETF, Defiance Nasdaq 100 Double Short Hedged ETF and YieldMax® Bitcoin Performance & Distribution Target 25™ ETF), previously filed with Post-Effective Amendment No. 366 on Form N-1A on June 17, 2025 and is incorporated herein by reference.
(27) Twenty-Eighth Amendment to the Fund Sub-Administration Servicing Agreement (adding Defiance Vol Carry Hedged ETF, Defiance Enhanced Short Vol ETF, Defiance Enhanced Long Vol ETF, Defiance Leveraged Long + Income AAPL ETF, Defiance Leveraged Long + Income AMD ETF, Defiance Leveraged Long + Income AMZN ETF, Defiance Leveraged Long + Income BRK.B ETF, Defiance Leveraged Long + Income COIN ETF, Defiance Leveraged Long + Income GOOG ETF, Defiance Leveraged Long + Income HIMS ETF, Defiance Leveraged Long + Income HOOD ETF, Defiance Leveraged Long + Income META ETF, Defiance Leveraged Long + Income NFLX ETF, Defiance Leveraged Long + Income NVDA ETF, Defiance Leveraged Long + Income PLTR ETF, Defiance Leveraged Long + Income SMCI ETF, Defiance Leveraged Long + Income TSLA ETF, YieldMax® AFRM Option Income Strategy ETF, YieldMax® APP Option Income Strategy ETF, YieldMax® ARM Option Income Strategy ETF, YieldMax® AVGO Option Income Strategy ETF, YieldMax® CRWD Option Income Strategy ETF, YieldMax® GME Option Income Strategy ETF, YieldMax® HIMS Option Income Strategy ETF, YieldMax® IONQ Option Income Strategy ETF, YieldMax® LLY Option Income Strategy ETF, YieldMax® RDDT Option Income Strategy ETF, YieldMax® SPOT Option Income Strategy ETF and YieldMax® UBER Option Income Strategy ETF) – previously filed with Post-Effective Amendment No. 391 on Form N-1A on August 4, 2025 and is incorporated herein by reference.

(28) Twenty-Ninth Amendment to the Fund Sub-Administration Servicing Agreement (adding YieldMax® CRCL Option Income Strategy ETF, YieldMax® CRWV Option Income Strategy ETF, YieldMax® GLXY Option Income Strategy ETF, Defiance Leveraged Long + Income CRCL ETF, Defiance Leveraged Long + Income CRWV ETF, Defiance Leveraged Long + Income GLXY ETF, Defiance Leveraged Long + Income Magnificent Seven ETF, Defiance Leveraged Long + Income Nasdaq 100 ETF, Defiance Leveraged Long + Income S&P 500 ETF, Defiance Leveraged Long + Income Ethereum ETF, Defiance Leveraged Long + Income Bitcoin ETF, and YieldMax® U.S Stocks Target Double Distribution ETF), previously filed with Post-Effective Amendment No. 421 on Form N-1A on September 8, 2025 and is incorporated herein by reference.
(29) Thirtieth Amendment to the Fund Sub-Administration Servicing Agreement (adding Defiance Daily Target 2X Long ALAB ETF, Defiance Daily Target 2X Long APLD ETF, Defiance Daily Target 2X Long AVAV ETF, Defiance Daily Target 2X Long JOBY ETF, Defiance Daily Target 2X Long KTOS ETF, Defiance Daily Target 2X Long LMND ETF, Defiance Daily Target 2X Long NBIS ETF, Defiance Daily Target 2X Long NVTS ETF, Defiance Daily Target 2X Long OSCR ETF, Defiance Daily Target 2X Long PONY ETF, Defiance Daily Target 2X Long RCAT ETF, Defiance Daily Target 2X Long RBRK ETF, Defiance Daily Target 2X Long ZETA ETF, Defiance Daily Target 2X Long AEO ETF, Defiance Daily Target 2X Long BLSH ETF, Defiance Daily Target 2X Long DASH ETF and Defiance Daily Target 2X Long MRNA ETF, Defiance Daily Target 2X Long ET ETF, Defiance Daily Target 2X Long FIG ETF, Defiance Daily Target 2X Long IREN ETF, Defiance Daily Target 2X Long MP ETF, Defiance Daily Target 2X Long QS ETF and Defiance U.S. Dividend Equity Paid Weekly ETF), previously filed with Post-Effective Amendment No. 446 on Form N-1A on October 17, 2025 and is incorporated herein by reference.
(30) Thirty-First Amendment to the Fund Sub-Administration Servicing Agreement (adding Defiance Leveraged Long BEAM ETF, Defiance Leveraged Long SBET ETF, Defiance Leveraged Long OPEN ETF, Defiance Leveraged Long EOSE ETF, Defiance Leveraged Long + Income BMNR ETF, Defiance Leveraged Long + Income SOFI ETF, Defiance Leveraged Long + Income XRP ETF, Defiance Leveraged Long + Income SOL ETF, CoreValues America First Technology Index ETF, Defiance Daily Target 2X Long CHWY ETF, Defiance Daily Target 2X Long CAVA ETF, Defiance Daily Target 2X Long ELF ETF, Defiance Daily Target 2X Long WYNN ETF, Defiance Daily Target 2X Long ESLT ETF, Defiance Daily Target 2X Long BMNR ETF, Defiance Daily Target 2X Short AMD ETF, Defiance Daily Target 2X Short APP ETF, Defiance Daily Target 2X Short ASTS ETF, Defiance Daily Target 2X Short AVGO ETF, Defiance Daily Target 2X Short BBAI ETF, Defiance Daily Target 2X Short BMNR ETF, Defiance Daily Target 2X Short CRCL ETF, Defiance Daily Target 2X Short HIMS ETF, Defiance Daily Target 2X Short HOOD ETF, Defiance Daily Target 2X Short INTC ETF, Defiance Daily Target 2X Short MRVL ETF, Defiance Daily Target 2X Short MU ETF, Defiance Daily Target 2X Short NVO ETF, Defiance Daily Target 2X Short OKLO ETF, Defiance Daily Target 2X Short OSCR ETF, Defiance Daily Target 2X Short SBET ETF, Defiance Daily Target 2X Short TSM ETF, Defiance Daily Target 2X Short UNH ETF, Defiance Leveraged Long DOCN ETF, Defiance Leveraged Long HTZ ETF, Defiance Leveraged Long NEGG ETF, Defiance Leveraged Long NMAX ETF, Defiance Leveraged Long RUM ETF, Defiance QTUM Options Income ETF, Defiance Daily Target 2X Long AA ETF, Defiance Daily Target 2X Long CAE ETF, Defiance Daily Target 2X Long CSCO ETF, Defiance Daily Target 2X Long EBAY ETF, Defiance Daily Target 2X Long EXEL ETF, Defiance Daily Target 2X Long IBKR ETF, Defiance Daily Target 2X Long KLAC ETF, Defiance Daily Target 2X Long MPWR ETF, Defiance Daily Target 2X Long PFE ETF, Defiance Daily Target 2X Long SE ETF, Defiance Daily Target 2X Long ERIC ETF and Defiance Daily Target 2X Long UPS ETF), previously filed with Post-Effective Amendment No. 463 on Form N-1A on November 10, 2025 and is incorporated herein by reference.
(31) Thirty-Second Amendment to the Fund Sub-Administration Servicing Agreement (adding Quantify 2X Daily All Cap Crypto ETF, Quantify 2X Daily Alt Season Crypto ETF, Quantify 2X Daily AltAlt Season Crypto ETF, YieldMax® Hundred Club ETFs, IncomeSTKd 1x US Stocks & 1x Bitcoin Premium ETF, IncomeSTKd 1x US Stocks & 1x Gold Premium ETF, IncomeSTKd 1x Bitcoin & 1x Gold Premium ETF, IncomeSTKd 1x Treasury & 1x Gold Premium ETF, IncomeSTKd 1x Bitcoin & 1x Treasury Premium ETF, IncomeSTKd 1x US Stocks & 1x Treasury Premium ETF, IncomeQ Bitcoin & Bitcoin Treasury mNAV Harvester ETF, IncomeQ Crypto & Crypto Treasury mNAV Harvester ETF, Defiance Daily Target 2X Short APLD ETF, Defiance Daily Target 2X Short ARM ETF, Defiance Daily Target 2X Short BE ETF, Defiance Daily Target 2X Short BITF ETF, Defiance Daily Target 2X Short CLSK ETF, Defiance Daily Target 2X Short CRWV ETF, Defiance Daily Target 2X Short IREN ETF, Defiance Daily Target 2X Short JOBY ETF, Defiance Daily Target 2X Short NBIS ETF, Defiance Daily Target 2X Short NVTS ETF, Defiance Daily Target 2X Short OPEN ETF, Defiance Daily Target 2X Short ORCL ETF, Defiance Daily Target 2X Short SMR ETF, Defiance Daily Target 2X Short SNOW ETF, Defiance Daily Target 2X Short UPST ETF, Defiance Daily Target 2X Long BITF ETF, Defiance Daily Target 2X Long CLS ETF, Defiance Daily Target 2X Long HPQ ETF, Defiance Daily Target 2X Long JMIA ETF, Defiance Daily Target 2X Long LUNR ETF, Defiance Daily Target 2X Long ONDS ETF, Defiance Daily Target 2X Long RKT ETF, Defiance Daily Target 2X Long PGY ETF, Defiance Daily Target 2X Long PL ETF, Defiance Daily Target 2X Long BE ETF, Defiance Daily Target 2X Long BIIB ETF, Defiance Daily Target 2X Long BTQ ETF, Defiance Daily Target 2X Long ETHM ETF, Defiance Daily Target 2X Long JBLU ETF, Defiance Daily Target 2X Long NOK ETF, Defiance Daily Target 2X Long OXY ETF, Defiance Daily Target 2X Long RMBS ETF, Defiance Daily Target 2X Long VRTX ETF, Defiance Daily Target 2X Long WING ETF, Defiance Daily Target 2X Long ZIM ETF, Defiance Long Pure Quantum ETF, and Defiance Daily Target 2X Long WLTH ETF), previously filed with Post-Effective Amendment No. 502 on Form N-1A on December 23, 2025 and is incorporated herein by reference.

(32) Thirty-Third Amendment to the Fund Sub-Administration Servicing Agreement (adding Chesapeake Trend-Following Fixed Income ETF, Defiance 2X Daily Long Pure Drone and Aerial Automation ETF, Defiance 2X Daily Short Pure Quantum Computing Index ETF, Defiance Daily Target 2X Long CLF ETF, Defiance Daily Target 2X Long PLUG ETF, Defiance Daily Target 2X Long UUUU ETF, Defiance Daily Target 2X Long CCJ ETF, Defiance Daily Target 2X Long DNN ETF, Defiance Daily Target 2X Long HL ETF, Defiance Daily Target 2X Long NDAQ ETF, Defiance Daily Target 2X Long PAAS ETF, Defiance Daily Target 2X Long PATH ETF, Defiance Daily Target 2X Long POET ETF, Defiance Daily Target 2X Long COMM ETF, Defiance Daily Target 2X Long AMKR ETF, Defiance Daily Target 2X Short RKT ETF, Defiance AdvMicrDev LightningSpread™ Income ETF, Defiance AAPL LightningSpread™ Income ETF, Defiance Blkstne LightningSpread™ Income ETF, Defiance CRCL LightningSpread™ Income ETF, Defiance COIN LightningSpread™ Income ETF, Defiance FcBk LightningSpread™ Income ETF, Defiance MSTR LightningSpread™ Income ETF, Defiance NVDA LightningSpread™ Income ETF, Defiance ORCL LightningSpread™ Income ETF, Defiance PLTR LightningSpread™ Income ETF, Defiance TSLA LightningSpread™ Income ETF, Nicholas Bitcoin and Treasuries AfterDark ETF, Nicholas Bitcoin Tail ETF, Nicholas Gold Income ETF, Nicholas Silver Income ETF, Nicholas Nuclear Income ETF, Nicholas Defense and Rare Earth Income ETF, YieldMax® WarTech & Cyber Defense Portfolio Option Income ETF, YieldMax® Strategic Metals & Mining Portfolio Option Income ETF, YieldMax® Digital Finance Ecosystem Portfolio Option Income ETF, YieldMax® RoboTech & Automation Portfolio Option Income ETF and YieldMax® Top Ten ETFs), previously filed with Post-Effective Amendment No. 517 on Form N-1A on January 26, 2026 and is incorporated herein by reference.
(33) Thirty-Fourth Amendment to the Fund Sub-Administration Servicing Agreement (adding Defiance Bitcoin LightningSpread™ Income ETF, Defiance Ethereum LightningSpread™ Income ETF, Defiance Gold LightningSpread™ Income ETF, Defiance Gold Miners LightningSpread™ Income ETF, Defiance Silver LightningSpread™ Income ETF, Defiance Solana LightningSpread™ Income ETF, and Defiance XRP LightningSpread™ Income ETF), previously filed with Post-Effective Amendment No. 527 on Form N-1A on February 9, 2026, and is incorporated herein by reference.
(34) Thirty-Fifth Amendment to the Fund Sub-Administration Servicing Agreement (adding Defiance Daily Target 2X Long AMTM ETF) - to be filed by amendment.
(35) Thirty-Sixth Amendment to the Fund Sub-Administration Servicing Agreement (adding Portfolio Building Block 1X Inverse US Large Cap Daily Target ETF and Portfolio Building Block 1X Inverse US Growth and Innovation Daily Target ETF) - to be filed by amendment.
(36) Thirty-Seventh Amendment to the Fund Sub-Administration Servicing Agreement (adding Defiance Daily Target 2X Long ABTC ETF, Defiance Daily Target 2X Long GCT ETF, Defiance Daily Target 2X Long LUMN ETF, Defiance Daily Target 2X Long MDLN ETF, Defiance Daily Target 2X Long PINS ETF, Defiance Daily Target 2X Long ROKU ETF, Defiance Daily Target 2X Long SATS ETF, Defiance Daily Target 2X Long SNDL ETF, Defiance Daily Target 2X Long TLRY ETF, Defiance Daily Target 2X Long WBD ETF and Defiance Daily Target 2X Long XOVR ETF) - to be filed by amendment.
(37) Thirty-Eighth Amendment to the Fund Sub-Administration Servicing Agreement (adding Defiance Space Data Center Leaders ETF and Defiance Pure Space Daily 2X Strategy ETF) - to be filed by amendment.
(38) Thirty-Ninth Amendment to the Fund Sub-Administration Servicing Agreement (adding Defiance Daily Target 2X Long Discord ETF) - to be filed by amendment.
(39) Fortieth Amendment to the Fund Sub-Administration Servicing Agreement (adding Defiance Daily Target 2X Long ASTS ETF, Defiance Daily Target 2X Long BKSY ETF, Defiance Daily Target 2X Long COHR ETF, Defiance Daily Target 2X Long ENVX ETF, Defiance Daily Target 2X Long FRSH ETF, Defiance Daily Target 2X Long GSAT ETF, Defiance Daily Target 2X Long JD ETF, Defiance Daily Target 2X Long LEU ETF, Defiance Daily Target 2X Long OUST ETF, Defiance Daily Target 2X Long RDW ETF, Defiance Daily Target 2X Long RVMD ETF, Defiance Daily Target 2X Long STX ETF and Defiance Daily Target 2X Long VSAT ETF) - to be filed by amendment.
(40) Forty-First Amendment to the Fund Sub-Administration Servicing Agreement (adding Defiance Daily Target 2X Long RYAAY ETF, Defiance Daily Target 2X Long UMAC ETF, Defiance Daily Target 2X Long WYFI ETF, Defiance Daily Target 2X Long ABAT ETF, Defiance Daily Target 2X Long PRME ETF, Defiance Daily Target 2X Long KULR ETF, Defiance Daily Target 2X Long SPCE ETF, Defiance Daily Target 2X Long ALMU ETF, Defiance Daily Target 2X Long FJET ETF and Defiance Daily Target 2X Long RYCEY ETF) – to be filed by amendment.
(41) Forty-Second Amendment to the Fund Sub-Administration Servicing Agreement (adding Fitz-Gerald Must Have Portfolio® ETF and Fitz-Gerald Must Have Portfolio® and Options Overlay ETF) – to be filed by amendment.
(42) Forty-Third Amendment to the Fund Sub-Administration Servicing Agreement (adding Defiance Daily Target 2X Long OPTT ETF, Defiance Daily Target 2X Long SIDU ETF, Defiance Daily Target 2X Long SSNLF ETF, Defiance Daily Target 2X Long HXSCL ETF, and Defiance Daily Target 2X Long KRKNF ETF) – to be filed by amendment.
(43) Forty-Fourth Amendment to the Fund Sub-Administration Servicing Agreement (adding Return Stacked® International Stocks & Managed Futures ETF) – to be filed by amendment
(44) Forty-Fifth Amendment to the Fund Sub-Administration Servicing Agreement (adding Defiance Daily Target 2X Long AMPX ETF, Defiance Daily Target 2X Long BEAT ETF, Defiance Daily Target 2X Long KOPN ETF, Defiance Daily Target 2X Long LTRX ETF, Defiance Daily Target 2X Long OSS ETF, Defiance Daily Target 2X Long REKR ETF, Defiance Daily Target 2X Long VELO ETF, Defiance Daily Target 2X Long YALL ETF, and Defiance Daily Target 2X Long YSS ETF) – to be filed by amendment.

(iii)	Semi-Transparent ETF Fund Sub-Administration Servicing Agreement, previously filed with Post-Effective Amendment No. 74 on Form N-1A on April 11, 2023 and is incorporated herein by reference.
(iv)	Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC, previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.
(1) First Amendment to the Fund Accounting Servicing Agreement (adding YieldMax® AAPL Option Income Strategy ETF, YieldMax® AMZN Option Income Strategy ETF, YieldMax® BRK.B Option Income Strategy ETF, YieldMax® COIN Option Income Strategy ETF, YieldMax® META Option Income Strategy ETF, YieldMax® GOOG Option Income Strategy ETF, YieldMax® NFLX Option Income Strategy ETF, YieldMax® NVDA Option Income Strategy ETF, YieldMax® XYZ Option Income Strategy ETF, YieldMax® TSLA Option Income Strategy ETF, YieldMax® ARKK Option Income Strategy ETF, YieldMax® KWEB Option Income Strategy ETF, YieldMax® GDX Option Income Strategy ETF, YieldMax® XBI Option Income Strategy ETF, YieldMax® TLT Option Income Strategy ETF, and Senior Secured Credit Opportunities ETF), previously filed with Post-Effective Amendment No. 15 on Form N-1A on October 13, 2022 and is incorporated herein by reference.
(2) Third Amendment to the Fund Accounting Servicing Agreement (adding Nicholas Fixed Income Alternative ETF), previously filed with Post-Effective Amendment No. 318 on Form N-1A on February 24, 2025 and is incorporated herein by reference.
(3) Fourth Amendment to the Fund Accounting Servicing Agreement (adding Pinnacle Focused Opportunities ETF), previously filed with Post-Effective Amendment No. 45 on Form N-1A on December 28, 2022 and is incorporated herein by reference.
(4) Fifth Amendment to the Fund Accounting Servicing Agreement (adding Return Stacked® Bonds & Managed Futures ETF and Return Stacked® Global Stocks & Bonds ETF), previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(5) Sixth Amendment to the Fund Accounting Servicing Agreement (adding DGA Absolute Return ETF), previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
(6) Seventh Amendment to the Fund Accounting Servicing Agreement (adding Tactical Advantage ETF), previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
(7) Eighth Amendment to the Fund Accounting Servicing Agreement (adding Roundhill Generative AI & Technology ETF), previously filed with Post-Effective Amendment No. 83 on Form N-1A on May 2, 2023 and is incorporated herein by reference.
(8) Ninth Amendment to the Fund Accounting Servicing Agreement (adding Blueprint Chesapeake Multi-Asset Trend ETF), previously filed with Post-Effective Amendment No. 102 on Form N-1A on June 27, 2023 and is incorporated herein by reference.
(9) Tenth Amendment to the Fund Accounting Servicing Agreement (adding Cboe Validus S&P 500 Dynamic PutWrite Index ETF, Grizzle Growth ETF, YieldMax® MSTR Option Income Strategy ETF, YieldMax® ABNB Option Income Strategy ETF, YieldMax® AMD Option Income Strategy ETF, YieldMax® MRNA Option Income Strategy ETF, YieldMax® PYPL Option Income Strategy ETF, YieldMax® DIS Option Income Strategy ETF, YieldMax® JPM Option Income Strategy ETF, YieldMax® MSFT Option Income Strategy ETF, and YieldMax® XOM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 107 on Form N-1A on July 25, 2023 and is incorporated herein by reference.
(10) Eleventh Amendment to the Fund Accounting Servicing Agreement (adding Return Stacked® U.S. Stocks & Managed Futures ETF, Defiance Nasdaq 100 Weekly Distribution ETF, Defiance S&P 500 Weekly Distribution ETF and Defiance R2000 Weekly Distribution ETF), previously filed with Post-Effective Amendment No. 117 on Form N-1A on August 25, 2023 and is incorporated herein by reference.
(11) Twelfth Amendment to the Fund Accounting Servicing Agreement (adding CoreValues Alpha Greater China Growth ETF, YieldMax® ADBE Option Income Strategy ETF, YieldMax® AI Option Income Strategy ETF, YieldMax® BA Option Income Strategy ETF, YieldMax® BIIB Option Income Strategy ETF, YieldMax® INTC Option Income Strategy ETF, YieldMax® NKE Option Income Strategy ETF, YieldMax® ORCL Option Income Strategy ETF, YieldMax® ROKU Option Income Strategy ETF, YieldMax® SNOW Option Income Strategy ETF, YieldMax® TGT Option Income Strategy ETF and YieldMax® ZM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 130 on Form N-1A on October 6, 2023 and is incorporated herein by reference.
(12) Thirteenth Amendment to the Fund Accounting Servicing Agreement (adding Hilton Small-MidCap Opportunity ETF), previously filed with Post-Effective Amendment No. 135 on Form N-1A on November 20, 2023 and is incorporated herein by reference.
(13) Fourteenth Amendment to the Fund Accounting Servicing Agreement (adding YieldMax® Universe Fund of Option Income ETFs, YieldMax® Magnificent 7 Fund of Option Income ETFs and Defiance Treasury Alternative Yield ETF), previously filed with Post-Effective Amendment No. 153 on Form N-1A on January 8, 2024 and is incorporated herein by reference.

(14) Fifteenth Amendment to the Fund Accounting Servicing Agreement (adding Defiance Developed Markets Enhanced Options Income ETF, Defiance Emerging Markets Enhanced Options Income ETF, Defiance Nasdaq 100 Target Income ETF, Defiance S&P 500 Target Income ETF, Defiance R2000 Target Income ETF Quantify Absolute Income ETF, iREIT - MarketVector Quality REIT Index ETF, YieldMax® Ultra Option Income Strategy ETF and YieldMax® MSTR Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 171 on Form N-1A on February 16, 2024 and is incorporated herein by reference.
(15) Sixteenth Amendment to the Fund Accounting Servicing Agreement (adding YieldMax® TSLA Short Option Income Strategy ETF, YieldMax® Innovation Short Option Income Strategy ETF, YieldMax® NVDA Short Option Income Strategy ETF, YieldMax® COIN Short Option Income Strategy ETF, YieldMax® AAPL Short Option Income Strategy ETF, YieldMax® N100 Short Option Income Strategy ETF and Carbon Collective Short Duration Green Bond ETF), previously filed with Post-Effective Amendment No. 182 on Form N-1A on March 4, 2024 and is incorporated herein by reference.
(16) Seventeenth Amendment to the Fund Accounting Servicing Agreement (adding Even Herd Long Short ETF, Peerless Option Wheel ETF, Return Stacked® Bonds & Futures Yield ETF, Return Stacked® U.S. Equity & Futures Yield ETF and YieldMax® Bitcoin Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 194 on Form N-1A on March 26, 2024 and is incorporated herein by reference.
(17) Eighteenth Amendment to the Fund Accounting Servicing Agreement (adding Defiance Gold Enhanced Options Income ETF, Defiance Silver Enhanced Options Income ETF, Defiance Oil Enhanced Options Income ETF, Defiance Treasury Enhanced Options Income ETF and Clockwise U.S. Core Equity ETF), previously filed with Post-Effective Amendment No. 206 on Form N-1A on April 29, 2024 and is incorporated herein by reference.
(18) Nineteenth Amendment to the Fund Accounting Servicing Agreement (adding Cambria Chesapeake Pure Trend ETF, Defiance Daily Target 2X Short MSTR ETF, Defiance Daily Target 2X Long RIOT ETF (formerly known as Defiance Daily Target 2X Long Carbon ETF), Defiance Daily Target 2x Long Copper ETF, Defiance Daily Target 2X Long China Dragons ETF (formerly known as Defiance Daily Target 2X Long Lithium ETF), Defiance Daily Target 2X Long LLY ETF, Defiance Daily Target 2X Long MSTR ETF, Defiance Daily Target 2X Long NVO ETF, Defiance Daily Target 2X Long AVGO ETF, Defiance Daily Target 2X Long SMCI ETF, Defiance Daily Target 2X Long Solar ETF and Defiance Daily Target 2X Long Uranium ETF), previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.
(19) Twentieth Amendment to the Fund Accounting Servicing Agreement (adding Nicholas Global Equity and Income ETF, YieldMax® BABA Option Income Strategy ETF, YieldMax® CVNA Option Income Strategy ETF, YieldMax® DKNG Option Income Strategy ETF, YieldMax® HOOD Option Income Strategy ETF, YieldMax® JD Option Income Strategy ETF, YieldMax® MARA Option Income Strategy ETF, YieldMax® PDD Option Income Strategy ETF, YieldMax® PLTR Option Income Strategy ETF, YieldMax® RBLX Option Income Strategy ETF, YieldMax® SHOP Option Income Strategy ETF, YieldMax® SMCI Option Income Strategy ETF, and YieldMax® TSM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 237 on Form N-1A on July 18, 2024 and is incorporated herein by reference.
(20) Twenty-First Amendment to the Fund Accounting Servicing Agreement (adding YieldMax® Ether Option Income Strategy ETF, STKd 100% Bitcoin & 100% Gold ETF and Defiance Large Cap ex-Mag 7 ETF), previously filed with Post-Effective Amendment No. 261 on Form N-1A on September 18, 2024, and is incorporated herein by reference.
(21) Twenty-Second Amendment to the Fund Accounting Servicing Agreement (adding YieldMax® Target 12™ Semiconductor Option Income ETF, YieldMax® Target 12™ Biotech & Pharma Option Income ETF, YieldMax® Target 12™ Energy Option Income ETF, YieldMax® Target 12™ Real Estate Option Income ETF, YieldMax® Target 12™ Tech & Innovation Option Income ETF, YieldMax® Target 12™ Big 50 Option Income ETF, YieldMax® Dorsey Wright Hybrid 5 Income ETF, YieldMax® Dorsey Wright Featured 5 Income ETF, YieldMax® AI & Tech Portfolio Option Income ETF, YieldMax® Crypto Industry & Tech Portfolio Option Income ETF, YieldMax® China Portfolio Option Income ETF, YieldMax® Semiconductor Portfolio Option Income ETF, YieldMax® Biotech & Pharma Portfolio Option Income ETF, YieldMax® Ultra Short Option Income Strategy ETF and Return Stacked® Bonds & Merger Arbitrage ETF), previously filed with Post-Effective Amendment No. 280 on Form N-1A on November 22, 2024, and is incorporated herein by reference.
(22) Twenty-Third Amendment to the Fund Accounting Servicing Agreement (adding Defiance Daily Target 2X Long SOFI ETF, Defiance Daily Target 2X Long AMAT ETF, Defiance Daily Target 2X Long B ETF, Defiance Daily Target 2X Long ORCL ETF, Defiance Daily Target 2X Long FSLR ETF, Defiance Daily Target 2X Long DKNG ETF, Defiance Hot Sauce Daily 3X Strategy ETF, Defiance AI & Power Infrastructure ETF, YieldMax® Nasdaq 100 0DTE Covered Call Strategy ETF, YieldMax® S&P 500 0DTE Covered Call Strategy ETF and YieldMax® R2000 0DTE Covered Call Strategy ETF), previously filed with Post-Effective Amendment No. 299 on Form N-1A on January 14, 2025 and is incorporated herein by reference.
(23) Twenty-Fourth Amendment to the Fund Accounting Servicing Agreement (adding STKd 100% COIN & 100% NVDA ETF, STKd 100% NVDA & 100% MSTR ETF, STKd 100% MSTR & 100% COIN ETF, STKd 100% COIN & 100% HOOD ETF, STKd 100% NVDA & 100% AMD ETF, STKd 100% TSLA & 100% MSTR ETF, STKd 100% TSLA & 100% NVDA ETF, STKd 100% SMCI & 100% NVDA ETF, STKd 100% UBER & 100% TSLA ETF, STKd 100% META & 100% AMZN ETF, Defiance Leveraged Long MSTR ETF, Defiance Leveraged Long + Income MSTR ETF, Defiance Daily Target 2X Long HIMS ETF, Defiance Daily Target 2X Long IONQ ETF, Defiance Daily Target 2X Long RKLB ETF, Defiance Daily Target 2X Long CVNA ETF, Defiance Daily Target 2X Long HOOD ETF, Defiance Daily Target 2X Long VST ETF, Defiance Daily Target 2X Long JPM ETF, Defiance Daily Target 2X Long PENN ETF, Defiance Daily Target 2X Long SOUN ETF, Defiance Daily Target 2X Long MRVL ETF, Defiance Daily Target 2X Long RGTI ETF, YieldMax® MSTR Short Option Income Strategy ETF, YieldMax® AMD Short Option Income Strategy ETF, YieldMax® AMZN Short Option Income Strategy ETF, YieldMax® MARA Short Option Income Strategy ETF, YieldMax® Bitcoin Short Option Income Strategy ETF, YieldMax® META Short Option Income Strategy ETF and YieldMax® SMCI Short Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 316 on Form N-1A on February 24, 2025 and is incorporated herein by reference.

(24) Twenty-Fifth Amendment to the Fund Accounting Servicing Agreement (adding Defiance Daily Target 2X Short RIOT ETF, Defiance Daily Target 2X Short SMCI ETF, Defiance Daily Target 2X Short LLY ETF), previously filed with Post-Effective Amendment No. 336 on Form N-1A on March 31, 2025 and is incorporated herein by reference.
(25) Twenty-Sixth Amendment to the Fund Accounting Servicing Agreement (adding Defiance Daily Target 2X Long DJT ETF, Defiance Daily Target 2X Long RDDT ETF, Return Stacked® U.S. Stocks & Gold/Bitcoin ETF, Defiance Trillion Dollar Club Index ETF, Defiance Nasdaq 100 LightningSpread™ Income ETF, Defiance S&P 500 LightningSpread™ Income ETF, Defiance Russell 2000 LightningSpread™ Income ETF, YieldMax® AI Performance & Distribution Target 25™ ETF, YieldMax® AMD Performance & Distribution Target 25™ ETF, YieldMax® AMZN Performance & Distribution Target 25™ ETF, YieldMax® COIN Performance & Distribution Target 25™ ETF, YieldMax® MARA Performance & Distribution Target 25™ ETF, YieldMax® MSTR Performance & Distribution Target 25™ ETF, YieldMax® NVDA Performance & Distribution Target 25™ ETF, YieldMax® PLTR Performance & Distribution Target 25™ ETF, YieldMax® SMCI Performance & Distribution Target 25™ ETF and YieldMax® TSLA Performance & Distribution Target 25™ ETF, Defiance Daily Target 2X Short CVNA ETF, Defiance Daily Target 2X Short IONQ ETF, Defiance Daily Target 2X Short PLTR ETF, Defiance Daily Target 2X Short RKLB ETF, Defiance Daily Target 2X Long ANET ETF, Defiance Daily Target 2X Long ARM ETF, Defiance Daily Target 2X Long PM ETF, Defiance Daily Target 2X Long UBER ETF, Hilton BDC Corporate Bond ETF, and Nicholas Crypto Income ETF), previously filed with Post-Effective Amendment No. 342 on Form N-1A on April 25, 2025 and is incorporated herein by reference.
(26) Twenty-Seventh Amendment to the Fund Accounting Servicing Agreement (adding Defiance 2X Daily Long Pure Quantum ETF, Defiance MAGA Seven ETF, Defiance Daily Target 2X Long OKLO ETF, Defiance Daily Target 2X Long QBTS ETF, Defiance Daily Target 2X Short RGTI ETF, Defiance Daily Target 2X Short QBTS ETF, Defiance Nasdaq 100 Double Short Hedged ETF and YieldMax® Bitcoin Performance & Distribution Target 25™ ETF), previously filed with Post-Effective Amendment No. 366 on Form N-1A on June 17, 2025 and is incorporated herein by reference.
(27) Twenty-Eighth Amendment to the Fund Accounting Servicing Agreement (adding Defiance Vol Carry Hedged ETF, Defiance Enhanced Short Vol ETF, Defiance Enhanced Long Vol ETF, Defiance Leveraged Long + Income AAPL ETF, Defiance Leveraged Long + Income AMD ETF, Defiance Leveraged Long + Income AMZN ETF, Defiance Leveraged Long + Income BRK.B ETF, Defiance Leveraged Long + Income COIN ETF, Defiance Leveraged Long + Income GOOG ETF, Defiance Leveraged Long + Income HIMS ETF, Defiance Leveraged Long + Income HOOD ETF, Defiance Leveraged Long + Income META ETF, Defiance Leveraged Long + Income NFLX ETF, Defiance Leveraged Long + Income NVDA ETF, Defiance Leveraged Long + Income PLTR ETF, Defiance Leveraged Long + Income SMCI ETF, Defiance Leveraged Long + Income TSLA ETF, YieldMax® AFRM Option Income Strategy ETF, YieldMax® APP Option Income Strategy ETF, YieldMax® ARM Option Income Strategy ETF, YieldMax® AVGO Option Income Strategy ETF, YieldMax® CRWD Option Income Strategy ETF, YieldMax® GME Option Income Strategy ETF, YieldMax® HIMS Option Income Strategy ETF, YieldMax® IONQ Option Income Strategy ETF, YieldMax® LLY Option Income Strategy ETF, YieldMax® RDDT Option Income Strategy ETF, YieldMax® SPOT Option Income Strategy ETF, and YieldMax® UBER Option Income Strategy ETF) – previously filed with Post-Effective Amendment No. 391 on Form N-1A on August 4, 2025 and is incorporated herein by reference.
(28) Twenty-Ninth Amendment to the Fund Accounting Servicing Agreement (adding YieldMax® CRCL Option Income Strategy ETF, YieldMax® CRWV Option Income Strategy ETF, YieldMax® GLXY Option Income Strategy ETF, Defiance Leveraged Long + Income CRCL ETF, Defiance Leveraged Long + Income CRWV ETF, Defiance Leveraged Long + Income GLXY ETF, Defiance Leveraged Long + Income Magnificent Seven ETF, Defiance Leveraged Long + Income Nasdaq 100 ETF, Defiance Leveraged Long + Income S&P 500 ETF, Defiance Leveraged Long + Income Ethereum ETF, Defiance Leveraged Long + Income Bitcoin ETF, and YieldMax® U.S Stocks Target Double Distribution ETF), previously filed with Post-Effective Amendment No. 421 on Form N-1A on September 8, 2025 and is incorporated herein by reference.
(29) Thirtieth Amendment to the Fund Accounting Servicing Agreement (adding Defiance Daily Target 2X Long ALAB ETF, Defiance Daily Target 2X Long APLD ETF, Defiance Daily Target 2X Long AVAV ETF, Defiance Daily Target 2X Long JOBY ETF, Defiance Daily Target 2X Long KTOS ETF, Defiance Daily Target 2X Long LMND ETF, Defiance Daily Target 2X Long NBIS ETF, Defiance Daily Target 2X Long NVTS ETF, Defiance Daily Target 2X Long OSCR ETF, Defiance Daily Target 2X Long PONY ETF, Defiance Daily Target 2X Long RCAT ETF, Defiance Daily Target 2X Long RBRK ETF, Defiance Daily Target 2X Long ZETA ETF, Defiance U.S. Dividend Equity Paid Weekly ETF, Defiance Daily Target 2X Long ET ETF, Defiance Daily Target 2X Long FIG ETF, Defiance Daily Target 2X Long IREN ETF, Defiance Daily Target 2X Long MP ETF, Defiance Daily Target 2X Long QS ETF, Defiance Daily Target 2X Long AEO ETF, Defiance Daily Target 2X Long BLSH ETF, Defiance Daily Target 2X Long DASH ETF and Defiance Daily Target 2X Long MRNA ETF), previously filed with Post-Effective Amendment No. 446 on Form N-1A on October 17, 2025 and is incorporated herein by reference.

(30) Thirty-First Amendment to the Fund Accounting Servicing Agreement (adding Defiance Leveraged Long BEAM ETF, Defiance Leveraged Long SBET ETF, Defiance Leveraged Long OPEN ETF, Defiance Leveraged Long EOSE ETF, Defiance Leveraged Long + Income BMNR ETF, Defiance Leveraged Long + Income SOFI ETF, Defiance Leveraged Long + Income XRP ETF, Defiance Leveraged Long + Income SOL ETF, CoreValues America First Technology Index ETF, Defiance Daily Target 2X Long CHWY ETF, Defiance Daily Target 2X Long CAVA ETF, Defiance Daily Target 2X Long ELF ETF, Defiance Daily Target 2X Long WYNN ETF, Defiance Daily Target 2X Long ESLT ETF, Defiance Daily Target 2X Long BMNR ETF, Defiance Daily Target 2X Short AMD ETF, Defiance Daily Target 2X Short APP ETF, Defiance Daily Target 2X Short ASTS ETF, Defiance Daily Target 2X Short AVGO ETF, Defiance Daily Target 2X Short BBAI ETF, Defiance Daily Target 2X Short BMNR ETF, Defiance Daily Target 2X Short CRCL ETF, Defiance Daily Target 2X Short HIMS ETF, Defiance Daily Target 2X Short HOOD ETF, Defiance Daily Target 2X Short INTC ETF, Defiance Daily Target 2X Short MRVL ETF, Defiance Daily Target 2X Short MU ETF, Defiance Daily Target 2X Short NVO ETF, Defiance Daily Target 2X Short OKLO ETF, Defiance Daily Target 2X Short OSCR ETF, Defiance Daily Target 2X Short SBET ETF, Defiance Daily Target 2X Short TSM ETF, Defiance Daily Target 2X Short UNH ETF, Defiance Leveraged Long DOCN ETF, Defiance Leveraged Long HTZ ETF, Defiance Leveraged Long NEGG ETF, Defiance Leveraged Long NMAX ETF, Defiance Leveraged Long RUM ETF, Defiance QTUM Options Income ETF, Defiance Daily Target 2X Long AA ETF, Defiance Daily Target 2X Long CAE ETF, Defiance Daily Target 2X Long CSCO ETF, Defiance Daily Target 2X Long EBAY ETF, Defiance Daily Target 2X Long EXEL ETF, Defiance Daily Target 2X Long IBKR ETF, Defiance Daily Target 2X Long KLAC ETF, Defiance Daily Target 2X Long MPWR ETF, Defiance Daily Target 2X Long PFE ETF, Defiance Daily Target 2X Long SE ETF, Defiance Daily Target 2X Long ERIC ETF and Defiance Daily Target 2X Long UPS ETF), previously filed with Post-Effective Amendment No. 463 on Form N-1A on November 10, 2025 and is incorporated herein by reference.
(31) Thirty-Second Amendment to the Fund Accounting Servicing Agreement (adding Quantify 2X Daily All Cap Crypto ETF, Quantify 2X Daily Alt Season Crypto ETF, Quantify 2X Daily AltAlt Season Crypto ETF, YieldMax® Hundred Club ETFs, IncomeSTKd 1x US Stocks & 1x Bitcoin Premium ETF, IncomeSTKd 1x US Stocks & 1x Gold Premium ETF, IncomeSTKd 1x Bitcoin & 1x Gold Premium ETF, IncomeSTKd 1x Treasury & 1x Gold Premium ETF, IncomeSTKd 1x Bitcoin & 1x Treasury Premium ETF, IncomeSTKd 1x US Stocks & 1x Treasury Premium ETF, IncomeQ Bitcoin & Bitcoin Treasury mNAV Harvester ETF, IncomeQ Crypto & Crypto Treasury mNAV Harvester ETF, Defiance Daily Target 2X Short APLD ETF, Defiance Daily Target 2X Short ARM ETF, Defiance Daily Target 2X Short BE ETF, Defiance Daily Target 2X Short BITF ETF, Defiance Daily Target 2X Short CLSK ETF, Defiance Daily Target 2X Short CRWV ETF, Defiance Daily Target 2X Short IREN ETF, Defiance Daily Target 2X Short JOBY ETF, Defiance Daily Target 2X Short NBIS ETF, Defiance Daily Target 2X Short NVTS ETF, Defiance Daily Target 2X Short OPEN ETF, Defiance Daily Target 2X Short ORCL ETF, Defiance Daily Target 2X Short SMR ETF, Defiance Daily Target 2X Short SNOW ETF, Defiance Daily Target 2X Short UPST ETF, Defiance Daily Target 2X Long BITF ETF, Defiance Daily Target 2X Long CLS ETF, Defiance Daily Target 2X Long HPQ ETF, Defiance Daily Target 2X Long JMIA ETF, Defiance Daily Target 2X Long LUNR ETF, Defiance Daily Target 2X Long ONDS ETF, Defiance Daily Target 2X Long RKT ETF, Defiance Daily Target 2X Long PGY ETF, Defiance Daily Target 2X Long PL ETF, Defiance Daily Target 2X Long BE ETF, Defiance Daily Target 2X Long BIIB ETF, Defiance Daily Target 2X Long BTQ ETF, Defiance Daily Target 2X Long ETHM ETF, Defiance Daily Target 2X Long JBLU ETF, Defiance Daily Target 2X Long NOK ETF, Defiance Daily Target 2X Long OXY ETF, Defiance Daily Target 2X Long RMBS ETF, Defiance Daily Target 2X Long VRTX ETF, Defiance Daily Target 2X Long WING ETF, Defiance Daily Target 2X Long ZIM ETF, Defiance Long Pure Quantum ETF, and Defiance Daily Target 2X Long WLTH ETF), previously filed with Post-Effective Amendment No. 502 on Form N-1A on December 23, 2025 and is incorporated herein by reference.
(32) Thirty-Third Amendment to the Fund Accounting Servicing Agreement (adding Chesapeake Trend-Following Fixed Income ETF, Defiance 2X Daily Long Pure Drone and Aerial Automation ETF, Defiance 2X Daily Short Pure Quantum Computing Index ETF, Defiance Daily Target 2X Long CLF ETF, Defiance Daily Target 2X Long PLUG ETF, Defiance Daily Target 2X Long UUUU ETF, Defiance Daily Target 2X Long CCJ ETF, Defiance Daily Target 2X Long DNN ETF, Defiance Daily Target 2X Long HL ETF, Defiance Daily Target 2X Long NDAQ ETF, Defiance Daily Target 2X Long PAAS ETF, Defiance Daily Target 2X Long PATH ETF, Defiance Daily Target 2X Long POET ETF, Defiance Daily Target 2X Long COMM ETF, Defiance Daily Target 2X Long AMKR ETF, Defiance Daily Target 2X Short RKT ETF, Defiance AdvMicrDev LightningSpread™ Income ETF, Defiance AAPL LightningSpread™ Income ETF, Defiance Blkstne LightningSpread™ Income ETF, Defiance CRCL LightningSpread™ Income ETF, Defiance COIN LightningSpread™ Income ETF, Defiance FcBk LightningSpread™ Income ETF, Defiance MSTR LightningSpread™ Income ETF, Defiance NVDA LightningSpread™ Income ETF, Defiance ORCL LightningSpread™ Income ETF, Defiance PLTR LightningSpread™ Income ETF, Defiance TSLA LightningSpread™ Income ETF, Nicholas Bitcoin and Treasuries AfterDark ETF, Nicholas Bitcoin Tail ETF, Nicholas Gold Income ETF, Nicholas Silver Income ETF, Nicholas Nuclear Income ETF, Nicholas Defense and Rare Earth Income ETF, YieldMax® WarTech & Cyber Defense Portfolio Option Income ETF, YieldMax® Strategic Metals & Mining Portfolio Option Income ETF, YieldMax® Digital Finance Ecosystem Portfolio Option Income ETF, YieldMax® RoboTech & Automation Portfolio Option Income ETF and YieldMax® Top Ten ETFs), previously filed with Post-Effective Amendment No. 517 on Form N-1A on January 26, 2026 and is incorporated herein by reference.

(33) Thirty-Fourth Amendment to the Fund Accounting Servicing Agreement (adding Defiance Bitcoin LightningSpread™ Income ETF, Defiance Ethereum LightningSpread™ Income ETF, Defiance Gold LightningSpread™ Income ETF, Defiance Gold Miners LightningSpread™ Income ETF, Defiance Silver LightningSpread™ Income ETF, Defiance Solana LightningSpread™ Income ETF, and Defiance XRP LightningSpread™ Income ETF), previously filed with Post-Effective Amendment No. 527 on Form N-1A on February 9, 2026, and is incorporated herein by reference.
(34) Thirty-Fifth Amendment to the Fund Accounting Servicing Agreement (adding Defiance Daily Target 2X Long AMTM ETF) - to be filed by amendment.
(35) Thirty-Sixth Amendment to the Fund Accounting Servicing Agreement (adding Portfolio Building Block 1X Inverse US Large Cap Daily Target ETF and Portfolio Building Block 1X Inverse US Growth and Innovation Daily Target ETF) - to be filed by amendment.
(36) Thirty-Seventh Amendment to the Fund Accounting Servicing Agreement (adding Defiance Daily Target 2X Long ABTC ETF, Defiance Daily Target 2X Long GCT ETF, Defiance Daily Target 2X Long LUMN ETF, Defiance Daily Target 2X Long MDLN ETF, Defiance Daily Target 2X Long PINS ETF, Defiance Daily Target 2X Long ROKU ETF, Defiance Daily Target 2X Long SATS ETF, Defiance Daily Target 2X Long SNDL ETF, Defiance Daily Target 2X Long TLRY ETF, Defiance Daily Target 2X Long WBD ETF and Defiance Daily Target 2X Long XOVR ETF) - to be filed by amendment.
(37) Thirty-Eighth Amendment to the Fund Accounting Servicing Agreement (adding Defiance Space Data Center Leaders ETF and Defiance Pure Space Daily 2X Strategy ETF) - to be filed by amendment.
(38) Thirty-Ninth Amendment to the Fund Accounting Servicing Agreement (adding Defiance Daily Target 2X Long Discord ETF) - to be filed by amendment.
(39) Fortieth Amendment to the Fund Accounting Servicing Agreement (adding Defiance Daily Target 2X Long ASTS ETF, Defiance Daily Target 2X Long BKSY ETF, Defiance Daily Target 2X Long COHR ETF, Defiance Daily Target 2X Long ENVX ETF, Defiance Daily Target 2X Long FRSH ETF, Defiance Daily Target 2X Long GSAT ETF, Defiance Daily Target 2X Long JD ETF, Defiance Daily Target 2X Long LEU ETF, Defiance Daily Target 2X Long OUST ETF, Defiance Daily Target 2X Long RDW ETF, Defiance Daily Target 2X Long RVMD ETF, Defiance Daily Target 2X Long STX ETF and Defiance Daily Target 2X Long VSAT ETF) - to be filed by amendment.
(40) Forty-First Amendment to the Fund Accounting Servicing Agreement (adding Defiance Daily Target 2X Long RYAAY ETF, Defiance Daily Target 2X Long UMAC ETF, Defiance Daily Target 2X Long WYFI ETF, Defiance Daily Target 2X Long ABAT ETF, Defiance Daily Target 2X Long PRME ETF, Defiance Daily Target 2X Long KULR ETF, Defiance Daily Target 2X Long SPCE ETF, Defiance Daily Target 2X Long ALMU ETF, Defiance Daily Target 2X Long FJET ETF and Defiance Daily Target 2X Long RYCEY ETF) – to be filed by amendment.
(41) Forty-Second Amendment to the Fund Accounting Servicing Agreement (adding Fitz-Gerald Must Have Portfolio® ETF and Fitz-Gerald Must Have Portfolio® and Options Overlay ETF) – to be filed by amendment.
(42) Forty-Third Amendment to the Fund Accounting Servicing Agreement (adding Defiance Daily Target 2X Long OPTT ETF, Defiance Daily Target 2X Long SIDU ETF, Defiance Daily Target 2X Long SSNLF ETF, Defiance Daily Target 2X Long HXSCL ETF, and Defiance Daily Target 2X Long KRKNF ETF) – to be filed by amendment.
(43) Forty-Fourth Amendment to the Fund Accounting Servicing Agreement (adding Return Stacked® International Stocks & Managed Futures ETF) – to be filed by amendment
(44) Forty-Fifth Amendment to the Fund Accounting Servicing Agreement (adding Defiance Daily Target 2X Long AMPX ETF, Defiance Daily Target 2X Long BEAT ETF, Defiance Daily Target 2X Long KOPN ETF, Defiance Daily Target 2X Long LTRX ETF, Defiance Daily Target 2X Long OSS ETF, Defiance Daily Target 2X Long REKR ETF, Defiance Daily Target 2X Long VELO ETF, Defiance Daily Target 2X Long YALL ETF, and Defiance Daily Target 2X Long YSS ETF) – to be filed by amendment.
(v)	Semi-Transparent ETF Trust Fund Accounting Servicing Agreement, previously filed with Post-Effective Amendment No. 74 on Form N-1A on April 11, 2023 and is incorporated herein by reference.
(vi)	Transfer Agent Agreement between the Trust and U.S. Bancorp Fund Services, LLC, previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.
(1) First Amendment to the Transfer Agent Agreement (adding YieldMax® AAPL Option Income ETF, YieldMax® AMZN Option Income Strategy ETF, YieldMax® BRK.B Option Income Strategy ETF, YieldMax® COIN Option Income Strategy ETF, YieldMax® META Option Income Strategy ETF, YieldMax® GOOG Option Income Strategy ETF, YieldMax® NFLX Option Income Strategy ETF, YieldMax® NVDA Option Income Strategy ETF, YieldMax® XYZ Option Income Strategy ETF, YieldMax® TSLA Option Income Strategy ETF, YieldMax® ARKK Option Income Strategy ETF, YieldMax® KWEB Option Income Strategy ETF, YieldMax® GDX Option Income Strategy ETF, YieldMax® XBI Option Income Strategy ETF, and YieldMax® TLT Option Income Strategy ETF, and Senior Secured Credit Opportunities ETF), previously filed with Post-Effective Amendment No. 15 on Form N-1A on October 13, 2022 and is incorporated herein by reference.

(2) Third Amendment to the Transfer Agent Agreement (adding Nicholas Fixed Income Alternative ETF), previously filed with Post-Effective Amendment No. 318 on Form N-1A on February 24, 2025 and is incorporated herein by reference.
(3) Fourth Amendment to the Transfer Agent Agreement (adding Pinnacle Focused Opportunities ETF), previously filed with Post-Effective Amendment No. 45 on Form N-1A on December 28, 2022 and is incorporated herein by reference.
(4) Fifth Amendment to the Transfer Agent Agreement (adding Return Stacked® Bonds & Managed Futures ETF and Return Stacked® Global Stocks & Bonds ETF), previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(5) Sixth Amendment to the Transfer Agent Agreement (adding DGA Absolute Return ETF), previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
(6) Seventh Amendment to the Transfer Agent Agreement (adding Tactical Advantage ETF), previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
(7) Eighth Amendment to the Transfer Agent Agreement (adding Roundhill Generative AI & Technology ETF), previously filed with Post-Effective Amendment No. 83 on Form N-1A on May 2, 2023 and is incorporated herein by reference.
(8) Ninth Amendment to the Transfer Agent Agreement (adding Blueprint Chesapeake Multi-Asset Trend ETF), previously filed with Post-Effective Amendment No. 102 on Form N-1A on June 27, 2023 and is incorporated herein by reference.
(9) Tenth Amendment to the Transfer Agent Agreement (adding Cboe Validus S&P 500 Dynamic PutWrite Index ETF, Grizzle Growth ETF, YieldMax® MSTR Option Income Strategy ETF, YieldMax® ABNB Option Income Strategy ETF, YieldMax® AMD Option Income Strategy ETF, YieldMax® MRNA Option Income Strategy ETF, YieldMax® PYPL Option Income Strategy ETF, YieldMax® DIS Option Income Strategy ETF, YieldMax® JPM Option Income Strategy ETF, YieldMax® MSFT Option Income Strategy ETF, and YieldMax® XOM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 107 on Form N-1A on July 25, 2023 and is incorporated herein by reference.
(10) Eleventh Amendment to the Transfer Agent Agreement (adding Defiance Nasdaq 100 Weekly Distribution ETF, Defiance S&P 500 Weekly Distribution ETF and Defiance R2000 Weekly Distribution ETF), previously filed with Post-Effective Amendment No. 117 on Form N-1A on August 25, 2023 and is incorporated herein by reference.
(11) Twelfth Amendment to the Transfer Agent Agreement (adding CoreValues Alpha Greater China Growth ETF, YieldMax® ADBE Option Income Strategy ETF, YieldMax® AI Option Income Strategy ETF, YieldMax® BA Option Income Strategy ETF, YieldMax® BIIB Option Income Strategy ETF, YieldMax® INTC Option Income Strategy ETF, YieldMax® NKE Option Income Strategy ETF, YieldMax® ORCL Option Income Strategy ETF, YieldMax® ROKU Option Income Strategy ETF, YieldMax® SNOW Option Income Strategy ETF, YieldMax® TGT Option Income Strategy ETF and YieldMax® ZM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 130 on Form N-1A on October 6, 2023 and is incorporated herein by reference.
(12) Thirteenth Amendment to the Transfer Agent Agreement (adding Hilton Small-MidCap Opportunity ETF), previously filed with Post-Effective Amendment No. 135 on Form N-1A on November 20, 2023 and is incorporated herein by reference.
(13) Fourteenth Amendment to the Transfer Agent Agreement (adding YieldMax® Universe Fund of Option Income ETFs, YieldMax® Magnificent 7 Fund of Option Income ETFs and Defiance Treasury Alternative Yield ETF), previously filed with Post-Effective Amendment No. 153 on Form N-1A on January 8, 2024 and is incorporated herein by reference.
(14) Fifteenth Amendment to the Transfer Agent Agreement (adding Defiance Developed Markets Enhanced Options Income ETF, Defiance Emerging Markets Enhanced Options Income ETF, Defiance Nasdaq 100 Target Income ETF, Defiance S&P 500 Target Income ETF, Defiance R2000 Target Income ETF Quantify Absolute Income ETF, iREIT - MarketVector Quality REIT Index ETF, YieldMax® Ultra Option Income Strategy ETF and YieldMax® MSTR Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 171 on Form N-1A on February 16, 2024 and is incorporated herein by reference.
(15) Sixteenth Amendment to the Transfer Agent Agreement (adding YieldMax® TSLA Short Option Income Strategy ETF, YieldMax® Innovation Short Option Income Strategy ETF, YieldMax® NVDA Short Option Income Strategy ETF, YieldMax® COIN Short Option Income Strategy ETF, YieldMax® AAPL Short Option Income Strategy ETF, YieldMax® N100 Short Option Income Strategy ETF and Carbon Collective Short Duration Green Bond ETF), previously filed with Post-Effective Amendment No. 182 on Form N-1A on March 4, 2024 and is incorporated herein by reference.
(16) Seventeenth Amendment to the Transfer Agent Agreement (adding Even Herd Long Short ETF, Peerless Option Wheel ETF, Return Stacked® Bonds & Futures Yield ETF, Return Stacked® U.S. Equity & Futures Yield ETF and YieldMax® Bitcoin Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 194 on Form N-1A on March 26, 2024 and is incorporated herein by reference.
(17) Eighteenth Amendment to the Transfer Agent Agreement (adding Defiance Gold Enhanced Options Income ETF, Defiance Silver Enhanced Options Income ETF, Defiance Oil Enhanced Options Income ETF, Defiance Treasury Enhanced Options Income ETF and Clockwise U.S. Core Equity ETF), previously filed with Post-Effective Amendment No. 206 on Form N-1A on April 29, 2024 and is incorporated herein by reference.

(18) Nineteenth Amendment to the Transfer Agent Agreement (adding Cambria Chesapeake Pure Trend ETF, Defiance Daily Target 2X Short MSTR ETF, Defiance Daily Target 2X Long RIOT ETF (formerly known as Defiance Daily Target 2X Long Carbon ETF), Defiance Daily Target 2X Long Copper ETF, Defiance Daily Target 2X Long China Dragons ETF (formerly known as Defiance Daily Target 2X Long Lithium ETF), Defiance Daily Target 2X Long LLY ETF, Defiance Daily Target 2X Long MSTR ETF, Defiance Daily Target 2x Long NVO ETF, Defiance Daily Target 2X Long AVGO ETF, Defiance Daily Target 2X Long SMCI ETF, Defiance Daily Target 2X Long Solar ETF and Defiance Daily Target 2X Long Uranium ETF), previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.
(19) Twentieth Amendment to the Transfer Agent Agreement (adding Nicholas Global Equity and Income ETF, YieldMax® BABA Option Income Strategy ETF, YieldMax® CVNA Option Income Strategy ETF, YieldMax® DKNG Option Income Strategy ETF, YieldMax® HOOD Option Income Strategy ETF, YieldMax® JD Option Income Strategy ETF, YieldMax® MARA Option Income Strategy ETF, YieldMax® PDD Option Income Strategy ETF, YieldMax® PLTR Option Income Strategy ETF, YieldMax® RBLX Option Income Strategy ETF, YieldMax® SHOP Option Income Strategy ETF, YieldMax® SMCI Option Income Strategy ETF, and YieldMax® TSM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 237 on Form N-1A on July 18, 2024 and is incorporated herein by reference.
(20) Twenty-First Amendment to the Transfer Agent Agreement (adding YieldMax® Ether Option Income Strategy ETF, STKd 100% Bitcoin & 100% Gold ETF and Defiance Large Cap ex-Mag 7 ETF), previously filed with Post-Effective Amendment No. 261 on Form N-1A on September 18, 2024, and is incorporated herein by reference.
(21) Twenty-Second Amendment to the Transfer Agent Agreement (adding YieldMax® Target 12™ Semiconductor Option Income ETF, YieldMax® Target 12™ Biotech & Pharma Option Income ETF, YieldMax® Target 12™ Energy Option Income ETF, YieldMax® Target 12™ Real Estate Option Income ETF, YieldMax® Target 12™ Tech & Innovation Option Income ETF, YieldMax® Target 12™ Big 50 Option Income ETF, YieldMax® Dorsey Wright Hybrid 5 Income ETF, YieldMax® Dorsey Wright Featured 5 Income ETF, YieldMax® AI & Tech Portfolio Option Income ETF, YieldMax® Crypto Industry & Tech Portfolio Option Income ETF, YieldMax® China Portfolio Option Income ETF, YieldMax® Semiconductor Portfolio Option Income ETF, YieldMax® Biotech & Pharma Portfolio Option Income ETF, YieldMax® Ultra Short Option Income Strategy ETF and Return Stacked® Bonds & Merger Arbitrage ETF), previously filed with Post-Effective Amendment No. 280 on Form N-1A on November 22, 2024, and is incorporated herein by reference.
(22) Twenty-Third Amendment to the Transfer Agent Agreement (adding Defiance Daily Target 2X Long SOFI ETF, Defiance Daily Target 2X Long AMAT ETF, Defiance Daily Target 2X Long B ETF, Defiance Daily Target 2X Long ORCL ETF, Defiance Daily Target 2X Long FSLR ETF, Defiance Daily Target 2X Long DKNG ETF, Defiance Hot Sauce Daily 3X Strategy ETF, Defiance AI & Power Infrastructure ETF, YieldMax® Nasdaq 100 0DTE Covered Call Strategy ETF, YieldMax® S&P 500 0DTE Covered Call Strategy ETF, YieldMax® R2000 0DTE Covered Call Strategy ETF), previously filed with Post-Effective Amendment No. 299 on Form N-1A on January 14, 2025 and is incorporated herein by reference.
(23) Twenty-Fourth Amendment to the Transfer Agent Agreement (adding STKd 100% COIN & 100% NVDA ETF, STKd 100% NVDA & 100% MSTR ETF, STKd 100% MSTR & 100% COIN ETF, STKd 100% COIN & 100% HOOD ETF, STKd 100% NVDA & 100% AMD ETF, STKd 100% TSLA & 100% MSTR ETF, STKd 100% TSLA & 100% NVDA ETF, STKd 100% SMCI & 100% NVDA ETF, STKd 100% UBER & 100% TSLA ETF, STKd 100% META & 100% AMZN ETF, Defiance Leveraged Long MSTR ETF, Defiance Leveraged Long + Income MSTR ETF, Defiance Daily Target 2X Long HIMS ETF, Defiance Daily Target 2X Long IONQ ETF, Defiance Daily Target 2X Long RKLB ETF, Defiance Daily Target 2X Long CVNA ETF, Defiance Daily Target 2X Long HOOD ETF, Defiance Daily Target 2X Long VST ETF, Defiance Daily Target 2X Long JPM ETF, Defiance Daily Target 2X Long PENN ETF, Defiance Daily Target 2X Long SOUN ETF, Defiance Daily Target 2X Long MRVL ETF, Defiance Daily Target 2X Long RGTI ETF, YieldMax® MSTR Short Option Income Strategy ETF, YieldMax® AMD Short Option Income Strategy ETF, YieldMax® AMZN Short Option Income Strategy ETF, YieldMax® MARA Short Option Income Strategy ETF, YieldMax® Bitcoin Short Option Income Strategy ETF, YieldMax® META Short Option Income Strategy ETF and YieldMax® SMCI Short Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 316 on Form N-1A on February 24, 2025 and is incorporated herein by reference.
(24) Twenty-Fifth Amendment to the Transfer Agent Agreement (adding Defiance Daily Target 2X Short RIOT ETF, Defiance Daily Target 2X Short SMCI ETF and Defiance Daily Target 2X Short LLY ETF), previously filed with Post-Effective Amendment No. 336 on Form N-1A on March 31, 2025 and is incorporated herein by reference.
(25) Twenty-Sixth Amendment to the Transfer Agent Agreement (adding Defiance Daily Target 2X Long DJT ETF, Defiance Daily Target 2X Long RDDT ETF, Return Stacked® U.S. Stocks & Gold/Bitcoin ETF, Defiance Trillion Dollar Club Index ETF, Defiance Nasdaq 100 LightningSpread™ Income ETF, Defiance S&P 500 LightningSpread™ Income ETF, Defiance Russell 2000 LightningSpread™ Income ETF, YieldMax® AI Performance & Distribution Target 25™ ETF, YieldMax® AMD Performance & Distribution Target 25™ ETF, YieldMax® AMZN Performance & Distribution Target 25™ ETF, YieldMax® COIN Performance & Distribution Target 25™ ETF, YieldMax® MARA Performance & Distribution Target 25™ ETF, YieldMax® MSTR Performance & Distribution Target 25™ ETF, YieldMax® NVDA Performance & Distribution Target 25™ ETF, YieldMax® PLTR Performance & Distribution Target 25™ ETF, YieldMax® SMCI Performance & Distribution Target 25™ ETF and YieldMax® TSLA Performance & Distribution Target 25™ ETF, Defiance Daily Target 2X Short CVNA ETF, Defiance Daily Target 2X Short IONQ ETF, Defiance Daily Target 2X Short PLTR ETF, Defiance Daily Target 2X Short RKLB ETF, Defiance Daily Target 2X Long ANET ETF, Defiance Daily Target 2X Long ARM ETF, Defiance Daily Target 2X Long PM ETF, Defiance Daily Target 2X Long UBER ETF, Hilton BDC Corporate Bond ETF, and Nicholas Crypto Income ETF), previously filed with Post-Effective Amendment No. 342 on Form N-1A on April 25, 2025 and is incorporated herein by reference.

(26) Twenty-Seventh Amendment to the Transfer Agent Agreement (adding Defiance 2X Daily Long Pure Quantum ETF, Defiance MAGA Seven ETF, Defiance Daily Target 2X Long OKLO ETF, Defiance Daily Target 2X Long QBTS ETF, Defiance Daily Target 2X Short RGTI ETF, Defiance Daily Target 2X Short QBTS ETF, Defiance Nasdaq 100 Double Short Hedged ETF and YieldMax® Bitcoin Performance & Distribution Target 25™ ETF), previously filed with Post-Effective Amendment No. 366 on Form N-1A on June 17, 2025 and is incorporated herein by reference.
(27) Twenty-Eighth Amendment to the Transfer Agent Agreement (adding Defiance Vol Carry Hedged ETF, Defiance Enhanced Short Vol ETF, Defiance Enhanced Long Vol ETF, Defiance Leveraged Long + Income AAPL ETF, Defiance Leveraged Long + Income AMD ETF, Defiance Leveraged Long + Income AMZN ETF, Defiance Leveraged Long + Income BRK.B ETF, Defiance Leveraged Long + Income COIN ETF, Defiance Leveraged Long + Income GOOG ETF, Defiance Leveraged Long + Income HIMS ETF, Defiance Leveraged Long + Income HOOD ETF, Defiance Leveraged Long + Income META ETF, Defiance Leveraged Long + Income NFLX ETF, Defiance Leveraged Long + Income NVDA ETF, Defiance Leveraged Long + Income PLTR ETF, Defiance Leveraged Long + Income SMCI ETF, Defiance Leveraged Long + Income TSLA ETF, YieldMax® AFRM Option Income Strategy ETF, YieldMax® APP Option Income Strategy ETF, YieldMax® ARM Option Income Strategy ETF, YieldMax® AVGO Option Income Strategy ETF, YieldMax® CRWD Option Income Strategy ETF, YieldMax® GME Option Income Strategy ETF, YieldMax® HIMS Option Income Strategy ETF, YieldMax® IONQ Option Income Strategy ETF, YieldMax® LLY Option Income Strategy ETF, YieldMax® RDDT Option Income Strategy ETF, YieldMax® SPOT Option Income Strategy ETF, and YieldMax® UBER Option Income Strategy ETF) – previously filed with Post-Effective Amendment No. 391 on Form N-1A on August 4, 2025 and is incorporated herein by reference.
(28) Twenty-Ninth Amendment to the Transfer Agent Agreement (adding YieldMax® CRCL Option Income Strategy ETF, YieldMax® CRWV Option Income Strategy ETF, and YieldMax® GLXY Option Income Strategy ETF, Defiance Leveraged Long + Income CRCL ETF, Defiance Leveraged Long + Income CRWV ETF, Defiance Leveraged Long + Income GLXY ETF, Defiance Leveraged Long + Income Magnificent Seven ETF, Defiance Leveraged Long + Income Nasdaq 100 ETF, Defiance Leveraged Long + Income S&P 500 ETF, Defiance Leveraged Long + Income Ethereum ETF and Defiance Leveraged Long + Income Bitcoin ETF, and YieldMax® U.S Stocks Target Double Distribution ETF), previously filed with Post-Effective Amendment No. 421 on Form N-1A on September 8, 2025 and is incorporated herein by reference.
(29) Thirtieth Amendment to the Transfer Agent Agreement (adding Defiance Daily Target 2X Long ALAB ETF, Defiance Daily Target 2X Long APLD ETF, Defiance Daily Target 2X Long AVAV ETF, Defiance Daily Target 2X Long JOBY ETF, Defiance Daily Target 2X Long KTOS ETF, Defiance Daily Target 2X Long LMND ETF, Defiance Daily Target 2X Long NBIS ETF, Defiance Daily Target 2X Long NVTS ETF, Defiance Daily Target 2X Long OSCR ETF, Defiance Daily Target 2X Long PONY ETF, Defiance Daily Target 2X Long RCAT ETF, Defiance Daily Target 2X Long RBRK ETF and Defiance Daily Target 2X Long ZETA ETF, Defiance Daily Target 2X Long AEO ETF, Defiance Daily Target 2X Long BLSH ETF, Defiance Daily Target 2X Long DASH ETF, Defiance Daily Target 2X Long MRNA ETF, Defiance Daily Target 2X Long ET ETF, Defiance Daily Target 2X Long FIG ETF, Defiance Daily Target 2X Long IREN ETF, Defiance Daily Target 2X Long MP ETF, Defiance Daily Target 2X Long QS ETF and Defiance U.S. Dividend Equity Paid Weekly ETF), previously filed with Post-Effective Amendment No. 446 on Form N-1A on October 17, 2025 and is incorporated herein by reference.
(30) Thirty-First Amendment to the Transfer Agent Agreement (adding Defiance Leveraged Long BEAM ETF, Defiance Leveraged Long SBET ETF, Defiance Leveraged Long OPEN ETF, Defiance Leveraged Long EOSE ETF, Defiance Leveraged Long + Income BMNR ETF, Defiance Leveraged Long + Income SOFI ETF, Defiance Leveraged Long + Income XRP ETF, Defiance Leveraged Long + Income SOL ETF, CoreValues America First Technology Index ETF, Defiance Daily Target 2X Long CHWY ETF, Defiance Daily Target 2X Long CAVA ETF, Defiance Daily Target 2X Long ELF ETF, Defiance Daily Target 2X Long WYNN ETF, Defiance Daily Target 2X Long ESLT ETF, Defiance Daily Target 2X Long BMNR ETF, Defiance Daily Target 2X Short AMD ETF, Defiance Daily Target 2X Short APP ETF, Defiance Daily Target 2X Short ASTS ETF, Defiance Daily Target 2X Short AVGO ETF, Defiance Daily Target 2X Short BBAI ETF, Defiance Daily Target 2X Short BMNR ETF, Defiance Daily Target 2X Short CRCL ETF, Defiance Daily Target 2X Short HIMS ETF, Defiance Daily Target 2X Short HOOD ETF, Defiance Daily Target 2X Short INTC ETF, Defiance Daily Target 2X Short MRVL ETF, Defiance Daily Target 2X Short MU ETF, Defiance Daily Target 2X Short NVO ETF, Defiance Daily Target 2X Short OKLO ETF, Defiance Daily Target 2X Short OSCR ETF, Defiance Daily Target 2X Short SBET ETF, Defiance Daily Target 2X Short TSM ETF, Defiance Daily Target 2X Short UNH ETF, Defiance Leveraged Long DOCN ETF, Defiance Leveraged Long HTZ ETF, Defiance Leveraged Long NEGG ETF, Defiance Leveraged Long NMAX ETF, Defiance Leveraged Long RUM ETF, Defiance QTUM Options Income ETF, Defiance Daily Target 2X Long AA ETF, Defiance Daily Target 2X Long CAE ETF, Defiance Daily Target 2X Long CSCO ETF, Defiance Daily Target 2X Long EBAY ETF, Defiance Daily Target 2X Long EXEL ETF, Defiance Daily Target 2X Long IBKR ETF, Defiance Daily Target 2X Long KLAC ETF, Defiance Daily Target 2X Long MPWR ETF, Defiance Daily Target 2X Long PFE ETF, Defiance Daily Target 2X Long SE ETF, Defiance Daily Target 2X Long ERIC ETF and Defiance Daily Target 2X Long UPS ETF), previously filed with Post-Effective Amendment No. 463 on Form N-1A on November 10, 2025 and is incorporated herein by reference.

(31) Thirty-Second Amendment to the Transfer Agent Agreement (adding Quantify 2X Daily All Cap Crypto ETF, Quantify 2X Daily Alt Season Crypto ETF, Quantify 2X Daily AltAlt Season Crypto ETF, YieldMax® Hundred Club ETFs, IncomeSTKd 1x US Stocks & 1x Bitcoin Premium ETF, IncomeSTKd 1x US Stocks & 1x Gold Premium ETF, IncomeSTKd 1x Bitcoin & 1x Gold Premium ETF, IncomeSTKd 1x Treasury & 1x Gold Premium ETF, IncomeSTKd 1x Bitcoin & 1x Treasury Premium ETF, IncomeSTKd 1x US Stocks & 1x Treasury Premium ETF, IncomeQ Bitcoin & Bitcoin Treasury mNAV Harvester ETF, IncomeQ Crypto & Crypto Treasury mNAV Harvester ETF, Defiance Daily Target 2X Short APLD ETF, Defiance Daily Target 2X Short ARM ETF, Defiance Daily Target 2X Short BE ETF, Defiance Daily Target 2X Short BITF ETF, Defiance Daily Target 2X Short CLSK ETF, Defiance Daily Target 2X Short CRWV ETF, Defiance Daily Target 2X Short IREN ETF, Defiance Daily Target 2X Short JOBY ETF, Defiance Daily Target 2X Short NBIS ETF, Defiance Daily Target 2X Short NVTS ETF, Defiance Daily Target 2X Short OPEN ETF, Defiance Daily Target 2X Short ORCL ETF, Defiance Daily Target 2X Short SMR ETF, Defiance Daily Target 2X Short SNOW ETF, Defiance Daily Target 2X Short UPST ETF, Defiance Daily Target 2X Long BITF ETF, Defiance Daily Target 2X Long CLS ETF, Defiance Daily Target 2X Long HPQ ETF, Defiance Daily Target 2X Long JMIA ETF, Defiance Daily Target 2X Long LUNR ETF, Defiance Daily Target 2X Long ONDS ETF, Defiance Daily Target 2X Long RKT ETF, Defiance Daily Target 2X Long PGY ETF, Defiance Daily Target 2X Long PL ETF, Defiance Daily Target 2X Long BE ETF, Defiance Daily Target 2X Long BIIB ETF, Defiance Daily Target 2X Long BTQ ETF, Defiance Daily Target 2X Long ETHM ETF, Defiance Daily Target 2X Long JBLU ETF, Defiance Daily Target 2X Long NOK ETF, Defiance Daily Target 2X Long OXY ETF, Defiance Daily Target 2X Long RMBS ETF, Defiance Daily Target 2X Long VRTX ETF, Defiance Daily Target 2X Long WING ETF, Defiance Daily Target 2X Long ZIM ETF, Defiance Long Pure Quantum ETF, and Defiance Daily Target 2X Long WLTH ETF), previously filed with Post-Effective Amendment No. 502 on Form N-1A on December 23, 2025 and is incorporated herein by reference.
(32) Thirty-Third Amendment to the Transfer Agent Agreement (adding Chesapeake Trend-Following Fixed Income ETF, Defiance 2X Daily Long Pure Drone and Aerial Automation ETF, Defiance 2X Daily Short Pure Quantum Computing Index ETF, Defiance Daily Target 2X Long CLF ETF, Defiance Daily Target 2X Long PLUG ETF, Defiance Daily Target 2X Long UUUU ETF, Defiance Daily Target 2X Long CCJ ETF, Defiance Daily Target 2X Long DNN ETF, Defiance Daily Target 2X Long HL ETF, Defiance Daily Target 2X Long NDAQ ETF, Defiance Daily Target 2X Long PAAS ETF, Defiance Daily Target 2X Long PATH ETF, Defiance Daily Target 2X Long POET ETF, Defiance Daily Target 2X Long COMM ETF, Defiance Daily Target 2X Long AMKR ETF, Defiance Daily Target 2X Short RKT ETF, Defiance AdvMicrDev LightningSpread™ Income ETF, Defiance AAPL LightningSpread™ Income ETF, Defiance Blkstne LightningSpread™ Income ETF, Defiance CRCL LightningSpread™ Income ETF, Defiance COIN LightningSpread™ Income ETF, Defiance FcBk LightningSpread™ Income ETF, Defiance MSTR LightningSpread™ Income ETF, Defiance NVDA LightningSpread™ Income ETF, Defiance ORCL LightningSpread™ Income ETF, Defiance PLTR LightningSpread™ Income ETF, Defiance TSLA LightningSpread™ Income ETF, Nicholas Bitcoin and Treasuries AfterDark ETF, Nicholas Bitcoin Tail ETF, Nicholas Gold Income ETF, Nicholas Silver Income ETF, Nicholas Nuclear Income ETF, Nicholas Defense and Rare Earth Income ETF, YieldMax® WarTech & Cyber Defense Portfolio Option Income ETF, YieldMax® Strategic Metals & Mining Portfolio Option Income ETF, YieldMax® Digital Finance Ecosystem Portfolio Option Income ETF, YieldMax® RoboTech & Automation Portfolio Option Income ETF and YieldMax® Top Ten ETFs), previously filed with Post-Effective Amendment No. 517 on Form N-1A on January 26, 2026 and is incorporated herein by reference.
(33) Thirty-Fourth Amendment to the Transfer Agent Agreement (adding Defiance Bitcoin LightningSpread™ Income ETF, Defiance Ethereum LightningSpread™ Income ETF, Defiance Gold LightningSpread™ Income ETF, Defiance Gold Miners LightningSpread™ Income ETF, Defiance Silver LightningSpread™ Income ETF, Defiance Solana LightningSpread™ Income ETF, and Defiance XRP LightningSpread™ Income ETF), previously filed with Post-Effective Amendment No. 527 on Form N-1A on February 9, 2026, and is incorporated herein by reference.
(34) Thirty-Fifth Amendment to the Transfer Agent Agreement (adding Defiance Daily Target 2X Long AMTM ETF) - to be filed by amendment.
(35) Thirty-Sixth Amendment to the Transfer Agent Agreement (adding Portfolio Building Block 1X Inverse US Large Cap Daily Target ETF and Portfolio Building Block 1X Inverse US Growth and Innovation Daily Target ETF) - to be filed by amendment.
(36) Thirty-Seventh Amendment to the Transfer Agent Agreement (adding Defiance Daily Target 2X Long ABTC ETF, Defiance Daily Target 2X Long GCT ETF, Defiance Daily Target 2X Long LUMN ETF, Defiance Daily Target 2X Long MDLN ETF, Defiance Daily Target 2X Long PINS ETF, Defiance Daily Target 2X Long ROKU ETF, Defiance Daily Target 2X Long SATS ETF, Defiance Daily Target 2X Long SNDL ETF, Defiance Daily Target 2X Long TLRY ETF, Defiance Daily Target 2X Long WBD ETF and Defiance Daily Target 2X Long XOVR ETF) - to be filed by amendment.

(37) Thirty-Eighth Amendment to the Transfer Agent Agreement (adding Defiance Space Data Center Leaders ETF and Defiance Pure Space Daily 2X Strategy ETF) - to be filed by amendment.
(38) Thirty-Ninth Amendment to the Transfer Agent Agreement (adding Defiance Daily Target 2X Long Discord ETF) - to be filed by amendment.
(39) Fortieth Amendment to the Transfer Agent Agreement (adding Defiance Daily Target 2X Long ASTS ETF, Defiance Daily Target 2X Long BKSY ETF, Defiance Daily Target 2X Long COHR ETF, Defiance Daily Target 2X Long ENVX ETF, Defiance Daily Target 2X Long FRSH ETF, Defiance Daily Target 2X Long GSAT ETF, Defiance Daily Target 2X Long JD ETF, Defiance Daily Target 2X Long LEU ETF, Defiance Daily Target 2X Long OUST ETF, Defiance Daily Target 2X Long RDW ETF, Defiance Daily Target 2X Long RVMD ETF, Defiance Daily Target 2X Long STX ETF and Defiance Daily Target 2X Long VSAT ETF) - to be filed by amendment.
(40) Forty-First Amendment to the Transfer Agent Agreement (adding Defiance Daily Target 2X Long RYAAY ETF, Defiance Daily Target 2X Long UMAC ETF, Defiance Daily Target 2X Long WYFI ETF, Defiance Daily Target 2X Long ABAT ETF, Defiance Daily Target 2X Long PRME ETF, Defiance Daily Target 2X Long KULR ETF, Defiance Daily Target 2X Long SPCE ETF, Defiance Daily Target 2X Long ALMU ETF, Defiance Daily Target 2X Long FJET ETF and Defiance Daily Target 2X Long RYCEY ETF) – to be filed by amendment.
(41) Forty-Second Amendment to the Transfer Agent Agreement (adding Fitz-Gerald Must Have Portfolio® ETF and Fitz-Gerald Must Have Portfolio® and Options Overlay ETF) – to be filed by amendment.
(42) Forty-Third Amendment to the Transfer Agent Agreement (adding Daily Target 2X Long OPTT ETF, Defiance Daily Target 2X Long SIDU ETF, Defiance Daily Target 2X Long SSNLF ETF, Defiance Daily Target 2X Long HXSCL ETF, and Defiance Daily Target 2X Long KRKNF ETF) – to be filed by amendment.
(43) Forty-Fourth Amendment to the Transfer Agent Agreement (adding Return Stacked® International Stocks & Managed Futures ETF) – to be filed by amendment.
(44) Forty-Fifth Amendment to the Transfer Agent Agreement (adding Defiance Daily Target 2X Long AMPX ETF, Defiance Daily Target 2X Long BEAT ETF, Defiance Daily Target 2X Long KOPN ETF, Defiance Daily Target 2X Long LTRX ETF, Defiance Daily Target 2X Long OSS ETF, Defiance Daily Target 2X Long REKR ETF, Defiance Daily Target 2X Long VELO ETF, Defiance Daily Target 2X Long YALL ETF, and Defiance Daily Target 2X Long YSS ETF) – to be filed by amendment.
(vii)	Semi-Transparent ETF Transfer Agent Servicing Agreement, previously filed with Post-Effective Amendment No. 74 on Form N-1A on April 11, 2023 and is incorporated herein by reference.
(viii)	Powers of Attorney, previously filed with Post-Effective Amendment No. 513 on Form N-1A on January 13, 2026 and is incorporated herein by reference.
(ix)	Futures Trading Advisory Agreement between Toroso Investments, LLC and ReSolve Asset Management SEZC (Cayman) (for the Return Stacked® Bonds & Managed Futures ETF and Return Stacked® U.S. Stocks & Managed Futures ETF), previously filed with Post-Effective Amendment No. 131 on Form N-1A on October 25, 2023 and is incorporated herein by reference.
(i) First Amendment to the Futures Trading Advisory Agreement between Tidal Investment LLC and ReSolve Asset Management SEZC (Cayman) (for the Return Stacked® Bonds & Futures Yield ETF and Return Stacked® U.S. Equity & Futures Yield ETF), previously filed with Post-Effective Amendment No. 204 on Form N-1A on April 19, 2024 and is incorporated herein by reference.
(ii) Second Amendment to the Futures Trading Advisory Agreement between Tidal Investments LLC and ReSolve Asset Management SEZC (Cayman) (for the Return Stacked® U.S. Stocks & Gold/Bitcoin ETF) – previously filed with Post-Effective Amendment No. 342 on Form N-1A on April 25, 2025 and is incorporated herein by reference
(x)	Futures Trading Advisory Agreement between Toroso Investments, LLC and Chesapeake Capital Corporation (for the Blueprint Chesapeake Multi-Asset Trend ETF), previously filed with Post-Effective Amendment No. 103 on Form N-1A on June 30, 2023 and is incorporated herein by reference.
(xi)	Futures Trading Advisory Agreement between Tidal Investments LLC and Chesapeake Capital Corporation (for the Cambria Chesapeake Pure Trend ETF), previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.
(xii)	Form of ETF Support Agreement by and among Toroso Investments, LLC, Tidal ETF Services, LLC, and one or more fund sponsor(s), previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(xiii)	Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of each series of the Trust) and various Aberdeen trusts (on behalf of each series), previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(xiv)	Rule 12d1-4 Fund of Funds Investment Agreement between the Trust and various BlackRock and iShares trusts (on behalf of each series), previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(xv)	Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of certain series of the Trust) and Direxion Shares ETF Trust (on behalf of certain series of the Trust), previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.

(i) Amendment to Rule 12d1-4 Excluded Series (Funds) of the Direxion Shares ETF Trust, previously filed with Post-Effective Amendment No. 211 on Form N-1A on May 10, 2024 and is incorporated herein by reference.
(xvi)	Amended and Restated Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of certain series of the Trust) and Fidelity Merrimack Street Trust, Fidelity Covington Trust, Fidelity Commonwealth Trust and Fidelity Greenwood Trust (on behalf of certain series of the Trust), previously filed with Post-Effective Amendment No. 363 on Form N-1A on June 10, 2025 and is incorporated herein by reference.
(xvii)	Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of each series of the Trust) and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust, previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(xviii)	Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of certain series of the Trust) and PIMCO ETF Trust and PIMCO Equity Series (on behalf of certain series of the Trust), previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(xix)	Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of certain series of the Trust) and ProShares Trust, previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(xx)	Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of certain series of the Trust) and The Select Sector SPDR Trust, previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(xxi)	Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of certain series of the Trust) and SPDR Series Trust, SPDR Index Shares Funds, and SSGA Active Trust, previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(xxii)	Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of each series of the Trust) and VanEck ETF (on behalf of certain series), previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(xxiii)	Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of certain series of the Trust) and Vanguard Funds (on behalf of certain series), previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(xxiv)	Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of certain series of the Trust) and Cambria ETF Trust (on behalf of certain series), previously filed with Post-Effective Amendment No. 130 on Form N-1A on October 6, 2023and is incorporated herein by reference.
(1) Amendment to Rule 12d1-4 Fund of Funds Investment Agreement, previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.
(xxv)	Fee Waiver Agreement between the Trust (on behalf of the DGA Core Plus Absolute Return ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 281 on Form N-1A on November 22, 2024 and is incorporated herein by reference.
(xxvi)	Fee Waiver Agreement between the Trust (on behalf of the CoreValues Alpha Greater China Growth ETF) and Toroso Investments, LLC, previously filed with Post-Effective Amendment No. 124 on Form N-1A on September 20, 2023 and is incorporated herein by reference.
(xxvii)	Fee Waiver Agreement between the Trust (on behalf of the Peerless Option Income Wheel ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 386 on Form N-1A on July 25, 2025, and is incorporated herein by reference.
(xxviii)	Fee Waiver Agreement between the Trust (on behalf of the YieldMax® Ultra Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 171 on Form N-1A on February 16, 2024 and is incorporated herein by reference.
(xxix)	Fee Waiver Agreement between the Trust (on behalf of the Quantify Absolute Income ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 375 on Form N-1A on July 3, 2025, and is incorporated herein by reference.
(xxx)	Fee Waiver Agreement between the Trust (on behalf of the YieldMax® Ultra Short Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 311 on Form N-1A on February 13, 2025, and is incorporated herein by reference.
(xxxi)	Fee Waiver Agreement between the Trust (on behalf of the Defiance Leveraged Long + Income MSTR ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 363 on Form N-1A on June 10, 2025 and is incorporated herein by reference.
(xxxii)	Fee Waiver Agreement between the Trust (on behalf of the Return Stacked® Global Stocks & Bonds ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 375 on Form N-1A on July 3, 2025, and is incorporated herein by reference.
(xxxiii)	Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of certain series of the Trust) and EA Series Trust – previously filed with Post-Effective Amendment No. 383 on Form N-1A on July 23, 2025, and is incorporated herein by reference.

	(xxxiv)	Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of certain series of the Trust) and Listed Funds Trust, previously filed with Post-Effective Amendment No. 446 on Form N-1A on October 17, 2025 and is incorporated herein by reference.
	(xxxv)	Fee Waiver Agreement between the Trust (on behalf of Quantify 2X Daily Alt Season Crypto ETF), previously filed with Post-Effective Amendment No. 505 on Form N-1A on January 2, 2026 and is incorporated herein by reference.
	(xxxvi)	Fee Waiver Agreement between the Trust (on behalf of IncomeSTKd 1x US Stocks & 1x Bitcoin Premium ETF, IncomeSTKd 1x Bitcoin & 1x Gold Premium ETF and IncomeQ Bitcoin & Bitcoin Treasury mNAV Harvester ETF), previously filed with Post-Effective Amendment No. 514 on Form N-1A on January 16, 2026 and is incorporated herein by reference.
	(xxxvii)	Fee Waiver Agreement between the Trust (on behalf of Clockwise U.S. Core Equity ETF), previously filed with Post-Effective Amendment No. 501 on Form N-1A on December 23, 2025 and is incorporated herein by reference.
	(xxxviii)	Fee Waiver Agreement between the Trust (on behalf of YieldMax® Hundred Club ETFs), previously filed with Post-Effective Amendment No. 516 on Form N-1A on January 22, 2026 and is incorporated herein by reference.
	(xxxix)	Fee Waiver Agreement between the Trust (on behalf of YieldMax® Top Ten ETFs), previously filed with Post-Effective Amendment No. 530 on Form N-1A on February 13, 2026 and is incorporated herein by reference.
(i)	(i)	Opinion and Consent of Counsel (for the Carbon Collective Climate Solutions U.S. Equity ETF), previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.
	(ii)	Opinion and Consent of Counsel (for the YieldMax® AAPL Option Income Strategy ETF, YieldMax® AMZN Option Income Strategy ETF, YieldMax® BRK.B Option Income Strategy ETF, YieldMax® COIN Option Income Strategy ETF, YieldMax® META Option Income Strategy ETF, YieldMax® GOOG Option Income Strategy ETF, YieldMax® NFLX Option Income Strategy ETF, YieldMax® NVDA Option Income Strategy ETF, YieldMax® XYZ Option Income Strategy ETF, and YieldMax® TSLA Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 32 on Form N-1A on November 21, 2022 and is incorporated herein by reference.
	(iii)	Opinion and Consent of Counsel (for the YieldMax® ARKK Option Income Strategy ETF, YieldMax® KWEB Option Income Strategy ETF, YieldMax® GDX Option Income Strategy ETF, YieldMax® XBI Option Income Strategy ETF, and YieldMax® TLT Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 33 on Form N-1A on November 21, 2022 and is incorporated herein by reference.
	(iv)	Opinion and Consent of Counsel (for the Senior Secured Credit Opportunities ETF), previously filed with Post-Effective Amendment No. 15 on Form N-1A on October 13, 2022 and is incorporated herein by reference.
	(v)	Opinion and Consent of Counsel (for the Nicholas Fixed Income Alternative ETF), previously filed with Post-Effective Amendment No. 34 on Form N-1A on November 22, 2022 and is incorporated herein by reference.
	(vi)	Opinion and Consent of Counsel (for the Pinnacle Focused Opportunities ETF), previously filed with Post-Effective Amendment No. 45 on Form N-1A on December 28, 2022 and is incorporated herein by reference.
	(vii)	Opinion and Consent of Counsel (for the Tactical Advantage ETF), previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
	(viii)	Opinion and Consent of Counsel (for the Return Stacked® Bonds & Managed Futures ETF and Return Stacked® Global Stocks & Bonds ETF), previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
	(ix)	Opinion and Consent of Counsel (for the DGA Absolute Return ETF), previously filed with Post-Effective Amendment No. 79 on April 14, 2023.
	(x)	Opinion and Consent of Counsel (for the Veridien Climate Action ETF), previously filed with Post-Effective Amendment No. 74 on Form N-1A on April 11, 2023 and is incorporated herein by reference.
	(xi)	Opinion and Consent of Counsel (for the Roundhill Generative AI & Technology ETF), previously filed with Post-Effective Amendment No. 88 on Form N-1A on May 12, 2023 and is incorporated herein by reference.
	(xii)	Opinion and Consent of Counsel (for the Blueprint Chesapeake Multi-Asset Trend ETF), previously filed with Post-Effective Amendment No. 102 on Form N-1A on June 27, 2023 and is incorporated herein by reference.
	(xiii)	Opinion and Consent of Counsel (for the Cboe Validus S&P 500 Dynamic PutWrite Index ETF), previously filed with Post-Effective Amendment No. 107 on Form N-1A on July 25, 2023 and is incorporated herein by reference.
	(xiv)	Opinion and Consent of Counsel (for the Grizzle Growth ETF), previously filed with Post-Effective Amendment No. 109 on Form N-1A on August 7, 2023 and is incorporated herein by reference.
	(xv)	Opinion and Consent of Counsel (for Psychedelics Companies), previously filed with Post-Effective Amendment No. 479 on Form N-1A on November 24, 2025 and is incorporated herein by reference.
	(xvi)	Opinion and Consent of Counsel (for the YieldMax® ABNB Option Income Strategy ETF, YieldMax® AMD Option Income Strategy ETF, YieldMax® MRNA Option Income Strategy ETF, YieldMax® PYPL Option Income Strategy ETF, YieldMax® DIS Option Income Strategy ETF, YieldMax® JPM Option Income Strategy ETF, YieldMax® MSFT Option Income Strategy ETF, and YieldMax® XOM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 111 on Form N-1A on August 14, 2023 and is incorporated herein by reference.
	(xvii)	Opinion and Consent of Counsel (for the CoreValues Alpha Greater China Growth ETF), previously filed with Post-Effective Amendment No. 124 on Form N-1A on September 20, 2023 and is incorporated herein by reference.

(xviii)	Opinion and Consent of Counsel (for the Defiance S&P 500 Weekly Distribution ETF (f/k/a Defiance Nasdaq 100 Enhanced Options Income ETF), Defiance S&P 500 Weekly Distribution ETF (f/ka Defiance S&P 500 Enhanced Options Income ETF) and Defiance R2000 Weekly Distribution ETF (Defiance R2000 Enhanced Options Income ETF)), previously filed with Post-Effective Amendment No. 117 on Form N-1A on August 25, 2023 and is incorporated herein by reference.
(xix)	Opinion and Consent of Counsel (for the Return Stacked® U.S. Stocks & Managed Futures ETF), previously filed with Post-Effective Amendment No. 118 on Form N-1A on August 29, 2023 and is incorporated herein by reference.
(xx)	Opinion and Consent of Counsel (for the YieldMax® ADBE Option Income Strategy ETF, YieldMax® AI Option Income Strategy ETF, YieldMax® BA Option Income Strategy ETF, YieldMax® BIIB Option Income Strategy ETF, YieldMax® INTC Option Income Strategy ETF, YieldMax® NKE Option Income Strategy ETF, YieldMax® ORCL Option Income Strategy ETF, YieldMax® ROKU Option Income Strategy ETF, YieldMax® SNOW Option Income Strategy ETF, YieldMax® TGT Option Income Strategy ETF and YieldMax® ZM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 130 on Form N-1A on October 6, 2023 and is incorporated herein by reference.
(xxi)	Opinion and Consent of Counsel (for the Hilton Small-MidCap Opportunity ETF), previously filed with Post-Effective Amendment No. 135 on Form N-1A on November 20, 2023 and is incorporated herein by reference.
(xxii)	Opinion and Consent of Counsel (for the Quantify Absolute Income ETF), previously filed with Post-Effective Amendment No. 197 on Form N-1A on April 5, 2024 and is incorporated herein by reference.
(xxiii)	Opinion and Consent of Counsel (for the YieldMax® Universe Fund of Option Income ETFs and YieldMax® Magnificent 7 Fund of Option Income ETFs), previously filed with Post-Effective Amendment No. 153 on Form N-1A on January 8, 2024 and is incorporated herein by reference.
(xxiv)	Opinion and Consent of Counsel (for the Defiance Treasury Alternative Yield ETF), previously filed with Post-Effective Amendment No. 155 on Form N-1A on January 23, 2024 and is incorporated herein by reference.
(xxv)	Opinion and Consent of Counsel (for the iREIT - MarketVector Quality REIT Index ETF), previously filed with Post-Effective Amendment No. 181 on Form N-1A on February 29, 2024 and is incorporated herein by reference.
(xxvi)	Opinion and Consent of Counsel (for the Defiance Developed Markets Enhanced Options Income ETF and Defiance Emerging Markets Enhanced Options Income ETF), previously filed with Post-Effective Amendment No. 165 on Form N-1A on February 1, 2024 and is incorporated herein by reference.
(xxvii)	Opinion and Consent of Counsel (for YieldMax® Ultra Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 171 on Form N-1A on February 16, 2024 and is incorporated herein by reference.
(xxviii)	Opinion and Consent of Counsel (for YieldMax® MSTR Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 172 on Form N-1A on February 20, 2024 and is incorporated herein by reference.
(xxix)	Opinion and Consent of Counsel (for the Carbon Collective Short Duration Green Bond ETF), previously filed with Post-Effective Amendment No. 196 on Form N-1A on April 2, 2024 and is incorporated herein by reference.
(xxx)	Opinion and Consent of Counsel (for the Defiance Nasdaq 100 Target Income ETF, Defiance S&P 500 Target Income ETF and Defiance R2000 Target Income ETF), previously filed with Post-Effective Amendment No. 177 on Form N-1A on February 28, 2024 and is incorporated herein by reference.
(xxxi)	Opinion and Consent of Counsel (for the YieldMax® TSLA Short Option Income Strategy ETF, YieldMax® Innovation Short Option Income Strategy ETF, YieldMax® NVDA Short Option Income Strategy ETF, YieldMax® COIN Short Option Income Strategy ETF and YieldMax® AAPL Short Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 182 on Form N-1A on March 4, 2024 and is incorporated herein by reference.
(xxxii)	Opinion and Consent of Counsel (for the YieldMax® N100 Short Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 183 on Form N-1A on March 5, 2024 and is incorporated herein by reference.
(xxxiii)	Opinion and Consent of Counsel (for the Even Herd Long Short ETF), previously filed with Post-Effective Amendment No. 194 on Form N-1A on March 26, 2024 and is incorporated herein by reference.
(xxxiv)	Opinion and Consent of Counsel (for the Peerless Option Wheel ETF), previously filed with Post-Effective Amendment No. 211 on Form N-1A on May 10, 2024 and is incorporated herein by reference.
(xxxv)	Opinion and Consent of Counsel (for the YieldMax® Bitcoin Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 203 on Form N-1A on April 17, 2024 and is incorporated herein by reference.
(xxxvi)	Opinion and Consent of Counsel (for the Return Stacked® Bonds & Futures Yield ETF and Return Stacked® U.S. Stocks & Futures Yield ETF), previously filed with Post-Effective Amendment No. 204 on Form N-1A on April 19, 2024 and is incorporated herein by reference.
(xxxvii)	Opinion and Consent of Counsel (for the Defiance Gold Enhanced Options Income ETF, Defiance Silver Enhanced Options Income ETF, Defiance Oil Enhanced Options Income ETF, and Defiance Treasury Enhanced Options Income ETF), previously filed with Post-Effective Amendment No. 206 on Form N-1A on April 29, 2024 and is incorporated herein by reference.
(xxxviii)	Opinion and Consent of Counsel (for the Clockwise U.S. Core Equity ETF (formerly Clockwise Core Equity & Innovation ETF)), previously filed with Post-Effective Amendment No. 224 on Form N-1A on June 11, 2024 and is incorporated herein by reference.
(xxxix)	Opinion and Consent of Counsel (for the Cambria Chesapeake Pure Trend ETF), previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.

(xl)	Opinion and Consent of Counsel (for the Defiance Daily Target 2X Long Cooper ETF, Defiance Daily Target 2X Long RIOT ETF (formerly known as Defiance Daily Target 2X Long Carbon ETF), Defiance Daily Target 2X Long China Dragons ETF (formerly known as Defiance Daily Target 2X Long Lithium ETF), Defiance Daily Target 2X Long Solar ETF and Defiance Daily Target 2X Long Uranium ETF), previously filed with Post-Effective Amendment No. 297 on Form N-1A on December 30, 2024 and is incorporated herein by reference.
(xli)	Opinion and Consent of Counsel (for the Defiance Daily Target 2X Long LLY ETF, Defiance Daily Target 2X Long MSTR ETF, Defiance Daily Target 2X Long NVO ETF, Defiance Daily Target 2X Long PANW ETF and Defiance Daily Target 2X Long SMCI ETF), previously filed with Post-Effective Amendment No. 222 on Form N-1A on June 4, 2024 and is incorporated herein by reference.
(xlii)	Opinion and Consent of Counsel (for the Defiance Daily Target 1.5X Short MSTR ETF) previously filed with Post-Effective Amendment No. 225 on Form N-1A on June 17, 2024 and is incorporated herein by reference.
(xliii)	Opinion and Consent of Counsel (for the YieldMax® BABA Option Income Strategy ETF, YieldMax® CVNA Option Income Strategy ETF, YieldMax® DKNG Option Income Strategy ETF, YieldMax® HOOD Option Income Strategy ETF, YieldMax® JD Option Income Strategy ETF, YieldMax® MARA Option Income Strategy ETF, YieldMax® PDD Option Income Strategy ETF, YieldMax® PLTR Option Income Strategy ETF, YieldMax® RBLX Option Income Strategy ETF, YieldMax® SHOP Option Income Strategy ETF, YieldMax® SMCI Option Income Strategy ETF, and YieldMax® TSM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 241 on Form N-1A on July 30, 2024, and is incorporated herein by reference.
(xliv)	Opinion and Consent of Counsel (for the YieldMax® Ether Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 259 on Form N-1A on September 9, 2024, and is incorporated herein by reference.
(xlv)	Opinion and Consent of Counsel (for the STKd 100% Bitcoin & 100% Gold ETF (f/k/a STKD Bitcoin & Gold ETF), previously filed with Post-Effective Amendment No. 264 on Form N-1A on September 23, 2024 and is incorporated herein by reference.
(xlvi)	Opinion and Consent of Counsel (for the YieldMax® Target 12™ Semiconductor Option Income ETF, YieldMax® Target 12™ Biotech & Pharma Option Income ETF, YieldMax® Target 12™ Energy Option Income ETF, YieldMax® Target 12™ Real Estate Option Income ETF, YieldMax® Target 12™ Tech & Innovation Option Income ETF and YieldMax® Target 12™ Big 50 Option Income ETF), previously filed with Post-Effective Amendment No. 277 on Form N-1A on November 8, 2024 and is incorporated herein by reference.
(xlvii)	Opinion and Consent of Counsel (for the Nicholas Global Equity and Income ETF), previously filed with Post-Effective Amendment No. 238 on Form N-1A on July 23, 2024 and is incorporated herein by reference.
(xlviii)	Opinion and Consent of Counsel (for the Defiance Large Cap ex-Mag 7 ETF), previously filed with Post-Effective Amendment No. 266 on Form N-1A on October 11, 2024 and is incorporated herein by reference.
(xlix)	Opinion and Consent of Counsel (for the YieldMax® Dorsey Wright Hybrid 5 Income ETF, and YieldMax® Dorsey Wright Featured 5 Income ETF), previously filed with Post-Effective Amendment No. 288 on Form N-1A on December 10, 2024 and is incorporated herein by reference.
(l)	Opinion and Consent of Counsel (for the YieldMax® AI & Tech Portfolio Option Income Portfolio ETF, YieldMax® Crypto Industry & Tech Portfolio Option Income ETF, YieldMax® China Portfolio Option Income ETF, YieldMax® Semiconductor Portfolio Option Income ETF and YieldMax® Biotech & Pharma Portfolio Option Income ETF), previously filed with Post-Effective Amendment No. 286 on Form N-1A on December 2, 2024 and is incorporated herein by reference.
(li)	Opinion and Consent of Counsel (for the YieldMax® Ultra Short Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 311 on Form N-1A on February 13, 2025, and is incorporated herein by reference.
(lii)	Opinion and Consent of Counsel (for the Return Stacked® Bonds & Merger Arbitrage ETF), previously filed with Post-Effective Amendment No. 291 on Form N-1A on December 16, 2024 and is incorporated herein by reference.
(liii)	Opinion and Consent of Counsel (for the Defiance Daily Target 2X Long SOFI ETF, Defiance Daily Target 2X Long AMAT ETF, Defiance Daily Target 2X Long B ETF, Defiance Daily Target 2X Long ORCL ETF, Defiance Daily Target 2X Long FSLR ETF and Defiance Daily Target 2X Long DKNG ETF), previously filed with Post-Effective Amendment No. 299 on Form N-1A on January 14, 2025 and is incorporated herein by reference.
(liv)	Opinion and Consent of Counsel (for the Defiance Daily Target 2X Long Pure Quantum ETF, Defiance Hot Sauce Daily 3X Strategy ETF and Defiance MAGA Seven ETF) – previously filed with Post-Effective Amendment No. 376 on Form N-1A on July 9, 2025 and is incorporated herein by reference.
(lv)	Opinion and Consent of Counsel (for the YieldMax® Nasdaq 100 0DTE Covered Call Strategy ETF, YieldMax® S&P 500 0DTE Covered Call Strategy ETF, and YieldMax® R2000 0DTE Covered Call Strategy ETF), previously filed with Post-Effective Amendment No. 307 on Form N-1A on February 4, 2025 and is incorporated herein by reference.
(lvi)	Opinion and Consent of Counsel (for the Defiance AI & Power Infrastructure ETF), previously filed with Post-Effective Amendment No. 309 on Form N-1A on February 7, 2025 and is incorporated herein by reference.
(lvii)	Opinion and Consent of Counsel (for the STKd 100% COIN & 100% NVDA ETF, STKd 100% NVDA & 100% MSTR ETF, STKd 100% MSTR & 100% COIN ETF, STKd 100% COIN & 100% HOOD ETF, STKd 100% NVDA & 100% AMD ETF, STKd 100% TSLA & 100% MSTR ETF, STKd 100% TSLA & 100% NVDA ETF, STKd 100% SMCI & 100% NVDA ETF, STKd 100% UBER & 100% TSLA ETF and STKd 100% META & 100% AMZN ETF), previously filed with Post-Effective Amendment No. 316 on Form N-1A on February 24, 2025 and is incorporated herein by reference.

(lviii)	Opinion and Consent of Counsel (for the YieldMax® MSTR Short Option Income Strategy ETF, YieldMax® AMD Short Option Income Strategy ETF, YieldMax® AMZN Short Option Income Strategy ETF, YieldMax® MARA Short Option Income Strategy ETF, YieldMax® BITCOIN Short Option Income Strategy ETF, YieldMax® META Short Option Income Strategy ETF and YieldMax® SMCI Short Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 329 on Form N-1A on March 21, 2025 and is incorporated herein by reference.
(lix)	Opinion and Consent of Counsel (for the Defiance Leveraged Long MSTR ETF and Defiance Leveraged Long + Income MSTR ETF), previously filed with Post-Effective Amendment No. 330 on Form N-1A on March 21, 2025 and is incorporated herein by reference.
(lx)	Opinion and Consent of Counsel (for the Defiance Daily Target 2X Long HIMS ETF, Defiance Daily Target 2X Long IONQ ETF, Defiance Daily Target 2X Long RKLB ETF, Defiance Daily Target 2X Long CVNA ETF, Defiance Daily Target 2X Long HOOD ETF, Defiance Daily Target 2X Long VST ETF, Defiance Daily Target 2X Long JPM ETF, Defiance Daily Target 2X Long PENN ETF, Defiance Daily Target 2X Long SOUN ETF, Defiance Daily Target 2X Long MRVL ETF and Defiance Daily Target 2X Long RGTI ETF), previously filed with Post-Effective Amendment No. 327 on Form N-1A on March 11, 2025 and is incorporated herein by reference.
(lxi)	Opinion and Consent of Counsel (for the Defiance Daily Target 2X Short RIOT ETF, Defiance Daily Target 2X Short SMCI ETF and Defiance Daily Target 2X Short LLY ETF), previously filed with Post-Effective Amendment No. 336 on Form N-1A on March 31, 2025 and is incorporated herein by reference.
(lxii)	Opinion and Consent of Counsel (for the Defiance Daily Target 2X Long DJT ETF and Defiance Daily Target 2X Long RDDT ETF), previously filed with Post-Effective Amendment No. 339 on Form N-1A on April 8, 2025 and is incorporated herein by reference.
(lxiii)	Opinion and Consent of Counsel (for the Return Stacked® U.S. Stocks & Gold/Bitcoin ETF), previously filed with Post-Effective Amendment No. 342 on Form N-1A on April 25, 2025 and is incorporated herein by reference
(lxiv)	Opinion and Consent of Counsel (for the Defiance Trillion Dollar Club Index ETF), previously filed with Post-Effective Amendment No. 345 on Form N-1A on April 30, 2025 and is incorporated herein by reference.
(lxv)	Opinion and Consent of Counsel (for the Defiance Nasdaq 100 LightningSpread™ Income ETF, Defiance S&P 500 LightningSpread™ Income ETF, and Defiance Russell 2000 LightningSpread™ Income ETF), previously filed with Post-Effective Amendment No. 351 on Form N-1A on May 23, 2025 and is incorporated herein by reference.
(lxvi)	Opinion and Consent of Counsel (for the YieldMax® AI Performance & Distribution Target 25™ ETF, YieldMax® AMD Performance & Distribution Target 25™ ETF, YieldMax® AMZN Performance & Distribution Target 25™ ETF, YieldMax® COIN Performance & Distribution Target 25™ ETF, YieldMax® MARA Performance & Distribution Target 25™ ETF, YieldMax® MSTR Performance & Distribution Target 25™ ETF, YieldMax® NVDA Performance & Distribution Target 25™ ETF, YieldMax® PLTR Performance & Distribution Target 25™ ETF, YieldMax® SMCI Performance & Distribution Target 25™ ETF and YieldMax® TSLA Performance & Distribution Target 25™ ETF), previously filed with Post-Effective Amendment No. 436 on Form N-1A on October 3, 2025 and is incorporated herein by reference.
(lxvii)	Opinion and Consent of Counsel (for the Defiance Daily Target 2X Short CVNA ETF, Defiance Daily Target 2X Short IONQ ETF, Defiance Daily Target 2X Short PLTR ETF and Defiance Daily Target 2X Short RKLB ETF), previously filed with Post-Effective Amendment No. 348 on Form N-1A on May 13, 2025 and is incorporated herein by reference.
(lxviii)	Opinion and Consent of Counsel (for the Defiance Daily Target 2X Long ANET ETF, Defiance Daily Target 2X Long ARM ETF, Defiance Daily Target 2X Long PM ETF, and Defiance Daily Target 2X Long UBER ETF) – previously filed with Post-Effective Amendment No. 349 on Form N-1A on May 16, 2025 and is incorporated herein by reference.
(lxix)	Opinion and Consent of Counsel (for the Hilton BDC Corporate Bond ETF), previously filed with Post-Effective Amendment No. 356 on Form N-1A on June 2, 2025 and is incorporated herein by reference.
(lxx)	Opinion and Consent of Counsel (for YieldMax® Bitcoin Performance & Distribution Target 25™ ETF), previously filed with Post-Effective Amendment No. 443 on Form N-1A on October 10, 2025 and is incorporated herein by reference.
(lxxi)	Opinion and Consent of Counsel (for the Nicholas Crypto Income ETF), previously filed with Post-Effective Amendment No. 363 on Form N-1A on June 10, 2025 and is incorporated herein by reference.
(lxxii)	Opinion and Consent of Counsel (for the Defiance Daily Target 2X Long OKLO ETF, Defiance Daily Target 2X Long QBTS ETF, Defiance Daily Target 2X Short RGTI ETF and Defiance Daily Target 2X Short QBTS ETF), previously filed with Post-Effective Amendment No. 366 on Form N-1A on June 17, 2025 and is incorporated herein by reference.
(lxxiii)	Opinion and Consent of Counsel (for the Defiance Nasdaq 100 Double Short Hedged ETF), previously filed with Post-Effective Amendment No. 372 on Form N-1A on June 27, 2025 and is incorporated herein by reference.
(lxxiv)	Opinion and Consent of Counsel (for the Defiance Vol Carry Hedged ETF, Defiance Enhanced Short Vol ETF and Defiance Enhanced Long Vol ETF), previously filed with Post-Effective Amendment No. 382 on Form N-1A on July 15, 2025, is hereby incorporated by reference.
(lxxv)	Opinion and Consent of Counsel (for the Defiance Leveraged Long + Income AAPL ETF, Defiance Leveraged Long + Income AMD ETF, Defiance Leveraged Long + Income AMZN ETF, Defiance Leveraged Long + Income BRK.B ETF, Defiance Leveraged Long + Income COIN ETF, Defiance Leveraged Long + Income GOOG ETF, Defiance Leveraged Long + Income HIMS ETF, Defiance Leveraged Long + Income HOOD ETF, Defiance Leveraged Long + Income META ETF, Defiance Leveraged Long + Income NFLX ETF, Defiance Leveraged Long + Income NVDA ETF, Defiance Leveraged Long + Income PLTR ETF, Defiance Leveraged Long + Income SMCI ETF, and Defiance Leveraged Long + Income TSLA ETF), previously filed with Post-Effective Amendment No. 399 on Form N-1A on August 15, 2025, is hereby incorporated by reference.
(lxxvi)	Opinion and Consent of Counsel (for the YieldMax® AFRM Option Income Strategy ETF, YieldMax® APP Option Income Strategy ETF, YieldMax® ARM Option Income Strategy ETF, YieldMax® AVGO Option Income Strategy ETF, YieldMax® CRWD Option Income Strategy ETF, YieldMax® GME Option Income Strategy ETF, YieldMax® HIMS Option Income Strategy ETF, YieldMax® IONQ Option Income Strategy ETF, YieldMax® LLY Option Income Strategy ETF, YieldMax® RDDT Option Income Strategy ETF, YieldMax® SPOT Option Income Strategy ETF and YieldMax® UBER Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 413 on Form N-1A on August 26, 2025, is hereby incorporated by reference.

(lxxvii)	Opinion and Consent of Counsel (for YieldMax® CRCL Option Income Strategy ETF, YieldMax® CRWV Option Income Strategy ETF, and YieldMax® GLXY Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 421 on Form N-1A on September 8, 2025 and is incorporated herein by reference.
(lxxviii)	Opinion and Consent of Counsel (for the Defiance Leveraged Long + Income CRCL ETF, Defiance Leveraged Long + Income CRWV ETF, Defiance Leveraged Long + Income GLXY ETF, Defiance Leveraged Long + Income Magnificent Seven ETF, Defiance Leveraged Long + Income Nasdaq 100 ETF, Defiance Leveraged Long + Income S&P 500 ETF, Defiance Leveraged Long + Income Ethereum ETF and Defiance Leveraged Long + Income Bitcoin ETF), previously filed with Post-Effective Amendment No. 423 on Form N-1A on September 9, 2025 and is incorporated herein by reference.
(lxxix)	Opinion and Consent of Counsel (for YieldMax® U.S Stocks Target Double Distribution ETF) – previously filed with Post-Effective Amendment No. 483 on Form N-1A on November 26, 2025 and is incorporated herein by reference.
(lxxx)	Opinion and Consent of Counsel (for Defiance Daily Target 2X Long ALAB ETF, Defiance Daily Target 2X Long APLD ETF, Defiance Daily Target 2X Long AVAV ETF, Defiance Daily Target 2X Long JOBY ETF, Defiance Daily Target 2X Long KTOS ETF, Defiance Daily Target 2X Long LMND ETF, Defiance Daily Target 2X Long NBIS ETF, Defiance Daily Target 2X Long NVTS ETF, Defiance Daily Target 2X Long OSCR ETF, Defiance Daily Target 2X Long PONY ETF, Defiance Daily Target 2X Long RCAT ETF, Defiance Daily Target 2X Long RBRK ETF and Defiance Daily Target 2X Long ZETA ETF), previously filed with Post-Effective Amendment No. 477 on Form N-1A on November 24, 2025 and is incorporated herein by reference.
(lxxxi)	Opinion and Consent of Counsel (for Defiance U.S. Dividend Equity Paid Weekly ETF), previously filed with Post-Effective Amendment No. 496 on Form N-1A on December 19, 2025 and is incorporated herein by reference.
(lxxxii)	Opinion and Consent of Counsel (for Defiance Daily Target 2X Long ET ETF, Defiance Daily Target 2X Long IREN ETF, Defiance Daily Target 2X Long FIG ETF, Defiance Daily Target 2X Long MP ETF and Defiance Daily Target 2X Long QS ETF), previously filed with Post-Effective Amendment No. 446 on Form N-1A on October 17, 2025 and is incorporated herein by reference.
(lxxxiii)	Opinion and Consent of Counsel (for Defiance Daily Target 2X Long AEO ETF, Defiance Daily Target 2X Long BLSH ETF, Defiance Daily Target 2X Long DASH ETF and Defiance Daily Target 2X Long MRNA ETF), previously filed with Post-Effective Amendment No. 455 on Form N-1A on October 27, 2025 and is incorporated herein by reference.
(lxxxiv)	Opinion and Consent of Counsel (for Defiance Leveraged Long BEAM ETF, Defiance Leveraged Long SBET ETF, Defiance Leveraged Long OPEN ETF and Defiance Leveraged Long EOSE ETF) – previously filed with Post-Effective Amendment No. 457 on Form N-1A on October 29, 2025 and is incorporated herein by reference.
(lxxxv)	Opinion and Consent of Counsel (for Defiance Leveraged Long + Income BMNR ETF and Defiance Leveraged Long + Income SOFI ETF), previously filed with Post-Effective Amendment No. 460 on Form N-1A on October 31, 2025 and is incorporated herein by reference.
(lxxxvi)	Opinion and Consent of Counsel (for Defiance Leveraged Long + Income XRP ETF and Defiance Leveraged Long + Income SOL ETF), previously filed with Post-Effective Amendment No. 484 on Form N-1A on November 26, 2025 and is incorporated herein by reference.
(lxxxvii)	Opinion and Consent of Counsel (for CoreValues America First Technology Index ETF), previously filed with Post-Effective Amendment No. 463 on Form N-1A on November 10, 2025 and is incorporated herein by reference.
(lxxxviii)	Opinion and Consent of Counsel (for Defiance Daily Target 2X Long CHWY ETF, Defiance Daily Target 2X Long CAVA ETF, Defiance Daily Target 2X Long ELF ETF, Defiance Daily Target 2X Long WYNN ETF, Defiance Daily Target 2X Long ESLT ETF and Defiance Daily Target 2X Long BMNR ETF), previously filed with Post-Effective Amendment No. 465 on Form N-1A on November 10, 2025 and is incorporated herein by reference.
(lxxxix)	Opinion and Consent of Counsel (for Defiance Daily Target 2X Short AMD ETF, Defiance Daily Target 2X Short APP ETF, Defiance Daily Target 2X Short ASTS ETF, Defiance Daily Target 2X Short AVGO ETF, Defiance Daily Target 2X Short BBAI ETF, Defiance Daily Target 2X Short BMNR ETF, Defiance Daily Target 2X Short CRCL ETF, Defiance Daily Target 2X Short HIMS ETF, Defiance Daily Target 2X Short HOOD ETF, Defiance Daily Target 2X Short INTC ETF, Defiance Daily Target 2X Short MRVL ETF, Defiance Daily Target 2X Short MU ETF, Defiance Daily Target 2X Short NVO ETF, Defiance Daily Target 2X Short OKLO ETF, Defiance Daily Target 2X Short OSCR ETF, Defiance Daily Target 2X Short SBET ETF, Defiance Daily Target 2X Short TSM ETF, and Defiance Daily Target 2X Short UNH ETF), previously filed with Post-Effective Amendment No. 464 on Form N-1A on November 10, 2025 and is incorporated herein by reference.

(xc)	Opinion and Consent of Counsel (for Defiance Leveraged Long DOCN ETF, Defiance Leveraged Long HTZ ETF, Defiance Leveraged Long NEGG ETF, Defiance Leveraged Long NMAX ETF, and Defiance Leveraged Long RUM ETF), previously filed with Post-Effective Amendment No. 469 on Form N-1A on November 18, 2025 and is incorporated herein by reference.
(xci)	Opinion and Consent of Counsel (for Defiance QTUM Options Income ETF), previously filed with Post-Effective Amendment No. 474 on Form N-1A on November 21, 2025 and is incorporated herein by reference.
(xcii)	Opinion and Consent of Counsel (for Defiance Daily Target 2X Long AA ETF, Defiance Daily Target 2X Long CAE ETF, Defiance Daily Target 2X Long CSCO ETF, Defiance Daily Target 2X Long EBAY ETF, Defiance Daily Target 2X Long EXEL ETF, Defiance Daily Target 2X Long IBKR ETF, Defiance Daily Target 2X Long KLAC ETF, Defiance Daily Target 2X Long MPWR ETF, Defiance Daily Target 2X Long PFE ETF, Defiance Daily Target 2X Long SE ETF, Defiance Daily Target 2X Long ERIC ETF and Defiance Daily Target 2X Long UPS ETF), previously filed with Post-Effective Amendment No. 477 on Form N-1A on November 24, 2025 and is incorporated herein by reference.
(xciii)	Opinion and Consent of Counsel (for Quantify 2X Daily All Cap Crypto ETF, Quantify 2X Daily Alt Season Crypto ETF and Quantify 2X Daily AltAlt Season Crypto ETF), previously filed with Post-Effective Amendment No. 505 on Form N-1A on January 2, 2026 and is incorporated herein by reference.
(xciv)	Opinion and Consent of Counsel (for YieldMax® Hundred Club ETFs), previously filed with Post-Effective Amendment No. 495 on Form N-1A on December 19, 2025, is hereby incorporated by reference.
(xcv)	Opinion and Consent of Counsel (for IncomeSTKd 1x US Stocks & 1x Bitcoin Premium ETF, IncomeSTKd 1x US Stocks & 1x Gold Premium ETF, IncomeSTKd 1x Bitcoin & 1x Gold Premium ETF, IncomeSTKd 1x Treasury & 1x Gold Premium ETF, IncomeSTKd 1x Bitcoin & 1x Treasury Premium ETF, IncomeSTKd 1x US Stocks & 1x Treasury Premium ETF, IncomeQ Bitcoin & Bitcoin Treasury mNAV Harvester ETF, and IncomeQ Crypto & Crypto Treasury mNAV Harvester ETF), previously filed with Post-Effective Amendment No. 514 on Form N-1A on January 16, 2026 and is incorporated herein by reference.
(xcvi)	Opinion and Consent of Counsel (for Defiance Daily Target 2X Short APLD ETF, Defiance Daily Target 2X Short ARM ETF, Defiance Daily Target 2X Short BE ETF, Defiance Daily Target 2X Short BITF ETF, Defiance Daily Target 2X Short CLSK ETF, Defiance Daily Target 2X Short CRWV ETF, Defiance Daily Target 2X Short IREN ETF, Defiance Daily Target 2X Short JOBY ETF, Defiance Daily Target 2X Short NBIS ETF, Defiance Daily Target 2X Short NVTS ETF, Defiance Daily Target 2X Short OPEN ETF, Defiance Daily Target 2X Short ORCL ETF, Defiance Daily Target 2X Short SMR ETF, Defiance Daily Target 2X Short SNOW ETF, and Defiance Daily Target 2X Short UPST ETF), previously filed with Post-Effective Amendment No. 512 on Form N-1A on January 9, 2026 and is incorporated herein by reference.
(xcvii)	Opinion and Consent of Counsel (for Defiance Daily Target 2X Long BITF ETF, Defiance Daily Target 2X Long CLS ETF, Defiance Daily Target 2X Long HPQ ETF, Defiance Daily Target 2X Long JMIA ETF, Defiance Daily Target 2X Long LUNR ETF, Defiance Daily Target 2X Long ONDS ETF, Defiance Daily Target 2X Long RKT ETF, Defiance Daily Target 2X Long PGY ETF, and Defiance Daily Target 2X Long PL ETF), previously filed with Post-Effective Amendment No. 502 on Form N-1A on December 23, 2025 and is incorporated herein by reference.
(xcviii)	Opinion and Consent of Counsel (for Defiance Daily Target 2X Long BE ETF, Defiance Daily Target 2X Long BIIB ETF, Defiance Daily Target 2X Long BTQ ETF, Defiance Daily Target 2X Long ETHM ETF, Defiance Daily Target 2X Long JBLU ETF, Defiance Daily Target 2X Long NOK ETF, Defiance Daily Target 2X Long OXY ETF, Defiance Daily Target 2X Long RMBS ETF, Defiance Daily Target 2X Long VRTX ETF, Defiance Daily Target 2X Long WING ETF and Defiance Daily Target 2X Long ZIM ETF), previously filed with Post-Effective Amendment No. 506 on Form N-1A on January 2, 2026 and is incorporated herein by reference.
(xcix)	Opinion and Consent of Counsel (for Defiance Long Pure Quantum ETF), previously filed with Post-Effective Amendment No. 507 on Form N-1A on January 5, 2026 and is incorporated herein by reference.
(c)	Opinion and Consent of Counsel (for Defiance Daily Target 2X Long WLTH ETF), previously filed with Post-Effective Amendment No. 509 on Form N-1A on January 6, 2026 and is incorporated herein by reference.
(ci)	Opinion and Consent of Counsel (for Defiance 2X Daily Short Pure Quantum Computing Index ETF), previously filed with Post-Effective Amendment No. 531 on Form N-1A on February 13, 2026 and is incorporated herein by reference.
(cii)	Opinion and Consent of Counsel (for Defiance Daily Target 2X Long CLF ETF, Defiance Daily Target 2X Long PLUG ETF, Defiance Daily Target 2X Long UUUU ETF, Defiance Daily Target 2X Long CCJ ETF, Defiance Daily Target 2X Long DNN ETF, Defiance Daily Target 2X Long HL ETF, Defiance Daily Target 2X Long NDAQ ETF, Defiance Daily Target 2X Long PAAS ETF, Defiance Daily Target 2X Long PATH ETF, Defiance Daily Target 2X Long POET ETF, Defiance Daily Target 2X Long COMM ETF and Defiance Daily Target 2X Long AMKR ETF), previously filed with Post-Effective Amendment No. 517 on Form N-1A on January 26, 2026 and is incorporated herein by reference.
(ciii)	Opinion and Consent of Counsel (for Defiance 2X Daily Long Pure Drone and Aerial Automation ETF), previously filed with Post-Effective Amendment No. 518 on Form N-1A on January 26, 2026 and is incorporated herein by reference.

(civ)	Opinion and Consent of Counsel (for Defiance Daily Target 2X Short RKT ETF), previously filed with Post-Effective Amendment No. 520 on Form N-1A on January 30, 2026 and is incorporated herein by reference.
(cv)	Opinion and Consent of Counsel (for Nicholas Gold Income ETF, Nicholas Silver Income ETF, Nicholas Nuclear Income ETF and Nicholas Defense and Rare Earth Income ETF), previously filed with Post-Effective Amendment No. 522 on Form N-1A on February 4, 2026 and is incorporated herein by reference.
(cvi)	Opinion and Consent of Counsel (for Chesapeake Trend-Following Fixed Income ETF), previously filed with Post-Effective Amendment No. 525 on Form N-1A on February 6, 2026, and is incorporated herein by reference.
(cvii)	Opinion and Consent of Counsel (for Defiance AdvMicrDev LightningSpread™ Income ETF, Defiance AAPL LightningSpread™ Income ETF, Defiance Blkstne LightningSpread™ Income ETF, Defiance CRCL LightningSpread™ Income ETF, Defiance COIN LightningSpread™ Income ETF, Defiance FcBk LightningSpread™ Income ETF, Defiance MSTR LightningSpread™ Income ETF, Defiance NVDA LightningSpread™ Income ETF, Defiance ORCL LightningSpread™ Income ETF, Defiance PLTR LightningSpread™ Income ETF, Defiance TSLA LightningSpread™ Income ETF, Defiance Bitcoin LightningSpread™ Income ETF, Defiance Ethereum LightningSpread™ Income ETF, Defiance Gold LightningSpread™ Income ETF, Defiance Gold Miners LightningSpread™ Income ETF, Defiance Silver LightningSpread™ Income ETF, Defiance Solana LightningSpread™ Income ETF, and Defiance XRP LightningSpread™ Income ETF), previously filed with Post-Effective Amendment No. 527 on Form N-1A on February 9, 2026 and is incorporated herein by reference.
(cviii)	Opinion and Consent of Counsel (for YieldMax® Top Ten ETFs), previously filed with Post-Effective Amendment No. 530 on Form N-1A on February 13, 2026 and is incorporated herein by reference.
(cix)	Opinion and Consent of Counsel (for Nicholas Bitcoin and Treasuries AfterDark ETF and Nicholas Bitcoin Tail ETF) - to be filed by amendment.
(cx)	Opinion and Consent of Counsel (for YieldMax® WarTech & Cyber Defense Portfolio Option Income ETF, YieldMax® Strategic Metals & Mining Portfolio Option Income ETF, YieldMax® Digital Finance Ecosystem Portfolio Option Income ETF and YieldMax® RoboTech & Automation Portfolio Option Income ETF) - to be filed by amendment.
(cxi)	Opinion and Consent of Counsel (for Defiance Daily Target 2X Long AMTM ETF) - to be filed by amendment.
(cxii)	Opinion and Consent of Counsel (for Portfolio Building Block 1X Inverse US Large Cap Daily Target ETF and Portfolio Building Block 1X Inverse US Growth and Innovation Daily Target ETF) - to be filed by amendment.
(cxiii)	Opinion and Consent of Counsel (for Defiance Daily Target 2X Long ABTC ETF, Defiance Daily Target 2X Long GCT ETF, Defiance Daily Target 2X Long LUMN ETF, Defiance Daily Target 2X Long MDLN ETF, Defiance Daily Target 2X Long PINS ETF, Defiance Daily Target 2X Long ROKU ETF, Defiance Daily Target 2X Long SATS ETF, Defiance Daily Target 2X Long SNDL ETF, Defiance Daily Target 2X Long TLRY ETF, Defiance Daily Target 2X Long WBD ETF and Defiance Daily Target 2X Long XOVR ETF) - to be filed by amendment.
(cxiv)	Opinion and Consent of Counsel (for Defiance Space Data Center Leaders ETF and Defiance Pure Space Daily 2X Strategy ETF) - to be filed by amendment.
(cxv)	Opinion and Consent of Counsel (for Defiance Daily Target 2X Long Discord ETF) - to be filed by amendment.
(cxvi)	Opinion and Consent of Counsel (for Defiance Daily Target 2X Long ASTS ETF, Defiance Daily Target 2X Long BKSY ETF, Defiance Daily Target 2X Long COHR ETF, Defiance Daily Target 2X Long ENVX ETF, Defiance Daily Target 2X Long FRSH ETF, Defiance Daily Target 2X Long GSAT ETF, Defiance Daily Target 2X Long JD ETF, Defiance Daily Target 2X Long LEU ETF, Defiance Daily Target 2X Long OUST ETF, Defiance Daily Target 2X Long RDW ETF, Defiance Daily Target 2X Long RVMD ETF, Defiance Daily Target 2X Long STX ETF and Defiance Daily Target 2X Long VSAT ETF) - to be filed by amendment.
(cxvii)	Opinion and Consent of Counsel (for Defiance Daily Target 2X Long RYAAY ETF, Defiance Daily Target 2X Long UMAC ETF, Defiance Daily Target 2X Long WYFI ETF, Defiance Daily Target 2X Long ABAT ETF, Defiance Daily Target 2X Long PRME ETF, Defiance Daily Target 2X Long KULR ETF, Defiance Daily Target 2X Long SPCE ETF, Defiance Daily Target 2X Long ALMU ETF, Defiance Daily Target 2X Long FJET ETF and Defiance Daily Target 2X Long RYCEY ETF) – to be filed by amendment.
(cxviii)	Opinion and Consent of Counsel (adding Fitz-Gerald Must Have Portfolio® ETF and Fitz-Gerald Must Have Portfolio® and Options Overlay ETF) – to be filed by amendment.
(cxix)	Opinion and Consent of Counsel (adding Daily Target 2X Long OPTT ETF, Defiance Daily Target 2X Long SIDU ETF, Defiance Daily Target 2X Long SSNLF ETF, Defiance Daily Target 2X Long HXSCL ETF, and Defiance Daily Target 2X Long KRKNF ETF) – to be filed by amendment.
(cxx)	Opinion and Consent of Counsel (adding Return Stacked® International Stocks & Managed Futures ETF) – to be filed by amendment.
(cxxi)	Opinion and Consent of Counsel (adding Defiance Daily Target 2X Long AMPX ETF, Defiance Daily Target 2X Long BEAT ETF, Defiance Daily Target 2X Long KOPN ETF, Defiance Daily Target 2X Long LTRX ETF, Defiance Daily Target 2X Long OSS ETF, Defiance Daily Target 2X Long REKR ETF, Defiance Daily Target 2X Long VELO ETF, Defiance Daily Target 2X Long YALL ETF, and Defiance Daily Target 2X Long YSS ETF) – to be filed by amendment.
(cxxii)	Consent of Counsel (for YieldMax® MSTR Option Income Strategy ETF, YieldMax® Short N100 Option Income Strategy ETF, YieldMax® Ultra Option Income Strategy ETF, YieldMax® Ultra Short Option Income Strategy ETF and YieldMax® Bitcoin Option Income Strategy ETF) – filed herewith.

(j)		Consent of Independent Registered Public Accounting Firm – filed herewith.
(k)		Not applicable.
(l)	(i)	Subscription Agreement, previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.
	(ii)	Letter of Representations between the Trust and Depository Trust Company - to be filed by amendment.
(m)		Amended and Restated Rule 12b-1 Plan, previously filed with Post-Effective Amendment No. 517 on Form N-1A on January 26, 2026 and is incorporated herein by reference.
(n)	Not applicable.
(o)	Reserved.
(p)	(i)	Code of Ethics for Tidal Trust II, previously filed with Post-Effective Amendment No. 487 on Form N-1A on December 3, 2025 and is incorporated herein by reference.
	(ii)	Code of Ethics for Tidal Investments LLC, previously filed with Post-Effective Amendment No. 474 on Form N-1A on November 21, 2025 and is incorporated herein by reference.
	(iii)	Code of Ethics Carbon Collective Investing, LLC, previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.
	(iv)	Code of Ethics for Distributor not applicable per Rule 17j-1(c)(3).
	(v)	Code of Ethics for Nicholas Wealth Management, previously filed with Post-Effective Amendment No. 487 on Form N-1A on December 3, 2025 and is incorporated herein by reference
	(vi)	Code of Ethics for Pinnacle Family Advisors, LLC, previously filed with Post-Effective Amendment No. 45 on Form N-1A on December 28, 2022 and is incorporated herein by reference.
	(vii)	Code of Ethics for Veridien Global Investors LLC, previously filed with Post-Effective Amendment No. 74 on Form N-1A on April 11, 2023 and is incorporated herein by reference.
	(viii)	Code of Ethics for Family Dynasty Advisors LLC, previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
	(ix)	Code of Ethics for Newfound Research LLC, previously filed with Post-Effective Amendment No. 487 on Form N-1A on December 3, 2025 and is incorporated herein by reference
	(x)	Code of Ethics for ReSolve Asset Management SEZC (Cayman), previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
	(xi)	Code of Ethics for Roundhill Financial Inc., previously filed with Post-Effective Amendment No. 251 on Form N-1A on August 27, 2024 and is incorporated herein by reference.
	(xii)	Code of Ethics for Montrose Estate Capital Management, LLC d/b/a Days Global Advisors, previously filed with Post-Effective Amendment No. 249 on Form N-1A on August 19, 2024 and is incorporated herein by reference.
	(xiii)	Code of Ethics for Chesapeake Capital Corporation, previously filed with Post-Effective Amendment No. 135 on Form N-1A on November 20, 2023 and is incorporated herein by reference.
	(xiv)	Code of Ethics for Blueprint Fund Management, LLC, previously filed with Post-Effective Amendment No. 102 on Form N-1A on June 27, 2023 and is incorporated herein by reference.
	(xv)	Code of Ethics for Grizzle Investment Management LLC, previously filed with Post-Effective Amendment No. 109 on Form N-1A on August 7, 2023 and is incorporated herein by reference.
	(xvi)	Code of Ethics for Cambria Investment Management, L.P., previously filed with Post-Effective Amendment No. 124 on Form N-1A on September 20, 2023 and is incorporated herein by reference.
	(xvii)	Code of Ethics for Hilton Capital Management, LLC, previously filed with Post-Effective Amendment No. 135 on Form N-1A on November 20, 2023 and is incorporated herein by reference.
	(xviii)	Code of Ethics for MSA Power Funds LLC, previously filed with Post-Effective Amendment No. 463 on Form N-1A on November 10, 2025 and is incorporated herein by reference.
	(xix)	Code of Ethics for Quantify Chaos Advisors, LLC, previously filed with Post-Effective Amendment No. 197 on Form N-1A on April 5, 2024 and is incorporated herein by reference.
	(xx)	Code of Ethics for Artesian Capital Management (Delaware) LP, previously filed with Post-Effective Amendment No. 196 on Form N-1A on April 2, 2024 and is incorporated herein by reference.
	(xxi)	Code of Ethics for Even Herd, LLC, previously filed with Post-Effective Amendment No. 487 on Form N-1A on December 3, 2025 and is incorporated herein by reference
	(xxii)	Code of Ethics for Peerless Wealth LLC, previously filed with Post-Effective Amendment No. 211 on Form N-1A on May 10, 2024 and is incorporated herein by reference.
	(xxiii)	Code of Ethics for Clockwise Capital LLC, previously filed with Post-Effective Amendment No. 224 on Form N-1A on June 11, 2024 and is incorporated herein by reference.
	(xxiv)	Code of Ethics for Convexitas, LLC, previously filed with Post-Effective Amendment No. 514 on Form N-1A on January 16, 2026 and is incorporated herein by reference.

Item 29. Persons Controlled by or Under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30. Indemnification

Reference is made to Article VII of the Registrant’s Third Amended and Restated Declaration of Trust. The general effect of this provision is to indemnify the Trustees, officers, employees and other agents of the Trust who are parties pursuant to any proceeding by reason of their actions performed in their scope of service on behalf of the Trust.

Pursuant to Rule 484 under the Securities Act of 1933, as amended (the Securities Act), the Registrant furnishes the following undertaking: Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

This Item incorporates by reference each investment advisers Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC, as listed below. Each Form ADV may be obtained, free of charge, at the SECs website at www.adviserinfo.sec.gov. Additional information as to any other business, profession, vocation or employment of a substantial nature engaged in by each officer and director of the below-listed investment advisers is included in the Trusts Statement of Additional Information.

Investment Adviser	SEC File No.
Tidal Investments LLC (f/k/a Toroso Investments, LLC)	801-76857
Carbon Collective Investing, LLC	801-119296
Platos Philosophy LLC	801-126714
Nicholas Wealth, LLC	801-122063
Pinnacle Family Advisors, LLC	801-78013
Newfound Research LLC	801-73042
Montrose Estate Capital Management, LLC	801-127176
Family Dynasty Advisors LLC	801-127497
Roundhill Financial Inc.	801-114971
Veridien Global Investors, LLC	801-127602
Chesapeake Capital Corporation	801-106985
Blueprint Fund Management, LLC	801-117790
Grizzle Investment Management LLC	801-122682
Cambria Investment Management, L.P.	801-71786
MSA Power Funds LLC	801-128292
Hilton Capital Management, LLC	801-60776
Quantify Chaos Advisors, LLC (dba Quantify Funds)	801-129075
Artesian Capital Management (Delaware) LP	801-129697
Even Herd, LLC	801-129721
Peerless Wealth LLC	801-129909
Clockwise Capital LLC	801-123024
Convexitas, LLC	801-132451

Item 32.

(i)(a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:
1.	AB Active ETFs, Inc.
2.	ABS Long/Short Strategies Fund
3.	ActivePassive Core Bond ETF, Series of Trust for Professional Managers
4.	ActivePassive Intermediate Municipal Bond ETF, Series of Trust for Professional Managers
5.	ActivePassive International Equity ETF, Series of Trust for Professional Managers
6.	ActivePassive U.S. Equity ETF, Series of Trust for Professional Managers
7.	AdvisorShares Trust
8.	AFA Private Credit Fund
9.	AGF Investments Trust
10.	AIM ETF Products Trust
11.	Alexis Practical Tactical ETF, Series of Listed Funds Trust
12.	AlphaCentric Prime Meridian Income Fund
13.	American Century ETF Trust
14.	AMG ETF Trust
15.	Amplify ETF Trust
16.	Applied Finance Dividend Fund, Series of World Funds Trust
17.	Applied Finance Explorer Fund, Series of World Funds Trust
18.	Applied Finance Select Fund, Series of World Funds Trust
19.	Ardian Access LLC
20.	ARK ETF Trust
21.	ARK Venture Fund
22.	Bitwise Funds Trust
23.	BondBloxx ETF Trust
24.	Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust
25.	Bridgeway Funds, Inc.
26.	Brinker Capital Destinations Trust
27.	Brookfield Real Assets Income Fund Inc.
28.	Build Funds Trust
29.	Calamos Convertible and High Income Fund
30.	Calamos Convertible Opportunities and Income Fund
31.	Calamos Dynamic Convertible and Income Fund
32.	Calamos Global Dynamic Income Fund
33.	Calamos Global Total Return Fund
34.	Calamos Strategic Total Return Fund
35.	Carlyle Tactical Private Credit Fund
36.	Cascade Private Capital Fund
37.	Catalyst/Perini Strategic Income Fund
38.	CBRE Global Real Estate Income Fund
39.	Center Coast Brookfield MLP & Energy Infrastructure Fund
40.	Clifford Capital Partners Fund, Series of World Funds Trust
41.	Cliffwater Corporate Lending Fund
42.	Cliffwater Enhanced Lending Fund
43.	Coatue Innovative Strategies Fund
44.	Cohen & Steers ETF Trust
45.	Convergence Long/Short Equity ETF, Series of Trust for Professional Managers
46.	CornerCap Small-Cap Value Fund, Series of Managed Portfolio Series
47.	CrossingBridge Pre-Merger SPAC ETF, Series of Trust for Professional Managers
48.	Curasset Capital Management Core Bond Fund, Series of World Funds Trust
49.	Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
50.	CYBER HORNET S&P 500® and Bitcoin 75/25 Strategy ETF, Series of CYBER HORNET Trust
51.	Davis Fundamental ETF Trust
52.	Defiance BMNR Option Income ETF, Series of ETF Series Solutions
53.	Defiance Connective Technologies ETF, Series of ETF Series Solutions
54.	Defiance Drone and Modern Warfare ETF, Series of ETF Series Solutions
55.	Defiance Quantum ETF, Series of ETF Series Solutions
56.	Denali Structured Return Strategy Fund

57.	Dodge & Cox Funds
58.	DoubleLine ETF Trust
59.	DoubleLine Income Solutions Fund
60.	DoubleLine Opportunistic Credit Fund
61.	DoubleLine Yield Opportunities Fund
62.	DriveWealth ETF Trust
63.	EIP Investment Trust
64.	Ellington Income Opportunities Fund
65.	ETF Opportunities Trust
66.	Exchange Listed Funds Trust
67.	Exchange Place Advisors Trust
68.	FIS Trust
69.	FlexShares Trust
70.	Fortuna Hedged Bitcoin Fund, Series of Listed Funds Trust
71.	Forum Funds
72.	Forum Funds II
73.	Forum Real Estate Income Fund
74.	Fundrise Growth Tech Fund, LLC
75.	GMO ETF Trust
76.	GoldenTree Opportunistic Credit Fund
77.	Gramercy Emerging Markets Debt Fund, Series of Investment Managers Series Trust
78.	Grayscale Funds Trust
79.	Guinness Atkinson Funds
80.	Harbor ETF Trust
81.	Harris Oakmark ETF Trust
82.	Hawaiian Tax-Free Trust
83.	Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust
84.	Horizon Kinetics Energy and Remediation ETF, Series of Listed Funds Trust
85.	Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
86.	Horizon Kinetics Japan Owner Operator ETF, Series of Listed Funds Trust
87.	Horizon Kinetics Medical ETF, Series of Listed Funds Trust
88.	Horizon Kinetics SPAC Active ETF, Series of Listed Funds Trust
89.	Innovator ETFs Trust
90.	Ironwood Institutional Multi-Strategy Fund LLC
91.	Ironwood Multi-Strategy Fund LLC
92.	Jensen Quality Growth ETF, Series of Trust for Professional Managers
93.	John Hancock Exchange-Traded Fund Trust
94.	Kurv ETF Trust
95.	Lazard Active ETF Trust
96.	LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust
97.	Mairs & Power Balanced Fund, Series of Trust for Professional Managers
98.	Mairs & Power Growth Fund, Series of Trust for Professional Managers
99.	Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers
100.	Mairs & Power Small Cap Fund, Series of Trust for Professional Managers
101.	Manor Investment Funds
102.	MoA Funds Corporation
103.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
104.	Morgan Stanley ETF Trust
105.	Morgan Stanley Pathway Large Cap Equity ETF, Series of Morgan Stanley Pathway Funds
106.	Morgan Stanley Pathway Small-Mid Cap Equity ETF, Series of Morgan Stanley Pathway Funds
107.	Morningstar Funds Trust
108.	NEOS ETF Trust
109.	Niagara Income Opportunities Fund
110.	North Square Evanston Multi-Alpha Fund
111.	NXG Cushing® Midstream Energy Fund
112.	NXG NextGen Infrastructure Income Fund
113.	OTG Latin American Fund, Series of World Funds Trust
114.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust
115.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust

116.	Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
117.	Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
118.	Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
119.	Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
120.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
121.	Palmer Square Funds Trust
122.	Palmer Square Opportunistic Income Fund
123.	Partners Group Private Income Opportunities, LLC
124.	Perkins Discovery Fund, Series of World Funds Trust
125.	Philotimo Focused Growth and Income Fund, Series of World Funds Trust
126.	Plan Investment Fund, Inc.
127.	Point Bridge America First ETF, Series of ETF Series Solutions
128.	Precidian ETFs Trust
129.	Rareview 2x Bull Cryptocurrency & Precious Metals ETF, Series of Collaborative Investment Series Trust
130.	Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
131.	Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
132.	Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
133.	Rareview Total Return Bond ETF, Series of Collaborative Investment Series Trust
134.	Renaissance Capital Greenwich Funds
135.	REX ETF Trust
136.	Reynolds Funds, Inc.
137.	RMB Investors Trust
138.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
139.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
140.	Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
141.	Roundhill Cannabis ETF, Series of Listed Funds Trust
142.	Roundhill ETF Trust
143.	Roundhill Magnificent Seven ETF, Series of Listed Funds Trust
144.	Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
145.	Roundhill Video Games ETF, Series of Listed Funds Trust
146.	Rule One Fund, Series of World Funds Trust
147.	Russell Investments Exchange Traded Funds
148.	Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
149.	Six Circles Trust
150.	Sound Shore Fund, Inc.
151.	SP Funds Trust
152.	Sparrow Funds
153.	Spear Alpha ETF, Series of Listed Funds Trust
154.	STF Tactical Growth & Income ETF, Series of Listed Funds Trust
155.	STF Tactical Growth ETF, Series of Listed Funds Trust
156.	Strategic Trust
157.	Strategy Shares
158.	Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
159.	Tekla World Healthcare Fund
160.	Tema ETF Trust
161.	The 2023 ETF Series Trust
162.	The Community Development Fund

163.	The Cook & Bynum Fund, Series of World Funds Trust

164.	The Private Shares Fund
165.	The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
166.	Third Avenue Trust
167.	Third Avenue Variable Series Trust
168.	Tidal Trust I
169.	Tidal Trust II
170.	Tidal Trust III
171.	Tidal Trust IV
172.	TIFF Investment Program
173.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan

174.	Timothy Plan International ETF, Series of The Timothy Plan
175.	Timothy Plan Market Neutral ETF, Series of The Timothy Plan
176.	Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
177.	Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
178.	Total Fund Solution
179.	Touchstone ETF Trust
180.	Trailmark Series Trust
181.	T-Rex 2X Inverse Bitcoin Daily Target ETF, Series of World Funds Trust
182.	T-Rex 2x Inverse Ether Daily Target ETF, Series of World Funds Trust
183.	T-Rex 2X Long Bitcoin Daily Target ETF, Series of World Funds Trust
184.	T-Rex 2x Long Ether Daily Target ETF
185.	U.S. Global Investors Funds
186.	Union Street Partners Value Fund, Series of World Funds Trust
187.	Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
188.	Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust
189.	Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
190.	Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
191.	Vest US Large Cap 20% Buffer Strategies VI Fund, Series of World Funds Trust
192.	Virtus Stone Harbor Emerging Markets Income Fund
193.	Volatility Shares Trust
194.	WEBs ETF Trust
195.	Wedbush Series Trust
196.	Wellington Global Multi-Strategy Fund
197.	Wilshire Mutual Funds, Inc.
198.	Wilshire Variable Insurance Trust
199.	WisdomTree Trust
200.	XAI Octagon Floating Rate & Alternative Income Term Trust

(i)(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 190 Middle Street, Suite 301, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant

Teresa Cowan	190 Middle Street, Suite 301 Portland, ME 04101	President/Manager	None
Chris Lanza	190 Middle Street, Suite 301 Portland, ME 04101	Vice President	None
Kate Macchia	190 Middle Street, Suite 301 Portland, ME 04101	Vice President	None
Alicia Strout	190 Middle Street, Suite 301 Portland, ME 04101	Vice President and Chief Compliance Officer	None
Gabriel E. Edelman	190 Middle Street, Suite 301 Portland, ME 04101	Secretary	None
Susan L. LaFond	190 Middle Street, Suite 301 Portland, ME 04101	Treasurer	None
Weston Sommers	190 Middle Street, Suite 301 Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

(i)(c)	Not applicable.

(ii)(a)	ALPS Distributors, Inc. (“ALPS”) serves as principal underwriter for certain series of the following investment companies registered under the Investment Company Act of 1940, as amended:

1290 Funds
1WS Credit Income Fund
Aberdeen Income Credit Strategies Fund
abrdn ETFs
abrdn Funds
abrdn Global Premier Properties Fund
Accordant ODCE Index Fund

Alpha Alternative Assets Fund
ALPS Series Trust
Alternative Credit Income Fund
Apollo Diversified Credit Fund
Apollo Diversified Real Estate Fund
AQR Funds
Axonic Alternative Income Fund
Axonic Funds
BBH Trust
Bluerock High Income Institutional Credit Fund
Bluerock Total Income+ Real Estate Fund
Bridge Builder Trust
Cambria ETF Trust
CION Ares Diversified Credit Fund
CION Grosvenor Infrastructure Fund
Columbia ETF Trust
Columbia ETF Trust I
Columbia ETF Trust II
Columbia Seligman Premium Technology Growth Fund, Inc.
CRM Mutual Fund Trust
DBX ETF Trust
Eagle Point Defensive Income Trust

Eagle Point Enhanced Income Trust
EA Series Trust (Cambria Series)
ETF Series Solutions (Vident Series)
Financial Investors Trust
Firsthand Funds
FS Credit Income Fund
FS Credit Opportunities Corp.
FS MVP Private Markets Fund
Gemcorp Commodities Alternative Products Fund
Goehring & Rozencwajg Investment Funds
Goldman Sachs ETF Trust
Goldman Sachs ETF Trust II
Graniteshares ETF Trust

Hartford Funds Exchange-Traded Trust
Heartland Group, Inc.

Investment Managers Series Trust II (AXS-Advised Funds)
Investment Managers Series Trust II (Alternative Access-Advised Fund)

Janus Detroit Street Trust
Lattice Strategies Trust
Litman Gregory Funds Trust
Longleaf Partners Funds Trust
Manager Directed Portfolios (Spyglass Growth Fund)
Meridian Fund, Inc.
Natixis ETF Trust
Natixis ETF Trust II
New York Life Investments Active ETF Trust
New York Life Investments ETF Trust
Opportunistic Credit Interval Fund
PRIMECAP Odyssey Funds
Principal Exchange-Traded Funds
RiverNorth Funds
RiverNorth Opportunities Fund, Inc.
RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.
RiverNorth Opportunistic Municipal Income Fund, Inc.
RiverNorth Managed Duration Municipal Income Fund, Inc.
RiverNorth Flexible Municipal Income Fund, Inc.
RiverNorth Capital and Income Fund, Inc.
RiverNorth Flexible Municipal Income Fund II, Inc.

RiverNorth Managed Duration Municipal Income Fund II, Inc.
SPDR Dow Jones Industrial Average ETF Trust
SPDR S&P 500 ETF Trust
SPDR S&P MidCap 400 ETF Trust
Sphinx Opportunity Fund II
Sprott Funds Trust
The Arbitrage Funds
The Pop Venture Fund
Themes ETF Trust
Tidal Trust II (Cambria Series)
Thornburg ETF Trust
Thrivent ETF Trust
Trust for Professional Managers (PT Asset Management Series)
USCF ETF Trust
Valkyrie ETF Trust II
Wasatch Funds
Wilmington Funds
X-Square Balanced Fund
X-Square Series Trust

(ii)(b)	The following are the Officers and Manager of ALPS, the Registrant’s underwriter. ALPS’s, unless otherwise noted, business address is 1290 Broadway, Suite 1000, Denver, Colorado 80203.

Name	Position with Underwriter	Positions with Registrant
Stephen J. Kyllo	President, Chief Operating Officer, Director, Chief Compliance Officer	None

Brian Schell**	Vice President & Treasurer	None

Eric Parsons	Vice President, Controller and Assistant Treasurer	None

Jason White***	Secretary	None

Richard C. Noyes	Senior Vice President, General Counsel, Assistant Secretary	None

Eric Theroff	Assistant Secretary	None

Adam Girard	Tax Officer	None

Liza Price	Vice President, Managing Counsel	None

Jed Stahl	Vice President, Managing Counsel	None

Terence Digan	Vice President	None

James Stegall	Vice President	None

Hilary Quinn	Vice President	None

*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	The principal business address for Mr. Schell is 100 South Wacker Drive, 19th Floor, Chicago, IL 60606.
***	The principal business address for Mr. White is 4 Times Square, New York, NY 10036.
^	The principal business address for Mr. Theroff is 1055 Broadway Boulevard, Kansas City, MO 64105
^^	The principal business address for Mr. Girard is 80 Lamberton Road, Windsor, CT 06095

(ii)(c)	Not applicable.

Item 33. Location of Accounts and Records

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:

Registrant’s Fund Administrator	Tidal ETF Services LLC 234 West Florida Street, Suite 700 Milwaukee, Wisconsin 53204

Registrant’s Fund Sub-Administrator, Fund Accountant, and Sub-Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202

Registrant’s Custodian	U.S. Bank, National Association 1555 N. Rivercenter Drive Milwaukee, WI 53212

Registrant’s Principal Underwriters	Foreside Fund Services, LLC 190 Middle Street, Suite 301 Portland, ME 04101

ALPS Distributors, Inc. 1290 Broadway, Suite 1000 Denver, CO 80203

Registrant’s Investment Adviser	Tidal Investments LLC 234 West Florida Street, Suite 700 Milwaukee, Wisconsin 53204

Registrant’s Sub-Adviser	Carbon Collective Investing, LLC 1748 Shattuck Ave. PMB 164 Berkeley, CA 94709

Registrant’s Sub-Adviser	Nicholas Wealth, LLC Wealth Management 218 Roswell Street NE Marietta, Georgia 30060

Registrant’s Sub-Adviser	Pinnacle Family Advisors, LLC 620 W. Republic Road, Suite 104 Springfield, Missouri 65807

Registrant’s Sub-Adviser	Veridien Global Investors LLC 320 Post Road Darien, Connecticut 06820

Registrant’s Sub-Adviser	Newfound Research LLC 200 Central Avenue, Suite 324 St. Petersburg, Florida 33701

Registrant’s Futures Trading Advisor	ReSolve Asset Management SEZC (Cayman) 90 North Church Street Strathvale House, 5th Floor George Town, Grand Cayman, Cayman Islands, KY1-9012

Registrant’s Sub-Adviser	Montrose Estate Capital Management, LLC d/b/a Days Global Advisors 6363 Woodway Dr., Suite # 763 Houston, TX 77057

Registrant’s Sub-Adviser	Family Dynasty Advisors LLC 4601 S. Loop 289 #7 Lubbock, TX 79424

Registrant’s Sub-Adviser	Roundhill Financial Inc. 154 West 14th Street, 2nd Floor New York, New York 10011

Registrant’s Sub-Adviser	Veridien Global Investors LLC 320 Post Road Darien, CT 06820

Registrant’s Sub-Adviser	Chesapeake Capital Corporation 308 Long Lane Richmond, Virginia 23221

Registrant’s Sub-Adviser	Blueprint Fund Management, LLC 1250 Revolution Mill Dr., Suite 150, Greensboro, NC 27405

Registrant’s Sub-Adviser	Grizzle Investment Management LLC 573 Coldstream Drive Berwyn, Pennsylvania 19312

Registrant’s Sub-Adviser	Cambria Investment Management, L.P. 3300 Highland Avenue Manhattan Beach, CA 90266

Registrant’s Sub-Adviser	Hilton Capital Management, LLC 1010 Franklin Avenue, Suite 300A Garden City, NY 11530

Registrant’s Sub-Adviser	Quantify Chaos Advisors, LLC (dba Quantify Funds) 60 Wharf Drive, Apt. 3309 Brooklyn, New York 11222

Registrant’s Sub-Adviser	Convexitas, LLC 440 West Lake Street Chicago, Illinois 60606

Registrant’s Sub-Adviser	Artesian Capital Management (Delaware) LP 499 7th Ave, Level 22N New York, NY 10018

Registrant’s Sub-Adviser	Even Herd, LLC 14642 Bogert Pkwy. Oklahoma City, OK 73134

Registrant’s Sub-Adviser	Peerless Wealth LLC 1 East Campus View Blvd. Suite 210 Columbus, Ohio 43235

Registrant’s Sub-Adviser	Clockwise Capital LLC 1395 Brickell Avenue, Unit 800 Miami, FL 33131

Registrant’s Sub-Adviser	MSA Power Funds LLC 396 9th Avenue, 6th Floor New York, NY 10001

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURE

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all requirements for effectiveness of this Post-Effective Amendment No. 541 to its Registration Statement on Form N-1A under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 541 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee, State of Wisconsin, on February 24, 2026.

Tidal Trust II

/s/ Eric W. Falkeis
Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on February 24, 2026.

	Signature	Title

	/s/ Eric W. Falkeis	Principal Executive Officer and Trustee
Eric W. Falkeis

	/s/ Dave Norris*	Trustee
David Norris

	/s/ Michelle McDonough*	Trustee
Michelle McDonough

	/s/ Javier Marquina*	Trustee
Javier Marquina

	/s/ Domenick Pugliese*	Trustee
Domenick Pugliese

	/s/ Aaron Perkovich	Treasurer (principal financial officer and principal accounting officer)
Aaron Perkovich

*By:	/s/ Eric W. Falkeis
Eric Falkeis, Attorney in Fact
By Power of Attorney

Exhibit Index

Exhibit No.	Description
(i)(cxxii)	Consent of Counsel
(j)	Consent of Independent Registered Public Accounting Firm